UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 01136

Guggenheim Funds Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Guggenheim Funds Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: October 1, 2021 - September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

9.30.2022

Guggenheim Funds Annual Report

Guggenheim Funds Trust-Equity
Guggenheim Alpha Opportunity Fund
Guggenheim Large Cap Value Fund
Guggenheim Market Neutral Real Estate Fund
Guggenheim Risk Managed Real Estate Fund
Guggenheim Small Cap Value Fund
Guggenheim StylePlus—Large Core Fund
Guggenheim StylePlus—Mid Growth Fund
Guggenheim World Equity Income Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	5
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
ALPHA OPPORTUNITY FUND	10
LARGE CAP VALUE FUND	30
MARKET NEUTRAL REAL ESTATE FUND	40
RISK MANAGED REAL ESTATE FUND	51
SMALL CAP VALUE FUND	67
STYLEPLUS—LARGE CORE FUND	78
STYLEPLUS—MID GROWTH FUND	88
WORLD EQUITY INCOME FUND	99
NOTES TO FINANCIAL STATEMENTS	110
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	126
OTHER INFORMATION	127
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	136
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	142
LIQUIDITY RISK MANAGEMENT PROGRAM	145

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2022

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the shareholder report for a selection of our Funds (the “Funds”) for the annual fiscal period ended September 30, 2022.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC,

Guggenheim Partners Investment Management, LLC,

October 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Alpha Opportunity Fund is subject to a number of risks and is not suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. There can be no guarantee the Fund will achieve it investment objective. ●The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ●The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ●In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ●In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ●The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● It is important to note that the Fund is not guaranteed by the U.S. Government. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2022

Large Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means an investor could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. The Fund is subject to risk that large-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole. ● It is important to note that the Fund is not guaranteed by the U.S. Government. ● Please read the prospectus for more detailed information regarding these and other risks.

Market Neutral Real Estate Fund may not be suitable for all investors. ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options, and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Risk Managed Real Estate Fund may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell you shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Small Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investing in securities of small-capitalization companies may involve a greater risk of loss and more abrupt fluctuations in market price than investments in larger-capitalization companies. ● It is important to note that the Fund is not guaranteed by the U.S. Government.● Please read the prospectus for more detailed information regarding these and other risks.

StylePlus—Large Core Fund may not be suitable for all investors. ● Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

StylePlus—Mid Growth Fund may not be suitable for all investors. ● Investments in mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in fixed income securities

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

September 30, 2022

whose market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

World Equity Income Fund may not be suitable for all investors. ●Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risk). Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ●The Fund’s use of leverage, through instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ●The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. ● It is important to note that the Fund is not guaranteed by the U.S. Government. ● Please read the prospectus for more detailed information regarding these and other risks.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2022

Equity and fixed income markets declined during the 12-month period ended September 30, 2022, amid continued market volatility, Federal Reserve policy, and global economic headwinds.

The Federal Reserve (the “Fed”) has abandoned talk of a soft or even “softish” landing, with the latest Summary of Economic Projections pointing to a 90-basis-point rise in the unemployment rate, an increase never before experienced without a recession. One basis point equals 0.01%. The seemingly endless string of upside inflation surprises has cemented the Fed’s view that the labor market needs to soften and economic activity needs to weaken further, which could require interest rates heading even higher.

Signs are indicating that the economy is heading in the direction the Fed wants. While gross domestic product (“GDP”) rebounded in the third quarter of 2022 to an inflation-adjusted 2.6%, private domestic demand (consumption and fixed investment) continued to slow, growing just 0.1%. The slowdown was led by a significant contraction in housing activity, historically the first sector to be hit by rising rates, cutting about 1.4 percentage points from GDP’s growth rate. The sharp tightening in financial conditions indicates a broader economic slowdown is ahead, which may help to loosen up the labor market. Signs of a labor market slowdown are already evident, with monthly job growth at less than half the pace of early 2022, wage growth cooling, and job openings falling sharply.

Inflation remains high, but a variety of factors point to a substantial moderation in 2023. Goods prices have stopped rising, and supply chain improvement and input and import costs suggest outright deflation could lie ahead. Services inflation is now the main price stability concern, but even the Bureau of Labor Statistics and several Fed speakers have acknowledged that the lagged data on home rental prices doesn’t reflect the sharp slowdown in market rents that has taken place (and that would start to show up in the data next year).

With the economy cooling and inflation likely to fall, it is fair to expect that rate hikes are nearly coming to an end, particularly with rising strains in financial markets and overseas. But having been repeatedly burned by expectations that inflation would cool and fearing a replay of the “stop-start” rate hike campaigns of the 1970s, the Fed will likely err on the side of overdoing it with rate hikes, viewing a recession as the “least bad” outcome for the economy.

For the 12-month period ended September 30, 2022, the S&P 500® Index* returned -15.47%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -25.13%. The return of the MSCI Emerging Markets Index* was -28.11%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -14.60% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -14.14%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.62% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2022

FTSE NAREIT Equity REITs Total Return Index (“FNRE”) is one of the FTSE NAREIT U.S. Real Estate Index Series that contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. FTSE NAREIT U.S. Real Estate Index Series is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the US economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets. The National Association of Real Estate Investment Trusts (NAREIT) is the trade association for REITs and publicly traded real estate companies with an interest in the U.S. property and investment markets.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Morningstar Long/Short Equity Category Average is the average return of funds Morningstar places in a given category based on their portfolio statistics and compositions over the past three years. Long-short portfolios hold sizeable stakes in both long and short positions in equities, exchange traded funds, and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. At least 75% of the assets are in equity securities or derivatives, and funds in the category will typically have beta values to relevant benchmarks of between 0.3 and 0.8 over a three-year period.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index (Net) is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Value Index is a measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth® Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2022 and ending September 30, 2022.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Alpha Opportunity Fund
A-Class	1.75%	(7.82%)	$ 1,000.00	$ 921.80	$ 8.43
C-Class	2.51%	(8.18%)	1,000.00	918.20	12.07
P-Class	1.75%	(7.81%)	1,000.00	921.90	8.43
Institutional Class	1.50%	(7.70%)	1,000.00	923.00	7.23
Large Cap Value Fund
A-Class	1.13%	(16.03%)	1,000.00	839.70	5.21
C-Class	1.88%	(16.33%)	1,000.00	836.70	8.66
P-Class	1.13%	(16.03%)	1,000.00	839.70	5.21
Institutional Class	0.88%	(15.92%)	1,000.00	840.80	4.06
Market Neutral Real Estate Fund
A-Class	1.64%	(2.53%)	1,000.00	974.70	8.12
C-Class	2.39%	(2.88%)	1,000.00	971.20	11.81
P-Class	1.64%	(2.54%)	1,000.00	974.60	8.12
Institutional Class	1.39%	(2.37%)	1,000.00	976.30	6.89
Risk Managed Real Estate Fund
A-Class	1.99%	(22.82%)	1,000.00	771.80	8.84
C-Class	2.64%	(23.09%)	1,000.00	769.10	11.71
P-Class	2.04%	(22.83%)	1,000.00	771.70	9.06
Institutional Class	1.68%	(22.69%)	1,000.00	773.10	7.47
Small Cap Value Fund
A-Class	1.29%	(16.31%)	1,000.00	836.90	5.94
C-Class	2.04%	(16.66%)	1,000.00	833.40	9.38
P-Class	1.28%	(16.30%)	1,000.00	837.00	5.89
Institutional Class	1.04%	(16.19%)	1,000.00	838.10	4.79
StylePlus—Large Core Fund
A-Class	1.17%	(22.25%)	1,000.00	777.50	5.21
C-Class	2.01%	(22.60%)	1,000.00	774.00	8.94
P-Class	1.38%	(22.33%)	1,000.00	776.70	6.15
Institutional Class	0.98%	(22.18%)	1,000.00	778.20	4.37
StylePlus—Mid Growth Fund
A-Class	1.33%	(23.12%)	1,000.00	768.80	5.90
C-Class	2.20%	(23.46%)	1,000.00	765.40	9.74
P-Class	1.79%	(23.32%)	1,000.00	766.80	7.93
Institutional Class	1.33%	(23.10%)	1,000.00	769.00	5.90
World Equity Income Fund
A-Class	1.20%	(17.19%)	1,000.00	828.10	5.50
C-Class	1.95%	(17.50%)	1,000.00	825.00	8.92
P-Class	1.20%	(17.16%)	1,000.00	828.40	5.50
Institutional Class	0.95%	(17.06%)	1,000.00	829.40	4.36

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Alpha Opportunity Fund
A-Class	1.75%	5.00%	$ 1,000.00	$ 1,016.29	$ 8.85
C-Class	2.51%	5.00%	1,000.00	1,012.48	12.66
P-Class	1.75%	5.00%	1,000.00	1,016.29	8.85
Institutional Class	1.50%	5.00%	1,000.00	1,017.55	7.59
Large Cap Value Fund
A-Class	1.13%	5.00%	1,000.00	1,019.40	5.72
C-Class	1.88%	5.00%	1,000.00	1,015.64	9.50
P-Class	1.13%	5.00%	1,000.00	1,019.40	5.72
Institutional Class	0.88%	5.00%	1,000.00	1,020.66	4.46
Market Neutral Real Estate Fund
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
P-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Institutional Class	1.39%	5.00%	1,000.00	1,018.10	7.03
Risk Managed Real Estate Fund
A-Class	1.99%	5.00%	1,000.00	1,015.09	10.05
C-Class	2.64%	5.00%	1,000.00	1,011.83	13.31
P-Class	2.04%	5.00%	1,000.00	1,014.84	10.30
Institutional Class	1.68%	5.00%	1,000.00	1,016.65	8.49
Small Cap Value Fund
A-Class	1.29%	5.00%	1,000.00	1,018.60	6.53
C-Class	2.04%	5.00%	1,000.00	1,014.84	10.30
P-Class	1.28%	5.00%	1,000.00	1,018.65	6.48
Institutional Class	1.04%	5.00%	1,000.00	1,019.85	5.27
StylePlus—Large Core Fund
A-Class	1.17%	5.00%	1,000.00	1,019.20	5.92
C-Class	2.01%	5.00%	1,000.00	1,014.99	10.15
P-Class	1.38%	5.00%	1,000.00	1,018.15	6.98
Institutional Class	0.98%	5.00%	1,000.00	1,020.16	4.96
StylePlus—Mid Growth Fund
A-Class	1.33%	5.00%	1,000.00	1,018.40	6.73
C-Class	2.20%	5.00%	1,000.00	1,014.04	11.11
P-Class	1.79%	5.00%	1,000.00	1,016.09	9.05
Institutional Class	1.33%	5.00%	1,000.00	1,018.40	6.73
World Equity Income Fund
A-Class	1.20%	5.00%	1,000.00	1,019.05	6.07
C-Class	1.95%	5.00%	1,000.00	1,015.29	9.85
P-Class	1.20%	5.00%	1,000.00	1,019.05	6.07
Institutional Class	0.95%	5.00%	1,000.00	1,020.31	4.81

[1]

This ratio represents annualized net expenses, which may include short dividend and interest expense. Excluding these expenses, the operating expense ratio for the Risk Managed Real Estate Fund would be 1.22%, 1.95%, 1.28% and 0.92% for the A-Class, C-Class, P-Class and Institutional Class, respectively. Excludes expenses of the underlying funds in which the Funds invest, if any.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2022 to September 30, 2022.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2022

To Our Shareholders

Security Investors, LLC (“SI”) serves as the investment adviser to Guggenheim Alpha Opportunity Fund (the “Fund”). The Fund is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Samir Sanghani, CFA, Managing Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -6.55%1, underperforming the ICE BofA 3-Month U.S. Treasury Bill Index (“Index”), the Fund’s benchmark, which returned 0.62% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

This Reporting Period, the broad market reversed its ”reopening” excitement and began a steady bear market. The economic ramifications of the COVID-19 pandemic continued, as supply constraints and worker shortages drove inflation steadily higher. Despite rebounding demand and consumers flush with money, many industries and service companies could not keep enough parts or employees, causing shortages and driving wages higher. Exacerbating the underlying inflation was the sudden war in Ukraine and continued rolling China COVID-related shutdowns. Both were human tragedies in their own rights. And both threw supply chains into more chaos. The Federal Reserve board went completely all in with interest rate increases to halt the inflation at a pace not seen in 40 years. The rapid and steady rise in interest rates led to a corresponding drop in stocks and bonds.

In this environment, the Fund ended the year with a negative -6.55% return. The overall market decline contributed about -1.9% drag due to the Fund’s net long exposure. The realized beta (sensitivity of daily returns to broad stock benchmark moves) was about 0.20 for the year–lower than most long/short managers. The ‘Value’ names generally held up better than ‘Growth’. Our Value-style positioning paid off by about +10% of attribution for the year.

Offsetting those contributions, the Fund’s industry tilts caused about -3% drag for the year. A net short in the Energy sector during the early part of the year caused substantial damage when oil and gas prices spiked during the Ukraine war. Additionally, our larger net long sector exposure to Health Care stocks performed worse than their typical beta would suggest,partly due to recent legislation threatening government price caps.

Security selection (the impact of returns within style and industry groups) was a drag this past year. Within the Information Technology sector, the Fund was overweight semiconductor names that appeared to be cheap versus their cash generation–but began underperforming in the latter part of the year on fears of a new down-cycle coming.

How did the Fund use derivatives during the Reporting Period?

The Fund uses total return swaps to gain exposure to short positions and to attain some leverage on the long side when surpassing 100% long weights. In total, the derivatives have a net negative market exposure, creating a partial market hedge against assets that are invested in long stocks. The net performance impact of these derivatives was positive this fiscal year as the overall market had a large negative return.

How was the Fund positioned at the end of the Reporting Period?

At period end, the Fund held about 140% of assets in long securities, and 89% short, for a net-dollar exposure of 51%. Because the long side exposure holds higher quality and more defensive sectors, while the short side focuses on higher risk names, the actual expected net ‘beta’ of the Fund is in the 0.10 to 0.20 range, on the low end of positioning for the Fund during the last few years.

The Fund maintains its style bias towards cheaper valuation names. Our bias towards higher profitability and low stock-volatility remains–but at much reduced levels from last year as those factors have paid off significantly and look less underpriced than usual. The Fund’s short position in Growth names has also shrunk as those names declined rapidly last year–we are now much closer to neutral on this factor bias. The Fund remains small-size-cap biased–a shift that first began about a year ago. While small caps are generally riskier than large caps, the additional risk appears to be compensated with a much wider expected return based on fundamentals and valuations.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2022

From an industry perspective, the Fund’s largest net long sectors are the Healthcare and Information Technology sectors, with our names mostly focused on cheaper and higher cash-flow-generating groups within those otherwise growth-oriented sectors. The largest net short exposures are the Real Estate and Communication Services sector. Notably, the Fund has flipped to a net long exposure to the Energy and Materials sectors, while cutting back on weights in Staples and Utilities. With considerable moves in relative stock prices and changing fundamentals, the dynamic industry weight reallocation was substantial this year.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

ALPHA OPPORTUNITY FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 7, 2003
C-Class	July 7, 2003
P-Class	May 1, 2015
Institutional Class	November 7, 2008

Ten Largest Holdings (% of Total Net Assets)
Bristol-Myers Squibb Co.	1.0%
Associated Banc-Corp.	1.0%
Johnson & Johnson	1.0%
S&T Bancorp, Inc.	1.0%
Ironwood Pharmaceuticals, Inc. — Class A	1.0%
BankUnited, Inc.	0.9%
Eagle Bancorp, Inc.	0.9%
John B Sanfilippo & Son, Inc.	0.9%
Conagra Brands, Inc.	0.9%
Amgen, Inc.	0.9%
Top Ten Total	9.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2022

	1 Year	5 Year	10 Year
A Class Shares	(6.55%)	(2.44%)	3.42%
A-Class Shares with sales charge‡	(10.99%)	(3.38%)	2.93%
C Class Shares	(7.25%)	(3.20%)	2.63%
C-Class Shares with CDSC§	(8.17%)	(3.20%)	2.63%
Institutional Class Shares	(6.31%)	(2.12%)	3.78%
Morningstar Long/Short Equity Category Average	(8.34%)	1.71%	3.25%
S&P 500 Index	(15.47%)	9.24%	11.70%
S&P 500 Index Blended**	0.62%	1.15%	6.79%
ICE BofA 3-Month U.S. Treasury Bill Index	0.62%	1.15%	0.68%

	1 Year	5 Year	Since Inception (05/01/15)
P Class Shares	(6.54%)	(2.44%)	(0.26%)
Morningstar Long/Short Equity Category Average	(8.34%)	1.71%	1.66%
S&P 500 Index	(15.47%)	9.24%	9.48%
S&P 500 Index Blended**	0.62%	1.15%	8.86%
ICE BofA 3-Month U.S. Treasury Bill Index	0.62%	1.15%	0.90%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA 3-Month U.S. Treasury Bill Index, S&P 500 Index, and the Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures

**

Effective March 13, 2017, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmark is the ICE BofA 3-Month U.S. Treasury Bill Index. The Fund’s performance was previously compared to the S&P 500 Index. The S&P 500 Index-Blended uses performance data for the S&P 500 Index from 09/30/12 to 03/12/17, and the ICE BofA 3-Month U.S. Treasury Bill index from 03/13/17 to 09/30/22.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	September 30, 2022
ALPHA OPPORTUNITY FUND

	Shares	Value
COMMON STOCKS† - 86.3%

Consumer, Non-cyclical - 26.5%
Bristol-Myers Squibb Co.	4,291	$305,047
Johnson & Johnson	1,818	296,989
Ironwood Pharmaceuticals, Inc. — Class A*	27,936	289,417
John B Sanfilippo & Son, Inc.	3,731	282,549
Conagra Brands, Inc.	8,657	282,478
Amgen, Inc.	1,219	274,763
Hologic, Inc.*	4,175	269,371
Mondelez International, Inc. — Class A	4,910	269,215
Colgate-Palmolive Co.	3,798	266,810
Avery Dennison Corp.	1,566	254,788
AbbVie, Inc.	1,872	251,241
Perdoceo Education Corp.*	24,273	250,012
Post Holdings, Inc.*	2,968	243,109
Varex Imaging Corp.*	11,101	234,675
Tyson Foods, Inc. — Class A	3,522	232,205
USANA Health Sciences, Inc.*	4,032	225,994
Archer-Daniels-Midland Co.	2,774	223,168
Pilgrim’s Pride Corp.*	9,472	218,045
Reynolds Consumer Products, Inc.	8,351	217,209
Prestige Consumer Healthcare, Inc.*	4,341	216,312
Philip Morris International, Inc.	2,515	208,770
United Therapeutics Corp.*	945	197,864
CVS Health Corp.	2,074	197,797
Altria Group, Inc.	4,898	197,781
Regeneron Pharmaceuticals, Inc.*	260	179,106
Integra LifeSciences Holdings Corp.*	4,135	175,159
Ingredion, Inc.	1,967	158,383
Merck & Company, Inc.	1,549	133,400
SpartanNash Co.	4,529	131,432
Eli Lilly & Co.	367	118,669
Vanda Pharmaceuticals, Inc.*	11,466	113,284
Vertex Pharmaceuticals, Inc.*	389	112,631
Eagle Pharmaceuticals, Inc.*	4,140	109,379
Innoviva, Inc.*	8,743	101,506
Universal Corp.	2,035	93,692
Amphastar Pharmaceuticals, Inc.*	2,867	80,563
Medtronic plc	968	78,166
Quanex Building Products Corp.	3,854	69,989
Viatris, Inc.	7,933	67,589
Global Payments, Inc.	605	65,370
EVERTEC, Inc.	1,955	61,289
Globus Medical, Inc. — Class A*	1,002	59,689
Quest Diagnostics, Inc.	470	57,664
Hain Celestial Group, Inc.*	3,194	53,915
Sotera Health Co.*	5,380	36,692
Total Consumer, Non-cyclical		7,963,176

Industrial - 12.5%
Barnes Group, Inc.	9,456	273,089
Standex International Corp.	3,085	251,890
OSI Systems, Inc.*	3,432	247,310
Eagle Materials, Inc.	2,213	237,189
Snap-on, Inc.	1,173	236,184
Sonoco Products Co.	4,054	229,983
Sturm Ruger & Company, Inc.	4,153	210,931
Westrock Co.	6,611	204,214
Vishay Intertechnology, Inc.	11,392	202,664
Albany International Corp. — Class A	2,353	185,487
AptarGroup, Inc.	1,938	184,168
Timken Co.	2,546	150,316
Energizer Holdings, Inc.	5,607	140,960
EMCOR Group, Inc.	1,158	133,726
EnPro Industries, Inc.	1,540	130,869
Arrow Electronics, Inc.*	1,139	105,005
Knowles Corp.*	7,278	88,573
Sanmina Corp.*	1,728	79,626
Dorian LPG Ltd.	5,561	75,463
Louisiana-Pacific Corp.	1,402	71,768
Packaging Corporation of America	631	70,855
TTM Technologies, Inc.*	5,195	68,470
Insteel Industries, Inc.	2,291	60,780
Agilent Technologies, Inc.	458	55,670
Lennox International, Inc.	235	52,328
Total Industrial		3,747,518

Financial - 11.1%
Associated Banc-Corp.	15,075	302,735
S&T Bancorp, Inc.	10,116	296,500
BankUnited, Inc.	8,366	285,866
Eagle Bancorp, Inc.	6,340	284,159
Renasant Corp.	8,383	262,220
Preferred Bank/Los Angeles CA	3,646	237,829
Global Net Lease, Inc. REIT	21,267	226,493
National Bank Holdings Corp. — Class A	5,809	214,875
Office Properties Income Trust REIT	11,831	166,226
Central Pacific Financial Corp.	6,106	126,333
Getty Realty Corp. REIT	4,636	124,662
Stewart Information Services Corp.	2,700	117,828
Everest Re Group Ltd.	408	107,075
Hilltop Holdings, Inc.	4,210	104,619
Highwoods Properties, Inc. REIT	3,671	98,970
Marcus & Millichap, Inc.	2,674	87,654
Bank of Hawaii Corp.	1,150	87,538
NMI Holdings, Inc. — Class A*	3,737	76,123
PennyMac Financial Services, Inc.	1,595	68,426
Pathward Financial, Inc.	1,893	62,393
Total Financial		3,338,524

Energy - 8.4%
Kinder Morgan, Inc.	14,547	242,062
Chevron Corp.	1,667	239,498
DT Midstream, Inc.	4,444	230,599
Phillips 66	2,856	230,536
Antero Midstream Corp.	24,396	223,955
Marathon Petroleum Corp.	2,234	221,903
HF Sinclair Corp.	3,706	199,531
Valero Energy Corp.	1,622	173,311
Exxon Mobil Corp.	1,861	162,484
Targa Resources Corp.	2,057	124,119
Equitrans Midstream Corp.	13,620	101,878

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ALPHA OPPORTUNITY FUND

	Shares	Value
Williams Companies, Inc.	3,375	$96,626
REX American Resources Corp.*	2,969	82,895
SunCoke Energy, Inc.	13,668	79,411
CVR Energy, Inc.	2,298	66,596
ONEOK, Inc.	1,206	61,796
Total Energy		2,537,200

Utilities - 7.1%
Avista Corp.	5,866	217,335
Portland General Electric Co.	4,948	215,040
PPL Corp.	8,101	205,360
Duke Energy Corp.	2,185	203,249
WEC Energy Group, Inc.	2,262	202,291
MGE Energy, Inc.	3,055	200,500
NiSource, Inc.	7,929	199,731
UGI Corp.	6,164	199,282
Chesapeake Utilities Corp.	1,643	189,586
NorthWestern Corp.	3,391	167,108
Otter Tail Corp.	2,078	127,839
Total Utilities		2,127,321

Technology - 5.6%
SS&C Technologies Holdings, Inc.	5,397	257,707
Diodes, Inc.*	3,534	229,392
Texas Instruments, Inc.	1,438	222,574
Cirrus Logic, Inc.*	2,643	181,839
Rambus, Inc.*	5,810	147,690
IPG Photonics Corp.*	1,216	102,570
NetApp, Inc.	1,363	84,302
ACI Worldwide, Inc.*	3,999	83,579
Hewlett Packard Enterprise Co.	5,892	70,586
Fiserv, Inc.*	701	65,592
CSG Systems International, Inc.	1,200	63,456
Amkor Technology, Inc.	3,687	62,863
Lumentum Holdings, Inc.*	785	53,827
Synaptics, Inc.*	536	53,069
Total Technology		1,679,046

Basic Materials - 5.4%
Minerals Technologies, Inc.	4,571	225,853
Eastman Chemical Co.	2,860	203,203
Balchem Corp.	1,583	192,461
Steel Dynamics, Inc.	2,222	157,651
NewMarket Corp.	456	137,179
LyondellBasell Industries N.V. — Class A	1,711	128,804
Nucor Corp.	923	98,751
AdvanSix, Inc.	2,513	80,667
Ingevity Corp.*	1,293	78,395
Huntsman Corp.	3,132	76,859
American Vanguard Corp.	4,024	75,249
FMC Corp.	632	66,802
Westlake Corp.	684	59,426
Mercer International, Inc.	4,756	58,499
Total Basic Materials		1,639,799

Communications - 5.1%
Verizon Communications, Inc.	6,204	235,566
T-Mobile US, Inc.*	1,656	222,186
Meta Platforms, Inc. — Class A*	1,419	192,530
Viavi Solutions, Inc.*	14,355	187,333
InterDigital, Inc.	4,469	180,637
VeriSign, Inc.*	906	157,372
Alphabet, Inc. — Class C*	1,454	139,802
Gogo, Inc.*	8,886	107,698
Cisco Systems, Inc.	2,532	101,280
Total Communications		1,524,404

Consumer, Cyclical - 4.6%
Home Depot, Inc.	849	234,273
Brunswick Corp.	2,983	195,237
Methode Electronics, Inc.	4,364	162,123
Allison Transmission Holdings, Inc.	4,492	151,650
Haverty Furniture Companies, Inc.	6,065	151,019
Boyd Gaming Corp.	2,710	129,131
McDonald’s Corp.	524	120,908
G-III Apparel Group Ltd.*	7,822	116,939
GMS, Inc.*	2,023	80,940
Papa John’s International, Inc.	735	51,457
Total Consumer, Cyclical		1,393,677

Total Common Stocks
(Cost $29,756,408)		25,950,665

MONEY MARKET FUND† - 4.5%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 2.49%[1]	1,359,913	1,359,913
Total Money Market Fund
(Cost $1,359,913)		1,359,913

Total Investments - 90.8%
(Cost $31,116,321)		27,310,578

Other Assets & Liabilities, net - 9.2%		2,776,582
Total Net Assets - 100.0%		$30,087,160

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ALPHA OPPORTUNITY FUND

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Centrally Cleared Custom Basket Swap Agreements††
Goldman Sachs International	GS Equity Custom Basket	Pay	3.53% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	$6,753,620	$(859,754)
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	3.48% (Federal Funds Rate + 0.40%)	At Maturity	02/01/24	6,753,620	(863,302)
						$13,507,240	$(1,723,056)
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Receive	2.78% (Federal Funds Rate - 0.30%)	At Maturity	02/01/24	$12,374,681	$2,506,327
Goldman Sachs International	GS Equity Custom Basket	Receive	2.88% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	12,134,521	2,475,779
						$24,509,202	$4,982,106

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Consumer, Non-cyclical
Regeneron Pharmaceuticals, Inc.	67	0.71%	$10,027
Bristol-Myers Squibb Co.	1,115	1.17%	9,315
Vertex Pharmaceuticals, Inc.	101	0.43%	9,252
Amphastar Pharmaceuticals, Inc.	745	0.31%	6,554
AbbVie, Inc.	486	0.97%	5,914
Merck & Company, Inc.	402	0.51%	3,759
Archer-Daniels-Midland Co.	721	0.86%	2,616
Eli Lilly & Co.	95	0.45%	1,202
Globus Medical, Inc. — Class A	260	0.23%	(263)
Varex Imaging Corp.	2,886	0.90%	(877)
Medtronic plc	251	0.30%	(1,380)
Hain Celestial Group, Inc.	830	0.21%	(1,542)
Quest Diagnostics, Inc.	122	0.22%	(1,617)
Universal Corp.	529	0.36%	(1,741)
Innoviva, Inc.	2,273	0.39%	(2,216)
CVS Health Corp.	539	0.76%	(2,800)
Prestige Consumer Healthcare, Inc.	1,128	0.83%	(2,903)
Altria Group, Inc.	1,273	0.76%	(3,102)
Global Payments, Inc.	157	0.25%	(3,289)
Conagra Brands, Inc.	2,250	1.09%	(3,616)
SpartanNash Co.	1,177	0.51%	(3,634)
Viatris, Inc.	2,062	0.26%	(3,693)
Perdoceo Education Corp.	6,310	0.96%	(3,810)
Ingredion, Inc.	511	0.61%	(4,286)
Reynolds Consumer Products, Inc.	2,171	0.84%	(4,441)
Quanex Building Products Corp.	1,002	0.27%	(4,585)
United Therapeutics Corp.	245	0.76%	(4,790)
Johnson & Johnson	472	1.14%	(5,309)
John B Sanfilippo & Son, Inc.	970	1.09%	(5,458)
Ironwood Pharmaceuticals, Inc. — Class A	7,263	1.11%	(5,879)
Post Holdings, Inc.	771	0.94%	(5,900)
EVERTEC, Inc.	508	0.24%	(6,488)
Amgen, Inc.	317	1.06%	(7,033)
Avery Dennison Corp.	407	0.98%	(7,866)
Hologic, Inc.	1,270	1.21%	(7,989)
Colgate-Palmolive Co.	987	1.03%	(10,810)
Philip Morris International, Inc.	654	0.80%	(10,818)
Sotera Health Co.	1,398	0.14%	(12,956)
Mondelez International, Inc. — Class A	1,276	1.04%	(13,041)
Integra LifeSciences Holdings Corp.	1,075	0.67%	(14,082)
Pilgrim’s Pride Corp.	2,462	0.84%	(15,100)
Vanda Pharmaceuticals, Inc.	2,981	0.44%	(15,350)
Eagle Pharmaceuticals, Inc.	1,076	0.42%	(17,918)

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Tyson Foods, Inc. — Class A	915	0.89%	$(20,495)
USANA Health Sciences, Inc.	1,048	0.87%	(26,593)
Total Consumer, Non-cyclical			(215,031)

Technology
Rambus, Inc.	1,510	0.57%	7,141
CSG Systems International, Inc.	312	0.24%	2,460
NetApp, Inc.	354	0.32%	1,195
IPG Photonics Corp.	316	0.39%	(1,537)
Amkor Technology, Inc.	958	0.24%	(1,674)
Synaptics, Inc.	139	0.20%	(1,895)
Hewlett Packard Enterprise Co.	1,531	0.27%	(1,929)
Fiserv, Inc.	182	0.25%	(2,135)
Lumentum Holdings, Inc.	204	0.21%	(2,158)
Diodes, Inc.	919	0.88%	(3,303)
ACI Worldwide, Inc.	1,039	0.32%	(6,425)
Cirrus Logic, Inc.	687	0.70%	(8,775)
Texas Instruments, Inc.	373	0.85%	(10,609)
SS&C Technologies Holdings, Inc.	1,403	0.99%	(18,068)
Total Technology			(47,712)

Basic Materials
FMC Corp.	164	0.26%	(453)
Ingevity Corp.	336	0.30%	(805)
NewMarket Corp.	118	0.53%	(892)
Nucor Corp.	240	0.38%	(1,272)
Westlake Corp.	177	0.23%	(1,802)
American Vanguard Corp.	1,046	0.29%	(2,374)
Steel Dynamics, Inc.	577	0.61%	(3,645)
Balchem Corp.	411	0.74%	(4,522)
Mercer International, Inc.	1,236	0.23%	(4,690)
Huntsman Corp.	814	0.30%	(6,200)
AdvanSix, Inc.	653	0.31%	(6,580)
LyondellBasell Industries N.V. — Class A	445	0.50%	(7,044)
Eastman Chemical Co.	743	0.78%	(16,835)
Minerals Technologies, Inc.	1,188	0.87%	(19,455)
Total Basic Materials			(76,569)

Industrial
Dorian LPG Ltd.	1,446	0.29%	1,337
EnPro Industries, Inc.	400	0.50%	278
EMCOR Group, Inc.	301	0.51%	(113)
Sanmina Corp.	449	0.31%	(651)
Agilent Technologies, Inc.	119	0.21%	(1,122)
Lennox International, Inc.	61	0.20%	(1,299)
Louisiana-Pacific Corp.	364	0.28%	(2,358)
TTM Technologies, Inc.	1,350	0.26%	(2,511)
Snap-on, Inc.	305	0.91%	(2,546)
Arrow Electronics, Inc.	296	0.40%	(2,626)
Vishay Intertechnology, Inc.	2,961	0.78%	(3,000)
Timken Co.	661	0.58%	(3,333)
Packaging Corporation of America	164	0.27%	(3,366)
AptarGroup, Inc.	504	0.71%	(5,243)
Energizer Holdings, Inc.	1,457	0.54%	(6,043)
Standex International Corp.	802	0.97%	(6,630)
Insteel Industries, Inc.	595	0.23%	(6,688)
OSI Systems, Inc.	892	0.95%	(6,777)
Albany International Corp. — Class A	611	0.71%	(7,767)
Sonoco Products Co.	1,054	0.89%	(7,967)
Knowles Corp.	1,892	0.34%	(9,735)
Eagle Materials, Inc.	575	0.91%	(10,020)
Barnes Group, Inc.	2,458	1.05%	(12,075)
Westrock Co.	1,718	0.79%	(16,106)
Sturm Ruger & Company, Inc.	1,079	0.81%	(18,451)
Total Industrial			(134,812)

Consumer, Cyclical
Papa John’s International, Inc.	191	0.20%	(2,249)
Allison Transmission Holdings, Inc.	1,168	0.58%	(2,632)
GMS, Inc.	526	0.31%	(2,655)
McDonald’s Corp.	136	0.46%	(3,785)
Home Depot, Inc.	220	0.90%	(4,203)
Methode Electronics, Inc.	1,134	0.62%	(5,323)
Boyd Gaming Corp.	704	0.50%	(5,485)
Haverty Furniture Companies, Inc.	1,577	0.58%	(6,060)
Brunswick Corp.	775	0.75%	(9,813)
G-III Apparel Group Ltd.	2,033	0.45%	(11,714)
Total Consumer, Cyclical			(53,919)

Communications
T-Mobile US, Inc.	430	0.85%	458
Viavi Solutions, Inc.	3,732	0.72%	(313)
Alphabet, Inc. — Class C	141	0.20%	(2,409)
VeriSign, Inc.	235	0.60%	(3,057)
Cisco Systems, Inc.	658	0.39%	(3,248)
Meta Platforms, Inc. — Class A	384	0.77%	(8,441)
Gogo, Inc.	2,310	0.41%	(13,127)
Verizon Communications, Inc.	1,613	0.91%	(20,264)
InterDigital, Inc.	1,162	0.70%	(28,321)
Total Communications			(78,722)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Energy
Equitrans Midstream Corp.	3,541	0.39%	$1,985
HF Sinclair Corp.	963	0.77%	956
Marathon Petroleum Corp.	580	0.85%	902
REX American Resources Corp.	772	0.32%	(939)
CVR Energy, Inc.	597	0.26%	(1,615)
Valero Energy Corp.	421	0.67%	(2,266)
ONEOK, Inc.	313	0.24%	(2,775)
Phillips 66	742	0.89%	(3,859)
Williams Companies, Inc.	877	0.37%	(3,979)
DT Midstream, Inc.	1,155	0.89%	(4,012)
Targa Resources Corp.	534	0.48%	(4,156)
Kinder Morgan, Inc.	3,782	0.93%	(4,382)
Exxon Mobil Corp.	484	0.63%	(4,696)
Chevron Corp.	433	0.92%	(5,184)
Antero Midstream Corp.	6,342	0.86%	(5,733)
SunCoke Energy, Inc.	3,553	0.31%	(9,222)
Total Energy			(48,975)

Financial
S&T Bancorp, Inc.	2,630	1.14%	2,945
NMI Holdings, Inc. — Class A	971	0.29%	1,876
Everest Re Group Ltd.	106	0.41%	999
Getty Realty Corp.	1,205	0.48%	637
Associated Banc-Corp.	3,919	1.17%	180
Douglas Elliman, Inc.	1	0.00%	(1)
Bank of Hawaii Corp.	299	0.34%	(485)
Preferred Bank/Los Angeles CA	948	0.92%	(1,788)
PennyMac Financial Services, Inc.	414	0.26%	(1,867)
Marcus & Millichap, Inc.	695	0.34%	(2,930)
Hilltop Holdings, Inc.	1,094	0.40%	(4,059)
National Bank Holdings Corp. — Class A	1,510	0.83%	(6,242)
Renasant Corp.	2,805	1.30%	(6,246)
Pathward Financial, Inc.	492	0.24%	(7,437)
Central Pacific Financial Corp.	1,587	0.49%	(9,174)
BankUnited, Inc.	2,175	1.10%	(9,345)
Highwoods Properties, Inc.	954	0.38%	(10,301)
Stewart Information Services Corp.	702	0.45%	(11,044)
Eagle Bancorp, Inc.	1,648	1.09%	(12,991)
Global Net Lease, Inc.	5,529	0.87%	(20,458)
Office Properties Income Trust	3,076	0.64%	(20,882)
Total Financial			(118,613)

Utilities
Otter Tail Corp.	540	0.49%	(693)
Chesapeake Utilities Corp.	427	0.73%	(2,056)
Avista Corp.	1,525	0.84%	(5,680)
PPL Corp.	2,106	0.79%	(8,040)
MGE Energy, Inc.	794	0.77%	(8,315)
Duke Energy Corp.	568	0.78%	(9,493)
Portland General Electric Co.	1,286	0.83%	(9,568)
NorthWestern Corp.	881	0.64%	(9,644)
WEC Energy Group, Inc.	588	0.78%	(9,725)
NiSource, Inc.	2,061	0.77%	(10,591)
UGI Corp.	1,602	0.77%	(15,144)
Total Utilities			(88,949)
Total MS Equity Long Custom Basket			$(863,302)

MS EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
TransUnion	3,017	(1.42)%	$101,928
Equifax, Inc.	747	(1.01)%	63,280
ASGN, Inc.	1,669	(1.22)%	50,441
Viad Corp.	3,299	(0.84)%	41,610
Verisk Analytics, Inc. — Class A	1,039	(1.43)%	37,737
CoStar Group, Inc.	1,343	(0.76)%	24,397
Patterson Companies, Inc.	3,514	(0.68)%	23,338
ABM Industries, Inc.	3,949	(1.22)%	21,494
Cintas Corp.	466	(1.46)%	17,943
FTI Consulting, Inc.	289	(0.39)%	6,318
Driven Brands Holdings, Inc.	4,512	(1.02)%	4,562
Quanta Services, Inc.	792	(0.82)%	3,544
Robert Half International, Inc.	709	(0.44)%	606
Total Consumer, Non-cyclical			397,198

Financial
Signature Bank	826	(1.01)%	78,371
Howard Hughes Corp.	2,315	(1.04)%	75,981
Welltower, Inc.	2,860	(1.49)%	68,354
Equinix, Inc.	310	(1.43)%	64,052
Western Alliance Bancorporation	1,815	(0.96)%	63,766
Outfront Media, Inc.	5,776	(0.71)%	54,898
Sun Communities, Inc.	1,048	(1.15)%	54,055
Americold Realty Trust, Inc.	4,839	(0.96)%	50,455
Invitation Homes, Inc.	5,905	(1.61)%	45,409
Kite Realty Group Trust	10,056	(1.40)%	44,351
Crown Castle, Inc.	1,148	(1.34)%	42,788
State Street Corp.	1,547	(0.76)%	41,793
Rexford Industrial Realty, Inc.	3,138	(1.32)%	41,760
KKR & Company, Inc. — Class A	2,924	(1.02)%	35,199
Digital Realty Trust, Inc.	1,273	(1.02)%	33,219
Goldman Sachs Group, Inc.	1,376	(3.26)%	32,704
Ares Management Corp. — Class A	1,865	(0.93)%	31,130

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Realty Income Corp.	2,184	(1.03)%	$30,921
Apollo Global Management, Inc.	2,796	(1.05)%	30,797
Ryman Hospitality Properties, Inc.	1,906	(1.13)%	30,016
Bank of America Corp.	3,756	(0.92)%	28,117
BlackRock, Inc. — Class A	220	(0.98)%	26,888
Invesco Ltd.	9,033	(1.00)%	25,453
Iron Mountain, Inc.	3,917	(1.39)%	25,312
SBA Communications Corp.	465	(1.07)%	22,746
Equitable Holdings, Inc.	6,665	(1.42)%	20,957
Kennedy-Wilson Holdings, Inc.	2,845	(0.36)%	20,573
American Tower Corp. — Class A	563	(0.98)%	19,882
Extra Space Storage, Inc.	587	(0.82)%	18,671
First Republic Bank	589	(0.62)%	18,026
SLM Corp.	3,096	(0.35)%	17,608
Ventas, Inc.	1,987	(0.65)%	16,879
Northern Trust Corp.	1,189	(0.82)%	16,867
Independence Realty Trust, Inc.	3,706	(0.50)%	14,748
Xenia Hotels & Resorts, Inc.	3,475	(0.39)%	14,276
Public Storage	287	(0.68)%	13,899
Marsh & McLennan Companies, Inc.	851	(1.03)%	13,213
Alexandria Real Estate Equities, Inc.	924	(1.05)%	13,031
Wells Fargo & Co.	2,872	(0.93)%	11,764
CBRE Group, Inc. — Class A	979	(0.53)%	10,906
Life Storage, Inc.	512	(0.46)%	10,208
Intercontinental Exchange, Inc.	824	(0.60)%	9,351
Progressive Corp.	841	(0.79)%	8,305
Popular, Inc.	1,486	(0.87)%	8,001
Comerica, Inc.	1,870	(1.07)%	6,680
Assurant, Inc.	372	(0.44)%	5,946
Mid-America Apartment Communities, Inc.	278	(0.35)%	3,972
Allstate Corp.	494	(0.50)%	(24)
Charles Schwab Corp.	1,378	(0.80)%	(392)
Cullen/Frost Bankers, Inc.	556	(0.59)%	(484)
Arthur J Gallagher & Co.	379	(0.52)%	(3,660)
LPL Financial Holdings, Inc.	511	(0.90)%	(19,101)
Total Financial			1,348,637

Consumer, Cyclical
MillerKnoll, Inc.	6,162	(0.78)%	133,262
American Airlines Group, Inc.	8,785	(0.85)%	42,900
Healthcare Services Group, Inc.	6,870	(0.67)%	33,616
CarMax, Inc.	724	(0.39)%	25,009
Copart, Inc.	1,931	(1.66)%	23,432
Genuine Parts Co.	1,393	(1.68)%	16,725
Hilton Worldwide Holdings, Inc.	636	(0.62)%	16,125
Dana, Inc.	4,334	(0.40)%	13,352
Live Nation Entertainment, Inc.	827	(0.51)%	11,623
Delta Air Lines, Inc.	3,157	(0.72)%	11,168
Southwest Airlines Co.	1,330	(0.33)%	10,891
Lear Corp.	501	(0.48)%	9,069
Tesla, Inc.	147	(0.32)%	6,102
Floor & Decor Holdings, Inc. — Class A	886	(0.50)%	4,183
WESCO International, Inc.	716	(0.69)%	1,819
Royal Caribbean Cruises Ltd.	1,291	(0.40)%	(2,945)
Las Vegas Sands Corp.	2,328	(0.71)%	(3,374)
Total Consumer, Cyclical			352,957

Energy
Patterson-UTI Energy, Inc.	6,660	(0.63)%	35,150
Helmerich & Payne, Inc.	2,694	(0.80)%	28,037
Baker Hughes Co.	5,504	(0.93)%	22,214
Hess Corp.	1,228	(1.08)%	14,392
NexTier Oilfield Solutions, Inc.	8,065	(0.48)%	10,747
ChampionX Corp.	3,080	(0.49)%	5,623
Liberty Energy, Inc. — Class A	5,275	(0.54)%	5,438
Valaris Ltd.	1,689	(0.67)%	1,371
Continental Resources, Inc.	909	(0.49)%	1,170
Schlumberger N.V.	4,056	(1.18)%	511
Equities Corp.	1,534	(0.51)%	(9,207)
EOG Resources, Inc.	1,537	(1.39)%	(11,995)
Total Energy			103,451

Industrial
Stanley Black & Decker, Inc.	1,278	(0.78)%	50,914
Stericycle, Inc.	1,132	(0.39)%	36,306
Boeing Co.	929	(0.91)%	35,571
Jacobs Solutions, Inc.	1,502	(1.32)%	30,043
Old Dominion Freight Line, Inc.	472	(0.95)%	21,389
CSX Corp.	3,493	(0.75)%	19,309
Waste Management, Inc.	1,141	(1.48)%	15,029
MSA Safety, Inc.	819	(0.72)%	13,597
Union Pacific Corp.	389	(0.61)%	13,112
Eaton Corporation plc	1,623	(1.75)%	12,145
CH Robinson Worldwide, Inc.	486	(0.38)%	6,347
Exponent, Inc.	1,451	(1.03)%	3,611

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
TransDigm Group, Inc.	84	(0.36)%	$1,158
General Electric Co.	1	0.00%	20
Casella Waste Systems, Inc. — Class A	1,947	(1.20)%	(28,777)
Total Industrial			229,774

Utilities
Dominion Energy, Inc.	2,721	(1.52)%	38,414
Public Service Enterprise Group, Inc.	1,286	(0.58)%	11,757
Total Utilities			50,171

Technology
MSCI, Inc. — Class A	182	(0.62)%	8,385
Veeva Systems, Inc. — Class A	408	(0.54)%	4,476
Total Technology			12,861

Communications
Paramount Global — Class B	4,471	(0.69)%	17,847
Uber Technologies, Inc.	3,785	(0.81)%	(6,569)
Total Communications			11,278
Total MS Equity Short Custom Basket			$2,506,327

GS EQUITY LONG CUSTOM BASKET
Consumer, Non-cyclical
Regeneron Pharmaceuticals, Inc.	67	0.71%	$10,037
Bristol-Myers Squibb Co.	1,115	1.17%	9,361
Vertex Pharmaceuticals, Inc.	101	0.43%	9,206
Amphastar Pharmaceuticals, Inc.	745	0.31%	6,547
AbbVie, Inc.	486	0.97%	5,912
Merck & Company, Inc.	402	0.51%	3,752
Archer-Daniels-Midland Co.	721	0.86%	2,705
Eli Lilly & Co.	95	0.45%	1,211
Globus Medical, Inc. — Class A	260	0.23%	(170)
Varex Imaging Corp.	2,886	0.90%	(654)
Medtronic plc	251	0.30%	(1,368)
Hain Celestial Group, Inc.	830	0.21%	(1,490)
Quest Diagnostics, Inc.	122	0.22%	(1,615)
Universal Corp.	529	0.36%	(1,750)
Innoviva, Inc.	2,273	0.39%	(2,197)
CVS Health Corp.	539	0.76%	(2,808)
Prestige Consumer Healthcare, Inc.	1,128	0.83%	(2,927)
Altria Group, Inc.	1,273	0.76%	(3,115)
Global Payments, Inc.	157	0.25%	(3,287)
SpartanNash Co.	1,177	0.51%	(3,583)
Conagra Brands, Inc.	2,250	1.09%	(3,588)
Viatris, Inc.	2,062	0.26%	(3,737)
Perdoceo Education Corp.	6,310	0.96%	(3,899)
Ingredion, Inc.	511	0.61%	(4,241)
Reynolds Consumer Products, Inc.	2,171	0.84%	(4,426)
Quanex Building Products Corp.	1,002	0.27%	(4,604)
United Therapeutics Corp.	245	0.76%	(4,826)
Johnson & Johnson	472	1.14%	(5,323)
John B Sanfilippo & Son, Inc.	970	1.09%	(5,415)
Post Holdings, Inc.	771	0.94%	(5,421)
Ironwood Pharmaceuticals, Inc. — Class A	7,263	1.11%	(5,997)
EVERTEC, Inc.	508	0.24%	(6,530)
Amgen, Inc.	317	1.06%	(7,022)
Avery Dennison Corp.	407	0.98%	(7,788)
Hologic, Inc.	1,270	1.21%	(7,953)
Colgate-Palmolive Co.	987	1.03%	(10,700)
Philip Morris International, Inc.	654	0.80%	(10,863)
Sotera Health Co.	1,398	0.14%	(12,890)
Mondelez International, Inc. — Class A	1,276	1.04%	(13,025)
Integra LifeSciences Holdings Corp.	1,075	0.67%	(14,270)
Pilgrim’s Pride Corp.	2,462	0.84%	(14,945)
Vanda Pharmaceuticals, Inc.	2,981	0.44%	(15,389)
Eagle Pharmaceuticals, Inc.	1,076	0.42%	(18,147)
Tyson Foods, Inc. — Class A	915	0.89%	(20,433)
USANA Health Sciences, Inc.	1,048	0.87%	(26,719)
Total Consumer, Non-cyclical			(214,384)

Technology
Rambus, Inc.	1,510	0.57%	7,117
CSG Systems International, Inc.	312	0.24%	2,419
NetApp, Inc.	354	0.32%	1,199
IPG Photonics Corp.	316	0.39%	(1,411)
Amkor Technology, Inc.	958	0.24%	(1,498)
Synaptics, Inc.	139	0.20%	(1,820)
Hewlett Packard Enterprise Co.	1,531	0.27%	(1,904)
Lumentum Holdings, Inc.	204	0.21%	(2,105)
Fiserv, Inc.	182	0.25%	(2,135)
Diodes, Inc.	919	0.88%	(3,324)
ACI Worldwide, Inc.	1,039	0.32%	(6,368)
Cirrus Logic, Inc.	687	0.70%	(8,945)

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Texas Instruments, Inc.	373	0.85%	$(10,586)
SS&C Technologies Holdings, Inc.	1,403	0.99%	(17,912)
Total Technology			(47,273)

Basic Materials
FMC Corp.	164	0.26%	(347)
NewMarket Corp.	118	0.53%	(812)
Ingevity Corp.	336	0.30%	(869)
Nucor Corp.	240	0.38%	(1,222)
Westlake Corp.	177	0.23%	(1,681)
American Vanguard Corp.	1,046	0.29%	(2,431)
Steel Dynamics, Inc.	577	0.61%	(3,584)
Balchem Corp.	411	0.74%	(4,531)
Mercer International, Inc.	1,236	0.23%	(4,679)
Huntsman Corp.	814	0.30%	(6,245)
AdvanSix, Inc.	653	0.31%	(6,610)
LyondellBasell Industries N.V. — Class A	445	0.50%	(7,055)
Eastman Chemical Co.	743	0.78%	(16,581)
Minerals Technologies, Inc.	1,188	0.87%	(19,382)
Total Basic Materials			(76,029)

Industrial
Dorian LPG Ltd.	1,446	0.29%	1,313
EnPro Industries, Inc.	400	0.50%	190
EMCOR Group, Inc.	301	0.51%	(75)
Sanmina Corp.	449	0.31%	(500)
Agilent Technologies, Inc.	119	0.21%	(1,136)
Lennox International, Inc.	61	0.20%	(1,268)
Louisiana-Pacific Corp.	364	0.28%	(2,367)
TTM Technologies, Inc.	1,350	0.26%	(2,432)
Arrow Electronics, Inc.	296	0.40%	(2,566)
Snap-on, Inc.	305	0.91%	(2,592)
Vishay Intertechnology, Inc.	2,961	0.78%	(3,046)
Timken Co.	661	0.58%	(3,293)
Packaging Corporation of America	164	0.27%	(3,390)
AptarGroup, Inc.	504	0.71%	(5,278)
Energizer Holdings, Inc.	1,457	0.54%	(6,094)
Insteel Industries, Inc.	595	0.23%	(6,357)
Standex International Corp.	802	0.97%	(6,753)
OSI Systems, Inc.	892	0.95%	(6,876)
Albany International Corp. — Class A	611	0.71%	(7,815)
Sonoco Products Co.	1,054	0.89%	(7,864)
Knowles Corp.	1,892	0.34%	(9,729)
Eagle Materials, Inc.	575	0.91%	(9,998)
Barnes Group, Inc.	2,458	1.05%	(12,202)
Westrock Co.	1,718	0.79%	(15,709)
Sturm Ruger & Company, Inc.	1,079	0.81%	(18,956)
Total Industrial			(134,793)
Consumer, Cyclical
Papa John’s International, Inc.	191	0.20%	(2,180)
GMS, Inc.	526	0.31%	(2,577)
Allison Transmission Holdings, Inc.	1,168	0.58%	(2,662)
McDonald’s Corp.	136	0.46%	(3,804)
Home Depot, Inc.	220	0.90%	(4,103)
Methode Electronics, Inc.	1,134	0.62%	(5,343)
Boyd Gaming Corp.	704	0.50%	(5,377)
Haverty Furniture Companies, Inc.	1,577	0.58%	(6,082)
Brunswick Corp.	775	0.75%	(9,600)
G-III Apparel Group Ltd.	2,033	0.45%	(11,786)
Total Consumer, Cyclical			(53,514)

Communications
T-Mobile US, Inc.	430	0.85%	397
Viavi Solutions, Inc.	3,732	0.72%	(394)
Alphabet, Inc. — Class C	141	0.20%	(2,436)
VeriSign, Inc.	235	0.60%	(2,961)
Cisco Systems, Inc.	658	0.39%	(3,260)
Meta Platforms, Inc. — Class A	384	0.77%	(8,421)
Gogo, Inc.	2,310	0.41%	(13,294)
Verizon Communications, Inc.	1,613	0.91%	(20,307)
InterDigital, Inc.	1,162	0.70%	(28,424)
Total Communications			(79,100)

Energy
Equitrans Midstream Corp.	3,541	0.39%	1,852
HF Sinclair Corp.	963	0.77%	1,148
Marathon Petroleum Corp.	580	0.85%	962
REX American Resources Corp.	772	0.32%	(791)
CVR Energy, Inc.	597	0.26%	(1,502)
Valero Energy Corp.	421	0.67%	(2,183)
ONEOK, Inc.	313	0.24%	(2,750)
Phillips 66	742	0.89%	(3,775)
DT Midstream, Inc.	1,155	0.89%	(3,940)
Williams Companies, Inc.	877	0.37%	(3,952)
Targa Resources Corp.	534	0.48%	(4,205)
Kinder Morgan, Inc.	3,782	0.93%	(4,294)
Exxon Mobil Corp.	484	0.63%	(4,677)
Chevron Corp.	433	0.92%	(5,109)
Antero Midstream Corp.	6,342	0.86%	(5,638)
SunCoke Energy, Inc.	3,553	0.31%	(9,227)
Total Energy			(48,081)

Financial
S&T Bancorp, Inc.	2,630	1.14%	2,906
NMI Holdings, Inc. — Class A	971	0.29%	1,923
Everest Re Group Ltd.	106	0.41%	985
Getty Realty Corp.	1,205	0.48%	632

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Associated Banc-Corp.	3,919	1.17%	$434
Bank of Hawaii Corp.	299	0.34%	(491)
PennyMac Financial Services, Inc.	414	0.26%	(1,827)
Preferred Bank/Los Angeles CA	948	0.92%	(1,827)
Marcus & Millichap, Inc.	695	0.34%	(2,929)
Hilltop Holdings, Inc.	1,094	0.40%	(4,065)
National Bank Holdings Corp. — Class A	1,510	0.83%	(5,962)
Renasant Corp.	2,805	1.30%	(6,279)
Pathward Financial, Inc.	492	0.24%	(7,510)
Central Pacific Financial Corp.	1,587	0.49%	(9,205)
BankUnited, Inc.	2,175	1.10%	(9,325)
Highwoods Properties, Inc.	954	0.38%	(10,383)
Stewart Information Services Corp.	702	0.45%	(11,051)
Eagle Bancorp, Inc.	1,648	1.09%	(12,998)
Global Net Lease, Inc.	5,529	0.87%	(20,378)
Office Properties Income Trust	3,077	0.64%	(20,840)
Total Financial			(118,190)

Utilities
Otter Tail Corp.	540	0.49%	(720)
Chesapeake Utilities Corp.	427	0.73%	(2,141)
Avista Corp.	1,525	0.84%	(5,676)
PPL Corp.	2,106	0.79%	(8,034)
MGE Energy, Inc.	794	0.77%	(8,341)
Duke Energy Corp.	568	0.78%	(9,419)
Portland General Electric Co.	1,286	0.83%	(9,464)
WEC Energy Group, Inc.	588	0.78%	(9,613)
NorthWestern Corp.	881	0.64%	(9,664)
NiSource, Inc.	2,061	0.77%	(10,291)
UGI Corp.	1,602	0.77%	(15,027)
Total Utilities			(88,390)
Total GS Equity Long Custom Basket			$(859,754)

GS EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
TransUnion	3,017	(1.48)%	$101,455
Equifax, Inc.	747	(1.06)%	63,110
ASGN, Inc.	1,669	(1.24)%	50,661
Viad Corp.	3,299	(0.86)%	41,187
Verisk Analytics, Inc. — Class A	1,039	(1.46)%	37,698
CoStar Group, Inc.	1,343	(0.77)%	24,340
Patterson Companies, Inc.	3,514	(0.70)%	23,031
ABM Industries, Inc.	3,949	(1.24)%	21,492
Cintas Corp.	466	(1.49)%	17,200
FTI Consulting, Inc.	289	(0.39)%	6,311
Driven Brands Holdings, Inc.	4,512	(1.04)%	4,775
Quanta Services, Inc.	792	(0.83)%	3,671
Robert Half International, Inc.	709	(0.45)%	540
Total Consumer, Non-cyclical			395,471

Financial
Signature Bank	826	(1.03)%	78,255
Howard Hughes Corp.	2,315	(1.06)%	76,091
Welltower, Inc.	2,860	(1.52)%	68,434
Western Alliance Bancorporation	1,815	(0.98)%	63,877
Equinix, Inc.	310	(1.45)%	63,784
Outfront Media, Inc.	5,776	(0.72)%	54,960
Sun Communities, Inc.	1,048	(1.17)%	53,849
Americold Realty Trust, Inc.	4,839	(0.98)%	50,247
Invitation Homes, Inc.	5,905	(1.64)%	45,431
Kite Realty Group Trust	10,056	(1.43)%	44,484
Crown Castle, Inc.	1,148	(1.37)%	42,757
Rexford Industrial Realty, Inc.	3,138	(1.34)%	42,404
State Street Corp.	1,547	(0.78)%	41,799
KKR & Company, Inc. — Class A	2,924	(1.04)%	35,436
Digital Realty Trust, Inc.	1,273	(1.04)%	33,023
Realty Income Corp.	2,184	(1.05)%	31,272
Ares Management Corp. — Class A	1,865	(0.95)%	31,115
Apollo Global Management, Inc.	2,796	(1.07)%	30,889
Ryman Hospitality Properties, Inc.	1,906	(1.16)%	29,998
Bank of America Corp.	3,756	(0.93)%	28,236
BlackRock, Inc. — Class A	220	(1.00)%	26,850
Iron Mountain, Inc.	3,917	(1.42)%	25,266
Invesco Ltd.	9,033	(1.02)%	25,156
SBA Communications Corp.	465	(1.09)%	22,747
Kennedy-Wilson Holdings, Inc.	2,845	(0.36)%	20,546
Equitable Holdings, Inc.	6,665	(1.45)%	20,066
American Tower Corp. — Class A	563	(1.00)%	19,930
Extra Space Storage, Inc.	587	(0.84)%	18,489
First Republic Bank	589	(0.63)%	17,976
SLM Corp.	3,096	(0.36)%	17,725
Northern Trust Corp.	1,189	(0.84)%	16,882
Ventas, Inc.	1,987	(0.66)%	16,475
Xenia Hotels & Resorts, Inc.	3,475	(0.39)%	15,621
Independence Realty Trust, Inc.	3,706	(0.51)%	14,644
Public Storage	287	(0.69)%	13,863
Marsh & McLennan Companies, Inc.	851	(1.05)%	12,943
Alexandria Real Estate Equities, Inc.	924	(1.07)%	12,459

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Wells Fargo & Co.	2,872	(0.95)%	$11,726
Morgan Stanley	2,064	(1.34)%	10,489
CBRE Group, Inc. — Class A	979	(0.54)%	10,203
Life Storage, Inc.	512	(0.47)%	10,185
Intercontinental Exchange, Inc.	824	(0.61)%	9,276
Progressive Corp.	841	(0.81)%	8,088
Popular, Inc.	1,486	(0.88)%	8,018
Comerica, Inc.	1,870	(1.10)%	6,746
Assurant, Inc.	372	(0.45)%	5,914
Mid-America Apartment Communities, Inc.	278	(0.36)%	3,975
Allstate Corp.	494	(0.51)%	(119)
Cullen/Frost Bankers, Inc.	556	(0.61)%	(494)
Charles Schwab Corp.	1,378	(0.82)%	(632)
Arthur J Gallagher & Co.	379	(0.53)%	(3,505)
LPL Financial Holdings, Inc.	511	(0.92)%	(18,915)
Total Financial			1,324,934

Consumer, Cyclical
MillerKnoll, Inc.	6,162	(0.79)%	133,259
American Airlines Group, Inc.	8,785	(0.87)%	43,024
Healthcare Services Group, Inc.	6,870	(0.68)%	33,999
CarMax, Inc.	724	(0.39)%	25,187
Copart, Inc.	1,931	(1.69)%	22,044
Genuine Parts Co.	1,393	(1.71)%	16,352
Hilton Worldwide Holdings, Inc.	636	(0.63)%	16,128
Dana, Inc.	4,334	(0.41)%	13,603
Live Nation Entertainment, Inc.	827	(0.52)%	11,728
Delta Air Lines, Inc.	3,157	(0.73)%	11,157
Southwest Airlines Co.	1,330	(0.34)%	10,892
Lear Corp.	501	(0.49)%	8,784
Tesla, Inc.	147	(0.32)%	6,102
Floor & Decor Holdings, Inc. — Class A	886	(0.51)%	4,231
WESCO International, Inc.	716	(0.70)%	2,114
Royal Caribbean Cruises Ltd.	1,291	(0.40)%	(3,005)
Las Vegas Sands Corp.	2,328	(0.72)%	(3,323)
Total Consumer, Cyclical			352,276

Energy
Patterson-UTI Energy, Inc.	6,660	(0.64)%	35,558
Helmerich & Payne, Inc.	2,694	(0.82)%	27,965
Baker Hughes Co.	5,504	(0.95)%	22,100
Hess Corp.	1,228	(1.10)%	14,538
NexTier Oilfield Solutions, Inc.	8,065	(0.49)%	10,274
ChampionX Corp.	3,080	(0.50)%	5,405
Liberty Energy, Inc. — Class A	5,275	(0.55)%	5,030
Continental Resources, Inc.	909	(0.50)%	1,247
Valaris Ltd.	1,689	(0.68)%	1,110
Schlumberger N.V.	4,056	(1.20)%	357
Equities Corp.	1,534	(0.52)%	(9,396)
EOG Resources, Inc.	1,537	(1.42)%	(12,746)
Total Energy			101,442

Industrial
Stanley Black & Decker, Inc.	1,279	(0.79)%	50,756
Stericycle, Inc.	1,132	(0.39)%	36,287
Boeing Co.	929	(0.93)%	35,306
Jacobs Solutions, Inc.	1,502	(1.34)%	30,275
Old Dominion Freight Line, Inc.	472	(0.97)%	21,118
CSX Corp.	3,493	(0.77)%	19,119
Waste Management, Inc.	1,141	(1.51)%	14,597
MSA Safety, Inc.	819	(0.74)%	13,596
Union Pacific Corp.	389	(0.62)%	13,054
Eaton Corporation plc	1,623	(1.78)%	10,852
CH Robinson Worldwide, Inc.	486	(0.39)%	6,167
Exponent, Inc.	1,451	(1.05)%	3,546
TransDigm Group, Inc.	84	(0.36)%	1,169
Casella Waste Systems, Inc. — Class A	1,947	(1.23)%	(28,813)
Total Industrial			227,029

Utilities
Dominion Energy, Inc.	2,721	(1.55)%	38,333
Public Service Enterprise Group, Inc.	1,286	(0.60)%	11,942
Total Utilities			50,275

Technology
MSCI, Inc. — Class A	182	(0.63)%	8,583
Veeva Systems, Inc. — Class A	408	(0.55)%	4,379
Total Technology			12,962

Communications
Paramount Global — Class B	4,471	(0.70)%	17,862
Uber Technologies, Inc.	3,785	(0.83)%	(6,472)
Total Communications			11,390
Total GS Equity Short Custom Basket			$2,475,779

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2022
ALPHA OPPORTUNITY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2022.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$25,950,665	$—	$—	$25,950,665
Money Market Fund	1,359,913	—	—	1,359,913
Equity Custom Basket Swap Agreements**	—	4,982,106	—	4,982,106
Total Assets	$27,310,578	$4,982,106	$—	$32,292,684

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Custom Basket Swap Agreements**	$—	$1,723,056	$—	$1,723,056
Total Liabilities	$—	$1,723,056	$—	$1,723,056

**	This derivative is reported as unrealized appreciation/depreciation at period end.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

Assets:
Investments, at value (cost $31,116,321)	$27,310,578
Unrealized appreciation on OTC swap agreements	4,982,106
Prepaid expenses	29,674
Receivables:
Dividends	32,136
Interest	2,744
Fund shares sold	884
Total assets	32,358,122

Liabilities:
Overdraft due to custodian bank	4,228
Unrealized depreciation on OTC swap agreements	1,723,056
Payable for:
Swap settlement	456,733
Management fees	21,065
Trustees’ fees*	4,775
Transfer agent/maintenance fees	4,449
Fund accounting/administration fees	4,447
Due to Investment Adviser	1,054
Distribution and service fees	1,046
Fund shares redeemed	2
Miscellaneous	50,107
Total liabilities	2,270,962
Net assets	$30,087,160

Net assets consist of:
Paid in capital	$59,769,241
Total distributable earnings (loss)	(29,682,081)
Net assets	$30,087,160

A-Class:
Net assets	$2,610,235
Capital shares outstanding	155,985
Net asset value per share	$16.73
Maximum offering price per share (Net asset value divided by 95.25%)	$17.56

C-Class:
Net assets	$195,220
Capital shares outstanding	13,380
Net asset value per share	$14.59

P-Class:
Net assets	$1,650,139
Capital shares outstanding	97,818
Net asset value per share	$16.87

Institutional Class:
Net assets	$25,631,566
Capital shares outstanding	1,042,258
Net asset value per share	$24.59

STATEMENT OF OPERATIONS
Year Ended September 30, 2022

Investment Income:
Dividends	$731,726
Interest	8,213
Total investment income	739,939

Expenses:
Management fees	310,045
Distribution and service fees:
A-Class	7,410
C-Class	2,473
P-Class	4,602
Transfer agent/maintenance fees:
A-Class	6,635
C-Class	796
P-Class	2,382
Institutional Class	20,607
Registration fees	62,698
Professional fees	41,470
Fund accounting/administration fees	30,736
Trustees’ fees*	12,857
Custodian fees	11,597
Line of credit fees	1,025
Miscellaneous	14,585
Recoupment of previously waived fees:
A-Class	738
C-Class	68
P-Class	572
Institutional Class	17,352
Total expenses	548,648
Less:
Expenses reimbursed by Adviser:
A-Class	(4,358)
C-Class	(596)
P-Class	(1,078)
Institutional Class	(8,066)
Expenses waived by Adviser	(541)
Total waived/reimbursed expenses	(14,639)
Net expenses	534,009
Net investment income	205,930

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(567,224)
Swap agreements	(774,197)
Net realized loss	(1,341,421)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,362,603)
Swap agreements	3,531,961
Net change in unrealized appreciation (depreciation)	(830,642)
Net realized and unrealized loss	(2,172,063)
Net decrease in net assets resulting from operations	$(1,966,133)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

ALPHA OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$205,930	$282,314
Net realized gain (loss) on investments	(1,341,421)	923,696
Net change in unrealized appreciation (depreciation) on investments	(830,642)	1,826,972
Net increase (decrease) in net assets resulting from operations	(1,966,133)	3,032,982

Distributions to shareholders:
A-Class	(25,810)	(41,923)
C-Class	(554)	(666)
P-Class	(17,637)	(18,203)
Institutional Class	(238,313)	(351,160)
Total distributions to shareholders	(282,314)	(411,952)

Capital share transactions:
Proceeds from sale of shares
A-Class	166,738	168,044
C-Class	980	3,300
P-Class	150,241	941,686
Institutional Class	458,517	434,959
Distributions reinvested
A-Class	22,964	39,965
C-Class	525	628
P-Class	17,637	18,203
Institutional Class	234,219	345,735
Cost of shares redeemed
A-Class	(413,839)	(814,018)
C-Class	(70,209)	(102,868)
P-Class	(245,270)	(351,042)
Institutional Class	(2,939,045)	(5,557,148)
Net decrease from capital share transactions	(2,616,542)	(4,872,556)
Net decrease in net assets	(4,864,989)	(2,251,526)

Net assets:
Beginning of year	34,952,149	37,203,675
End of year	$30,087,160	$34,952,149

Capital share activity:
Shares sold
A-Class	8,794	9,329
C-Class	61	215
P-Class	8,039	52,371
Institutional Class	16,552	16,972
Shares issued from reinvestment of distributions
A-Class	1,171	2,300
C-Class	31	41
P-Class	892	1,038
Institutional Class	8,141	13,612
Shares redeemed
A-Class	(22,446)	(46,125)
C-Class	(4,318)	(6,688)
P-Class	(12,977)	(19,588)
Institutional Class	(108,537)	(212,990)
Net decrease in shares	(104,597)	(189,513)

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$18.05	$16.89	$17.42	$19.15	$21.10
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.10	.11	.12	.10
Net gain (loss) on investments (realized and unrealized)	(1.23)	1.27	(.48)	(1.64)	(.60)
Total from investment operations	(1.16)	1.37	(.37)	(1.52)	(.50)
Less distributions from:
Net investment income	(.16)	(.21)	(.16)	(.21)	—
Net realized gains	—	—	—	—	(1.45)
Total distributions	(.16)	(.21)	(.16)	(.21)	(1.45)
Net asset value, end of period	$16.73	$18.05	$16.89	$17.42	$19.15

Total Return[b]	(6.55%)	8.17%	(2.15%)	(7.97%)	(2.90%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,610	$3,042	$3,429	$7,326	$11,243
Ratios to average net assets:
Net investment income (loss)	0.39%	0.56%	0.65%	0.64%	0.51%
Total expenses[c]	1.91%	1.94%	1.73%	1.65%	1.54%
Net expenses[d,e,f]	1.76%	1.76%	1.69%	1.64%	1.54%
Portfolio turnover rate	283%	169%	209%	126%	255%

C-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$15.76	$14.71	$15.16	$16.61	$18.62
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.03)	(.02)	(.03)	(.05)
Net gain (loss) on investments (realized and unrealized)	(1.08)	1.11	(.43)	(1.42)	(.51)
Total from investment operations	(1.14)	1.08	(.45)	(1.45)	(.56)
Less distributions from:
Net investment income	(.03)	(.03)	—	—	—
Net realized gains	—	—	—	—	(1.45)
Total distributions	(.03)	(.03)	—	—	(1.45)
Net asset value, end of period	$14.59	$15.76	$14.71	$15.16	$16.61

Total Return[b]	(7.25%)	7.37%	(2.97%)	(8.73%)	(3.65%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$195	$277	$354	$702	$1,036
Ratios to average net assets:
Net investment income (loss)	(0.37%)	(0.19%)	(0.15%)	(0.20%)	(0.31%)
Total expenses[c]	2.75%	2.75%	2.72%	2.55%	2.34%
Net expenses[d,e,f]	2.51%	2.51%	2.51%	2.48%	2.31%
Portfolio turnover rate	283%	169%	209%	126%	255%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$18.21	$17.06	$17.56	$19.23	$21.19
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.10	.12	.11	.10
Net gain (loss) on investments (realized and unrealized)	(1.24)	1.28	(.49)	(1.64)	(.61)
Total from investment operations	(1.17)	1.38	(.37)	(1.53)	(.51)
Less distributions from:
Net investment income	(.17)	(.23)	(.13)	(.14)	—
Net realized gains	—	—	—	—	(1.45)
Total distributions	(.17)	(.23)	(.13)	(.14)	(1.45)
Net asset value, end of period	$16.87	$18.21	$17.06	$17.56	$19.23

Total Return	(6.54%)	8.17%	(2.11%)	(7.99%)	(2.93%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,650	$1,855	$1,161	$1,905	$4,525
Ratios to average net assets:
Net investment income (loss)	0.39%	0.54%	0.70%	0.59%	0.47%
Total expenses[c]	1.82%	1.96%	1.67%	1.67%	1.58%
Net expenses[d,e,f]	1.76%	1.76%	1.64%	1.66%	1.57%
Portfolio turnover rate	283%	169%	209%	126%	255%

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$26.44	$24.65	$25.37	$27.77	$29.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.22	.25	.28	.27
Net gain (loss) on investments (realized and unrealized)	(1.81)	1.85	(.72)	(2.37)	(.91)
Total from investment operations	(1.64)	2.07	(.47)	(2.09)	(.64)
Less distributions from:
Net investment income	(.21)	(.28)	(.25)	(.31)	—
Net realized gains	—	—	—	—	(1.45)
Total distributions	(.21)	(.28)	(.25)	(.31)	(1.45)
Net asset value, end of period	$24.59	$26.44	$24.65	$25.37	$27.77

Total Return	(6.31%)	8.46%	(1.87%)	(7.57%)	(2.50%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,632	$29,778	$32,260	$79,318	$181,095
Ratios to average net assets:
Net investment income (loss)	0.64%	0.82%	1.00%	1.05%	0.94%
Total expenses[c]	1.54%	1.58%	1.36%	1.22%	1.12%
Net expenses[d,e,f]	1.51%	1.50%	1.36%	1.21%	1.12%
Portfolio turnover rate	283%	169%	209%	126%	255%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	0.02%	0.01%	0.02%	0.09%	0.02%
C-Class	0.03%	0.01%	0.01%	0.04%	0.07%
P-Class	0.03%	0.01%	0.01%	0.03%	0.04%
Institutional Class	0.06%	0.02%	0.00%*	0.00%*	—

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	1.76%	1.76%	1.69%	1.64%	1.52%
C-Class	2.51%	2.51%	2.51%	2.48%	2.30%
P-Class	1.76%	1.76%	1.64%	1.66%	1.56%
Institutional Class	1.50%	1.50%	1.36%	1.21%	1.11%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2022

To Our Shareholders

Security Investors, LLC (“SI”) serves as the investment adviser to Guggenheim Large Cap Value Fund (the “Fund”). The Fund is managed by a team of seasoned professionals, led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -6.43%1,outperforming the Russell 1000 Value Index (“Index”), the Fund’s benchmark, which returned -11.36% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

After a positive start during the early months of the Reporting Period, the market as a whole came under pressure as the Fed strove to contain inflation by raising rates at the same time that the market had to deal with the uncertainty over the Ukraine invasion. The Fund’s general focus towards quality companies (those with better balance sheets than peers) that meet our valuation parameters tended to position the holdings well in most sectors. In fact, the Fund experienced significant positive contributions from our security selection and sector allocation.

The Fund had an overweight to the Energy sector throughout the period, which contributed the most to the Fund’s outperformance versus its benchmark. The Fund’s holdings within the Energy sector returned over 40% during the period while the overall benchmark recorded an -11.4% loss. EQT Corp., a natural gas producer, was up over 80% as natural gas prices spiked as a result of the Russian Ukraine War and Europe’s supply of natural gas being curtailed. Marathon Oil and ConocoPhillips, both oil producers, performed extremely well as oil prices improved and the companies exercised capital discipline throughout 2022. Another positive contributor to performance was the Fund’s overweight to the Utilities sector. Constellation Energy, a spin-off from Exelon Corp., fared well as passage of the Inflation Reduction Act favored companies with nuclear power generation assets. One of the best performers in the Fund was McKesson Corp., within the Health Care sector, as it continued to grow revenue and earnings in its U.S. businesses and divested some of its European businesses.

The Fund’s largest detractor from performance was PVH Corp., a clothing and apparel company. The company’s European exposure held back sales and profitability throughout the year. Two other poor performers for the Fund were in the Technology sector, Qorvo, Inc. and Skyworks Solutions. Both companies have products that sell to the smartphone and mobile infrastructure industries which have experienced reduced demand post-pandemic.

How was the Fund positioned at the end of the Reporting Period?

The market outlook is unusually cloudy. In addition to the geopolitical uncertainty that appears to be potentially significant, the market must contend with a hawkish Federal Reserve. Together, this provides a challenging environment for economic growth. All of this, however, does not change our process which is heavily bottom-up driven.

At the end of the Reporting Period, the Fund held an overweight to the Utilities sector and a similar size underweight to the REITs sector. Both sectors are interest rate-sensitive, but we favor Utilities because of the valuations, profitability, and regulatory nature of the businesses within this sector. We are also overweight the Energy and Materials sectors, two sectors that are expected to trade at attractive valuations and have ample free cash flow to re-invest in their businesses and return capital to shareholders. The Fund is underweight to the Financials and Health Care sectors. Higher interest rates may benefit the Financials sector, but a possible looming recession could increase credit costs and depress earnings. Within the Health Care sector, the Fund is primarily underweight to the Pharmaceuticals sector, which has performed well, but which may provide disappointing earnings and cash flow post-pandemic.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

LARGE CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	August 7, 1944
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	June 7, 2013

Ten Largest Holdings (% of Total Net Assets)
iShares Russell 1000 Value ETF	3.8%
Berkshire Hathaway, Inc. — Class B	2.6%
Chevron Corp.	2.6%
JPMorgan Chase & Co.	2.6%
Johnson & Johnson	2.6%
Humana, Inc.	2.3%
Bank of America Corp.	2.1%
Alphabet, Inc. — Class A	2.0%
Tyson Foods, Inc. — Class A	1.9%
OGE Energy Corp.	1.9%
Top Ten Total	24.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2022

	1 Year	5 Year	10 Year
A Class Shares	(6.43%)	5.82%	9.10%
A-Class Shares with sales charge‡	(10.88%)	4.80%	8.57%
C Class Shares	(7.13%)	5.03%	8.28%
C-Class Shares with CDSC§	(7.99%)	5.03%	8.28%
Russell 1000 Value Index	(11.36%)	5.29%	9.17%

	1 Year	5 Year	Since Inception (05/01/15)
P Class Shares	(6.44%)	5.82%	6.72%
Russell 1000 Value Index	(11.36%)	5.29%	6.17%

	1 Year	5 Year	Since Inception (06/07/13)
Institutional Class Shares	(6.20%)	6.08%	8.03%
Russell 1000 Value Index	(11.36%)	5.29%	7.78%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 1 Year, 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2022
LARGE CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 93.2%

Consumer, Non-cyclical - 20.9%
Johnson & Johnson	5,891	$962,354
Humana, Inc.	1,783	865,094
Tyson Foods, Inc. — Class A	11,064	729,449
Quest Diagnostics, Inc.	4,551	558,362
Medtronic plc	6,416	518,092
Merck & Company, Inc.	5,702	491,056
Ingredion, Inc.	5,963	480,141
J M Smucker Co.	3,422	470,217
McKesson Corp.	1,287	437,413
Archer-Daniels-Midland Co.	4,742	381,494
Bunge Ltd.	4,570	377,345
Henry Schein, Inc.*	5,653	371,798
Amgen, Inc.	1,276	287,610
Pfizer, Inc.	5,946	260,197
HCA Healthcare, Inc.	1,346	247,381
Bristol-Myers Squibb Co.	3,336	237,156
Encompass Health Corp.	4,969	224,748
Total Consumer, Non-cyclical		7,899,907

Financial - 16.3%
Berkshire Hathaway, Inc. — Class B*	3,695	986,639
JPMorgan Chase & Co.	9,211	962,549
Bank of America Corp.	26,040	786,408
Wells Fargo & Co.	12,050	484,651
Charles Schwab Corp.	6,546	470,461
Voya Financial, Inc.	5,223	315,991
Goldman Sachs Group, Inc.	1,059	310,340
Mastercard, Inc. — Class A	1,017	289,174
KeyCorp	13,579	217,536
American Tower Corp. — Class A REIT	971	208,474
BOK Financial Corp.	2,309	205,178
Medical Properties Trust, Inc. REIT	17,169	203,624
STAG Industrial, Inc. REIT	6,837	194,376
Gaming and Leisure Properties, Inc. REIT	4,284	189,524
T. Rowe Price Group, Inc.	1,638	172,006
Park Hotels & Resorts, Inc. REIT	13,080	147,281
Total Financial		6,144,212

Utilities - 9.6%
OGE Energy Corp.	19,951	727,413
Edison International	8,141	460,618
Exelon Corp.	11,707	438,544
Constellation Energy Corp.	4,983	414,536
Pinnacle West Capital Corp.	6,376	411,316
Duke Energy Corp.	3,752	349,011
Black Hills Corp.	5,047	341,833
NiSource, Inc.	12,480	314,371
PPL Corp.	6,676	169,237
Total Utilities		3,626,879

Energy - 9.6%
Chevron Corp.	6,700	962,589
ConocoPhillips	6,696	685,269
Coterra Energy, Inc. — Class A	17,152	448,010
Pioneer Natural Resources Co.	1,695	367,018
Kinder Morgan, Inc.	18,532	308,372
Diamondback Energy, Inc.	2,535	305,366
Marathon Oil Corp.	12,079	272,744
Equities Corp.	5,018	204,484
Patterson-UTI Energy, Inc.	6,056	70,734
Total Energy		3,624,586

Communications - 8.5%
Alphabet, Inc. — Class A*	8,073	772,183
Verizon Communications, Inc.	18,704	710,191
T-Mobile US, Inc.*	2,887	387,349
Comcast Corp. — Class A	12,661	371,347
Cisco Systems, Inc.	8,837	353,480
Fox Corp. — Class B	9,888	281,808
Juniper Networks, Inc.	8,031	209,769
Walt Disney Co.*	1,396	131,685
Total Communications		3,217,812

Consumer, Cyclical - 7.5%
Walmart, Inc.	4,802	622,819
DR Horton, Inc.	6,046	407,198
PACCAR, Inc.	3,884	325,052
Delta Air Lines, Inc.*	11,162	313,206
Whirlpool Corp.	2,259	304,536
Southwest Airlines Co.*	9,056	279,287
Home Depot, Inc.	947	261,315
Ralph Lauren Corp. — Class A	2,214	188,035
PVH Corp.	2,805	125,664
Total Consumer, Cyclical		2,827,112

Industrial - 7.5%
Curtiss-Wright Corp.	3,913	544,533
Knight-Swift Transportation Holdings, Inc.	9,555	467,526
L3Harris Technologies, Inc.	2,153	447,458
Johnson Controls International plc	8,932	439,633
Valmont Industries, Inc.	1,520	408,302
FedEx Corp.	2,144	318,320
Advanced Energy Industries, Inc.	2,506	193,990
Total Industrial		2,819,762

Technology - 7.4%
Micron Technology, Inc.	13,267	664,677
KLA Corp.	1,291	390,695
Leidos Holdings, Inc.	4,450	389,242
Microsoft Corp.	1,608	374,503
Teradyne, Inc.	4,240	318,636
Fiserv, Inc.*	3,397	317,857
Amdocs Ltd.	3,001	238,429
MACOM Technology Solutions Holdings, Inc.*	1,783	92,342
Total Technology		2,786,381

Basic Materials - 5.9%
Westlake Corp.	6,132	532,748
Huntsman Corp.	20,921	513,401
Reliance Steel & Aluminum Co.	1,872	326,496

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2022
LARGE CAP VALUE FUND

	Shares	Value
Nucor Corp.	2,686	$287,375
Freeport-McMoRan, Inc.	9,948	271,879
International Flavors & Fragrances, Inc.	1,327	120,531
Dow, Inc.	2,118	93,044
DuPont de Nemours, Inc.	1,392	70,157
Total Basic Materials		2,215,631

Total Common Stocks
(Cost $32,291,103)		35,162,282

EXCHANGE-TRADED FUNDS† - 3.8%
iShares Russell 1000 Value ETF	10,524	1,431,159
Total Exchange-Traded Funds
(Cost $1,527,010)		1,431,159

MONEY MARKET FUND† - 3.8%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 2.46%[1]	1,435,633	1,435,633
Total Money Market Fund
(Cost $1,435,633)		1,435,633

Total Investments - 100.8%
(Cost $35,253,746)		$38,029,074
Other Assets & Liabilities, net - (0.8)%		(301,142)
Total Net Assets - 100.0%		$37,727,932

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$35,162,282	$—	$—	$35,162,282
Exchange-Traded Funds	1,431,159	—	—	1,431,159
Money Market Fund	1,435,633	—	—	1,435,633
Total Assets	$38,029,074	$—	$—	$38,029,074

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

Assets:
Investments, at value (cost $35,253,746)	$38,029,074
Prepaid expenses	32,184
Receivables:
Dividends	45,734
Interest	3,125
Total assets	38,110,117

Liabilities:
Overdraft due to custodian bank	4,333
Payable for:
Securities purchased	309,763
Professional fees	28,425
Management fees	11,550
Distribution and service fees	8,298
Trustees’ fees*	6,254
Fund accounting/administration fees	4,571
Transfer agent/maintenance fees	3,927
Fund shares redeemed	1,802
Miscellaneous	3,262
Total liabilities	382,185
Net assets	$37,727,932

Net assets consist of:
Paid in capital	$31,369,253
Total distributable earnings (loss)	6,358,679
Net assets	$37,727,932

A-Class:
Net assets	$30,732,691
Capital shares outstanding	702,436
Net asset value per share	$43.75
Maximum offering price per share (Net asset value divided by 95.25%)	$45.93

C-Class:
Net assets	$1,652,716
Capital shares outstanding	41,903
Net asset value per share	$39.44

P-Class:
Net assets	$96,977
Capital shares outstanding	2,225
Net asset value per share	$43.59

Institutional Class:
Net assets	$5,245,548
Capital shares outstanding	121,691
Net asset value per share	$43.11

STATEMENT OF OPERATIONS
Year Ended September 30, 2022

Investment Income:
Dividends	$907,126
Interest	9,968
Total investment income	917,094

Expenses:
Management fees	264,776
Distribution and service fees:
A-Class	91,224
C-Class	14,589
P-Class	375
Transfer agent/maintenance fees:
A-Class	36,922
C-Class	3,127
P-Class	539
Institutional Class	1,807
Registration fees	77,320
Professional fees	34,941
Fund accounting/administration fees	32,956
Trustees’ fees*	11,678
Custodian fees	3,074
Line of credit fees	1,155
Miscellaneous	7,255
Total expenses	581,738
Less:
Expenses reimbursed by Adviser:
A-Class	(39,584)
C-Class	(3,273)
P-Class	(547)
Institutional Class	(2,197)
Expenses waived by Adviser	(69,790)
Total waived/reimbursed expenses	(115,391)
Net expenses	466,347
Net investment income	450,747

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,580,356
Net realized gain	3,580,356
Net change in unrealized appreciation (depreciation) on:
Investments	(6,500,785)
Net change in unrealized appreciation (depreciation)	(6,500,785)
Net realized and unrealized loss	(2,920,429)
Net decrease in net assets resulting from operations	$(2,469,682)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$450,747	$321,913
Net realized gain on investments	3,580,356	2,617,799
Net change in unrealized appreciation (depreciation) on investments	(6,500,785)	8,907,008
Net increase (decrease) in net assets resulting from operations	(2,469,682)	11,846,720

Distributions to shareholders:
A-Class	(2,507,851)	(2,193,216)
C-Class	(71,394)	(62,032)
P-Class	(14,229)	(10,031)
Institutional Class	(104,499)	(41,693)
Total distributions to shareholders	(2,697,973)	(2,306,972)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,652,023	1,547,889
C-Class	1,012,743	798,269
P-Class	97,002	52,916
Institutional Class	5,240,686	809,667
Distributions reinvested
A-Class	2,467,309	2,145,743
C-Class	71,394	62,032
P-Class	13,975	10,031
Institutional Class	104,499	41,693
Cost of shares redeemed
A-Class	(5,675,420)	(4,617,822)
C-Class	(398,244)	(856,471)
P-Class	(195,391)	(79,066)
Institutional Class	(922,034)	(132,982)
Net increase (decrease) from capital share transactions	3,468,542	(218,101)
Net increase (decrease) in net assets	(1,699,113)	9,321,647

Net assets:
Beginning of year	39,427,045	30,105,398
End of year	$37,727,932	$39,427,045

Capital share activity:
Shares sold
A-Class	33,081	32,527
C-Class	22,757	18,265
P-Class	1,910	1,148
Institutional Class	111,528	16,692
Shares issued from reinvestment of distributions
A-Class	50,292	51,016
C-Class	1,605	1,616
P-Class	286	239
Institutional Class	2,166	1,007
Shares redeemed
A-Class	(113,292)	(99,103)
C-Class	(8,672)	(19,854)
P-Class	(3,856)	(1,957)
Institutional Class	(19,629)	(2,711)
Net increase (decrease) in shares	78,176	(1,115)

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$50.08	$38.17	$43.56	$48.08	$46.96
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.41	.97	.62	.48
Net gain (loss) on investments (realized and unrealized)	(3.40)	14.51	(2.97)	(2.66)	4.46
Total from investment operations	(2.84)	14.92	(2.00)	(2.04)	4.94
Less distributions from:
Net investment income	(.43)	(1.30)	(.70)	(.36)	(.51)
Net realized gains	(3.06)	(1.71)	(2.69)	(2.12)	(3.31)
Total distributions	(3.49)	(3.01)	(3.39)	(2.48)	(3.82)
Net asset value, end of period	$43.75	$50.08	$38.17	$43.56	$48.08

Total Return[b]	(6.43%)	40.59%	(5.58%)	(3.59%)	10.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,733	$36,678	$28,548	$53,248	$56,369
Ratios to average net assets:
Net investment income (loss)	1.11%	0.88%	2.40%	1.42%	1.03%
Total expenses[c]	1.41%	1.47%	1.46%	1.31%	1.31%
Net expenses[d,e,f]	1.13%	1.15%	1.15%	1.15%	1.15%
Portfolio turnover rate	33%	19%	25%	37%	24%

C-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$45.43	$34.79	$39.77	$44.03	$43.29
Income (loss) from investment operations:
Net investment income (loss)[a]	.18	.05	.62	.26	.12
Net gain (loss) on investments (realized and unrealized)	(3.07)	13.23	(2.74)	(2.40)	4.09
Total from investment operations	(2.89)	13.28	(2.12)	(2.14)	4.21
Less distributions from:
Net investment income	(.04)	(.93)	(.17)	—	(.16)
Net realized gains	(3.06)	(1.71)	(2.69)	(2.12)	(3.31)
Total distributions	(3.10)	(2.64)	(2.86)	(2.12)	(3.47)
Net asset value, end of period	$39.44	$45.43	$34.79	$39.77	$44.03

Total Return[b]	(7.13%)	39.55%	(6.30%)	(4.28%)	9.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,653	$1,191	$911	$1,533	$2,632
Ratios to average net assets:
Net investment income (loss)	0.39%	0.12%	1.69%	0.66%	0.28%
Total expenses[c]	2.29%	2.36%	2.43%	2.18%	2.10%
Net expenses[d,e,f]	1.88%	1.89%	1.90%	1.90%	1.90%
Portfolio turnover rate	33%	19%	25%	37%	24%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$49.91	$38.06	$43.46	$48.00	$46.91
Income (loss) from investment operations:
Net investment income (loss)[a]	.53	.41	.83	.61	.49
Net gain (loss) on investments (realized and unrealized)	(3.34)	14.46	(2.82)	(2.64)	4.44
Total from investment operations	(2.81)	14.87	(1.99)	(2.03)	4.93
Less distributions from:
Net investment income	(.45)	(1.31)	(.72)	(.39)	(.53)
Net realized gains	(3.06)	(1.71)	(2.69)	(2.12)	(3.31)
Total distributions	(3.51)	(3.02)	(3.41)	(2.51)	(3.84)
Net asset value, end of period	$43.59	$49.91	$38.06	$43.46	$48.00

Total Return	(6.44%)	40.60%	(5.58%)	(3.58%)	10.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$97	$194	$170	$155	$147
Ratios to average net assets:
Net investment income (loss)	1.05%	0.87%	2.12%	1.41%	1.03%
Total expenses[c]	1.67%	1.71%	1.72%	1.60%	1.59%
Net expenses[d,e,f]	1.14%	1.15%	1.15%	1.15%	1.15%
Portfolio turnover rate	33%	19%	25%	37%	24%

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$49.39	$37.71	$43.08	$47.60	$46.56
Income (loss) from investment operations:
Net investment income (loss)[a]	.71	.52	.98	.71	.64
Net gain (loss) on investments (realized and unrealized)	(3.38)	14.31	(2.84)	(2.63)	4.35
Total from investment operations	(2.67)	14.83	(1.86)	(1.92)	4.99
Less distributions from:
Net investment income	(.55)	(1.44)	(.82)	(.48)	(.64)
Net realized gains	(3.06)	(1.71)	(2.69)	(2.12)	(3.31)
Total distributions	(3.61)	(3.15)	(3.51)	(2.60)	(3.95)
Net asset value, end of period	$43.11	$49.39	$37.71	$43.08	$47.60

Total Return	(6.20%)	40.93%	(5.35%)	(3.33%)	11.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,246	$1,364	$477	$798	$5,946
Ratios to average net assets:
Net investment income (loss)	1.46%	1.10%	2.50%	1.65%	1.39%
Total expenses[c]	1.15%	1.24%	1.35%	1.14%	1.00%
Net expenses[d,e,f]	0.88%	0.89%	0.90%	0.90%	0.90%
Portfolio turnover rate	33%	19%	25%	37%	24%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	—	—	0.00%*	0.00%*	0.00%*
C-Class	—	—	0.00%*	—	0.00%*
P-Class	—	—	—	—	—
Institutional Class	—	—	—	—	—

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	1.13%	1.14%	1.15%	1.15%	1.15%
C-Class	1.88%	1.89%	1.90%	1.90%	1.90%
P-Class	1.13%	1.14%	1.15%	1.15%	1.15%
Institutional Class	0.88%	0.89%	0.90%	0.90%	0.90%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2022

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment adviser to Guggenheim Market Neutral Real Estate Fund (the “Fund”). The Fund is managed by a team of seasoned professionals led by Michael Chong, CFA, Director and Portfolio Manager, and Samir Sanghani, CFA, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -2.81%1, underperforming the ICE BofA 3-Month U.S. Treasury Bill Index (“Index”), the Fund’s benchmark, which returned 0.62% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Reporting Period was significantly impacted by challenging macroeconomics, highlighted by inflation not seen in generations and the Federal Reserve’s efforts to reign in the economy through a series of ongoing interest rate hikes. Given the rapid ascent in interest rates, market participants worried that the Fed’s actions would tip the economy into a recession. Outside the U.S., the ongoing war in Ukraine as well as the related energy price volatility also added to the outstanding risks.

The Fund continues to be driven by a fundamental approach to stock-picking, integrating macro and sector outlooks as appropriate. The Fund pursues a generally beta neutral approach to portfolio construction such that alpha is primarily driven by company and sector views.

During the Reporting Period, the biggest positive contributor to Fund performance was the Net Lease sector, which benefitted from a sector underweight positioning into a rising interest rate environment. Industrial REITs also contributed, driven by shorts in Stag Industrial, Inc. and Industrial Logistics Properties Trust. Data Center REITs were buoyed by positive contribution from CyrusOne (long), which was taken private.

The biggest negative contributor to Fund performance was the Health Care sector, principally hurt by short positions in LTC Properties, Inc. and Omega Healthcare Investors, Inc., two skilled nursing facility owners that rallied despite ongoing tenant and credit issues. The Self-Storage sector was also a negative contributor, led by National Storage Affiliates Trust, whose attractive relative valuation did not translate into outperformance. Lastly, the Strip Retail sector was another negative contributor as concerns around tenant health weighed on a typically defensive sector.

How did the Fund use derivatives during the Reporting Period?

The derivatives in which the Fund invests include, among other derivatives, swap agreements (some of these instruments may be traded in the over-the-counter market). These investments will be used to obtain the Fund’s short exposure and may also be used to hedge the Fund’s portfolio, to maintain long exposure to the equity markets, to increase returns, to generate income, or to seek to manage volatility of the portfolio.

During the Reporting Period, swaps were utilized to hedge the long sleeve of the portfolio. The usage of these swaps contributed positively to Fund performance. However, given the hedged nature of the portfolio, the swap contribution is more muted to overall total return.

How was the Fund positioned at the end of the Reporting Period?

Management expects the Fund will continue to add potential high-alpha pairs (a trade involving both a long and short holding with the objective of realizing a strong positive return) to seek to generate returns consistent with the Fund’s strategy. Given the current macroeconomic environment, the Fund is more conservative in its asset allocation than is typical. However, the Fund is capable of adding exposure as conditions warrant.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

MARKET NEUTRAL REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation, while limiting exposure to general stock market risk.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	February 26, 2016
C-Class	February 26, 2016
P-Class	February 26, 2016
Institutional Class	February 26, 2016

Ten Largest Holdings (% of Total Net Assets)
Sun Communities, Inc.	3.7%
Equity Residential	3.1%
AvalonBay Communities, Inc.	3.1%
National Storage Affiliates Trust	2.7%
Ryman Hospitality Properties, Inc.	2.6%
Alexandria Real Estate Equities, Inc.	2.5%
Agree Realty Corp.	2.3%
Gaming and Leisure Properties, Inc.	2.3%
NETSTREIT Corp.	2.3%
Rexford Industrial Realty, Inc.	2.1%
Top Ten Total	26.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2022

	1 Year	5 Year	Since Inception (02/26/16)
A Class Shares	(2.81%)	2.51%	2.80%
A-Class Shares with sales charge‡	(7.44%)	1.52%	2.04%
C Class Shares	(3.53%)	1.72%	2.02%
C-Class Shares with CDSC§	(4.50%)	1.72%	2.02%
P Class Shares	(2.83%)	2.42%	2.73%
Institutional Class Shares	(2.57%)	2.72%	3.02%
ICE BofA 3-Month U.S. Treasury Bill Index	0.62%	1.15%	1.00%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class, and Institutional Class will vary due to differences in fee structures.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 1 Year, 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2022
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 43.8%

REITs - 43.8%
REITs-Apartments - 6.2%
Equity Residential	21,456	$1,442,272
AvalonBay Communities, Inc.	7,729	1,423,605
Total REITs-Apartments		2,865,877

REITs-Diversified - 5.5%
Gaming and Leisure Properties, Inc.	23,790	1,052,470
SBA Communications Corp.	1,395	397,087
Crown Castle, Inc.	2,654	383,636
American Tower Corp. — Class A	1,762	378,301
InvenTrust Properties Corp.	15,807	337,163
Total REITs-Diversified		2,548,657

REITs-Office Property - 5.0%
Alexandria Real Estate Equities, Inc.	8,144	1,141,707
Boston Properties, Inc.	5,359	401,764
Piedmont Office Realty Trust, Inc. — Class A	37,190	392,726
Cousins Properties, Inc.	16,102	375,982
Total REITs-Office Property		2,312,179

REITs-Health Care - 5.0%
CareTrust REIT, Inc.	52,574	952,115
Ventas, Inc.	23,284	935,318
Healthcare Realty Trust, Inc.	20,131	419,731
Total REITs-Health Care		2,307,164

REITs-Shopping Centers - 4.8%
NETSTREIT Corp.	58,900	1,049,009
SITE Centers Corp.	61,259	656,084
Brixmor Property Group, Inc.	28,886	533,525
Total REITs-Shopping Centers		2,238,618

REITs-Hotels - 4.6%
Ryman Hospitality Properties, Inc.	16,429	1,209,010
Xenia Hotels & Resorts, Inc.	67,520	931,101
Total REITs-Hotels		2,140,111

REITs-Single Tenant - 4.2%
Agree Realty Corp.	15,809	1,068,372
Four Corners Property Trust, Inc.	37,239	900,811
Total REITs-Single Tenant		1,969,183

REITs-Manufactured Homes - 3.7%
Sun Communities, Inc.	12,668	1,714,361

REITs-Storage - 2.7%
National Storage Affiliates Trust	29,979	1,246,527

REITs-Warehouse/Industries - 2.1%
Rexford Industrial Realty, Inc.	18,708	972,816
Total REITs		20,315,493

Total Common Stocks
(Cost $22,565,030)		20,315,493

MONEY MARKET FUND† - 53.0%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 2.49%[1]	24,594,293	24,594,293
Total Money Market Fund
(Cost $24,594,293)		24,594,293

Total Investments - 96.8%
(Cost $47,159,323)		$44,909,786
Other Assets & Liabilities, net - 3.2%		1,507,054
Total Net Assets - 100.0%		$46,416,840

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Receive	2.78% (Federal Funds Rate - 0.30%)	At Maturity	07/22/24	$10,049,317	$2,368,814
Goldman Sachs International	GS Equity Custom Basket	Receive	2.86% (Federal Funds Rate - 0.22%)	At Maturity	05/06/24	9,989,549	2,344,011
						$20,038,866	$4,712,825

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY SHORT CUSTOM BASKET
Financial
Douglas Emmett, Inc.	25,800	(4.62)%	$353,289
Office Properties Income Trust	28,387	(3.97)%	351,121
Broadstone Net Lease, Inc.	30,303	(4.68)%	302,099
Necessity Retail REIT, Inc.	47,866	(2.80)%	147,892
Phillips Edison & Company, Inc.	29,432	(8.22)%	132,427
Realty Income Corp.	13,725	(7.95)%	130,961
Host Hotels & Resorts, Inc.	47,628	(7.53)%	89,707
Essex Property Trust, Inc.	2,503	(6.03)%	86,758
Equity Commonwealth	23,107	(5.60)%	75,550
Washington Real Estate Investment Trust	26,792	(4.68)%	73,360
Omega Healthcare Investors, Inc.	9,898	(2.90)%	69,722
Camden Property Trust	2,303	(2.74)%	65,746
STAG Industrial, Inc.	18,148	(5.13)%	63,178
Apartment Income REIT Corp.	7,258	(2.79)%	57,578
Public Storage	1,515	(4.41)%	45,394
Apple Hospitality REIT, Inc.	35,127	(4.91)%	41,730
LTC Properties, Inc.	2,307	(0.86)%	10,835
Extra Space Storage, Inc.	2,836	(4.87)%	(4,205)
Mid-America Apartment Communities, Inc.	2,966	(4.58)%	(36,029)
Total Financial			2,057,113

Exchange-Traded Funds
Vanguard Real Estate ETF	13,454	(10.73)%	311,701
Total MS Equity Short Custom Basket			$2,368,814

GS EQUITY SHORT CUSTOM BASKET
Financial
Douglas Emmett, Inc.	25,800	(4.66)%	354,707
Office Properties Income Trust	28,387	(3.99)%	352,125
Broadstone Net Lease, Inc.	30,303	(4.71)%	294,415
Necessity Retail REIT, Inc.	47,866	(2.82)%	148,728
Realty Income Corp.	13,725	(8.00)%	129,982
Phillips Edison & Company, Inc.	29,432	(8.26)%	125,856
Host Hotels & Resorts, Inc.	47,628	(7.57)%	90,236
Essex Property Trust, Inc.	2,503	(6.07)%	83,342
Equity Commonwealth	23,107	(5.63)%	75,842
Washington Real Estate Investment Trust	26,792	(4.71)%	73,794
Camden Property Trust	2,303	(2.75)%	65,663
STAG Industrial, Inc.	18,148	(5.16)%	63,594
Apartment Income REIT Corp.	7,258	(2.81)%	57,201
Omega Healthcare Investors, Inc.	7,871	(2.32)%	56,781
Public Storage	1,515	(4.44)%	45,546
Apple Hospitality REIT, Inc.	35,127	(4.94)%	41,604
LTC Properties, Inc.	2,307	(0.86)%	10,902
Extra Space Storage, Inc.	2,836	(4.90)%	(4,150)
Mid-America Apartment Communities, Inc.	2,966	(4.60)%	(35,847)
Total Financial			2,030,321

Exchange-Traded Funds
Vanguard Real Estate ETF	13,454	(10.80)%	313,690
Total GS Equity Short Custom Basket			$2,344,011

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2022
MARKET NEUTRAL REAL ESTATE FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2022.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$20,315,493	$—	$—	$20,315,493
Money Market Fund	24,594,293	—	—	24,594,293
Equity Custom Basket Swap Agreements**	—	4,712,825	—	4,712,825
Total Assets	$44,909,786	$4,712,825	$—	$49,622,611

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

MARKET NEUTRAL REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

Assets:
Investments, at value (cost $47,159,323)	$44,909,786
Unrealized appreciation on OTC swap agreements	4,712,825
Prepaid expenses	31,313
Receivables:
Securities sold	477,535
Dividends	121,200
Interest	41,256
Fund shares sold	23,794
Total assets	50,317,709

Liabilities:
Overdraft due to custodian bank	4,405
Segregated cash due to broker	2,726,303
Payable for:
Swap settlement	949,553
Securities purchased	72,606
Fund shares redeemed	51,511
Management fees	28,242
Transfer agent/maintenance fees	13,373
Fund accounting/administration fees	4,616
Trustees’ fees*	975
Distribution and service fees	660
Miscellaneous	48,625
Total liabilities	3,900,869
Net assets	$46,416,840

Net assets consist of:
Paid in capital	$47,763,759
Total distributable earnings (loss)	(1,346,919)
Net assets	$46,416,840

A-Class:
Net assets	$441,111
Capital shares outstanding	16,338
Net asset value per share	$27.00
Maximum offering price per share (Net asset value divided by 95.25%)	$28.35

C-Class:
Net assets	$230,685
Capital shares outstanding	8,988
Net asset value per share	$25.67

P-Class:
Net assets	$1,698,544
Capital shares outstanding	65,153
Net asset value per share	$26.07

Institutional Class:
Net assets	$44,046,500
Capital shares outstanding	1,645,146
Net asset value per share	$26.77

STATEMENT OF OPERATIONS
Year Ended September 30, 2022

Investment Income:
Dividends	$720,408
Interest	126,358
Total investment income	846,766

Expenses:
Management fees	584,420
Distribution and service fees:
A-Class	2,307
C-Class	2,158
P-Class	5,580
Transfer agent/maintenance fees:
A-Class	6,816
C-Class	501
P-Class	5,099
Institutional Class	77,199
Registration fees	70,440
Professional fees	49,676
Fund accounting/administration fees	40,623
Trustees’ fees*	13,216
Custodian fees	6,153
Interest expense	1,866
Line of credit fees	1,464
Miscellaneous	15,422
Recoupment of previously waived fees:
P-Class	152
Institutional Class	4,789
Total expenses	887,881
Less:
Expenses reimbursed by Adviser:
A-Class	(6,592)
C-Class	(490)
P-Class	(5,010)
Institutional Class	(77,727)
Expenses waived by Adviser	(50,575)
Total waived/reimbursed expenses	(140,394)
Net expenses	747,487
Net investment income	99,279

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,846,225
Swap agreements	(3,943,961)
Net realized loss	(2,097,736)
Net change in unrealized appreciation (depreciation) on:
Investments	(6,180,766)
Swap agreements	6,860,125
Net change in unrealized appreciation (depreciation)	679,359
Net realized and unrealized loss	(1,418,377)
Net decrease in net assets resulting from operations	$(1,319,098)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$99,279	$115,196
Net realized loss on investments	(2,097,736)	(1,509,328)
Net change in unrealized appreciation (depreciation) on investments	679,359	868,339
Net decrease in net assets resulting from operations	(1,319,098)	(525,793)

Distributions to shareholders:
A-Class	—	(14,892)
C-Class	—	(844)
P-Class	—	(22,565)
Institutional Class	(161,651)	(194,416)
Total distributions to shareholders	(161,651)	(232,717)

Capital share transactions:
Proceeds from sale of shares
A-Class	120,328	1,051,983
C-Class	50,203	8,148
P-Class	298,054	2,478,276
Institutional Class	11,581,110	41,746,970
Distributions reinvested
A-Class	—	11,281
C-Class	—	844
P-Class	—	22,118
Institutional Class	161,357	194,309
Cost of shares redeemed
A-Class	(1,539,819)	(10,852,445)
C-Class	(53,438)	(92,256)
P-Class	(1,266,443)	(7,967,944)
Institutional Class	(19,898,533)	(25,212,495)
Net increase (decrease) from capital share transactions	(10,547,181)	1,388,789
Net increase (decrease) in net assets	(12,027,930)	630,279

Net assets:
Beginning of year	58,444,770	57,814,491
End of year	$46,416,840	$58,444,770

Capital share activity:
Shares sold
A-Class	4,326	37,951
C-Class	1,906	299
P-Class	11,128	92,383
Institutional Class	424,223	1,518,199
Shares issued from reinvestment of distributions
A-Class	—	409
C-Class	—	32
P-Class	—	830
Institutional Class	5,876	7,103
Shares redeemed
A-Class	(55,191)	(387,212)
C-Class	(2,020)	(3,473)
P-Class	(47,625)	(298,618)
Institutional Class	(729,644)	(919,986)
Net increase (decrease) in shares	(387,021)	47,917

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$27.78	$28.18	$26.95	$25.16	$26.47
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.08)	(.02)	.25	.50
Net gain (loss) on investments (realized and unrealized)	(.71)	(.24)	2.30	1.78	(.41)
Total from investment operations	(.78)	(.32)	2.28	2.03	.09
Less distributions from:
Net investment income	—	(.02)	(.25)	(.01)	—
Net realized gains	—	(.06)	(.80)	(.23)	(1.40)
Total distributions	—	(.08)	(1.05)	(.24)	(1.40)
Net asset value, end of period	$27.00	$27.78	$28.18	$26.95	$25.16

Total Return[b]	(2.81%)	(1.14%)	8.81%	8.12%	0.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$441	$1,867	$11,723	$2,766	$2,482
Ratios to average net assets:
Net investment income (loss)	(0.25%)	(0.29%)	(0.06%)	0.96%	2.00%
Total expenses[c]	2.42%	2.08%	2.38%	3.99%	5.01%
Net expenses[d,e,f]	1.64%	1.64%	1.65%	1.62%	1.65%
Portfolio turnover rate	49%	264%	355%	180%	216%

C-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$26.61	$27.20	$26.07	$24.67	$26.16
Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.22)	(.15)	.05	.12
Net gain (loss) on investments (realized and unrealized)	(.75)	(.29)	2.16	1.70	(.21)
Total from investment operations	(.94)	(.51)	2.01	1.75	(.09)
Less distributions from:
Net investment income	—	(.02)	(.08)	(.12)	—
Net realized gains	—	(.06)	(.80)	(.23)	(1.40)
Total distributions	—	(.08)	(.88)	(.35)	(1.40)
Net asset value, end of period	$25.67	$26.61	$27.20	$26.07	$24.67

Total Return[b]	(3.53%)	(1.88%)	7.99%	7.15%	(0.59%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$231	$242	$333	$135	$134
Ratios to average net assets:
Net investment income (loss)	(0.72%)	(0.83%)	(0.56%)	0.18%	0.47%
Total expenses[c]	2.72%	2.71%	3.17%	4.66%	5.72%
Net expenses[d,e,f]	2.39%	2.39%	2.40%	2.40%	2.38%
Portfolio turnover rate	49%	264%	355%	180%	216%

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$26.83	$27.23	$26.10	$25.14	$26.48
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	(.04)	—	.20	.33
Net gain (loss) on investments (realized and unrealized)	(.73)	(.28)	2.20	1.71	(.27)
Total from investment operations	(.76)	(.32)	2.20	1.91	.06
Less distributions from:
Net investment income	—	(.02)	(.27)	(.72)	—
Net realized gains	—	(.06)	(.80)	(.23)	(1.40)
Total distributions	—	(.08)	(1.07)	(.95)	(1.40)
Net asset value, end of period	$26.07	$26.83	$27.23	$26.10	$25.14

Total Return	(2.83%)	(1.17%)	8.79%	7.80%	0.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,699	$2,727	$8,360	$332	$488
Ratios to average net assets:
Net investment income (loss)	(0.11%)	(0.16%)	0.00%	0.77%	1.26%
Total expenses[c]	1.95%	1.91%	2.00%	4.05%	4.93%
Net expenses[d,e,f]	1.64%	1.64%	1.65%	1.65%	1.65%
Portfolio turnover rate	49%	264%	355%	180%	216%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$27.57	$27.92	$26.74	$25.32	$26.57
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.07	.09	.31	.36
Net gain (loss) on investments (realized and unrealized)	(.78)	(.31)	2.23	1.73	(.21)
Total from investment operations	(.72)	(.24)	2.32	2.04	.15
Less distributions from:
Net investment income	(.08)	(.05)	(.34)	(.39)	—
Net realized gains	—	(.06)	(.80)	(.23)	(1.40)
Total distributions	(.08)	(.11)	(1.14)	(.62)	(1.40)
Net asset value, end of period	$26.77	$27.57	$27.92	$26.74	$25.32

Total Return	(2.57%)	(0.87%)	9.06%	8.19%	0.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,047	$53,609	$37,399	$5,479	$5,083
Ratios to average net assets:
Net investment income (loss)	0.21%	0.27%	0.32%	1.18%	1.39%
Total expenses[c]	1.64%	1.58%	1.85%	3.57%	4.59%
Net expenses[d,e,f]	1.39%	1.39%	1.40%	1.40%	1.40%
Portfolio turnover rate	49%	264%	355%	180%	216%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	—	—	0.00%*	0.00%*	—
C-Class	0.00%*	—	0.00%*	0.02%	—
P-Class	0.01%	—	0.00%*	0.01%	—
Institutional Class	0.01%	—	0.00%*	0.03%	—

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	1.63%	1.63%	1.65%	1.62%	1.65%
C-Class	2.38%	2.38%	2.40%	2.40%	2.37%
P-Class	1.63%	1.63%	1.64%	1.65%	1.65%
Institutional Class	1.38%	1.39%	1.40%	1.40%	1.38%

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2022

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment adviser to Guggenheim Risk Managed Real Estate Fund (the “Fund”). The Fund is managed by a team of seasoned professionals led by Michael Chong, CFA, Director and Portfolio Manager, and Samir Sanghani, CFA, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -15.31%1, outperforming the FTSE NAREIT Equity REITs Index (“Index”), the Fund’s benchmark, which returned -16.41% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Reporting Period was significantly impacted by challenging macroeconomics, highlighted by inflation not seen in decades and the Federal Reserve’s efforts to reign in the economy through a series of ongoing interest rate hikes. Given the rapid ascent in interest rates, market participants worried that the Fed’s actions would tip the economy into a recession. Outside the U.S., the ongoing war in Ukraine as well as the related energy price volatility also added to the outstanding risks.

The Fund continues to be driven by a fundamental approach to stock-picking, integrating macro and sector outlooks as appropriate. In addition, the Fund may dynamically adjust its level of long and short exposure to the real estate markets by adjusting allocations monthly between its long-only REIT strategy sleeve and market-neutral long/short strategy sleeve over time based on macroeconomic, industry-specific, and other factors. However, Management expects the Fund’s net exposure over time will be long biased.

During the Reporting Period, the biggest positive contributor to Fund performance was the Net Lease sector, which benefitted from a sector underweight positioning into a rising interest rate environment. Industrial REITs also contributed, driven by shorts/underweight in Stag Industrial, Inc. and Industrial Logistics Properties Trust. Office REITs were buoyed by an underweight sector position.

The biggest negative contributor to Fund performance was the Healthcare sector, principally hurt by short/underweight positions in LTC Properties, Inc. and Omega Healthcare Investors, Inc., two skilled nursing facility owners that rallied despite ongoing tenant and credit issues. The Self-Storage sector was also a negative contributor, led by National Storage Affiliates Trust, whose attractive relative valuation did not translate into outperformance. Lastly, Lodging was another negative contributor as the sector outperformed despite concerns around a potential recession.

How did the Fund use derivatives during the Reporting Period?

The Fund may obtain exposure to long and short positions by entering into swap agreements (including, but not limited to, total return swap agreements). Short positions may be used either to hedge long positions or to seek positive returns where Management believes the security will depreciate.

The Fund may reinvest the proceeds of its short sales by taking additional long positions, or it may use leverage to maintain long positions in excess of 100% of net assets. To enhance the Fund’s exposure to real estate markets and to seek to increase the Fund’s returns, at the discretion of Management, the Fund’s long and short positions in equities may be combined with investments in derivatives, which may include, among other derivatives: swap agreements (including, among other types of swaps, total return swaps); options on securities, futures contracts, and stock indices; and stock index futures contracts (some of these instruments may be traded in the over-the-counter market). These investments may be used to hedge the Fund’s portfolio, to maintain exposure to the equity markets, to increase returns, to generate income, or to seek to manage volatility of the portfolio.

During the Reporting Period, swaps were utilized to both gain exposure and to hedge the long side of the portfolio within the long-short sleeve. The usage of these swaps contributed negatively to Fund performance. However, when considered in the context of total fund performance, the impact of swap contribution was minimal.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2022

How was the Fund positioned at the end of the Reporting Period?

Management expects the Fund will continue to both manage benchmark exposure as well as add potential high-alpha pairs to seek to generate returns consistent with the Fund’s strategy. Currently, balancing the underperformance of the REIT market against future prospects for this market, the Fund is running at a beta allocation, consistent with historical norms. However, the Fund is capable of adding beta exposure as conditions warrant.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

RISK MANAGED REAL ESTATE FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 28, 2014
C-Class	March 28, 2014
P-Class	May 1, 2015
Institutional Class	March 28, 2014

Ten Largest Holdings (% of Total Net Assets)
Prologis, Inc.	6.9%
Equinix, Inc.	4.7%
AvalonBay Communities, Inc.	4.0%
Public Storage	3.9%
Equity Residential	3.9%
Alexandria Real Estate Equities, Inc.	3.2%
Sun Communities, Inc.	2.8%
VICI Properties, Inc.	2.8%
Simon Property Group, Inc.	2.7%
Digital Realty Trust, Inc.	2.3%
Top Ten Total	37.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2022

	1 Year	5 Year	Since Inception (03/28/14)
A Class Shares	(15.31%)	5.36%	8.02%
A-Class Shares with sales charge‡	(19.33%)	4.34%	7.40%
C Class Shares	(15.93%)	4.55%	7.19%
C-Class Shares with CDSC§	(16.73%)	4.55%	7.19%
Institutional Class Shares	(15.05%)	5.66%	8.33%
FTSE NAREIT Equity REITs Total Return Index	(16.41%)	2.93%	5.67%

	1 Year	5 Year	Since Inception (05/01/15)
P Class Shares	(15.35%)	5.31%	6.01%
FTSE NAREIT Equity REITs Total Return Index	(16.41%)	2.93%	4.07%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The FTSE NAREIT Equity REITs Total Return Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2022
RISK MANAGED REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 87.8%

REITs - 87.8%
REITs-Diversified - 17.2%
Equinix, Inc.	36,292	$20,644,342
VICI Properties, Inc.[1]	406,168	12,124,115
Digital Realty Trust, Inc.	95,402	9,461,970
Duke Realty Corp.[1]	191,457	9,228,227
Gaming and Leisure Properties, Inc.[1]	201,432	8,911,352
WP Carey, Inc.	78,886	5,506,243
American Tower Corp. — Class A1	12,079	2,593,361
SBA Communications Corp.	8,775	2,497,804
Crown Castle, Inc.	17,155	2,479,755
EPR Properties	27,816	997,482
InvenTrust Properties Corp.	25,061	534,551
Total REITs-Diversified		74,979,202

REITs-Apartments - 13.9%
AvalonBay Communities, Inc.	93,756	17,268,918
Equity Residential[1]	251,411	16,899,847
Invitation Homes, Inc.[1]	244,918	8,270,881
Essex Property Trust, Inc.[1]	20,645	5,000,838
UDR, Inc.	99,532	4,151,480
Mid-America Apartment Communities, Inc.	24,557	3,808,054
American Homes 4 Rent — Class A1	113,005	3,707,694
Camden Property Trust	16,950	2,024,678
Total REITs-Apartments		61,132,390

REITs-Warehouse/Industries - 10.2%
Prologis, Inc.	295,119	29,984,090
Rexford Industrial Realty, Inc.	158,724	8,253,648
Americold Realty Trust, Inc.[1]	104,313	2,566,100
First Industrial Realty Trust, Inc.[1]	50,417	2,259,186
Terreno Realty Corp.	29,338	1,554,621
Total REITs-Warehouse/Industries		44,617,645

REITs-Storage - 9.8%
Public Storage[1]	57,806	16,926,175
Extra Space Storage, Inc.	51,939	8,970,385
National Storage Affiliates Trust	154,359	6,418,247
Life Storage, Inc.	49,114	5,439,811
Iron Mountain, Inc.	115,178	5,064,377
Total REITs-Storage		42,818,995

REITs-Health Care - 9.3%
Ventas, Inc.	251,525	10,103,759
Welltower, Inc.	152,992	9,840,445
Healthcare Realty Trust, Inc.[1]	283,149	5,903,657
Healthpeak Properties, Inc.	233,400	5,349,528
CareTrust REIT, Inc.	220,318	3,989,959
Medical Properties Trust, Inc.[1]	241,875	2,868,638
Sabra Health Care REIT, Inc.	185,372	2,432,081
Total REITs-Health Care		40,488,067

REITs-Office Property - 6.8%
Alexandria Real Estate Equities, Inc.[1]	99,731	13,981,289
Boston Properties, Inc.	84,795	6,357,081
Cousins Properties, Inc.	125,114	2,921,412
Piedmont Office Realty Trust, Inc. — Class A	195,455	2,064,005
Kilroy Realty Corp.	48,027	2,022,417
Highwoods Properties, Inc.[1]	41,725	1,124,906
Hudson Pacific Properties, Inc.	60,414	661,533
Empire State Realty Trust, Inc. — Class A1	57,154	374,930
Total REITs-Office Property		29,507,573

REITs-Shopping Centers - 6.0%
NETSTREIT Corp.	255,741	4,554,747
SITE Centers Corp.	424,216	4,543,353
Kimco Realty Corp.	244,049	4,492,942
Brixmor Property Group, Inc.[1]	238,074	4,397,227
Regency Centers Corp.	68,890	3,709,727
Kite Realty Group Trust	175,701	3,025,571
Federal Realty Investment Trust[1]	11,952	1,077,114
Acadia Realty Trust	37,378	471,710
Total REITs-Shopping Centers		26,272,391

REITs-Single Tenant - 5.3%
Realty Income Corp.	161,902	9,422,696
Agree Realty Corp.	98,654	6,667,037
Four Corners Property Trust, Inc.[1]	201,386	4,871,527
National Retail Properties, Inc.[1]	54,547	2,174,243
Total REITs-Single Tenant		23,135,503

REITs-Manufactured Homes - 3.8%
Sun Communities, Inc.	91,293	12,354,682
Equity LifeStyle Properties, Inc.	70,411	4,424,627
Total REITs-Manufactured Homes		16,779,309

REITs-Hotels - 2.8%
Ryman Hospitality Properties, Inc.	69,926	5,145,854
Xenia Hotels & Resorts, Inc.	277,490	3,826,587
DiamondRock Hospitality Co.[1]	174,664	1,311,727
Park Hotels & Resorts, Inc.	91,590	1,031,303
Pebblebrook Hotel Trust	51,721	750,472
Total REITs-Hotels		12,065,943

REITs-Regional Malls - 2.7%
Simon Property Group, Inc.[1]	132,999	11,936,660
Total REITs		383,733,678

Total Common Stocks
(Cost $426,221,957)		383,733,678

MONEY MARKET FUND† - 10.1%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 2.46%[2]	44,066,311	44,066,311
Total Money Market Fund
(Cost $44,066,311)		44,066,311

Total Investments - 97.9%
(Cost $470,288,268)		$427,799,989

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
RISK MANAGED REAL ESTATE FUND

	Shares	Value
COMMON STOCKS SOLD SHORT† - (5.4)%
REITs - (5.4)%
REITs-Health Care - (0.2)%
LTC Properties, Inc.	6,004	$(224,850)
Omega Healthcare Investors, Inc.	23,196	(684,050)
Total REITs-Health Care		(908,900)

REITs-Warehouse/Industries - (0.3)%
STAG Industrial, Inc.	47,381	(1,347,042)

REITs-Single Tenant - (0.5)%
Realty Income Corp.[1]	35,834	(2,085,539)

REITs-Shopping Centers - (0.5)%
Phillips Edison & Company, Inc.	76,843	(2,155,478)

REITs-Storage - (0.6)%
Public Storage	3,956	(1,158,356)
Extra Space Storage, Inc.	7,405	(1,278,917)
Total REITs-Storage		(2,437,273)

REITs-Hotels - (0.7)%
Apple Hospitality REIT, Inc.	91,408	(1,285,196)
Host Hotels & Resorts, Inc.	124,348	(1,974,646)
Total REITs-Hotels		(3,259,842)

REITs-Office Property - (0.9)%
Office Properties Income Trust	74,114	(1,041,302)
Douglas Emmett, Inc.	67,359	(1,207,747)
Equity Commonwealth	60,329	(1,469,614)
Total REITs-Office Property		(3,718,663)

REITs-Diversified - (0.7)%
Necessity Retail REIT, Inc.	124,970	(734,824)
Washington Real Estate Investment Trust	69,949	(1,228,304)
Broadstone Net Lease, Inc.	79,116	(1,228,671)
Total REITs-Diversified		(3,191,799)

REITs-Apartments - (1.0)%
Camden Property Trust[1]	6,013	(718,253)
Apartment Income REIT Corp.	18,950	(731,849)
Mid-America Apartment Communities, Inc.	7,744	(1,200,862)
Essex Property Trust, Inc.	6,535	(1,582,973)
Total REITs-Apartments		(4,233,937)

Total REITs		(23,338,473)

Total Common Stocks Sold Short
(Proceeds $29,578,932)		(23,338,473)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (0.6)%
Vanguard Real Estate ETF	35,126	(2,816,051)
Total Exchange-Traded Funds Sold Short
(Proceeds $3,441,795)		(2,816,051)

Total Securities Sold Short - (6.0)%
(Proceeds $33,020,727)		$(26,154,524)
Other Assets & Liabilities, net - 8.1%		35,214,101
Total Net Assets - 100.0%		$436,859,566

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Centrally Cleared Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	3.48% (Federal Funds Rate + 0.40%)	At Maturity	10/22/25	$4,211,022	$(61,833)
Goldman Sachs International	GS Equity Custom Basket	Pay	3.53% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	4,211,022	(63,821)
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	3.48% (Federal Funds Rate + 0.40%)	At Maturity	06/12/24	27,293,016	(3,345,299)
Goldman Sachs International	GS Equity Custom Basket	Pay	3.53% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	27,322,338	(3,352,907)
						$63,037,398	$(6,823,860)
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Receive	2.78% (Federal Funds Rate - 0.30%)	At Maturity	06/12/24	$27,068,303	$7,755,096
Goldman Sachs International	GS Equity Custom Basket	Receive	2.86% (Federal Funds Rate - 0.22%)	At Maturity	05/06/24	26,909,244	7,661,256
						$53,977,547	$15,416,352

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Financial
Gaming and Leisure Properties, Inc.	31,765	5.13%	$189,035
AvalonBay Communities, Inc.	10,320	6.96%	51,546
CareTrust REIT, Inc.	70,199	4.66%	9,012
Equity Residential	28,649	7.06%	(8,762)
Agree Realty Corp.	21,108	5.23%	(22,643)
InvenTrust Properties Corp.	21,624	1.69%	(56,371)
SBA Communications Corp.	1,862	1.94%	(74,615)
Brixmor Property Group, Inc.	38,570	2.61%	(80,278)
Ryman Hospitality Properties, Inc.	22,516	6.07%	(85,589)
Healthcare Realty Trust, Inc.	26,879	2.05%	(94,793)
American Tower Corp. — Class A	2,352	1.85%	(94,884)
Crown Castle, Inc.	3,543	1.88%	(101,341)
Boston Properties, Inc.	7,155	1.97%	(108,473)
Ventas, Inc.	31,787	4.68%	(138,418)
Piedmont Office Realty Trust, Inc. — Class A	49,657	1.92%	(143,758)
Four Corners Property Trust, Inc.	49,178	4.36%	(169,296)
Rexford Industrial Realty, Inc.	24,979	4.76%	(230,317)
Alexandria Real Estate Equities, Inc.	10,874	5.59%	(233,114)
Cousins Properties, Inc.	21,500	1.84%	(247,094)
NETSTREIT Corp.	78,646	5.13%	(255,393)
SITE Centers Corp.	83,906	3.29%	(284,401)
Sun Communities, Inc.	16,914	8.39%	(349,582)
Xenia Hotels & Resorts, Inc.	93,001	4.70%	(376,446)
National Storage Affiliates Trust	40,927	6.24%	(439,324)
Total Financial			(3,345,299)
Total MS Equity Long Custom Basket			$(3,345,299)

MS EQUITY SHORT CUSTOM BASKET
Financial
Douglas Emmett, Inc.	68,899	(4.57)%	$1,004,432
Office Properties Income Trust	75,808	(3.93)%	978,029
Broadstone Net Lease, Inc.	83,463	(4.79)%	806,828
Realty Income Corp.	37,802	(8.13)%	415,562
Washington Real Estate Investment Trust	71,549	(4.64)%	410,442
STAG Industrial, Inc.	48,637	(5.11)%	404,102
Necessity Retail REIT, Inc.	127,827	(2.78)%	397,560
Phillips Edison & Company, Inc.	78,599	(8.14)%	395,004
Host Hotels & Resorts, Inc.	127,191	(7.46)%	269,659
Apartment Income REIT Corp.	19,383	(2.77)%	248,852
Essex Property Trust, Inc.	6,685	(5.98)%	244,991
Apple Hospitality REIT, Inc.	95,910	(4.98)%	237,339
Camden Property Trust	6,151	(2.71)%	199,286
Equity Commonwealth	61,708	(5.55)%	198,310
Omega Healthcare Investors, Inc.	27,044	(2.95)%	196,643
Mid-America Apartment Communities, Inc.	7,921	(4.54)%	179,642
Public Storage	4,046	(4.38)%	129,203
LTC Properties, Inc.	6,299	(0.87)%	32,627
Extra Space Storage, Inc.	7,574	(4.83)%	(512)
Total Financial			6,747,999

Exchange Traded Funds
Vanguard Real Estate ETF	36,765	(10.89)%	1,007,097
Total MS Equity Short Custom Basket			$7,755,096

MS EQUITY LONG CUSTOM BASKET
Financial
Public Storage	677	4.69%	$48,570
Extra Space Storage, Inc.	609	2.50%	39,072
VICI Properties, Inc.	4,773	3.38%	28,505
Duke Realty Corp.	2,260	2.59%	18,522
Prologis, Inc.	3,489	8.42%	18,508
Iron Mountain, Inc.	1,359	1.42%	18,184
AvalonBay Communities, Inc.	989	4.33%	17,849
Life Storage, Inc.	577	1.52%	15,706
Invitation Homes, Inc.	2,896	2.32%	14,146
Equity Residential	2,638	4.21%	13,416
Mid-America Apartment Communities, Inc.	288	1.06%	7,996
Regency Centers Corp.	807	1.03%	7,072
Rexford Industrial Realty, Inc.	1,583	1.95%	6,650
UDR, Inc.	1,167	1.16%	4,843
Gaming and Leisure Properties, Inc.	2,008	2.11%	4,818
Kimco Realty Corp.	2,859	1.25%	3,844
Camden Property Trust	201	0.57%	3,621
American Homes 4 Rent — Class A	1,323	1.03%	2,713
Essex Property Trust, Inc.	244	1.40%	2,542
Equity LifeStyle Properties, Inc.	826	1.23%	1,970
Welltower, Inc.	1,792	2.74%	1,938
Agree Realty Corp.	919	1.47%	1,846

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Sabra Health Care REIT, Inc.	2,195	0.68%	$1,820
WP Carey, Inc.	931	1.54%	1,491
National Retail Properties, Inc.	639	0.60%	355
Ryman Hospitality Properties, Inc.	569	0.99%	(364)
CareTrust REIT, Inc.	1,797	0.77%	(475)
Park Hotels & Resorts, Inc.	1,074	0.29%	(542)
Terreno Realty Corp.	346	0.44%	(902)
DiamondRock Hospitality Co.	2,049	0.37%	(1,934)
Empire State Realty Trust, Inc. — Class A	676	0.11%	(2,660)
Pebblebrook Hotel Trust	607	0.21%	(2,681)
Brixmor Property Group, Inc.	2,365	1.04%	(2,976)
National Storage Affiliates Trust	1,394	1.38%	(2,984)
Realty Income Corp.	1,914	2.65%	(3,236)
Acadia Realty Trust	441	0.13%	(3,531)
EPR Properties	330	0.28%	(3,739)
American Tower Corp. — Class A	114	0.58%	(4,333)
Federal Realty Investment Trust	141	0.30%	(4,882)
Piedmont Office Realty Trust, Inc. — Class A	1,735	0.44%	(5,012)
Highwoods Properties, Inc.	494	0.32%	(5,418)
SBA Communications Corp.	84	0.57%	(5,759)
Four Corners Property Trust, Inc.	1,800	1.03%	(6,108)
Crown Castle, Inc.	162	0.56%	(6,335)
First Industrial Realty Trust, Inc.	594	0.63%	(6,480)
Simon Property Group, Inc.	1,567	3.34%	(6,776)
Kite Realty Group Trust	2,124	0.87%	(7,025)
NETSTREIT Corp.	2,116	0.89%	(7,356)
Americold Realty Trust, Inc.	1,223	0.71%	(7,590)
Xenia Hotels & Resorts, Inc.	2,232	0.73%	(7,772)
Kilroy Realty Corp.	562	0.56%	(8,965)
Hudson Pacific Properties, Inc.	714	0.19%	(9,179)
Sun Communities, Inc.	884	2.84%	(10,664)
Healthcare Realty Trust, Inc.	3,024	1.50%	(12,365)
SITE Centers Corp.	4,045	1.03%	(12,414)
Cousins Properties, Inc.	1,230	0.68%	(14,644)
Healthpeak Properties, Inc.	2,734	1.49%	(14,953)
Boston Properties, Inc.	919	1.64%	(15,915)
Alexandria Real Estate Equities, Inc.	1,053	3.51%	(17,936)
Medical Properties Trust, Inc.	2,864	0.81%	(21,205)
Ventas, Inc.	2,611	2.49%	(22,365)
Digital Realty Trust, Inc.	1,118	2.63%	(38,322)
Equinix, Inc.	429	5.80%	(42,033)
Total Financial			(61,833)
Total MS Equity Long Custom Basket			$(61,833)

GS EQUITY LONG CUSTOM BASKET
Financial
Gaming and Leisure Properties, Inc.	31,765	5.16%	$189,604
AvalonBay Communities, Inc.	10,320	6.96%	49,476
CareTrust REIT, Inc.	70,199	4.65%	8,495
Equity Residential	28,649	7.05%	(12,615)
Agree Realty Corp.	21,108	5.22%	(30,401)
InvenTrust Properties Corp.	22,322	1.74%	(50,189)
SBA Communications Corp.	1,862	1.94%	(74,013)
Brixmor Property Group, Inc.	38,570	2.61%	(80,022)
Ryman Hospitality Properties, Inc.	22,516	6.06%	(84,915)
Healthcare Realty Trust, Inc.	26,879	2.05%	(94,329)
American Tower Corp. — Class A	2,352	1.85%	(95,128)
Crown Castle, Inc.	3,543	1.87%	(100,459)
Boston Properties, Inc.	7,155	1.96%	(110,828)
Piedmont Office Realty Trust, Inc. — Class A	49,657	1.92%	(134,827)
Ventas, Inc.	31,787	4.67%	(137,792)
Four Corners Property Trust, Inc.	50,388	4.46%	(172,446)
Rexford Industrial Realty, Inc.	24,979	4.75%	(231,924)
Alexandria Real Estate Equities, Inc.	10,874	5.58%	(242,034)
Cousins Properties, Inc.	21,500	1.84%	(245,663)
NETSTREIT Corp.	78,646	5.13%	(252,536)
SITE Centers Corp.	82,520	3.23%	(288,772)
Sun Communities, Inc.	16,914	8.38%	(348,971)
Xenia Hotels & Resorts, Inc.	93,001	4.69%	(376,111)
National Storage Affiliates Trust	40,927	6.23%	(436,507)
Total Financial			(3,352,907)
Total GS Equity Long Custom Basket			$(3,352,907)

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY SHORT CUSTOM BASKET
Financial
Douglas Emmett, Inc.	68,899	(4.59)%	$1,007,556
Office Properties Income Trust	75,808	(3.96)%	982,487
Broadstone Net Lease, Inc.	83,463	(4.82)%	787,834
Realty Income Corp.	37,802	(8.18)%	416,314
Washington Real Estate Investment Trust	71,549	(4.67)%	411,422
STAG Industrial, Inc.	48,637	(5.14)%	404,749
Necessity Retail REIT, Inc.	127,827	(2.79)%	399,373
Phillips Edison & Company, Inc.	78,599	(8.19)%	381,113
Host Hotels & Resorts, Inc.	127,191	(7.51)%	270,212
Apartment Income REIT Corp.	19,383	(2.78)%	248,473
Essex Property Trust, Inc.	6,685	(6.02)%	235,135
Camden Property Trust	6,151	(2.73)%	199,479
Equity Commonwealth	61,708	(5.59)%	198,701
Apple Hospitality REIT, Inc.	95,910	(5.01)%	197,897
Mid-America Apartment Communities, Inc.	7,921	(4.56)%	180,688
Omega Healthcare Investors, Inc.	21,650	(2.37)%	160,727
Public Storage	4,046	(4.40)%	129,583
LTC Properties, Inc.	6,299	(0.88)%	32,745
Extra Space Storage, Inc.	7,574	(4.86)%	(248)
Total Financial			6,644,240

Exchange Traded Funds
Vanguard Real Estate ETF	36,765	(10.95)%	1,017,016
Total GS Equity Short Custom Basket			$7,661,256

GS EQUITY LONG CUSTOM BASKET
Financial
Public Storage	677	4.69%	$48,420
Extra Space Storage, Inc.	609	2.50%	39,036
VICI Properties, Inc.	4,773	3.38%	28,464
Duke Realty Corp.	2,260	2.59%	18,467
Prologis, Inc.	3,489	8.42%	18,339
Iron Mountain, Inc.	1,359	1.42%	18,181
AvalonBay Communities, Inc.	989	4.33%	17,810
Life Storage, Inc.	577	1.52%	15,729
Invitation Homes, Inc.	2,896	2.32%	14,151
Equity Residential	2,638	4.21%	13,356
Mid-America Apartment Communities, Inc.	288	1.06%	8,043
Regency Centers Corp.	807	1.03%	7,063
Rexford Industrial Realty, Inc.	1,583	1.95%	6,617
UDR, Inc.	1,167	1.16%	4,819
Gaming and Leisure Properties, Inc.	2,008	2.11%	4,688
Kimco Realty Corp.	2,859	1.25%	3,812
Camden Property Trust	201	0.57%	3,602
American Homes 4 Rent — Class A	1,323	1.03%	2,717
Essex Property Trust, Inc.	244	1.40%	2,547
Equity LifeStyle Properties, Inc.	826	1.23%	1,997
Agree Realty Corp.	919	1.47%	1,843
Sabra Health Care REIT, Inc.	2,195	0.68%	1,832
Welltower, Inc.	1,792	2.74%	1,800
WP Carey, Inc.	931	1.54%	1,433
National Retail Properties, Inc.	639	0.60%	213
Ryman Hospitality Properties, Inc.	569	0.99%	(364)
CareTrust REIT, Inc.	1,797	0.77%	(492)
Park Hotels & Resorts, Inc.	1,074	0.29%	(546)
Terreno Realty Corp.	346	0.44%	(898)
DiamondRock Hospitality Co.	2,049	0.37%	(1,959)
Empire State Realty Trust, Inc. — Class A	676	0.11%	(2,652)
Pebblebrook Hotel Trust	607	0.21%	(2,693)
Brixmor Property Group, Inc.	2,365	1.04%	(2,938)
National Storage Affiliates Trust	1,394	1.38%	(2,964)
Realty Income Corp.	1,914	2.65%	(3,211)
Acadia Realty Trust	441	0.13%	(3,537)
EPR Properties	330	0.28%	(3,738)
American Tower Corp. — Class A	114	0.58%	(4,355)
Piedmont Office Realty Trust, Inc. — Class A	1,735	0.44%	(4,854)
Federal Realty Investment Trust	141	0.30%	(4,878)
Highwoods Properties, Inc.	494	0.32%	(5,443)
SBA Communications Corp.	84	0.57%	(5,712)
Four Corners Property Trust, Inc.	1,800	1.03%	(5,972)
Crown Castle, Inc.	162	0.56%	(6,359)
First Industrial Realty Trust, Inc.	594	0.63%	(6,503)
Simon Property Group, Inc.	1,567	3.34%	(6,878)
Kite Realty Group Trust	2,124	0.87%	(7,067)
NETSTREIT Corp.	2,116	0.89%	(7,300)
Americold Realty Trust, Inc.	1,223	0.71%	(7,571)
Xenia Hotels & Resorts, Inc.	2,232	0.73%	(8,143)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2022
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Kilroy Realty Corp.	562	0.56%	$(8,991)
Hudson Pacific Properties, Inc.	714	0.19%	(9,191)
Sun Communities, Inc.	884	2.84%	(10,799)
Healthcare Realty Trust, Inc.	3,024	1.50%	(12,304)
SITE Centers Corp.	4,045	1.03%	(12,772)
Cousins Properties, Inc.	1,230	0.68%	(14,621)
Healthpeak Properties, Inc.	2,734	1.49%	(14,968)
Boston Properties, Inc.	919	1.64%	(15,980)
Alexandria Real Estate Equities, Inc.	1,053	3.51%	(17,939)
Medical Properties Trust, Inc.	2,864	0.81%	(21,336)
Ventas, Inc.	2,611	2.49%	(22,484)
Digital Realty Trust, Inc.	1,118	2.63%	(38,355)
Equinix, Inc.	429	5.80%	(42,033)
Total Financial			(63,821)
Total GS Equity Long Custom Basket			$(63,821)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity custom basket swap collateral at September 30, 2022.
[2]	Rate indicated is the 7-day yield as of September 30, 2022.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$383,733,678	$—	$—	$383,733,678
Money Market Fund	44,066,311	—	—	44,066,311
Equity Custom Basket Swap Agreements**	—	15,416,352	—	15,416,352
Total Assets	$427,799,989	$15,416,352	$—	$443,216,341

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks Sold Short	$23,338,473	$—	$—	$23,338,473
Exchange-Traded Funds Sold Short	2,816,051	—	—	2,816,051
Equity Custom Basket Swap Agreements**	—	6,823,860	—	6,823,860
Total Liabilities	$26,154,524	$6,823,860	$—	$32,978,384

**	This derivative is reported as unrealized appreciation/depreciation at period end.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

Assets:
Investments, at value (cost $470,288,268)	$427,799,989
Cash	30,699,289
Unrealized appreciation on OTC swap agreements	15,416,352
Prepaid expenses	45,470
Receivables:
Dividends	1,500,062
Securities sold	849,758
Fund shares sold	286,809
Interest	76,811
Other assets	91,547
Total assets	476,766,087

Liabilities:
Securities sold short, at value (proceeds $33,020,727)	26,154,524
Segregated cash due to broker	3,803,030
Unrealized depreciation on OTC swap agreements	6,823,860
Payable for:
Fund shares redeemed	792,661
Securities purchased	755,636
Swap settlement	630,534
Distributions to shareholders	403,577
Management fees	294,123
Transfer agent/maintenance fees	21,382
Distribution and service fees	9,810
Fund accounting/administration fees	7,836
Trustees’ fees*	3,382
Due to Investment Adviser	9
Miscellaneous	206,157
Total liabilities	39,906,521
Net assets	$436,859,566

Net assets consist of:
Paid in capital	$461,518,734
Total distributable earnings (loss)	(24,659,168)
Net assets	$436,859,566

A-Class:
Net assets	$9,042,765
Capital shares outstanding	306,691
Net asset value per share	$29.48
Maximum offering price per share (Net asset value divided by 95.25%)	$30.95

C-Class:
Net assets	$5,382,146
Capital shares outstanding	184,157
Net asset value per share	$29.23

P-Class:
Net assets	$12,715,945
Capital shares outstanding	429,102
Net asset value per share	$29.63

Institutional Class:
Net assets	$409,718,710
Capital shares outstanding	13,711,801
Net asset value per share	$29.88

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

RISK MANAGED REAL ESTATE FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2022

Investment Income:
Dividends	$11,435,804
Interest	248,020
Total investment income	11,683,824

Expenses:
Management fees	3,982,655
Distribution and service fees:
A-Class	27,771
C-Class	59,035
P-Class	41,315
Transfer agent/maintenance fees:
A-Class	12,969
C-Class	4,888
P-Class	28,103
Institutional Class	310,439
Short sale dividend expense	1,864,652
Fund accounting/administration fees	324,510
Professional fees	92,771
Interest expense	35,337
Trustees’ fees*	19,201
Custodian fees	15,676
Line of credit fees	15,632
Miscellaneous	159,015
Recoupment of previously waived fees:
A-Class	2,545
C-Class	1,565
P-Class	7,501
Institutional Class	62,645
Total expenses	7,068,225
Less:
Expenses reimbursed by Adviser:
A-Class	(3,655)
C-Class	(1,621)
P-Class	(7,963)
Institutional Class	(86,966)
Expenses waived by Adviser	(418)
Earnings credits applied	(77)
Total waived/reimbursed expenses	(100,700)
Net expenses	6,967,525
Net investment income	4,716,299

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$24,414,771
Investments sold short	1,409,614
Swap agreements	(5,588,929)
Net realized gain	20,235,456
Net change in unrealized appreciation (depreciation) on:
Investments	(114,784,105)
Investments sold short	6,649,782
Swap agreements	(310,260)
Net change in unrealized appreciation (depreciation)	(108,444,583)
Net realized and unrealized loss	(88,209,127)
Net decrease in net assets resulting from operations	$(83,492,828)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,716,299	$4,849,203
Net realized gain on investments	20,235,456	36,168,078
Net change in unrealized appreciation (depreciation) on investments	(108,444,583)	70,710,201
Net increase (decrease) in net assets resulting from operations	(83,492,828)	111,727,482

Distributions to shareholders:
A-Class	(666,926)	(933,838)
C-Class	(281,353)	(188,880)
P-Class	(925,053)	(868,263)
Institutional Class	(31,535,699)	(24,055,000)
Total distributions to shareholders	(33,409,031)	(26,045,981)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,919,886	6,697,124
C-Class	2,965,796	2,849,191
P-Class	15,465,403	8,994,214
Institutional Class	187,411,653	169,214,784
Distributions reinvested
A-Class	503,570	902,695
C-Class	266,910	176,660
P-Class	925,053	868,263
Institutional Class	28,721,651	19,938,359
Cost of shares redeemed
A-Class	(4,115,443)	(14,900,087)
C-Class	(1,492,977)	(1,002,677)
P-Class	(14,526,672)	(10,004,722)
Institutional Class	(162,507,077)	(95,198,371)
Net increase from capital share transactions	58,537,753	88,535,433
Net increase (decrease) in net assets	(58,364,106)	174,216,934

Net assets:
Beginning of year	495,223,672	321,006,738
End of year	$436,859,566	$495,223,672

Capital share activity:
Shares sold
A-Class	132,091	196,140
C-Class	79,841	79,979
P-Class	395,522	264,152
Institutional Class	4,970,480	5,109,785
Shares issued from reinvestment of distributions
A-Class	13,022	29,406
C-Class	6,928	5,791
P-Class	23,778	27,797
Institutional Class	734,856	626,369
Shares redeemed
A-Class	(112,310)	(480,725)
C-Class	(40,193)	(30,402)
P-Class	(390,592)	(295,005)
Institutional Class	(4,452,685)	(2,852,113)
Net increase in shares	1,360,738	2,681,174

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$36.87	$29.97	$34.11	$28.93	$29.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.32	.31	.34	.41
Net gain (loss) on investments (realized and unrealized)	(5.35)	8.86	(2.53)	5.65	.38
Total from investment operations	(5.12)	9.18	(2.22)	5.99	.79
Less distributions from:
Net investment income	(.55)	(.54)	(.63)	(.55)	(.52)
Net realized gains	(1.72)	(1.74)	(1.29)	(.26)	(1.04)
Total distributions	(2.27)	(2.28)	(1.92)	(.81)	(1.56)
Net asset value, end of period	$29.48	$36.87	$29.97	$34.11	$28.93

Total Return[b]	(15.31%)	32.13%	(6.73%)	21.12%	2.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,043	$10,098	$15,857	$16,682	$13,772
Ratios to average net assets:
Net investment income (loss)	0.62%	0.95%	0.99%	1.09%	1.42%
Total expenses[c]	1.62%	1.39%	1.71%	1.89%	1.78%
Net expenses[d,e,f]	1.58%	1.38%	1.70%	1.88%	1.76%
Portfolio turnover rate	47%	80%	180%	122%	107%

C-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$36.55	$29.76	$33.88	$28.75	$29.54
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	.05	.08	.11	.15
Net gain (loss) on investments (realized and unrealized)	(5.30)	8.76	(2.53)	5.60	.42
Total from investment operations	(5.31)	8.81	(2.45)	5.71	.57
Less distributions from:
Net investment income	(.29)	(.28)	(.38)	(.32)	(.32)
Net realized gains	(1.72)	(1.74)	(1.29)	(.26)	(1.04)
Total distributions	(2.01)	(2.02)	(1.67)	(.58)	(1.36)
Net asset value, end of period	$29.23	$36.55	$29.76	$33.88	$28.75

Total Return[b]	(15.93%)	31.05%	(7.48%)	20.23%	1.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,382	$5,029	$2,446	$1,721	$867
Ratios to average net assets:
Net investment income (loss)	(0.03)%	0.16%	0.26%	0.35%	0.53%
Total expenses[c]	2.34%	2.21%	2.54%	2.73%	2.71%
Net expenses[d,e,f]	2.31%	2.20%	2.51%	2.65%	2.53%
Portfolio turnover rate	47%	80%	180%	122%	107%

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$37.04	$30.12	$34.30	$29.09	$29.85
Income (loss) from investment operations:
Net investment income (loss)[a]	.18	.29	.22	.60	.37
Net gain (loss) on investments (realized and unrealized)	(5.35)	8.91	(2.48)	5.42	.43
Total from investment operations	(5.17)	9.20	(2.26)	6.02	.80
Less distributions from:
Net investment income	(.52)	(.54)	(.63)	(.55)	(.52)
Net realized gains	(1.72)	(1.74)	(1.29)	(.26)	(1.04)
Total distributions	(2.24)	(2.28)	(1.92)	(.81)	(1.56)
Net asset value, end of period	$29.63	$37.04	$30.12	$34.30	$29.09

Total Return	(15.35%)	32.03%	(6.81%)	21.12%	2.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,716	$14,830	$12,152	$33,894	$4,217
Ratios to average net assets:
Net investment income (loss)	0.48%	0.86%	0.70%	1.87%	1.29%
Total expenses[c]	1.69%	1.47%	1.84%	1.93%	1.88%
Net expenses[d,e,f]	1.64%	1.45%	1.78%	1.89%	1.78%
Portfolio turnover rate	47%	80%	180%	122%	107%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$37.34	$30.34	$34.51	$29.27	$30.04
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	.41	.41	.43	.46
Net gain (loss) on investments (realized and unrealized)	(5.42)	8.98	(2.58)	5.71	.43
Total from investment operations	(5.08)	9.39	(2.17)	6.14	.89
Less distributions from:
Net investment income	(.66)	(.65)	(.71)	(.64)	(.62)
Net realized gains	(1.72)	(1.74)	(1.29)	(.26)	(1.04)
Total distributions	(2.38)	(2.39)	(2.00)	(.90)	(1.66)
Net asset value, end of period	$29.88	$37.34	$30.34	$34.51	$29.27

Total Return	(15.05%)	32.52%	(6.48%)	21.46%	2.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$409,719	$465,267	$290,551	$200,301	$154,245
Ratios to average net assets:
Net investment income (loss)	0.92%	1.18%	1.31%	1.38%	1.56%
Total expenses[c]	1.30%	1.10%	1.43%	1.61%	1.51%
Net expenses[d,e,f]	1.28%	1.10%	1.43%	1.60%	1.50%
Portfolio turnover rate	47%	80%	180%	122%	107%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	0.02%	0.01%	0.02%	0.03%	0.03%
C-Class	0.03%	0.06%	0.04%	0.01%	0.01%
P-Class	0.05%	0.06%	0.02%	0.02%	0.01%
Institutional Class	0.01%	0.00%*	0.01%	0.01%	0.02%

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	1.22%	1.21%	1.23%	1.27%	1.29%
C-Class	1.95%	2.04%	2.05%	2.05%	2.05%
P-Class	1.28%	1.29%	1.30%	1.30%	1.30%
Institutional Class	0.92%	0.94%	0.96%	1.00%	1.03%

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2022

To Our Shareholders

Security Investors, LLC (“SI”) serves as the investment adviser to Guggenheim Small Cap Value Fund (the “Fund”). The Fund is managed by a team of seasoned professionals, led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -11.36%1,outperforming the Russell 2000 Value Index (“Index”), the Fund’s benchmark, which returned -17.69% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

After a positive start during the early months of the Reporting Period, the market as a whole came under pressure as the Fed strove to contain inflation by raising rates at the same time that the market had to deal with the uncertainty over the Ukraine invasion. The Fund’s general focus towards higher quality companies (those with better balance sheets than peers) that meet our valuation parameters tended to position the holdings well in most sectors. In fact, the Fund experienced significant positive contributions from our stock selection and sector allocation.

Stock selection within the Financials sector was the most significant positive contributor during the year. The Fund’s holdings in this sector were down 6.8% versus a 13.8% decline in the benchmark. First Horizon (a regional bank based in Memphis) gained 43% after receiving a takeover offer from Toronto-Dominion Bank. Another significant contributor, UNUM Group, gained more than 45%. UNUM, a supplemental disability and health insurance company, benefited from lower COVID related disability claims and strong payroll growth, given strong employment levels throughout the year. In addition, the reserves set aside for the closed long-term care book of business benefited from the higher fixed income rates brought about during the year.

During the year, sector allocation to the Materials sector was the second-most significant positive contributor. Although the overweight to the sector hurt performance slightly, the stock selection was very strong as the Fund’s holdings in this sector returned -3.9% versus a -22.6% decline in the benchmark. Reliance Steel, a steel and aluminum distributor and processor, had extremely strong results and was up 25% for the period. The company benefited from increasing prices and volumes as well as growth in its value-added fabrication business.

The third most significant contributor during the year was sector allocation and stock selection in the Energy sector. The slight energy overweighting was magnified by the significant outperformance the sector recorded. Energy was only one of two sectors that posted positive returns during the year and dwarfed the returns elsewhere by advancing 29.5%. The Fund’s holdings in this sector gained more than 40%. A focus on oil and gas exploration and development companies was a key contributor to these gains. EQT Corp. and Chesapeake Energy, natural gas producers, were up over 65% and 35%, respectively, as natural gas prices spiked as a result of the Russian Ukraine War and Europe’s supply of natural gas being curtailed. Pioneer Natural Resources, a Permian oil producer, performed extremely well as oil prices improved and the company exercised capital discipline throughout 2022.

Finally, the Industrials sector was a close runner up in performance contribution as well. Kirby Corp., a tank barge operator, recorded a 27% return for the year. The company experienced increasing lease rates on its inland barge business because of better demand/supply dynamics, which helped improve profitability throughout the year.

The Fund’s two largest detractors from performance were Medicare health insurance brokers EHealth and GoHealth, both of which were down around 75% for the year. The competitive environment proved to be far more intense than expected; as a result, both experienced a higher rate of insurance coverage changes and lower retention, which delayed a positive cashflow environment indefinitely. Both holdings have been sold out of the Fund.

Another detractor from the Fund’s performance was Conduent Inc., down around 50% for the year. The outsourced business process service company had declining revenue and earnings as its turnaround faltered and it was not successful in selling its transportation segment.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2022

How was the Fund positioned at the end of the Reporting Period?

The market outlook is unusually cloudy. In addition to the geopolitical uncertainty that appears to be potentially significant, the market must contend with a hawkish Federal Reserve. Together, this provides a challenging environment for economic growth. All of this, however, does not change our process which is heavily bottom-up driven.

With that said, the Fund’s largest over-weightings can be found in the Industrials, Materials, and Information Technology sectors. Among the Fund’s holdings in the Industrials sector, opportunities appear abundant especially among truckers, building products, distributors, and aerospace & defense. In the Materials sector, we can find many self-help situations in the chemical industry (opportunities companies possess to generate earnings growth that are not dependent on general macroeconomic conditions; these opportunities could include cost cutting, asset redeployment, or share repurchases). Many of these companies also benefit from beneficial, low-cost North American natural gas feed stock costs. The Fund also has an overweighting among packaging companies. Among the Information Technology sector, the Fund has exposure to electronic manufacturing companies and electronic components and semiconductors companies that we believe have ample growth and improving profitability opportunities.

The Fund’s largest underweighting can be found in the Health Care sector, primarily in the biotechnology and pharmaceuticals sub-industries. Many of these companies are not considered to possess the quality attributes of balance sheet strength and positive earnings and cashflow that we desire. Another large underweight for the Fund is the Consumer Discretionary sector. Generally, in this sector, many companies appear to be operating at near peak profitability levels while consumer spending is expected to be nearing an inflection point or plateauing at best. Finally, the Fund is underweight in the Real Estate Investment Trust (“REIT”) sector. Among property REITs, we are generally leery of overall leverage levels among companies that must roll over debt at ever higher interest rates.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

SMALL CAP VALUE FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 11, 2008
C-Class	July 11, 2008
P-Class	May 1, 2015
Institutional Class	July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
Pioneer Natural Resources Co.	3.8%
iShares Russell 2000 Value ETF	2.6%
Prosperity Bancshares, Inc.	2.1%
OGE Energy Corp.	1.9%
Unum Group	1.9%
BOK Financial Corp.	1.8%
Black Hills Corp.	1.8%
MSC Industrial Direct Company, Inc. — Class A	1.5%
Hanmi Financial Corp.	1.5%
First Merchants Corp.	1.5%
Top Ten Total	20.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2022

	1 Year	5 Year	10 Year
A Class Shares	(11.36%)	2.69%	6.58%
A-Class Shares with sales charge‡	(15.55%)	1.70%	6.06%
C Class Shares	(12.02%)	1.92%	5.77%
C-Class Shares with CDSC§	(12.89%)	1.92%	5.77%
Institutional Class Shares	(11.10%)	2.95%	6.84%
Russell 2000 Value Index	(17.69%)	2.87%	7.94%

	1 Year	5 Year	Since Inception (05/01/15)
P Class Shares	(11.34%)	2.71%	4.26%
Russell 2000 Value Index	(17.69%)	2.87%	5.45%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class Shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 1 Year, 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2022
SMALL CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 93.8%

Financial - 32.2%
Prosperity Bancshares, Inc.	2,033	$135,560
Unum Group	3,204	124,315
BOK Financial Corp.	1,354	120,316
Hanmi Financial Corp.	4,023	95,265
First Merchants Corp.	2,448	94,689
Cathay General Bancorp	2,456	94,458
Physicians Realty Trust REIT	6,064	91,203
Hancock Whitney Corp.	1,912	87,589
CNO Financial Group, Inc.	4,283	76,966
LXP Industrial Trust REIT	7,952	72,840
Old Republic International Corp.	3,210	67,185
Axis Capital Holdings Ltd.	1,307	64,239
Banc of California, Inc.	3,996	63,816
Zions Bancorp North America	1,250	63,575
Stifel Financial Corp.	1,124	58,347
STAG Industrial, Inc. REIT	2,020	57,429
Old National Bancorp	3,445	56,739
MGIC Investment Corp.	4,422	56,690
Simmons First National Corp. — Class A	2,450	53,385
Citizens Financial Group, Inc.	1,492	51,265
First American Financial Corp.	1,065	49,096
Independent Bank Group, Inc.	792	48,621
Apple Hospitality REIT, Inc.	3,371	47,396
Flagstar Bancorp, Inc.	1,377	45,992
Trustmark Corp.	1,239	37,951
Sunstone Hotel Investors, Inc. REIT	3,925	36,974
Texas Capital Bancshares, Inc.*	589	34,769
Wintrust Financial Corp.	424	34,577
Heartland Financial USA, Inc.	764	33,127
First Hawaiian, Inc.	1,283	31,600
Kennedy-Wilson Holdings, Inc.	1,884	29,127
Piedmont Office Realty Trust, Inc. — Class A REIT	2,297	24,256
Park Hotels & Resorts, Inc. REIT	1,923	21,653
RMR Group, Inc. — Class A	797	18,881
United Community Banks, Inc.	511	16,914
Heritage Insurance Holdings, Inc.*	2,992	6,762
Total Financial		2,103,567

Industrial - 24.0%
Curtiss-Wright Corp.	670	93,237
Kirby Corp.*	1,448	87,995
Sanmina Corp.*	1,906	87,828
Graphic Packaging Holding Co.	4,404	86,935
Valmont Industries, Inc.	313	84,078
GATX Corp.	982	83,617
Arcosa, Inc.	1,451	82,968
MDU Resources Group, Inc.	2,979	81,476
Knight-Swift Transportation Holdings, Inc.	1,594	77,994
Littelfuse, Inc.	384	76,297
Terex Corp.	2,036	60,551
Daseke, Inc.*	10,367	56,086
PGT Innovations, Inc.*	2,617	54,852
Enovis Corp.*	1,151	53,027
Altra Industrial Motion Corp.	1,426	47,942
Moog, Inc. — Class A	659	46,361
Zurn Elkay Water Solutions Corp.	1,594	39,053
Belden, Inc.	647	38,833
Sonoco Products Co.	615	34,889
Plexus Corp.*	378	33,098
Summit Materials, Inc. — Class A*	1,369	32,801
Stoneridge, Inc.*	1,910	32,375
EnerSys	540	31,412
Mercury Systems, Inc.*	747	30,328
Advanced Energy Industries, Inc.	384	29,725
Park Aerospace Corp.	2,395	26,441
Smith-Midland Corp.*	939	25,118
Coherent Corp.*	687	23,942
Esab Corp.	711	23,719
Total Industrial		1,562,978

Consumer, Cyclical - 10.5%
MSC Industrial Direct Company, Inc. — Class A	1,347	98,075
Alaska Air Group, Inc.*	2,094	81,980
H&E Equipment Services, Inc.	2,870	81,336
Methode Electronics, Inc.	2,092	77,718
Meritage Homes Corp.*	1,019	71,605
Rush Enterprises, Inc. — Class A	1,158	50,790
Hawaiian Holdings, Inc.*	3,481	45,775
Leggett & Platt, Inc.	1,004	33,353
Marriott Vacations Worldwide Corp.	256	31,196
Whirlpool Corp.	213	28,714
Lakeland Industries, Inc.*	2,166	24,974
Macy’s, Inc.	1,539	24,116
Newell Brands, Inc.	1,428	19,835
UniFirst Corp.	99	16,655
Total Consumer, Cyclical		686,122

Utilities - 5.6%
OGE Energy Corp.	3,443	125,532
Black Hills Corp.	1,716	116,225
Spire, Inc.	798	49,739
Avista Corp.	1,052	38,977
ALLETE, Inc.	710	35,535
Total Utilities		366,008

Energy - 5.4%
Pioneer Natural Resources Co.	1,159	250,958
CNX Resources Corp.*	5,066	78,675
Patterson-UTI Energy, Inc.	2,118	24,738
Total Energy		354,371

Basic Materials - 5.3%
Huntsman Corp.	3,206	78,675
Reliance Steel & Aluminum Co.	423	73,776
Ashland, Inc.	710	67,429
Avient Corp.	1,900	57,570
Commercial Metals Co.	992	35,196
Element Solutions, Inc.	2,001	32,556
Total Basic Materials		345,202

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2022
SMALL CAP VALUE FUND

	Shares	Value
Consumer, Non-cyclical - 4.7%
Ingredion, Inc.	1,017	$81,889
Encompass Health Corp.	1,717	77,660
Central Garden & Pet Co. — Class A*	1,768	60,395
Euronet Worldwide, Inc.*	378	28,637
Perdoceo Education Corp.*	2,215	22,815
Ironwood Pharmaceuticals, Inc. — Class A*	1,840	19,062
ICF International, Inc.	156	17,007
Total Consumer, Non-cyclical		307,465

Technology - 4.1%
Science Applications International Corp.	908	80,295
MACOM Technology Solutions Holdings, Inc.*	923	47,802
Amkor Technology, Inc.	2,739	46,700
Conduent, Inc.*	10,165	33,951
Silicon Laboratories, Inc.*	253	31,230
Power Integrations, Inc.	453	29,137
Total Technology		269,115

Communications - 2.0%
Ciena Corp.*	1,218	49,244
Infinera Corp.*	8,638	41,808
Gray Television, Inc.	2,889	41,370
Total Communications		132,422

Total Common Stocks
(Cost $6,236,883)		6,127,250

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
Thermoenergy Corp.*,1	6,250	2

Total Convertible Preferred Stocks
(Cost $5,969)		2

RIGHTS† - 0.2%
Basic Materials - 0.2%
Pan American Silver Corp.*	17,705	10,198
Total Rights
(Cost $—)		10,198

EXCHANGE-TRADED FUNDS† - 3.6%
iShares Russell 2000 Value ETF	1,306	168,382
SPDR S&P Biotech ETF*	819	64,963
Total Exchange-Traded Funds
(Cost $281,537)		233,345

MONEY MARKET FUND† - 2.9%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 2.46%[2]	189,323	189,323
Total Money Market Fund
(Cost $189,323)		189,323

Total Investments - 100.5%
(Cost $6,713,712)		$6,560,118
Other Assets & Liabilities, net - (0.5)%		(31,102)
Total Net Assets - 100.0%		$6,529,016

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]

PIPE (Private Investment in Public Equity) - Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[2]	Rate indicated is the 7-day yield as of September 30, 2022.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,127,250	$—	$—	$6,127,250
Convertible Preferred Stocks	—	—	2	2
Rights	10,198	—	—	10,198
Exchange-Traded Funds	233,345	—	—	233,345
Money Market Fund	189,323	—	—	189,323
Total Assets	$6,560,116	$—	$2	$6,560,118

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

Assets:
Investments, at value (cost $6,713,712)	$6,560,118
Prepaid expenses	35,883
Receivables:
Securities sold	40,730
Investment Adviser	9,734
Dividends	7,785
Fund shares sold	604
Interest	370
Total assets	6,655,224

Liabilities:
Payable for:
Securities purchased	80,496
Professional fees	29,513
Fund accounting/administration fees	4,369
Transfer agent/maintenance fees	2,754
Distribution and service fees	1,299
Due to Investment Adviser	1,014
Trustees’ fees*	913
Fund shares redeemed	9
Miscellaneous	5,841
Total liabilities	126,208
Net assets	$6,529,016

Net assets consist of:
Paid in capital	$6,389,454
Total distributable earnings (loss)	139,562
Net assets	$6,529,016

A-Class:
Net assets	$3,875,946
Capital shares outstanding	275,685
Net asset value per share	$14.06
Maximum offering price per share (Net asset value divided by 95.25%)	$14.76

C-Class:
Net assets	$470,937
Capital shares outstanding	36,904
Net asset value per share	$12.76

P-Class:
Net assets	$136,441
Capital shares outstanding	9,628
Net asset value per share	$14.17

Institutional Class:
Net assets	$2,045,692
Capital shares outstanding	161,338
Net asset value per share	$12.68

STATEMENT OF OPERATIONS
Year Ended September 30, 2022

Investment Income:
Dividends	$151,813
Interest	1,609
Total investment income	153,422

Expenses:
Management fees	54,365
Distribution and service fees:
A-Class	11,197
C-Class	6,296
P-Class	209
Transfer agent/maintenance fees:
A-Class	18,047
C-Class	3,544
P-Class	573
Institutional Class	8,000
Registration fees	67,110
Professional fees	35,343
Fund accounting /administration fees	28,421
Trustees’ fees*	12,909
Custodian fees	2,480
Line of credit fees	192
Miscellaneous	4,500
Recoupment of previously waived fees:
A-Class	608
C-Class	73
P-Class	20
Institutional Class	314
Total expenses	254,201
Less:
Expenses reimbursed by Adviser:
A-Class	(65,118)
C-Class	(10,146)
P-Class	(1,484)
Institutional Class	(29,785)
Expenses waived by Adviser	(54,218)
Total waived/reimbursed expenses	(160,751)
Net expenses	93,450
Net investment income	59,972

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	418,401
Net realized gain	418,401
Net change in unrealized appreciation (depreciation) on:
Investments	(1,359,821)
Net change in unrealized appreciation (depreciation)	(1,359,821)
Net realized and unrealized loss	(941,420)
Net decrease in net assets resulting from operations	$(881,448)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$59,972	$29,932
Net realized gain on investments	418,401	781,131
Net change in unrealized appreciation (depreciation) on investments	(1,359,821)	1,804,257
Net increase (decrease) in net assets resulting from operations	(881,448)	2,615,320

Distributions to shareholders:
A-Class	(18,984)	(36,090)
C-Class	(3,436)	—
P-Class	(229)	(472)
Institutional Class	(8,467)	(13,445)
Total distributions to shareholders	(31,116)	(50,007)

Capital share transactions:
Proceeds from sale of shares
A-Class	407,538	552,766
C-Class	41,313	132,046
P-Class	110,889	11,399
Institutional Class	1,337,253	716,219
Distributions reinvested
A-Class	18,496	35,259
C-Class	3,410	—
P-Class	217	472
Institutional Class	8,466	13,445
Cost of shares redeemed
A-Class	(555,575)	(1,108,297)
C-Class	(273,299)	(507,467)
P-Class	(4,885)	(1,829)
Institutional Class	(505,781)	(629,091)
Net increase (decrease) from capital share transactions	588,042	(785,078)
Net increase (decrease) in net assets	(324,522)	1,780,235

Net assets:
Beginning of year	6,853,538	5,073,303
End of year	$6,529,016	$6,853,538

Capital share activity:
Shares sold
A-Class	25,122	36,752
C-Class	2,809	10,139
P-Class	6,839	720
Institutional Class	90,568	55,173
Shares issued from reinvestment of distributions
A-Class	1,152	2,669
C-Class	233	—
P-Class	13	35
Institutional Class	586	1,133
Shares redeemed
A-Class	(34,430)	(75,105)
C-Class	(18,423)	(36,767)
P-Class	(297)	(115)
Institutional Class	(35,975)	(43,634)
Net increase (decrease) in shares	38,197	(49,000)

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$15.93	$10.61	$12.86	$15.56	$15.74
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	.07	.06	.10	.04
Net gain (loss) on investments (realized and unrealized)	(1.93)	5.37	(1.87)	(1.28)	.91
Total from investment operations	(1.80)	5.44	(1.81)	(1.18)	.95
Less distributions from:
Net investment income	—	(.12)	(.18)	(.19)	(.15)
Net realized gains	(.07)	—	(.26)	(1.33)	(.98)
Total distributions	(.07)	(.12)	(.44)	(1.52)	(1.13)
Net asset value, end of period	$14.06	$15.93	$10.61	$12.86	$15.56

Total Return[b]	(11.36%)	51.48%	(14.79%)	(6.14%)	6.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,876	$4,521	$3,390	$9,751	$11,931
Ratios to average net assets:
Net investment income (loss)	0.80%	0.47%	0.54%	0.75%	0.29%
Total expenses[c]	3.50%	4.07%	3.23%	2.27%	2.09%
Net expenses[d,e,f]	1.30%	1.30%	1.30%	1.30%	1.03%
Portfolio turnover rate	37%	28%	40%	78%	18%

C-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$14.57	$9.69	$11.75	$14.30	$14.51
Income (loss) from investment operations:
Net investment income (loss)[a]	— [g]	(.03)	(.02)	— [g]	(.07)
Net gain (loss) on investments (realized and unrealized)	(1.74)	4.91	(1.73)	(1.18)	.84
Total from investment operations	(1.74)	4.88	(1.75)	(1.18)	.77
Less distributions from:
Net investment income	—	—	(.05)	(.04)	—
Net realized gains	(.07)	—	(.26)	(1.33)	(.98)
Total distributions	(.07)	—	(.31)	(1.37)	(.98)
Net asset value, end of period	$12.76	$14.57	$9.69	$11.75	$14.30

Total Return[b]	(12.02%)	50.36%	(15.43%)	(6.89%)	5.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$471	$762	$765	$1,593	$2,884
Ratios to average net assets:
Net investment income (loss)	0.02%	(0.25%)	(0.14%)	0.01%	(0.50%)
Total expenses[c]	4.41%	5.04%	4.33%	3.09%	2.94%
Net expenses[d,e,f]	2.05%	2.05%	2.06%	2.05%	2.05%
Portfolio turnover rate	37%	28%	40%	78%	18%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$16.05	$10.75	$13.01	$15.73	$15.76
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.07	.05	.09	.05
Net gain (loss) on investments (realized and unrealized)	(1.97)	5.42	(1.86)	(1.29)	.90
Total from investment operations	(1.81)	5.49	(1.81)	(1.20)	.95
Less distributions from:
Net investment income	—	(.19)	(.19)	(.19)	—
Net realized gains	(.07)	—	(.26)	(1.33)	(.98)
Total distributions	(.07)	(.19)	(.45)	(1.52)	(.98)
Net asset value, end of period	$14.17	$16.05	$10.75	$13.01	$15.73

Total Return	(11.34%)	51.46%	(14.66%)	(6.18%)	6.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$136	$49	$26	$47	$15
Ratios to average net assets:
Net investment income (loss)	1.00%	0.48%	0.46%	0.72%	0.30%
Total expenses[c]	3.82%	4.39%	4.07%	2.73%	2.79%
Net expenses[d,e,f]	1.29%	1.30%	1.30%	1.28%	1.30%
Portfolio turnover rate	37%	28%	40%	78%	18%

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$14.33	$9.54	$11.60	$14.24	$14.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.10	.09	.12	.07
Net gain (loss) on investments (realized and unrealized)	(1.74)	4.81	(1.68)	(1.20)	.84
Total from investment operations	(1.58)	4.91	(1.59)	(1.08)	.91
Less distributions from:
Net investment income	—	(.12)	(.21)	(.23)	(.19)
Net realized gains	(.07)	—	(.26)	(1.33)	(.98)
Total distributions	(.07)	(.12)	(.47)	(1.56)	(1.17)
Net asset value, end of period	$12.68	$14.33	$9.54	$11.60	$14.24

Total Return	(11.10%)	51.78%	(14.54%)	(5.96%)	6.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,046	$1,522	$892	$3,143	$3,798
Ratios to average net assets:
Net investment income (loss)	1.13%	0.75%	0.82%	0.99%	0.50%
Total expenses[c]	3.24%	3.80%	2.86%	2.09%	1.91%
Net expenses[d,e,f]	1.04%	1.05%	1.05%	1.05%	1.05%
Portfolio turnover rate	37%	28%	40%	78%	18%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	0.01%	—	—	—	—
C-Class	0.01%	—	—	—	—
P-Class	0.02%	—	—	—	—
Institutional Class	0.02%	—	—	—	—

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	1.29%	1.30%	1.30%	1.30%	1.30%
C-Class	2.04%	2.05%	2.05%	2.05%	2.05%
P-Class	1.29%	1.30%	1.30%	1.28%	1.30%
Institutional Class	1.04%	1.05%	1.05%	1.05%	1.05%

[g]	Less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2022

To Our Shareholders

Security Investors, LLC (“SI”) serves as the investment adviser to Guggenheim StylePlusTM—Large Core Fund (the “Fund”). The Fund is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -18.94%1, underperforming the S&P 500 Index (“Index”), the Fund’s benchmark, which returned -15.47%.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Over the period, 15%-25% of the total equity position was allocated to actively managed equity and 75%-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund underperformed the S&P 500 Index for the Reporting Period by 3.3% net of fees. During this period, active equity and active fixed income contributed +0.2% and -1.9% to Fund’s excess return, respectively. The remainder resulted from equity index swap cost, implementation shortfall and Fund’s expenses.

How did the Fund use derivatives during the Reporting Period?

The passive equity component, which accounted for 75%-85% of the Fund’s exposure to the broad equity market, consisted of equity index swaps and equity index futures. On average, the equity index futures accounted for 0%~5% of the overall exposure, with the remainder from equity index swaps.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

STYLEPLUS—LARGE CORE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	September 10, 1962
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	34.9%
Guggenheim Strategy Fund II	29.6%
Guggenheim Ultra Short Duration Fund — Institutional Class	17.5%
Apple, Inc.	1.2%
Microsoft Corp.	0.9%
Alphabet, Inc. — Class C	0.7%
Amazon.com, Inc.	0.5%
Home Depot, Inc.	0.3%
Johnson & Johnson	0.3%
Chevron Corp.	0.3%
Top Ten Total	86.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(18.94%)	7.31%	10.48%
A-Class Shares with sales charge‡	(22.78%)	6.27%	9.94%
C-Class Shares	(19.69%)	6.33%	9.46%
C-Class Shares with CDSC§	(20.44%)	6.33%	9.46%
Institutional Class Shares	(18.78%)	7.55%	10.74%
S&P 500 Index	(15.47%)	9.24%	11.70%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	(19.09%)	7.14%	8.02%
S&P 500 Index	(15.47%)	9.24%	9.48%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2022
STYLEPLUS—LARGE CORE FUND

	Shares	Value
COMMON STOCKS† - 18.3%

Consumer, Non-cyclical - 5.3%
Johnson & Johnson	4,037	$659,484
AbbVie, Inc.	4,044	542,745
Bristol-Myers Squibb Co.	7,586	539,289
CVS Health Corp.	5,479	522,532
Amgen, Inc.	2,073	467,254
Gilead Sciences, Inc.	7,487	461,873
Merck & Company, Inc.	5,169	445,154
Philip Morris International, Inc.	5,151	427,585
Quest Diagnostics, Inc.	3,237	397,148
Hologic, Inc.*	6,050	390,346
Regeneron Pharmaceuticals, Inc.*	541	372,679
Pfizer, Inc.	8,383	366,840
Campbell Soup Co.	7,764	365,840
Tyson Foods, Inc. — Class A	5,450	359,319
Avery Dennison Corp.	2,058	334,836
Conagra Brands, Inc.	9,588	312,856
Altria Group, Inc.	7,374	297,762
Colgate-Palmolive Co.	4,156	291,959
UnitedHealth Group, Inc.	503	254,035
Henry Schein, Inc.*	3,803	250,123
Mondelez International, Inc. — Class A	4,423	242,513
United Rentals, Inc.*	754	203,671
Eli Lilly & Co.	606	195,950
Global Payments, Inc.	1,645	177,742
HCA Healthcare, Inc.	891	163,757
Vertex Pharmaceuticals, Inc.*	551	159,536
FleetCor Technologies, Inc.*	862	151,859
Organon & Co.	5,319	124,465
DaVita, Inc.*	1,459	120,761
PepsiCo, Inc.	687	112,160
Procter & Gamble Co.	859	108,449
Laboratory Corporation of America Holdings	515	105,477
Abbott Laboratories	756	73,151
PayPal Holdings, Inc.*	848	72,987
Thermo Fisher Scientific, Inc.	142	72,021
Total Consumer, Non-cyclical		10,144,158

Technology - 5.0%
Apple, Inc.	16,510	2,281,682
Microsoft Corp.	7,743	1,803,345
Texas Instruments, Inc.	2,760	427,193
Analog Devices, Inc.	2,453	341,801
NetApp, Inc.	5,414	334,856
Skyworks Solutions, Inc.	3,374	287,701
NXP Semiconductor N.V.	1,894	279,384
Intel Corp.	10,786	277,955
Akamai Technologies, Inc.*	3,403	273,329
Hewlett Packard Enterprise Co.	22,225	266,256
Microchip Technology, Inc.	4,130	252,054
QUALCOMM, Inc.	2,221	250,929
Fidelity National Information Services, Inc.	3,212	242,731
Seagate Technology Holdings plc	4,316	229,741
Cognizant Technology Solutions Corp. — Class A	3,717	213,504
Broadcom, Inc.	468	207,797
HP, Inc.	8,255	205,715
Fiserv, Inc.*	2,127	199,023
Applied Materials, Inc.	2,365	193,764
Qorvo, Inc.*	2,200	174,702
KLA Corp.	565	170,986
Lam Research Corp.	461	168,726
Micron Technology, Inc.	3,319	166,282
Western Digital Corp.*	5,008	163,010
International Business Machines Corp.	1,287	152,908
NVIDIA Corp.	1,236	150,038
Total Technology		9,715,412

Communications - 2.4%
Alphabet, Inc. — Class C*	14,114	1,357,061
Amazon.com, Inc.*	8,467	956,771
Meta Platforms, Inc. — Class A*	4,318	585,866
Cisco Systems, Inc.	12,721	508,840
CDW Corp.	2,223	346,966
VeriSign, Inc.*	1,811	314,571
Corning, Inc.	9,353	271,424
F5, Inc.*	1,427	206,530
Netflix, Inc.*	533	125,489
Total Communications		4,673,518

Energy - 1.4%
Chevron Corp.	4,388	630,424
Exxon Mobil Corp.	6,806	594,232
Kinder Morgan, Inc.	24,190	402,521
Marathon Petroleum Corp.	3,776	375,070
Valero Energy Corp.	3,216	343,630
Williams Companies, Inc.	6,332	181,285
Occidental Petroleum Corp.	2,325	142,871
ONEOK, Inc.	1,957	100,277
Total Energy		2,770,310

Consumer, Cyclical - 1.1%
Home Depot, Inc.	2,469	681,296
Tesla, Inc.*	1,541	408,750
Lowe’s Companies, Inc.	2,000	375,620
McDonald’s Corp.	1,492	344,264
Bath & Body Works, Inc.	4,738	154,459
Starbucks Corp.	1,808	152,342
Total Consumer, Cyclical		2,116,731

Industrial - 1.1%
Parker-Hannifin Corp.	1,462	354,257
Huntington Ingalls Industries, Inc.	1,368	303,012
Snap-on, Inc.	1,493	300,616
Sealed Air Corp.	6,731	299,597
Packaging Corporation of America	2,492	279,827
Westrock Co.	8,815	272,295
Masco Corp.	3,579	167,103
Keysight Technologies, Inc.*	713	112,198
Total Industrial		2,088,905

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
STYLEPLUS—LARGE CORE FUND

	Shares	Value

Financial - 1.0%
Everest Re Group Ltd.	1,359	$356,656
Raymond James Financial, Inc.	2,878	284,355
Loews Corp.	5,521	275,167
Visa, Inc. — Class A	1,530	271,804
Berkshire Hathaway, Inc. — Class B*	882	235,511
Regions Financial Corp.	10,685	214,448
Mastercard, Inc. — Class A	608	172,879
JPMorgan Chase & Co.	1,024	107,008
Total Financial		1,917,828

Basic Materials - 0.6%
LyondellBasell Industries N.V. — Class A	4,647	349,826
Dow, Inc.	7,561	332,155
Eastman Chemical Co.	4,051	287,823
Nucor Corp.	1,749	187,126
Total Basic Materials		1,156,930

Utilities - 0.4%
American Electric Power Company, Inc.	3,882	335,599
FirstEnergy Corp.	7,274	269,138
PPL Corp.	5,987	151,770
Total Utilities		756,507

Total Common Stocks
(Cost $39,153,715)		35,340,299

MUTUAL FUNDS† - 82.0%
Guggenheim Strategy Fund III[1]	2,802,295	67,311,123
Guggenheim Strategy Fund II1	2,386,396	57,201,913
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	3,523,908	33,794,274
Total Mutual Funds
(Cost $163,879,585)		158,307,310

MONEY MARKET FUND† - 1.0%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 2.46%[2]	1,894,382	1,894,382
Total Money Market Fund
(Cost $1,894,382)		1,894,382

Total Investments - 101.3%
(Cost $204,927,682)		$195,541,991
Other Assets & Liabilities, net - (1.3)%		(2,452,515)
Total Net Assets - 100.0%		$193,089,476

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	9	Dec 2022	$1,618,763	$(239,749)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	S&P 500 Total Return Index	Pay	3.56% (Federal Funds Rate + 0.48%)	At Maturity	12/28/22	20,856	$158,558,366	$(40,790,186)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2022.
plc — Public Limited Company

See Sector Classification in Other Information section.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2022
STYLEPLUS—LARGE CORE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$35,340,299	$—	$—	$35,340,299
Mutual Funds	158,307,310	—	—	158,307,310
Money Market Fund	1,894,382	—	—	1,894,382
Total Assets	$195,541,991	$—	$—	$195,541,991

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$239,749	$—	$—	$239,749
Equity Index Swap Agreements**	—	40,790,186	—	40,790,186
Total Liabilities	$239,749	$40,790,186	$—	$41,029,935

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$71,198,274	$24,471,193	$(35,822,923)	$(726,885)	$(1,917,746)	$57,201,913	2,386,396	$1,312,673
Guggenheim Strategy Fund III	69,179,563	18,621,699	(16,883,940)	(520,871)	(3,085,328)	67,311,123	2,802,295	1,607,734
Guggenheim Ultra Short Duration Fund — Institutional Class	75,115,499	709,398	(40,181,982)	(3,125)	(1,845,516)	33,794,274	3,523,908	702,081
	$215,493,336	$43,802,290	$(92,888,845)	$(1,250,881)	$(6,848,590)	$158,307,310		$3,622,488

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

STYLEPLUS—LARGE CORE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $41,048,097)	$37,234,681
Investments in affiliated issuers, at value (cost $163,879,585)	158,307,310
Segregated cash with broker	40,889,500
Prepaid expenses	39,697
Receivables:
Dividends	549,549
Fund shares sold	10,531
Interest	3,294
Total assets	237,034,562

Liabilities:
Overdraft due to custodian bank	5,388
Unrealized depreciation on OTC swap agreements	40,790,186
Payable for:
Swap settlement	2,315,207
Securities purchased	544,016
Management fees	122,611
Distribution and service fees	42,937
Fund shares redeemed	30,221
Variation margin on futures contracts	25,650
Fund accounting/administration fees	10,906
Trustees’ fees*	6,652
Miscellaneous	51,312
Total liabilities	43,945,086
Net assets	$193,089,476

Net assets consist of:
Paid in capital	$188,845,665
Total distributable earnings (loss)	4,243,811
Net assets	$193,089,476

A-Class:
Net assets	$186,957,026
Capital shares outstanding	8,828,782
Net asset value per share	$21.18
Maximum offering price per share (Net asset value divided by 95.25%)	$22.24

C-Class:
Net assets	$998,736
Capital shares outstanding	73,638
Net asset value per share	$13.56

P-Class:
Net assets	$255,476
Capital shares outstanding	12,267
Net asset value per share	$20.83

Institutional Class:
Net assets	$4,878,238
Capital shares outstanding	232,553
Net asset value per share	$20.98

STATEMENT OF OPERATIONS
Year Ended September 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $475)	$804,387
Dividends from securities of affiliated issuers	3,622,488
Interest	56,626
Total investment income	4,483,501

Expenses:
Management fees	1,838,628
Distribution and service fees:
A-Class	593,325
C-Class	9,734
P-Class	839
Transfer agent/maintenance fees:
A-Class	127,042
C-Class	1,944
P-Class	703
Institutional Class	6,500
Fund accounting/administration fees	154,756
Professional fees	44,401
Interest expense	33,930
Custodian fees	16,697
Trustees’ fees*	12,475
Line of credit fees	7,775
Miscellaneous	96,708
Total expenses	2,945,457
Less:
Expenses waived by Adviser	(129,282)
Earnings credits applied	(209)
Total waived expenses	(129,491)
Net expenses	2,815,966
Net investment income	1,667,535

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	843,348
Investments in affiliated issuers	(1,250,881)
Swap agreements	60,628,492
Futures contracts	(185,269)
Net realized gain	60,035,690
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(7,608,762)
Investments in affiliated issuers	(6,848,590)
Swap agreements	(92,942,880)
Futures contracts	(43,858)
Net change in unrealized appreciation (depreciation)	(107,444,090)
Net realized and unrealized loss	(47,408,400)
Net decrease in net assets resulting from operations	$(45,740,865)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,667,535	$549,916
Net realized gain on investments	60,035,690	29,570,890
Net change in unrealized appreciation (depreciation) on investments	(107,444,090)	30,655,086
Net increase (decrease) in net assets resulting from operations	(45,740,865)	60,775,892

Distributions to shareholders:
A-Class	(11,885,985)	(18,893,195)
C-Class	(54,594)	(129,625)
P-Class	(14,927)	(24,513)
Institutional Class	(322,926)	(345,692)
Total distributions to shareholders	(12,278,432)	(19,393,025)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,911,344	10,210,123
C-Class	523,465	100,074
P-Class	123,406	50,547
Institutional Class	6,528,320	3,362,734
Distributions reinvested
A-Class	11,200,028	17,748,487
C-Class	54,594	129,475
P-Class	14,927	24,513
Institutional Class	301,038	310,274
Cost of shares redeemed
A-Class	(20,545,489)	(25,572,115)
C-Class	(181,556)	(512,538)
P-Class	(154,507)	(2,969)
Institutional Class	(6,385,546)	(1,527,547)
Net increase (decrease) from capital share transactions	(3,609,976)	4,321,058
Net increase (decrease) in net assets	(61,629,273)	45,703,925

Net assets:
Beginning of year	254,718,749	209,014,824
End of year	$193,089,476	$254,718,749

Capital share activity:
Shares sold
A-Class	184,289	398,868
C-Class	32,562	5,947
P-Class	4,730	2,066
Institutional Class	245,318	130,256
Shares issued from reinvestment of distributions
A-Class	394,367	757,188
C-Class	2,980	8,316
P-Class	534	1,061
Institutional Class	10,717	13,374
Shares redeemed
A-Class	(788,816)	(1,001,912)
C-Class	(10,107)	(30,271)
P-Class	(5,888)	(119)
Institutional Class	(254,438)	(59,156)
Net increase (decrease) in shares	(183,752)	225,618

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$27.35	$23.01	$20.48	$24.78	$25.23
Income (loss) from investment operations:
Net investment income (loss)[a]	.18	.06	.17	.30	.30
Net gain (loss) on investments (realized and unrealized)	(5.02)	6.46	2.70	(.72)	3.52
Total from investment operations	(4.84)	6.52	2.87	(.42)	3.82
Less distributions from:
Net investment income	(.08)	(.19)	(.31)	(.30)	(.24)
Net realized gains	(1.25)	(1.99)	(.03)	(3.58)	(4.03)
Total distributions	(1.33)	(2.18)	(.34)	(3.88)	(4.27)
Net asset value, end of period	$21.18	$27.35	$23.01	$20.48	$24.78

Total Return[b]	(18.94%)	29.91%	14.18%	1.50%	16.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$186,957	$247,243	$204,428	$196,563	$217,697
Ratios to average net assets:
Net investment income (loss)	0.68%	0.23%	0.79%	1.48%	1.27%
Total expenses[c]	1.20%	1.23%	1.32%	1.31%	1.34%
Net expenses[d]	1.15%	1.17%	1.28%	1.28%	1.31%
Portfolio turnover rate	62%	25%	69%	51%	46%

C-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$18.03	$15.87	$14.22	$18.41	$19.74
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.11)	(.02)	.08	.06
Net gain (loss) on investments (realized and unrealized)	(3.20)	4.34	1.87	(.69)	2.69
Total from investment operations	(3.22)	4.23	1.85	(.61)	2.75
Less distributions from:
Net investment income	—	(.08)	(.17)	—	(.05)
Net realized gains	(1.24)	(1.99)	(.03)	(3.58)	(4.03)
Total distributions	(1.24)	(2.07)	(.20)	(3.58)	(4.08)
Net asset value, end of period	$13.57	$18.03	$15.87	$14.22	$18.41

Total Return[b]	(19.69%)	28.69%	13.11%	0.60%	15.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$999	$869	$1,019	$973	$1,239
Ratios to average net assets:
Net investment income (loss)	(0.10%)	(0.67%)	(0.15%)	0.58%	0.33%
Total expenses[c]	2.10%	2.15%	2.24%	2.23%	2.24%
Net expenses[d]	2.04%	2.09%	2.20%	2.19%	2.21%
Portfolio turnover rate	62%	25%	69%	51%	46%

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$26.93	$22.69	$20.21	$24.49	$25.03
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	.02	.14	.29	.26
Net gain (loss) on investments (realized and unrealized)	(4.94)	6.38	2.67	(.73)	3.45
Total from investment operations	(4.81)	6.40	2.81	(.44)	3.71
Less distributions from:
Net investment income	(.05)	(.17)	(.30)	(.26)	(.22)
Net realized gains	(1.24)	(1.99)	(.03)	(3.58)	(4.03)
Total distributions	(1.29)	(2.16)	(.33)	(3.84)	(4.25)
Net asset value, end of period	$20.83	$26.93	$22.69	$20.21	$24.49

Total Return	(19.09%)	29.79%	13.98%	1.47%	16.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$255	$347	$224	$236	$319
Ratios to average net assets:
Net investment income (loss)	0.53%	0.09%	0.67%	1.45%	1.06%
Total expenses[c]	1.36%	1.36%	1.46%	1.36%	1.56%
Net expenses[d]	1.31%	1.30%	1.42%	1.33%	1.53%
Portfolio turnover rate	62%	25%	69%	51%	46%

Institutional Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$27.10	$22.83	$20.31	$24.65	$25.13
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.10	.21	.35	.37
Net gain (loss) on investments (realized and unrealized)	(4.97)	6.40	2.70	(.75)	3.51
Total from investment operations	(4.74)	6.50	2.91	(.40)	3.88
Less distributions from:
Net investment income	(.14)	(.24)	(.36)	(.36)	(.33)
Net realized gains	(1.24)	(1.99)	(.03)	(3.58)	(4.03)
Total distributions	(1.38)	(2.23)	(.39)	(3.94)	(4.36)
Net asset value, end of period	$20.98	$27.10	$22.83	$20.31	$24.65

Total Return	(18.78%)	30.12%	14.44%	1.74%	16.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,878	$6,260	$3,344	$3,747	$6,826
Ratios to average net assets:
Net investment income (loss)	0.88%	0.38%	1.01%	1.73%	1.57%
Total expenses[c]	1.00%	1.06%	1.08%	1.09%	1.06%
Net expenses[d]	0.95%	0.99%	1.04%	1.06%	1.03%
Portfolio turnover rate	62%	25%	69%	51%	46%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2022

To Our Shareholders

Security Investors, LLC (“SI”) serves as the investment adviser to Guggenheim StylePlusTM—Mid Growth Fund (the “Fund”). The Fund is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -30.68%1, underperforming the Russell Midcap Growth Index (“Index”), the Fund’s benchmark, which returned -29.50%.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Over the period, 15%-25% of the total equity position was allocated to actively managed equity and 75%-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund whose objective is to seek a high level of income consistent with the preservation of capital.

For the Reporting Period, the Fund underperformed the Russell Mid Growth Index by 1.1% net of fees. During this period, active equity and active fixed income contributed +1.7% and -1.7% to Fund’s excess return, respectively. The remainder resulted from equity index swap cost, implementation shortfall and Fund’s expenses.

How did the Fund use derivatives during the Reporting Period?

The passive equity component, which accounted for 75%-85% of the Fund’s exposure to the broad equity market, consisted of equity index swaps and equity index futures. On average, the equity index futures accounted for 0%~5% of the overall exposure, with the remainder from equity index swaps.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

STYLEPLUS—MID GROWTH FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	September 17, 1969
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	35.1%
Guggenheim Strategy Fund II	33.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	2.9%
Targa Resources Corp.	0.6%
Steel Dynamics, Inc.	0.5%
Builders FirstSource, Inc.	0.4%
Genpact Ltd.	0.4%
Carlisle Companies, Inc.	0.4%
Brunswick Corp.	0.4%
Eagle Materials, Inc.	0.4%
Top Ten Total	74.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(30.68%)	5.49%	9.12%
A-Class Shares with sales charge‡	(33.98%)	4.47%	8.59%
C-Class Shares	(31.33%)	4.56%	8.15%
C-Class Shares with CDSC§	(31.94%)	4.56%	8.15%
Institutional Class Shares	(30.60%)	5.65%	9.24%
Russell Midcap Growth Index	(29.50%)	7.62%	10.85%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	(30.90%)	5.32%	5.87%
Russell Midcap Growth Index	(29.50%)	7.62%	7.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class, and Institutional Class will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2022
STYLEPLUS—MID GROWTH FUND

	Shares	Value
COMMON STOCKS† - 26.8%

Industrial - 5.8%
Builders FirstSource, Inc.*	5,080	$299,314
Carlisle Companies, Inc.	967	271,156
Eagle Materials, Inc.	2,375	254,552
Jabil, Inc.	3,843	221,779
TopBuild Corp.*	1,256	206,964
Simpson Manufacturing Company, Inc.	2,503	196,235
Donaldson Company, Inc.	3,890	190,649
Acuity Brands, Inc.	1,209	190,381
Middleby Corp.*	1,475	189,051
Lennox International, Inc.	809	180,140
nVent Electric plc	5,498	173,792
National Instruments Corp.	4,577	172,736
Louisiana-Pacific Corp.	3,304	169,132
Lincoln Electric Holdings, Inc.	1,180	148,350
Applied Industrial Technologies, Inc.	1,443	148,312
UFP Industries, Inc.	2,053	148,144
Mueller Industries, Inc.	2,416	143,607
Littelfuse, Inc.	693	137,692
Universal Display Corp.	1,359	128,222
Trex Company, Inc.*	2,573	113,058
Sealed Air Corp.	2,398	106,735
Pentair plc	1,926	78,253
Masco Corp.	1,217	56,822
Toro Co.	469	40,559
Total Industrial		3,965,635

Consumer, Non-cyclical - 5.6%
Darling Ingredients, Inc.*	3,775	249,716
Neurocrine Biosciences, Inc.*	2,321	246,514
Halozyme Therapeutics, Inc.*	5,873	232,218
United Therapeutics Corp.*	1,066	223,199
Shockwave Medical, Inc.*	768	213,558
Integra LifeSciences Holdings Corp.*	4,895	207,352
Quest Diagnostics, Inc.	1,595	195,691
Hologic, Inc.*	2,962	191,108
Syneos Health, Inc.*	3,503	165,166
Globus Medical, Inc. — Class A*	2,717	161,852
Masimo Corp.*	1,131	159,652
Tenet Healthcare Corp.*	2,809	144,888
Service Corporation International	2,490	143,773
Medpace Holdings, Inc.*	849	133,437
Alarm.com Holdings, Inc.*	2,028	131,536
Exelixis, Inc.*	7,898	123,841
Ensign Group, Inc.	1,420	112,890
Avery Dennison Corp.	645	104,942
United Rentals, Inc.*	320	86,438
H&R Block, Inc.	1,931	82,145
Euronet Worldwide, Inc.*	1,040	78,790
Incyte Corp.*	1,164	77,569
QuidelOrtho Corp.*	999	71,408
PerkinElmer, Inc.	551	66,302
AMN Healthcare Services, Inc.*	592	62,728
Coca-Cola Consolidated, Inc.	139	57,231
Laboratory Corporation of America Holdings	265	54,275
Sotera Health Co.*	7,044	48,040
Paylocity Holding Corp.*	167	40,344
Total Consumer, Non-cyclical		3,866,603

Technology - 4.8%
Genpact Ltd.	6,700	293,259
Maximus, Inc.	4,134	239,235
ACI Worldwide, Inc.*	9,148	191,193
Cirrus Logic, Inc.*	2,509	172,619
Lumentum Holdings, Inc.*	2,516	172,522
Fair Isaac Corp.*	417	171,808
Synaptics, Inc.*	1,714	169,703
Concentrix Corp.	1,501	167,557
Lattice Semiconductor Corp.*	3,182	156,586
Aspen Technology, Inc.*	643	153,163
MACOM Technology Solutions Holdings, Inc.*	2,684	139,004
CommVault Systems, Inc.*	2,610	138,434
Power Integrations, Inc.	2,129	136,937
Amkor Technology, Inc.	6,925	118,071
Teradata Corp.*	3,570	110,884
Skyworks Solutions, Inc.	1,187	101,216
NetApp, Inc.	1,477	91,352
Wolfspeed, Inc.*	826	85,375
Blackbaud, Inc.*	1,926	84,860
Microchip Technology, Inc.	1,292	78,851
Qorvo, Inc.*	758	60,193
Akamai Technologies, Inc.*	676	54,296
MKS Instruments, Inc.	651	53,799
HP, Inc.	2,141	53,354
Seagate Technology Holdings plc	896	47,694
Semtech Corp.*	1,182	34,763
Total Technology		3,276,728

Consumer, Cyclical - 3.2%
Brunswick Corp.	4,089	267,625
Boyd Gaming Corp.	4,410	210,137
Deckers Outdoor Corp.*	590	184,440
Tempur Sealy International, Inc.	7,530	181,774
Mattel, Inc.*	9,010	170,649
Williams-Sonoma, Inc.	1,426	168,054
Churchill Downs, Inc.	788	145,110
Dick’s Sporting Goods, Inc.	1,376	143,985
Five Below, Inc.*	1,002	137,945
Crocs, Inc.*	1,740	119,468
Papa John’s International, Inc.	1,506	105,435
Asbury Automotive Group, Inc.*	595	89,905
AutoNation, Inc.*	854	86,997
Light & Wonder, Inc. — Class A*	2,027	86,918
Wingstop, Inc.	681	85,411
Total Consumer, Cyclical		2,183,853

Financial - 2.9%
Wintrust Financial Corp.	3,044	248,238
Cathay General Bancorp	5,147	197,954

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
STYLEPLUS—MID GROWTH FUND

	Shares	Value
United Community Banks, Inc.	5,740	$189,994
Hancock Whitney Corp.	3,360	153,922
Bank of Hawaii Corp.	1,925	146,531
Evercore, Inc. — Class A	1,686	138,673
East West Bancorp, Inc.	1,956	131,326
Jefferies Financial Group, Inc.	3,891	114,785
Affiliated Managers Group, Inc.	1,022	114,311
Interactive Brokers Group, Inc. — Class A	1,641	104,876
Kinsale Capital Group, Inc.	408	104,211
UMB Financial Corp.	1,191	100,389
Rexford Industrial Realty, Inc. REIT	1,612	83,824
Healthcare Realty Trust, Inc. REIT	3,845	80,168
Life Storage, Inc. REIT	462	51,171
National Retail Properties, Inc. REIT	894	35,635
Total Financial		1,996,008

Energy - 2.0%
Targa Resources Corp.	7,250	437,465
Antero Midstream Corp.	25,331	232,561
DT Midstream, Inc.	4,100	212,749
ONEOK, Inc.	3,357	172,013
PDC Energy, Inc.	2,830	163,546
Southwestern Energy Co.*	15,383	94,144
First Solar, Inc.*	313	41,400
Total Energy		1,353,878

Basic Materials - 1.9%
Steel Dynamics, Inc.	5,315	377,099
Ingevity Corp.*	3,281	198,927
Olin Corp.	4,595	197,034
Cleveland-Cliffs, Inc.*	13,173	177,440
Balchem Corp.	983	119,513
Valvoline, Inc.	3,722	94,315
Nucor Corp.	803	85,913
Avient Corp.	2,015	61,055
Total Basic Materials		1,311,296

Communications - 0.4%
Ciena Corp.*	3,275	132,408
VeriSign, Inc.*	543	94,319
F5, Inc.*	577	83,510
Total Communications		310,237

Utilities - 0.2%
National Fuel Gas Co.	2,428	149,443

Total Common Stocks
(Cost $21,631,916)		18,413,681

MUTUAL FUNDS†,1 - 71.5%
Guggenheim Strategy Fund III	1,004,046	24,117,173
Guggenheim Strategy Fund II	959,130	22,990,350
Guggenheim Ultra Short Duration Fund — Institutional Class	207,807	1,992,867
Total Mutual Funds
(Cost $50,741,897)		49,100,390

MONEY MARKET FUND† - 2.4%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 2.46%[2]	1,648,116	1,648,116
Total Money Market Fund
(Cost $1,648,116)		1,648,116

Total Investments - 100.7%
(Cost $74,021,929)		$69,162,187
Other Assets & Liabilities, net - (0.7)%		(467,136)
Total Net Assets - 100.0%		$68,695,051

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	1	Dec 2022	$179,863	$(26,639)
NASDAQ-100 Index Mini Futures Contracts	1	Dec 2022	220,610	(35,845)
S&P MidCap 400 Index Mini Futures Contracts	2	Dec 2022	441,560	(64,747)
			$842,033	$(127,231)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Citibank, N.A.	Russell MidCap Growth Index Total Return	Pay	3.38% (Federal Funds Rate + 0.30%)	At Maturity	12/28/22	13,134	$50,309,656	$(22,824,685)

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
STYLEPLUS—MID GROWTH FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$18,413,681	$—	$—	$18,413,681
Mutual Funds	49,100,390	—	—	49,100,390
Money Market Fund	1,648,116	—	—	1,648,116
Total Assets	$69,162,187	$—	$—	$69,162,187

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$127,231	$—	$—	$127,231
Equity Index Swap Agreements**	—	22,824,685	—	22,824,685
Total Liabilities	$127,231	$22,824,685	$—	$22,951,916

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2022
STYLEPLUS—MID GROWTH FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$35,771,287	$8,683,644	$(20,257,898)	$(373,991)	$(832,692)	$22,990,350	959,130	$599,772
Guggenheim Strategy Fund III	34,436,584	9,779,050	(18,668,892)	(358,627)	(1,070,942)	24,117,173	1,004,046	644,864
Guggenheim Ultra Short Duration Fund — Institutional Class	22,848,856	72,643	(20,747,986)	(75,161)	(105,485)	1,992,867	207,807	72,308
	$93,056,727	$18,535,337	$(59,674,776)	$(807,779)	$(2,009,119)	$49,100,390		$1,316,944

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $23,280,032)	$20,061,797
Investments in affiliated issuers, at value (cost $50,741,897)	49,100,390
Segregated cash with broker	23,211,000
Prepaid expenses	28,928
Receivables:
Dividends	169,755
Fund shares sold	17,792
Total assets	92,589,662

Liabilities:
Overdraft due to custodian bank	4,493
Unrealized depreciation on OTC swap agreements	22,824,685
Payable for:
Swap settlement	732,455
Securities purchased	168,396
Management fees	45,513
Fund shares redeemed	35,192
Distribution and service fees	15,554
Variation margin on futures contracts	10,285
Transfer agent/maintenance fees	9,553
Fund accounting/administration fees	6,721
Trustees’ fees*	1,217
Miscellaneous	40,547
Total liabilities	23,894,611
Net assets	$68,695,051

Net assets consist of:
Paid in capital	$81,774,665
Total distributable earnings (loss)	(13,079,614)
Net assets	$68,695,051

A-Class:
Net assets	$67,014,363
Capital shares outstanding	1,958,246
Net asset value per share	$34.22
Maximum offering price per share (Net asset value divided by 95.25%)	$35.93

C-Class:
Net assets	$688,294
Capital shares outstanding	36,377
Net asset value per share	$18.92

P-Class:
Net assets	$108,828
Capital shares outstanding	3,241
Net asset value per share	$33.58

Institutional Class:
Net assets	$883,566
Capital shares outstanding	25,799
Net asset value per share	$34.25

STATEMENT OF OPERATIONS
Year Ended September 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $65)	$215,971
Dividends from securities of affiliated issuers	1,316,944
Interest	14,016
Total investment income	1,546,931

Expenses:
Management fees	698,519
Distribution and service fees:
A-Class	226,838
C-Class	9,996
P-Class	409
Transfer agent/maintenance fees:
A-Class	80,927
C-Class	2,668
P-Class	543
Institutional Class	2,709
Registration fees	76,084
Fund accounting/administration fees	64,786
Professional fees	40,598
Trustees’ fees*	13,083
Custodian fees	11,357
Line of credit fees	3,115
Miscellaneous	7,899
Total expenses	1,239,531
Less:
Expenses waived by Adviser	(17,047)
Earnings credits applied	(161)
Total waived expenses	(17,208)
Net expenses	1,222,323
Net investment income	324,608

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(992,643)
Investments in affiliated issuers	(807,779)
Swap agreements	19,852,243
Futures contracts	(166,703)
Net realized gain	17,885,118
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,762,314)
Investments in affiliated issuers	(2,009,119)
Swap agreements	(44,591,287)
Futures contracts	(127,231)
Net change in unrealized appreciation (depreciation)	(50,489,951)
Net realized and unrealized loss	(32,604,833)
Net decrease in net assets resulting from operations	$(32,280,225)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

STYLEPLUS—MID GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$324,608	$(51,917)
Net realized gain on investments	17,885,118	20,864,358
Net change in unrealized appreciation (depreciation) on investments	(50,489,951)	7,252,977
Net increase (decrease) in net assets resulting from operations	(32,280,225)	28,065,418

Distributions to shareholders:
A-Class	(6,756,571)	(13,186,487)
C-Class	(132,465)	(336,310)
P-Class	(15,261)	(24,991)
Institutional Class	(94,156)	(238,403)
Total distributions to shareholders	(6,998,453)	(13,786,191)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,567,712	2,172,972
C-Class	27,151	158,772
P-Class	30,227	79,809
Institutional Class	430,972	682,378
Distributions reinvested
A-Class	6,449,689	12,584,969
C-Class	107,727	278,491
P-Class	15,261	24,991
Institutional Class	89,198	228,045
Cost of shares redeemed
A-Class	(10,782,195)	(10,248,122)
C-Class	(289,331)	(682,043)
P-Class	(102,638)	(7,208)
Institutional Class	(507,524)	(1,020,174)
Net increase (decrease) from capital share transactions	(2,963,751)	4,252,880
Net increase (decrease) in net assets	(42,242,429)	18,532,107

Net assets:
Beginning of year	110,937,480	92,405,373
End of year	$68,695,051	$110,937,480

Capital share activity:
Shares sold
A-Class	35,090	43,004
C-Class	1,116	5,193
P-Class	800	1,640
Institutional Class	10,243	13,400
Shares issued from reinvestment of distributions
A-Class	131,225	260,504
C-Class	3,936	9,761
P-Class	315	525
Institutional Class	1,814	4,727
Shares redeemed
A-Class	(256,009)	(201,221)
C-Class	(11,608)	(23,365)
P-Class	(2,436)	(151)
Institutional Class	(12,632)	(20,266)
Net increase (decrease) in shares	(98,146)	93,751

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$52.73	$45.98	$39.64	$49.70	$47.34
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	(.02)	.19	.45	.41
Net gain (loss) on investments (realized and unrealized)	(15.32)	13.67	7.06	(1.58)	7.70
Total from investment operations	(15.16)	13.65	7.25	(1.13)	8.11
Less distributions from:
Net investment income	—	(.20)	(.45)	(.41)	(.24)
Net realized gains	(3.35)	(6.70)	(.46)	(8.52)	(5.51)
Total distributions	(3.35)	(6.90)	(.91)	(8.93)	(5.75)
Net asset value, end of period	$34.22	$52.73	$45.98	$39.64	$49.70

Total Return[b]	(30.68%)	31.07%	18.57%	2.34%	18.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$67,014	$107,983	$89,469	$83,027	$87,509
Ratios to average net assets:
Net investment income (loss)	0.36%	(0.04%)	0.46%	1.13%	0.87%
Total expenses[c]	1.32%	1.34%	1.45%	1.44%	1.55%
Net expenses[d]	1.30%	1.28%	1.40%	1.41%	1.52%
Portfolio turnover rate	72%	44%	82%	73%	52%

C-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$30.92	$29.40	$25.66	$35.78	$35.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(.15)	(.29)	(.10)	.08	.02
Net gain (loss) on investments (realized and unrealized)	(8.50)	8.51	4.53	(1.68)	5.63
Total from investment operations	(8.65)	8.22	4.43	(1.60)	5.65
Less distributions from:
Net investment income	—	—	(.23)	—	—
Net realized gains	(3.35)	(6.70)	(.46)	(8.52)	(5.51)
Total distributions	(3.35)	(6.70)	(.69)	(8.52)	(5.51)
Net asset value, end of period	$18.92	$30.92	$29.40	$25.66	$35.78

Total Return[b]	(31.33%)	29.88%	17.53%	1.46%	17.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$688	$1,327	$1,510	$1,683	$1,849
Ratios to average net assets:
Net investment income (loss)	(0.59%)	(0.94%)	(0.39%)	0.30%	0.05%
Total expenses[c]	2.25%	2.26%	2.32%	2.27%	2.33%
Net expenses[d]	2.23%	2.20%	2.28%	2.24%	2.30%
Portfolio turnover rate	72%	44%	82%	73%	52%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$51.96	$45.45	$39.17	$49.12	$46.83
Income (loss) from investment operations:
Net investment income (loss)[a]	—	(.07)	.15	.41	.32
Net gain (loss) on investments (realized and unrealized)	(15.03)	13.51	6.99	(1.58)	7.61
Total from investment operations	(15.03)	13.44	7.14	(1.17)	7.93
Less distributions from:
Net investment income	—	(.23)	(.40)	(.26)	(.13)
Net realized gains	(3.35)	(6.70)	(.46)	(8.52)	(5.51)
Total distributions	(3.35)	(6.93)	(.86)	(8.78)	(5.64)
Net asset value, end of period	$33.58	$51.96	$45.45	$39.17	$49.12

Total Return	(30.90%)	30.92%	18.48%	2.22%	18.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$109	$237	$116	$93	$125
Ratios to average net assets:
Net investment income (loss)	0.01%	(0.14%)	0.36%	1.04%	0.67%
Total expenses[c]	1.56%	1.43%	1.54%	1.55%	1.68%
Net expenses[d]	1.54%	1.37%	1.50%	1.51%	1.64%
Portfolio turnover rate	72%	44%	82%	73%	52%

Institutional Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$52.71	$45.98	$39.64	$49.80	$47.48
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.07	.24	.51	.53
Net gain (loss) on investments (realized and unrealized)	(15.33)	13.65	7.09	(1.63)	7.71
Total from investment operations	(15.11)	13.72	7.33	(1.12)	8.24
Less distributions from:
Net investment income	—	(.29)	(.53)	(.52)	(.41)
Net realized gains	(3.35)	(6.70)	(.46)	(8.52)	(5.51)
Total distributions	(3.35)	(6.99)	(.99)	(9.04)	(5.92)
Net asset value, end of period	$34.25	$52.71	$45.98	$39.64	$49.80

Total Return	(30.60%)	31.26%	18.79%	2.42%	18.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$884	$1,390	$1,311	$972	$875
Ratios to average net assets:
Net investment income (loss)	0.50%	0.14%	0.58%	1.28%	1.11%
Total expenses[c]	1.20%	1.17%	1.26%	1.31%	1.26%
Net expenses[d]	1.18%	1.11%	1.22%	1.28%	1.23%
Portfolio turnover rate	72%	44%	82%	73%	52%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2022

To Our Shareholders

Security Investors, LLC (“SI”) serves as the investment adviser to Guggenheim World Equity Income Fund (the “Fund”). The Fund is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Evan Einstein, Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -13.44%1, outperforming the MSCI World Index (“Index”), the Fund’s benchmark, which returned -19.63% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The last year was a difficult period for global equity markets. Inflation has been historically high; the Federal Reserve has been increasing interest rates; and war has been destabilizing Europe. The Fund managed to outperform due to its positioning in lower risk and higher relative yield than the benchmark. The Fund’s strategy tends to create a bias toward value-oriented investments, which also tends to contribute to performance in a down market.

The leading contributor to return was security selection in the Health Care and Information Technology sectors. These sectors were also where the Fund was most underweight relative to the benchmark, which helped in the Technology sector but hurt in the Health Care sector. An overweight in the Industrials sector was also a strong positive contributor. The leading detractors from return were selection in the Financials and Energy sectors.

From a country perspective, the Fund had its strongest contribution from its holdings in Canada. Its holdings in most other countries, including the U.S., were negative for the period, detracting from return. However, the negative return of U.S. holdings, the largest in the Fund, was better than the benchmark return, contributing to relative performance.

The top individual contributors to the fund were the underweight in Meta Platforms, and an overweight in Tourmaline Oil Corp and Qualcomm Inc. The biggest detractors were an overweight in Intel Corp, International Paper, and Liberty Global plc.

How did the Fund use derivatives during the Reporting Period?

The Fund uses currency contract futures to hedge non-U.S. dollar equity positions, which helps to reduce volatility. Their contribution to performance in aggregate was positive, as the currency futures were active for much of the period and the dollar was strong against other currencies for much of the period as well.

How was the Fund positioned at the end of the Reporting Period?

Rising interest rates, the reopening of the economy following the pandemic, and a historically wide valuation gap between growth and value sectors were among the factors that saw value stocks solidly outperform growth stocks over the period. Compared with the Index, the Fund is positioned more cautiously, as we anticipate continuing market weakness that defined much of the period.

The Fund was most overweight in the Utilities, Energy, and Industrials sectors at the end of the Reporting Period, and most underweight in the Health Care, Information Technology, and Consumer Staples sectors.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

WORLD EQUITY INCOME FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Country Diversification

Country	% of Long-Term Investments
United States	65.5%
Japan	8.5%
Canada	6.7%
Australia	4.7%
United Kingdom	4.6%
Ireland	1.8%
Switzerland	1.3%
Other	6.9%
Total Long-Term Investments	100.0%

Inception Dates:
A-Class	October 1, 1993
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	May 2, 2011

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	3.0%
Apple, Inc.	3.0%
Johnson & Johnson	1.7%
Alphabet, Inc. — Class C	1.7%
Amazon.com, Inc.	1.5%
Home Depot, Inc.	1.3%
Merck & Company, Inc.	1.3%
Shell plc	1.1%
Lowe’s Companies, Inc.	1.1%
McDonald’s Corp.	1.1%
Top Ten Total	16.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2022

	1 Year	5 Year	10 Year
A Class Shares	(13.44%)	3.67%	6.74%
A-Class Shares with sales charge‡	(17.54%)	2.66%	6.22%
C Class Shares	(14.11%)	2.89%	5.94%
C-Class Shares with CDSC§	(14.75%)	2.89%	5.94%
Institutional Class Shares	(13.18%)	3.96%	7.05%
MSCI World Index	(19.63%)	5.30%	8.11%

	1 Year	5 Year	Since Inception (05/01/15)
P Class Shares	(13.44%)	3.66%	4.61%
MSCI World Index	(19.63%)	5.30%	5.82%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS	September 30, 2022
WORLD EQUITY INCOME FUND

	Shares	Value
COMMON STOCKS† - 96.6%

Consumer, Non-cyclical - 16.3%
Johnson & Johnson	4,691	$766,322
Merck & Company, Inc.	6,759	582,085
Amgen, Inc.	2,150	484,610
Gilead Sciences, Inc.	7,095	437,691
AbbVie, Inc.	3,200	429,472
Kellogg Co.	5,901	411,064
J M Smucker Co.	2,886	396,565
Colgate-Palmolive Co.	5,259	369,445
Automatic Data Processing, Inc.	1,623	367,106
Takeda Pharmaceutical Company Ltd.††	14,000	363,554
Becton Dickinson and Co.	1,622	361,430
Imperial Brands plc††	16,900	347,476
Novartis AG††	4,500	343,126
Transurban Group††	40,000	315,908
AmerisourceBergen Corp. — Class A	2,126	287,711
Philip Morris International, Inc.	2,449	203,291
Booz Allen Hamilton Holding Corp.	1,960	181,006
UnitedHealth Group, Inc.	346	174,744
Abbott Laboratories	1,200	116,112
Dai Nippon Printing Company Ltd.††	5,000	100,173
General Mills, Inc.	1,200	91,932
PepsiCo, Inc.	500	81,630
Total Consumer, Non-cyclical		7,212,453

Technology - 14.8%
Microsoft Corp.	5,727	1,333,818
Apple, Inc.	9,555	1,320,501
Texas Instruments, Inc.	3,004	464,959
International Business Machines Corp.	3,549	421,657
Broadcom, Inc.	946	420,034
Intel Corp.	13,982	360,316
Analog Devices, Inc.	2,200	306,548
Broadridge Financial Solutions, Inc.	2,099	302,928
Paychex, Inc.	2,600	291,746
Dell Technologies, Inc. — Class C	8,361	285,695
Hewlett Packard Enterprise Co.	22,484	269,358
Seagate Technology Holdings plc	4,911	261,413
Ricoh Company Ltd.††	29,300	214,543
Seiko Epson Corp.††	10,100	137,912
Oracle Corp.	1,348	82,322
Jack Henry & Associates, Inc.	400	72,908
Total Technology		6,546,658

Consumer, Cyclical - 13.3%
Home Depot, Inc.	2,133	588,580
Lowe’s Companies, Inc.	2,676	502,580
McDonald’s Corp.	2,145	494,937
PACCAR, Inc.	4,845	405,478
Dollar General Corp.	1,548	371,303
Tesla, Inc.*	1,329	352,517
Genuine Parts Co.	2,350	350,902
Daiwa House Industry Company Ltd.††	16,100	327,360
Yum! Brands, Inc.	3,008	319,871
Sumitomo Corp.††	24,100	297,745
Hasbro, Inc.	3,828	258,084
Iida Group Holdings Company Ltd.††	16,200	219,292
Whirlpool Corp.	1,599	215,561
O’Reilly Automotive, Inc.*	300	211,005
Aisin Corp.††	8,000	205,921
Sharp Corp.††	34,100	203,335
Newell Brands, Inc.	11,967	166,221
TJX Companies, Inc.	1,900	118,028
Cummins, Inc.	445	90,562
Lululemon Athletica, Inc.*	300	83,868
Sumitomo Electric Industries Ltd.††	7,900	80,198
Total Consumer, Cyclical		5,863,348

Financial - 12.6%
Principal Financial Group, Inc.	5,842	421,500
Cboe Global Markets, Inc.	3,355	393,776
Australia & New Zealand Banking Group Ltd.††	25,300	370,375
Prudential Financial, Inc.	4,303	369,111
AvalonBay Communities, Inc. REIT	1,946	358,434
Truist Financial Corp.	7,900	343,966
Travelers Companies, Inc.	2,219	339,951
MetLife, Inc.	5,496	334,047
National Australia Bank Ltd.††	17,900	331,442
Aon plc — Class A	1,000	267,870
Willis Towers Watson plc	1,300	261,222
Chubb Ltd.	1,262	229,533
Annaly Capital Management, Inc. REIT	10,489	179,991
Gaming and Leisure Properties, Inc. REIT	4,000	176,960
Erie Indemnity Co. — Class A	700	155,617
Dexus REIT††	30,500	151,730
American International Group, Inc.	2,686	127,531
Globe Life, Inc.	1,100	109,670
Western Union Co.	8,000	108,000
Aflac, Inc.	1,900	106,780
Westpac Banking Corp.††	8,000	105,844
Marsh & McLennan Companies, Inc.	700	104,503
SEI Investments Co.	1,900	93,195
PNC Financial Services Group, Inc.	500	74,710
GPT Group REIT††	29,806	73,360
Total Financial		5,589,118

Industrial - 11.5%
Northrop Grumman Corp.	972	457,151
Lockheed Martin Corp.	1,079	416,807
Waste Connections, Inc.	2,752	371,878
General Dynamics Corp.	1,730	367,054
United Parcel Service, Inc. — Class B	2,018	325,988
3M Co.	2,866	316,693
Packaging Corporation of America	2,754	309,247
Amcor plc	28,063	301,116
Aurizon Holdings Ltd.††	108,600	240,194
Nippon Yusen K.K.††	13,800	234,242
L3Harris Technologies, Inc.	1,103	229,237
Snap-on, Inc.	1,000	201,350
Waste Management, Inc.	1,250	200,262
Nordson Corp.	908	192,741

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
WORLD EQUITY INCOME FUND

	Shares	Value
Republic Services, Inc. — Class A	1,378	$187,463
SITC International Holdings Company Ltd.††	99,600	182,669
AP Moller - Maersk A/S — Class B††	100	181,722
Mitsui OSK Lines Ltd.††	9,700	173,560
Illinois Tool Works, Inc.	643	116,158
Arrow Electronics, Inc.*	997	91,914
Total Industrial		5,097,446

Energy - 8.9%
Shell plc††	20,300	503,571
Equinor ASA††	12,100	399,088
Enbridge, Inc.	10,517	390,133
TotalEnergies SE††	7,900	370,646
Suncor Energy, Inc.	12,678	357,176
Eni SpA††	31,000	329,508
Imperial Oil Ltd.	6,900	298,885
ENEOS Holdings, Inc.††	80,000	258,016
Parkland Corp.	9,900	212,231
Keyera Corp.	10,000	205,974
Idemitsu Kosan Company Ltd.††	9,000	195,602
Galp Energia SGPS S.A. — Class B††	20,100	193,400
Aker BP ASA††	3,900	111,960
Repsol S.A.††	8,600	98,822
Total Energy		3,925,012

Communications - 7.2%
Alphabet, Inc. — Class C*	7,951	764,489
Amazon.com, Inc.*	5,721	646,473
Verizon Communications, Inc.	11,559	438,895
Motorola Solutions, Inc.	1,134	253,982
Comcast Corp. — Class A	8,452	247,897
Liberty Global plc — Class C*	12,480	205,920
Cisco Systems, Inc.	4,648	185,920
NortonLifeLock, Inc.	7,944	159,992
FactSet Research Systems, Inc.	300	120,033
Omnicom Group, Inc.	1,400	88,326
Meta Platforms, Inc. — Class A*	500	67,840
Total Communications		3,179,767

Utilities - 6.9%
EDP - Energias de Portugal S.A.††	74,300	322,481
Emera, Inc.	7,936	321,231
SSE plc††	19,000	320,781
Fortis, Inc.	7,936	301,632
National Grid plc††	25,800	265,574
Kansai Electric Power Company, Inc.*,††	28,100	235,098
Chubu Electric Power Company, Inc.††	25,600	230,239
Canadian Utilities Ltd. — Class A	8,506	221,342
Southern Co.	2,975	202,300
Duke Energy Corp.	1,600	148,832
AltaGas Ltd.	6,000	114,937
Red Electrica Corporation S.A.††	7,000	107,425
Hydro One Ltd.[1]	4,000	97,859
Exelon Corp.	2,567	96,160
Enagas S.A.††	5,100	78,947
Total Utilities		3,064,838

Basic Materials - 5.1%
Air Products and Chemicals, Inc.	1,597	371,670
Rio Tinto plc††	6,700	362,531
LyondellBasell Industries N.V. — Class A	3,798	285,914
International Paper Co.	8,795	278,801
Fortescue Metals Group Ltd.††	24,900	267,320
South32 Ltd.††	111,100	263,751
Eastman Chemical Co.	3,268	232,191
JFE Holdings, Inc.††	21,700	201,496
Total Basic Materials		2,263,674

Total Common Stocks
(Cost $47,826,029)		42,742,314

EXCHANGE-TRADED FUNDS† - 1.4%
iShares MSCI EAFE ETF	5,478	306,823
SPDR S&P 500 ETF Trust	841	300,388
Total Exchange-Traded Funds
(Cost $629,596)		607,211

MONEY MARKET FUND† - 0.2%
Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.49%[2]	72,103	72,103
Total Money Market Fund
(Cost $72,103)		72,103

Total Investments - 98.2%
(Cost $48,527,728)		$43,421,628
Other Assets & Liabilities, net - 1.8%		799,387
Total Net Assets - 100.0%		$44,221,015

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2022
WORLD EQUITY INCOME FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Sold Short†
Canadian Dollar Futures Contracts	36	Dec 2022	$2,606,760	$111,217
Australian Dollar Futures Contracts	33	Dec 2022	2,113,320	82,184
British Pound Futures Contracts	27	Dec 2022	1,885,950	64,889
Japanese Yen Futures Contracts	44	Dec 2022	3,831,300	33,000
Euro FX Futures Contracts	7	Dec 2022	862,269	(6,624)
			$11,299,599	$284,666

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $97,859 (cost $108,457), or 0.2% of total net assets.

[2]	Rate indicated is the 7-day yield as of September 30, 2022.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$32,424,377	$10,317,937	$—	$42,742,314
Exchange-Traded Funds	607,211	—	—	607,211
Money Market Fund	72,103	—	—	72,103
Currency Futures Contracts**	291,290	—	—	291,290
Total Assets	$33,394,981	$10,317,937	$—	$43,712,918

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$6,624	$—	$—	$6,624

**	This derivative is reported as unrealized appreciation/depreciation at period end.

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

Assets:
Investments, at value (cost $48,527,728)	$43,421,628
Foreign currency, at value (cost 32,966)	30,941
Segregated cash with broker	333,500
Prepaid expenses	33,586
Receivables:
Securities sold	185,363
Dividends	167,134
Foreign tax reclaims	79,816
Fund shares sold	64,374
Variation margin on futures contracts	33,825
Interest	492
Total assets	44,350,659

Liabilities:
Overdraft due to custodian bank	3,032
Payable for:
Professional fees	37,387
Fund shares redeemed	29,377
Management fees	15,391
Distribution and service fees	10,160
Distributions to shareholders	9,220
Transfer agent/maintenance fees	6,408
Fund accounting/administration fees	5,190
Trustees’ fees*	2,805
Due to Investment Adviser	2,515
Miscellaneous	8,159
Total liabilities	129,644
Net assets	$44,221,015

Net assets consist of:
Paid in capital	$49,595,984
Total distributable earnings (loss)	(5,374,969)
Net assets	$44,221,015

A-Class:
Net assets	$35,904,865
Capital shares outstanding	2,874,003
Net asset value per share	$12.49
Maximum offering price per share (Net asset value divided by 95.25%)	$13.11

C-Class:
Net assets	$2,518,077
Capital shares outstanding	246,825
Net asset value per share	$10.20

P-Class:
Net assets	$61,865
Capital shares outstanding	4,910
Net asset value per share	$12.60

Institutional Class:
Net assets	$5,736,208
Capital shares outstanding	462,750
Net asset value per share	$12.40

STATEMENT OF OPERATIONS
Year Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $134,216)	$1,571,688
Interest	1,666
Total investment income	1,573,354

Expenses:
Management fees	355,927
Distribution and service fees:
A-Class	107,254
C-Class	30,986
P-Class	252
Transfer agent/maintenance fees:
A-Class	36,952
C-Class	4,579
P-Class	318
Institutional Class	3,123
Registration fees	68,273
Professional fees	42,784
Fund accounting/administration fees	39,180
Custodian fees	10,822
Trustees’ fees*	10,262
Line of credit fees	1,488
Miscellaneous	6,361
Recoupment of previously waived fees:
A-Class	2,297
C-Class	150
Institutional Class	449
Total expenses	721,457
Less:
Expenses reimbursed by Adviser:
A-Class	(38,498)
C-Class	(4,671)
P-Class	(318)
Institutional Class	(3,463)
Expenses waived by Adviser	(50,992)
Total waived/reimbursed expenses	(97,942)
Net expenses	623,515
Net investment income	949,839

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(349,735)
Futures contracts	203,522
Foreign currency transactions	(13,525)
Net realized loss	(159,738)
Net change in unrealized appreciation (depreciation) on:
Investments	(7,861,101)
Futures contracts	296,264
Foreign currency translations	(14,114)
Net change in unrealized appreciation (depreciation)	(7,578,951)
Net realized and unrealized loss	(7,738,689)
Net decrease in net assets resulting from operations	$(6,788,850)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

WORLD EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$949,839	$762,621
Net realized gain (loss) on investments	(159,738)	12,880,078
Net change in unrealized appreciation (depreciation) on investments	(7,578,951)	(2,137,068)
Net increase (decrease) in net assets resulting from operations	(6,788,850)	11,505,631

Distributions to shareholders:
A-Class	(10,744,755)	(878,652)
C-Class	(873,734)	(42,902)
P-Class	(28,439)	(2,092)
Institutional Class	(968,069)	(67,115)
Total distributions to shareholders	(12,614,997)	(990,761)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,877,448	2,117,138
C-Class	269,648	593,534
P-Class	3,577	21,774
Institutional Class	5,857,937	628,784
Distributions reinvested
A-Class	10,254,795	847,352
C-Class	870,099	42,591
P-Class	28,438	2,092
Institutional Class	962,451	66,615
Cost of shares redeemed
A-Class	(4,367,556)	(5,732,482)
C-Class	(560,409)	(984,650)
P-Class	(48,299)	(19,188)
Institutional Class	(2,193,005)	(839,632)
Net increase (decrease) from capital share transactions	12,955,124	(3,256,072)
Net increase (decrease) in net assets	(6,448,723)	7,258,798

Net assets:
Beginning of year	50,669,738	43,410,940
End of year	$44,221,015	$50,669,738

Capital share activity:
Shares sold
A-Class	126,711	116,957
C-Class	21,381	38,329
P-Class	242	1,170
Institutional Class	390,214	35,268
Shares issued from reinvestment of distributions
A-Class	659,255	46,434
C-Class	68,252	2,739
P-Class	1,802	113
Institutional Class	62,780	3,667
Shares redeemed
A-Class	(278,966)	(318,411)
C-Class	(44,338)	(64,340)
P-Class	(3,361)	(1,237)
Institutional Class	(150,633)	(46,787)
Net increase (decrease) in shares	853,339	(186,098)

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$18.73	$15.03	$15.26	$15.77	$14.84
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.28	.20	.35	.23
Net gain (loss) on investments (realized and unrealized)	(1.97)	3.79	(.12)[g]	(.36)	.95
Total from investment operations	(1.68)	4.07	.08	(.01)	1.18
Less distributions from:
Net investment income	(.34)	(.34)	(.27)	(.37)	(.25)
Net realized gains	(4.22)	(.03)	(.04)	(.13)	—
Total distributions	(4.56)	(.37)	(.31)	(.50)	(.25)
Net asset value, end of period	$12.49	$18.73	$15.03	$15.26	$15.77

Total Return[b]	(13.44%)	27.13%	0.60%	0.14%	8.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,905	$44,337	$37,911	$60,639	$67,679
Ratios to average net assets:
Net investment income (loss)	1.87%	1.55%	1.36%	2.39%	1.48%
Total expenses[c]	1.39%	1.45%	1.48%	1.37%	1.37%
Net expenses[d,e,f]	1.20%	1.21%	1.22%	1.22%	1.22%
Portfolio turnover rate	162%	191%	192%	127%	125%

C-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$16.03	$12.87	$13.06	$13.53	$12.72
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.13	.08	.21	.09
Net gain (loss) on investments (realized and unrealized)	(1.56)	3.24	(.10)[g]	(.33)	.83
Total from investment operations	(1.42)	3.37	(.02)	(.12)	.92
Less distributions from:
Net investment income	(.19)	(.18)	(.13)	(.22)	(.11)
Net realized gains	(4.22)	(.03)	(.04)	(.13)	—
Total distributions	(4.41)	(.21)	(.17)	(.35)	(.11)
Net asset value, end of period	$10.20	$16.03	$12.87	$13.06	$13.53

Total Return[b]	(14.11%)	26.22%	(0.13%)	(0.69%)	7.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,518	$3,230	$2,893	$3,366	$4,215
Ratios to average net assets:
Net investment income (loss)	1.12%	0.81%	0.67%	1.64%	0.71%
Total expenses[c]	2.20%	2.28%	2.40%	2.28%	2.18%
Net expenses[d,e,f]	1.95%	1.96%	1.97%	1.97%	1.97%
Portfolio turnover rate	162%	191%	192%	127%	125%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$18.91	$15.17	$15.38	$15.92	$15.08
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.30	.20	.36	.24
Net gain (loss) on investments (realized and unrealized)	(1.99)	3.80	(.11)[g]	(.39)	.95
Total from investment operations	(1.70)	4.10	.09	(.03)	1.19
Less distributions from:
Net investment income	(.39)	(.33)	(.26)	(.38)	(.35)
Net realized gains	(4.22)	(.03)	(.04)	(.13)	—
Total distributions	(4.61)	(.36)	(.30)	(.51)	(.35)
Net asset value, end of period	$12.60	$18.91	$15.17	$15.38	$15.92

Total Return	(13.44%)	27.10%	0.66%	0.06%	7.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62	$118	$94	$129	$195
Ratios to average net assets:
Net investment income (loss)	1.82%	1.61%	1.36%	2.38%	1.50%
Total expenses[c]	1.62%	1.53%	1.56%	1.44%	1.40%
Net expenses[d,e,f]	1.20%	1.21%	1.22%	1.22%	1.22%
Portfolio turnover rate	162%	191%	192%	127%	125%

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$18.61	$14.94	$15.16	$15.71	$14.74
Income (loss) from investment operations:
Net investment income (loss)[a]	.36	.33	.25	.39	.29
Net gain (loss) on investments (realized and unrealized)	(1.98)	3.75	(.13)[g]	(.37)	.93
Total from investment operations	(1.62)	4.08	.12	.02	1.22
Less distributions from:
Net investment income	(.37)	(.38)	(.30)	(.44)	(.25)
Net realized gains	(4.22)	(.03)	(.04)	(.13)	—
Total distributions	(4.59)	(.41)	(.34)	(.57)	(.25)
Net asset value, end of period	$12.40	$18.61	$14.94	$15.16	$15.71

Total Return	(13.18%)	27.38%	0.92%	0.40%	8.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,736	$2,985	$2,513	$3,458	$19,589
Ratios to average net assets:
Net investment income (loss)	2.36%	1.82%	1.66%	2.67%	1.85%
Total expenses[c]	1.13%	1.21%	1.50%	1.17%	1.02%
Net expenses[d,e,f]	0.95%	0.96%	0.97%	0.97%	0.97%
Portfolio turnover rate	162%	191%	192%	127%	125%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	0.01%	—	—	0.00%*	0.00%*
C-Class	0.00%*	—	—	—	0.00%*
P-Class	0.00%*	—	—	—	—
Institutional Class	0.01%	0.02%	—	—	0.00%*

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	1.20%	1.21%	1.22%	1.22%	1.22%
C-Class	1.95%	1.96%	1.97%	1.97%	1.97%
P-Class	1.20%	1.21%	1.22%	1.22%	1.22%
Institutional Class	0.95%	0.96%	0.97%	0.97%	0.96%

[g]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI” or the “Adviser”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2022, the Trust consisted of nineteen funds.

This report covers the following funds (collectively, the “Funds”):

Fund	Investment Company Type
Alpha Opportunity Fund	Diversified
Large Cap Value Fund	Diversified
Market Neutral Real Estate Fund	Diversified
Risk Managed Real Estate Fund	Diversified
Small Cap Value Fund	Diversified
StylePlus—Large Core Fund	Diversified
StylePlus—Mid Growth Fund	Diversified
World Equity Income Fund	Diversified

At March 31, 2022, A-Class, C-Class, P-Class and Institutional Class shares have been issued by the Funds.

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operate under the name Guggenheim Investments, provide advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and/or other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly review the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Designee Procedures, the Adviser is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

The value of futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation .

The values of swap agreements entered into by a fund are generally valued using an evaluated price provided by a third party pricing vendor.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2022, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared quarterly in the World Equity Income Fund and Risk Managed Real Estate Fund. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(j) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2022, are disclosed in the Statements of Operations.

(k) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 3.08% at September 30, 2022.

(l) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
StylePlus—Large Core Fund	Index exposure	$3,817,930	$—
StylePlus—Mid Growth Fund	Index exposure	2,017,520	—
World Equity Income Fund	Hedge	—	4,555,989

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
StylePlus—Large Core Fund	Index exposure	$197,701,730	$–
StylePlus—Mid Growth Fund	Index exposure	69,700,251	–

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Alpha Opportunity Fund	Hedge, Leverage	$16,760,910	$29,026,814
Market Neutral Real Estate Fund	Hedge	—	34,240,543
Risk Managed Real Estate Fund	Hedge, Leverage	114,998,405	91,615,148

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency/Equity futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity swap contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2022:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Total Value at September 30, 2022
Alpha Opportunity Fund	$—	$4,982,106	$—	$4,982,106
Market Neutral Real Estate Fund	—	4,712,825	—	4,712,825
Risk Managed Real Estate Fund	—	15,416,352	—	15,416,352
World Equity Income Fund	—	—	291,290	291,290

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Total Value at September 30, 2022
Alpha Opportunity Fund	$—	$1,723,056	$—	$1,723,056
Risk Managed Real Estate Fund	—	6,823,860	—	6,823,860
StylePlus—Large Core Fund	239,749	40,790,186	—	41,029,935
StylePlus—Mid Growth Fund	127,231	22,824,685	—	22,951,916
World Equity Income Fund	—	—	6,624	6,624

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency/Equity futures contracts	Net realized gain (loss) on futures contracts Net change in unrealized appreciation (depreciation) on futures contracts
Equity swap contracts	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Total
Alpha Opportunity Fund	$—	$(774,197)	$—	$(774,197)
Market Neutral Real Estate Fund	—	(3,943,961)	—	(3,943,961)
Risk Managed Real Estate Fund	—	(5,588,929)	—	(5,588,929)
StylePlus—Large Core Fund	(185,269)	60,628,492	—	60,443,223
StylePlus—Mid Growth Fund	(166,703)	19,852,243	—	19,685,540
World Equity Income Fund	—	—	203,522	203,522

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NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Total
Alpha Opportunity Fund	$—	$3,531,961	$—	$3,531,961
Market Neutral Real Estate Fund	—	6,860,125	—	6,860,125
Risk Managed Real Estate Fund	—	(310,260)	—	(310,260)
StylePlus—Large Core Fund	(43,857)	(92,942,880)	—	(92,986,737)
StylePlus—Mid Growth Fund	(127,231)	(44,591,287)	—	(44,718,518)
World Equity Income Fund	—	—	296,264	296,264

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets.A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Funds may incur transaction costs in connection with conversions between various currencies. The Funds may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Alpha Opportunity Fund	Custom basket swap agreements	$4,982,106	$—	$4,982,106	$(1,723,056)	$—	$3,259,050
Market Neutral Real Estate Fund	Custom basket swap agreements	4,712,825	—	4,712,825	—	(2,726,303)	1,986,522
Risk Managed Real Estate Fund	Custom basket swap agreements	15,416,352	—	15,416,352	(6,823,860)	(3,803,030)	4,789,462

THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Alpha Opportunity Fund	Custom basket swap agreements	$1,723,056	$—	$1,723,056	$(1,723,056)	$—	$—
Risk Managed Real Estate Fund	Custom basket swap agreements	6,823,860	—	6,823,860	(6,823,860)	—	—
StylePlus—Large Core Fund	Swap equity contracts	40,790,186	—	40,790,186	—	(40,630,000)	160,186
StylePlus—Mid Growth Fund	Swap equity contracts	22,824,685	—	22,824,685	—	(22,824,685)	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2022.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Market Neutral Real Estate Fund	Goldman Sachs International	Custom basket swap agreements	$—	$840,000
	Morgan Stanley Capital Services LLC	Custom basket swap agreements	—	1,886,303
Market Neutral Real Estate Fund Total				2,726,303
Risk Managed Real Estate Fund	Morgan Stanley Capital Services LLC	Custom basket swap agreements	—	3,803,030
StylePlus—Large Core Fund	Morgan Stanley Capital Services LLC	Futures contracts	259,500	—
	Wells Fargo Bank, N.A.	Total return swap agreements	40,630,000	—
StylePlus—Large Core Fund Total			40,889,500	—
StylePlus—Mid Growth Fund	Citibank, N.A.	Total return swap agreements	23,090,000	—
	Morgan Stanley Capital Services LLC	Futures contracts	121,000	—
StylePlus—Mid Growth Fund Total			23,211,000	—
World Equity Income Fund	BofA Securities, Inc.	Futures contracts	333,500	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Alpha Opportunity Fund	0.90%
Large Cap Value Fund	0.65%
Market Neutral Real Estate Fund	1.10%
Risk Managed Real Estate Fund	0.75%
Small Cap Value Fund	0.75%
StylePlus—Large Core Fund	0.75%
StylePlus—Mid Growth Fund	0.75%
World Equity Income Fund	0.70%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Alpha Opportunity Fund – A-Class	1.76%	05/31/17	02/01/24
Alpha Opportunity Fund – C-Class	2.51%	05/31/17	02/01/24
Alpha Opportunity - P-Class	1.76%	05/31/17	02/01/24
Alpha Opportunity Fund – Institutional Class	1.51%	05/31/17	02/01/24
Large Cap Value Fund – A-Class	1.15%	11/30/12	02/01/24
Large Cap Value Fund – C-Class	1.90%	11/30/12	02/01/24
Large Cap Value Fund – P-Class	1.15%	05/01/15	02/01/24
Large Cap Value Fund – Institutional Class	0.90%	06/05/13	02/01/24
Market Neutral Real Estate Fund – A-Class	1.65%	02/26/16	02/01/24
Market Neutral Real Estate Fund – C-Class	2.40%	02/26/16	02/01/24
Market Neutral Real Estate Fund – P-Class	1.65%	02/26/16	02/01/24

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

NOTES TO FINANCIAL STATEMENTS (continued)

	Limit	Effective Date	Contract End Date
Market Neutral Real Estate Fund – Institutional Class	1.40%	02/26/16	02/01/24
Risk Managed Real Estate Fund – A-Class	1.30%	03/26/14	02/01/24
Risk Managed Real Estate Fund – C-Class	2.05%	03/26/14	02/01/24
Risk Managed Real Estate Fund – P-Class	1.30%	05/01/15	02/01/24
Risk Managed Real Estate Fund – Institutional Class	1.10%	03/26/14	02/01/24
Small Cap Value Fund – A-Class	1.30%	11/30/12	02/01/24
Small Cap Value Fund – C-Class	2.05%	11/30/12	02/01/24
Small Cap Value Fund – P-Class	1.30%	05/01/15	02/01/24
Small Cap Value Fund – Institutional Class	1.05%	11/30/12	02/01/24
World Equity Income Fund – A-Class	1.22%	08/15/13	02/01/24
World Equity Income Fund – C-Class	1.97%	08/15/13	02/01/24
World Equity Income Fund – P-Class	1.22%	05/01/15	02/01/24
World Equity Income Fund – Institutional Class	0.97%	08/15/13	02/01/24

GI and GPIM are entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI and GPIM are entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI or GPIM. At September 30, 2022, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2023	2024	2025	Total
Alpha Opportunity Fund
A-Class	$753	$5,716	$4,189	$10,658
C-Class	949	739	584	2,272
P-Class	—	3,276	971	4,247
Institutional Class	—	3,971	6,408	10,379
Large Cap Value Fund
A-Class	123,000	115,360	99,071	337,431
C-Class	6,365	5,446	5,729	17,540
P-Class	1,005	961	796	2,762
Institutional Class	2,945	3,072	6,589	12,606
Market Neutral Real Estate Fund
A-Class	55,287	20,606	7,180	83,073
C-Class	1,909	888	689	3,486
P-Class	8,658	15,753	6,928	31,339
Institutional Class	79,024	103,050	121,875	303,949

Risk Managed Real Estate Fund
A-Class	—	—	1,483	1,483
C-Class	—	—	1,058	1,058
P-Class	—	1,567	6,841	8,408
Institutional Class	—	—	1,075	1,075
Small Cap Value Fund
A-Class	118,318	126,091	98,289	342,698
C-Class	25,348	24,783	14,817	64,948
P-Class	1,268	1,282	2,097	4,647
Institutional Class	35,467	38,236	44,992	118,695
World Equity Income Fund
A-Class	120,308	103,050	78,363	301,721
C-Class	13,263	10,532	7,540	31,335
P-Class	359	336	408	1,103
Institutional Class	16,027	7,366	7,859	31,252

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2022, GI recouped amounts from the Funds as follows:

Alpha Opportunity Fund	$18,730
Market Neutral Real Estate Fund	4,941
Risk Managed Real Estate Fund	74,256
Small Cap Value Fund	1,015
World Equity Income Fund	2,896

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2022, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
StylePlus—Large Core Fund	$129,282
StylePlus—Mid Growth Fund	17,047

For the year ended September 30, 2022, GFD retained sales charges of $144,088 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At September 30, 2022, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares Owned
Alpha Opportunity Fund	77%

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Alpha Opportunity Fund	$282,314	$—	$282,314
Large Cap Value Fund	570,132	2,127,841	2,697,973
Market Neutral Real Estate Fund	161,651	—	161,651
Risk Managed Real Estate Fund	26,745,499	6,663,532	33,409,031
Small Cap Value Fund	—	31,116	31,116
StylePlus—Large Core Fund	8,865,934	3,412,498	12,278,432
StylePlus—Mid Growth Fund	5,134,467	1,863,986	6,998,453
World Equity Income Fund	10,456,355	2,158,642	12,614,997

The tax character of distributions paid during the year ended September 30, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Alpha Opportunity Fund	$411,952	$—	$411,952
Large Cap Value Fund	990,392	1,316,580	2,306,972
Market Neutral Real Estate Fund	204,622	28,095	232,717
Risk Managed Real Estate Fund	17,748,987	8,296,994	26,045,981
Small Cap Value Fund	50,007	—	50,007
StylePlus—Large Core Fund	1,785,952	17,607,073	19,393,025
StylePlus—Mid Growth Fund	388,530	13,397,661	13,786,191
World Equity Income Fund	890,081	100,680	990,761

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2022 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Alpha Opportunity Fund	$205,930	$—	$(837,672)	$(29,050,339)	$—	$(29,682,081)
Large Cap Value Fund	542,487	3,089,048	2,727,144	—	—	6,358,679
Market Neutral Real Estate Fund	99,279	—	2,288,020	(3,734,218)	—	(1,346,919)
Risk Managed Real Estate Fund	—	18,153,953	(38,072,686)	(1,242,012)	(3,498,423)	(24,659,168)
Small Cap Value Fund	62,767	250,425	(173,630)	—	—	139,562
StylePlus—Large Core Fund	1,974,499	57,379,626	(50,904,304)	(4,206,010)	—	4,243,811
StylePlus—Mid Growth Fund	327,894	18,746,182	(28,211,380)	(3,942,310)	—	(13,079,614)
World Equity Income Fund	—	25,045	(5,400,014)	—	—	(5,374,969)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2022, capital loss carryforwards for the Funds were as follows:

Fund	Unlimited
	Short-Term	Long-Term	Total Capital Loss Carryforward
Alpha Opportunity Fund	$(22,997,412)	$(6,052,927)	$(29,050,339)
Market Neutral Real Estate Fund	(3,734,218)	—	(3,734,218)

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2022, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Small Cap Value Fund	$98,717

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of securities sold short, dividends payable, distribution reclasses, and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of September 30, 2022 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Large Cap Value Fund	$382,239	$(382,239)
Risk Managed Real Estate Fund	340,135	(340,135)
Small Cap Value Fund	32,750	(32,750)
StylePlus—Large Core Fund	5,895,724	(5,895,724)
StylePlus—Mid Growth Fund	2,148,361	(2,148,361)
World Equity Income Fund	313,517	(313,517)

At September 30, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Alpha Opportunity Fund	$31,407,300	$5,109,969	$(5,947,641)	$(837,672)
Large Cap Value Fund	35,301,930	5,473,209	(2,746,065)	2,727,144
Market Neutral Real Estate Fund	47,334,591	4,935,987	(2,647,967)	2,288,020
Risk Managed Real Estate Fund	448,122,643	29,859,074	(67,743,760)	(37,884,686)
Small Cap Value Fund	6,733,748	712,299	(885,929)	(173,630)
StylePlus—Large Core Fund	205,656,109	858,857	(51,763,161)	(50,904,304)
StylePlus—Mid Growth Fund	74,548,882	233,258	(28,444,638)	(28,211,380)
World Equity Income Fund	48,809,853	1,795,197	(7,183,422)	(5,388,225)

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2022, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until October 1, 2022:

Fund	Ordinary	Capital
StylePlus—Large Core Fund	$(671,774)	$(3,534,236)
StylePlus—Mid Growth Fund	—	(3,942,310)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 123

NOTES TO FINANCIAL STATEMENTS (continued)

Note 7 – Securities Transactions

For the year ended September 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Alpha Opportunity Fund	$89,692,446	$91,527,427
Large Cap Value Fund	14,864,236	12,921,782
Market Neutral Real Estate Fund	17,269,252	39,872,457
Risk Managed Real Estate Fund	267,792,484	245,249,676
Small Cap Value Fund	3,470,033	2,538,750
StylePlus—Large Core Fund	145,619,232	193,760,613
StylePlus—Mid Growth Fund	64,135,917	99,932,027
World Equity Income Fund	82,394,286	80,815,094

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through September 30, 2022, at which time a new line of credit was entered into in the amount of $1,150,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2022.

Note 9 – Large Shareholder Risk

As of September 30, 2022, 77.2% of the Alpha Opportunity Fund (the “Fund”) was held by Guggenheim Macro Opportunities Fund. The Fund may experience adverse effects if a large number of shares of the Fund are held by a single shareholder (e.g., an institutional investor, financial intermediary or another GI Fund). The Fund is subject to the risk that a redemption by those shareholders of all or a large portion of the Fund could cause the Fund to liquidate its assets at inopportune times, or at a loss or depressed value, which could adversely impact the Fund’s performance and cause the value of a shareholder’s investment to decline. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.

Note 10 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the

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NOTES TO FINANCIAL STATEMENTS (concluded)

foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 11 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Alpha Opportunity Fund, Guggenheim Large Cap Value Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus-Large Core Fund, Guggenheim StylePlus-Mid Growth Fund and Guggenheim World Equity Income Fund and the Board of Trustees of Guggenheim Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Alpha Opportunity Fund, Guggenheim Large Cap Value Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus-Large Core Fund, Guggenheim StylePlus-Mid Growth Fund and Guggenheim World Equity Income Fund (collectively referred to as the “Funds”) (eight of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedules of investments, as of September 30, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eight of the funds constituting Guggenheim Funds Trust) at September 30, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2022

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2022.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2022, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2022, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Alpha Opportunity Fund	100.00%	100.00%	0.05%	0.00%
Large Cap Value Fund	100.00%	100.00%	0.00%	100.00%
Market Neutral Real Estate Fund	12.52%	12.52%	8.74%	0.00%
Risk Managed Real Estate Fund	3.43%	3.44%	0.67%	100.00%
Small Cap Value Fund	0.00%	0.00%	0.00%	0.00%
StylePlus—Large Core Fund	8.94%	8.66%	23.34%	100.00%
StylePlus—Mid Growth Fund	4.97%	4.13%	0.00%	100.00%
World Equity Income Fund	22.14%	12.23%	0.17%	100.00%

With respect to the taxable year ended September 30, 2022, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Large Cap Value Fund	$2,127,841	$380,091
Risk Managed Real Estate Fund	6,663,532	340,134
Small Cap Value Fund	31,116	35,545
StylePlus—Large Core Fund	3,412,498	5,895,724
StylePlus—Mid Growth Fund	1,863,986	2,148,361
World Equity Income Fund	2,158,642	313,516

Final regulations dated June 24, 2020 enable a regulated investment company to pay Section 199A dividends to its shareholders. Section 199A, enacted as part of the Tax Cuts and Jobs Act of 2017, may allow non-corporate tax payers a deduction of up to 20% of qualified business income from flow-through entities, including dividends from real estate investment trusts. The qualifying percentage of the Fund’s ordinary income and short-term capital gain distributions, if any, for the purposes of the Section 199A deduction was 74.56% for Market Neutral Real Estate Fund and 40.30% for Risk Managed Real Estate Fund.

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OTHER INFORMATION (Unaudited)(continued)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

●	Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)	●	Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)
●	Guggenheim Core Bond Fund (“Core Bond Fund”)	●	Guggenheim Diversified Income Fund (“Diversified Income Fund”)
●	Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)	●	Guggenheim High Yield Fund (“High Yield Fund”)
●	Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)	●	Guggenheim Limited Duration Fund (“Limited Duration Fund”)
●	Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)	●	Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)
●	Guggenheim Municipal Income Fund (“Municipal Income Fund”)	●	Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)
●	Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)	●	Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)
●	Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)	●	Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)
●	Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)	●	Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)
●	Guggenheim World Equity Income Fund (“World Equity Income Fund”)

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OTHER INFORMATION (Unaudited)(continued)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) Core Bond Fund; (iii) High Yield Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund;1 (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).2 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for Capital Stewardship Fund, which is addressed in a separate report.3

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 19, 2022 (the “April Meeting”) and on May 24-25, 2022 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Independent Trustees and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

[2]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[3]

Because shares of Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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OTHER INFORMATION (Unaudited)(continued)

peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

At a meeting held by videoconference on April 29, 2022 (the “Special Meeting”), the Board met to consider a new sub-advisory agreement with Guggenheim Partners Advisors, LLC (“GPA” or a “Sub-Adviser”) for each of Floating Rate Strategies Fund, High Yield Fund, Core Bond Fund, Macro Opportunities Fund, Municipal Income Fund, Total Return Bond Fund and Ultra Short Duration Fund (collectively, the “GPA Sub-Advised Funds”) (collectively, the “GPA Sub-Advisory Agreements”).4 Under the GPA Sub-Advisory Agreements, GPA assists Security Investors and GPIM in the direction and supervision of the investment strategies of the GPA Sub-Advised Funds. At the Special Meeting, the Board approved the GPA Sub-Advisory Agreements for an annual term. At the May Meeting, the Committee also considered a renewal of the GPA Sub-Advisory Agreements so that they would have a consistent term with the GPIM Sub-Advisory Agreement, the Security Investors Advisory Agreements and the GPIM Advisory Agreement (together, the “Current Advisory Agreements”) (The GPA Sub-Advisory Agreements along with the GPIM Sub-Advisory Agreement are referred to hereafter as the “Sub-Advisory Agreements” and the Current Advisory Agreements along with the GPA Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements.”)

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the GPA Sub-Advisory Agreements and the renewal of each of the Advisory Agreements for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

[4]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of April 29, 2022. The Board, including the Independent Trustees, relied on this relief in voting to approve the GPA Sub-Advisory Agreement at the Special Meeting.

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OTHER INFORMATION (Unaudited)(continued)

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities. For example, the Committee noted as of March 31, 2022, both Security Investors and GPIM had entered into a Macroeconomic Services Agreement, at no fee, with GPA which, as noted above, is a Guggenheim affiliate, to receive certain global and sector macroeconomic analysis and insight along with other guidance.5 As a result, in evaluating the services provided to the Municipal Income Fund under the GPIM Sub-Advisory Agreement and the GPA Sub-Advised Funds under the GPA Sub-Advisory Agreements, the Committee did not separately consider the contributions under the Investment Advisory Agreements and the Sub-Advisory Agreements.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2021, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2022 and April 30, 2022.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 96th and 88th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, long exposure to value and short exposure to growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee noted that, as of March 31, 2022, and April 30, 2022, there was no material change in performance for the three- and five- year periods, and that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy. The Committee also noted management’s statement that the quantitative investment methodology that the Fund employs was updated and that the Fund experienced performance ranking in the top half of the peer universe for the one-year period ended December 31, 2021.

[5]

Consequently, except where the context indicates otherwise, references to “Adviser,” “Advisers” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Advisory Agreements.

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OTHER INFORMATION (Unaudited)(continued)

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 87th and 82nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee further noted management’s statement that the Fund’s allocation process was updated in 2021 and that the Fund experienced performance ranking in the top half of the peer universe for the one-year period ended December 31, 2021. The Committee noted that as of March 31, 2022, the five-year and three-year performance rankings had improved to the 74th and 62nd percentiles, respectively, with no material change thereafter to these rankings as of April 30, 2022.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 74th and 89th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s conservative positioning in recent years, notably underweights in duration and credit risks, contributed to relative underperformance. The Committee also noted management’s statement that, although the Fund’s defensive positioning resulted in top quartile performance relative to its peers during the first quarter of 2020, it has since led to underperformance relative to its peers. The Committee noted that, as of March 31, 2022 and April 30, 2022, the five-year and three-year performance rankings had not improved.

Small Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 90th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s lack of exposure to higher-risk, lower-quality stocks that rallied between September 2020 through December 2021. The Committee also noted management’s statement that stock selection in several sectors detracted from performance. The Committee noted that, as of March 31, 2022, the five-year and three-year performance rankings had improved to the 72nd and 63rd percentiles, respectively, and as of April 30, 2022, the five-year and three-year performance rankings had improved to the 66th and 49th percentiles, respectively.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and the rationale for continuing the strategy and/or efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee (which includes the sub-advisory fees paid to the Sub-Advisers), net effective management fee6 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

[6]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (100th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (29th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In addition, the Committee noted the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year period ended December 31, 2021. In addition, the Committee considered management’s statement that the Fund’s net advisory fee is reasonable and competitive, especially in light of the Fund’s strong prior performance. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three- and five-year periods ended December 31, 2021. The Committee also took into account the Fund’s currently effective expense limitation agreement with a breakpoint of 5 basis points on average daily net assets above $5 billion.

Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (36th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The Committee considered the Adviser’s statement that the Fund’s total expense ratio is competitive and in-line with the peer group average and median and that the Fund’s contractual advisory fee is competitive. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (50th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the three- and five-year periods ended December 31, 2021. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser. Additionally, the Committee considered management’s statement that the Fund’s net advisory fee is reasonable and competitive, especially in light of the Fund’s strong prior performance.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2021, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense

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OTHER INFORMATION (Unaudited)(continued)

waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2020. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s overall expenses increased in 2021, which was primarily attributable to increased expenses in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreements

Nature, Extent and Quality of Services Provided by the Sub-Advisers: As noted above, because both the Advisers (Security Investors and GPIM) and the Sub-Advisers (GPIM and GPA) for Municipal Income Fund and the GPA Sub-Advised Funds, respectively, are part of and do business as Guggenheim Investments and the services provided by the Advisers on the one hand and the Sub-Advisers on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Advisory Agreements and Sub-Advisory Agreements. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

134 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

With respect to Guggenheim’s resources and the Sub-Advisers’ abilities to carry out their responsibilities under their respective Sub-Advisory Agreements, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreements, including the scope of services required to be performed by each Sub-Adviser.

Investment Performance: The Committee considered the returns of each Fund under its evaluation of the Advisory Agreements.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Advisers from Their Relationships with each Fund: The Committee considered that the Sub-Advisory Agreements are with affiliates of each Adviser, that each Adviser compensates each Sub-Adviser from its own fees so that the sub-advisory fee rate for each Fund does not impact the fees paid by such Fund and that the GPIM’s revenues were included in the calculation of Guggenheim Investments’ profitability. Because GPA is a new Sub-Adviser, the amounts that will be paid to it by the Advisers were previously included in the calculation of Guggenheim Investments’ profitability as part of the Advisers’ revenues and in the future will continue to be included in the calculation of Guggenheim Investments’ profitability as a part of GPA’s revenue. Given its conclusion of the reasonableness of the advisory fees, the Committee concluded that the GPIM sub-advisory fee rate for the Municipal Income Fund and GPA sub-advisory fee rates for the GPA Sub-Advised Funds were reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Advisers’ fees are paid by the Advisers and not the Municipal Income Fund or the GPA Sub-Advised Funds, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the initial approval of the GPA Sub-Advisory Agreement and the continuation of each Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors. At the Special Meeting, the Board, including all of the Independent Trustees approved the GPA Sub-Advisory Agreements for an initial annual term and at the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Member, Board of Directors, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since August 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (August 2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-August 2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

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We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

142 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

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Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

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European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE GUGGENHEIM FUNDS ANNUAL REPORT | 143

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

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We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

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In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

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If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

144 | THE GUGGENHEIM FUNDS ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2021, to March 31, 2022. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 145

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9.30.2022

Guggenheim Funds Annual Report

Guggenheim Diversified Income Fund
Guggenheim High Yield Fund
Guggenheim Core Bond Fund
Guggenheim Municipal Income Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
DIVERSIFIED INCOME FUND	9
HIGH YIELD FUND	19
CORE BOND FUND	38
MUNICIPAL INCOME FUND	66
NOTES TO FINANCIAL STATEMENTS	80
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	100
OTHER INFORMATION	101
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	111
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	117
LIQUIDITY RISK MANAGEMENT PROGRAM	120

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2022

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the shareholder report for a selection of our Funds (the “Funds”) for the annual fiscal period ended September 30, 2022.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC,

Guggenheim Partners Investment Management, LLC,

October 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Diversified Income Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the fund to greater volatility. ● Derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. ● Stock prices, especially stock prices of smaller companies, can be volatile as they reflect changes in the issuing company’s financial conditions and changes in the overall market ● Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.● The Fund’s investments in other investment vehicles subject the fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● Master limited partnerships

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2022

(“MLPs”) are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. ● The Fund’s investments in real estate securities subject the fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments and investment strategies, including investments in MLPs and certain investment vehicles, may be subject to special and complex federal income tax provisions that may adversely affect the fund and its distributions to shareholders. ● Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. It is important to note that the Fund is not guaranteed by the U.S. government.● Please read the prospectus for more detailed information regarding these and other risks.

High Yield Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Core Bond Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Municipal Income Fund may not be suitable for all investors. ● The Fund will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers or the federal government in case it provides financial support to the municipality. Income from municipal bonds held by the Fund could be declared taxable because of changes in tax laws. The Fund may invest in securities that generate taxable income. A portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax. ● Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the Fund and the overall municipal market. ● Municipalities currently experience budget shortfalls, which could cause them to default on their debt and thus subject the Fund to unforeseen losses. ● Like other funds that hold bonds and other fixed-income investments, the Fund’s market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high-yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●Instruments and strategies (such as reverse repurchase agreements, unfunded commitments, tender option bonds, and borrowings) may expose the Fund to many of the same risks as investments in derivatives and may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2022

Equity and fixed income markets declined during the 12-month period ended September 30, 2022, amid continued market volatility, Federal Reserve policy, and global economic headwinds.

The Federal Reserve (the “Fed”) has abandoned talk of a soft or even “softish” landing, with the latest Summary of Economic Projections pointing to a 90-basis-point rise in the unemployment rate, an increase never before experienced without a recession. One basis point equals 0.01%. The seemingly endless string of upside inflation surprises has cemented the Fed’s view that the labor market needs to soften and economic activity needs to weaken further, which could require interest rates heading even higher.

Signs are indicating that the economy is heading in the direction the Fed wants. While gross domestic product (“GDP”) rebounded in the third quarter of 2022 to an inflation-adjusted 2.6%, private domestic demand (consumption and fixed investment) continued to slow, growing just 0.1%. The slowdown was led by a significant contraction in housing activity, historically the first sector to be hit by rising rates, cutting about 1.4 percentage points from GDP’s growth rate. The sharp tightening in financial conditions indicates a broader economic slowdown is ahead, which may help to loosen up the labor market. Signs of a labor market slowdown are already evident, with monthly job growth at less than half the pace of early 2022, wage growth cooling, and job openings falling sharply.

Inflation remains high, but a variety of factors point to a substantial moderation in 2023. Goods prices have stopped rising, and supply chain improvement and input and import costs suggest outright deflation could lie ahead. Services inflation is now the main price stability concern, but even the Bureau of Labor Statistics and several Fed speakers have acknowledged that the lagged data on home rental prices doesn’t reflect the sharp slowdown in market rents that has taken place (and that would start to show up in the data next year).

With the economy cooling and inflation likely to fall, it is fair to expect that rate hikes are nearly coming to an end, particularly with rising strains in financial markets and overseas. But having been repeatedly burned by expectations that inflation would cool and fearing a replay of the “stop-start” rate hike campaigns of the 1970s, the Fed will likely err on the side of overdoing it with rate hikes, viewing a recession as the “least bad” outcome for the economy.

For the 12-month period ended September 30, 2022, the S&P 500® Index* returned -15.47%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -25.13%. The return of the MSCI Emerging Markets Index* was -28.11%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -14.60% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -14.14%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.62% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2022

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. The bonds included in this index must have a minimum credit rating of at least Baa.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2022 and ending September 30, 2022.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Diversified Income Fund
A-Class	0.72%	(13.91%)	$ 1,000.00	$ 860.90	$ 3.36
C-Class	1.46%	(14.24%)	1,000.00	857.60	6.80
P-Class	0.72%	(13.91%)	1,000.00	860.90	3.36
Institutional Class	0.47%	(13.84%)	1,000.00	861.60	2.19
High Yield Fund
A-Class	1.12%	(8.94%)	1,000.00	910.60	5.36
C-Class	1.90%	(9.29%)	1,000.00	907.10	9.08
P-Class	1.15%	(8.94%)	1,000.00	910.60	5.51
Institutional Class	0.90%	(8.80%)	1,000.00	912.00	4.31
R6-Class	0.86%	(8.85%)	1,000.00	911.50	4.12
Core Bond Fund
A-Class	0.78%	(11.00%)	1,000.00	890.00	3.70
C-Class	1.53%	(11.33%)	1,000.00	886.70	7.24
P-Class	0.78%	(11.05%)	1,000.00	889.50	3.69
Institutional Class	0.49%	(10.94%)	1,000.00	890.60	2.32
Municipal Income Fund
A-Class	0.79%	(8.94%)	1,000.00	910.60	3.78
C-Class	1.54%	(9.21%)	1,000.00	907.90	7.37
P-Class	0.79%	(8.87%)	1,000.00	911.30	3.79
Institutional Class	0.54%	(8.82%)	1,000.00	911.80	2.59

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Diversified Income Fund
A-Class	0.72%	5.00%	$ 1,000.00	$ 1,021.46	$ 3.65
C-Class	1.46%	5.00%	1,000.00	1,017.75	7.38
P-Class	0.72%	5.00%	1,000.00	1,021.46	3.65
Institutional Class	0.47%	5.00%	1,000.00	1,022.71	2.38
High Yield Fund
A-Class	1.12%	5.00%	1,000.00	1,019.45	5.67
C-Class	1.90%	5.00%	1,000.00	1,015.54	9.60
P-Class	1.15%	5.00%	1,000.00	1,019.30	5.82
Institutional Class	0.90%	5.00%	1,000.00	1,020.56	4.56
R6-Class	0.86%	5.00%	1,000.00	1,020.76	4.36
Core Bond Fund
A-Class	0.78%	5.00%	1,000.00	1,021.16	3.95
C-Class	1.53%	5.00%	1,000.00	1,017.40	7.74
P-Class	0.78%	5.00%	1,000.00	1,021.16	3.95
Institutional Class	0.49%	5.00%	1,000.00	1,022.61	2.48
Municipal Income Fund
A-Class	0.79%	5.00%	1,000.00	1,021.11	4.00
C-Class	1.54%	5.00%	1,000.00	1,017.35	7.79
P-Class	0.79%	5.00%	1,000.00	1,021.11	4.00
Institutional Class	0.54%	5.00%	1,000.00	1,022.36	2.74

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the period would be:

	A-Class	C-Class	P-Class	Institutional Class	R6-Class
Diversified Income Fund	0.73%	1.48%	0.73%	0.48%	N/A
High Yield Fund	1.09%	1.89%	1.14%	0.87%	0.75%
Core Bond Fund	0.77%	1.52%	0.77%	0.48%	N/A
Municipal Income Fund	0.78%	1.53%	0.78%	0.53%	N/A

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2022 to September 30, 2022.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2022

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment adviser to Guggenheim Diversified Income Fund (the “Fund”). The Fund is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director, Portfolio Manager and Assistant Chief Investment Officer, Equities; and Patrick Mitchell, Senior Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -13.94%1, outperforming the Bloomberg U.S. Aggregate Bond Index, the Fund’s primary benchmark, which returned -14.60% for the same period. The 70% Bloomberg U.S. Aggregate Bond Index / 30% MSCI World Index, the Fund’s secondary benchmark, returned -15.82%.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Fund outperformed its primary benchmark by 66 basis points during the Reporting Period. On average, the Fund allocated 50% to fixed income, 40% to equity, 9% to closed-end funds, with the remainder in cash. Fixed income and equity components outperformed their benchmarks by 3.3% and 3.1%, respectively. However, the Fund’s decision to overweight equity was the main detractor in asset allocation. Overall, allocation effect and selection effect contributed -0.7% and +3.2%, respectively, before fees.

For the Reporting Period, the Fund maintained its equity/fixed allocation, and some of the funds within each asset class. This is due to the Fund’s long-term approach to allocation decisions, in which few changes are made within a single Reporting Period.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

DIVERSIFIED INCOME FUND

OBJECTIVE: Seeks to achieve high current income with consideration for capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	January 29, 2016
C-Class	January 29, 2016
P-Class	January 29, 2016
Institutional Class	January 29, 2016

Ten Largest Holdings (% of Total Net Assets)
Guggenheim High Yield Fund — R6-Class	25.4%
Guggenheim RBP Large-Cap Market Fund — Institutional Class	19.1%
Guggenheim Floating Rate Strategies Fund — R6-Class	10.3%
Guggenheim Core Bond Fund — Institutional Class	9.8%
Guggenheim RBP Dividend Fund — Institutional Class	9.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.1%
Guggenheim World Equity Income Fund — Institutional Class	4.8%
Guggenheim Risk Managed Real Estate Fund — Institutional Class	4.7%
First Trust Energy Income and Growth Fund	0.3%
ClearBridge MLP & Midstream Total Return Fund, Inc.	0.3%
Top Ten Total	89.3%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2022

	1 Year	5 Year	Since Inception (01/29/16)
A-Class Shares	(13.94%)	0.55%	3.08%
A-Class Shares with sales charge‡	(17.40%)	(0.27%)	2.45%
C-Class Shares	(14.57%)	(0.18%)	2.32%
C-Class Shares with CDSC§	(15.40%)	(0.18%)	2.32%
P-Class Shares	(13.95%)	0.55%	3.07%
Institutional Class Shares	(13.74%)	0.80%	3.33%
Bloomberg U.S. Aggregate Bond Index	(14.60%)	(0.27%)	0.45%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.00%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	September 30, 2022
DIVERSIFIED INCOME FUND

	Shares	Value
MUTUAL FUNDS† - 88.8%
Guggenheim High Yield Fund — R6-Class[1]	201,505	$1,837,726
Guggenheim RBP Large-Cap Market Fund — Institutional Class*,1	145,335	1,383,590
Guggenheim Floating Rate Strategies Fund — R6-Class[1]	31,974	747,554
Guggenheim Core Bond Fund — Institutional Class[1]	44,264	704,685
Guggenheim RBP Dividend Fund — Institutional Class[1]	66,599	685,303
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	38,364	367,906
Guggenheim World Equity Income Fund — Institutional Class[1]	27,796	344,667
Guggenheim Risk Managed Real Estate Fund — Institutional Class[1]	11,301	337,666
Total Mutual Funds
(Cost $7,444,718)		6,409,097

CLOSED-END FUNDS† - 8.9%
First Trust Energy Income and Growth Fund	1,500	22,275
ClearBridge MLP & Midstream Total Return Fund, Inc.	800	21,048
PIMCO Corporate & Income Strategy Fund	1,600	18,944
Neuberger Berman High Yield Strategies Fund, Inc.	2,317	18,304
John Hancock Premium Dividend Fund	1,350	18,279
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	1,370	18,015
BlackRock Floating Rate Income Trust	1,600	17,376
Eaton Vance Tax-Advantaged Dividend Income Fund	797	17,335
BlackRock Enhanced Equity Dividend Trust	2,100	17,031
Voya Global Equity Dividend and Premium Opportunity Fund	3,400	17,000
BlackRock Limited Duration Income Trust	1,400	16,940
John Hancock Preferred Income Fund	1,050	16,821
Western Asset High Income Fund II, Inc.	3,798	16,559
Eaton Vance Tax-Managed Buy-Write Income Fund	1,250	16,512
Blackstone Strategic Credit Fund	1,550	16,476
PIMCO Dynamic Income Fund	845	16,376
Voya Infrastructure Industrials and Materials Fund	1,850	16,354
PIMCO High Income Fund	3,500	16,275
Delaware Ivy High Income Opportunities Fund	1,600	16,144
Cohen & Steers REIT and Preferred and Income Fund, Inc.	815	15,803
KKR Income Opportunities Fund	1,350	15,444
John Hancock Income Securities Trust	1,450	15,413
Calamos Convertible Opportunities and Income Fund	1,594	15,398
Eaton Vance Limited Duration Income Fund	1,650	15,197
Pioneer High Income Fund, Inc.	2,350	15,181
Western Asset Premier Bond Fund	1,550	15,175
PIMCO Dynamic Income Opportunities Fund	1,150	15,169
DoubleLine Income Solutions Fund	1,400	15,120
PGIM High Yield Bond Fund, Inc.	1,300	15,002
Reaves Utility Income Fund	550	14,982
Invesco High Income Trust II	1,525	14,899
Royce Value Trust, Inc.	1,150	14,433
BlackRock Credit Allocation Income Trust	1,500	14,310
John Hancock Investors Trust	1,178	14,207
Eaton Vance Enhanced Equity Income Fund II	908	13,892
Western Asset Mortgage Opportunity Fund, Inc.	1,250	13,888
Apollo Senior Floating Rate Fund, Inc.	1,100	13,761
Virtus Diversified Income & Co.	779	13,671
Western Asset Global Corporate Defined Opportunity Fund, Inc.	1,200	13,380
Western Asset Emerging Markets Debt Fund, Inc.	1,650	13,167
Total Closed-End Funds
(Cost $741,128)		641,556

MONEY MARKET FUND† - 2.4%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 2.49%[2]	176,647	176,647
Total Money Market Fund
(Cost $176,647)		176,647

Total Investments - 100.1%
(Cost $8,362,493)		$7,227,300
Other Assets & Liabilities, net - (0.1)%		(3,895)
Total Net Assets - 100.0%		$7,223,405

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2022.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2022
DIVERSIFIED INCOME FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$6,409,097	$—	$—	$6,409,097
Closed-End Funds	641,556	—	—	641,556
Money Market Fund	176,647	—	—	176,647
Total Assets	$7,227,300	$—	$—	$7,227,300

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Core Bond Fund — Institutional Class	$766,128	$203,941	$(75,509)	$(14,010)	$(175,865)	$704,685	44,264	$23,686	$11,172
Guggenheim Floating Rate Strategies Fund — R6-Class	766,388	176,570	(134,365)	(7,514)	(53,525)	747,554	31,974	30,929	—
Guggenheim High Yield Fund — R6-Class	1,918,674	504,862	(200,496)	(26,392)	(358,922)	1,837,726	201,505	118,186	—
Guggenheim RBP Dividend Fund — Institutional Class	700,580	310,112	(70,485)	(9,916)	(244,988)	685,303	66,599	11,322	125,470
Guggenheim RBP Large-Cap Market Fund — Institutional Class *	1,348,962	860,827	(185,668)	(27,267)	(613,264)	1,383,590	145,335	—	317,345
Guggenheim Risk Managed Real Estate Fund — Institutional Class	360,541	102,833	(38,223)	(2,421)	(85,064)	337,666	11,301	7,461	18,256
Guggenheim Ultra Short Duration Fund — Institutional Class	382,840	84,831	(83,030)	(2,709)	(14,026)	367,906	38,364	6,105	—
Guggenheim World Equity Income Fund — Institutional Class	378,399	153,977	(28,266)	(11,208)	(148,235)	344,667	27,796	10,084	93,852
	$6,622,512	$2,397,953	$(816,042)	$(101,437)	$(1,693,889)	$6,409,097		$207,773	$566,095

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $917,775)	$818,203
Investments in affiliated issuers, at value (cost $7,444,718)	6,409,097
Prepaid expenses	21,429
Receivables:
Dividends	25,450
Investment Adviser	15,006
Interest	241
Total assets	7,289,426

Liabilities:
Payable for:
Professional fees	28,069
Securities purchased	25,059
Fund accounting/administration fees	4,326
Transfer agent/maintenance fees	2,197
Trustees’ fees*	2,026
Distribution and service fees	344
Fund shares redeemed	97
Miscellaneous	3,903
Total liabilities	66,021
Net assets	$7,223,405

Net assets consist of:
Paid in capital	$8,067,783
Total distributable earnings (loss)	(844,378)
Net assets	$7,223,405

A-Class:
Net assets	$284,091
Capital shares outstanding	12,045
Net asset value per share	$23.59
Maximum offering price per share (Net asset value divided by 96.00%)	$24.57

C-Class:
Net assets	$224,249
Capital shares outstanding	9,552
Net asset value per share	$23.48

P-Class:
Net assets	$415,268
Capital shares outstanding	17,600
Net asset value per share	$23.59

Institutional Class:
Net assets	$6,299,797
Capital shares outstanding	267,048
Net asset value per share	$23.59

STATEMENT OF OPERATIONS
Year Ended September 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers	$47,410
Dividends from securities of affiliated issuers	207,773
Interest	579
Total investment income	255,762

Expenses:
Management fees	62,862
Distribution and service fees:
A-Class	881
C-Class	6,788
P-Class	682
Transfer agent/maintenance fees:
A-Class	1,543
C-Class	2,677
P-Class	1,173
Institutional Class	21,104
Registration fees	73,809
Professional fees	36,773
Fund accounting/administration fees	28,414
Trustees’ fees*	13,505
Custodian fees	4,644
Tax expense	533
Line of credit fees	236
Miscellaneous	8,858
Total expenses	264,482
Less:
Expenses reimbursed by Adviser:
A-Class	(4,807)
C-Class	(8,386)
P-Class	(3,922)
Institutional Class	(87,976)
Expenses waived by Adviser	(109,727)
Total waived/reimbursed expenses	(214,818)
Net expenses	49,664
Net investment income	206,098

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	41,713
Investments in affiliated issuers	(101,437)
Distributions received from affiliated investment companies	566,095
Net realized gain	506,371
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(255,527)
Investments in affiliated issuers	(1,693,889)
Net change in unrealized appreciation (depreciation)	(1,949,416)
Net realized and unrealized loss	(1,443,045)
Net decrease in net assets resulting from operations	$(1,236,947)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$206,098	$207,930
Net realized gain on investments	506,371	301,631
Net change in unrealized appreciation (depreciation) on investments	(1,949,416)	562,987
Net increase (decrease) in net assets resulting from operations	(1,236,947)	1,072,548

Distributions to shareholders:
A-Class	(13,926)	(9,389)
C-Class	(22,111)	(5,154)
P-Class	(9,123)	(4,350)
Institutional Class	(277,436)	(219,556)
Total distributions to shareholders	(322,596)	(238,449)

Capital share transactions:
Proceeds from sale of shares
A-Class	120,099	76,986
C-Class	628,708	34,067
P-Class	389,539	7,814
Institutional Class	583,577	53,000
Distributions reinvested
A-Class	13,926	9,389
C-Class	22,111	5,154
P-Class	9,123	4,350
Institutional Class	277,436	219,556
Cost of shares redeemed
A-Class	(126,698)	(48,400)
C-Class	(551,222)	(7,025)
P-Class	(72,266)	(4,588)
Institutional Class	(206,918)	(45,672)
Net increase from capital share transactions	1,087,415	304,631
Net increase (decrease) in net assets	(472,128)	1,138,730

Net assets:
Beginning of year	7,695,533	6,556,803
End of year	$7,223,405	$7,695,533

Capital share activity:
Shares sold
A-Class	4,278	2,729
C-Class	22,058	1,197
P-Class	14,554	276
Institutional Class	20,354	1,849
Shares issued from reinvestment of distributions
A-Class	503	341
C-Class	791	189
P-Class	339	159
Institutional Class	10,120	7,993
Shares redeemed
A-Class	(4,685)	(1,686)
C-Class	(22,244)	(249)
P-Class	(2,623)	(167)
Institutional Class	(7,812)	(1,603)
Net increase in shares	35,633	11,028

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$28.45	$25.27	$26.99	$26.70	$27.58
Income (loss) from investment operations:
Net investment income (loss)[a]	.71	.73	.81	.86	.91
Net gain (loss) on investments (realized and unrealized)	(4.55)	3.30	(1.63)	.50	(.70)
Total from investment operations	(3.84)	4.03	(.82)	1.36	.21
Less distributions from:
Net investment income	(.93)	(.85)	(.81)	(.77)	(.90)
Net realized gains	(.09)	—	(.09)	(.30)	(.19)
Total distributions	(1.02)	(.85)	(.90)	(1.07)	(1.09)
Net asset value, end of period	$23.59	$28.45	$25.27	$26.99	$26.70

Total Return[b]	(13.94%)	16.10%	(3.06%)	5.31%	0.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$284	$340	$267	$278	$141
Ratios to average net assets:
Net investment income (loss)	2.59%	2.64%	3.14%	3.26%	3.37%
Total expenses[c]	3.42%	3.92%	4.24%	4.03%	4.83%
Net expenses[d,e,f]	0.74%	0.78%	0.83%	0.85%	0.84%
Portfolio turnover rate	12%	50%	66%	58%	37%

C-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$28.36	$25.19	$27.00	$26.69	$27.56
Income (loss) from investment operations:
Net investment income (loss)[a]	.47	.52	.60	.69	.71
Net gain (loss) on investments (realized and unrealized)	(4.49)	3.29	(1.62)	.46	(.69)
Total from investment operations	(4.02)	3.81	(1.02)	1.15	.02
Less distributions from:
Net investment income	(.77)	(.64)	(.70)	(.54)	(.70)
Net realized gains	(.09)	—	(.09)	(.30)	(.19)
Total distributions	(.86)	(.64)	(.79)	(.84)	(.89)
Net asset value, end of period	$23.48	$28.36	$25.19	$27.00	$26.69

Total Return[b]	(14.57%)	15.24%	(3.77%)	4.50%	0.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$224	$254	$197	$816	$145
Ratios to average net assets:
Net investment income (loss)	1.70%	1.89%	2.26%	2.59%	2.63%
Total expenses[c]	4.04%	4.68%	4.86%	4.74%	5.65%
Net expenses[d,e,f]	1.49%	1.52%	1.58%	1.59%	1.59%
Portfolio turnover rate	12%	50%	66%	58%	37%

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$28.43	$25.25	$26.97	$26.70	$27.58
Income (loss) from investment operations:
Net investment income (loss)[a]	.58	.73	.81	.85	.91
Net gain (loss) on investments (realized and unrealized)	(4.43)	3.30	(1.63)	.51	(.70)
Total from investment operations	(3.85)	4.03	(.82)	1.36	.21
Less distributions from:
Net investment income	(.90)	(.85)	(.81)	(.79)	(.90)
Net realized gains	(.09)	—	(.09)	(.30)	(.19)
Total distributions	(.99)	(.85)	(.90)	(1.09)	(1.09)
Net asset value, end of period	$23.59	$28.43	$25.25	$26.97	$26.70

Total Return	(13.95%)	16.12%	(3.03%)	5.23%	0.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$415	$152	$128	$131	$125
Ratios to average net assets:
Net investment income (loss)	2.16%	2.64%	3.14%	3.22%	3.37%
Total expenses[c]	3.49%	3.92%	4.19%	3.97%	4.82%
Net expenses[d,e,f]	0.74%	0.78%	0.83%	0.85%	0.84%
Portfolio turnover rate	12%	50%	66%	58%	37%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$28.44	$25.26	$26.98	$26.72	$27.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.69	.80	.87	.92	.98
Net gain (loss) on investments (realized and unrealized)	(4.46)	3.30	(1.63)	.49	(.70)
Total from investment operations	(3.77)	4.10	(.76)	1.41	.28
Less distributions from:
Net investment income	(.99)	(.92)	(.87)	(.85)	(.96)
Net realized gains	(.09)	—	(.09)	(.30)	(.19)
Total distributions	(1.08)	(.92)	(.96)	(1.15)	(1.15)
Net asset value, end of period	$23.59	$28.44	$25.26	$26.98	$26.72

Total Return	(13.74%)	16.40%	(2.82%)	5.52%	1.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,300	$6,950	$5,965	$6,165	$5,757
Ratios to average net assets:
Net investment income (loss)	2.54%	2.89%	3.39%	3.47%	3.62%
Total expenses[c]	3.05%	3.55%	3.78%	3.58%	4.42%
Net expenses[d,e,f]	0.49%	0.53%	0.58%	0.60%	0.60%
Portfolio turnover rate	12%	50%	66%	58%	37%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	—	—	—	—	—
C-Class	—	—	0.00%*	—	—
P-Class	—	—	0.00%*	—	—
Institutional Class	—	—	0.00%*	—	—

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	0.73%	0.77%	0.82%	0.85%	0.84%
C-Class	1.48%	1.51%	1.57%	1.59%	1.58%
P-Class	0.73%	0.77%	0.82%	0.85%	0.84%
Institutional Class	0.48%	0.52%	0.57%	0.60%	0.59%

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2022

To Our Shareholders

Security Investors, LLC (“SI”) serves as the investment adviser to Guggenheim High Yield Fund (“Fund”). Guggenheim Partners Advisors, LLC, an affiliate of SI, serves as the Fund’s sub-adviser (“GPA” or the “Sub-Adviser”). The Fund is managed by a team of seasoned professionals at SI and GPA. This team includes B. Scott Minerd, Chairman of Guggenheim Investments, Chief Investment Officer of GPA, and Global Chief Investment Officer and Managing Partner of Guggenheim Partners, LLC.; and Thomas J. Hauser, Senior Managing Director and Portfolio Manager of SI. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -12.10%1, outperforming the Bloomberg U.S. Corporate High Yield Index, the Fund’s benchmark, which returned -14.14% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Reporting Period was significantly impacted by challenging macroeconomics. High yield was down -14.14% over the last year, amid the sharp rise in interest rates, due to the ongoing conflict in Ukraine, elevated inflation, and the potential for recession. The high yield market experienced outflows during the Reporting Period, which negatively impacted trading levels. All sectors and rating categories generated negative returns while interest rates continued to climb and credit spreads widened.

Bottom-up fundamental credit analysis continues to be the main driver of the Fund’s positioning and performance. The largest contributing sectors to performance were the Consumer Cyclicals and Non-Cyclicals sectors, where the Fund benefited from strong security selection relative to the benchmark. The Fund’s underweight to the Energy sector detracted from performance for the Reporting Period. An up-in-quality bias for the Reporting Period drove an overweight to single B rated issuers and underweight to CCC rated issuers, which both contributed to outperformance relative to the benchmark. The Fund’s larger allocation to bank loans was a meaningful contributor to performance due to their insulation from the selloff in interest rates.

How did the Fund use derivatives during the Reporting Period?

The Fund invests in non-U.S. dollar denominated assets when the risk-return profile is favorable. The Fund entered forward foreign currency exchange contracts to hedge exchange rate risk for non-U.S. dollar denominated positions which had a positive impact to performance. Non-U.S. dollar denominated assets comprise less than 2% of the Fund.

How was the Fund positioned at the end of the Reporting Period?

The Fund’s largest exposure is to high yield bonds followed by a meaningful exposure to bank loans. We continue to evaluate the relative value between high yield bonds and bank loans, potentially looking to shift the allocation as the relationship changes.

The Fund remains cautious given heightened risk of default and recession. As such, the Fund continues to avoid highly levered industries and companies with high capital expenditure needs that could impair cash flow, and instead focuses on companies with recurring revenue streams, strong cash flows, and high-quality margins. Even with heightened credit risk and rising risk of recession, we think current spreads offer opportunities to find credits that are trading cheap to their fundamentals and risk of default/loss.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

HIGH YIELD FUND

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
A	0.4%
BBB	2.5%
BB	44.2%
B	38.5%
CCC	6.6%
D	0.4%
NR2	1.3%
Other Instruments	6.1%
Total Investments	100.0%

Inception Dates:
A-Class	August 5, 1996
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	July 11, 2008
R6-Class	May 15, 2017

Ten Largest Holdings (% of Total Net Assets)
Terraform Global Operating LLC, 6.13%	1.4%
Hunt Companies, Inc., 5.25%	1.4%
CPI CG, Inc., 8.63%	1.4%
Carpenter Technology Corp., 6.38%	1.3%
McGraw-Hill Education, Inc., 5.75%	1.3%
Exterran Energy Solutions Limited Partnership / EES Finance Corp., 8.13%	1.2%
FAGE International S.A. / FAGE USA Dairy Industry, Inc., 5.63%	1.1%
Artera Services LLC, 9.03%	1.1%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%	1.1%
GrafTech Finance, Inc., 4.63%	1.1%
Top Ten Total	12.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(12.10%)	1.05%	3.98%
A-Class Shares with sales charge‡	(15.64%)	0.23%	3.47%
C-Class Shares	(12.76%)	0.26%	3.19%
C-Class Shares with CDSC§	(13.59%)	0.26%	3.19%
Institutional Class Shares	(11.80%)	1.29%	4.25%
Bloomberg U.S. Corporate High Yield Index	(14.14%)	1.57%	3.94%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	(12.13%)	0.98%	2.70%
Bloomberg U.S. Corporate High Yield Index	(14.14%)	1.57%	3.03%

	1 Year	5 Year	Since Inception (05/15/17)
R6-Class Shares	(11.91%)	1.37%	1.74%
Bloomberg U.S. Corporate High Yield Index	(14.14%)	1.57%	1.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, Institutional Class and R6-Class shares will vary due to differences in fee structures.

‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 2, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS	September 30, 2022
HIGH YIELD FUND

	Shares	Value
COMMON STOCKS† - 2.0%

Financial - 1.3%
KKR Acquisition Holdings I Corp. — Class A*,1	142,310	$1,400,330
TPG Pace Beneficial II Corp.*,1	46,138	451,225
Acropolis Infrastructure Acquisition Corp. — Class A*,1	38,845	376,991
RXR Acquisition Corp. — Class A*,1	1,874	18,440
Colicity, Inc. — Class A*,1	1,419	13,963
MSD Acquisition Corp. — Class A*,1	721	7,138
Total Financial		2,268,087

Utilities - 0.4%
TexGen Power LLC*,††	26,665	693,290

Communications - 0.2%
Vacasa, Inc. — Class A*	117,451	360,574

Energy - 0.1%
Permian Production Partners LLC†††	57,028	46,763
Legacy Reserves, Inc.*,†††	3,452	30,205
Bruin E&P Partnership Units*,†††	44,023	986
Total Energy		77,954

Consumer, Non-cyclical - 0.0%
Targus Group International Equity, Inc.*,†††,2	12,825	32,255
Cengage Learning Holdings II, Inc.*,††	2,107	25,284
Save-A-Lot*,††	17,185	7,167
Total Consumer, Non-cyclical		64,706

Consumer, Cyclical - 0.0%
Metro-Goldwyn-Mayer, Inc.††	7,040	31,328

Industrial - 0.0%
BP Holdco LLC*,†††,2	23,711	14,378
Vector Phoenix Holdings, LP*,†††	23,711	5,666
Total Industrial		20,044

Total Common Stocks
(Cost $4,021,255)		3,515,983

PREFERRED STOCKS†† - 2.2%
Financial - 2.2%
American Equity Investment Life Holding Co.
5.95%[3]	54,000	1,212,301
Arch Capital Group Ltd.
4.55%	55,000	1,031,800
Charles Schwab Corp.
4.00%*	1,325,000	973,323
Assurant, Inc.
5.25% due 01/15/61	30,000	638,400
Total Financial		3,855,823

Industrial - 0.0%
U.S. Shipping Corp.*,†††	14,718	—

Total Preferred Stocks
(Cost $5,175,000)		3,855,824

WARRANTS† - 0.0%
KKR Acquisition Holdings I Corp.
Expiring 12/31/27*,1	35,577	4,271
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26*,1	12,947	1,296
Colicity, Inc.
Expiring 12/31/27*,1	281	14
MSD Acquisition Corp.
Expiring 05/13/23*,1	143	12
RXR Acquisition Corp.
Expiring 03/08/26*,1	372	9
Ginkgo Bioworks Holdings, Inc.
Expiring 08/01/26*	4	3
SandRidge Energy, Inc.
Expiring 10/04/22*	505	—
Expiring 10/04/22*	212	—
Total Warrants
(Cost $92,427)		5,605

MONEY MARKET FUND† - 1.8%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 2.46%[4]	3,140,418	3,140,418
Total Money Market Fund
(Cost $3,140,418)		3,140,418

	Face Amount~
CORPORATE BONDS†† - 73.5%
Communications - 14.4%
McGraw-Hill Education, Inc.
5.75% due 08/01/28[5]	2,575,000	2,150,166
8.00% due 08/01/29[5]	1,525,000	1,251,987
Altice France S.A.
5.13% due 07/15/29[5]	1,450,000	1,083,309
5.50% due 10/15/29[5]	1,250,000	940,480
8.13% due 02/01/27[5]	900,000	804,375
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 05/01/32	1,850,000	1,410,939
4.25% due 01/15/34[5]	975,000	697,885
6.38% due 09/01/29[5]	275,000	252,477
Level 3 Financing, Inc.
3.63% due 01/15/29[5]	1,825,000	1,351,212
4.25% due 07/01/28[5]	1,150,000	897,012
CSC Holdings LLC
4.13% due 12/01/30[5]	1,150,000	859,280
4.63% due 12/01/30[5]	950,000	646,000
3.38% due 02/15/31[5]	850,000	599,250
Cengage Learning, Inc.
9.50% due 06/15/24[5]	1,739,000	1,630,313
VZ Secured Financing BV
5.00% due 01/15/32[5]	2,175,000	1,624,934
Vmed O2 UK Financing I plc
4.25% due 01/31/31[5]	1,125,000	852,401
4.75% due 07/15/31[5]	850,000	655,772

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
HIGH YIELD FUND

	Face Amount~		Value
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28		1,400,000	$1,214,178
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[5]		1,417,000	1,176,110
AMC Networks, Inc.
4.25% due 02/15/29		1,550,000	1,146,009
UPC Broadband Finco BV
4.88% due 07/15/31[5]		1,200,000	931,236
Sirius XM Radio, Inc.
4.13% due 07/01/30[5]		800,000	650,272
Cogent Communications Group, Inc.
7.00% due 06/15/27[5]		625,000	587,785
Virgin Media Secured Finance plc
4.50% due 08/15/30[5]		675,000	526,804
Match Group Holdings II LLC
4.63% due 06/01/28[5]		600,000	524,250
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.25% due 01/15/29[5]		450,000	353,475
Zayo Group Holdings, Inc.
4.00% due 03/01/27[5]		300,000	240,735
Total Communications			25,058,646

Consumer, Non-cyclical - 13.2%
Nielsen Finance LLC / Nielsen Finance Co.
4.75% due 07/15/31[5]		1,650,000	1,617,627
5.88% due 10/01/30[5]		1,000,000	995,865
CPI CG, Inc.
8.63% due 03/15/26[5]		2,572,000	2,390,828
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[5]		2,200,000	1,953,336
Rent-A-Center, Inc.
6.38% due 02/15/29[5,6]		2,281,000	1,779,180
Sabre GLBL, Inc.
7.38% due 09/01/25[5]		1,220,000	1,092,670
9.25% due 04/15/25[5]		250,000	239,353
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[5]		1,525,000	1,281,259
BCP V Modular Services Finance II plc
4.75% due 10/30/28[5]	EUR	1,486,000	1,165,148
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[5]		961,000	735,165
5.00% due 12/31/26[5]		350,000	307,142
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[5]		1,200,000	991,344
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[5]		956,000	955,962
Par Pharmaceutical, Inc.
7.50% due 04/01/27[5,7]		1,210,000	955,923
DaVita, Inc.
3.75% due 02/15/31[5]		1,225,000	872,812
ADT Security Corp.
4.13% due 08/01/29[5]		1,050,000	871,500
Bausch Health Companies, Inc.
4.88% due 06/01/28[5]		1,200,000	773,640
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[5,7]		950,000	749,931
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[5]		850,000	727,880
Medline Borrower, LP
5.25% due 10/01/29[5]		850,000	641,750
WW International, Inc.
4.50% due 04/15/29[5]		825,000	431,134
Lamb Weston Holdings, Inc.
4.13% due 01/31/30[5]		425,000	359,652
Albertsons Companies Incorporated / Safeway Inc / New Albertsons Limited Partnership / Albertsons LLC
5.88% due 02/15/28[5]		375,000	345,938
Nathan’s Famous, Inc.
6.63% due 11/01/25[5]		259,000	256,410
Tenet Healthcare Corp.
6.13% due 06/15/30[5]		275,000	251,900
Garden Spinco Corp.
8.63% due 07/20/30[5]		200,000	206,626
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
9.50% due 07/31/27[5,7]		171,000	24,795
CHS/Community Health Systems, Inc.
8.00% due 03/15/26[5]		25,000	21,645
Total Consumer, Non-cyclical			22,996,415

Financial - 10.9%
Hunt Companies, Inc.
5.25% due 04/15/29[5]		3,150,000	2,412,050
United Wholesale Mortgage LLC
5.50% due 04/15/29[5]		1,475,000	1,121,000
5.75% due 06/15/27[5]		1,300,000	1,030,123
Iron Mountain, Inc.
5.63% due 07/15/32[5]		1,275,000	1,020,000
4.88% due 09/15/29[5]		530,000	435,390
5.25% due 07/15/30[5]		475,000	393,048
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[5]		2,500,000	1,843,750
NFP Corp.
6.88% due 08/15/28[5]		2,250,000	1,755,000
OneMain Finance Corp.
3.88% due 09/15/28		1,225,000	901,919
4.00% due 09/15/30		750,000	526,282
HUB International Ltd.
5.63% due 12/01/29[5]		850,000	709,750
7.00% due 05/01/26[5]		575,000	545,339
Home Point Capital, Inc.
5.00% due 02/01/26[5]		1,275,000	798,469
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[5]		1,000,000	774,093

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
HIGH YIELD FUND

	Face Amount~	Value
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[5]	725,000	$525,519
4.00% due 10/15/33[5]	350,000	240,630
USI, Inc.
6.88% due 05/01/25[5]	775,000	744,993
SLM Corp.
3.13% due 11/02/26	900,000	744,993
Wilton Re Finance LLC
5.88% due 03/30/33[3,5]	650,000	638,113
Liberty Mutual Group, Inc.
4.30% due 02/01/61[5]	750,000	470,806
Kennedy-Wilson, Inc.
4.75% due 03/01/29	575,000	438,840
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[5]	450,000	417,397
Starwood Property Trust, Inc.
4.38% due 01/15/27[5]	425,000	362,306
Total Financial		18,849,810

Energy - 9.2%
NuStar Logistics, LP
5.63% due 04/28/27	1,585,000	1,382,010
6.38% due 10/01/30	850,000	727,316
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25	2,037,000	2,062,462
Parkland Corp.
4.50% due 10/01/29[5]	1,275,000	1,029,334
4.63% due 05/01/30[5]	1,100,000	891,743
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27	1,200,000	1,092,636
6.88% due 01/15/29	900,000	810,000
CVR Energy, Inc.
5.75% due 02/15/28[5]	1,725,000	1,473,479
5.25% due 02/15/25[5]	250,000	225,030
ITT Holdings LLC
6.50% due 08/01/29[5]	1,875,000	1,454,568
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
5.63% due 05/01/27[5]	1,250,000	1,131,250
EnLink Midstream LLC
6.50% due 09/01/30[5]	925,000	903,262
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	1,000,000	835,000
PDC Energy, Inc.
6.13% due 09/15/24	776,000	763,722
Holly Energy Partners Limited Partnership / Holly Energy Finance Corp.
6.38% due 04/15/27[5]	525,000	501,375
Southwestern Energy Co.
5.38% due 02/01/29	425,000	385,390
Kinetik Holdings, LP
5.88% due 06/15/30[5]	350,000	320,481
Total Energy		15,989,058

Industrial - 9.1%
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[5]	1,725,000	1,455,063
5.25% due 07/15/28[5]	675,000	557,904
Artera Services LLC
9.03% due 12/04/25[5]	2,350,000	1,891,750
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[5]	2,076,000	1,873,590
GrafTech Finance, Inc.
4.63% due 12/15/28[5]	2,500,000	1,868,750
Mauser Packaging Solutions Holding Co.
5.50% due 04/15/24[5]	1,050,000	997,500
8.50% due 04/15/24[5]	175,000	166,250
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[5]	1,325,000	1,021,040
Standard Industries, Inc.
5.00% due 02/15/27[5]	900,000	796,419
Masonite International Corp.
5.38% due 02/01/28[5]	850,000	751,850
Amsted Industries, Inc.
4.63% due 05/15/30[5]	900,000	744,930
Builders FirstSource, Inc.
6.38% due 06/15/32[5]	700,000	621,771
Arcosa, Inc.
4.38% due 04/15/29[5]	700,000	595,000
TransDigm, Inc.
6.25% due 03/15/26[5]	500,000	485,000
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
6.00% due 06/15/27[5]	500,000	470,852
Howmet Aerospace, Inc.
5.95% due 02/01/37	475,000	429,274
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[5]	425,000	407,039
Stericycle, Inc.
5.38% due 07/15/24[5]	375,000	360,499
Harsco Corp.
5.75% due 07/31/27[5]	500,000	312,394
Total Industrial		15,806,875

Basic Materials - 7.2%
Carpenter Technology Corp.
6.38% due 07/15/28	2,475,000	2,295,315
7.63% due 03/15/30	650,000	625,820
Minerals Technologies, Inc.
5.00% due 07/01/28[5]	1,547,000	1,346,397
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[5]	1,650,000	1,274,625
Clearwater Paper Corp.
4.75% due 08/15/28[5]	1,375,000	1,203,983

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
HIGH YIELD FUND

	Face Amount~		Value
Kaiser Aluminum Corp.
4.63% due 03/01/28[5]		790,000	$644,576
4.50% due 06/01/31[5]		725,000	530,512
EverArc Escrow SARL
5.00% due 10/30/29[5]		1,350,000	1,089,781
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[5]		900,000	747,000
Diamond BC BV
4.63% due 10/01/29[5]		1,050,000	730,611
Valvoline, Inc.
3.63% due 06/15/31[5]		600,000	441,893
4.25% due 02/15/30[5]		250,000	236,250
Ingevity Corp.
3.88% due 11/01/28[5]		675,000	558,080
Compass Minerals International, Inc.
6.75% due 12/01/27[5]		500,000	469,887
Yamana Gold, Inc.
4.63% due 12/15/27		256,000	233,034
Mirabela Nickel Ltd.
due 06/24/19[7,8]		278,115	13,906
Total Basic Materials			12,441,670

Consumer, Cyclical - 6.5%
Crocs, Inc.
4.25% due 03/15/29[5]		1,769,000	1,406,355
JB Poindexter & Company, Inc.
7.13% due 04/15/26[5]		1,225,000	1,133,125
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[5]		925,000	838,439
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[5]		950,000	837,891
Wolverine World Wide, Inc.
4.00% due 08/15/29[5]		1,000,000	762,860
Scotts Miracle-Gro Co.
4.38% due 02/01/32		1,050,000	746,760
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[5]		875,000	701,400
Newell Brands, Inc.
6.63% due 09/15/29		500,000	488,865
4.45% due 04/01/26		200,000	184,000
Tempur Sealy International, Inc.
3.88% due 10/15/31[5]		850,000	622,625
Wabash National Corp.
4.50% due 10/15/28[5]		675,000	523,263
Clarios Global, LP
6.75% due 05/15/25[5]		527,000	516,054
Asbury Automotive Group, Inc.
5.00% due 02/15/32[5]		550,000	423,533
Michaels Companies, Inc.
5.25% due 05/01/28[5]		600,000	421,188
Rite Aid Corp.
7.50% due 07/01/25[5]		519,000	394,866
Superior Plus, LP
4.25% due 05/18/28†††,5	CAD	550,000	346,548
Air Canada
3.88% due 08/15/26[5]		300,000	257,625
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[5]		215,000	214,909
Penn Entertainment, Inc.
4.13% due 07/01/29[5]		250,000	191,364
Allison Transmission, Inc.
4.75% due 10/01/27[5]		200,000	176,135
Total Consumer, Cyclical			11,187,805

Technology - 1.6%
Boxer Parent Company, Inc.
7.13% due 10/02/25[5]		1,025,000	1,004,577
AthenaHealth Group, Inc.
6.50% due 02/15/30[5]		1,075,000	849,863
Central Parent Incorporated / CDK Global Inc
7.25% due 06/15/29[5]		700,000	665,486
Open Text Holdings, Inc.
4.13% due 12/01/31[5]		400,000	301,247
Total Technology			2,821,173

Utilities - 1.4%
Terraform Global Operating LLC
6.13% due 03/01/26[5]		2,630,000	2,465,625
Basic Energy Services, Inc.
due 10/15/23†††,7		1,175,000	32,312
Total Utilities			2,497,937

Total Corporate Bonds
(Cost $155,267,178)			127,649,389

SENIOR FLOATING RATE INTERESTS††,◊ - 19.8%
Consumer, Cyclical - 5.5%
PetSmart LLC
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28		1,336,500	1,261,883
First Brands Group LLC
7.94% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 03/30/27		1,029,548	987,336
NES Global Talent
8.31% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23		861,822	823,040
American Tire Distributors, Inc.
9.03% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.00%) due 10/20/28		870,625	807,818
Alexander Mann
7.19% (3 Month GBP SONIA + 5.00%, Rate Floor: 5.00%) due 06/16/25	GBP	749,100	794,717
Congruex Group LLC
8.48% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 05/03/29†††		723,188	701,492
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
7.62% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25		750,976	627,065

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
HIGH YIELD FUND

	Face Amount~	Value
FR Refuel LLC
8.42% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 11/08/28†††	597,350	$570,469
Holding SOCOTEC
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 06/30/28	603,900	558,608
Galaxy US Opco, Inc.
7.78% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 04/30/29†††	550,000	515,625
Accuride Corp.
8.92% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	581,041	497,034
Sweetwater Sound
7.38% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 08/07/28†††	325,000	295,750
Flutter Financing B.V.
due 07/24/28	300,000	292,452
WW International, Inc.
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 04/13/28	401,625	279,382
BCPE Empire Holdings, Inc.
7.76% (1 Month Term SOFR + 4.63%, Rate Floor: 4.63%) due 06/11/26	273,625	260,628
Pacific Bells LLC
8.31% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28	248,760	231,347
Total Consumer, Cyclical		9,504,646

Industrial - 4.6%
Arcline FM Holdings LLC
7.00% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 06/23/28†††	1,509,750	1,396,519
Dispatch Terra Acquisition LLC
7.92% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28†††	1,185,619	1,055,201
Pelican Products, Inc.
8.16% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 12/29/28	895,489	814,895
Pro Mach Group, Inc.
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/31/28	744,584	708,554
LTI Holdings, Inc.
7.62% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 07/24/26	747,188	700,488
Aegion Corp.
7.87% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 05/17/28†††	692,999	632,362
Michael Baker International LLC
8.12% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 12/01/28†††	595,500	577,635
PECF USS Intermediate Holding III Corp.
7.37% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 12/15/28	546,374	464,871
ASP Dream Acquisiton Co. LLC
7.38% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/15/28	399,000	381,045
YAK MAT (YAK ACCESS LLC)
13.64% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26†††	1,025,000	307,500
Osmose Utility Services, Inc.
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 06/23/28	320,191	292,975
STS Operating, Inc. (SunSource)
7.37% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	295,656	281,488
US Farathane LLC
7.92% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/23/24	271,333	236,060
Sundyne (Star US Bidco)
7.37% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/17/27	198,979	187,786
Total Industrial		8,037,379

Consumer, Non-cyclical - 4.2%
SCP Eye Care Services LLC
7.62% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 03/16/28†††	1,075,781	1,070,402
7.32% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 03/16/28†††	188,352	186,469
HAH Group Holding Co. LLC
8.71% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/29/27	1,305,488	1,240,214
Blue Ribbon LLC
8.56% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	1,097,310	934,085
Quirch Foods Holdings LLC
7.93% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 10/27/27†††	957,938	894,474
Gibson Brands, Inc.
7.94% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 08/11/28†††	863,475	673,510
Women’s Care Holdings, Inc.
7.87% (6 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/17/28	666,563	621,016
Moran Foods LLC
14.42% (3 Month USD LIBOR + 10.75%, Rate Floor: 11.75%) due 10/01/24	407,847	281,414
10.67% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 04/01/24	311,449	263,695
1.00% (3 Month USD LIBOR - Rate Floor: 1.00%) due 04/01/24	40,545	34,328
Confluent Health LLC
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 11/30/28†††	433,341	379,173
Kronos Acquisition Holdings, Inc.
8.94% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 12/22/26	297,750	282,118
Florida Food Products LLC
8.12% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 10/18/28†††	223,875	204,846

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
HIGH YIELD FUND

	Face Amount~		Value
TGP Holdings LLC
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 06/29/28		228,453	$178,909
Total Consumer, Non-cyclical			7,244,653

Technology - 2.5%
Datix Bidco Ltd.
6.19% (6 Month GBP LIBOR + 4.50%, Rate Floor: 5.19%) due 04/28/25†††	GBP	1,300,000	1,415,313
8.44% (6 Month GBP SONIA + 7.75%, Rate Floor: 8.44%) due 04/27/26†††	GBP	650,000	710,995
Taxware Holdings (Sovos Compliance LLC)
7.62% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 08/11/28		745,203	709,061
Apttus Corp.
7.12% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/08/28†††		618,750	566,156
Atlas CC Acquisition Corp.
7.32% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28		567,813	496,552
24-7 Intouch, Inc.
7.87% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25		268,601	255,171
Park Place Technologies, LLC
8.13% (1 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 11/10/27		168,967	159,956
Total Technology			4,313,204

Financial - 1.7%
Franchise Group, Inc.
7.56% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26		938,947	874,789
Claros Mortgage Trust, Inc.
7.25% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/10/26		910,123	871,442
Avison Young (Canada), Inc.
8.90% (1 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 01/31/26		529,375	489,672
Eisner Advisory Group
8.40% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 07/28/28†††		445,502	420,999
Teneo Holdings LLC
8.38% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 07/11/25		322,899	304,064
Total Financial			2,960,966

Basic Materials - 0.8%
Ascend Performance Materials Operations LLC
8.42% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 08/27/26		643,398	628,761
NIC Acquisition Corp.
7.42% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27		740,730	574,681
DCG Acquisition Corp.
7.62% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 09/30/26		248,737	231,532
Total Basic Materials			1,434,974

Communications - 0.3%
Cengage Learning Acquisitions, Inc.
7.81% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 07/14/26		618,750	558,713

Utilities - 0.1%
TerraForm Power Operating LLC
6.40% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 05/21/29		249,375	246,258

Energy - 0.1%
Permian Production Partners LLC
11.12% (1 Month USD LIBOR + 6.00%, Rate Floor: 9.12%) (in-kind rate was 2.00%) due 11/24/25†††,9		114,588	114,301
Total Senior Floating Rate Interests
(Cost $37,957,421)			34,415,094

ASSET-BACKED SECURITIES†† - 0.6%
Collateralized Loan Obligations - 0.4%
WhiteHorse X Ltd.
2015-10A E, 8.04% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27◊,5		753,632	696,341

Infrastructure - 0.2%
Hotwire Funding LLC
2021-1, 4.46% due 11/20/51[5]		400,000	326,274
Total Asset-Backed Securities
(Cost $1,069,128)			1,022,615

Total Investments - 99.9%
(Cost $206,722,827)			$173,604,928
Other Assets & Liabilities, net - 0.1%			106,513
Total Net Assets - 100.0%			$173,711,441

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation
Morgan Stanley Capital Services LLC	GBP	Sell	2,692,000	3,102,912 USD	10/17/22	$95,688
Bank of America, N.A.	EUR	Sell	1,269,000	1,270,891 USD	10/17/22	25,982
Morgan Stanley Capital Services LLC	CAD	Sell	490,000	372,775 USD	10/17/22	17,909
JPMorgan Chase Bank, N.A.	EUR	Buy	49,000	48,031 USD	10/17/22	39
						$139,618

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
HIGH YIELD FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at September 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Special Purpose Acquisition Company (SPAC).
[2]	Affiliated issuer.
[3]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[4]	Rate indicated is the 7-day yield as of September 30, 2022.
[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $109,181,022 (cost $132,235,530), or 62.9% of total net assets.

[6]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At September 30, 2022, the total market value of segregated or earmarked securities was $1,779,180— See Note 6.

[7]	Security is in default of interest and/or principal obligations.
[8]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $13,906 (cost $252,369), or less than 0.01% of total net assets — See Note 10.

[9]	Payment-in-kind security.
CAD — Canadian Dollar
EUR — Euro
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$2,628,661	$757,069	$130,253		$3,515,983
Preferred Stocks	—	3,855,824	—	*	3,855,824
Warrants	5,605	—	—		5,605
Money Market Fund	3,140,418	—	—		3,140,418
Corporate Bonds	—	127,270,529	378,860		127,649,389
Senior Floating Rate Interests	—	21,725,903	12,689,191		34,415,094
Asset-Backed Securities	—	1,022,615	—		1,022,615
Forward Foreign Currency Exchange Contracts**	—	139,618	—		139,618
Total Assets	$5,774,684	$154,771,558	$13,198,304		$173,744,546

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Unfunded Loan Commitments (Note 9)	$—	$—	$12,748	$12,748

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
HIGH YIELD FUND

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $1,608,982 are categorized as Level 2 within the disclosure hierarchy — See Note 6.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2022	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$129,267	Enterprise Value	Valuation Multiple	2.6x-12.3x	4.2x
Common Stocks	986	Model Price	Liquidation Value	—	—
Corporate Bonds	378,860	Third Party Pricing	Vendor Price	—	—
Senior Floating Rate Interests	9,507,682	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	1,055,201	Third Party Pricing	Vendor Price	—	—
Senior Floating Rate Interests	2,126,308	Yield Analysis	Yield	9.3%-12.2%	10.3%
Total Assets	$13,198,304
Liabilities:
Unfunded Loan Commitments	$12,748	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2022, the Fund had securities with a total value of $4,668,584 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $410,165 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2022:

	Assets				Liabilities
	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$539,206	$8,849,956	$237,484	$9,626,646	$(622)
Purchases/(Receipts)	—	6,731,238	—	6,731,238	(4,832)
(Sales, maturities and paydowns)/Fundings	(3,146)	(6,388,281)	(686)	(6,392,113)	1,799
Amortization of premiums/discounts	(6,095)	113,246	—	107,151	(36)
Total realized gains (losses) included in earnings	(46,376)	(4,150)	(5,480)	(56,006)	416
Total change in unrealized appreciation (depreciation) included in earnings	(104,729)	(878,404)	(93,898)	(1,077,031)	(9,473)
Transfers into Level 3	—	4,668,584	—	4,668,584	—
Transfers out of Level 3	—	(402,998)	(7,167)	(410,165)	—
Ending Balance	$378,860	$12,689,191	$130,253	$13,198,304	$(12,748)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2022	$(104,729)	$(755,016)	$(18,782)	$(878,527)	$(7,998)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2022
HIGH YIELD FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22
Common Stocks
BP Holdco LLC*	$16,716	$—	$—	$—	$(2,338)	$14,378	23,711
Targus Group International Equity, Inc.*	31,234	—	—	—	1,021	32,255	12,825
	$47,950	$—	$—	$—	$(1,317)	$46,633

*	Non-income producing security.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $206,710,098)	$173,558,295
Investments in affiliated issuers, at value (cost $12,729)	46,633
Foreign currency, at value (cost 14,132)	14,114
Cash	81,294
Unrealized appreciation on forward foreign currency exchange contracts	139,618
Prepaid expenses	45,803
Receivables:
Interest	2,518,952
Securities sold	661,251
Fund shares sold	140,178
Dividends	9,844
Total assets	177,215,982

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $4,750)	12,748
Reverse repurchase agreements (Note 6)	1,608,982
Segregated cash due to broker	178,281
Payable for:
Securities purchased	804,916
Fund shares redeemed	557,239
Distributions to shareholders	80,672
Management fees	72,429
Transfer agent/maintenance fees	48,811
Distribution and service fees	18,792
Fund accounting/administration fees	5,596
Trustees’ fees*	4,230
Miscellaneous	111,845
Total liabilities	3,504,541
Net assets	$173,711,441

Net assets consist of:
Paid in capital	$234,369,450
Total distributable earnings (loss)	(60,658,009)
Net assets	$173,711,441

A-Class:
Net assets	$43,822,448
Capital shares outstanding	4,794,458
Net asset value per share	$9.14
Maximum offering price per share (Net asset value divided by 96.00%)	$9.52

C-Class:
Net assets	$9,914,792
Capital shares outstanding	1,075,657
Net asset value per share	$9.22

P-Class:
Net assets	$4,425,690
Capital shares outstanding	484,017
Net asset value per share	$9.14

Institutional Class:
Net assets	$113,643,625
Capital shares outstanding	15,262,200
Net asset value per share	$7.45

R6-Class:
Net assets	$1,904,886
Capital shares outstanding	208,806
Net asset value per share	$9.12

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

HIGH YIELD FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers	$1,481,817
Interest from securities of unaffiliated issuers	15,352,673
Total investment income	16,834,490

Expenses:
Management fees	1,603,619
Distribution and service fees:
A-Class	126,331
C-Class	129,515
P-Class	12,232
Transfer agent/maintenance fees:
A-Class	32,882
C-Class	17,386
P-Class	8,911
Institutional Class	181,193
R6-Class	695
Fund accounting/administration fees	171,200
Professional fees	143,914
Line of credit fees	18,543
Trustees’ fees*	16,550
Custodian fees	13,047
Interest expense	2,929
Miscellaneous	156,092
Recoupment of previously waived fees:
A-Class	6,990
C-Class	589
P-Class	1,774
Institutional Class	24,291
Total expenses	2,668,683
Less:
Expenses reimbursed by Adviser:
A-Class	(18,658)
C-Class	(5,435)
P-Class	(6,102)
Institutional Class	(92,970)
R6-Class	(283)
Expenses waived by Adviser	(1,670)
Earnings credits applied	(165)
Total waived/reimbursed expenses	(125,283)
Net expenses	2,543,400
Net investment income	14,291,090

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(4,878,494)
Swap agreements	243,774
Forward foreign currency exchange contracts	1,046,568
Foreign currency transactions	(39,340)
Net realized loss	(3,627,492)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(41,467,822)
Investments in affiliated issuers	(1,317)
Forward foreign currency exchange contracts	24,969
Foreign currency translations	(3,895)
Net change in unrealized appreciation (depreciation)	(41,448,065)
Net realized and unrealized loss	(45,075,557)
Net decrease in net assets resulting from operations	$(30,784,467)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$14,291,090	$18,058,114
Net realized gain (loss) on investments	(3,627,492)	6,250,945
Net change in unrealized appreciation (depreciation) on investments	(41,448,065)	16,483,574
Net increase (decrease) in net assets resulting from operations	(30,784,467)	40,792,633

Distributions to shareholders:
A-Class	(2,597,694)	(2,500,210)
C-Class	(553,044)	(610,646)
P-Class	(247,398)	(256,302)
Institutional Class	(7,588,631)	(8,497,760)
R6-Class	(2,498,200)	(6,056,356)
Return of capital
A-Class	(89,963)	(149,239)
C-Class	(19,153)	(35,772)
P-Class	(8,568)	(14,856)
Institutional Class	(262,809)	(510,774)
R6-Class	(86,517)	(359,597)
Total distributions to shareholders	(13,951,977)	(18,991,512)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,952,402	7,498,237
C-Class	657,102	3,471,056
P-Class	1,402,958	1,790,815
Institutional Class	43,343,283	50,818,387
R6-Class	2,433,069	8,946,340
Redemption fees collected
A-Class	751	1,117
C-Class	195	327
P-Class	73	114
Institutional Class	2,141	3,665
R6-Class	796	2,525
Distributions reinvested
A-Class	2,442,802	2,386,801
C-Class	555,783	607,096
P-Class	255,966	271,158
Institutional Class	6,418,053	6,378,870
R6-Class	2,584,717	6,415,953
Cost of shares redeemed
A-Class	(11,072,154)	(11,470,510)
C-Class	(5,286,119)	(5,211,217)
P-Class	(2,043,886)	(2,577,681)
Institutional Class	(78,495,447)	(71,490,812)
R6-Class	(122,325,066)	(22,971,558)
Net decrease from capital share transactions	(153,172,581)	(25,129,317)
Net decrease in net assets	(197,909,025)	(3,328,196)

Net assets:
Beginning of year	371,620,466	374,948,662
End of year	$173,711,441	$371,620,466

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2022	Year Ended September 30, 2021
Capital share activity:
Shares sold
A-Class	579,055	692,089
C-Class	62,888	317,074
P-Class	143,033	167,163
Institutional Class	5,262,893	5,775,858
R6-Class	225,179	826,869
Shares issued from reinvestment of distributions
A-Class	242,943	220,568
C-Class	54,648	55,629
P-Class	25,590	25,050
Institutional Class	780,797	723,143
R6-Class	242,535	593,662
Shares redeemed
A-Class	(1,087,791)	(1,059,043)
C-Class	(509,028)	(477,190)
P-Class	(199,930)	(239,351)
Institutional Class	(9,508,654)	(8,088,067)
R6-Class	(11,811,894)	(2,130,982)
Net decrease in shares	(15,497,736)	(2,597,528)

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$10.98	$10.37	$10.90	$11.04	$11.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.49	.57	.64	.68
Net gain (loss) on investments (realized and unrealized)	(1.86)	.63	(.50)	(.12)	(.46)
Total from investment operations	(1.30)	1.12	.07	.52	.22
Less distributions from:
Net investment income	(.52)	(.48)	(.60)	(.66)	(.68)
Return of capital	(.02)	(.03)	—	—	—
Total distributions	(.54)	(.51)	(.60)	(.66)	(.68)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$9.14	$10.98	$10.37	$10.90	$11.04

Total Return[c]	(12.10%)	11.02%	0.84%	4.99%	2.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,822	$55,550	$53,997	$67,916	$75,028
Ratios to average net assets:
Net investment income (loss)	5.46%	4.51%	5.44%	5.94%	6.05%
Total expenses[d]	1.14%	1.07%	1.21%	1.27%	1.35%
Net expenses[e,f,g]	1.10%	1.05%	1.20%	1.26%	1.33%
Portfolio turnover rate	42%	86%	81%	61%	61%

C-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$11.07	$10.46	$10.99	$11.14	$11.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.47	.40	.49	.56	.60
Net gain (loss) on investments (realized and unrealized)	(1.85)	.64	(.49)	(.12)	(.46)
Total from investment operations	(1.38)	1.04	—	.44	.14
Less distributions from:
Net investment income	(.45)	(.43)	(.53)	(.59)	(.60)
Return of capital	(.02)	(.03)	—	—	—
Total distributions	(.47)	(.43)	(.53)	(.59)	(.60)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$9.22	$11.07	$10.46	$10.99	$11.14

Total Return[c]	(12.76%)	10.04%	0.09%	4.12%	1.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,915	$16,242	$16,437	$21,935	$22,350
Ratios to average net assets:
Net investment income (loss)	4.55%	3.67%	4.68%	5.17%	5.31%
Total expenses[d]	1.94%	1.91%	2.00%	2.03%	2.11%
Net expenses[e,f,g]	1.90%	1.89%	1.99%	2.02%	2.09%
Portfolio turnover rate	42%	86%	81%	61%	61%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$10.98	$10.38	$10.91	$11.05	$11.51
Income (loss) from investment operations:
Net investment income (loss)[a]	.55	.48	.57	.64	.68
Net gain (loss) on investments (realized and unrealized)	(1.85)	.62	(.50)	(.12)	(.46)
Total from investment operations	(1.30)	1.10	.07	.52	.22
Less distributions from:
Net investment income	(.52)	(.47)	(.60)	(.66)	(.68)
Return of capital	(.02)	(.03)	—	—	—
Total distributions	(.54)	(.50)	(.60)	(.66)	(.68)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$9.14	$10.98	$10.38	$10.91	$11.05

Total Return	(12.13%)	10.80%	0.80%	4.98%	1.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,426	$5,660	$5,837	$8,170	$12,124
Ratios to average net assets:
Net investment income (loss)	5.37%	4.40%	5.42%	5.93%	6.00%
Total expenses[d]	1.28%	1.20%	1.26%	1.30%	1.45%
Net expenses[e,f,g]	1.15%	1.16%	1.25%	1.28%	1.39%
Portfolio turnover rate	42%	86%	81%	61%	61%

Institutional Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$8.94	$8.45	$8.88	$9.01	$9.38
Income (loss) from investment operations:
Net investment income (loss)[a]	.47	.41	.48	.54	.58
Net gain (loss) on investments (realized and unrealized)	(1.50)	.51	(.39)	(.10)	(.38)
Total from investment operations	(1.03)	.92	.09	.44	.20
Less distributions from:
Net investment income	(.44)	(.40)	(.52)	(.57)	(.57)
Return of capital	(.02)	(.03)	—	—	—
Total distributions	(.46)	(.43)	(.52)	(.57)	(.57)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$7.45	$8.94	$8.45	$8.88	$9.01

Total Return	(11.80%)	11.14%	1.14%	5.15%	2.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$113,644	$167,486	$171,641	$180,442	$125,945
Ratios to average net assets:
Net investment income (loss)	5.63%	4.71%	5.67%	6.17%	6.28%
Total expenses[d]	0.95%	0.88%	0.98%	0.99%	1.14%
Net expenses[e,f,g]	0.88%	0.85%	0.96%	0.97%	1.11%
Portfolio turnover rate	42%	86%	81%	61%	61%

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$10.97	$10.36	$10.89	$11.03	$11.49
Income (loss) from investment operations:
Net investment income (loss)[a]	.50	.52	.60	.68	.72
Net gain (loss) on investments (realized and unrealized)	(1.77)	.63	(.49)	(.12)	(.46)
Total from investment operations	(1.27)	1.15	.11	.56	.26
Less distributions from:
Net investment income	(.56)	(.51)	(.64)	(.70)	(.72)
Return of capital	(.02)	(.03)	—	—	—
Total distributions	(.58)	(.54)	(.64)	(.70)	(.72)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$9.12	$10.97	$10.36	$10.89	$11.03

Total Return	(11.91%)	11.35%	1.19%	5.39%	2.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,905	$126,683	$127,037	$151,558	$190,421
Ratios to average net assets:
Net investment income (loss)	4.70%	4.80%	5.79%	6.31%	6.41%
Total expenses[d]	0.75%	0.77%	0.85%	0.89%	1.00%
Net expenses[e,f,g]	0.75%	0.76%	0.85%	0.88%	1.00%
Portfolio turnover rate	42%	86%	81%	61%	61%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Redemption fees collected are less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	0.01%	0.00%*	0.05%	0.05%	—
C-Class	0.00%*	0.01%	0.04%	0.05%	—
P-Class	0.04%	0.04%	0.02%	0.01%	0.03%
Institutional Class	0.02%	0.01%	0.02%	0.02%	0.04%
R6-Class	—	—	0.00%*	0.00%*	—

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	1.09%	1.03%	1.12%	1.15%	1.10%
C-Class	1.89%	1.87%	1.90%	1.91%	1.86%
P-Class	1.14%	1.14%	1.16%	1.16%	1.16%
Institutional Class	0.87%	0.83%	0.87%	0.88%	0.88%
R6-Class	0.75%	0.74%	0.77%	0.77%	0.77%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2022

To Our Shareholders

Security Investors, LLC (“SI”) serves as the investment adviser to Guggenheim Core Bond Fund (“Fund”). Guggenheim Partners Advisors, LLC, an affiliate of GPIM, serves as the Fund’s sub-adviser (“GPA” or the “Sub-Adviser”). The Fund is managed by a team of seasoned professionals at SI and GPA. This team includes B. Scott Minerd, Chairman of Guggenheim Investments, Chief Investment Officer of GPA, and Global Chief Investment Officer and Managing Partner of Guggenheim Partners, LLC; Anne B. Walsh, CFA, JD, Chief Investment Officer, Fixed Income, Portfolio Manager, and Managing Partner of SI; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, Senior Managing Director and Portfolio Manager of SI; and Adam J. Bloch, Managing Director and Portfolio Manager of SI. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund returned -17.30%1, underperforming the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -14.60% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Fund ended the Reporting Period down -17.30% while the benchmark finished down -14.60%. The dramatic rise in interest rates drove the majority of absolute performance, detracting roughly -13.8% from the Fund’s performance over the twelve month period. The Fund’s performance from duration did however outperform the Benchmark on a relative basis, largely as a result of the Fund’s curve positioning over the period. The Fund’s bear flattener bias benefitted performance as the rise in front end yields outpaced that of longer maturity yields. Bear flattening refers to the yield curve for bonds in which short-term interest rates rise more rapidly than long-term interest rates. The performance effect from the widening in credit spreads was negative on both an absolute and relative basis given the Fund’s overweight credit allocation versus the Benchmark. Over the Reporting Period, we saw spreads in Investment Grade Corporates, High Yield Corporates, and AAA-rated collateralized loan obligations (“CLOs”) widen by 75 basis points, 263 basis points, and 102 basis points, respectively. Carry positively contributed about 3.5% on an absolute basis and 1.2% on a relative basis to performance. Carry refers to the excess return accruing to higher yielding securities over lower yielding securities, assuming prices remain constant.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, the Fund used interest rate swaps, options and forwards to help manage duration positioning and foreign exchange risk. Over the Reporting Period, interest rate swaps and interest rate curve caps detracted from performance while performance from swaptions was immaterial. Options on equities which functioned as hedges to the Fund’s credit positioning contributed to performance. In addition, the Fund hedged non-USD exposure with foreign-exchange derivatives, which had a positive impact on performance over the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

At 37% of net asset value (“NAV”), securitized credit continues to be a significant and growing asset class allocation within the Fund. As tail risks have risen across the market, we have increased our allocation to high grade pockets of securitized credit, picking credit quality and structural protection at attractive spreads versus comparably rated corporate credit. We believe a unique opportunity has emerged in securitized credit in that investors are now able to source investments at steep dollar price discounts given both the rise in interest rates and widening in credit spreads that have occurred year-to-date. We believe this dynamic presents a compelling total return opportunity as investors are now able to capture not only the traditional yield advantage offered by the sector in the form of higher coupons relative to similarly rated corporates, but also an accretion to par should rates fall or spreads tighten. In more normal market environments, the value proposition of much of securitized credit is typically limited to a carry advantage (i.e., the offered coupon) given the room for price appreciation above par ($100) is limited due to call structures. To this end, our buying efforts have been concentrated in the secondary market in subsectors like AA-rated CLOs which as of the end of the Reporting Period traded around $94.98 // +273dm (using Palmer Square CLO Index as a proxy). In primary markets, we are finding opportunities in the Non-Agency residential mortgage backed securities (“RMBS”) sector in senior tranches of Non-Qualified Mortgage deals, which price at dollar price discounts and offer yields and spreads comparable to BB-rated corporate credit.

Corporate credit totaled approximately 45% of the Fund’s NAV with roughly 29% Investment Grade rated and 16% High Yield. While fundamental credit metrics, such as leverage and interest coverage, generally still show improving or healthy trends across sectors we expect them to start gradually deteriorating over the next several quarters and for default rates to pick up. However, all spread asset classes have already materially re-priced lower this year due to tighter financial conditions. Credit spread valuations are broadly in their 70th – 80th widest percentiles versus long term historical ranges and absolute yields are at the highest levels since 2009. At current valuations the long-term value across credit assets is compelling although we expect volatility to remain elevated in the near-term. The Fund has taken advantage of dislocations across corporate

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2022

credit by purchasing high credit quality investment grade corporates at attractive absolute yields, while simultaneously trimming lower grade categories, like leveraged loans, that have performed well on a relative basis this year and have greater risks going into a potential economic slowdown.

We continued to add duration incrementally throughout the quarter as rates continued to climb and hawkish rhetoric intensified. Duration adds were made via two main tools: i) adding duration at the long end of the yield curve using Treasury Strips and ii) an increased allocation to Agency Mortgage-Backed Securities (“MBS”). As the Federal Reserve continues to emphasize its commitment to combatting inflation, we feel the long end of the yield curve should benefit through some combination of lower inflation expectations and lower growth expectations. The Agency MBS allocation was viewed as an efficient means to add duration via a highly liquid asset class while picking yield to Treasuries, upgraded the credit quality of the Fund, and monetized the elevated level of rate volatility. As of end of the Reporting Period, the Fund had 7.4 years of duration and the benchmark had 6.7 years of duration.

Though we expect to see continued volatility as markets grapple with the rapid tightening of financial conditions, at current valuations we see return distributions for fixed income skewed to the upside over the next year. With investment grade rated debt now yielding close to 6% and the Fund’s gross yield at 7.0%, we believe the carry profile alone for such opportunities provides a significantly higher buffer to performance volatility from rates and spreads. Importantly, we believe examples of market distress and falling inflation expectations are signaling we are nearing a ceiling for interest rates and potentially some moderation in rate volatility, all of which would prove to be massive tailwinds to fixed income valuations.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

CORE BOND FUND

OBJECTIVE: Seeks to provide current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	33.1%
AA	9.9%
A	19.1%
BBB	26.8%
BB	2.2%
B	0.8%
CCC	0.0%*
CC	0.1%
C	0.1%
NR2	1.1%
Other Instruments	6.8%
Total Investments	100.0%

Inception Dates:
A-Class	August 15, 1985
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	January 29, 2013

Ten Largest Holdings (% of Total Net Assets)
Uniform MBS 30 Year	6.1%
U.S. Treasury Notes, 2.75%	5.6%
U.S. Treasury Notes, 2.63%	1.2%
U.S. Treasury Bonds, 3.00%	1.1%
Cerberus Loan Funding XXX, LP, 4.36%	1.0%
Woodmont Trust, 4.41%	0.9%
U.S. Treasury Bonds due 02/15/52	0.8%
U.S. Treasury Bonds due 02/15/46	0.7%
U.S. Treasury Bonds, 2.88%	0.7%
Mileage Plus Holdings LLC, 8.78%	0.6%
Top Ten Total	18.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.
*	Less than 0.01%.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(17.30%)	0.05%	2.35%
A-Class Shares with sales charge‡	(20.63%)	(0.76%)	1.86%
C-Class Shares	(17.90%)	(0.69%)	1.60%
C-Class Shares with CDSC§	(18.70%)	(0.69%)	1.60%
Bloomberg U.S. Aggregate Bond Index	(14.60%)	(0.27%)	0.89%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	(17.30%)	0.04%	1.32%
Bloomberg U.S. Aggregate Bond Index	(14.60%)	(0.27%)	0.54%

	1 Year	5 Year	Since Inception (01/29/13)
Institutional Class Shares	(17.09%)	0.33%	2.50%
Bloomberg U.S. Aggregate Bond Index	(14.60%)	(0.27%)	0.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only: performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

‡

Effective October 1, 2015, the maximum sales charge decreased fom 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculated performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS	September 30, 2022
CORE BOND FUND

	Shares	Value
COMMON STOCKS† - 0.5%

Financial - 0.5%
KKR Acquisition Holdings I Corp. — Class A*,1	299,316	$2,945,269
RXR Acquisition Corp. — Class A*,1	72,327	711,698
TPG Pace Beneficial II Corp.*,1	64,278	628,633
MSD Acquisition Corp. — Class A*,1	46,697	462,300
AfterNext HealthTech Acquisition Corp. — Class A*,1	38,300	374,191
Conyers Park III Acquisition Corp. — Class A*,1	35,600	346,032
Waverley Capital Acquisition Corp. 1 — Class A*,††,1	28,200	275,514
Colicity, Inc. — Class A*,1	25,295	248,903
Acropolis Infrastructure Acquisition Corp. — Class A*,1	24,900	241,655
Blue Whale Acquisition Corp. I — Class A*,1	20,700	200,583
Pershing Square Tontine Holdings Ltd. — Class A*,†††,1	622,890	62
Total Financial		6,434,840

Communications - 0.0%
Figs, Inc. — Class A*	12,590	103,867
Vacasa, Inc. — Class A*	31,926	98,013
Total Communications		201,880

Industrial - 0.0%
Constar International Holdings LLC*,†††	68	—

Total Common Stocks
(Cost $6,996,308)		6,636,720

PREFERRED STOCKS†† - 5.1%
Financial - 5.1%
Wells Fargo & Co.
4.38%	210,000	3,641,400
3.90%*	3,250,000	2,748,281
4.70%	148,000	2,742,440
First Republic Bank
4.25%	372,000	6,632,760
4.13%	53,200	915,040
Charles Schwab Corp.
4.00%*	8,500,000	6,243,957
Bank of America Corp.
4.13%	148,000	2,548,560
4.38%	106,000	1,937,680
6.13%*	1,650,000	1,559,250
W R Berkley Corp.
4.13%	282,142	4,937,485
4.25%	11,828	200,958
Markel Corp.
6.00%*	5,210,000	5,056,734
Bank of New York Mellon Corp.
3.75%*	3,900,000	3,012,750
4.70%*	1,060,000	1,014,950
JPMorgan Chase & Co.
3.65%*	2,350,000	1,903,058
4.63%	76,000	1,480,480
MetLife, Inc.
3.85%*	3,520,000	3,148,974
Globe Life, Inc.
4.25%	159,450	2,745,729
Public Storage
4.63%	104,783	2,111,377
4.13%	22,087	403,088
Arch Capital Group Ltd.
4.55%	102,000	1,913,520
American Financial Group, Inc.
4.50%	77,955	1,542,729
PartnerRe Ltd.
4.88%	78,457	1,478,130
RenaissanceRe Holdings Ltd.
4.20%	82,000	1,446,480
Kuvare US Holdings, Inc.
7.00%*,3	1,000,000	1,007,500
CNO Financial Group, Inc.
5.13%	48,000	941,760
Assurant, Inc.
5.25%	38,000	808,640
Depository Trust & Clearing Corp.
3.38%*,3	1,000,000	759,501
Total Financial		64,883,211

Industrial - 0.0%
Constar International Holdings LLC
*,†††	7	—

Total Preferred Stocks
(Cost $84,401,427)		64,883,211

WARRANTS† - 0.0%
KKR Acquisition Holdings I Corp.
Expiring 12/31/27*,1	74,828	8,979
Ginkgo Bioworks Holdings, Inc.
Expiring 08/01/26*	6,510	4,687
AfterNext HealthTech Acquisition Corp.
Expiring 07/09/23*,1	12,766	2,043
Conyers Park III Acquisition Corp.
Expiring 08/12/28*	11,866	1,694
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26*,1	8,300	831
MSD Acquisition Corp.
Expiring 05/13/23*,1	9,339	798
Blue Whale Acquisition Corp.
Expiring 07/09/23*,1	5,174	772
Waverley Capital Acquisition Corp.
Expiring 04/30/27*,1	9,400	420
RXR Acquisition Corp.
Expiring 03/08/26*,1	14,463	363
Colicity, Inc.
Expiring 12/31/27*,1	5,057	243

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
CORE BOND FUND

	Shares	Value
Pershing Square Tontine Holdings Ltd.
Expiring 07/24/25*,†††,1	69,210	$7
Total Warrants
(Cost $161,257)		20,837

CLOSED-END FUNDS† - 0.2%
BlackRock MuniHoldings California Quality Fund, Inc.	222,200	2,386,428
Total Closed-End Funds
(Cost $3,273,254)		2,386,428

MONEY MARKET FUNDs† - 1.0%
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 2.15%[4]	12,986,886	12,986,886
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 2.46%[4]	245,186	245,186
Total Money Market Funds
(Cost $13,232,072)		13,232,072

	Face Amount~
CORPORATE BONDS†† - 36.7%
Financial - 16.5%
Pershing Square Holdings Ltd.
3.25% due 10/01/31	6,200,000	4,641,506
3.25% due 11/15/30[3]	4,500,000	3,473,820
JPMorgan Chase & Co.
3.11% due 04/22/41[2]	3,530,000	2,445,544
2.52% due 04/22/31[2]	2,210,000	1,746,919
2.96% due 05/13/31[2]	1,870,000	1,481,220
4.49% due 03/24/31[2]	1,600,000	1,455,428
Nippon Life Insurance Co.
2.75% due 01/21/51[2,3]	8,150,000	6,351,233
Macquarie Bank Ltd.
3.62% due 06/03/30[3]	7,470,000	6,045,855
BPCE S.A.
2.28% due 01/20/32[2,3]	8,200,000	5,911,575
Liberty Mutual Group, Inc.
4.13% due 12/15/51[2,3]	5,800,000	4,480,894
3.95% due 05/15/60[3]	2,150,000	1,358,013
Reliance Standard Life Global Funding II
2.75% due 05/07/25[3]	6,170,000	5,757,081
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31	4,650,000	3,800,984
5.30% due 01/15/29	1,900,000	1,731,768
Wilton RE Ltd.
6.00% [2,3,5]	6,350,000	5,527,866
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[3]	7,410,000	5,512,605
American Equity Investment Life Holding Co.
5.00% due 06/15/27	5,036,000	4,777,695
GA Global Funding Trust
1.63% due 01/15/26[3]	5,450,000	4,777,129
Bank of America Corp.
2.59% due 04/29/31[2]	5,400,000	4,282,530
Fairfax Financial Holdings Ltd.
3.38% due 03/03/31	4,000,000	3,230,033
5.63% due 08/16/32[3]	1,000,000	922,029
Reinsurance Group of America, Inc.
3.15% due 06/15/30	4,750,000	3,955,827
Fidelity National Financial, Inc.
3.40% due 06/15/30	3,630,000	2,959,182
2.45% due 03/15/31	1,210,000	897,251
Teachers Insurance & Annuity Association of America
3.30% due 05/15/50[3]	5,150,000	3,510,721
PartnerRe Finance B LLC
4.50% due 10/01/50[2]	4,040,000	3,388,924
Iron Mountain, Inc.
4.50% due 02/15/31[3]	1,730,000	1,337,601
5.25% due 07/15/30[3]	1,470,000	1,216,381
5.63% due 07/15/32[3]	1,000,000	800,000
MetLife, Inc.
5.00% due 07/15/52	3,600,000	3,281,622
Safehold Operating Partnership, LP
2.85% due 01/15/32	2,428,000	1,807,590
2.80% due 06/15/31	1,931,000	1,451,122
Allianz SE
3.20% [2,3,5]	5,000,000	3,226,753
FS KKR Capital Corp.
2.63% due 01/15/27	2,150,000	1,736,034
3.25% due 07/15/27	1,800,000	1,482,564
Maple Grove Funding Trust I
4.16% due 08/15/51[3]	4,750,000	3,216,735
Macquarie Group Ltd.
2.87% due 01/14/33[2,3]	2,150,000	1,615,598
2.69% due 06/23/32[2,3]	2,000,000	1,506,113
Ares Finance Company II LLC
3.25% due 06/15/30[3]	3,660,000	2,992,231
KKR Group Finance Company VI LLC
3.75% due 07/01/29[3]	3,230,000	2,874,697
Corebridge Financial, Inc.
3.90% due 04/05/32[3]	1,600,000	1,350,511
6.88% due 12/15/52[2,3]	1,000,000	914,458
4.35% due 04/05/42[3]	750,000	577,022
Old Republic International Corp.
3.85% due 06/11/51	4,020,000	2,759,649
Assurant, Inc.
2.65% due 01/15/32	2,300,000	1,694,045
4.90% due 03/27/28	1,100,000	1,043,381
Host Hotels & Resorts, LP
3.50% due 09/15/30	3,385,000	2,699,455
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[3]	3,620,000	2,659,021
First American Financial Corp.
4.00% due 05/15/30	3,180,000	2,651,410

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
CORE BOND FUND

	Face Amount~	Value
Crown Castle, Inc.
2.90% due 04/01/41	2,200,000	$1,428,348
3.30% due 07/01/30	1,149,000	962,095
Intercontinental Exchange, Inc.
3.00% due 06/15/50	2,430,000	1,588,476
2.65% due 09/15/40	1,100,000	740,681
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[3]	3,150,000	2,283,290
Equitable Holdings, Inc.
7.00% due 04/01/28	2,050,000	2,182,535
UBS Group AG
2.10% due 02/11/32[2,3]	2,950,000	2,143,964
Belrose Funding Trust
2.33% due 08/15/30[3]	2,780,000	2,096,473
Sumitomo Life Insurance Co.
3.38% due 04/15/81[2,3]	2,500,000	2,025,000
National Australia Bank Ltd.
2.33% due 08/21/30[3]	1,500,000	1,116,880
2.99% due 05/21/31[3]	1,150,000	884,809
Standard Chartered plc
4.64% due 04/01/31[2,3]	2,250,000	1,965,411
Jefferies Group LLC
2.75% due 10/15/32	2,720,000	1,937,847
Ceamer Finance LLC
6.92% due 05/15/38†††	2,000,000	1,917,671
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[3]	2,450,000	1,806,875
Stewart Information Services Corp.
3.60% due 11/15/31	2,250,000	1,734,261
Arch Capital Group Ltd.
3.64% due 06/30/50	2,500,000	1,701,943
Everest Reinsurance Holdings, Inc.
3.50% due 10/15/50	2,560,000	1,692,329
Massachusetts Mutual Life Insurance Co.
3.38% due 04/15/50[3]	2,450,000	1,671,375
QBE Insurance Group Ltd.
5.88% [2,3,5]	1,750,000	1,622,180
KKR Group Finance Company VIII LLC
3.50% due 08/25/50[3]	2,360,000	1,619,984
Manulife Financial Corp.
2.48% due 05/19/27	1,800,000	1,604,533
Westpac Banking Corp.
3.02% due 11/18/36[2]	1,200,000	877,901
2.96% due 11/16/40	1,100,000	702,256
Americo Life, Inc.
3.45% due 04/15/31[3]	2,060,000	1,546,556
Trustage Financial Group, Inc.
4.63% due 04/15/32[3]	1,750,000	1,510,842
HS Wildcat LLC
3.83% due 12/31/50†††	1,998,711	1,503,569
Dyal Capital Partners III
4.40% due 06/15/40†††	1,750,000	1,401,673
Primerica, Inc.
2.80% due 11/19/31	1,750,000	1,374,093
AmFam Holdings, Inc.
2.81% due 03/11/31[3]	1,750,000	1,358,700
Global Atlantic Finance Co.
3.13% due 06/15/31[3]	1,800,000	1,318,168
Australia & New Zealand Banking Group Ltd.
2.57% due 11/25/35[2,3]	1,800,000	1,306,699
Brookfield Finance, Inc.
3.50% due 03/30/51	1,250,000	788,613
4.70% due 09/20/47	650,000	516,636
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen
5.88% due 05/23/42[2,3]	1,350,000	1,274,063
Lincoln National Corp.
4.38% due 06/15/50	1,580,000	1,218,174
Assured Guaranty US Holdings, Inc.
3.15% due 06/15/31	830,000	671,464
3.60% due 09/15/51	800,000	521,997
Kemper Corp.
2.40% due 09/30/30	1,510,000	1,157,280
ABN AMRO Bank N.V.
2.47% due 12/13/29[2,3]	1,400,000	1,109,737
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.
2.63% due 10/15/31	1,400,000	1,015,647
Societe Generale S.A.
2.89% due 06/09/32[2,3]	1,300,000	949,648
Raymond James Financial, Inc.
3.75% due 04/01/51	1,300,000	916,909
Prudential Financial, Inc.
3.70% due 10/01/50[2]	1,160,000	916,168
Sumitomo Mitsui Financial Group, Inc.
2.22% due 09/17/31	1,050,000	785,392
Central Storage Safety Project Trust
4.82% due 02/01/38[6]	911,680	778,701
Apollo Management Holdings, LP
2.65% due 06/05/30[3]	930,000	733,573
CNO Financial Group, Inc.
5.25% due 05/30/29	700,000	651,853
W R Berkley Corp.
4.00% due 05/12/50	850,000	641,637
Weyerhaeuser Co.
4.00% due 04/15/30	722,000	638,483
Protective Life Corp.
3.40% due 01/15/30[3]	740,000	637,676
Penn Mutual Life Insurance Co.
3.80% due 04/29/61[3]	950,000	612,507
Brown & Brown, Inc.
2.38% due 03/15/31	800,000	597,498
Western & Southern Life Insurance Co.
3.75% due 04/28/61[3]	850,000	576,081
Nasdaq, Inc.
3.25% due 04/28/50	850,000	557,515
New York Life Insurance Co.
3.75% due 05/15/50[3]	600,000	443,636
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[3]	400,000	392,870

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
CORE BOND FUND

	Face Amount~	Value
Cooperatieve Rabobank UA
4.66% due 08/22/28[2,3]	400,000	$377,239
Hanover Insurance Group, Inc.
2.50% due 09/01/30	480,000	367,449
Brookfield Finance LLC
3.45% due 04/15/50	470,000	296,724
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[3]	296,000	274,555
KKR Group Finance Company III LLC
5.13% due 06/01/44[3]	100,000	86,451
Total Financial		209,451,218

Industrial - 4.4%
Boeing Co.
5.81% due 05/01/50	7,340,000	6,378,400
5.71% due 05/01/40	4,380,000	3,825,766
5.04% due 05/01/27	2,150,000	2,071,227
3.63% due 02/01/31	1,450,000	1,203,571
2.20% due 02/04/26	1,000,000	887,438
National Basketball Association
2.51% due 12/16/24†††	4,000,000	3,758,207
Textron, Inc.
2.45% due 03/15/31	3,200,000	2,454,708
3.00% due 06/01/30	1,355,000	1,115,672
FLNG Liquefaction 3 LLC
3.08% due 06/30/39†††	4,303,845	3,235,614
TD SYNNEX Corp.
2.65% due 08/09/31	2,550,000	1,900,777
2.38% due 08/09/28	1,600,000	1,290,265
Howmet Aerospace, Inc.
3.00% due 01/15/29	3,800,000	3,104,448
Cellnex Finance Company S.A.
3.88% due 07/07/41[3]	4,150,000	2,594,497
Vontier Corp.
2.95% due 04/01/31	3,450,000	2,481,240
Flowserve Corp.
3.50% due 10/01/30	1,810,000	1,488,324
2.80% due 01/15/32	1,150,000	823,212
Acuity Brands Lighting, Inc.
2.15% due 12/15/30	3,000,000	2,220,329
IP Lending II Ltd.
3.65% due 07/15/25†††,3	2,450,000	2,186,424
Owens Corning
3.88% due 06/01/30	2,380,000	2,079,158
GATX Corp.
4.00% due 06/30/30	2,110,000	1,828,266
Fortune Brands Home & Security, Inc.
4.00% due 03/25/32	2,050,000	1,701,117
CNH Industrial Capital LLC
1.88% due 01/15/26	1,880,000	1,673,988
Stadco LA, LLC
3.75% due 05/15/56†††	2,000,000	1,416,375
Ryder System, Inc.
3.35% due 09/01/25	1,470,000	1,390,564
IP Lending V Ltd.
5.13% due 04/02/26†††,3	1,050,000	993,852
Amcor Flexibles North America, Inc.
2.63% due 06/19/30	1,230,000	988,204
Norfolk Southern Corp.
4.10% due 05/15/21	600,000	398,079
Sonoco Products Co.
5.75% due 11/01/40	150,000	142,100
Total Industrial		55,631,822

Consumer, Cyclical - 4.1%
Marriott International, Inc.
4.63% due 06/15/30	2,830,000	2,557,415
3.50% due 10/15/32	3,000,000	2,412,667
2.85% due 04/15/31	2,020,000	1,586,027
2.75% due 10/15/33	1,000,000	725,896
Hyatt Hotels Corp.
5.63% due 04/23/25	3,950,000	3,905,785
5.75% due 04/23/30	3,010,000	2,917,727
Choice Hotels International, Inc.
3.70% due 01/15/31	7,340,000	6,101,359
Whirlpool Corp.
4.60% due 05/15/50	6,145,000	4,599,899
Alt-2 Structured Trust
2.95% due 05/14/31†††	3,561,886	3,157,910
Delta Air Lines Inc. / SkyMiles IP Ltd.
4.50% due 10/20/25[3]	3,150,000	3,057,569
Delta Air Lines, Inc.
7.00% due 05/01/25[3]	3,014,000	3,033,446
Smithsonian Institution
2.70% due 09/01/44	4,000,000	2,742,979
British Airways Class A Pass Through Trust
4.25% due 11/15/32[3]	2,124,045	1,910,975
2.90% due 03/15/35[3]	843,809	685,714
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[3]	2,422,500	2,371,095
BorgWarner, Inc.
2.65% due 07/01/27	2,310,000	2,012,983
Steelcase, Inc.
5.13% due 01/18/29	2,224,000	1,902,668
Ferguson Finance plc
3.25% due 06/02/30[3]	1,204,000	989,729
4.65% due 04/20/32[3]	600,000	528,134
Warnermedia Holdings, Inc.
5.14% due 03/15/52[3]	1,650,000	1,199,250
Northern Group Housing LLC
6.80% due 08/15/53[3]	1,100,000	1,160,187
Walgreens Boots Alliance, Inc.
4.10% due 04/15/50	1,541,000	1,103,480
American Airlines Class AA Pass Through Trust
3.20% due 06/15/28	742,000	645,207
Lowe’s Companies, Inc.
1.70% due 09/15/28	450,000	367,399
JB Poindexter & Company, Inc.
7.13% due 04/15/26[3]	200,000	185,000
Total Consumer, Cyclical		51,860,500

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
CORE BOND FUND

	Face Amount~		Value
Consumer, Non-cyclical - 3.7%
Altria Group, Inc.
3.70% due 02/04/51		4,650,000	$2,807,121
3.40% due 05/06/30		2,510,000	2,032,435
4.45% due 05/06/50		390,000	260,549
CoStar Group, Inc.
2.80% due 07/15/30[3]		5,810,000	4,586,077
Quanta Services, Inc.
2.90% due 10/01/30		4,175,000	3,336,806
BAT Capital Corp.
3.98% due 09/25/50		2,800,000	1,712,913
4.70% due 04/02/27		1,410,000	1,315,625
Royalty Pharma plc
3.55% due 09/02/50		2,690,000	1,676,374
2.20% due 09/02/30		1,410,000	1,074,707
Global Payments, Inc.
2.90% due 05/15/30		1,620,000	1,291,342
2.90% due 11/15/31		1,650,000	1,261,540
Smithfield Foods, Inc.
2.63% due 09/13/31[3]		2,400,000	1,759,076
3.00% due 10/15/30[3]		970,000	748,976
Becle, SAB de CV
2.50% due 10/14/31[3]		2,700,000	2,089,800
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
3.00% due 05/15/32[3]		1,750,000	1,292,375
4.38% due 02/02/52[3]		600,000	402,156
Triton Container International Ltd.
3.15% due 06/15/31[3]		2,100,000	1,538,043
Emory University
2.97% due 09/01/50		2,000,000	1,404,044
Yale-New Haven Health Services Corp.
2.50% due 07/01/50		2,250,000	1,330,223
California Institute of Technology
3.65% due 09/01/19		2,000,000	1,249,147
Kimberly-Clark de Mexico SAB de CV
2.43% due 07/01/31[3]		1,500,000	1,198,260
Anheuser-Busch InBev Worldwide, Inc.
6.63% due 08/15/33		1,100,000	1,180,699
Transurban Finance Company Pty Ltd.
2.45% due 03/16/31[3]		1,300,000	1,005,541
Health Care Service Corporation A Mutual Legal Reserve Co.
3.20% due 06/01/50[3]		1,480,000	988,517
Universal Health Services, Inc.
2.65% due 10/15/30[3]		1,320,000	976,583
Cheplapharm Arzneimittel GmbH
4.38% due 01/15/28	EUR	1,000,000	803,426
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[3]		925,000	777,157
Wisconsin Alumni Research Foundation
3.56% due 10/01/49		1,000,000	732,672
OhioHealth Corp.
3.04% due 11/15/50		1,000,000	696,799
Kraft Heinz Foods Co.
7.13% due 08/01/39[3]		650,000	681,043
Memorial Sloan-Kettering Cancer Center
2.96% due 01/01/50		1,000,000	671,399
Johns Hopkins University
2.81% due 01/01/60		1,000,000	619,479
Children’s Hospital Corp.
2.59% due 02/01/50		1,000,000	610,674
GXO Logistics, Inc.
2.65% due 07/15/31		850,000	601,811
Children’s Health System of Texas
2.51% due 08/15/50		1,000,000	597,891
Bimbo Bakeries USA, Inc.
4.00% due 05/17/51[3]		800,000	585,400
Moody’s Corp.
3.25% due 05/20/50		700,000	474,356
Duke University
2.83% due 10/01/55		506,000	331,020
Triton Container International Limited / TAL International Container Corp.
3.25% due 03/15/32		200,000	147,891
Total Consumer, Non-cyclical			46,849,947

Energy - 2.3%
Galaxy Pipeline Assets Bidco Ltd.
3.25% due 09/30/40[3]		6,250,000	4,568,860
2.94% due 09/30/40[3]		3,930,440	2,982,974
BP Capital Markets plc
4.88% [2,5]		7,530,000	6,475,800
Sabine Pass Liquefaction LLC
4.50% due 05/15/30		4,190,000	3,816,962
Qatar Energy
3.13% due 07/12/41[3]		2,375,000	1,732,054
3.30% due 07/12/51[3]		2,350,000	1,668,124
Magellan Midstream Partners, LP
3.95% due 03/01/50		2,000,000	1,420,017
3.25% due 06/01/30		1,500,000	1,277,190
Targa Resources Partners Limited Partnership / Targa Resources Partners Finance Corp.
6.88% due 01/15/29		2,158,000	2,119,548
Midwest Connector Capital Company LLC
4.63% due 04/01/29[3]		1,050,000	936,866
Valero Energy Corp.
2.15% due 09/15/27		950,000	821,278
NuStar Logistics, LP
6.38% due 10/01/30		700,000	598,966
6.00% due 06/01/26		200,000	183,077
Cheniere Corpus Christi Holdings LLC
2.74% due 12/31/39		450,000	324,552
Phillips 66
3.70% due 04/06/23		250,000	249,160
Total Energy			29,175,428

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
CORE BOND FUND

	Face Amount~	Value
Communications - 2.2%
Charter Communications Operating LLC / Charter Communications Operating Capital
2.80% due 04/01/31	3,325,000	$2,513,527
3.90% due 06/01/52	3,350,000	2,074,025
2.25% due 01/15/29	2,400,000	1,879,135
Paramount Global
4.95% due 01/15/31	3,078,000	2,715,206
4.95% due 05/19/50	2,490,000	1,769,520
2.90% due 01/15/27	450,000	400,707
British Telecommunications plc
4.88% due 11/23/81[2,3]	2,900,000	2,357,589
4.25% due 11/23/81[2,3]	500,000	421,809
9.63% due 12/15/30	150,000	173,303
Level 3 Financing, Inc.
4.25% due 07/01/28[3]	2,175,000	1,696,522
3.88% due 11/15/29[3]	1,150,000	906,041
Virgin Media Secured Finance plc
4.50% due 08/15/30[3]	2,350,000	1,834,058
Vodafone Group plc
4.13% due 06/04/81[2]	2,550,000	1,765,875
Rogers Communications, Inc.
4.55% due 03/15/52[3]	2,000,000	1,595,142
Walt Disney Co.
3.80% due 05/13/60	2,000,000	1,475,111
AT&T, Inc.
2.75% due 06/01/31	1,500,000	1,200,705
Amazon.com, Inc.
2.70% due 06/03/60	1,610,000	949,808
VeriSign, Inc.
2.70% due 06/15/31	1,200,000	930,898
CSC Holdings LLC
4.13% due 12/01/30[3]	600,000	448,320
Fox Corp.
3.05% due 04/07/25	450,000	428,615
Altice France S.A.
5.13% due 01/15/29[3]	250,000	184,435
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	200,000	173,454
Total Communications		27,893,805

Technology - 1.5%
Broadcom, Inc.
4.93% due 05/15/37[3]	2,306,000	1,901,462
4.15% due 11/15/30	1,702,000	1,473,157
3.19% due 11/15/36[3]	217,000	148,416
Entegris Escrow Corp.
4.75% due 04/15/29[3]	3,700,000	3,259,051
Workday, Inc.
3.80% due 04/01/32	3,170,000	2,751,502
NetApp, Inc.
2.70% due 06/22/30	2,807,000	2,280,961
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31	2,600,000	2,024,289
Fidelity National Information Services, Inc.
5.10% due 07/15/32	1,400,000	1,315,550
5.63% due 07/15/52	750,000	664,839
Oracle Corp.
3.95% due 03/25/51	2,450,000	1,624,853
Leidos, Inc.
2.30% due 02/15/31	1,750,000	1,296,610
4.38% due 05/15/30	200,000	175,282
CGI, Inc.
2.30% due 09/14/31	1,300,000	959,433
Total Technology		19,875,405

Utilities - 1.1%
Cheniere Corpus Christi Holdings LLC
3.52% due 12/31/39†††	6,700,000	5,247,768
Jersey Central Power & Light Co.
2.75% due 03/01/32[3]	3,220,000	2,554,807
AES Corp.
3.95% due 07/15/30[3]	1,760,000	1,507,088
NRG Energy, Inc.
2.45% due 12/02/27[3]	1,750,000	1,432,633
Alexander Funding Trust
1.84% due 11/15/23[3]	950,000	888,941
Arizona Public Service Co.
3.35% due 05/15/50	1,300,000	849,935
Enel Finance International N.V.
2.88% due 07/12/41[3]	1,250,000	713,123
Xcel Energy, Inc.
2.35% due 11/15/31	690,000	533,616
Total Utilities		13,727,911

Basic Materials - 0.9%
Newcrest Finance Pty Ltd.
3.25% due 05/13/30[3]	3,600,000	2,999,845
4.20% due 05/13/50[3]	3,235,000	2,323,212
Anglo American Capital plc
5.63% due 04/01/30[3]	1,800,000	1,702,972
3.95% due 09/10/50[3]	970,000	660,266
2.63% due 09/10/30[3]	250,000	192,434
WR Grace Holdings LLC
4.88% due 06/15/27[3]	1,241,000	1,066,801
Yamana Gold, Inc.
2.63% due 08/15/31	1,200,000	887,503
Reliance Steel & Aluminum Co.
2.15% due 08/15/30	810,000	616,079
Corporation Nacional del Cobre de Chile
3.75% due 01/15/31[3]	680,000	578,796
Total Basic Materials		11,027,908

Total Corporate Bonds
(Cost $594,542,175)		465,493,944

ASSET-BACKED SECURITIES†† - 26.9%
Collateralized Loan Obligations - 17.5%
LoanCore Issuer Ltd.
2021-CRE5 C, 5.17% (1 Month USD LIBOR + 2.35%, Rate Floor: 2.35%) due 07/15/36◊,3	7,500,000	7,032,038

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
CORE BOND FUND

	Face Amount~	Value
2021-CRE4 D, 4.90% (30 Day Average SOFR + 2.61%, Rate Floor: 2.50%) due 07/15/35◊	4,426,000	$4,189,794
2021-CRE6 C, 5.12% (1 Month USD LIBOR + 2.30%, Rate Floor: 2.30%) due 11/15/38◊,3	4,000,000	3,715,899
2021-CRE4 C, 4.10% (30 Day Average SOFR + 1.81%, Rate Floor: 1.70%) due 07/15/35◊,3	1,000,000	940,684
2018-CRE1 A, 3.95% (1 Month USD LIBOR + 1.13%, Rate Floor: 1.13%) due 05/15/28◊,3	17,728	17,716
Woodmont Trust
2020-7A A1A, 4.41% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/15/32◊,3	12,000,000	11,734,394
2020-7A B, 5.11% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 01/15/32◊,3	3,750,000	3,616,047
Cerberus Loan Funding XXX, LP
2020-3A A, 4.36% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 01/15/33◊,3	13,500,000	13,218,383
2020-3A B, 5.01% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/15/33◊,3	2,000,000	1,933,326
Octagon Investment Partners 49 Ltd.
2021-5A B, 4.06% (3 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 01/15/33◊,3	8,500,000	7,982,988
2021-5A C, 4.56% (3 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 01/15/33◊,3	7,450,000	6,870,721
LCCM Trust
2021-FL3 A, 4.27% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 11/15/38◊,3	6,000,000	5,723,495
2021-FL3 AS, 4.62% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 11/15/38◊,3	3,950,000	3,756,419
2021-FL2 C, 4.97% (1 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 12/13/38◊,3	3,100,000	2,888,814
AMMC CLO XIV Ltd.
2021-14A A2R2, 4.18% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 07/25/29◊,3	8,000,000	7,698,335
Dryden 36 Senior Loan Fund
2020-36A CR3, 4.56% (3 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 04/15/29◊,3	8,000,000	7,531,522
Madison Park Funding XLVIII Ltd.
2021-48A B, 4.19% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/19/33◊,3	4,000,000	3,770,305
2021-48A C, 4.74% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/19/33◊,3	4,000,000	3,679,068
MF1 Multifamily Housing Mortgage Loan Trust
2021-FL6 D, 5.49% (1 Month USD LIBOR + 2.55%, Rate Floor: 2.55%) due 07/16/36◊	4,000,000	3,683,924
2021-FL6 C, 4.79% (1 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 07/16/36◊,3	3,400,000	3,164,343
Palmer Square Loan Funding Ltd.
2021-1A A2, 3.96% (3 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 04/20/29◊,3	2,000,000	1,920,674
2021-1A B, 4.51% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 04/20/29◊,3	2,000,000	1,881,106
2021-3A C, 5.21% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 07/20/29◊,3	2,000,000	1,829,675
2021-2A C, 5.38% (3 Month USD LIBOR + 2.40%, Rate Floor: 2.40%) due 05/20/29◊,3	1,000,000	937,253
Golub Capital Partners CLO 33M Ltd.
2021-33A AR2, 4.86% (3 Month USD LIBOR + 1.86%, Rate Floor: 1.86%) due 08/25/33◊,3	6,500,000	6,175,105
Golub Capital Partners CLO 16 Ltd.
2021-16A A1R2, 4.39% (3 Month USD LIBOR + 1.61%, Rate Floor: 1.61%) due 07/25/33◊,3	4,000,000	3,820,244
2021-16A A2R2, 4.58% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 07/25/33◊,3	2,000,000	1,905,459
ABPCI Direct Lending Fund CLO II LLC
2021-1A A1R, 4.31% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/20/32◊,3	5,500,000	5,356,135
Cerberus Loan Funding XXXII, LP
2021-2A A, 4.13% (3 Month USD LIBOR + 1.62%, Rate Floor: 1.62%) due 04/22/33◊,3	4,250,000	4,083,298
2021-2A C, 5.36% (3 Month USD LIBOR + 2.85%, Rate Floor: 2.85%) due 04/22/33◊,3	1,250,000	1,141,124
KREF Funding V LLC
1.83% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/25/26◊,†††	4,726,802	4,705,523
0.15% due 06/25/26†††,7	21,818,182	873
Cerberus Loan Funding XXXI, LP
2021-1A A, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/32◊,3	4,500,000	4,441,962

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
CORE BOND FUND

	Face Amount~	Value
BXMT Ltd.
2020-FL2 A, 3.84% (1 Month Term SOFR + 1.01%, Rate Floor: 0.90%) due 02/15/38◊,3	4,250,000	$4,187,249
THL Credit Lake Shore MM CLO I Ltd.
2021-1A A1R, 4.21% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/15/33◊,3	4,250,000	4,127,169
Golub Capital Partners CLO 36M Ltd.
2018-36A A, 4.13% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31◊,3	4,100,000	4,039,673
FS Rialto Issuer LLC
2022-FL6 B, 6.65% (1 Month Term SOFR + 3.63%, Rate Floor: 3.63%) due 08/17/37◊,3	2,500,000	2,464,798
2022-FL6 AS, 6.15% (1 Month Term SOFR + 3.13%, Rate Floor: 3.13%) due 08/17/37◊,3	1,500,000	1,480,655
BSPDF Issuer Ltd.
2021-FL1 C, 5.07% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 10/15/36◊	4,000,000	3,827,984
ABPCI Direct Lending Fund CLO I LLC
2021-1A A1A2, 4.41% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 07/20/33◊,3	3,750,000	3,653,251
PFP Ltd.
2021-7 D, 5.34% (1 Month USD LIBOR + 2.40%, Rate Floor: 2.40%) due 04/14/38◊,3	3,749,813	3,509,198
Cerberus Loan Funding XXVI, LP
2021-1A AR, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/31◊,3	3,500,000	3,433,696
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A A1R, 4.21% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/20/31◊,3	3,250,000	3,178,532
Fortress Credit Opportunities IX CLO Ltd.
2021-9A A2TR, 4.31% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 10/15/33◊,3	3,250,000	3,142,600
Owl Rock CLO IV Ltd.
2021-4A A1R, 4.58% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 08/20/33◊,3	3,250,000	3,098,661
GoldenTree Loan Management US CLO 1 Ltd.
2021-9A C, 4.51% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 01/20/33◊,3	3,000,000	2,707,228
VOYA CLO
2021-2A A2AR, 4.16% (3 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 06/07/30◊,3	2,550,000	2,448,000
Fortress Credit Opportunities XI CLO Ltd.
2018-11A A1T, 3.81% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31◊,3	2,000,000	1,961,154
Apres Static CLO Ltd.
2020-1A A2R, 4.21% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 10/15/28◊,3	2,000,000	1,942,365
ACRES Commercial Realty Ltd.
2021-FL2 AS, 4.69% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 01/15/37◊	2,000,000	1,920,108
BRSP Ltd.
2021-FL1 C, 5.14% (1 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 08/19/38◊,3	2,000,000	1,891,015
ABPCI Direct Lending Fund IX LLC
2021-9A A2R, 4.57% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 11/18/31◊,3	2,000,000	1,887,745
MidOcean Credit CLO VII
2020-7A BR, 4.11% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/15/29◊,3	2,000,000	1,886,658
FS Rialto
2021-FL3 C, 4.99% (1 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 11/16/36◊,3	2,000,000	1,862,930
Neuberger Berman Loan Advisers CLO 40 Ltd.
2021-40A C, 4.49% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/16/33◊,3	2,000,000	1,822,439
Magnetite XXIX Ltd.
2021-29A C, 4.16% (3 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 01/15/34◊,3	2,000,000	1,814,550
Cerberus Loan Funding XXXIII, LP
2021-3A B, 4.36% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 07/23/33◊,3	2,000,000	1,793,879
Canyon Capital CLO Ltd.
2018-1A A2R, 4.28% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 01/30/31◊,3	1,900,000	1,769,507
OCP CLO Ltd.
2020-4A A2RR, 4.23% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/24/29◊,3	1,500,000	1,467,535
STWD Ltd.
2019-FL1 D, 5.39% (1 Month Term SOFR + 2.46%, Rate Floor: 2.35%) due 07/15/38◊,3	1,459,000	1,402,092
Golub Capital Partners CLO 54M L.P
2021-54A B, 4.68% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 08/05/33◊,3	1,500,000	1,390,357

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
CORE BOND FUND

	Face Amount~	Value
Marathon CLO V Ltd.
2017-5A A2R, 4.43% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27◊,3	1,000,000	$990,499
2017-5A A1R, 3.85% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27◊,3	81,957	81,715
NewStar Fairfield Fund CLO Ltd.
2018-2A A1N, 3.98% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30◊,3	989,329	970,415
Northwoods Capital XII-B Ltd.
2018-12BA B, 5.14% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 06/15/31◊,3	1,000,000	966,194
Owl Rock CLO I Ltd.
2019-1A A, 4.78% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 05/20/31◊,3	1,000,000	965,072
Owl Rock CLO II Ltd.
2021-2A ALR, 4.26% (3 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 04/20/33◊,3	1,000,000	961,440
KREF
2021-FL2 C, 4.94% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/15/39◊,3	1,000,000	948,582
BSPRT Issuer Ltd.
2021-FL7 C, 5.12% (1 Month USD LIBOR + 2.30%, Rate Floor: 2.30%) due 12/15/38◊	1,000,000	938,682
Dryden 37 Senior Loan Fund
2015-37A Q, due 01/15/31[3,8]	1,000,000	763,305
ACRE Commercial Mortgage Ltd.
2021-FL4 D, 5.59% (1 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 12/18/37◊,3	773,000	747,618
Golub Capital Partners CLO 17 Ltd.
2017-17A A1R, 4.43% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30◊,3	750,000	738,883
Cerberus Loan Funding XXXVI, LP
2021-6A A, 3.91% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 11/22/33◊,3	534,827	530,872
Newfleet CLO Ltd.
2018-1A A1R, 3.66% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28◊,3	326,584	323,883
Babson CLO Ltd.
2014-IA SUB, due 07/20/25[3,8]	650,000	40,560
Treman Park CLO Ltd.
2015-1A COM, due 10/20/28[3,8]	162,950	20,260
Copper River CLO Ltd.
2007-1A INC, due 01/20/21†††,6,8	700,000	294
Total Collateralized Loan Obligations		221,445,948

Whole Business - 2.2%
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[3]	6,615,000	5,600,080
Domino’s Pizza Master Issuer LLC
2017-1A, 4.12% due 07/25/47[3]	5,157,000	4,741,877
2021-1A, 3.15% due 04/25/51[3]	987,500	787,811
DB Master Finance LLC
2019-1A, 4.35% due 05/20/49[3]	3,637,500	3,308,790
2021-1A, 2.79% due 11/20/51[3]	1,985,000	1,557,203
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[3]	3,553,125	3,420,362
2021-1A, 2.29% due 08/25/51[3]	1,419,275	1,134,060
ServiceMaster Funding LLC
2020-1, 2.84% due 01/30/51[3]	3,940,000	3,210,123
SERVPRO Master Issuer LLC
2021-1A, 2.39% due 04/25/51[3]	3,456,250	2,725,613
Wendy’s Funding LLC
2019-1A, 3.78% due 06/15/49[3]	1,335,900	1,224,021
Wingstop Funding LLC
2022-1A, 3.73% due 03/05/52[3]	1,000,000	839,677
Total Whole Business		28,549,617

Transport-Aircraft - 2.0%
AASET Trust
2021-1A, 2.95% due 11/16/41[3]	4,063,539	3,240,559
2020-1A, 3.35% due 01/16/40[3]	1,079,166	870,677
2017-1A, 3.97% due 05/16/42[3]	299,574	237,562
Castlelake Aircraft Structured Trust
2021-1A, 3.47% due 01/15/46[3]	3,852,622	3,375,421
Navigator Aircraft ABS Ltd.
2021-1, 2.77% due 11/15/46[3]	2,830,357	2,405,179
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[3]	2,635,672	2,181,101
MACH 1 Cayman Ltd.
2019-1, 3.47% due 10/15/39[3]	2,103,585	1,848,913
Lunar Structured Aircraft Portfolio Notes
2021-1, 2.64% due 10/15/46[3]	2,224,873	1,837,332
Sprite Ltd.
2021-1, 3.75% due 11/15/46[3]	2,079,540	1,755,582
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[3]	1,792,839	1,484,272
Falcon Aerospace Ltd.
2019-1, 3.60% due 09/15/39[3]	1,438,864	1,143,253
2017-1, 4.58% due 02/15/42[3]	291,786	264,572
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[3]	1,561,492	1,390,968
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[3]	1,363,381	1,004,025
Raspro Trust
2005-1A, 3.64% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24◊,3	984,943	913,306
WAVE LLC
2019-1, 3.60% due 09/15/44[3]	832,599	658,642

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
CORE BOND FUND

	Face Amount~		Value
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[3]		698,469	$611,133
Total Transport-Aircraft			25,222,497

Financial - 1.6%
Strategic Partners Fund VIII LP
5.04% (1 Month Term SOFR + 2.60%, Rate Floor: 2.60%) due 03/10/26◊,†††		3,500,000	3,497,604
5.06% (1 Month Term SOFR + 2.60%, Rate Floor: 2.60%) due 03/10/26◊,†††		1,300,000	1,299,051
Madison Avenue Secured Funding Trust
2021-1, 4.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 01/17/23◊,†††,3		4,250,000	4,250,000
KKR Core Holding Company LLC
4.00% due 08/12/31†††		4,108,835	3,516,084
HarbourVest Structured Solutions IV Holdings, LP
4.60% (3 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 09/15/26◊,†††		1,831,749	1,831,697
2.58% (3 Month EURIBOR + 2.45%, Rate Floor: 2.45%) due 09/15/26◊,†††	EUR	1,000,000	979,872
Thunderbird A
5.50% due 03/01/37†††		1,119,333	1,119,333
Lightning A
5.50% due 03/01/37†††		1,083,778	1,083,778
Aesf Vi Verdi, LP
2.15% (3 Month EURIBOR + 2.15%, Rate Floor: 2.15%) due 11/25/24◊,†††	EUR	1,010,575	989,986
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††		897,924	873,117
Nassau LLC
2019-1, 3.98% due 08/15/34[3]		812,067	772,903
Total Financial			20,213,425

Net Lease - 1.4%
CF Hippolyta Issuer LLC
2022-1A, 6.11% due 08/15/62[3]		2,750,000	2,605,903
2020-1, 2.28% due 07/15/60[3]		690,378	603,733
CARS-DB4, LP
2020-1A, 3.81% due 02/15/50[3]		2,235,469	1,947,941
2020-1A, 4.95% due 02/15/50[3]		1,500,000	1,260,611
CMFT Net Lease Master Issuer LLC
2021-1, 3.44% due 07/20/51[3]		3,570,000	2,784,774
STORE Master Funding I-VII
2016-1A, 3.96% due 10/20/46[3]		2,565,914	2,391,044
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 2.26% due 11/20/50[3]		2,500,000	2,204,422
CF Hippolyta LLC
2020-1, 2.60% due 07/15/60[3]		2,537,828	2,052,547
Capital Automotive REIT
2020-1A, 3.48% due 02/15/50[3]		1,241,927	1,116,923
2021-1A, 2.76% due 08/15/51[3]		999,167	761,790
Total Net Lease			17,729,688

Collateralized Debt Obligations - 1.2%
Anchorage Credit Funding 4 Ltd.
2021-4A AR, 2.72% due 04/27/39[3]		7,250,000	6,640,629
2021-4A BR, 3.12% due 04/27/39		1,500,000	1,274,194
Anchorage Credit Funding Ltd.
2021-13A A1, 2.88% due 07/27/39[3]		2,500,000	2,201,504
2021-13A B2, 3.15% due 07/27/39[3]		2,000,000	1,691,641
Anchorage Credit Funding 3 Ltd.
2021-3A A1R, 2.87% due 01/28/39[3]		3,750,000	3,344,804
Total Collateralized Debt Obligations			15,152,772

Transport-Container - 0.5%
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[3]		3,600,179	3,249,010
MC Ltd.
2021-1, 2.63% due 11/05/35[3]		3,700,822	3,191,360
Total Transport-Container			6,440,370

Single Family Residence - 0.3%
FirstKey Homes Trust
2020-SFR2, 4.00% due 10/19/37[3]		1,400,000	1,254,687
2020-SFR2, 4.50% due 10/19/37[3]		1,350,000	1,224,796
2020-SFR2, 3.37% due 10/19/37[3]		900,000	794,526
Home Partners of America Trust
2021-3, 2.80% due 01/17/41[3]		942,038	806,102
Total Single Family Residence			4,080,111

Infrastructure - 0.2%
VB-S1 Issuer LLC - VBTEL
2022-1A, 4.29% due 02/15/52[3]		2,500,000	2,187,012
Total Asset-Backed Securities
(Cost $367,831,711)			341,021,440

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 18.9%
Government Agency - 12.0%
Uniform MBS 30 Year
due 11/15/52[13]		83,466,000	77,284,425
Fannie Mae
4.00% due 07/01/52		15,060,247	14,080,130
2.81% due 05/01/51		8,250,000	5,994,220
2.17% due 03/01/51		8,347,000	5,708,400
2.24% due 01/01/51		5,794,232	4,162,533
2.00% due 09/01/50		4,957,947	3,444,034
2.36% due 08/01/50		4,500,000	3,102,063
2.78% due 05/01/51		2,696,257	2,047,355
2.59% due 06/01/51		2,445,648	1,822,913
2.32% due 02/01/51		2,045,291	1,463,237
2.40% due 03/01/40		2,000,000	1,420,171
2.11% due 10/01/50		1,832,675	1,292,439
2.27% due 02/01/51		1,703,728	1,210,954
2.39% due 02/01/51		1,418,475	1,026,605
4.24% due 08/01/48		1,000,000	974,468
2.58% due 10/01/51		1,183,407	870,203
3.83% due 05/01/49		1,000,000	861,059
3.46% due 08/01/49		950,065	808,358
2.99% due 01/01/40		1,000,000	776,855
2.68% due 04/01/50		953,653	734,912

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
CORE BOND FUND

	Face Amount~	Value
4.07% due 05/01/49	762,651	$692,829
2.10% due 07/01/50	958,743	678,681
4.37% due 10/01/48	711,351	673,066
2.27% due 10/01/41	1,000,000	666,640
1.76% due 08/01/40	1,000,000	664,137
due 12/25/43[9,11]	830,786	627,173
4.25% due 05/01/48	627,047	582,924
Freddie Mac
4.00% due 06/01/52	11,758,996	10,964,646
1.98% due 05/01/50	1,360,580	923,196
4.00% due 01/15/46	181,191	179,017
Freddie Mac Seasoned Credit Risk Transfer Trust
2.00% due 05/25/60	3,493,366	2,967,001
2.00% due 11/25/59	1,334,727	1,133,601
Fannie Mae-Aces
1.61% (WAC) due 03/25/35◊,7	20,033,688	2,245,526
FARM Mortgage Trust
2.18% (WAC) due 01/25/51◊,3	898,392	732,484
Total Government Agency		152,816,255

Commercial Mortgage-Backed Securities - 3.4%
JP Morgan Chase Commercial Mortgage Securities Trust
2021-NYAH, 4.66% (1 Month USD LIBOR + 1.84%, Rate Floor: 1.84%) due 06/15/38◊,3	4,000,000	3,780,280
2016-JP3, 3.57% (WAC) due 08/15/49◊	4,000,000	3,389,010
GS Mortgage Securities Trust
2020-GSA2, 2.34% due 12/12/53	8,000,000	5,906,526
2020-GC45, 0.79% (WAC) due 02/13/53◊,7	18,908,990	645,248
2019-GC42, 0.93% (WAC) due 09/01/52◊,7	14,884,108	596,525
DBGS Mortgage Trust
2018-C1, 4.78% (WAC) due 10/15/51◊	7,000,000	6,338,164
CD Mortgage Trust
2017-CD4, 3.95% (WAC) due 05/10/50◊	4,750,000	4,176,684
2016-CD1, 1.50% (WAC) due 08/10/49◊,7	2,129,054	81,347
KKR Industrial Portfolio Trust
2021-KDIP, 4.07% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 12/15/37◊,3	3,450,000	3,259,722
BX Commercial Mortgage Trust
2021-VOLT, 4.82% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 09/15/36◊,3	3,450,000	3,181,069
SMRT
2022-MINI, 4.80% (1 Month Term SOFR + 1.95%, Rate Floor: 1.95%) due 01/15/39◊,3	2,000,000	1,874,835
Life Mortgage Trust
2021-BMR, 4.22% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 03/15/38◊,3	1,965,940	1,862,460
GS Mortgage Securities Corporation Trust
2020-DUNE, 4.17% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 12/15/36◊,3	1,000,000	978,519
2020-UPTN, 3.35% (WAC) due 02/10/37◊,3	1,000,000	881,936
BENCHMARK Mortgage Trust
2019-B14, 0.91% (WAC) due 12/15/62◊,7	19,772,032	655,124
2018-B6, 0.57% (WAC) due 10/10/51◊,7	29,363,927	450,020
Extended Stay America Trust
2021-ESH, 5.07% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/15/38◊,3	1,093,271	1,046,700
Citigroup Commercial Mortgage Trust
2019-GC43, 0.75% (WAC) due 11/10/52◊,7	19,893,557	653,223
2016-GC37, 1.84% (WAC) due 04/10/49◊,7	2,873,680	126,334
2016-C2, 1.88% (WAC) due 08/10/49◊,7	2,361,436	115,893
2016-P5, 1.53% (WAC) due 10/10/49◊,7	1,589,539	66,610
COMM Mortgage Trust
2015-CR24, 0.84% (WAC) due 08/10/48◊,7	38,336,196	599,252
2015-CR26, 1.06% (WAC) due 10/10/48◊,7	8,488,082	175,237
CSAIL Commercial Mortgage Trust
2019-C15, 1.20% (WAC) due 03/15/52◊,7	12,137,276	545,164
SG Commercial Mortgage Securities Trust
2016-C5, 2.04% (WAC) due 10/10/48◊,7	8,112,527	394,506
UBS Commercial Mortgage Trust
2017-C2, 1.24% (WAC) due 08/15/50◊,7	8,234,933	324,278
Morgan Stanley Capital I Trust
2016-UB11, 1.58% (WAC) due 08/15/49◊,7	5,947,165	259,456
JPMDB Commercial Mortgage Securities Trust
2016-C2, 1.65% (WAC) due 06/15/49◊,7	6,451,413	256,062
Wells Fargo Commercial Mortgage Trust
2016-NXS5, 1.59% (WAC) due 01/15/59◊,7	3,614,256	125,839
2016-C37, 0.96% (WAC) due 12/15/49◊,7	2,719,785	65,732
CFCRE Commercial Mortgage Trust
2016-C3, 1.14% (WAC) due 01/10/48◊,7	5,389,519	140,455
Total Commercial Mortgage-Backed Securities		42,952,210

Residential Mortgage-Backed Securities - 2.4%
Mill City Mortgage Loan Trust
2021-NMR1, 2.50% (WAC) due 11/25/60◊,3	4,800,000	3,879,540
GCAT Trust
2022-NQM3, 4.35% (WAC) due 04/25/67◊,3	3,389,117	3,166,744
Nationstar Home Equity Loan Trust
2007-C, 3.26% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 06/25/37◊	3,222,305	3,121,018
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,3	3,000,000	2,729,524
COLT Mortgage Loan Trust
2021-2, 2.38% (WAC) due 08/25/66◊,3	4,000,000	2,548,858
PRPM LLC
2021-RPL2, 2.93% (WAC) due 10/25/51◊,3	2,472,000	2,120,647
Starwood Mortgage Residential Trust
2020-1, 2.41% (WAC) due 02/25/50◊,3	890,915	859,239
2020-1, 2.56% (WAC) due 02/25/50◊,3	890,915	848,389

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
CORE BOND FUND

	Face Amount~	Value
Imperial Fund Mortgage Trust
2022-NQM2, 4.02% (WAC) due 03/25/67◊,3	946,655	$850,297
2022-NQM2, 4.20% (WAC) due 03/25/67◊,3	946,655	845,910
CSMC Trust
2018-RPL9, 3.85% (WAC) due 09/25/57◊,3	943,690	913,424
2020-NQM1, 1.72% due 05/25/65[3,10]	261,607	235,017
SPS Servicer Advance Receivables Trust
2020-T2, 1.83% due 11/15/55[3]	1,250,000	1,099,602
OBX Trust
2022-NQM8, 6.10% due 09/25/62[3,10]	1,000,000	987,048
BRAVO Residential Funding Trust
2021-HE1, 3.78% (30 Day Average SOFR + 1.50%, Rate Floor: 0.00%) due 01/25/70◊,3	1,000,000	985,028
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[7]	6,368,328	911,548
Securitized Asset-Backed Receivables LLC Trust
2006-HE2, 3.38% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 07/25/36◊	1,455,558	679,429
Verus Securitization Trust
2019-4, 2.85% due 11/25/59[3,10]	680,211	661,615
MFRA Trust
2021-INV1, 2.29% (WAC) due 01/25/56◊,3	700,000	617,513
New Residential Mortgage Loan Trust
2019-6A, 3.50% (WAC) due 09/25/59◊,3	518,438	484,779
Angel Oak Mortgage Trust
2020-1, 2.77% (WAC) due 12/25/59◊,3	419,432	381,427
RALI Series Trust
2006-QO2, 3.52% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 02/25/46◊	1,487,218	325,868
GS Mortgage-Backed Securities Trust
2020-NQM1, 1.79% (WAC) due 09/27/60◊,3	251,141	225,270
MASTR Adjustable Rate Mortgages Trust
2003-5, 1.50% (WAC) due 11/25/33◊	247,033	217,829
Residential Mortgage Loan Trust
2020-1, 2.68% (WAC) due 01/26/60◊,3	224,842	211,303
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.94% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46◊	251,837	204,017
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	42,962	41,206
Total Residential Mortgage-Backed Securities		30,152,089

Military Housing - 1.1%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 4.66% (WAC) due 11/25/55◊,3	6,954,996	6,410,331
2015-R1, 4.44% (WAC) due 11/25/52◊,3	2,836,384	2,627,767
2015-R1, 0.70% (WAC) due 11/25/55◊,3,7	10,179,167	734,144
Capmark Military Housing Trust
2006-RILY, 6.15% due 07/10/51†††,3	2,266,866	2,089,453
2007-ROBS, 6.06% due 10/10/52†††,3	456,547	419,089
2007-AETC, 5.75% due 02/10/52†††,3	268,966	246,181
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52†††,3	1,435,618	1,355,661
Total Military Housing		13,882,626

Total Collateralized Mortgage Obligations
(Cost $275,283,136)		239,803,180

U.S. GOVERNMENT SECURITIES†† - 11.2%
U.S. Treasury Notes
2.75% due 08/15/32	77,510,000	70,873,206
2.63% due 05/31/27[14]	15,580,000	14,625,725
U.S. Treasury Bonds
3.00% due 08/15/52	16,000,000	13,807,500
due 02/15/52[9,11]	29,980,000	10,234,797
due 02/15/46[9,11]	22,605,000	8,729,162
2.88% due 05/15/52	10,000,000	8,385,938
due 05/15/44[9,11]	19,265,000	7,921,210
1.88% due 11/15/51	8,000,000	5,290,313
due 11/15/44[9,11,14]	4,520,000	1,816,259
Total U.S. Government Securities
(Cost $155,041,281)		141,684,110

SENIOR FLOATING RATE INTERESTS††,◊ - 2.5%
Industrial - 0.9%
Mileage Plus Holdings LLC
8.78% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	8,027,500	8,046,124
SkyMiles IP Ltd.
6.46% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/20/27	1,700,000	1,701,326
Air Canada
6.42% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 08/11/28	854,587	811,097
Service Logic Acquisition, Inc.
6.81% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 10/29/27	821,177	768,827
6.97% ((1 Month USD LIBOR + 4.00%) and (2 Month USD LIBOR + 4.00%), Rate Floor: 4.75%) due 10/29/27	8,373	7,839
Total Industrial		11,335,213

Financial - 0.4%
Citadel Securities, LP
6.15% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 02/02/28	3,050,000	3,008,063
Cross Financial Corp.
7.13% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 09/15/27	788,025	763,068
Nexus Buyer LLC
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	753,266	721,727
Alliant Holdings Intermediate LLC
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 05/09/25	488,520	467,377
Total Financial		4,960,235

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
CORE BOND FUND

	Face Amount~		Value

Consumer, Non-cyclical - 0.4%
Packaging Coordinators Midco, Inc.
7.42% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/30/27		2,216,250	$2,101,737
Southern Veterinary Partners LLC
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27		1,474,648	1,391,699
HAH Group Holding Co. LLC
8.71% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/29/27		1,135,628	1,078,846
Total Consumer, Non-cyclical			4,572,282

Technology - 0.3%
Datix Bidco Ltd.
6.19% (6 Month GBP LIBOR + 4.50%, Rate Floor: 5.19%) due 04/28/25†††	GBP	2,900,000	3,157,236
7.01% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/27/25†††		1,252,544	1,221,105
Total Technology			4,378,341

Consumer, Cyclical - 0.3%
Amaya Holdings BV
3.73% (3 Month EURIBOR + 2.50%, Rate Floor: 2.50%) due 07/21/26	EUR	4,000,000	3,616,583
Utilities - 0.1%
Hamilton Projects Acquiror LLC
8.17% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 06/17/27		1,582,111	1,550,469
Energy - 0.1%
Venture Global Calcasieu Pass LLC
5.74% (1 Month USD LIBOR + 2.63%, Rate Floor: 2.63%) due 08/19/26†††		841,798	839,693

Communications - 0.0%
Radiate Holdco LLC
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/25/26		163,150	150,568
Total Senior Floating Rate Interests
(Cost $33,942,143)			31,403,384

FEDERAL AGENCY BONDS†† - 1.4%
Tennessee Valley Authority Principal Strips
due 06/15/38[9,11]		9,400,000	4,459,595
due 01/15/48[9,11]		9,700,000	2,778,662
due 01/15/38[9,11]		4,000,000	1,941,412
due 06/15/35[9,11]		1,583,000	881,397
due 12/15/42[9,11]		1,600,000	605,800
Federal Farm Credit Bank
3.51% due 06/11/40		3,300,000	2,813,973
2.70% due 01/30/45		1,053,000	746,739
Tennessee Valley Authority
4.25% due 09/15/65		2,450,000	2,183,050
5.38% due 04/01/56		600,000	648,103
U.S. International Development Finance Corp.
due 01/17/26[11]		800,000	785,390
Total Federal Agency Bonds
(Cost $25,448,713)			17,844,121

MUNICIPAL BONDS†† - 0.9%
Texas - 0.3%
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.29% due 09/01/40		2,100,000	1,564,287
2.78% due 09/01/34		700,000	539,063
2.69% due 09/01/33		500,000	389,070
2.57% due 09/01/32		475,000	376,548
2.41% due 09/01/31		450,000	360,239
Grand Parkway Transportation Corp. Revenue Bonds
3.31% due 10/01/49		1,500,000	1,021,270
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50		1,000,000	681,578
Total Texas			4,932,055

New York - 0.3%
Westchester County Local Development Corp. Revenue Bonds
3.85% due 11/01/50		2,700,000	1,944,687
Port Authority of New York & New Jersey Revenue Bonds
3.14% due 02/15/51		1,370,000	969,217
Total New York			2,913,904

Idaho - 0.1%
Boise State University Revenue Bonds
3.06% due 04/01/40		1,150,000	851,517

California - 0.1%
California Statewide Communities Development Authority Revenue Bonds
2.68% due 02/01/39		1,200,000	833,570

Mississippi - 0.1%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41		1,000,000	699,872

Alabama - 0.0%
Auburn University Revenue Bonds
2.68% due 06/01/50		1,000,000	668,369

Ohio - 0.0%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50		1,000,000	641,596

Illinois - 0.0%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38		472,222	462,433
Cook County School District No. 155 Calumet City General Obligation Unlimited
5.30% due 12/01/22		5,000	4,965
Total Illinois			467,398

Total Municipal Bonds
(Cost $16,714,223)			12,008,281

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
CORE BOND FUND

	Face Amount~		Value
FOREIGN GOVERNMENT DEBT†† - 0.2%
Panama Government International Bond
4.50% due 01/19/63		2,600,000	$1,714,674
4.50% due 04/16/50		1,450,000	1,010,206
Bermuda Government International Bond
3.38% due 08/20/50[3]		500,000	333,942
Total Foreign Government Debt
(Cost $4,707,479)			3,058,822

SENIOR FIXED RATE INTERESTS††† - 0.2%
Industrial - 0.2%
CTL Logistics
2.65% due 10/10/42		3,639,469	2,788,277
Total Senior Fixed Rate Interests
(Cost $3,639,469)			2,788,277

	Contracts
LISTED OPTIONS PURCHASED† - 0.8%
Put Options on:
Equity Options
S&P 500 Index Expiring November 2022 with strike price of $3,800.00 (Notional Value $54,501,424)		152	3,847,880
S&P 500 Index Expiring December 2022 with strike price of $3,600.00 (Notional Value $60,238,416)		168	2,920,680
S&P 500 Index Expiring April 2023 with strike price of $4,000.00 (Notional Value $21,155,158)		59	2,725,800
Total Equity Options			9,494,360

Total Listed Options Purchased
(Cost $6,156,669)			9,494,360

Total Investments - 106.7%
(Cost $1,591,371,317)			1,351,759,187

LISTED OPTIONS WRITTEN† - (0.2)%
Call Options on:
Equity Options
Figs, Inc. Expiring December 2022 with strike price of $50.00 (Notional Value $7,425)		9	—
Figs, Inc. Expiring December 2022 with strike price of $55.00 (Notional Value $7,425)		9	—
Total Call Equity Options			—

Put Options on:
Equity Options
S&P 500 Index Expiring December 2022 with strike price of $3,200.00 (Notional Value $60,238,416)		168	(1,046,640)
S&P 500 Index Expiring November 2022 with strike price of $3,400.00 (Notional Value $54,501,424)		152	(1,165,080)
Total Put Equity Options			(2,211,720)

Total Listed Options Written
(Premiums received $1,586,672)			(2,211,720)

OTC INTEREST RATE SWAPTIONS WRITTEN††,12 - 0.0%
Put Swaptions on:
Interest Rate Swaptions
Bank of America, N.A. 5-Year Interest Rate Swap Expiring November 2022 with exercise rate of 3.30%	USD	22,750,000	(647,142)
Total Interest Rate Swaptions			(647,142)

Total OTC Interest Rate Swaptions Written
(Premiums received $187,688)			(647,142)

Other Assets & Liabilities, net - (6.5)%			(79,837,904)
Total Net Assets - 100.0%			$1,269,062,421

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Depreciation**
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.45%	Annually	09/26/32	$16,100,000	$(143,221)	$428	$(143,649)
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	2.78%	Annually	07/18/27	123,000,000	(5,567,474)	817	(5,568,291)
								$(5,710,695)	$1,245	$(5,711,940)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
CORE BOND FUND

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	EUR	Sell	5,735,000	5,743,545 USD	10/17/22	$117,420
Morgan Stanley Capital Services LLC	GBP	Sell	2,897,000	3,339,204 USD	10/17/22	102,975
JPMorgan Chase Bank, N.A.	EUR	Buy	69,000	67,635 USD	10/17/22	55
JPMorgan Chase Bank, N.A.	EUR	Sell	1,028,000	1,003,785 USD	12/30/22	(11,184)
						$209,266

OTC Interest Rate Swaptions Written
Counterparty/ Description	Floating Rate Type	Floating Rate Index	Payment Frequency	Fixed Rate	Expiration Date	Exercise Rate	Swaption Notional Amount	Swaption Value
Put
Bank of America, N.A. 5-Year Interest Rate Swap	Pay	SOFR	Annual	3.30%	11/30/22	3.30%	$22,750,000	$(647,142)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at September 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Special Purpose Acquisition Company (SPAC).
[2]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[3]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $557,199,031 (cost $644,334,009), or 43.9% of total net assets.

[4]	Rate indicated is the 7-day yield as of September 30, 2022.
[5]	Perpetual maturity.
[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $778,995 (cost $932,290), or 0.1% of total net assets — See Note 10.

[7]	Security is an interest-only strip.
[8]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[9]	Security is a principal-only strip.
[10]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2022. See table below for additional step information for each security.

[11]	Zero coupon rate security.
[12]	Swaptions — See additional disclosure in the swaptions table above for more information on swaptions.
[13]	Security is unsettled at period end and does not have a stated effective rate.
[14]	All or a portion of this security is pledged as interest rate swap collateral at September 30, 2022.
BofA — Bank of America
CME — Chicago Mercantile Exchange
CMT — Constant Maturity Treasury
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
CORE BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$6,361,144	$275,514	$62		$6,636,720
Preferred Stocks	—	64,883,211	—	*	64,883,211
Warrants	20,830	—	7		20,837
Closed-End Funds	2,386,428	—	—		2,386,428
Money Market Funds	13,232,072	—	—		13,232,072
Corporate Bonds	—	440,674,881	24,819,063		465,493,944
Asset-Backed Securities	—	316,874,228	24,147,212		341,021,440
Collateralized Mortgage Obligations	—	235,692,796	4,110,384		239,803,180
U.S. Government Securities	—	141,684,110	—		141,684,110
Senior Floating Rate Interests	—	26,185,350	5,218,034		31,403,384
Federal Agency Bonds	—	17,844,121	—		17,844,121
Municipal Bonds	—	12,008,281	—		12,008,281
Foreign Government Debt	—	3,058,822	—		3,058,822
Senior Fixed Rate Interests	—	—	2,788,277		2,788,277
Options Purchased	9,494,360	—	—		9,494,360
Forward Foreign Currency Exchange Contracts**	—	220,450	—		220,450
Total Assets	$31,494,834	$1,259,401,764	$61,083,039		$1,351,979,637

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Options Written	$2,211,720	$—	$—	$2,211,720
Interest Rate Swaptions Written	—	647,142	—	647,142
Interest Rate Swap Agreements**	—	5,711,940	—	5,711,940
Forward Foreign Currency Exchange Contracts**	—	11,184	—	11,184
Unfunded Loan Commitments (Note 9)	—	—	84,249	84,249
Total Liabilities	$2,211,720	$6,370,266	$84,249	$8,666,235

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
CORE BOND FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within level 3 of the fair value hierarchy.

Category	Ending Balance at September 30, 2022	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$13,303,733	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Asset-Backed Securitie	294	Model Price	Purchase Price	—	—
Asset-Backed Securities	6,592,312	Yield Analysis	Yield	6.4%-7.0%	6.7%
Asset-Backed Securities	4,250,873	Third Party Pricing	Broker Quote	—	—
Collateralized Mortgage Obligations	4,110,384	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Common Stocks	62	Model Price	Liquidation Value	—	—
Corporate Bonds	19,743,482	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Corporate Bonds	1,917,671	Option adjusted spread off Third Party Pricing	Trade Price	—	—
Corporate Bonds	3,157,910	Yield Analysis	Yield	6.4%	—
Senior Fixed Rate Interests	2,788,277	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Senior Floating Rate Interests	4,378,341	Yield Analysis	Yield	9.3%	—
Senior Floating Rate Interests	839,693	Third Party Pricing	Broker Quote	—	—
Warrants	7	Model Price	Liquidation Value	—	—
Total Assets	$61,083,039
Liabilities:
Unfunded Loan Commitments	$84,249	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield or liquidation value would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2022, the Fund had securities with a total value of $6,922,316 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $5,828,319 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2022
CORE BOND FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended September 30, 2022:

	Assets								Liabilities
	Asset- Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Warrants	Common Stocks	Senior Fixed Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$43,311,905	$—	$34,387,505	$1,062,752	$—	$—	$3,543,333	$82,305,495	$(33,278)
Purchases/(Receipts)	9,603,109	—	3,050,000	5,543,730	—	—	—	18,196,839	—
(Sales, maturities and paydowns)/Fundings	(30,716,299)	—	(552,808)	(383,110)	—	—	(3,312)	(31,655,529)	36,638
Amortization of premiums/discounts	64,787	—	4,065	15,685	—	—	—	84,537	—
Total realized gains (losses) included in earnings	60,967	—	—	26,909	—	—	—	87,876	—
Total change in unrealized appreciation (depreciation) included in earnings	(989,120)	—	(6,541,833)	(747,479)	—	—	(751,744)	(9,030,176)	(87,609)
Transfers into Level 3	2,811,863	4,110,384	—	—	7	62	—	6,922,316	—
Transfers out of Level 3	—	—	(5,527,866)	(300,453)	—	—	—	(5,828,319)	—
Ending Balance	$24,147,212	$4,110,384	$24,819,063	$5,218,034	$7	$62	$2,788,277	$61,083,039	$(84,249)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2022	$(989,120)	$—	$(5,144,071)	$(738,635)	$—	$—	$(751,744)	$(7,623,570)	$(75,846)

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date
CSMC Trust 2020-NQM1, 1.72% due 05/25/65	2.72%	09/26/24
OBX 2022-NQM8 Trust 2022-NQM8, 6.10% due 09/25/62	7.10%	10/01/26
Verus Securitization Trust 2019-4, 2.85% due 11/25/59	3.85%	10/26/23

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

Assets:
Investments, at value (cost $1,591,371,317)	$1,351,759,187
Foreign currency, at value (cost 39,068)	39,068
Cash	372,445
Segregated cash with broker	310,948
Unamortized upfront premiums paid on interest rate swap agreements	1,245
Unrealized appreciation on forward foreign currency exchange contracts	220,450
Prepaid expenses	53,237
Receivables:
Securities sold	77,476,454
Interest	10,531,356
Fund shares sold	6,720,983
Dividends	24,690
Foreign tax reclaims	6,765
Total assets	1,447,516,828

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $110)	84,249
Options written, at value (premiums received $1,774,360)	2,858,862
Segregated cash due to broker	4,759,042
Unrealized depreciation on forward foreign currency exchange contracts	11,184
Payable for:
Securities purchased	161,192,509
Fund shares redeemed	8,178,747
Variation margin on interest rate swap agreements	301,357
Management fees	300,666
Transfer agent/maintenance fees	232,650
Distribution and service fees	52,926
Fund accounting/administration fees	14,110
Trustees’ fees*	4,894
Miscellaneous	463,211
Total liabilities	178,454,407
Net assets	$1,269,062,421

Net assets consist of:
Paid in capital	$1,550,685,515
Total distributable earnings (loss)	(281,623,094)
Net assets	$1,269,062,421

A-Class:
Net assets	$112,084,446
Capital shares outstanding	7,028,838
Net asset value per share	$15.95
Maximum offering price per share (Net asset value divided by 96.00%)	$16.61

C-Class:
Net assets	$20,969,660
Capital shares outstanding	1,320,816
Net asset value per share	$15.88

P-Class:
Net assets	$53,203,204
Capital shares outstanding	3,333,455
Net asset value per share	$15.96

Institutional Class:
Net assets	$1,082,805,111
Capital shares outstanding	67,994,256
Net asset value per share	$15.92

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CORE BOND FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2022

Investment Income:
Dividends	$2,522,704
Interest (net of foreign withholding tax of $19,484)	46,862,756
Total investment income	49,385,460

Expenses:
Management fees	5,788,622
Distribution and service fees:
A-Class	331,105
C-Class	269,054
P-Class	192,325
Transfer agent/maintenance fees:
A-Class	87,558
C-Class	30,701
P-Class	150,301
Institutional Class	1,336,014
Fund accounting/administration fees	893,202
Professional fees	129,851
Line of credit fees	98,438
Interest expense	53,877
Custodian fees	40,146
Trustees’ fees*	15,337
Miscellaneous	319,289
Recoupment of previously waived fees:
A-Class	8,157
C-Class	150
Total expenses	9,744,127
Less:
Expenses reimbursed by Adviser:
A-Class	(37,546)
C-Class	(19,565)
P-Class	(115,220)
Institutional Class	(1,299,751)
Expenses waived by Adviser	(80,877)
Earnings credits applied	(1,080)
Total waived/reimbursed expenses	(1,554,039)
Net expenses	8,190,088
Net investment income	41,195,372

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(37,310,090)
Investments sold short	53,035
Swap agreements	(267,391)
Options purchased	4,983,391
Options written	(2,261,338)
Forward foreign currency exchange contracts	2,059,346
Foreign currency transactions	36,165
Net realized loss	(32,706,882)
Net change in unrealized appreciation (depreciation) on:
Investments	(275,687,244)
Investments sold short	(55,804)
Swap agreements	(5,758,376)
Options purchased	1,236,071
Options written	(1,225,827)
Forward foreign currency exchange contracts	(4,590)
Foreign currency translations	(5,866)
Net change in unrealized appreciation (depreciation)	(281,501,636)
Net realized and unrealized loss	(314,208,518)
Net decrease in net assets resulting from operations	$(273,013,146)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$41,195,372	$38,596,466
Net realized gain (loss) on investments	(32,706,882)	32,193,034
Net change in unrealized appreciation (depreciation) on investments	(281,501,636)	(36,579,122)
Net increase (decrease) in net assets resulting from operations	(273,013,146)	34,210,378

Distributions to shareholders:
A-Class	(5,310,242)	(6,777,135)
C-Class	(886,223)	(1,300,689)
P-Class	(3,202,815)	(3,119,744)
Institutional Class	(53,683,559)	(62,477,661)
Total distributions to shareholders	(63,082,839)	(73,675,229)

Capital share transactions:
Proceeds from sale of shares
A-Class	25,104,560	40,344,152
C-Class	3,987,535	12,009,830
P-Class	23,865,120	50,228,861
Institutional Class	846,789,895	818,599,668
Distributions reinvested
A-Class	4,975,780	6,350,495
C-Class	789,061	1,147,128
P-Class	3,202,815	3,119,734
Institutional Class	50,481,098	58,072,751
Cost of shares redeemed
A-Class	(39,064,313)	(111,584,248)
C-Class	(11,198,757)	(12,039,187)
P-Class	(45,775,520)	(23,176,345)
Institutional Class	(914,366,168)	(598,902,302)
Net increase (decrease) from capital share transactions	(51,208,894)	244,170,537
Net increase (decrease) in net assets	(387,304,879)	204,705,686

Net assets:
Beginning of year	1,656,367,300	1,451,661,614
End of year	$1,269,062,421	$1,656,367,300

Capital share activity:
Shares sold
A-Class	1,393,708	1,985,400
C-Class	219,121	595,114
P-Class	1,227,313	2,494,993
Institutional Class	47,258,448	40,361,294
Shares issued from reinvestment of distributions
A-Class	268,662	312,565
C-Class	42,495	56,670
P-Class	172,067	153,682
Institutional Class	2,738,168	2,864,869
Shares redeemed
A-Class	(2,163,532)	(5,426,999)
C-Class	(613,680)	(600,885)
P-Class	(2,510,695)	(1,149,450)
Institutional Class	(51,037,587)	(29,741,956)
Net increase (decrease) in shares	(3,005,512)	11,905,297

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CORE BOND FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$20.06	$20.53	$18.94	$18.33	$18.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.46	.44	.37	.41	.49
Net gain (loss) on investments (realized and unrealized)	(3.84)	(.01)	1.63	.63	(.22)
Total from investment operations	(3.38)	.43	2.00	1.04	.27
Less distributions from:
Net investment income	(.47)	(.47)	(.41)	(.43)	(.49)
Net realized gains	(.26)	(.43)	—	—	—
Total distributions	(.73)	(.90)	(.41)	(.43)	(.49)
Net asset value, end of period	$15.95	$20.06	$20.53	$18.94	$18.33

Total Return[b]	(17.30%)	2.09%	10.68%	5.72%	1.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$112,084	$151,026	$218,856	$149,442	$119,066
Ratios to average net assets:
Net investment income (loss)	2.53%	2.20%	1.87%	2.23%	2.64%
Total expenses[c]	0.82%	0.85%	0.85%	0.89%	0.93%
Net expenses[d,e,f]	0.78%	0.79%	0.79%	0.80%	0.83%
Portfolio turnover rate	49%	103%	126%	77%	53%

C-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$19.97	$20.45	$18.86	$18.25	$18.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.33	.29	.22	.28	.35
Net gain (loss) on investments (realized and unrealized)	(3.83)	(.03)	1.64	.62	(.22)
Total from investment operations	(3.50)	.26	1.86	.90	.13
Less distributions from:
Net investment income	(.33)	(.31)	(.27)	(.29)	(.35)
Net realized gains	(.26)	(.43)	—	—	—
Total distributions	(.59)	(.74)	(.27)	(.29)	(.35)
Net asset value, end of period	$15.88	$19.97	$20.45	$18.86	$18.25

Total Return[b]	(17.90%)	1.34%	9.86%	4.96%	0.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,970	$33,407	$33,163	$22,531	$18,799
Ratios to average net assets:
Net investment income (loss)	1.78%	1.46%	1.13%	1.50%	1.92%
Total expenses[c]	1.61%	1.61%	1.62%	1.67%	1.75%
Net expenses[d,e,f]	1.53%	1.54%	1.54%	1.55%	1.57%
Portfolio turnover rate	49%	103%	126%	77%	53%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

CORE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$20.07	$20.55	$18.96	$18.34	$18.56
Income (loss) from investment operations:
Net investment income (loss)[a]	.46	.44	.36	.41	.48
Net gain (loss) on investments (realized and unrealized)	(3.84)	(.02)	1.64	.63	(.21)
Total from investment operations	(3.38)	.42	2.00	1.04	.27
Less distributions from:
Net investment income	(.47)	(.47)	(.41)	(.42)	(.49)
Net realized gains	(.26)	(.43)	—	—	—
Total distributions	(.73)	(.90)	(.41)	(.42)	(.49)
Net asset value, end of period	$15.96	$20.07	$20.55	$18.96	$18.34

Total Return	(17.30%)	2.04%	10.67%	5.77%	1.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,203	$89,223	$60,534	$50,258	$48,263
Ratios to average net assets:
Net investment income (loss)	2.49%	2.17%	1.86%	2.24%	2.61%
Total expenses[c]	0.94%	0.90%	0.91%	0.93%	0.94%
Net expenses[d,e,f]	0.78%	0.79%	0.79%	0.80%	0.80%
Portfolio turnover rate	49%	103%	126%	77%	53%

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CORE BOND FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$20.03	$20.51	$18.91	$18.30	$18.52
Income (loss) from investment operations:
Net investment income (loss)[a]	.52	.50	.42	.47	.54
Net gain (loss) on investments (realized and unrealized)	(3.85)	(.03)	1.65	.62	(.22)
Total from investment operations	(3.33)	.47	2.07	1.09	.32
Less distributions from:
Net investment income	(.52)	(.52)	(.47)	(.48)	(.54)
Net realized gains	(.26)	(.43)	—	—	—
Total distributions	(.78)	(.95)	(.47)	(.48)	(.54)
Net asset value, end of period	$15.92	$20.03	$20.51	$18.91	$18.30

Total Return	(17.09%)	2.34%	11.07%	6.03%	1.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,082,805	$1,382,711	$1,139,109	$613,571	$380,974
Ratios to average net assets:
Net investment income (loss)	2.84%	2.49%	2.17%	2.52%	2.92%
Total expenses[c]	0.60%	0.60%	0.58%	0.62%	0.60%
Net expenses[d,e,f]	0.49%	0.50%	0.50%	0.51%	0.52%
Portfolio turnover rate	49%	103%	126%	77%	53%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
A-Class	0.01%	0.01%	0.00%*	—	0.00%*
C-Class	0.00%*	—	0.00%*	—	0.00%*
P-Class	—	—	0.00%*	0.00%*	0.00%*
Institutional Class	—	—	0.00%*	—	0.00%*

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
A-Class	0.77%	0.78%	0.78%	0.79%	0.82%
C-Class	1.52%	1.53%	1.53%	1.54%	1.57%
P-Class	0.77%	0.78%	0.78%	0.79%	0.80%
Institutional Class	0.48%	0.49%	0.49%	0.50%	0.52%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2022

To Our Shareholders

Security Investors, LLC (“SI”) serves as the investment adviser to Guggenheim Municipal Income Fund (“Fund”). Guggenheim Partners Investment Management, LLC (“GPIM”) and Guggenheim Partners Advisors, LLC (“GPA”), an affiliate of GPIM, serve as the Fund’s sub-advisers (“each a “Sub-Adviser”). The Fund is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Guggenheim Investments, Chief Investment Officer of GPA, and Global Chief Investment Officer and Managing Partner of Guggenheim Partners, LLC; Anne B. Walsh, CFA, JD, Chief Investment Officer, Fixed Income, Portfolio Manager, and Managing Partner of GPIM; Allen Li, CFA, Managing Director and Portfolio Manager of GPIM; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, Senior Managing Director and Portfolio Manager of GPIM; and Adam J. Bloch, Managing Director and Portfolio Manager of GPIM. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund returned -16.67%1, underperforming the Fund’s benchmark, the Bloomberg Municipal Bond Index, which returned -11.50% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Accelerating inflation expectations and multiple rounds of interest rate hikes by the Federal Reserve were the primary drivers of municipal market performance during the Reporting Period. Technical factors that propelled positive performance in fiscal year 2021 – such as mutual fund inflows and negative net supply – swung in the opposite direction during the Reporting Period, more than offsetting positive developments in credit fundamentals of most municipal obligors.

Investors stampeded out of municipal mutual funds, which experienced $91.5 billion of outflows – a new record –during the first nine months of 2022. Long duration paper was disproportionately impacted, as investors avoided interest rate risk. Within the Bloomberg Municipal Bond Index, bonds maturing beyond 22 years returned -18.48% during fiscal year 2022, underperforming the broader Index by nearly 700 basis points.

A similar story played out within the Fund, where long duration assets such as zero-coupon bonds and tax-exempt agency commercial mortgage-backed securities contributed to the underperformance. Tax-exempt closed-end funds, with their levered duration profile and exposure to short-term funding costs, also came under pressure and lagged cash bonds.

During the Reporting Period, the Fund used interest rate swaps to help manage duration positioning . Over the Reporting Period, interest rate swaps contributed to performance.

How was the Fund positioned at the end of the Reporting Period?

We continue to emphasize security selection of high-quality municipal issuers in the current environment. While most municipalities enter 2023 with high fund reserves and prudent budget planning, a slowing economic environment should favor the high quality, long duration securities that are overweight in the Fund. We remain focused on structural creditworthiness that can endure macroeconomic volatility while generating tax-exempt income that is competitive with high quality taxable bond markets.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

MUNICIPAL INCOME FUND

OBJECTIVE: Seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	34.6%
AA	38.2%
A	10.5%
BBB	2.5%
BB	0.7%
NR2	0.2%
Other Instruments	13.3%
Total Investments	100.0%

Inception Dates:
A-Class	April 28, 2004
C-Class	January 13, 2012
P-Class	May 1, 2015
Institutional Class	January 13, 2012

Ten Largest Holdings (% of Total Net Assets)
El Camino Healthcare District General Obligation Unlimited	3.9%
Freddie Mac Multifamily ML Certificates Revenue Bonds, 2.49%	3.6%
Freddie Mac Multifamily, 1.90%	3.0%
Denton County Housing Finance Corp. Revenue Bonds, 2.15%	3.0%
Ysleta Independent School District General Obligation Unlimited, 4.00%	2.5%
Stockton Unified School District General Obligation Unlimited	2.5%
Dayton-Montgomery County Port Authority Revenue Bonds, 1.83%	2.4%
Freddie Mac Multifamily Variable Rate Certificate Revenue Bonds, 3.15%	2.3%
Los Angeles Department of Water & Power Revenue Bonds, 5.00%	2.1%
Bexar County Hospital District General Obligation Limited, 5.00%	2.1%
Top Ten Total	27.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(16.67%)	(0.71%)	0.99%
A-Class Shares with sales charge‡	(20.00%)	(1.52%)	0.50%
C-Class Shares	(17.23%)	(1.43%)	0.25%
C-Class Shares with CDSC§	(18.05%)	(1.43%)	0.25%
Institutional Class Shares	(16.46%)	(0.48%)	1.25%
Bloomberg Municipal Bond Index	(11.50%)	0.59%	1.79%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	(16.61%)	(0.71%)	0.29%
Bloomberg Municipal Bond Index	(11.50%)	0.59%	1.44%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Municipal Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional shares will vary due to differences in fee structures.

‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
~

Effective January 13, 2012, the Fund acquired all of the assets and liabilities of the TS&W/Claymore Tax-Advantage Balanced Fund (“TYW”), a registered closed-end management investment company. The A-Class performance prior to that date reflects performance of TYW.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2022
MUNICIPAL INCOME FUND

	Shares	Value
CLOSED-END FUNDS† - 8.7%
BlackRock MuniVest Fund, Inc.	90,802	$602,925
Nuveen California Quality Municipal Income Fund	49,986	548,346
BlackRock Municipal Income Quality Trust	43,500	477,195
BlackRock MuniYield Quality Fund, Inc.	42,500	469,625
DWS Municipal Income Trust	53,020	441,126
BlackRock Municipal Income Fund, Inc.	38,861	422,030
Invesco Trust for Investment Grade Municipals	40,355	377,723
Invesco Municipal Trust	36,338	332,130
Nuveen AMT-Free Quality Municipal Income Fund	29,451	312,181
BlackRock MuniHoldings California Quality Fund, Inc.	27,404	294,319
Total Closed-End Funds
(Cost $5,626,620)		4,277,600

MONEY MARKET FUNDS† - 3.7%
Dreyfus AMT-Free Tax Exempt Cash Management Fund — Institutional Shares, 1.96%[1]	1,389,627	1,389,627
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 2.15%[1]	423,438	423,438
Total Money Market Funds
(Cost $1,813,065)		1,813,065

	Face Amount
MUNICIPAL BONDS†† - 81.6%
California - 23.5%
El Camino Healthcare District General Obligation Unlimited
due 08/01/29[2]	$2,500,000	1,925,290
Stockton Unified School District General Obligation Unlimited
due 08/01/33[2]	2,000,000	1,231,629
due 08/01/37[2]	810,000	399,195
due 08/01/42[2]	250,000	92,665
Los Angeles Department of Water & Power Revenue Bonds
5.00% due 07/01/50	1,000,000	1,043,180
San Diego Unified School District General Obligation Unlimited
due 07/01/39[2]	1,000,000	452,355
due 07/01/46[2]	1,360,000	411,972
Sierra Joint Community College District School Facilities District No. 1 General Obligation Unlimited
due 08/01/31[2]	705,000	504,990
due 08/01/30[2]	415,000	311,523
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited
due 08/01/42[3,6]	1,000,000	662,708
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/39[2]	1,300,000	600,366
Sonoma Valley Unified School District General Obligation Unlimited
4.00% due 08/01/44	600,000	539,599
State of California General Obligation Unlimited
5.00% due 09/01/26	500,000	533,949
Compton Unified School District General Obligation Unlimited
due 06/01/40[2]	1,000,000	422,646
Delhi Unified School District General Obligation Unlimited
5.00% due 08/01/44	250,000	257,982
Gustine Unified School District General Obligation Unlimited
5.00% due 08/01/26	220,000	233,342
Alameda Corridor Transportation Authority Revenue Bonds
due 10/01/51	500,000	227,971
Stockton Public Financing Authority Revenue Bonds
5.00% due 10/01/33	200,000	213,304
M-S-R Energy Authority Revenue Bonds
6.13% due 11/01/29	190,000	206,383
Upland Unified School District General Obligation Unlimited
due 08/01/38[2]	400,000	184,600
El Monte Union High School District General Obligation Unlimited
due 06/01/43[2]	500,000	172,367
Westside Elementary School District General Obligation Unlimited
5.00% due 08/01/48	155,000	160,614
Rio Hondo Community College District General Obligation Unlimited
due 08/01/29[2]	200,000	153,303
Freddie Mac Multifamily VRD Certificates Revenue Bonds
2.40% due 10/15/29	150,000	137,256
Coast Community College District General Obligation Unlimited
due 08/01/40[2]	250,000	108,518
Department of Veterans Affairs Veteran’s Farm & Home Purchase Program Revenue Bonds
3.45% due 12/01/39	110,000	106,943
California - 23.5%
Buena Park School District General Obligation Unlimited
5.00% due 08/01/47	100,000	103,689

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MUNICIPAL INCOME FUND

	Face Amount	Value
City of Los Angeles Department of Airports Revenue Bonds
5.00% due 05/15/44	$100,000	$103,509
Roseville Joint Union High School District General Obligation Unlimited
due 08/01/30[2]	100,000	73,413
Total California		11,575,261

Texas - 17.0%
Denton County Housing Finance Corp. Revenue Bonds
2.15% due 11/01/38	2,000,000	1,492,946
Central Texas Regional Mobility Authority Revenue Bonds
5.00% due 01/01/45	1,250,000	1,254,300
Ysleta Independent School District General Obligation Unlimited
4.00% due 08/15/52	1,400,000	1,232,334
Bexar County Hospital District General Obligation Limited
5.00% due 02/15/47	1,000,000	1,033,267
Cleveland Independent School District General Obligation Unlimited
4.00% due 02/15/52	1,000,000	884,783
North Texas Tollway Authority Revenue Bonds
due 01/01/36[2]	1,000,000	540,552
Lindale Independent School District General Obligation Unlimited
5.00% due 02/15/49	200,000	211,228
United Independent School District General Obligation Unlimited
5.00% due 08/15/49	200,000	211,228
Southwest Independent School District General Obligation Unlimited
due 02/01/42[2]	500,000	198,451
Clifton Higher Education Finance Corp. Revenue Bonds
4.00% due 08/15/33	200,000	196,661
Arlington Higher Education Finance Corp. Revenue Bonds
5.00% due 12/01/46	200,000	195,755
Grand Parkway Transportation Corp. Revenue Bonds
5.00% due 10/01/43	175,000	181,348
Harris County-Houston Sports Authority Revenue Bonds
due 11/15/53[2]	1,000,000	174,859
Texas Municipal Gas Acquisition and Supply Corporation I Revenue Bonds
6.25% due 12/15/26	135,000	140,264
Hutto Independent School District General Obligation Unlimited
5.00% due 08/01/49	100,000	105,208
Mansfield Independent School District General Obligation Unlimited
5.00% due 02/15/44	100,000	104,340
	Face Amount
University of North Texas System Revenue Bonds
5.00% due 04/15/44	100,000	102,819
City of Arlington Texas Special Tax Revenue Special Tax
5.00% due 02/15/48	100,000	100,744
San Antonio Education Facilities Corp. Revenue Bonds
5.00% due 06/01/23	10,000	10,024
Tarrant County Health Facilities Development Corp. Revenue Bonds
6.00% due 09/01/24	5,000	5,138
Leander Independent School District General Obligation Unlimited
due 08/15/24[2]	5,000	2,760
Total Texas		8,379,009

New York - 4.7%
New York City Municipal Water Finance Authority Revenue Bonds
5.00% due 06/15/49	1,000,000	1,031,115
New York City Industrial Development Agency Revenue Bonds
4.00% due 03/01/32	500,000	503,415
New York Transportation Development Corp. Revenue Bonds
5.00% due 12/01/22	250,000	250,392
5.00% due 07/01/34	200,000	201,070
New York State Dormitory Authority Revenue Bonds
4.00% due 08/01/43	250,000	224,729
New York Power Authority Revenue Bonds
4.00% due 11/15/45	100,000	89,832
Total New York		2,300,553

Ohio - 3.2%
Dayton-Montgomery County Port Authority Revenue Bonds
1.83% due 09/01/38	1,600,000	1,170,189
County of Miami Ohio Revenue Bonds
5.00% due 08/01/33	200,000	205,380
American Municipal Power, Inc. Revenue Bonds
5.00% due 02/15/41	200,000	203,015
Total Ohio		1,578,584

Tennessee - 3.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds
2.25% due 07/01/45	1,500,000	968,089
City of Shelbyville & Bedford County Health Educational & Housing Facility Board Revenue Bonds
2.21% due 06/01/38	500,000	369,730

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MUNICIPAL INCOME FUND

	Face Amount	Value
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds
2.48% due 12/01/37	$200,000	$155,397
Total Tennessee		1,493,216

Arizona - 2.9%
Arizona Industrial Development Authority Revenue Bonds
2.12% due 07/01/37	1,162,404	868,285
Maricopa County Industrial Development Authority Revenue Bonds
5.00% due 01/01/41	250,000	256,176
Salt Verde Financial Corp. Revenue Bonds
5.00% due 12/01/32	200,000	201,484
Pinal County Elementary School District No. 4 Casa Grande General Obligation Unlimited
5.00% due 07/01/37	100,000	107,357
Total Arizona		1,433,302

Oregon - 2.7%
Clackamas & Washington Counties School District No. 3 General Obligation Unlimited
due 06/15/48[2]	2,000,000	522,857
due 06/15/50[2]	400,000	93,775
due 06/15/49[2]	350,000	86,649
Salem-Keizer School District No. 24J General Obligation Unlimited
due 06/15/40[2]	1,250,000	535,568
University of Oregon Revenue Bonds
5.00% due 04/01/48	100,000	102,999
Total Oregon		1,341,848

Colorado - 2.6%
E-470 Public Highway Authority Revenue Bonds
5.00% due 09/01/36	650,000	692,062
City & County of Denver Colorado Airport System Revenue Bonds
5.00% due 12/01/28	200,000	208,845
City & County of Denver Colorado Dedicated Excise Tax Revenue Bonds
due 08/01/30[2]	200,000	145,816
Colorado Educational & Cultural Facilities Authority Revenue Bonds
5.00% due 03/01/47	110,000	112,848
Colorado School of Mines Revenue Bonds
5.00% due 12/01/47	100,000	102,935
Total Colorado		1,262,506

Virginia - 2.5%
Freddie Mac Multifamily Variable Rate Certificate Revenue Bonds
3.15% due 10/15/36	1,290,000	1,109,341
Loudoun County Economic Development Authority Revenue Bonds
due 07/01/49[2]	500,000	129,767
City of Norfolk Virginia General Obligation Unlimited
2.50% due 10/01/46[3]	5,000	4,950
Total Virginia		1,244,058

North Carolina - 2.0%
Inlivian Revenue Bonds
2.02% due 04/01/42	1,000,000	655,492
North Carolina Central University Revenue Bonds
5.00% due 04/01/44	300,000	311,275
Total North Carolina		966,767

District of Columbia - 2.0%
District of Columbia Revenue Bonds
4.00% due 03/01/39	1,000,000	960,926

West Virginia - 1.9%
West Virginia University Revenue Bonds
5.00% due 10/01/41	600,000	642,846
West Virginia Hospital Finance Authority Revenue Bonds
5.00% due 06/01/42	300,000	298,148
Total West Virginia		940,994

Illinois - 1.9%
City of Chicago Illinois Wastewater Transmission Revenue Bonds
5.25% due 01/01/42	400,000	411,760
Illinois Finance Authority Revenue Bonds
5.00% due 10/01/38	250,000	268,387
University of Illinois Revenue Bonds
6.00% due 10/01/29	200,000	204,740
County of State Clair Illinois Highway Revenue Bonds
4.25% due 01/01/23	40,000	40,111
Total Illinois		924,998

Washington - 1.6%
Yakima & Kittitas Counties School District No. 119 Selah General Obligation Unlimited
5.00% due 12/01/42	200,000	212,741
County of King Washington Sewer Revenue Bonds
5.00% due 07/01/42	200,000	207,661
Central Puget Sound Regional Transit Authority Revenue Bonds
5.00% due 11/01/41	200,000	207,277
Washington State Convention Center Public Facilities District Revenue Bonds
4.00% due 07/01/48	210,000	162,339
Total Washington		790,018

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MUNICIPAL INCOME FUND

	Face Amount	Value
New Jersey - 1.2%
New Jersey Turnpike Authority Revenue Bonds
5.00% due 01/01/31	$300,000	$319,067
New Jersey Economic Development Authority Revenue Bonds
5.00% due 06/01/28	250,000	264,636
Total New Jersey		583,703

Oklahoma - 1.1%
Oklahoma Development Finance Authority Revenue Bonds
5.00% due 08/15/28	350,000	335,989
Oklahoma City Airport Trust Revenue Bonds
5.00% due 07/01/30	200,000	207,406
Total Oklahoma		543,395

Michigan - 1.0%
Michigan State Hospital Finance Authority Revenue Bonds
5.00% due 11/15/47	200,000	199,785
Michigan State Housing Development Authority Revenue Bonds
3.35% due 12/01/34	200,000	175,358
Flint Hospital Building Authority Revenue Bonds
5.00% due 07/01/25	100,000	101,892
Total Michigan		477,035

Missouri - 0.8%
Industrial Development Authority of the City of State Louis Missouri Revenue Bonds
2.22% due 12/01/38	494,941	379,326

Arkansas - 0.7%
County of Baxter Arkansas Revenue Bonds
5.00% due 09/01/26	330,000	338,819

Alaska - 0.5%
University of Alaska Revenue Bonds
5.00% due 10/01/40	260,000	270,115

Louisiana - 0.5%
City of Shreveport Louisiana Water & Sewer Revenue Bonds
5.00% due 12/01/35	250,000	264,183
Louisiana Public Facilities Authority Revenue Bonds
5.00% due 05/15/26	5,000	5,212
Total Louisiana		269,395

Nebraska - 0.4%
Central Plains Energy Project Revenue Bonds
5.00% due 09/01/29	200,000	204,977

South Carolina - 0.4%
Charleston County Airport District Revenue Bonds
5.00% due 07/01/43	200,000	204,436

Vermont - 0.4%
Vermont Educational & Health Buildings Financing Agency Revenue Bonds
5.00% due 12/01/46	200,000	196,569

Connecticut - 0.4%
New Haven Housing Authority Revenue Bonds
2.26% due 05/01/38	246,430	187,482

South Dakota - 0.3%
South Dakota Board of Regents Housing & Auxiliary Facilities System Revenue Bonds
5.00% due 04/01/34	150,000	157,710

Massachusetts - 0.3%
Massachusetts Development Finance Agency Revenue Bonds
5.00% due 10/01/34	150,000	154,418

Pennsylvania - 0.3%
Allegheny County Hospital Development Authority Revenue Bonds
5.00% due 07/15/32	100,000	103,520
Owen J Roberts School District General Obligation Unlimited
5.00% due 05/15/23	25,000	25,285
City of Erie Pennsylvania General Obligation Unlimited
3.10% due 11/15/22	5,000	4,950
Total Pennsylvania		133,755

Florida - 0.2%
Greater Orlando Aviation Authority Revenue Bonds
5.00% due 10/01/32	100,000	103,854
Florida Higher Educational Facilities Financial Authority Revenue Bonds
3.00% due 12/01/22	15,000	14,847
Total Florida		118,701

Idaho - 0.2%
Idaho Housing & Finance Association Revenue Bonds
5.00% due 07/15/30	100,000	108,811

Utah - 0.2%
South Davis Metro Fire Service Area Revenue Bonds
5.00% due 12/01/34	100,000	105,825

Rhode Island - 0.2%
Rhode Island Health and Educational Building Corp. Revenue Bonds
5.00% due 05/15/42	100,000	105,761

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MUNICIPAL INCOME FUND

	Face Amount	Value
Montana - 0.2%
Montana State Board of Regents Revenue Bonds
5.00% due 11/15/43	$100,000	$104,522

Kansas - 0.2%
University of Kansas Hospital Authority Revenue Bonds
5.00% due 09/01/48	100,000	101,808

Iowa - 0.2%
PEFA, Inc. Revenue Bonds
5.00% due 09/01/26[3,4]	100,000	101,525

New Hampshire - 0.1%
New Hampshire Health and Education Facilities Authority Act Revenue Bonds
5.00% due 01/01/23	60,000	60,277

New Mexico - 0.0%
City of Albuquerque New Mexico Gross Receipts Tax Revenue Bonds
5.00% due 07/01/25	20,000	20,389
Maryland - 0.0%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds
5.00% due 07/01/27	5,000	5,169
Total Municipal Bonds
(Cost $48,723,509)		40,125,963

	Shares
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 6.6%
Government Agency - 6.6%
Freddie Mac Multifamily ML Certificates Revenue Bonds
2.49% due 07/25/35	2,164,255	1,744,275
Freddie Mac Multifamily
1.90% due 11/25/37	1,960,448	1,493,371
Total Government Agency		3,237,646
Total Collateralized Mortgage Obligations
(Cost $4,276,706)		3,237,646

U.S. TREASURY BILLS††,5 – 1.1%
U.S. Treasury Bills
2.26% due 12/08/22	380,000	377,944
2.91% due 01/19/23	120,000	118,789
2.83% due 01/19/23	50,000	49,495
Total U.S. Treasury Bills
(Cost $546,874)		546,228
Total Investments - 101.7%
(Cost $60,986,774)		$50,000,502
Other Assets & Liabilities, net - (1.7)%		(824,676)
Total Net Assets - 100.0%		$49,175,826

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.67%	Quarterly	09/27/51	$2,850,000	$900,422	$338	$900,084
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.28%	Quarterly	11/04/50	1,200,000	460,175	301	459,874
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.60%	Quarterly	08/06/51	1,300,000	425,656	310	425,346
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	2.78%	Annually	07/25/32	3,340,000	219,011	321	218,690
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	1.48%	Annually	01/27/29	1,350,000	168,825	278	168,547
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	2.78%	Annually	07/18/27	5,600,000	(253,479)	311	(253,790)
								$1,920,610	$1,859	$1,918,751

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2022
MUNICIPAL INCOME FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2022.
[2]	Zero coupon rate security.
[3]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2022. See table below for additional step information for each security.

[4]	The rate is adjusted periodically by the counterparty, allows the holder to tender the security upon a rate reset, and is not based upon a set reference rate and spread.
[5]	Rate indicated is the rate effective at September 30, 2022.
[6]	Security has no current coupon. However, a coupon rate will come into effect at a future rate reset date.
BofA — Bank of America
CME — Chicago Mercantile Exchange
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Closed-End Funds	$4,277,600	$—	$—	$4,277,600
Money Market Funds	1,813,065	—	—	1,813,065
Municipal Bonds	—	40,125,963	—	40,125,963
Collateralized Mortgage Obligations	—	3,237,646	—	3,237,646
U.S. Treasury Bills	—	546,228	—	546,228
Interest Rate Swap Agreements**	—	2,172,541	—	2,172,541
Total Assets	$6,090,665	$46,082,378	$—	$52,173,043

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Swap Agreements**	$—	$253,790	$—	$253,790

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
City of Norfolk Virginia General Obligation Unlimited, 2.50% due 10/01/46	3.00%	10/01/22	3.75% - 5.00%	10/01/26 - 10/01/41
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited, due 08/01/42	6.85%	08/01/32	—	—

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

Assets:
Investments, at value (cost $60,986,774)	$50,000,502
Segregated cash with broker	67,778
Unamortized upfront premiums paid on interest rate swap agreements	1,859
Prepaid expenses	29,585
Receivables:
Interest	274,588
Variation margin on interest rate swap agreements	60,801
Dividends	15,671
Fund shares sold	509
Total assets	50,451,293

Liabilities:
Overdraft due to custodian bank	7,972
Segregated cash due to broker	900
Payable for:
Securities purchased	1,048,730
Fund shares redeemed	138,085
Transfer agent/maintenance fees	11,655
Distribution and service fees	10,149
Due to Investment Adviser	5,837
Fund accounting/administration fees	4,702
Distributions to shareholders	4,534
Trustees’ fees*	1,352
Miscellaneous	41,551
Total liabilities	1,275,467
Net assets	$49,175,826

Net assets consist of:
Paid in capital	$57,588,344
Total distributable earnings (loss)	(8,412,518)
Net assets	$49,175,826

A-Class:
Net assets	$43,354,179
Capital shares outstanding	3,950,722
Net asset value per share	$10.97
Maximum offering price per share (Net asset value divided by 96.00%)	$11.43

C-Class:
Net assets	$1,063,378
Capital shares outstanding	96,980
Net asset value per share	$10.96

P-Class:
Net assets	$129,154
Capital shares outstanding	11,778
Net asset value per share	$10.97

Institutional Class:
Net assets	$4,629,115
Capital shares outstanding	421,809
Net asset value per share	$10.97

STATEMENT OF OPERATIONS
Year Ended September 30, 2022

Investment Income:
Dividends	$332,305
Interest	1,348,373
Total investment income	1,680,678

Expenses:
Management fees	320,076
Distribution and service fees:
A-Class	132,813
C-Class	16,037
P-Class	430
Transfer agent/maintenance fees:
A-Class	43,862
C-Class	2,088
P-Class	661
Institutional Class	14,528
Registration fees	69,740
Fund accounting/administration fees	47,327
Professional fees	43,168
Trustees’ fees*	13,112
Custodian fees	5,005
Line of credit fees	4,432
Interest expense	578
Miscellaneous	28,039
Recoupment of previously waived fees:
A-Class	8,147
C-Class	177
P-Class	22
Institutional Class	848
Total expenses	751,090
Less: Expenses reimbursed by Adviser:
A-Class	(50,189)
C-Class	(2,282)
P-Class	(677)
Institutional Class	(15,279)
Expenses waived by Adviser	(187,754)
Total waived/reimbursed expenses	(256,181)
Net expenses	494,909
Net investment income	1,185,769

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(374,781)
Swap agreements	1,173,103
Net realized gain	798,322
Net change in unrealized appreciation (depreciation) on:
Investments	(14,288,157)
Swap agreements	1,261,849
Net change in unrealized appreciation (depreciation)	(13,026,308)
Net realized and unrealized loss	(12,227,986)
Net decrease in net assets resulting from operations	$(11,042,217)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

MUNICIPAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,185,769	$1,442,781
Net realized gain on investments	798,322	360,400
Net change in unrealized appreciation (depreciation) on investments	(13,026,308)	1,033,570
Net increase (decrease) in net assets resulting from operations	(11,042,217)	2,836,751

Distributions to shareholders:
A-Class	(1,171,658)	(1,163,850)
C-Class	(24,004)	(21,932)
P-Class	(3,881)	(3,987)
Institutional Class	(235,117)	(298,334)
Total distributions to shareholders	(1,434,660)	(1,488,103)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,529,943	5,705,743
C-Class	540,692	15,573
P-Class	8,594	56,120
Institutional Class	4,638,825	6,430,829
Distributions reinvested
A-Class	1,073,119	1,058,269
C-Class	22,692	20,578
P-Class	3,881	3,987
Institutional Class	231,198	294,007
Cost of shares redeemed
A-Class	(15,257,098)	(7,038,305)
C-Class	(929,727)	(481,275)
P-Class	(70,519)	(44,766)
Institutional Class	(11,258,625)	(7,617,977)
Net decrease from capital share transactions	(16,467,025)	(1,597,217)
Net decrease in net assets	(28,943,902)	(248,569)

Net assets:
Beginning of year	78,119,728	78,368,297
End of year	$49,175,826	$78,119,728

Capital share activity:
Shares sold
A-Class	341,411	421,464
C-Class	41,372	1,157
P-Class	690	4,134
Institutional Class	366,434	478,875
Shares issued from reinvestment of distributions
A-Class	86,038	78,479
C-Class	1,798	1,529
P-Class	310	296
Institutional Class	18,207	21,808
Shares redeemed
A-Class	(1,183,904)	(524,684)
C-Class	(77,700)	(35,903)
P-Class	(5,573)	(3,349)
Institutional Class	(911,726)	(565,459)
Net decrease in shares	(1,322,643)	(121,653)

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$13.46	$13.23	$13.12	$12.46	$12.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.25	.26	.30	.30
Net gain (loss) on investments (realized and unrealized)	(2.44)	.23	.11	.70	(.24)
Total from investment operations	(2.21)	.48	.37	1.00	.06
Less distributions from:
Net investment income	(.22)	(.23)	(.26)	(.30)	(.30)
Net realized gains	(.06)	(.02)	—	(.04)	—
Total distributions	(.28)	(.25)	(.26)	(.34)	(.30)
Net asset value, end of period	$10.97	$13.46	$13.23	$13.12	$12.46

Total Return[b]	(16.67%)	3.67%	2.85%	8.13%	0.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,354	$63,359	$62,583	$42,512	$25,570
Ratios to average net assets:
Net investment income (loss)	1.84%	1.82%	1.95%	2.31%	2.35%
Total expenses[c]	1.18%	1.17%	1.21%	1.34%	1.30%
Net expenses[d,e,f]	0.79%	0.80%	0.81%	0.81%	0.80%
Portfolio turnover rate	14%	22%	58%	30%	13%

C-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$13.45	$13.22	$13.11	$12.45	$12.69
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.15	.16	.21	.20
Net gain (loss) on investments (realized and unrealized)	(2.45)	.23	.11	.69	(.24)
Total from investment operations	(2.31)	.38	.27	.90	(.04)
Less distributions from:
Net investment income	(.12)	(.13)	(.16)	(.20)	(.20)
Net realized gains	(.06)	(.02)	—	(.04)	—
Total distributions	(.18)	(.15)	(.16)	(.24)	(.20)
Net asset value, end of period	$10.96	$13.45	$13.22	$13.11	$12.45

Total Return[b]	(17.23%)	2.91%	2.09%	7.33%	(0.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,063	$1,769	$2,177	$1,981	$2,403
Ratios to average net assets:
Net investment income (loss)	1.08%	1.08%	1.23%	1.63%	1.60%
Total expenses[c]	1.97%	1.97%	1.97%	2.12%	2.11%
Net expenses[d,e,f]	1.54%	1.55%	1.56%	1.56%	1.55%
Portfolio turnover rate	14%	22%	58%	30%	13%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$13.45	$13.22	$13.13	$12.46	$12.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.25	.26	.29	.29
Net gain (loss) on investments (realized and unrealized)	(2.43)	.23	.09	.72	(.23)
Total from investment operations	(2.20)	.48	.35	1.01	.06
Less distributions from:
Net investment income	(.22)	(.23)	(.26)	(.30)	(.30)
Net realized gains	(.06)	(.02)	—	(.04)	—
Total distributions	(.28)	(.25)	(.26)	(.34)	(.30)
Net asset value, end of period	$10.97	$13.45	$13.22	$13.13	$12.46

Total Return	(16.61%)	3.67%	2.69%	8.20%	0.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$129	$220	$202	$207	$37
Ratios to average net assets:
Net investment income (loss)	1.81%	1.83%	1.96%	2.25%	2.32%
Total expenses[c]	1.47%	1.38%	1.40%	1.55%	1.72%
Net expenses[d,e,f]	0.79%	0.80%	0.81%	0.81%	0.80%
Portfolio turnover rate	14%	22%	58%	30%	13%

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$13.46	$13.23	$13.13	$12.46	$12.71
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.28	.29	.33	.33
Net gain (loss) on investments (realized and unrealized)	(2.44)	.24	.10	.71	(.25)
Total from investment operations	(2.18)	.52	.39	1.04	.08
Less distributions from:
Net investment income	(.25)	(.27)	(.29)	(.33)	(.33)
Net realized gains	(.06)	(.02)	—	(.04)	—
Total distributions	(.31)	(.29)	(.29)	(.37)	(.33)
Net asset value, end of period	$10.97	$13.46	$13.23	$13.13	$12.46

Total Return	(16.46%)	3.93%	3.03%	8.48%	0.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,629	$12,772	$13,406	$13,970	$9,067
Ratios to average net assets:
Net investment income (loss)	2.04%	2.08%	2.23%	2.59%	2.59%
Total expenses[c]	0.98%	0.96%	1.00%	1.08%	1.09%
Net expenses[d,e,f]	0.54%	0.55%	0.56%	0.56%	0.55%
Portfolio turnover rate	14%	22%	58%	30%	13%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
A-Class	0.02%	—	0.00%*	0.00%*	—
C-Class	0.01%	—	0.00%*	—	—
P-Class	0.01%	—	0.00%*	—	—
Institutional Class	0.01%	—	0.00%*	—	—

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
A-Class	0.78%	0.79%	0.80%	0.80%	0.80%
C-Class	1.53%	1.54%	1.55%	1.55%	1.55%
P-Class	0.78%	0.79%	0.80%	0.80%	0.80%
Institutional Class	0.53%	0.54%	0.55%	0.55%	0.55%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. The High Yield Fund Offers R6-Class shares. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2022, the Trust consisted of nineteen funds.

As of January 1, 2012, A-Class, C-Class and Institutional Class shares of High Yield Fund are subject to a 2% redemption fee when shares are redeemed or exchanged within 90 days of purchase.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Diversified Income Fund	Diversified
High Yield Fund	Diversified
Core Bond Fund	Diversified
Municipal Income Fund	Diversified

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operate under the name Guggenheim Investments, provides advisory services. Security Investors, LLC (or the “Adviser”) provides advisory services to High Yield Fund, Core Bond Fund, and Municipal Income Fund and GPIM (or the “Adviser”) provides advisory services to Diversified Income Fund.Guggenheim Partners Advisors, LLC (“GPA” or the “Sub-Adviser”) assists the Investment Adviser in the supervision and direction of the investment strategy of the High Yield Fund, Core Bond Fund and Municipal Income Fund in accordance with their investment policies. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI , GPA and GFD are affiliated entities. GPIM, an affiliate of GI, serves as investment sub-advisor (the “Sub-Adviser”) to the Municipal Income Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). The U.S. Securities and Exchange

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Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and/or other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s nvestment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Designee Procedures, the Adviser is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing services.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service.

Futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

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The value of interest rate swap agreements entered into by a fund is valued on the basis of the last sale price on the primary exchange on which the swap is traded.

The values of other swap agreements entered into by a fund are generally valued using an evaluated price provided by a third party pricing vendor.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments.

The Funds invest in loans and other similar debt obligations (“obligations”). A portion of the Funds’ investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Funds may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Funds may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Funds are subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Funds may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Funds on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

(f) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than

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the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Fund may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the options. The swaptions are forward premium swaptions which have extended settlement dates.

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(i) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2022, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

Certain Funds may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Funds and included in interest income on the Statements of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(l) Distributions

The Funds declare dividends from investment income daily, except for Diversified Income Fund, which declares monthly. Each Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(m) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2022, are disclosed in the Statements of Operations.

(o) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 3.08% at September 30, 2022.

(p) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(q) Special Purpose Acquisition Companies

The Funds may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity

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securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Funds invest will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Funds’ use and volume of call/put options purchased on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Core Bond Fund	Duration, Hedge	$509,175,000	$35,282,731

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NOTES TO FINANCIAL STATEMENTS (continued)

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of call/put options written on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Core Bond Fund	Duration, Hedge	$32,834	$33,320,216

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds’ use and volume of interest rate swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Pay Floating Rate	Receive Floating Rate
Core Bond Fund	Duration, Hedge	$32,091,667	$—
Municipal Income Fund	Duration, Hedge	1,400,000	10,712,500

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

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The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
High Yield	Index Exposure	$—	$1,426,167

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Fund	Use	Purchased	Sold
High Yield Fund	Hedge	$54,623	$6,283,188
Core Bond Fund	Hedge	239,248	11,757,043

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Interest rate on swap contracts	Unamortized upfront premiums paid on interest rate swap agreements Variation margin on interest rate swap agreements	Variation margin on interest rate swap agreements
Equity/Interest rate option contracts	Investments in unaffiliated issuers, at value	Options written, at value
Equity swap contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2022:

Asset Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2022
High Yield Fund	$—	$—	$139,618	$139,618
Core Bond Fund	—	9,494,360	220,450	9,714,810
Municipal Income Fund	2,172,541	—	—	2,172,541

Liability Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Options Written Equity Risk	Option Written Interest Rate Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2022
Core Bond Fund	$5,711,940	$2,211,720	$647,142	$—	$11,184	$8,581,986
Municipal Income Fund	253,790	—	—	—	—	253,790

*

Includes cumulative appreciation (depreciation) of OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For centrally-cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest rate option contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Interest rate/Credit swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
High Yield Fund	$—	$243,774	$—	$—	$1,046,568	$—	$—	$1,290,342
Core Bond Fund	(267,391)	—	(2,473,926)	6,583,854	2,059,346	(1,600,463)	212,588	4,514,008
Municipal Income Fund	1,173,103	—	—	—	—	—	—	1,173,103

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NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
High Yield Fund	$—	$—	$—	$—	$24,969	$—	$—	$24,969
Core Bond Fund	(5,758,376)	—	(766,372)	3,197,691	(4,590)	(1,961,620)	(459,455)	(5,752,722)
Municipal Income Fund	1,261,849	—	—	—	—	—	—	1,261,849

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs

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NOTES TO FINANCIAL STATEMENTS (continued)

OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
High Yield Fund	Forward foreign currency exchange contracts	$139,618	$—	$139,618	$—	$(113,597)	$26,021
Core Bond Fund	Forward foreign currency exchange contracts	220,450	—	220,450	(117,475)	(102,975)	—

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Core Bond Fund	Forward foreign currency exchange contracts	$11,184	$—	$11,184	$(55)	$—	$11,129
	Options written	647,142	—	647,142	(117,420)	—	529,722

[1]	Exchange traded and centrally-cleared derivatives are excluded from these reported amounts.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2022.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
High Yield Fund	Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts	$—	$178,281
Core Bond Fund	BofA Securities, Inc.	Interest rate swap agreements	310,948	440,185
	Goldman Sachs International	Options	—	4,140,000
	Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts, Options	—	178,857
			310,948	4,759,042
Municipal Income Fund	BofA Securities, Inc.	Interest rate swap agreements	67,778	900

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

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NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Diversified Income Fund	0.75%
High Yield Fund	0.60%
Core Bond Fund	0.39%
Municipal Income Fund	0.50%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

Pursuant to Investment Sub-Advisory Agreements between the Investment Adviser and GPA, GPA, under the oversight supervision of the Board and the Investment Adviser, assists the Investment Adviser in the supervision and direction of the investment strategy of the High Yield Fund, Core Bond Fund and Municipal Income Fund in accordance with their investment policies. As compensation for its services, the Investment Adviser pays GPA a fee, payable monthly, in an amount equal to 0.005% of the average daily net assets of these Funds.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Diversified Income Fund - A-Class	1.30%	01/29/16	02/01/24
Diversified Income Fund - C-Class	2.05%	01/29/16	02/01/24
Diversified Income Fund - P-Class	1.30%	01/29/16	02/01/24
Diversified Income Fund - Institutional Class	1.05%	01/29/16	02/01/24
High Yield Fund - A-Class	1.16%	11/30/12	02/01/24
High Yield Fund - C-Class	1.91%	11/30/12	02/01/24
High Yield Fund - P-Class	1.16%	05/01/15	02/01/24
High Yield Fund - Institutional Class	0.91%	11/30/12	02/01/24
High Yield Fund - R6-Class	0.91%	05/15/17	02/01/24
Core Bond Fund - A-Class	0.79%	11/30/12	02/01/24
Core Bond Fund - C-Class	1.54%	11/30/12	02/01/24
Core Bond Fund - P-Class	0.79%	05/01/15	02/01/24
Core Bond Fund - Institutional Class	0.50%	11/30/12	02/01/24
Municipal Income Fund - A-Class	0.80%	11/30/12	02/01/24
Municipal Income Fund - C-Class	1.55%	11/30/12	02/01/24
Municipal Income Fund - P-Class	0.80%	05/01/15	02/01/24
Municipal Income Fund - Institutional Class	0.55%	11/30/12	02/01/24

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NOTES TO FINANCIAL STATEMENTS (continued)

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2022, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2023	2024	2025	Total
Diversified Income Fund
A-Class	$7,853	$8,022	$7,429	$23,304
C-Class	13,188	5,885	13,460	32,533
P-Class	3,667	3,708	5,940	13,315
Institutional Class	161,912	164,958	140,525	467,395
High Yield Fund
A-Class	—	—	12,019	12,019
C-Class	—	—	4,615	4,615
P-Class	997	1,534	5,764	8,295
Institutional Class	—	—	74,642	74,642
R6-Class	—	—	151	151
Core Bond Fund
A-Class	101,962	98,028	35,811	235,801
C-Class	20,037	23,013	19,268	62,318
P-Class	60,229	82,001	114,700	256,930
Institutional Class	633,157	1,336,675	1,278,995	3,248,827
Municipal Income Fund
A-Class	194,998	233,041	204,036	632,075
C-Class	8,471	7,997	6,810	23,278
P-Class	1,347	1,251	1,160	3,758
Institutional Class	57,034	57,993	39,988	155,015

For the year ended September 30, 2022, GI recouped amounts from the Funds as follows:

High Yield Fund	$33,644
Core Bond Fund	8,307
Municipal Income Fund	9,194

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2022, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Diversified Income Fund	$46,868

For the year ended September 30, 2022, GFD retained sales charges of $144,088 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets

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NOTES TO FINANCIAL STATEMENTS (continued)

and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At September 30, 2022, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares Owned
Diversified Income Fund	86%

Note 6 – Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2022, the Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at September 30, 2022		Average Balance Outstanding	Average Interest Rate
High Yield Fund	365	$1,608,982		$3,043,683	-1.57%
Core Bond Fund	256	—	*	59,009,915	0.09%
Municipal Income Fund	21	—	*	734,988	1.37%

*	As of September 30, 2022, the Core Bond Fund and the Municipal Income Fund had no open reverse repurchase agreements.

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
High Yield Fund	Reverse Repurchase Agreements	$1,608,982	$—	$1,608,982	$(1,608,982)	$—	$—

As of September 30, 2022, the High Yield Fund had $1,608,982 in reverse repurchase agreements outstanding with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Fund	Counterparty	Interest Rate(s)	Maturity Date	Face Value
High Yield Fund	Credit Suisse Securities (USA) LLC	(1.25%)*	Open Maturity	$1,608,982

*	The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of year-end, as aggregated by asset class of the related collateral pledged by the Funds:

Fund	Asset Type	Overnight and Continuous	Total
High Yield Fund	Corporate Bonds	$1,608,982	$1,608,982
Gross amount of recoginized liabilities for reverse repurchase agreements		$1,608,982	$1,608,982

Note 7 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Tax-Exempt Income	Return of Capital	Total Distributions
Diversified Income Fund	$291,747	$30,849	$—	$—	$322,596
High Yield Fund	13,484,967	—	—	467,010	13,951,977
Core Bond Fund	49,456,388	13,626,451	—	—	63,082,839
Municipal Income Fund	—	316,286	1,118,374	—	1,434,660

The tax character of distributions paid during the year ended September 30, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Tax-Exempt Income	Return of Capital	Total Distributions
Diversified Income Fund	$238,449	$—	$—	$—	$238,449
High Yield Fund	17,921,274	—	—	1,070,238	18,991,512
Core Bond Fund	65,247,275	8,427,954	—	—	73,675,229
Municipal Income Fund	—	111,351	1,376,752	—	1,488,103

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2022 were as follows:

Fund	Undistributed Ordinary Income		Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Diversified Income Fund	$378,365		$10,474	$(1,215,190)	$—	$(18,027)	$(844,378)
High Yield Fund	—		—	(33,385,059)	(26,442,125)	(830,825)	(60,658,009)
Core Bond Fund	3,188,924		—	(249,261,909)	(31,709,153)	(3,840,956)	(281,623,094)
Municipal Income Fund	780,487	*	—	(9,070,097)	—	(122,908)	(8,412,518)

*	For Municipal Income Fund, the amount shown includes Undistributed Tax-Exempt Income of $98,976.

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NOTES TO FINANCIAL STATEMENTS (continued)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2022, capital loss carryforwards for the Funds were as follows:

	Unlimited		Total Capital Loss
Fund	Short-Term	Long-Term	Carryforward
High Yield Fund	$(1,747,079)	$(24,539,625)	$(26,286,704)
Core Bond Fund	(30,452,528)	(1,256,625)	(31,709,153)

For the year ended September 30, 2022, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Diversified Income Fund	$7,145

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swap agreements, partnerships and CLO securities, foreign currency gains and losses, the “mark-to-market” of certain derivatives, losses deferred due to wash sales, the deferral of qualified late-year losses, reclassification of distributions, distributions in connection with redemption of fund shares, dividends payable, and the “mark-to-market” of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of bond premium/discount amortization, paydown reclasses, income accruals on certain investments, and the “mark-to-market” of certain investments denominated in foreign currencies. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of September 30, 2022 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Diversified Income Fund	$51,524	$(51,524)
Core Bond Fund	161,266	(161,266)
Municipal Income Fund	196,967	(196,967)

At September 30, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Diversified Income Fund	$8,442,490	$56,103	$(1,271,293)	$(1,215,190)
High Yield Fund	206,976,766	—	(33,371,838)	(33,371,838)
Core Bond Fund	1,592,360,983	2,289,398	(251,461,996)	(249,172,598)
Municipal Income Fund	60,989,350	2,239,252	(11,309,349)	(9,070,097)

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NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2022, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until October 1, 2022:

Fund	Ordinary	Capital
High Yield Fund	$(155,421)	$—

Note 8 – Securities Transactions

For the year ended September 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Diversified Income Fund	$2,552,875	$957,539
High Yield Fund	108,688,227	268,291,431
Core Bond Fund	230,472,971	367,869,812
Municipal Income Fund	8,785,685	21,952,883

For the year ended September 30, 2022, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Core Bond Fund	$450,481,453	$409,252,108

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2022, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
High Yield Fund	$8,351,757	$89,206,998	$(2,651,089)
Core Bond Fund	7,887,729	9,126,767	(979,620)

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of September 30, 2022. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

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NOTES TO FINANCIAL STATEMENTS (continued)

The unfunded loan commitments as of September 30, 2022, were as follows:

Fund	Borrower	Maturity Date	Face Amount	Value
High Yield Fund
	Confluent Health LLC	11/30/28	$64,602	$8,075
	TGP Holdings LLC	06/29/28	21,547	4,673
			$86,149	$12,748
Core Bond Fund
	CTL Logistics	08/10/42	357,219	83,546
	KKR Core Holding Company LLC	07/15/31	1,050,000	—
	Lightning A Unfunded	03/01/37	2,316,222	—
	Service Logic Acquisition, Inc.	10/29/27	11,037	703
	Thunderbird A Unfunded	03/01/37	2,280,667	—
			$6,015,145	$84,249

Note 10– Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
High Yield Fund	Mirabela Nickel Ltd.
	due 06/24/19[2]	12/31/13	$252,369	$13,906

Core Bond Fund	Central Storage Safety Project Trust
	4.82% due 02/01/38	03/20/18	$932,290	$778,701
	Copper River CLO Ltd.
	2007-1A INC, due 01/20/21[1]	05/09/14	—	294
			$932,290	$778,995

[1]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[2]	Security is in default of interest and/or principal obligations.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through September 30, 2022, at which time a new line of credit was entered into in the amount of $1,150,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2022.

Note 12 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Diversified Income Fund, Guggenheim High Yield Fund, Guggenheim Core Bond Fund and Guggenheim Municipal Income Fund and the Board of Trustees of Guggenheim Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Diversified Income Fund, Guggenheim High Yield Fund, Guggenheim Core Bond Fund and Guggenheim Municipal Income Fund (collectively referred to as the “Funds”), (four of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedules of investments, as of September 30, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting Guggenheim Funds Trust) at September 30, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, transfer agent, brokers, and paying agents; when replies were not received from brokers or paying agents, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2022

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2022.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Municipal Income Fund designates $1,118,374 as tax-exempt interest income according to IRC Section 852(b)(5)(A).

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2022, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2022, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See the qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Diversified Income Fund	5.82%	2.37%	28.24%	0.00%
High Yield Fund	2.48%	1.99%	86.27%	0.00%
Core Bond Fund	3.53%	2.71%	84.58%	100.00%

With respect to the taxable year ended September 30, 2022, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Diversified Income Fund	$30,849	$51,524
Core Bond Fund	13,626,451	—
Municipal Income Fund	316,286	145,701

Guggenheim Partners Advisors, LLC

The Investment Adviser(s) engaged Guggenheim Partners Advisors, LLC to provide investment sub-advisory services to Guggenheim High Yield Fund, Guggenheim Core Bond Fund, and Guggenheim Municipal Income Fund, effective April 29, 2022. Guggenheim Partners Advisors, LLC assists the applicable Investment Adviser in the supervision and direction of the investment strategy of the Fund in accordance with the Fund’s investment objectives, policies, and restrictions. The Investment Adviser, and not the Fund, compensates Guggenheim Partners Advisors, LLC for these services.

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

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OTHER INFORMATION (Unaudited)(continued)

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)	● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)
● Guggenheim Core Bond Fund (“Core Bond Fund”)	● Guggenheim Diversified Income Fund (“Diversified Income Fund”)
● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)	● Guggenheim High Yield Fund (“High Yield Fund”)
● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)	● Guggenheim Limited Duration Fund (“Limited Duration Fund”)
● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)	● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)
● Guggenheim Municipal Income Fund (“Municipal Income Fund”)	● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)
● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)	● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)
● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)	● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)
● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)	● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)
● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) Core Bond Fund; (iii) High Yield Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

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OTHER INFORMATION (Unaudited)(continued)

GPIM serves as investment adviser to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund;1 (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).2 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for Capital Stewardship Fund, which is addressed in a separate report.3

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 19, 2022 (the “April Meeting”) and on May 24-25, 2022 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Independent Trustees and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

[2]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[3]

Because shares of Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

At a meeting held by videoconference on April 29, 2022 (the “Special Meeting”), the Board met to consider a new sub-advisory agreement with Guggenheim Partners Advisors, LLC (“GPA” or a “Sub-Adviser”) for each of Floating Rate Strategies Fund, High Yield Fund, Core Bond Fund, Macro Opportunities Fund, Municipal Income Fund, Total Return Bond Fund and Ultra Short Duration Fund (collectively, the “GPA Sub-Advised Funds”) (collectively, the “GPA Sub-Advisory Agreements”).4 Under the GPA Sub-Advisory Agreements, GPA assists Security Investors and GPIM in the direction and supervision of the investment strategies of the GPA Sub-Advised Funds. At the Special Meeting, the Board approved the GPA Sub-Advisory Agreements for an annual term. At the May Meeting, the Committee also considered a renewal of the GPA Sub-Advisory Agreements so that they would have a consistent term with the GPIM Sub-Advisory Agreement, the Security Investors Advisory Agreements and the GPIM Advisory Agreement (together, the “Current Advisory Agreements”) (The GPA Sub-Advisory Agreements along with the GPIM Sub-Advisory Agreement are referred to hereafter as the “Sub-Advisory Agreements” and the Current Advisory Agreements along with the GPA Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements.”)

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the GPA Sub-Advisory Agreements and the renewal of each of the Advisory Agreements for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities. For example, the Committee noted as of March 31, 2022, both Security Investors and GPIM had entered into a Macroeconomic Services Agreement, at no fee, with GPA which, as noted above, is a Guggenheim affiliate, to receive certain global and sector macroeconomic analysis and insight along with other guidance.5

[4]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of April 29, 2022. The Board, including the Independent Trustees, relied on this relief in voting to approve the GPA Sub-Advisory Agreement at the Special Meeting.

[5]

Consequently, except where the context indicates otherwise, references to “Adviser,” “Advisers” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Advisory Agreements.

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OTHER INFORMATION (Unaudited)(continued)

As a result, in evaluating the services provided to the Municipal Income Fund under the GPIM Sub-Advisory Agreement and the GPA Sub-Advised Funds under the GPA Sub-Advisory Agreements, the Committee did not separately consider the contributions under the Investment Advisory Agreements and the Sub-Advisory Agreements.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2021, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2022 and April 30, 2022.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 96th and 88th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, long exposure to value and short exposure to growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee noted that, as of March 31, 2022, and April 30, 2022, there was no material change in performance for the three- and five- year periods, and that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy. The Committee also noted management’s statement that the quantitative investment methodology that the Fund employs was updated and that the Fund experienced performance ranking in the top half of the peer universe for the one-year period ended December 31, 2021.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 87th and 82nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee further noted management’s statement that the Fund’s allocation process was updated in 2021 and that the Fund experienced performance ranking in the top half of the peer universe for the one-year period ended December 31, 2021. The Committee noted that as of March 31, 2022, the five-year and three-year performance rankings had improved to the 74th and 62nd percentiles, respectively, with no material change thereafter to these rankings as of April 30, 2022.

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OTHER INFORMATION (Unaudited)(continued)

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 74th and 89th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s conservative positioning in recent years, notably underweights in duration and credit risks, contributed to relative underperformance. The Committee also noted management’s statement that, although the Fund’s defensive positioning resulted in top quartile performance relative to its peers during the first quarter of 2020, it has since led to underperformance relative to its peers. The Committee noted that, as of March 31, 2022 and April 30, 2022, the five-year and three-year performance rankings had not improved.

Small Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 90th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s lack of exposure to higher-risk, lower-quality stocks that rallied between September 2020 through December 2021. The Committee also noted management’s statement that stock selection in several sectors detracted from performance. The Committee noted that, as of March 31, 2022, the five-year and three-year performance rankings had improved to the 72nd and 63rd percentiles, respectively, and as of April 30, 2022, the five-year and three-year performance rankings had improved to the 66th and 49th percentiles, respectively.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and the rationale for continuing the strategy and/or efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee (which includes the sub-advisory fees paid to the Sub-Advisers), net effective management fee6 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

[6]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

In addition, the Committee made the following observations:

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (100th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (29th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In addition, the Committee noted the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year period ended December 31, 2021. In addition, the Committee considered management’s statement that the Fund’s net advisory fee is reasonable and competitive, especially in light of the Fund’s strong prior performance. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three- and five-year periods ended December 31, 2021. The Committee also took into account the Fund’s currently effective expense limitation agreement with a breakpoint of 5 basis points on average daily net assets above $5 billion.

Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (36th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The Committee considered the Adviser’s statement that the Fund’s total expense ratio is competitive and in-line with the peer group average and median and that the Fund’s contractual advisory fee is competitive. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (50th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the three- and five-year periods ended December 31, 2021. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser. Additionally, the Committee considered management’s statement that the Fund’s net advisory fee is reasonable and competitive, especially in light of the Fund’s strong prior performance.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2021, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2020. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

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OTHER INFORMATION (Unaudited)(continued)

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s overall expenses increased in 2021, which was primarily attributable to increased expenses in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreements

Nature, Extent and Quality of Services Provided by the Sub-Advisers: As noted above, because both the Advisers (Security Investors and GPIM) and the Sub-Advisers (GPIM and GPA) for Municipal Income Fund and the GPA Sub-Advised Funds, respectively, are part of and do business as Guggenheim Investments and the services provided by the Advisers on the one hand and the Sub-Advisers on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Advisory Agreements and Sub-Advisory Agreements. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Advisers’ abilities to carry out their responsibilities under their respective Sub-Advisory Agreements, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

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OTHER INFORMATION (Unaudited)(concluded)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreements, including the scope of services required to be performed by each Sub-Adviser.

Investment Performance: The Committee considered the returns of each Fund under its evaluation of the Advisory Agreements.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Advisers from Their Relationships with each Fund: The Committee considered that the Sub-Advisory Agreements are with affiliates of each Adviser, that each Adviser compensates each Sub-Adviser from its own fees so that the sub-advisory fee rate for each Fund does not impact the fees paid by such Fund and that GPIM’s revenues were included in the calculation of Guggenheim Investments’ profitability. Because GPA is a new Sub-Adviser, the amounts that will be paid to it by the Advisers were previously included in the calculation of Guggenheim Investments’ profitability as part of the Advisers’ revenues and in the future will continue to be included in the calculation of Guggenheim Investments’ profitability as a part of GPA’s revenue. Given its conclusion of the reasonableness of the advisory fees, the Committee concluded that the GPIM sub-advisory fee rate for the Municipal Income Fund and GPA sub-advisory fee rates for the GPA Sub-Advised Funds were reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Advisers’ fees are paid by the Advisers and not the Municipal Income Fund or the GPA Sub-Advised Funds, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the initial approval of the GPA Sub-Advisory Agreement and the continuation of each Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors. At the Special Meeting, the Board, including all of the Independent Trustees approved the GPA Sub-Advisory Agreements for an initial annual term and at the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Member, Board of Directors, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since August 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (August 2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-August 2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2021, to March 31, 2022. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable. The Report further concluded that the Program operated effectively during recent market conditions arising from COVID-19.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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9.30.2022

Guggenheim Funds Annual Report

Guggenheim SMid Cap Value Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
GUGGENHEIM SMID CAP VALUE FUND	11
NOTES TO FINANCIAL STATEMENTS	26
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35
OTHER INFORMATION	37
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	52
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	60
LIQUIDITY RISK MANAGEMENT PROGRAM	64

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2022

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim SMid Cap Value Fund (the “Fund”) for the annual fiscal period ended September 30, 2022.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

October 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The SMid Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2022

Equity and fixed income markets declined during the 12-month period ended September 30, 2022, amid continued market volatility, Federal Reserve policy, and global economic headwinds.

The Federal Reserve (the “Fed”) has abandoned talk of a soft or even “softish” landing, with the latest Summary of Economic Projections pointing to a 90-basis-point rise in the unemployment rate, an increase never before experienced without a recession. One basis point equals 0.01%. The seemingly endless string of upside inflation surprises has cemented the Fed’s view that the labor market needs to soften and economic activity needs to weaken further, which could require interest rates heading even higher.

Signs are indicating that the economy is heading in the direction the Fed wants. While gross domestic product (“GDP”) rebounded in the third quarter of 2022 to an inflation-adjusted 2.6%, private domestic demand (consumption and fixed investment) continued to slow, growing just 0.1%. The slowdown was led by a significant contraction in housing activity, historically the first sector to be hit by rising rates, cutting about 1.4 percentage points from GDP’s growth rate. The sharp tightening in financial conditions indicates a broader economic slowdown is ahead, which may help to loosen up the labor market. Signs of a labor market slowdown are already evident, with monthly job growth at less than half the pace of early 2022, wage growth cooling, and job openings falling sharply.

Inflation remains high, but a variety of factors point to a substantial moderation in 2023. Goods prices have stopped rising, and supply chain improvement and input and import costs suggest outright deflation could lie ahead. Services inflation is now the main price stability concern, but even the Bureau of Labor Statistics and several Fed speakers have acknowledged that the lagged data on home rental prices doesn’t reflect the sharp slowdown in market rents that has taken place (and that would start to show up in the data next year).

With the economy cooling and inflation likely to fall, it is fair to expect that rate hikes are nearly coming to an end, particularly with rising strains in financial markets and overseas. But having been repeatedly burned by expectations that inflation would cool and fearing a replay of the “stop-start” rate hike campaigns of the 1970s, the Fed will likely err on the side of overdoing it with rate hikes, viewing a recession as the “least bad” outcome for the economy.

For the 12-month period ended September 30, 2022, the S&P 500® Index* returned -15.47%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -25.13%. The return of the MSCI Emerging Markets Index* was -28.11%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -14.60% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -14.14%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.62% for the 12-month period.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2022

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 2500® Value Index measures the performance of the small-to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2022 and ending September 30, 2022.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.18%	(15.16%)	$1,000.00	$848.40	$5.47
C-Class	2.02%	(15.49%)	1,000.00	845.10	9.34
P-Class	1.23%	(15.18%)	1,000.00	848.20	5.70
Institutional Class	1.00%	(15.12%)	1,000.00	848.80	4.63

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.18%	5.00%	$1,000.00	$1,019.15	$5.97
C-Class	2.02%	5.00%	1,000.00	1,014.94	10.20
P-Class	1.23%	5.00%	1,000.00	1,018.90	6.23
Institutional Class	1.00%	5.00%	1,000.00	1,020.05	5.06

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2022 to September 30, 2022.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2022

To Our Shareholders

Guggenheim SMid Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Senior Managing Director and Portfolio Manager; David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -8.08%1, outperforming the Russell 2500 Value Index (“Index”), the Fund’s benchmark, which returned -15.35% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

After a positive start during the early months of the strategy’s fiscal year, the market as a whole came under pressure as the Federal Reverse (the “Fed”) strove to contain inflation by raising interest rates at the same time that the market had to deal with the uncertainty over the Ukraine invasion. The Fund’s general focus towards quality companies (those with better balance sheets than peers) that meet our valuation parameters tended to position the holdings well in most sectors. In fact, stock selection relative to the benchmark was only a negative in one of eleven sectors.

Stock selection within the Financials sector was the most significant positive contributor during the year. The Fund’s holdings in this sector gained 4.2% versus a 11.8% decline in the benchmark. First Horizon (a regional bank based in Memphis) gained 43% after receiving a takeover offer from Toronto-Dominion Bank. Another merger impacted Allegheny Corp. (primarily a reinsurance company), which received a merger offer from Berkshire Hathaway and gained more than 34%. Another significant contributor, UNUM Group, gained more than 61%. Unum Group, a supplemental disability and health insurance company, benefited from lower COVID-19 related disability claims and strong payroll growth, given strong employment levels throughout the year. In addition, the reserves set aside for the closed long-term care book of business benefited from the higher fixed income rates brought about during the year.

Stock selection within the Health Care sector was the second-most significant positive development, as the Fund’s holdings in this sector declined 9.3% versus 26.7% in the benchmark. Evolent Health, Inc. gained more than 15%. Evolent Health, Inc., a software company that develops cost-effective, high quality health care delivery and payment models, has had a successful year in booking new clients.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(continued)	September 30, 2022

The third most significant attribute in the Reporting Period was the Fund’s underweighting and selection in the Consumer Discretionary sector. An average underweighting of 1.9% during the year helped cushion a 31.8% decline in the benchmark. Stock selection also helped, as the strategy’s holdings only fell 25.3%. LKQ Corp., which provides collision replacement parts in the U.S. and is an automotive parts distributor in Europe, was a significant holding in the sector and gained 7.6% on strong earnings results. The Energy sector was a close runner-up in performance contribution as well. The Fund’s slight Energy overweighting (the strategy had an average weighting of 7.0% versus 6.2%) was magnified by the significant outperformance the sector recorded. Energy was only one of two sectors that posted positive returns during the Reporting Period and dwarfed the returns elsewhere in advancing 40.7%. The Fund’s holdings in this sector gained more than 44%. A focus on oil and gas exploration and development companies among the Fund’s holdings was a key to success.

There was only one sector in which stock selection underperformed the benchmark. The biggest drawback occurred in Information Technology, where the sector provided a negative return of 32% versus a negative return of 21% for the benchmark. Selection was difficult in semiconductors. Generally, the Fund was exposed to companies that either had supply chain issues or were exposed to the wrong end-markets. Qorvo, Inc., Power Integrations, Inc., and Silicon Laboratories, Inc. declined 30%, 23%, and 14%, respectively, while a lack of exposure to companies with end-markets in auto and solar was detrimental. A slight overweighting and adverse selection in communications equipment companies was also significant, as Ciena Corp. and Infinera Corp. declined more than 47% and 49%, respectively. Supply chain disruption created operational havoc for both companies, as they had difficulty procuring enough parts to make timely shipment of strong order demand.

How was the Fund positioned at the end of the Reporting Period?

The market outlook is unusually cloudy at the end of the Reporting Period. In addition to the geopolitical uncertainty that appears to be potentially significant, the market must contend with a hawkish Fed. Together, this provides a challenging environment for economic growth. All of this, however, does not change our investment process which is heavily bottom-up driven.

With that said, the Fund’s largest overweightings can be found in the Industrials, Materials, and Consumer Staples sectors. Among the Industrials holdings, opportunities appear abundant especially among truckers and building products and distributors. In Materials, we find there are many self-help situations in the chemical industry (opportunities companies possess to generate earnings growth that are not dependent on general macroeconomic conditions; these opportunities could include cost cutting, asset redeployment, or share repurchases). Many of these companies also benefit from beneficial, low-cost North American natural gas feed stock costs. The strategy also has an overweighting among packaging companies. Among Consumer Staples, the strategy has a significant presence in agricultural products with overweightings in Bunge and Ingredion.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2022

The strategy’s largest underweighting to the benchmark can be found in the Consumer Discretionary (5% versus 10.3%), Financials (18.5 versus 22.3%), and REITS (7.8% versus 11.60%) sectors. Generally, in the Consumer Discretionary sector, many companies appear to be operating at near-peak profitability levels, while consumer spending should be nearing an inflection point or plateauing at best. Among the Financials sector, the Fund’s weighting is among insurance and banks, but the Fund lacks exposure among more market-sensitive sub-industries, such as exchanges, asset managers, and mortgage real estate investment trusts (“REITs”). Among property REITs, we are generally leery of overall leverage levels among companies that must roll over debt at ever higher interest rates.

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

GUGGENHEIM SMID CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 1, 1997
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	January 3, 2020

Ten Largest Holdings (% of Total Net Assets)
Pioneer Natural Resources Co.	4.4%
Unum Group	2.5%
Evolent Health, Inc. — Class A	2.5%
Bunge Ltd.	2.2%
Prosperity Bancshares, Inc.	2.0%
Ingredion, Inc.	2.0%
OGE Energy Corp.	1.9%
Physicians Realty Trust	1.6%
BOK Financial Corp.	1.6%
Graphic Packaging Holding Co.	1.6%
Top Ten Total	22.3%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(8.08%)	5.06%	8.50%
A-Class Shares with sales charge‡	(12.46%)	4.05%	7.97%
C-Class Shares	(8.85%)	4.22%	7.65%
C-Class Shares with CDSC§	(9.67%)	4.22%	7.65%
Institutional Class Shares[1]	(7.93%)	5.38%	8.81%
Russell 2500 Value Index	(15.35%)	3.78%	8.41%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	(8.16%)	5.00%	6.67%
Russell 2500 Value Index	(15.35%)	3.78%	5.40%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to difference in fee structures.

[1]

The Institutional Class shares commenced operations on January 3, 2020 in connection with the reorganization of the SMid Cap Value Institutional Fund. The performance of the Institutional Class shares of the Fund for periods prior to January 3, 2020 reflects the performance of the Guggenheim SMid Cap Value Institutional Fund. The returns for the SMid Cap Value Institutional Fund have not been restated to reflect the fees and expenses applicable to the Institutional Class shares of the Fund.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2022
SMID CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 96.6%

Financial - 26.4%
Unum Group	228,069	$8,849,077
Prosperity Bancshares, Inc.	108,788	7,253,984
Physicians Realty Trust REIT	382,791	5,757,177
BOK Financial Corp.	64,412	5,723,650
First Merchants Corp.	132,480	5,124,327
VICI Properties, Inc. REIT	165,679	4,945,518
Alexandria Real Estate Equities, Inc. REIT	33,157	4,648,280
Alleghany Corp.*	4,862	4,081,017
Old Republic International Corp.	178,191	3,729,538
Axis Capital Holdings Ltd.	70,346	3,457,506
Sun Communities, Inc. REIT	24,554	3,322,893
Stifel Financial Corp.	61,030	3,168,067
Old National Bancorp	186,883	3,077,963
Voya Financial, Inc.	50,320	3,044,360
KeyCorp	168,845	2,704,897
Apple Hospitality REIT, Inc.	191,498	2,692,462
First American Financial Corp.	57,283	2,640,746
Heartland Financial USA, Inc.	48,817	2,116,705
Gaming and Leisure Properties, Inc. REIT	46,248	2,046,011
Trustmark Corp.	64,832	1,985,804
Hancock Whitney Corp.	42,714	1,956,728
Wintrust Financial Corp.	23,588	1,923,602
Texas Capital Bancshares, Inc.*	31,945	1,885,713
First Hawaiian, Inc.	76,443	1,882,791
STAG Industrial, Inc. REIT	62,191	1,768,090
Medical Properties Trust, Inc. REIT	124,560	1,477,282
Park Hotels & Resorts, Inc. REIT	119,020	1,340,165
United Community Banks, Inc.	27,510	910,581
Heritage Insurance Holdings, Inc.*	174,400	394,144
Total Financial		93,909,078

Industrial - 22.6%
Graphic Packaging Holding Co.	279,720	5,521,673
Kirby Corp.*	90,242	5,484,006
Curtiss-Wright Corp.	37,616	5,234,642
Valmont Industries, Inc.	18,655	5,011,106
Knight-Swift Transportation Holdings, Inc.	99,408	4,864,033
Littelfuse, Inc.	23,620	4,693,058
Arcosa, Inc.	81,506	4,660,513
MDU Resources Group, Inc.	160,895	4,400,478
Johnson Controls International plc	76,754	3,777,832
PGT Innovations, Inc.*	161,297	3,380,785
Terex Corp.	111,278	3,309,408
Daseke, Inc.*	576,933	3,121,208
Enovis Corp.*	63,654	2,932,540
Altra Industrial Motion Corp.	75,605	2,541,840
Zurn Elkay Water Solutions Corp.	102,246	2,505,027
GATX Corp.	27,068	2,304,840
Plexus Corp.*	22,485	1,968,787
Sonoco Products Co.	34,129	1,936,138
Advanced Energy Industries, Inc.	24,186	1,872,238
Summit Materials, Inc. — Class A*	75,831	1,816,911
Stoneridge, Inc.*	104,064	1,763,885

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
SMID CAP VALUE FUND

	Shares	Value
Mercury Systems, Inc.*	40,373	$1,639,144
EnerSys	26,876	1,563,377
Park Aerospace Corp.	126,141	1,392,597
Esab Corp.	41,571	1,386,809
Coherent Corp.*	37,023	1,290,251
Total Industrial		80,373,126

Consumer, Non-cyclical - 11.2%
Bunge Ltd.	95,532	7,888,077
Ingredion, Inc.	87,551	7,049,607
Henry Schein, Inc.*	59,134	3,889,243
Central Garden & Pet Co. — Class A*	100,456	3,431,577
Encompass Health Corp.	72,511	3,279,673
Prothena Corporation plc*	49,434	2,997,184
Tyson Foods, Inc. — Class A	44,697	2,946,873
Integer Holdings Corp.*	30,040	1,869,389
Quest Diagnostics, Inc.	15,093	1,851,760
Euronet Worldwide, Inc.*	20,487	1,552,095
Jazz Pharmaceuticals plc*	7,906	1,053,791
Ironwood Pharmaceuticals, Inc. — Class A*	101,303	1,049,499
ICF International, Inc.	8,810	960,466
Total Consumer, Non-cyclical		39,819,234

Consumer, Cyclical - 9.3%
MSC Industrial Direct Company, Inc. — Class A	75,691	5,511,062
H&E Equipment Services, Inc.	143,776	4,074,612
DR Horton, Inc.	57,992	3,905,761
Methode Electronics, Inc.	102,055	3,791,343
Alaska Air Group, Inc.*	75,819	2,968,314
Ralph Lauren Corp. — Class A	31,603	2,684,043
Leggett & Platt, Inc.	52,314	1,737,871
Marriott Vacations Worldwide Corp.	13,418	1,635,117
Whirlpool Corp.	11,942	1,609,901
PVH Corp.	28,203	1,263,494
Newell Brands, Inc.	82,513	1,146,106
Lakeland Industries, Inc.*	82,219	947,985
UniFirst Corp.	5,406	909,451
Meritage Homes Corp.*	12,155	854,132
Total Consumer, Cyclical		33,039,192

Technology - 8.1%
Evolent Health, Inc. — Class A*	244,973	8,801,880
Science Applications International Corp.	54,403	4,810,857
Teradyne, Inc.	59,776	4,492,166
Leidos Holdings, Inc.	45,214	3,954,869
MACOM Technology Solutions Holdings, Inc.*	50,130	2,596,233
Silicon Laboratories, Inc.*	20,880	2,577,427
Power Integrations, Inc.	25,140	1,617,005
Total Technology		28,850,437

Basic Materials - 7.0%
Westlake Corp.	54,340	4,721,059
Huntsman Corp.	189,411	4,648,146
Reliance Steel & Aluminum Co.	22,854	3,985,966
Ashland, Inc.	41,548	3,945,814
Avient Corp.	109,330	3,312,699
Nucor Corp.	22,336	2,389,729

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
SMID CAP VALUE FUND

	Shares	Value
Element Solutions, Inc.	109,035	$1,773,999
Total Basic Materials		24,777,412

Energy - 5.9%
Pioneer Natural Resources Co.	72,588	15,717,479
Diamondback Energy, Inc.	16,407	1,976,387
Kinder Morgan, Inc.	112,598	1,873,631
Patterson-UTI Energy, Inc.	116,563	1,361,456
HydroGen Corp.*,†††,1	1,265,700	2
Total Energy		20,928,955

Utilities - 3.8%
OGE Energy Corp.	186,889	6,813,973
Black Hills Corp.	52,292	3,541,737
Pinnacle West Capital Corp.	26,603	1,716,160
Spire, Inc.	22,032	1,373,254
Total Utilities		13,445,124

Communications - 2.3%
Fox Corp. — Class B	126,041	3,592,168
Ciena Corp.*	60,437	2,443,468
Infinera Corp.*	483,496	2,340,121
Total Communications		8,375,757

Total Common Stocks
(Cost $330,556,084)		343,518,315

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
Thermoenergy Corp.*,2	1,652,084	483

Total Convertible Preferred Stocks
(Cost $1,577,635)		483

RIGHTS† - 0.1%
Basic Materials - 0.1%
Pan American Silver Corp.	516,551	297,533
Total Rights
(Cost $—)		297,533

MONEY MARKET FUND† - 4.3%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 2.46%[3]	15,222,872	15,222,872
Total Money Market Fund
(Cost $15,222,872)		15,222,872

Total Investments - 101.0%
(Cost $347,356,591)		$359,039,203
Other Assets & Liabilities, net - (1.0)%		(3,464,232)
Total Net Assets - 100.0%		$355,574,971

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

PIPE (Private Investment in Public Equity) - Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7-day yield as of September 30, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2022
SMID CAP VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$343,518,313	$—	$2	$343,518,315
Convertible Preferred Stocks	—	—	483	483
Rights	297,533	—	—	297,533
Money Market Fund	15,222,872	—	—	15,222,872
Total Assets	$359,038,718	$—	$485	$359,039,203

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22
Common Stock
HydroGen Corp. *	$2	$—	$—	$—	$—	$2	1,265,700

*	Non-income producing security.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
SMID CAP VALUE FUND

September 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $347,354,060)	$359,039,201
Investments in affiliated issuers, at value (cost $2,531)	2
Prepaid expenses	35,405
Receivables:
Securities sold	2,460,136
Dividends	478,850
Interest	24,206
Fund shares sold	13,395
Foreign tax reclaims	302
Total assets	362,051,497

Liabilities:
Overdraft due to custodian bank	5,883
Payable for:
Securities purchased	5,821,536
Management fees	233,260
Transfer agent/maintenance fees	136,506
Fund shares redeemed	102,556
Distribution and service fees	63,521
Due to Investment Adviser	27,648
Fund accounting/administration fees	7,090
Trustees’ fees*	2,928
Miscellaneous	75,598
Total liabilities	6,476,526
Net assets	$355,574,971

Net assets consist of:
Paid in capital	$311,827,589
Total distributable earnings (loss)	43,747,382
Net assets	$355,574,971

A-Class:
Net assets	$262,942,859
Capital shares outstanding	8,069,910
Net asset value per share	$32.58
Maximum offering price per share (Net asset value divided by 95.25%)	$34.20

C-Class:
Net assets	$5,255,809
Capital shares outstanding	257,527
Net asset value per share	$20.41

P-Class:
Net assets	$5,584,048
Capital shares outstanding	172,907
Net asset value per share	$32.30

Institutional Class:
Net assets	$81,792,255
Capital shares outstanding	9,107,275
Net asset value per share	$8.98

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

STATEMENT OF OPERATIONS
SMID CAP VALUE FUND

Year Ended September 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers	$8,864,953
Interest	69,487
Total investment income	8,934,440

Expenses:
Management fees	3,131,103
Distribution and service fees:
A-Class	772,819
C-Class	76,835
P-Class	16,766
Transfer agent/maintenance fees:
A-Class	221,528
C-Class	17,181
P-Class	11,221
Institutional Class	122,930
Fund accounting/administration fees	256,988
Professional fees	50,749
Trustees’ fees*	16,728
Line of credit fees	12,029
Custodian fees	9,518
Miscellaneous	156,619
Recoupment of previously waived fees:
A-Class	27,920
C-Class	142
P-Class	1,103
Institutional Class	1,673
Total expenses	4,903,852
Less:
Expenses reimbursed by Adviser:
A-Class	(27,798)
C-Class	(5,061)
P-Class	(2,700)
Institutional Class	(23,422)
Earnings credits applied	(65)
Total waived/reimbursed expenses	(59,046)
Net expenses	4,844,806
Net investment income	4,089,634

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	35,337,758
Net realized gain	35,337,758
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(69,238,366)
Net change in unrealized appreciation (depreciation)	(69,238,366)
Net realized and unrealized loss	(33,900,608)
Net decrease in net assets resulting from operations	$(29,810,974)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
SMID CAP VALUE FUND

	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,089,634	$2,278,536
Net realized gain on investments	35,337,758	49,091,986
Net change in unrealized appreciation (depreciation) on investments	(69,238,366)	89,702,415
Net increase (decrease) in net assets resulting from operations	(29,810,974)	141,072,937

Distributions to shareholders:
A-Class	(21,330,395)	—
C-Class	(847,652)	—
P-Class	(452,599)	—
Institutional Class	(20,988,300)	—
Total distributions to shareholders	(43,618,946)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	11,484,211	20,445,417
C-Class	480,284	1,277,246
P-Class	1,019,491	858,767
Institutional Class	19,826,586	31,236,075
Distributions reinvested
A-Class	20,707,053	—
C-Class	813,998	—
P-Class	452,599	—
Institutional Class	16,362,390	—
Cost of shares redeemed
A-Class	(41,110,959)	(54,126,198)
C-Class	(4,830,625)	(11,088,501)
P-Class	(1,852,112)	(4,270,396)
Institutional Class	(23,566,323)	(21,979,519)
Net decrease from capital share transactions	(213,407)	(37,647,109)
Net increase (decrease) in net assets	(73,643,327)	103,425,828

Net assets:
Beginning of year	429,218,298	325,792,470
End of year	$355,574,971	$429,218,298

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
SMID CAP VALUE FUND

	Year Ended September 30, 2022	Year Ended September 30, 2021
Capital share activity:
Shares sold
A-Class	307,454	561,341
C-Class	19,865	52,040
P-Class	27,573	23,190
Institutional Class	1,899,357	2,623,977
Shares issued from reinvestment of distributions
A-Class	569,188	—
C-Class	35,484	—
P-Class	12,544	—
Institutional Class	1,634,604	—
Shares redeemed
A-Class	(1,104,633)	(1,516,668)
C-Class	(200,888)	(473,341)
P-Class	(50,585)	(133,809)
Institutional Class	(2,235,401)	(1,907,686)
Net increase (decrease) in shares	914,562	(770,956)

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018
Per Share Data
Net asset value, beginning of period	$38.00	$26.27	$30.52	$36.20	$35.37
Income (loss) from investment operations:
Net investment income (loss)[a]	.36	.19	.46	.22	.06
Net gain (loss) on investments (realized and unrealized)	(3.16)	11.54	(3.37)	(1.89)	3.37
Total from investment operations	(2.80)	11.73	(2.91)	(1.67)	3.43
Less distributions from:
Net investment income	(.10)	—	(.26)	(.03)	—
Net realized gains	(2.52)	—	(1.04)	(3.98)	(2.60)
Return of capital	—	—	(.04)	—	—
Total distributions	(2.62)	—	(1.34)	(4.01)	(2.60)
Net asset value, end of period	$32.58	$38.00	$26.27	$30.52	$36.20

Total Return[b]	(8.08%)	44.65%	(10.25%)	(2.51%)	10.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$262,943	$315,323	$243,072	$335,806	$392,495
Ratios to average net assets:
Net investment income (loss)	0.96%	0.53%	1.64%	0.72%	0.17%
Total expenses[c]	1.19%	1.20%	1.25%	1.23%	1.26%
Net expenses[d,e,f]	1.18%	1.19%	1.24%	1.23%	1.26%
Portfolio turnover rate	39%	34%	41%	45%	54%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018
Per Share Data
Net asset value, beginning of period	$24.85	$17.32	$20.48	$26.05	$26.33
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.06)	.16	(.02)	(.17)
Net gain (loss) on investments (realized and unrealized)	(1.93)	7.59	(2.22)	(1.57)	2.49
Total from investment operations	(1.92)	7.53	(2.06)	(1.59)	2.32
Less distributions from:
Net investment income	—	—	(.03)	—	—
Net realized gains	(2.52)	—	(1.04)	(3.98)	(2.60)
Return of capital	—	—	(.03)	—	—
Total distributions	(2.52)	—	(1.10)	(3.98)	(2.60)
Net asset value, end of period	$20.41	$24.85	$17.32	$20.48	$26.05

Total Return[b]	(8.85%)	43.48%	(10.95%)	(3.35%)	9.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,256	$10,015	$14,276	$31,221	$52,996
Ratios to average net assets:
Net investment income (loss)	0.04%	(0.27%)	0.86%	(0.11%)	(0.65%)
Total expenses[c]	2.09%	2.05%	2.14%	2.07%	2.03%
Net expenses[d,e,f]	2.02%	2.02%	2.07%	2.06%	2.03%
Portfolio turnover rate	39%	34%	41%	45%	54%

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018
Per Share Data
Net asset value, beginning of period	$37.67	$26.06	$30.25	$35.94	$35.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.33	.15	.46	.19	.05
Net gain (loss) on investments (realized and unrealized)	(3.12)	11.46	(3.37)	(1.88)	3.34
Total from investment operations	(2.79)	11.61	(2.91)	(1.69)	3.39
Less distributions from:
Net investment income	(.06)	—	(.20)	(.02)	—
Net realized gains	(2.52)	—	(1.04)	(3.98)	(2.60)
Return of capital	—	—	(.04)	—	—
Total distributions	(2.58)	—	(1.28)	(4.00)	(2.60)
Net asset value, end of period	$32.30	$37.67	$26.06	$30.25	$35.94

Total Return	(8.16%)	44.55%	(10.30%)	(2.61%)	10.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,584	$6,907	$7,662	$14,165	$19,889
Ratios to average net assets:
Net investment income (loss)	0.90%	0.43%	1.64%	0.63%	0.13%
Total expenses[c]	1.30%	1.32%	1.33%	1.35%	1.35%
Net expenses[d,e,f]	1.26%	1.28%	1.31%	1.32%	1.28%
Portfolio turnover rate	39%	34%	41%	45%	54%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Period Ended Sept. 30, 2020[g]
Per Share Data
Net asset value, beginning of period	$12.42	$8.57	$10.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	.08	.11
Net gain (loss) on investments (realized and unrealized)	(.82)	3.77	(1.74)
Total from investment operations	(.70)	3.85	(1.63)
Less distributions from:
Net investment income	(.22)	—	—
Net realized gains	(2.52)	—	—
Total distributions	(2.74)	—	—
Net asset value, end of period	$8.98	$12.42	$8.57

Total Return	(7.93%)	44.92%	(15.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$81,792	$96,973	$60,783
Ratios to average net assets:
Net investment income (loss)	1.14%	0.70%	1.87%
Total expenses[c]	1.03%	1.06%	1.09%
Net expenses[d,e,f]	1.01%	1.02%	1.03%
Portfolio turnover rate	39%	34%	41%

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
SMID CAP VALUE FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests, if any.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	0.01%	0.00%	0.00%*	0.00%*	0.01%
C-Class	0.00%*	0.00%*	0.00%*	0.01%	0.01%
P-Class	0.02%	0.07%	0.01%	0.04%	0.04%
Institutional Class	0.00%*	0.00%	0.00%*,g	N/A	N/A

*	Less than 0.01%
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	1.18%	1.19%	1.24%	1.23%	1.26%
C-Class	2.02%	2.01%	2.07%	2.06%	2.03%
P-Class	1.25%	1.28%	1.30%	1.32%	1.28%
Institutional Class	1.01%	1.02%	1.03%[g]	N/A	N/A

[g]	Since commencement of operations: January 3, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2022, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Guggenheim SMid Cap Value Fund (the “Fund”), a diversified investment company. At September 30, 2022, A-Class, C-Class, P-Class and Institutional Class shares have been issued by the Fund.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI” or the “Adviser”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and/or other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly reviews procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (continued)

on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are generally valued at the last quoted sale price.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2022, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(c) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(e) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(f) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2022, are disclosed in the Statement of Operations.

(g) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 3.08% at September 30, 2022.

(h) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (continued)

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	1.30%[1]	01/03/20	02/01/23
C-Class	2.05%[1]	01/03/20	02/01/23
P-Class	1.30%[1]	01/03/20	02/01/23
Institutional Class	1.05%	01/03/20	02/01/23

[1]	Prior to January 3, 2020, the expense limit for A-Class, C-Class and P-Class shares of the Fund was 1.42%, 2.12% and 1.32%, respectively.

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2022, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

	2023	2024	2025	Total
A-Class	$—	$1,470	$10,015	$11,485
C-Class	15,935	4,260	4,648	24,843
P-Class	2,623	2,971	2,276	7,870
Institutional Class	24,589	28,324	17,866	70,779

During the year ended September 30, 2022, GI recouped $30,838 from the Fund.

For the year ended September 30, 2022, GFD retained sales charges of $144,088 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 - Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2022 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$14,921,805	$28,697,141	$43,618,946

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2022 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$4,095,772	$28,162,093	$11,489,517	$—	$43,747,382

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (continued)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2022, the Fund had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales, reclassification of distributions, and distributions in connection with redemption of fund shares. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2022 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$4,500,437	$(4,500,437)

At September 30, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$347,549,686	$50,407,585	$(38,918,068)	$11,489,517

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Securities Transactions

For the year ended September 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$156,669,040	$198,259,167

Note 6 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through September 30, 2022, at which time a new line of credit was entered into in the amount of $1,150,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (concluded)

than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2022.

Note 7 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 8 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim SMid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim SMid Cap Value Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2022

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2022.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2022, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2022, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See the qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
44.44%	43.89%	0.01%	100.00%

With respect to the taxable year ended September 30, 2022, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$28,697,141	$4,500,437

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

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OTHER INFORMATION (Unaudited)(continued)

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

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OTHER INFORMATION (Unaudited)(continued)

● Guggenheim Alpha Opportunity Fund
(“Alpha Opportunity Fund”)

● Guggenheim Core Bond Fund
(“Core Bond Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund
(“Macro Opportunities Fund”)

● Guggenheim Municipal Income Fund
(“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Large Core Fund
(“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund
(“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund
(“World Equity Income Fund”)

● Guggenheim Capital Stewardship Fund
(“Capital Stewardship Fund”)

● Guggenheim Diversified Income Fund
(“Diversified Income Fund”)

● Guggenheim High Yield Fund
(“High Yield Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund
(“Ultra Short Duration Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) Core Bond Fund; (iii) High Yield Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

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OTHER INFORMATION (Unaudited)(continued)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund;1 (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).2 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for Capital Stewardship Fund, which is addressed in a separate report.3

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Independent Trustees and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

[2]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[3]

Because shares of Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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OTHER INFORMATION (Unaudited)(continued)

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 19, 2022 (the “April Meeting”) and on May 24-25, 2022 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

At a meeting held by videoconference on April 29, 2022 (the “Special Meeting”), the Board met to consider a new sub-advisory agreement with Guggenheim Partners Advisors, LLC (“GPA” or a “Sub-Adviser”) for each of Floating Rate Strategies Fund, High Yield Fund, Core Bond Fund,

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OTHER INFORMATION (Unaudited)(continued)

Macro Opportunities Fund, Municipal Income Fund, Total Return Bond Fund and Ultra Short Duration Fund (collectively, the “GPA Sub-Advised Funds”) (collectively, the “GPA Sub-Advisory Agreements”).4 Under the GPA Sub-Advisory Agreements, GPA assists Security Investors and GPIM in the direction and supervision of the investment strategies of the GPA Sub-Advised Funds. At the Special Meeting, the Board approved the GPA Sub-Advisory Agreements for an annual term. At the May Meeting, the Committee also considered a renewal of the GPA Sub-Advisory Agreements so that they would have a consistent term with the GPIM Sub-Advisory Agreement, the Security Investors Advisory Agreements and the GPIM Advisory Agreement (together, the “Current Advisory Agreements”) (The GPA Sub-Advisory Agreements along with the GPIM Sub-Advisory Agreement are referred to hereafter as the “Sub-Advisory Agreements” and the Current Advisory Agreements along with the GPA Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements.”)

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the GPA Sub-Advisory Agreements and the renewal of each of the Advisory Agreements for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel

[4]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of April 29, 2022. The Board, including the Independent Trustees, relied on this relief in voting to approve the GPA Sub-Advisory Agreement at the Special Meeting.

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OTHER INFORMATION (Unaudited)(continued)

regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities. For example, the Committee noted as of March 31, 2022, both Security Investors and GPIM had entered into a Macroeconomic Services Agreement, at no fee, with GPA which, as noted above, is a Guggenheim affiliate, to receive certain global and sector macroeconomic analysis and insight along with other guidance.5 As a result, in evaluating the services provided to the Municipal Income Fund under the GPIM Sub-Advisory Agreement and the GPA Sub-Advised Funds under the GPA Sub-Advisory Agreements, the Committee did not separately consider the contributions under the Investment Advisory Agreements and the Sub-Advisory Agreements.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

[5]

Consequently, except where the context indicates otherwise, references to “Adviser,” “Advisers” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Advisory Agreements.

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OTHER INFORMATION (Unaudited)(continued)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2021, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2022 and April 30, 2022.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 96th and 88th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, long exposure to value and short exposure to growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee noted that, as of March 31, 2022, and April 30, 2022, there was no material change in performance for the three- and five- year periods, and that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy. The Committee also noted management’s statement that the quantitative investment methodology that the Fund employs was updated and that the Fund experienced performance ranking in the top half of the peer universe for the one-year period ended December 31, 2021.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 87th and 82nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s

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OTHER INFORMATION (Unaudited)(continued)

relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee further noted management’s statement that the Fund’s allocation process was updated in 2021 and that the Fund experienced performance ranking in the top half of the peer universe for the one-year period ended December 31, 2021. The Committee noted that as of March 31, 2022, the five-year and three-year performance rankings had improved to the 74th and 62nd percentiles, respectively, with no material change thereafter to these rankings as of April 30, 2022.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 74th and 89th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s conservative positioning in recent years, notably underweights in duration and credit risks, contributed to relative underperformance. The Committee also noted management’s statement that, although the Fund’s defensive positioning resulted in top quartile performance relative to its peers during the first quarter of 2020, it has since led to underperformance relative to its peers. The Committee noted that, as of March 31, 2022 and April 30, 2022, the five-year and three-year performance rankings had not improved.

Small Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 90th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s lack of exposure to higher-risk, lower-quality stocks that rallied between September 2020 through December 2021. The Committee also noted management’s statement that stock selection in several sectors detracted from performance. The Committee noted that, as of March 31, 2022, the five-year and three-year performance rankings had improved to the 72nd and 63rd percentiles, respectively, and as of April 30, 2022, the five-year and three-year performance rankings had improved to the 66th and 49th percentiles, respectively.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and the rationale for continuing the strategy and/or efforts to improve investment performance.

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OTHER INFORMATION (Unaudited)(continued)

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee (which includes the sub-advisory fees paid to the Sub-Advisers), net effective management fee6 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

[6]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

In addition, the Committee made the following observations:

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (100th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (29th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In addition, the Committee noted the Fund’s currently effective expense limitation agreement with the Adviser. Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year period ended December 31, 2021. In addition, the Committee considered management’s statement that the Fund’s net advisory fee is reasonable and competitive, especially in light of the Fund’s strong prior performance. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three- and five-year periods ended December 31, 2021. The Committee also took into account the Fund’s currently effective expense limitation agreement with a breakpoint of 5 basis points on average daily net assets above $5 billion.

Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (36th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The Committee considered the Adviser’s statement that the Fund’s total expense ratio is competitive

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OTHER INFORMATION (Unaudited)(continued)

and in-line with the peer group average and median and that the Fund’s contractual advisory fee is competitive. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (50th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the three- and five-year periods ended December 31, 2021. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser. Additionally, the Committee considered management’s statement that the Fund’s net advisory fee is reasonable and competitive, especially in light of the Fund’s strong prior performance.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2021, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2020. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s overall expenses increased in 2021, which was primarily attributable to increased expenses in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

OTHER INFORMATION (Unaudited)(continued)

Sub-Advisory Agreements

Nature, Extent and Quality of Services Provided by the Sub-Advisers: As noted above, because both the Advisers (Security Investors and GPIM) and the Sub-Advisers (GPIM and GPA) for Municipal Income Fund and the GPA Sub-Advised Funds, respectively, are part of and do business as Guggenheim Investments and the services provided by the Advisers on the one hand and the Sub-Advisers on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Advisory Agreements and Sub-Advisory Agreements. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Advisers’ abilities to carry out their responsibilities under their respective Sub-Advisory Agreements, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreements, including the scope of services required to be performed by each Sub-Adviser.

Investment Performance: The Committee considered the returns of each Fund under its evaluation of the Advisory Agreements.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Advisers from Their Relationships with each Fund: The Committee considered that the Sub-Advisory Agreements are with affiliates of each Adviser, that each Adviser compensates each Sub-Adviser from its own fees so that the sub-advisory fee rate for each Fund does not impact the fees paid by such Fund and that the GPIM’s revenues were included in the calculation of Guggenheim Investments’ profitability. Because GPA is a new Sub-Adviser, the amounts that will be paid to it by the Advisers were previously included in the calculation of Guggenheim Investments’ profitability as part of the Advisers’ revenues and in the future will continue to be included in the calculation of Guggenheim Investments’ profitability as a part of GPA’s revenue. Given its conclusion of the reasonableness of the advisory fees, the Committee concluded that the GPIM sub-advisory fee rate for the Municipal Income Fund and GPA sub-advisory fee rates for the GPA Sub-Advised Funds were reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Advisers’ fees are paid by the Advisers and not the Municipal Income Fund or the GPA Sub-Advised Funds, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

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OTHER INFORMATION (Unaudited)(concluded)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the initial approval of the GPA Sub-Advisory Agreement and the continuation of each Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors. At the Special Meeting, the Board, including all of the Independent Trustees approved the GPA Sub-Advisory Agreements for an initial annual term and at the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Member, Board of Directors, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022);Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since August 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (August 2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-August 2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

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Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies.

You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the

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information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2021, to March 31, 2022. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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9.30.2022

Guggenheim Funds Annual Report

Guggenheim Capital Stewardship Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
CAPITAL STEWARDSHIP FUND	7
NOTES TO FINANCIAL STATEMENTS	15
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
OTHER INFORMATION	21
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	30
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	36
LIQUIDITY RISK MANAGEMENT PROGRAM	39

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2022

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Capital Stewardship Fund (the “Fund”). The report covers the annual fiscal period ended September 30, 2022.

Concinnity Advisors, LP, serves as the Fund’s sub-adviser (the “Sub-Adviser”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2022

Equity and fixed income markets declined during the 12-month period ended September 30, 2022, amid continued market volatility, Federal Reserve policy, and global economic headwinds.

The Federal Reserve (the “Fed”) has abandoned talk of a soft or even “softish” landing, with the latest Summary of Economic Projections pointing to a 90-basis-point rise in the unemployment rate, an increase never before experienced without a recession. One basis point equals 0.01%. The seemingly endless string of upside inflation surprises has cemented the Fed’s view that the labor market needs to soften and economic activity needs to weaken further, which could require interest rates heading even higher.

Signs are indicating that the economy is heading in the direction the Fed wants. While gross domestic product (“GDP”) rebounded in the third quarter of 2022 to an inflation-adjusted 2.6%, private domestic demand (consumption and fixed investment) continued to slow, growing just 0.1%. The slowdown was led by a significant contraction in housing activity, historically the first sector to be hit by rising rates, cutting about 1.4 percentage points from GDP’s growth rate. The sharp tightening in financial conditions indicates a broader economic slowdown is ahead, which may help to loosen up the labor market. Signs of a labor market slowdown are already evident, with monthly job growth at less than half the pace of early 2022, wage growth cooling, and job openings falling sharply.

Inflation remains high, but a variety of factors point to a substantial moderation in 2023. Goods prices have stopped rising, and supply chain improvement and input and import costs suggest outright deflation could lie ahead. Services inflation is now the main price stability concern, but even the Bureau of Labor Statistics and several Fed speakers have acknowledged that the lagged data on home rental prices doesn’t reflect the sharp slowdown in market rents that has taken place (and that would start to show up in the data next year).

With the economy cooling and inflation likely to fall, it is fair to expect that rate hikes are nearly coming to an end, particularly with rising strains in financial markets and overseas. But having been repeatedly burned by expectations that inflation would cool and fearing a replay of the “stop-start” rate hike campaigns of the 1970s, the Fed will likely err on the side of overdoing it with rate hikes, viewing a recession as the “least bad” outcome for the economy.

For the 12-month period ended September 30, 2022, the S&P 500® Index* returned -15.47%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -25.13%. The return of the MSCI Emerging Markets Index* was -28.11%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -14.60% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -14.14%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.62% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2022

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2022 and ending September 30, 2022.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund Institutional Class return[3]
1.02%	(17.54%)	$1,000.00	$824.60	$4.67

Table 2. Based on hypothetical 5% return (before expenses)
1.02%	5.00%	$1,000.00	$1,019.95	$5.16

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2022 to September 30, 2022.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2022

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment adviser to Guggenheim Capital Stewardship Fund (the “Fund”). Concinnity Advisors, LP serves as the Fund’s unaffiliated sub-adviser. The Fund is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Peter Derby, Portfolio Manager at Concinnity. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2022 (the “Reporting Period”).

For the Reporting Period, the Guggenheim Capital Stewardship Fund Institutional Class provided a total return of -15.74%, underperforming the S&P 500 Index (“Index”), the Fund’s benchmark, which returned -15.47% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund underperformed its benchmark by 0.27%. The contribution from sector allocation effect and security selection effect were 1.3% and -0.7%, respectively.

Across the 11 S&P sectors, relatively speaking, the Health Care sector added 1.4%. The Financials sector detracted 1.2%.

The top individual contributors to return were Chevron Corp., Bristol Myers Squibb, and H&R Block Inc. The top individual detractors were Intel Corp., Amazon.com, Inc., and Alphabet, Inc.

How was the Fund positioned at the end of the Reporting Period?

As of end of the Reporting Period, the Fund is fully invested, with less than 1% in cash or cash equivalents. Relative to its benchmark, the Fund is overweight in the Health Care sector and Energy sector by 5% and 4%, respectively. The Fund is underweight in the Communication Services sector and the Consumer Discretionary sector by 4% and 3%, respectively.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

CAPITAL STEWARDSHIP FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*

Inception Date: September 26, 2014

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	5.8%
Microsoft Corp.	5.0%
Johnson & Johnson	2.9%
Chevron Corp.	2.7%
Alphabet, Inc. — Class A	2.6%
Bristol-Myers Squibb Co.	2.2%
Texas Instruments, Inc.	2.2%
Gilead Sciences, Inc.	2.1%
Home Depot, Inc.	2.0%
Amazon.com, Inc.	2.0%
Top Ten Total	29.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2022

	1 Year	5 Year	Since Inception (09/26/14)
Capital Stewardship Fund Institutional Class	(15.74%)	7.58%	7.73%
S&P 500 Index	(15.47%)	9.24%	9.74%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2022
CAPITAL STEWARDSHIP FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Consumer, Non-cyclical - 31.7%
Johnson & Johnson	29,803	$4,868,618
Bristol-Myers Squibb Co.	51,551	3,664,761
Gilead Sciences, Inc.	56,268	3,471,173
Colgate-Palmolive Co.	43,113	3,028,689
CVS Health Corp.	26,379	2,515,765
Amgen, Inc.	10,195	2,297,953
Campbell Soup Co.	45,455	2,141,840
Cigna Corp.	7,624	2,115,431
General Mills, Inc.	26,269	2,012,468
Merck & Company, Inc.	22,886	1,970,942
Becton Dickinson and Co.	8,487	1,891,158
AbbVie, Inc.	12,702	1,704,736
Kellogg Co.	20,229	1,409,152
Quest Diagnostics, Inc.	11,059	1,356,829
Mondelez International, Inc. — Class A	24,682	1,353,314
UnitedHealth Group, Inc.	2,494	1,259,570
Avery Dennison Corp.	7,466	1,214,718
J M Smucker Co.	8,364	1,149,297
PepsiCo, Inc.	6,908	1,127,800
United Rentals, Inc.*	4,044	1,092,365
Kimberly-Clark Corp.	9,609	1,081,397
Hershey Co.	4,900	1,080,303
Pfizer, Inc.	23,181	1,014,401
Procter & Gamble Co.	7,245	914,681
Regeneron Pharmaceuticals, Inc.*	1,294	891,398
Eli Lilly & Co.	2,698	872,398
Humana, Inc.	1,590	771,452
Automatic Data Processing, Inc.	3,358	759,546
Chemed Corp.	1,300	567,528
Booz Allen Hamilton Holding Corp.	5,384	497,213
Vertex Pharmaceuticals, Inc.*	1,523	440,969
HCA Healthcare, Inc.	2,124	390,370
Kroger Co.	8,548	373,975
DaVita, Inc.*	4,447	368,078
Centene Corp.*	3,782	294,277
Abbott Laboratories	2,827	273,541
Hormel Foods Corp.	5,030	228,563
H&R Block, Inc.	4,408	187,516
PayPal Holdings, Inc.*	1,967	169,300
Total Consumer, Non-cyclical		52,823,485

Technology - 23.9%
Apple, Inc.	70,390	9,727,898
Microsoft Corp.	35,809	8,339,916
Texas Instruments, Inc.	23,230	3,595,539
International Business Machines Corp.	20,619	2,449,743
Intel Corp.	88,622	2,283,789
Dell Technologies, Inc. — Class C	37,123	1,268,493
Analog Devices, Inc.	8,657	1,206,266
SS&C Technologies Holdings, Inc.	24,210	1,156,027
Jack Henry & Associates, Inc.	6,239	1,137,183
Dropbox, Inc. — Class A*	46,529	964,081
Skyworks Solutions, Inc.	11,243	958,691
NetApp, Inc.	13,970	864,045
KLA Corp.	2,381	720,562
Seagate Technology Holdings plc	12,080	643,018
HP, Inc.	23,706	590,754
Akamai Technologies, Inc.*	7,177	576,457
Lam Research Corp.	1,566	573,156
Cognizant Technology Solutions Corp. — Class A	9,645	554,009
NVIDIA Corp.	4,349	527,925
Fiserv, Inc.*	5,239	490,213
Applied Materials, Inc.	5,576	456,842
Broadridge Financial Solutions, Inc.	2,141	308,989
Paychex, Inc.	1,615	181,219
Intuit, Inc.	427	165,386
Total Technology		39,740,201

Financial - 9.7%
Prudential Financial, Inc.	24,983	2,143,042
Royal Bank of Canada	22,774	2,050,571
Toronto-Dominion Bank	29,858	1,831,191
Bank of Montreal	20,527	1,798,986
Canadian Imperial Bank of Commerce	39,456	1,726,595
Travelers Companies, Inc.	10,462	1,602,778
MetLife, Inc.	17,575	1,068,209
Citigroup, Inc.	20,268	844,568
U.S. Bancorp	20,134	811,803
Visa, Inc. — Class A	4,089	726,411
Western Union Co.	41,676	562,626
Mastercard, Inc. — Class A	1,872	532,284
Bank of America Corp.	8,041	242,838
Principal Financial Group, Inc.	2,956	213,275
Total Financial		16,155,177

Communications - 8.8%
Alphabet, Inc. — Class A*	44,850	4,289,902
Amazon.com, Inc.*	29,413	3,323,669
Verizon Communications, Inc.	42,962	1,631,267
Motorola Solutions, Inc.	6,582	1,474,171
Cisco Systems, Inc.	31,878	1,275,120
CDW Corp.	6,137	957,863
Meta Platforms, Inc. — Class A*	5,589	758,315
F5, Inc.*	3,449	499,174
Comcast Corp. — Class A	7,042	206,542
Netflix, Inc.*	793	186,704
Total Communications		14,602,727

Energy - 8.5%
Chevron Corp.	31,277	4,493,566
Kinder Morgan, Inc.	183,456	3,052,708
Phillips 66	32,668	2,636,961
Valero Energy Corp.	20,302	2,169,269
Cheniere Energy, Inc.	7,084	1,175,306
ONEOK, Inc.	13,915	713,005
Total Energy		14,240,815

Consumer, Cyclical - 6.7%
Home Depot, Inc.	12,154	3,353,775
Lowe’s Companies, Inc.	7,889	1,481,633

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
CAPITAL STEWARDSHIP FUND

	Shares	Value
Dollar General Corp.	3,998	$958,960
Magna International, Inc.	19,854	941,477
Tesla, Inc.*	3,515	932,354
Cummins, Inc.	3,520	716,355
NVR, Inc.*	161	641,920
Starbucks Corp.	5,556	468,149
Bath & Body Works, Inc.	12,334	402,088
PulteGroup, Inc.	10,029	376,087
Lululemon Athletica, Inc.*	1,300	363,428
AutoNation, Inc.*	3,400	346,358
Gentex Corp.	6,945	165,569
Total Consumer, Cyclical		11,148,153

Industrial - 5.7%
General Dynamics Corp.	9,371	1,988,245
3M Co.	14,145	1,563,023
Oshkosh Corp.	14,936	1,049,851
Lennox International, Inc.	3,998	890,234
Owens Corning	11,170	878,074
L3Harris Technologies, Inc.	3,661	760,866
Waste Management, Inc.	4,435	710,532
Republic Services, Inc. — Class A	3,982	541,711
Keysight Technologies, Inc.*	3,430	539,745
Littelfuse, Inc.	1,612	320,288
United Parcel Service, Inc. — Class B	1,293	208,871
Total Industrial		9,451,440

Utilities - 4.7%
WEC Energy Group, Inc.	30,513	2,728,778
Duke Energy Corp.	27,163	2,526,702
Exelon Corp.	45,402	1,700,759
NextEra Energy, Inc.	8,757	686,636
American Water Works Company, Inc.	1,306	169,989
Total Utilities		7,812,864

Total Common Stocks
(Cost $179,659,270)		165,974,862

EXCHANGE-TRADED FUNDS† - 0.7%
SPDR S&P 500 ETF Trust	3,500	1,250,130
Total Exchange-Traded Funds
(Cost $1,518,700)		1,250,130

MONEY MARKET FUND† - 0.4%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 2.46%[1]	638,870	638,870
Total Money Market Fund
(Cost $638,870)		638,870

Total Investments - 100.8%
(Cost $181,816,840)		$167,863,862
Other Assets & Liabilities, net - (0.8)%		(1,395,103)
Total Net Assets - 100.0%		$166,468,759

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2022.
plc — Public Limited Company

See Sector Classification in Other Information section.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2022
CAPITAL STEWARDSHIP FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$165,974,862	$—	$—	$165,974,862
Exchange-Traded Funds	1,250,130	—	—	1,250,130
Money Market Fund	638,870	—	—	638,870
Total Assets	$167,863,862	$—	$—	$167,863,862

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

CAPITAL STEWARDSHIP FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

Assets:
Investments, at value (cost $181,816,840)	$167,863,862
Prepaid expenses	10,562
Receivables:
Dividends	111,575
Foreign tax reclaims	6,988
Interest	1,132
Total assets	167,994,119

Liabilities:
Overdraft due to custodian bank	4,735
Payable for:
Fund shares redeemed	1,341,278
Management fees	132,738
Fund accounting/administration fees	10,173
Trustees’ fees*	3,468
Transfer agent/maintenance fees	2,256
Miscellaneous	30,712
Total liabilities	1,525,360
Net assets	$166,468,759

Net assets consist of:
Paid in capital	$182,700,944
Total distributable earnings (loss)	(16,232,185)
Net assets	$166,468,759
Capital shares outstanding	6,967,512
Net asset value per share	$23.89

STATEMENT OF OPERATIONS
Year Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $15,038)	$3,985,480
Interest	3,628
Total investment income	3,989,108

Expenses:
Management fees	1,876,195
Transfer agent/maintenance fees	25,167
Fund accounting/administration fees	133,308
Professional fees	38,642
Trustees’ fees*	16,676
Custodian fees	7,324
Miscellaneous	21,630
Total expenses	2,118,942
Less:
Earnings credits applied	(135)
Net expenses	2,118,807
Net investment income	1,870,301

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,050,146
Investments sold short	6,183
Net realized gain	3,056,329
Net change in unrealized appreciation (depreciation) on:
Investments	(35,592,196)
Net change in unrealized appreciation (depreciation)	(35,592,196)
Net realized and unrealized loss	(32,535,867)
Net decrease in net assets resulting from operations	$(30,665,566)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CAPITAL STEWARDSHIP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,870,301	$1,657,454
Net realized gain on investments	3,056,329	56,921,577
Net change in unrealized appreciation (depreciation) on investments	(35,592,196)	(6,631,844)
Net increase (decrease) in net assets resulting from operations	(30,665,566)	51,947,187

Distributions to shareholders	(54,426,863)	(13,020,049)

Capital share transactions:
Proceeds from sale of shares	106,639,651	8,500,000
Distributions reinvested	54,379,479	12,936,786
Cost of shares redeemed	(135,570,764)	(41,001,933)
Net increase (decrease) from capital share transactions	25,448,366	(19,565,147)
Net increase (decrease) in net assets	(59,644,063)	19,361,991

Net assets:
Beginning of year	226,112,822	206,750,831
End of year	$166,468,759	$226,112,822

Capital share activity:
Shares sold	3,780,096	271,840
Shares issued from reinvestment of distributions	1,772,473	402,138
Shares redeemed	(4,747,908)	(1,164,212)
Net increase (decrease) in shares	804,661	(490,234)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

CAPITAL STEWARDSHIP FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$36.69	$31.08	$28.23	$31.23	$29.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	.25	.28	.33	.28
Net gain (loss) on investments (realized and unrealized)	(4.05)	7.28	3.43	.05	4.34
Total from investment operations	(3.78)	7.53	3.71	.38	4.62
Less distributions from:
Net investment income	(.18)	(.28)	(.39)	(.32)	(.34)
Net realized gains	(8.84)	(1.64)	(.47)	(3.06)	(2.16)
Total distributions	(9.02)	(1.92)	(.86)	(3.38)	(2.50)
Net asset value, end of period	$23.89	$36.69	$31.08	$28.23	$31.23

Total Return	(15.74%)	25.11%	13.31%	3.56%	16.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$166,469	$226,113	$206,751	$210,053	$220,587
Ratios to average net assets:
Net investment income (loss)	0.90%	0.70%	0.96%	1.23%	0.93%
Total expenses[b]	1.02%	1.02%	1.04%	1.05%	1.05%
Portfolio turnover rate	162%	154%	147%	131%	164%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2022, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Capital Stewardship Fund (the “Fund”), a diversified investment company. At September 30, 2022, Institutional Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM” or “the Adviser”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Concinnity Advisors, LP (the “Sub-Adviser”) serves as the subadviser to the Fund.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and/or other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS (continued)

which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly review the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(c) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(d) Expenses

Certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(e) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2022, are disclosed in the Statement of Operations.

(f) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 3.08% at September 30, 2022.

(g) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2022 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$38,843,524	$15,583,339	$54,426,863

The tax character of distributions paid during the year ended September 30, 2021 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$3,520,938	$9,499,111	$13,020,049

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2022 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$291,687	$—	$(16,523,872)	$—	$(16,232,185)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS (continued)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2022, the Fund had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to reclassification of distributions, losses deferred due to wash sales, and distributions in connection with redemption of fund shares. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2022 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$3,345,710	$(3,345,710)

At September 30, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$184,387,734	$6,155,989	$(22,679,861)	$(16,523,872)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Securities Transactions

For the year ended September 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$336,901,143	$368,576,151

Note 6 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 7 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Capital Stewardship Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Capital Stewardship Fund (the “Fund”) (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2022

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2022.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2022, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2022, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
13.76%	13.76%	0.03%	100.00%

With respect to the taxable year ended September 30, 2022, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$15,583,339	$3,345,710

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

OTHER INFORMATION (Unaudited)(continued)

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund
(“Alpha Opportunity Fund”)

● Guggenheim Core Bond Fund (“Core Bond Fund”)

● Guggenheim Floating Rate Strategies Fund
(“Floating Rate Strategies Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund
(“Macro Opportunities Fund”)

● Guggenheim Municipal Income Fund
(“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Large Core Fund
(“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund
(“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund
(“World Equity Income Fund”)

● Guggenheim Capital Stewardship Fund
(“Capital Stewardship Fund”)

● Guggenheim Diversified Income Fund
(“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund
(“Market Neutral Real Estate Fund”)

● Guggenheim Risk Managed Real Estate Fund
(“Risk Managed Real Estate Fund”)

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund
(“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund
(“Ultra Short Duration Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) Core Bond Fund; (iii) High Yield Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners,

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Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund;1 (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).2 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for Capital Stewardship Fund, which is addressed in a separate report.3

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 19, 2022 (the “April Meeting”) and on May 24-25, 2022 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Independent Trustees and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

[2]

The investment management agreements pertaining to the SI--Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub--Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[3]

Because shares of Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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OTHER INFORMATION (Unaudited)(continued)

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

At a meeting held by videoconference on April 29, 2022 (the “Special Meeting”), the Board met to consider a new sub-advisory agreement with Guggenheim Partners Advisors, LLC (“GPA” or a “Sub-Adviser”) for each of Floating Rate Strategies Fund, High Yield Fund, Core Bond Fund, Macro Opportunities Fund, Municipal Income Fund, Total Return Bond Fund and Ultra Short Duration Fund (collectively, the “GPA Sub-Advised Funds”) (collectively, the “GPA Sub-Advisory Agreements”).4 Under the GPA Sub-Advisory Agreements, GPA assists Security Investors and GPIM in the direction and supervision of the investment strategies of the GPA Sub-Advised Funds. At the Special Meeting, the Board approved the GPA Sub-Advisory Agreements for an annual term. At the May Meeting, the Committee also considered a renewal of the GPA Sub-Advisory Agreements so that they would have a consistent term with the GPIM Sub-Advisory Agreement, the Security Investors Advisory Agreements and the GPIM Advisory Agreement (together, the “Current Advisory Agreements”) (The GPA Sub-Advisory Agreements along with the GPIM Sub-Advisory Agreement are referred to hereafter as the “Sub-Advisory Agreements” and the Current Advisory Agreements along with the GPA Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements.”)

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the GPA Sub-Advisory Agreements and the renewal of each of the Advisory Agreements for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

[4]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of April 29, 2022. The Board, including the Independent Trustees, relied on this relief in voting to approve the GPA Sub-Advisory Agreement at the Special Meeting.

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OTHER INFORMATION (Unaudited)(continued)

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities. For example, the Committee noted as of March 31, 2022, both Security Investors and GPIM had entered into a Macroeconomic Services Agreement, at no fee, with GPA which, as noted above, is a Guggenheim affiliate, to receive certain global and sector macroeconomic analysis and insight along with other guidance.5 As a result, in evaluating the services provided to the Municipal Income Fund under the GPIM Sub-Advisory Agreement and the GPA Sub-Advised Funds under the GPA Sub-Advisory Agreements, the Committee did not separately consider the contributions under the Investment Advisory Agreements and the Sub-Advisory Agreements.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2021, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2022 and April 30, 2022.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 96th and 88th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, long exposure to value and short exposure to growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee noted that, as of March 31, 2022, and April 30, 2022, there was no material change in performance for the three- and five- year periods, and that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy. The Committee also noted management’s statement that the quantitative investment methodology that the Fund employs was updated and that the Fund experienced performance ranking in the top half of the peer universe for the one-year period ended December 31, 2021.

[5]

Consequently, except where the context indicates otherwise, references to “Adviser,” “Advisers” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Advisory Agreements.

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OTHER INFORMATION (Unaudited)(continued)

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 87th and 82nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee further noted management’s statement that the Fund’s allocation process was updated in 2021 and that the Fund experienced performance ranking in the top half of the peer universe for the one-year period ended December 31, 2021. The Committee noted that as of March 31, 2022, the five-year and three-year performance rankings had improved to the 74th and 62nd percentiles, respectively, with no material change thereafter to these rankings as of April 30, 2022.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 74th and 89th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s conservative positioning in recent years, notably underweights in duration and credit risks, contributed to relative underperformance. The Committee also noted management’s statement that, although the Fund’s defensive positioning resulted in top quartile performance relative to its peers during the first quarter of 2020, it has since led to underperformance relative to its peers. The Committee noted that, as of March 31, 2022 and April 30, 2022, the five-year and three-year performance rankings had not improved.

Small Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 90th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s lack of exposure to higher-risk, lower-quality stocks that rallied between September 2020 through December 2021. The Committee also noted management’s statement that stock selection in several sectors detracted from performance. The Committee noted that, as of March 31, 2022, the five-year and three-year performance rankings had improved to the 72nd and 63rd percentiles, respectively, and as of April 30, 2022, the five-year and three-year performance rankings had improved to the 66th and 49th percentiles, respectively.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and the rationale for continuing the strategy and/or efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee (which includes the sub-advisory fees paid to the Sub-Advisers), net effective management fee6 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

[6]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group. In addition, the Committee made the following observations:

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (100th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (29th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In addition, the Committee noted the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year period ended December 31, 2021. In addition, the Committee considered management’s statement that the Fund’s net advisory fee is reasonable and competitive, especially in light of the Fund’s strong prior performance. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three- and five-year periods ended December 31, 2021. The Committee also took into account the Fund’s currently effective expense limitation agreement with a breakpoint of 5 basis points on average daily net assets above $5 billion.

Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (36th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The Committee considered the Adviser’s statement that the Fund’s total expense ratio is competitive and in-line with the peer group average and median and that the Fund’s contractual advisory fee is competitive. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (50th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the three- and five-year periods ended December 31, 2021. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser. Additionally, the Committee considered management’s statement that the Fund’s net advisory fee is reasonable and competitive, especially in light of the Fund’s strong prior performance.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2021, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense

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OTHER INFORMATION (Unaudited)(continued)

waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2020. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s overall expenses increased in 2021, which was primarily attributable to increased expenses in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreements

Nature, Extent and Quality of Services Provided by the Sub-Advisers: As noted above, because both the Advisers (Security Investors and GPIM) and the Sub-Advisers (GPIM and GPA) for Municipal Income Fund and the GPA Sub-Advised Funds, respectively, are part of and do business as Guggenheim Investments and the services provided by the Advisers on the one hand and the Sub-Advisers on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Advisory Agreements and Sub-Advisory Agreements. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

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OTHER INFORMATION (Unaudited)(concluded)

With respect to Guggenheim’s resources and the Sub-Advisers’ abilities to carry out their responsibilities under their respective Sub-Advisory Agreements, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreements, including the scope of services required to be performed by each Sub-Adviser.

Investment Performance: The Committee considered the returns of each Fund under its evaluation of the Advisory Agreements.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Advisers from Their Relationships with each Fund: The Committee considered that the Sub-Advisory Agreements are with affiliates of each Adviser, that each Adviser compensates each Sub-Adviser from its own fees so that the sub-advisory fee rate for each Fund does not impact the fees paid by such Fund and that the GPIM’s revenues were included in the calculation of Guggenheim Investments’ profitability. Because GPA is a new Sub-Adviser, the amounts that will be paid to it by the Advisers were previously included in the calculation of Guggenheim Investments’ profitability as part of the Advisers’ revenues and in the future will continue to be included in the calculation of Guggenheim Investments’ profitability as a part of GPA’s revenue. Given its conclusion of the reasonableness of the advisory fees, the Committee concluded that the GPIM sub-advisory fee rate for the Municipal Income Fund and GPA sub-advisory fee rates for the GPA Sub-Advised Funds were reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Advisers’ fees are paid by the Advisers and not the Municipal Income Fund or the GPA Sub-Advised Funds, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the initial approval of the GPA Sub-Advisory Agreement and the continuation of each Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors. At the Special Meeting, the Board, including all of the Independent Trustees approved the GPA Sub-Advisory Agreements for an initial annual term and at the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Member, Board of Directors, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since August 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (August 2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-August 2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law. In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies.

You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com. European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it.

See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2021, to March 31, 2022. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable. The Report further concluded that the Program operated effectively during recent market conditions arising from COVID-19.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

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9.30.2022

Guggenheim Funds Annual Report

Guggenheim Macro Opportunities Fund

GuggenheimInvestments.com	MO-ANN-0922x0923

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
MACRO OPPORTUNITIES FUND	9
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	102
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	134
OTHER INFORMATION	136
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	151
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	160
LIQUIDITY RISK MANAGEMENT PROGRAM	164

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2022

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Macro Opportunities Fund (the “Fund”) for the annual fiscal period ended September 30, 2022.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Macro Opportunities Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The intrinsic value of the underlying stocks in which the Fund invests may never be realized or the stock may decline in value. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2022

decrease in the market value of the Fund’s portfolio. ● The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2022

Equity and fixed income markets declined during the 12-month period ended September 30, 2022, amid continued market volatility, Federal Reserve policy, and global economic headwinds.

The Federal Reserve (the “Fed”) has abandoned talk of a soft or even “softish” landing, with the latest Summary of Economic Projections pointing to a 90-basis-point rise in the unemployment rate, an increase never before experienced without a recession. One basis point equals 0.01%. The seemingly endless string of upside inflation surprises has cemented the Fed’s view that the labor market needs to soften and economic activity needs to weaken further, which could require interest rates heading even higher.

Signs are indicating that the economy is heading in the direction the Fed wants. While gross domestic product (“GDP”) rebounded in the third quarter of 2022 to an inflation-adjusted 2.6%, private domestic demand (consumption and fixed investment) continued to slow, growing just 0.1%. The slowdown was led by a significant contraction in housing activity, historically the first sector to be hit by rising rates, cutting about 1.4 percentage points from GDP’s growth rate. The sharp tightening in financial conditions indicates a broader economic slowdown is ahead, which may help to loosen up the labor market. Signs of a labor market slowdown are already evident, with monthly job growth at less than half the pace of early 2022, wage growth cooling, and job openings falling sharply.

Inflation remains high, but a variety of factors point to a substantial moderation in 2023. Goods prices have stopped rising, and supply chain improvement and input and import costs suggest outright deflation could lie ahead. Services inflation is now the main price stability concern, but even the Bureau of Labor Statistics and several Fed speakers have acknowledged that the lagged data on home rental prices doesn’t reflect the sharp slowdown in market rents that has taken place (and that would start to show up in the data next year).

With the economy cooling and inflation likely to fall, it is fair to expect that rate hikes are nearly coming to an end, particularly with rising strains in financial markets and overseas. But having been repeatedly burned by expectations that inflation would cool and fearing a replay of the “stop-start” rate hike campaigns of the 1970s, the Fed will likely err on the side of overdoing it with rate hikes, viewing a recession as the “least bad” outcome for the economy.

For the 12-month period ended September 30, 2022, the S&P 500® Index* returned -15.47%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -25.13%. The return of the MSCI Emerging Markets Index* was -28.11%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -14.60% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -14.14%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.62% for the 12-month period.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2022

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2022 and ending September 30, 2022.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.41%	(8.07%)	$ 1,000.00	$ 919.30	$ 6.78
C-Class	2.16%	(8.38%)	1,000.00	916.20	10.38
P-Class	1.41%	(8.06%)	1,000.00	919.40	6.78
Institutional Class	1.00%	(7.86%)	1,000.00	921.40	4.82
R6-Class	1.00%	(7.86%)	1,000.00	921.40	4.82

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.41%	5.00%	$ 1,000.00	$ 1,018.00	$ 7.13
C-Class	2.16%	5.00%	1,000.00	1,014.24	10.91
P-Class	1.41%	5.00%	1,000.00	1,018.00	7.13
Institutional Class	1.00%	5.00%	1,000.00	1,020.05	5.06
R6-Class	1.00%	5.00%	1,000.00	1,020.05	5.06

[1]

This ratio represents annualized net expenses, which may include short interest expense. Excluding these expenses, the operating expense ratios for the Fund would be 1.32%, 2.07%, 1.32%, 0.91% and 0.91% for the A-Class, C-Class, P-Class, Institutional Class and R6-Class, respectively. Excludes expenses of the underlying funds in which the Fund invests.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2022 to September 30, 2022.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2022

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment adviser to Guggenheim Macro Opportunities Fund (“Fund”). Guggenheim Partners Advisors, LLC, an affiliate of GPIM, serves as the Fund’s sub-adviser (“GPA” or the “Sub-Adviser”). The Fund is managed by a team of seasoned professionals at GPIM and GPA. This team includes B. Scott Minerd, Chairman of Guggenheim Investments, Chief Investment Officer of GPA, and Global Chief Investment Officer and Managing Partner of Guggenheim Partners, LLC; Anne B. Walsh, CFA, JD, Chief Investment Officer, Fixed Income, Portfolio Manager, and Managing Partner of GPIM; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, Senior Managing Director, and Portfolio Manager of GPIM; and Adam J. Bloch, Managing Director and Portfolio Manager of GPIM. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund returned -10.77%1. The comparison index is the ICE BofA 3-Month Treasury Bill Index, which returned 0.62% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Fund ended the Reporting Period down -10.77% while the benchmark finished up 0.62%. The dramatic rise in interest rates was a significant driver of performance, detracting roughly -6.5% from the Fund’s performance over the Reporting Period. The Fund’s curve positioning, however, did help moderate the total detraction from rates over the Reporting Period. The Fund’s bear flattener bias benefitted performance as the rise in front end yields outpaced that of longer maturity yields. Bear flattening refers to the yield curve for bonds in which short-term interest rates rise more rapidly than long-term interest rates. The performance effect from the widening in credit spreads was the largest component of performance detracting approximately -7.7%. Over the Reporting Period, we saw spreads in Investment Grade Corporates, High Yield Corporates, and A-rated Collateralized Loan Obligations (“CLOs”) widen by 75 basis points, 263 basis points, and 177 basis points, respectively. Carry positively contributed about 4.5% on an absolute basis to performance. Carry refers to the excess return accruing to higher yielding securities over lower yielding securities, assuming prices remain constant.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, the Fund used interest rate futures, options, swaptions, and swaps to help manage duration, generate additional yield, and for hedging purposes. Credit default swaps and total return swaps were used to both obtain and hedge existing index exposure. Forward foreign currency contracts and currency options were used for hedging and income producing purposes. Management also employed futures, options, total return swaps and interest

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(continued)	September 30, 2022

rate swaps opportunistically for speculative purposes. Over the Reporting Period, interest rate swaps and interest rate curve caps detracted from performance while performance from futures and swaptions was incrementally positive. Options on equities, which functioned as hedges to the Fund’s credit positioning, contributed to performance. Performance from credit default swaps and credit default swap index (CDX) positions were immaterial. In addition, the Fund hedged non-USD exposure with foreign-exchange derivatives, which had a positive impact on performance over the Reporting Period. Futures and options on various commodities detracted from performance over the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

At 28% of net asset value (“NAV”), securitized credit continues to be a significant and growing asset class allocation within the Fund. As tail risks have risen across the market, we have increased our allocation to high grade pockets of securitized credit, picking credit quality and structural protection at attractive spreads versus comparably rated corporate credit. We believe a unique opportunity has emerged in securitized credit in that investors are now able to source investments at steep dollar price discounts given both the rise in interest rates and widening in credit spreads that have occurred year-to-date. We believe this dynamic presents a compelling total return opportunity as investors are now able to capture not only the traditional yield advantage offered by the sector in the form of higher coupons relative to similarly rated corporates, but also an accretion to par should rates fall or spreads tighten. In more normal market environments, the value proposition of much of securitized credit is typically limited to a carry advantage (i.e., the offered coupon) given the room for price appreciation above par ($100) is limited due to call structures. To this end, our buying efforts have been concentrated in the secondary market in subsectors like AA-rated CLOs, which as of the end of the Reporting Period traded around $94.98 // +273dm (using Palmer Square CLO Index as a proxy). In primary markets, we are finding opportunities in the Non-Agency Residential Mortgage-Backed Securities (“RMBS”) sector in senior tranches of Non-Qualified Mortgage deals, which price at dollar price discounts and offer yields and spreads comparable to BB-rated corporate credit.

Corporate credit totaled approximately 71% of the Fund’s NAV, with roughly 18% Investment Grade rated and 53% High Yield. While fundamental credit metrics, such as leverage and interest coverage, generally still show improving or healthy trends across sectors we expect them to start gradually deteriorating over the next several quarters and for default rates to pick up. However, all spread asset classes have already materially re-priced lower this year due to tighter financial conditions. Credit spread valuations are broadly in their 70th – 80th widest percentiles versus long term historical ranges, and absolute yields are at the highest levels since 2009. At current valuations the long-term value across credit assets is compelling although we expect volatility to remain elevated in the near-term. The Fund has taken advantage of dislocations across corporate credit by purchasing high credit quality investment grade corporates at attractive absolute yields, while simultaneously trimming lower grade categories, like leveraged loans, that have performed well on a relative basis this year and have greater risks going into a potential economic slowdown.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2022

We continued to add duration incrementally throughout the Reporting Period as rates continued to climb and hawkish rhetoric intensified. Duration adds were made via two main tools: i) adding duration at the long end of the yield curve using Treasury Strips and ii) an increased allocation to Agency Mortgage-Backed Securities (“MBS”). As the Federal Reserve continues to emphasize its commitment to combatting inflation, we feel the long end of the yield curve should benefit through some combination of lower inflation expectations and lower growth expectations. The Agency MBS allocation was viewed as an efficient means to add duration via a highly liquid asset class while picking yield to Treasuries, upgrade the credit quality of the Fund, and monetize the elevated level of rate volatility. As of the end of the Reporting Period, the Fund had 3.7 years of duration.

Though we expect to see continued volatility as markets grapple with the rapid tightening of financial conditions, at current valuations we see return distributions for fixed income skewed to the upside over the next year. With investment grade rated debt now yielding close to 6% and the Fund’s gross yield at 8.9%, we believe the carry profile alone for such opportunities provides a significantly higher buffer to performance volatility from rates and spreads. Importantly, we believe examples of market distress and falling inflation expectations are signaling we are nearing a ceiling for interest rates and potentially some moderation in rate volatility, all of which would prove to be massive tailwinds to fixed income valuations.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

MACRO OPPORTUNITIES FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	March 13, 2019

Ten Largest Holdings (% of Total Net Assets)
Uniform MBS 30 Year	6.3%
Guggenheim Risk Managed Real Estate Fund — Institutional Class	1.1%
U.S. Treasury Bonds due 08/15/51	0.9%
KKR Acquisition Holdings I Corp. — Class A	0.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	0.7%
Midcap Funding XLVI Trust, 6.16%	0.7%
TSGE, 6.25%	0.7%
VB-S1 Issuer LLC - VBTEL, 5.27%	0.6%
VanEck Gold Miners ETF	0.6%
BP Capital Markets plc,4.88%	0.5%
Top Ten Total	12.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2022

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	9.5%
AA	2.0%
A	7.6%
BBB	16.4%
BB	16.4%
B	24.0%
CCC	2.5%
CC	2.7%
C	0.1%
D	0.1%
NR2	5.4%
Other Instruments	13.3%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2022

Cumulative Fund Performance*

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(10.77%)	0.78%	2.90%
A-Class Shares with sales charge‡	(14.33%)	(0.04%)	2.40%
C-Class Shares	(11.41%)	0.03%	2.14%
C-Class Shares with CDSC§	(12.27%)	0.03%	2.14%
Institutional Class Shares	(10.39%)	1.18%	3.28%
ICE BofA 3-Month U.S. Treasury Bill Index	0.62%	1.15%	0.68%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	(10.77%)	0.77%	1.99%
ICE BofA 3-Month U.S. Treasury Bill Index	0.62%	1.15%	0.90%

	1 Year	Since Inception (03/13/19)
R6-Class Shares	(10.39%)	1.01%
ICE BofA 3-Month U.S. Treasury Bill Index	0.62%	0.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, Institutional Class shares and R6-Class shares will vary due to differences in fee structures.

‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS	September 30, 2022
MACRO OPPORTUNITIES FUND

	Shares	Value
COMMON STOCKS† - 2.2%

Financial - 2.0%
KKR Acquisition Holdings I Corp. — Class A*,1	5,062,315	$49,813,180
RXR Acquisition Corp. — Class A*,1	1,087,275	10,698,786
Aequi Acquisition Corp. — Class A*,1	999,157	9,981,579
AfterNext HealthTech Acquisition Corp. — Class A*,1	895,600	8,750,012
MSD Acquisition Corp. — Class A*,1	833,026	8,246,957
Conyers Park III Acquisition Corp. — Class A*,1	832,100	8,088,012
TPG Pace Beneficial II Corp.*,1	807,638	7,898,619
Waverley Capital Acquisition Corp. 1 — Class A*,††,1	786,700	7,686,059
Acropolis Infrastructure Acquisition Corp. — Class A*,1	578,278	5,612,188
Blue Whale Acquisition Corp. I — Class A*,1	477,700	4,628,913
Colicity, Inc. — Class A*,1	217,843	2,143,575
Pershing Square Tontine Holdings Ltd. — Class A†††,1	6,864,930	686
Total Financial		123,548,566

Utilities - 0.1%
Texgen Power LLC*,††	180,169	4,684,394

Consumer, Cyclical - 0.1%
ATD New Holdings, Inc.*,††	42,478	2,973,460

Communications - 0.0%
Vacasa, Inc. — Class A*	503,817	1,546,718
Figs, Inc. — Class A*,2	55,695	459,484
Total Communications		2,006,202

Energy - 0.0%
Permian Production Partners LLC†††	573,522	470,288

Consumer, Non-cyclical - 0.0%
Cengage Learning Holdings II, Inc.*,††	21,660	259,920
Targus Group International Equity, Inc.*,†††,3	12,773	32,125
Save-A-Lot*,††	22,703	9,467
Total Consumer, Non-cyclical		301,512

Technology - 0.0%
Qlik Technologies, Inc. - Class A*,†††	177	266,674
Qlik Technologies, Inc. - Class B*,†††	43,738	4
Total Technology		266,678

Industrial - 0.0%
BP Holdco LLC*,†††,3	37,539	22,763
Vector Phoenix Holdings, LP*,†††	37,539	8,970
API Heat Transfer Parent LLC*,†††	1,763,707	177
Total Industrial		31,910

Total Common Stocks
(Cost $131,959,216)		134,283,010

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Shares	Value
PREFERRED STOCKS†† - 6.8%
Financial - 6.4%
Bank of America Corp.
4.13%	1,078,000	$18,563,160
4.38%	736,000	13,454,080
4.38%*	13,850,000	11,114,625
6.13%*	5,800,000	5,481,000
First Republic Bank
4.25%	1,168,000	20,825,440
4.50%	725,600	13,445,368
4.13%	369,600	6,357,120
Wells Fargo & Co.
3.90%*	25,750,000	21,774,844
4.70%	982,000	18,196,460
Citigroup, Inc.
3.88%*	30,600,000	25,233,678
4.00%*	13,100,000	11,036,750
Equitable Holdings, Inc.
4.95%*,4	24,550,000	23,015,625
4.30%	616,000	10,318,000
Markel Corp.
6.00%*	32,370,000	31,417,753
Public Storage
4.63%	855,064	17,229,540
4.13%	265,621	4,847,583
Bank of New York Mellon Corp.
3.75%*,4	20,550,000	15,874,875
4.70%*	4,500,000	4,308,750
Kuvare US Holdings, Inc.
7.00% due 02/17/51*,5	19,150,000	19,293,625
W R Berkley Corp.
4.13% due 03/30/61	878,365	15,371,387
4.25% due 09/30/60	115,042	1,954,563
Goldman Sachs Group, Inc.
4.13%*	20,500,000	16,297,500
Charles Schwab Corp.
4.00%*,4	18,700,000	13,736,704
Prudential Financial, Inc.
4.13% due 09/01/60	648,948	12,953,002
MetLife, Inc.
3.85%*	12,200,000	10,914,058
Reinsurance Group of America, Inc.
7.13% due 10/15/52*	300,400	7,555,060
CNO Financial Group, Inc.
5.13% due 11/25/60	324,000	6,356,880
Assurant, Inc.
5.25% due 01/15/61	258,000	5,490,240
American Financial Group, Inc.
4.50% due 09/15/60	270,159	5,346,447
Selective Insurance Group, Inc.
4.60%	246,000	4,297,620
PartnerRe Ltd.
4.88%	208,352	3,925,352
Total Financial		395,987,089

Government - 0.4%
CoBank ACB
4.25%*,4	20,000,000	16,790,617
Farmer Mac
5.75%	378,000	8,807,400
Total Government		25,598,017

Industrial - 0.0%
API Heat Transfer Intermediate†††,*	218	—

Total Preferred Stocks
(Cost $522,154,943)		421,585,106

WARRANTS† - 0.0%
KKR Acquisition Holdings I Corp. — Class A
Expiring 12/31/27*,1	1,265,578	151,870
Ginkgo Bioworks Holdings, Inc.
Expiring 08/01/26*	128,004	92,163
AfterNext HealthTech Acquisition Corp. — Class A
Expiring 07/09/23*,1	298,533	47,765
Conyers Park III Acquisition Corp. — Class A
Expiring 08/12/28*	277,366	39,608

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Shares	Value
Acropolis Infrastructure Acquisition Corp. — Class A
Expiring 03/31/26*,1	192,759	$19,295
Blue Whale Acquisition Corp. I — Class A
Expiring 07/09/23*,1	119,424	17,818
MSD Acquisition Corp. — Class A
Expiring 05/13/23*,1	166,604	14,228
Aequi Acquisition Corp. — Class A
Expiring 11/30/27*,1	333,052	13,322
Waverley Capital Acquisition Corp. 1 — Class A
Expiring 04/30/27*,1	262,232	11,722
RXR Acquisition Corp.
Expiring 03/08/26*,1	217,453	5,458
Colicity, Inc. — Class A
Expiring 12/31/27*,1	43,567	2,091
Pershing Square Tontine Holdings Ltd. — Class A
Expiring 07/24/25*,†††,1	762,770	76
Total Warrants
(Cost $4,970,723)		415,416

RIGHTS† - 0.0%
Financial - 0.0%
BlackRock Corporate High Yield Fund, Inc.
Expires 10/13/22	1,674,130	3,683
Total Rights
(Cost $15,941)		3,683

EXCHANGE-TRADED FUNDS† - 0.6%
VanEck Gold Miners ETF	1,430,590	34,505,831
Total Exchange-Traded Funds
(Cost $54,624,676)		34,505,831

MUTUAL FUNDS† - 2.8%
Guggenheim Risk Managed Real Estate Fund — Institutional Class[3]	2,255,589	67,397,011
Guggenheim Ultra Short Duration Fund — Institutional Class[3]	4,774,129	45,783,897
Guggenheim Alpha Opportunity Fund — Institutional Class[3]	1,010,531	24,848,949
Guggenheim Strategy Fund II3	751,601	18,015,885
Guggenheim Strategy Fund III[3]	729,098	17,512,927
Total Mutual Funds
(Cost $184,314,054)		173,558,669

CLOSED-END FUNDS† - 0.9%
BlackRock Corporate High Yield Fund, Inc.	1,674,130	14,313,812
Blackstone Strategic Credit Fund	1,225,934	13,031,678
BlackRock Credit Allocation Income Trust	1,124,760	10,730,210
Eaton Vance Limited Duration Income Fund	791,358	7,288,407
Ares Dynamic Credit Allocation Fund, Inc.	479,990	5,639,883
BlackRock Debt Strategies Fund, Inc.	488,322	4,355,832

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Shares	Value
Western Asset High Income Opportunity Fund, Inc.	882,357	$3,247,074
Total Closed-End Funds
(Cost $64,114,825)		58,606,896

MONEY MARKET FUNDS† - 0.7%
Western Asset Institutional U.S. Treasury Reserves — Institutional Shares, 2.47%[6]	18,145,780	18,145,780
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 2.45%[6]	15,052,680	15,052,680
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 2.15%[6]	8,322,253	8,322,253
Total Money Market Funds
(Cost $41,520,713)		41,520,713

	Face Amount~
CORPORATE BONDS†† - 34.8%
Financial - 9.3%
Pershing Square Holdings Ltd.
3.25% due 10/01/31	33,500,000	25,079,105
3.25% due 11/15/30[5]	15,100,000	11,656,596
NFP Corp.
6.88% due 08/15/28[5]	28,700,000	22,386,000
7.50% due 10/01/30[5]	4,150,000	3,937,946
4.88% due 08/15/28[5]	3,950,000	3,370,594
Wilton RE Ltd.
6.00%[5,7,8]	31,350,000	27,291,116
LPL Holdings, Inc.
4.00% due 03/15/29[5]	24,100,000	20,670,088
4.38% due 05/15/31[5]	6,350,000	5,265,507
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31	22,640,000	18,506,297
5.30% due 01/15/29	6,950,000	6,334,624
Liberty Mutual Group, Inc.
4.30% due 02/01/61[5]	36,940,000	23,188,785
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[5]	21,650,000	15,693,088
2.88% due 10/15/26[5]	8,750,000	7,175,000
CBS Studio Center
5.29% (30 Day Average SOFR + 3.00%, Rate Floor: 3.00%) due 01/09/24◊,†††	22,000,000	22,220,000
Iron Mountain, Inc.
5.63% due 07/15/32[5]	25,025,000	20,020,000
4.50% due 02/15/31[5]	925,000	715,192
Home Point Capital, Inc.
5.00% due 02/01/26[5]	32,129,000	20,120,786
United Wholesale Mortgage LLC
5.50% due 11/15/25[5]	12,600,000	10,990,728
5.50% due 04/15/29[5]	7,150,000	5,434,000
5.75% due 06/15/27[5]	4,550,000	3,605,432
Host Hotels & Resorts, LP
3.50% due 09/15/30[4]	24,000,000	19,139,419
Starwood Property Trust, Inc.
4.38% due 01/15/27[5]	21,000,000	17,902,185
FS KKR Capital Corp.
3.25% due 07/15/27[4]	21,000,000	17,296,581
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[5]	23,000,000	16,962,500

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Global Atlantic Finance Co.
4.70% due 10/15/51[5,8]	22,350,000	$16,813,300
JPMorgan Chase & Co.
5.72% due 09/14/33[8]	16,800,000	15,886,828
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[4,5]	21,150,000	15,734,359
Hampton Roads PPV LLC
6.62% due 06/15/53[5]	16,800,000	14,012,594
Kennedy-Wilson, Inc.
5.00% due 03/01/31	16,825,000	12,199,135
4.75% due 02/01/30	250,000	185,425
4.75% due 03/01/29	25,000	19,080
Sherwood Financing plc
4.50% due 11/15/26[5]	EUR 15,600,000	11,611,182
Wilton Re Finance LLC
5.88% due 03/30/33[5,8]	11,815,000	11,598,922
Ceamer Finance LLC
6.92% due 05/15/38†††	11,050,000	10,595,135
Hunt Companies, Inc.
5.25% due 04/15/29[5]	13,700,000	10,490,501
Corebridge Financial, Inc.
6.88% due 12/15/52[5,8]	10,750,000	9,830,420
First American Financial Corp.
4.00% due 05/15/30[4]	11,760,000	9,805,215
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
4.25% due 10/15/27[5]	10,000,000	8,541,778
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[4,5]	11,550,000	8,483,894
Jane Street Group / JSG Finance, Inc.
4.50% due 11/15/29[5]	9,650,000	8,299,000
SLM Corp.
3.13% due 11/02/26	10,000,000	8,277,700
OneMain Finance Corp.
4.00% due 09/15/30	11,750,000	8,245,093
HUB International Ltd.
5.63% due 12/01/29[5]	8,500,000	7,097,500
7.00% due 05/01/26[5]	750,000	711,311
QBE Insurance Group Ltd.
5.88% [5,7,8]	7,550,000	6,998,548
PartnerRe Finance B LLC
4.50% due 10/01/50[4,8]	6,460,000	5,418,922
AmWINS Group, Inc.
4.88% due 06/30/29[5]	6,025,000	5,001,127
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[5]	5,303,000	4,918,798
American Equity Investment Life Holding Co.
5.00% due 06/15/27	4,813,000	4,566,133
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[5]	3,350,000	2,593,211
SBA Communications Corp.
3.13% due 02/01/29	3,100,000	2,493,237
Prudential Financial, Inc.
5.13% due 03/01/52[8]	2,750,000	2,384,085
Atlas Mara Ltd.
due 12/31/21†††,9,10	4,642,499	1,624,875
Platinum for Belize Blue Investment Company LLC
1.60% due 10/20/40†††,5,11	1,900,000	1,565,394
Total Financial		570,964,271

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Communications - 4.8%
British Telecommunications plc
4.88% due 11/23/81[5,8]	28,200,000	$22,925,524
4.25% due 11/23/81[5,8]	5,250,000	4,428,998
McGraw-Hill Education, Inc.
8.00% due 08/01/29[5]	26,800,000	22,002,130
5.75% due 08/01/28[5]	4,550,000	3,799,323
Level 3 Financing, Inc.
4.25% due 07/01/28[5]	22,035,000	17,187,520
3.75% due 07/15/29[5]	7,600,000	5,567,000
3.88% due 11/15/29[5]	2,600,000	2,048,439
CSC Holdings LLC
4.13% due 12/01/30[5]	21,250,000	15,878,000
3.38% due 02/15/31[5]	2,975,000	2,097,375
4.63% due 12/01/30[5]	2,715,000	1,846,200
Altice France S.A.
5.13% due 07/15/29[5]	13,250,000	9,899,207
5.50% due 10/15/29[5]	11,760,000	8,848,035
LCPR Senior Secured Financing DAC
5.13% due 07/15/29[5]	16,250,000	12,237,338
6.75% due 10/15/27[5]	5,400,000	4,482,000
Virgin Media Finance plc
5.00% due 07/15/30[5]	21,400,000	15,737,453
UPC Broadband Finco BV
4.88% due 07/15/31[5]	20,200,000	15,675,806
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 06/01/33[5]	14,265,000	10,538,554
4.25% due 02/01/31[5]	3,310,000	2,538,902
VZ Secured Financing BV
5.00% due 01/15/32[5]	16,950,000	12,663,276
Vodafone Group plc
5.13% due 06/04/81[8]	16,875,000	11,413,913
Cable One, Inc.
4.00% due 11/15/30[5]	12,575,000	9,788,506
Rogers Communications, Inc.
4.55% due 03/15/52[4,5]	9,800,000	7,816,198
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[5]	9,300,000	7,628,139
AMC Networks, Inc.
4.25% due 02/15/29	10,200,000	7,541,477
Paramount Global
4.95% due 05/19/50[4]	10,340,000	7,348,127
Sirius XM Radio, Inc.
4.13% due 07/01/30[5]	8,900,000	7,234,276
Match Group Holdings II LLC
4.63% due 06/01/28[5]	7,700,000	6,727,875
Virgin Media Secured Finance plc
4.50% due 08/15/30[5]	7,950,000	6,204,580
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	7,000,000	6,070,890
Switch Ltd.
3.75% due 09/15/28[5]	5,135,000	5,102,906
Cengage Learning, Inc.
9.50% due 06/15/24[5]	5,039,000	4,724,062
Ziggo BV
4.88% due 01/15/30[5]	5,275,000	4,167,250
Cogent Communications Group, Inc.
7.00% due 06/15/27[5]	3,750,000	3,526,711
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[5]	3,650,000	2,951,938
Charter Communications Operating LLC / Charter Communications Operating Capital
3.90% due 06/01/52	3,500,000	2,166,891

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Lamar Media Corp.
4.00% due 02/15/30	2,400,000	$2,010,912
TripAdvisor, Inc.
7.00% due 07/15/25[5]	1,800,000	1,749,976
Zayo Group Holdings, Inc.
4.00% due 03/01/27[5]	700,000	561,715
Total Communications		295,137,422

Consumer, Non-cyclical - 4.4%
Medline Borrower, LP
3.88% due 04/01/29[4,5]	38,500,000	30,865,065
5.25% due 10/01/29[5]	7,200,000	5,436,000
US Foods, Inc.
6.25% due 04/15/25[5]	11,950,000	11,738,485
4.75% due 02/15/29[5]	6,550,000	5,606,800
4.63% due 06/01/30[5]	2,675,000	2,213,576
Kraft Heinz Foods Co.
5.20% due 07/15/45	5,725,000	4,974,340
4.38% due 06/01/46	6,320,000	4,913,156
5.00% due 06/04/42[4]	2,490,000	2,162,907
4.88% due 10/01/49[4]	2,025,000	1,668,975
DaVita, Inc.
4.63% due 06/01/30[5]	9,649,000	7,465,914
3.75% due 02/15/31[5]	6,050,000	4,310,625
Bausch Health Companies, Inc.
4.88% due 06/01/28[5]	15,600,000	10,057,320
Block, Inc.
2.75% due 06/01/26	11,031,000	9,480,721
Nielsen Finance LLC / Nielsen Finance Co.
4.75% due 07/15/31[5]	6,625,000	6,495,018
4.50% due 07/15/29[5]	2,550,000	2,538,716
Sabre GLBL, Inc.
7.38% due 09/01/25[5]	8,222,000	7,363,877
9.25% due 04/15/25[5]	1,308,000	1,252,292
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[5]	7,300,000	6,133,241
5.25% due 04/15/24[5]	1,900,000	1,833,500
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[5]	9,400,000	7,765,528
IQVIA, Inc.
5.00% due 05/15/27[5]	6,650,000	6,201,125
5.00% due 10/15/26[5]	1,350,000	1,286,358
Option Care Health, Inc.
4.38% due 10/31/29[5]	8,725,000	7,372,625
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
5.00% due 12/31/26[5]	5,500,000	4,826,525
7.00% due 12/31/27[5]	2,991,000	2,288,115
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
4.38% due 02/02/52[5]	6,500,000	4,356,690
3.75% due 12/01/31[4,5]	3,400,000	2,721,836
BCP V Modular Services Finance II plc
4.75% due 10/30/28[5]	EUR 9,000,000	7,056,748
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[5]	8,085,000	6,670,125
CPI CG, Inc.
8.63% due 03/15/26[5]	7,077,000	6,578,496
TreeHouse Foods, Inc.
4.00% due 09/01/28	7,575,000	6,040,229
HealthEquity, Inc.
4.50% due 10/01/29[5]	6,900,000	5,828,706
Service Corporation International
3.38% due 08/15/30	5,275,000	4,125,525
4.00% due 05/15/31	1,650,000	1,326,913
Smithfield Foods, Inc.
3.00% due 10/15/30[5]	7,000,000	5,404,983
Grifols Escrow Issuer S.A.
4.75% due 10/15/28[5]	6,750,000	5,212,821

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[5]	5,232,000	$4,645,388
Spectrum Brands, Inc.
5.50% due 07/15/30[5]	5,600,000	4,378,820
HCA, Inc.
3.50% due 07/15/51	6,950,000	4,303,228
Rent-A-Center, Inc.
6.38% due 02/15/29[4,5]	5,450,000	4,251,000
Central Garden & Pet Co.
4.13% due 04/30/31[5]	5,300,000	4,167,125
ADT Security Corp.
4.88% due 07/15/32[5]	5,150,000	4,153,282
Chrome Bidco
3.50% due 05/31/28[5]	EUR 4,800,000	3,722,444
WW International, Inc.
4.50% due 04/15/29[5]	7,050,000	3,684,233
Carriage Services, Inc.
4.25% due 05/15/29[5]	4,575,000	3,618,021
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
due 04/01/29[5,9]	4,400,000	3,473,365
APi Group DE, Inc.
4.75% due 10/15/29[5]	3,800,000	3,148,877
CAB SELAS
3.38% due 02/01/28[5]	EUR 4,100,000	3,061,237
Post Holdings, Inc.
4.63% due 04/15/30[5]	1,725,000	1,416,656
5.50% due 12/15/29[5]	1,300,000	1,123,853
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[5]	2,775,000	2,376,316
Charles River Laboratories International, Inc.
4.00% due 03/15/31[5]	2,500,000	2,016,059
Molina Healthcare, Inc.
4.38% due 06/15/28[5]	1,770,000	1,597,425
Par Pharmaceutical, Inc.
due 04/01/27[5,9]	1,825,000	1,441,784
Tenet Healthcare Corp.
4.63% due 06/15/28[5]	975,000	852,117
5.13% due 11/01/27[5]	550,000	493,508
Syneos Health, Inc.
3.63% due 01/15/29[5]	1,600,000	1,274,048
Altria Group, Inc.
4.45% due 05/06/50[4]	1,670,000	1,115,682
Performance Food Group, Inc.
6.88% due 05/01/25[5]	304,000	302,100
Total Consumer, Non-cyclical		272,190,444

Consumer, Cyclical - 4.4%
Marriott International, Inc.
2.85% due 04/15/31[4]	14,730,000	11,565,437
4.63% due 06/15/30[4]	10,900,000	9,850,115
5.75% due 05/01/25	8,440,000	8,523,275
3.50% due 10/15/32[4]	8,150,000	6,554,411
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.75% due 10/20/28[4,5]	24,150,000	22,492,239
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[4,5]	18,715,000	18,317,868
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[5]	22,200,000	17,484,276
Hilton Domestic Operating Company, Inc.
4.00% due 05/01/31[5]	15,900,000	12,852,447
3.63% due 02/15/32[5]	4,150,000	3,178,480
5.75% due 05/01/28[4,5]	525,000	490,875
Delta Air Lines, Inc.
7.00% due 05/01/25[4,5]	14,155,000	14,246,328

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Hyatt Hotels Corp.
5.63% due 04/23/25	7,350,000	$7,267,726
5.75% due 04/23/30	6,530,000	6,329,820
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
4.63% due 01/15/29[5]	15,975,000	13,219,312
JB Poindexter & Company, Inc.
7.13% due 04/15/26[5]	11,725,000	10,845,625
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[5]	11,350,000	9,316,080
5.88% due 03/01/27	660,000	622,644
Boyne USA, Inc.
4.75% due 05/15/29[5]	11,310,000	9,474,776
British Airways Class A Pass Through Trust
4.25% due 11/15/32[4,5]	7,974,324	7,174,393
Wabash National Corp.
4.50% due 10/15/28[5]	9,100,000	7,054,365
Scotts Miracle-Gro Co.
4.00% due 04/01/31	9,900,000	6,969,600
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[5]	6,495,000	5,728,525
Papa John’s International, Inc.
3.88% due 09/15/29[5]	7,025,000	5,615,319
Penn Entertainment, Inc.
4.13% due 07/01/29[5]	6,975,000	5,339,050
Aramark Services, Inc.
6.38% due 05/01/25[5]	5,100,000	4,998,000
American Airlines Class AA Pass Through Trust
3.58% due 01/15/28	2,326,734	2,077,311
3.35% due 10/15/29	1,253,618	1,093,279
3.65% due 02/15/29[4]	1,087,418	959,783
3.15% due 02/15/32	1,037,315	865,050
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[5]	4,800,000	3,964,128
Beacon Roofing Supply, Inc.
4.13% due 05/15/29[5]	4,589,000	3,716,677
Asbury Automotive Group, Inc.
4.63% due 11/15/29[5]	4,472,000	3,574,783
Station Casinos LLC
4.63% due 12/01/31[5]	3,800,000	2,870,083
Air Canada Class A Pass Through Trust
5.25% due 04/01/29[5]	3,030,748	2,848,530
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[5]	3,500,000	2,805,600
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[5]	2,757,000	2,755,839
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[5]	2,800,000	2,396,210
Allison Transmission, Inc.
3.75% due 01/30/31[5]	2,925,000	2,242,276
Michaels Companies, Inc.
5.25% due 05/01/28[5]	3,114,000	2,185,966
Air Canada
4.63% due 08/15/29†††,5	CAD 3,550,000	2,166,108
Vail Resorts, Inc.
6.25% due 05/15/25[5]	1,525,000	1,504,290
United Airlines, Inc.
4.63% due 04/15/29[5]	1,700,000	1,406,648

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
WMG Acquisition Corp.
3.00% due 02/15/31[5]	1,275,000	$967,928
United Airlines Class AA Pass Through Trust
4.15% due 08/25/31	1,005,170	903,198
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[5]	950,000	861,099
Wyndham Hotels & Resorts, Inc.
4.38% due 08/15/28[5]	700,000	615,318
Tempur Sealy International, Inc.
3.88% due 10/15/31[5]	375,000	274,688
Total Consumer, Cyclical		268,565,778

Industrial - 3.9%
Boeing Co.
5.15% due 05/01/30[4]	32,030,000	29,629,280
5.71% due 05/01/40[4]	16,010,000	13,984,136
5.81% due 05/01/50[4]	16,010,000	13,912,559
New Enterprise Stone & Lime Company, Inc.
5.25% due 07/15/28[5]	11,300,000	9,339,733
9.75% due 07/15/28[5]	10,350,000	8,730,376
Standard Industries, Inc.
4.38% due 07/15/30[5]	11,025,000	8,434,125
3.38% due 01/15/31[5]	6,552,000	4,608,022
5.00% due 02/15/27[5]	3,290,000	2,911,354
IP Lending I LLC
4.00% due 09/08/25†††,5	15,347,531	13,945,990
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[5]	15,785,000	12,163,858
Artera Services LLC
9.03% due 12/04/25[5]	14,385,000	11,579,925
TopBuild Corp.
4.13% due 02/15/32[5]	8,850,000	6,739,202
3.63% due 03/15/29[5]	5,550,000	4,381,670
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.13% due 08/15/26[5]	11,680,000	9,725,119
Pactiv Evergreen Group Issuer Incorporated/Pactiv Evergreen Group Issuer LLC
4.00% due 10/15/27[5]	11,150,000	9,348,132
Flowserve Corp.
3.50% due 10/01/30[4]	10,270,000	8,444,804
Dyal Capital Partners IV
3.65% due 02/22/41†††	10,950,000	8,203,541
Arcosa, Inc.
4.38% due 04/15/29[5]	9,400,000	7,990,000
GrafTech Finance, Inc.
4.63% due 12/15/28[5]	10,000,000	7,475,000
Mauser Packaging Solutions Holding Co.
8.50% due 04/15/24[5]	6,550,000	6,222,500
5.50% due 04/15/24[5]	800,000	760,000
IP Lending II Ltd.
3.65% due 07/15/25†††,5	7,450,000	6,648,514
Deuce FinCo plc
5.50% due 06/15/27[5]	GBP 7,350,000	6,114,945
Atkore, Inc.
4.25% due 06/01/31[5]	7,625,000	6,097,712
BWX Technologies, Inc.
4.13% due 06/30/28[5]	6,700,000	5,851,646
PGT Innovations, Inc.
4.38% due 10/01/29[5]	6,100,000	5,003,836
Adevinta ASA
3.00% due 11/15/27	EUR 3,433,000	2,879,608
Howmet Aerospace, Inc.
5.95% due 02/01/37	2,925,000	2,643,425
6.88% due 05/01/25	53,000	53,386
TK Elevator US Newco, Inc.
5.25% due 07/15/27[5]	3,000,000	2,550,630

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Harsco Corp.
5.75% due 07/31/27[5]	4,075,000	$2,546,016
EnerSys
5.00% due 04/30/23[5]	1,900,000	1,873,875
Builders FirstSource, Inc.
6.38% due 06/15/32[5]	800,000	710,595
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[5]	950,000	695,735
Waste Pro USA, Inc.
5.50% due 02/15/26[5]	600,000	527,118
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[5]	525,000	473,812
TransDigm, Inc.
8.00% due 12/15/25[5]	225,000	228,197
JELD-WEN, Inc.
6.25% due 05/15/25[5]	100,000	94,000
Total Industrial		243,522,376

Energy - 2.9%
BP Capital Markets plc
4.88%[4,7,8]	39,360,000	33,849,600
ITT Holdings LLC
6.50% due 08/01/29[4,5]	39,200,000	30,410,176
Occidental Petroleum Corp.
7.95% due 06/15/39	12,735,000	14,271,481
4.50% due 07/15/44	2,850,000	2,380,139
4.63% due 06/15/45	1,700,000	1,406,989
4.40% due 04/15/46	900,000	739,705
Midwest Connector Capital Company LLC
4.63% due 04/01/29[4,5]	18,763,000	16,741,350
Targa Resources Partners Limited Partnership / Targa Resources Partners Finance Corp.
6.88% due 01/15/29[4]	12,632,000	12,406,917
4.88% due 02/01/31[4]	5,000,000	4,300,000
NuStar Logistics, LP
6.38% due 10/01/30	19,025,000	16,279,046
5.63% due 04/28/27	450,000	392,369
Parkland Corp.
4.63% due 05/01/30[5]	20,000,000	16,213,500
Global Partners Limited Partnership / GLP Finance Corp.
6.88% due 01/15/29	7,750,000	6,975,000
7.00% due 08/01/27	2,200,000	2,003,166
Kinetik Holdings, LP
5.88% due 06/15/30[5]	6,100,000	5,585,520
DT Midstream, Inc.
4.13% due 06/15/29[5]	5,250,000	4,436,250
Holly Energy Partners Limited Partnership / Holly Energy Finance Corp.
6.38% due 04/15/27[5]	4,050,000	3,867,750
DCP Midstream Operating, LP
3.25% due 02/15/32	4,750,000	3,754,960
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	700,000	584,500
Total Energy		176,598,418

Technology - 1.9%
AthenaHealth Group, Inc.
6.50% due 02/15/30[5]	26,650,000	21,068,691
Qorvo, Inc.
4.38% due 10/15/29	11,220,000	9,611,388
3.38% due 04/01/31[5]	9,225,000	6,910,909
NCR Corp.
5.25% due 10/01/30[5]	11,425,000	8,621,961
5.13% due 04/15/29[5]	6,350,000	4,762,627
6.13% due 09/01/29[5]	25,000	21,526
Twilio, Inc.
3.88% due 03/15/31	15,100,000	11,853,077

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31	14,000,000	$10,900,016
TeamSystem SpA
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 02/15/28◊	EUR 11,750,000	10,450,970
Booz Allen Hamilton, Inc.
3.88% due 09/01/28[5]	11,800,000	10,151,105
Boxer Parent Company, Inc.
6.50% due 10/02/25	EUR 8,500,000	7,789,376
7.13% due 10/02/25[5]	375,000	367,528
Playtika Holding Corp.
4.25% due 03/15/29[5]	8,750,000	6,997,725
Broadcom, Inc.
3.19% due 11/15/36[4,5]	6,400,000	4,377,255
MSCI, Inc.
3.88% due 02/15/31[5]	883,000	743,454
ACI Worldwide, Inc.
5.75% due 08/15/26[5]	400,000	377,880
Total Technology		115,005,488

Basic Materials - 1.8%
Alcoa Nederland Holding BV
5.50% due 12/15/27[5]	15,125,000	14,106,331
6.13% due 05/15/28[5]	7,450,000	7,038,885
4.13% due 03/31/29[4,5]	4,900,000	4,109,457
Carpenter Technology Corp.
6.38% due 07/15/28	8,315,000	7,711,331
7.63% due 03/15/30	6,250,000	6,017,500
WR Grace Holdings LLC
4.88% due 06/15/27[5]	13,750,000	11,819,912
Kaiser Aluminum Corp.
4.50% due 06/01/31[5]	13,250,000	9,695,555
4.63% due 03/01/28[4,5]	650,000	530,347
Minerals Technologies, Inc.
5.00% due 07/01/28[5]	11,230,000	9,773,778
EverArc Escrow SARL
5.00% due 10/30/29[5]	11,525,000	9,303,499
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[5]	10,675,000	8,246,437
Clearwater Paper Corp.
4.75% due 08/15/28[5]	5,539,000	4,850,081
HB Fuller Co.
4.25% due 10/15/28	5,250,000	4,417,350
Novelis Sheet Ingot GmbH
3.38% due 04/15/29	EUR 4,500,000	3,463,320
Compass Minerals International, Inc.
6.75% due 12/01/27[5]	2,634,000	2,475,368
ArcelorMittal S.A.
4.55% due 03/11/26[4]	2,450,000	2,344,978
Arconic Corp.
6.00% due 05/15/25[5]	2,275,000	2,189,837
Ingevity Corp.
3.88% due 11/01/28[5]	1,000,000	826,785
Mirabela Nickel Ltd.
due 06/24/19[9,10]	1,885,418	94,271
Total Basic Materials		109,015,022

Utilities - 1.4%
Midcap Funding XLVI Trust
6.16% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 11/22/23◊,†††	43,400,000	43,277,258
Cheniere Corpus Christi Holdings LLC
3.52% due 12/31/39†††	21,800,000	17,074,829
Clearway Energy Operating LLC
3.75% due 02/15/31[5]	13,450,000	10,683,032
AES Corp.
3.95% due 07/15/30[4,5]	9,760,000	8,357,488

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Terraform Global Operating LLC
6.13% due 03/01/26[5]	8,285,000	$7,767,188
Atlantica Sustainable Infrastructure plc
4.13% due 06/15/28[5]	1,550,000	1,304,983
Basic Energy Services, Inc.
due 10/15/23†††,9	1,438,000	39,545
Total Utilities		88,504,323

Total Corporate Bonds
(Cost $2,621,380,925)		2,139,503,542

SENIOR FLOATING RATE INTERESTS††,◊ - 28.3%
Consumer, Cyclical - 6.9%
MB2 Dental Solutions LLC
9.70% (3 Month Term SOFR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††	35,581,776	34,904,457
FR Refuel LLC
8.42% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 11/08/28†††	23,495,767	22,438,457
Packers Holdings LLC
6.01% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/09/28	22,783,434	20,861,196
Zephyr Bidco Ltd.
6.44% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 07/23/25	GBP 20,850,000	19,092,767
9.19% (1 Month GBP SONIA + 7.50%, Rate Floor: 7.50%) due 07/23/26	GBP 1,540,417	1,404,140
Pacific Bells LLC
8.31% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28	19,851,546	18,461,938
BGIS (BIFM CA Buyer, Inc.)
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26	17,854,317	17,274,052
BCPE Empire Holdings, Inc.
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 06/11/26	16,994,265	16,241,971
Mavis Tire Express Services TopCo Corp.
7.25% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 05/04/28	17,182,500	16,076,462
BRE/Everbright M6 Borrower LLC
8.05% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 09/09/26	14,288,690	13,836,167
Truck Hero, Inc.
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 01/31/28	15,619,321	13,575,845
PAI Holdco, Inc.
6.56% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 10/28/27	13,980,814	13,223,474

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
SP PF Buyer LLC
7.62% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	15,268,484	$12,504,888
Breitling Financing SARL
4.62% (3 Month EURIBOR + 3.43%, Rate Floor: 3.43%) due 10/25/28	EUR 13,900,000	12,312,188
CNT Holdings I Corp.
6.25% (1 Month Term SOFR + 3.50%, Rate Floor: 4.25%) due 11/08/27	11,768,889	11,190,919
Loire Finco Luxembourg SARL
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 04/21/27	10,639,009	9,965,241
Rent-A-Center, Inc.
6.06% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 02/17/28	10,448,184	9,455,607
CHG Healthcare Services, Inc.
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 09/29/28	9,131,000	8,752,429
Flamingo
4.62% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 03/24/28	EUR 10,000,000	8,740,468
CD&R Firefly Bidco Ltd.
3.49% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 06/23/25	EUR 6,000,000	5,413,878
5.55% (1 Month GBP SONIA + 4.25%, Rate Floor: 4.25%) due 06/23/25	GBP 3,350,000	3,273,421
ImageFIRST Holdings LLC
8.17% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 04/27/28	8,843,097	8,356,727
Verisure Holding AB
3.75% (6 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 07/20/26	EUR 7,651,053	6,767,691
3.47% (6 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 03/27/28	EUR 1,770,000	1,552,632
NFM & J LLC
8.87% (1 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††	8,363,096	8,155,528
First Brands Group LLC
7.94% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 03/30/27	7,411,876	7,107,989

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
BCP V Modular Services Holdings IV Ltd.
5.69% (3 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 12/15/28	EUR 8,200,000	$7,044,301
PetSmart LLC
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28	7,425,000	7,010,462
Holding SOCOTEC
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 06/30/28	7,078,500	6,547,613
Camin Cargo Control, Inc.
9.62% (1 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 06/04/26†††	6,579,852	6,445,469
United Petfood
3.00% (6 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 04/24/28	EUR 7,000,000	6,224,669
Accuride Corp.
8.92% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	6,980,058	5,970,881
Congruex Group LLC
8.48% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 05/03/29†††	6,134,625	5,950,586
The Facilities Group
8.86% ((1 Month USD LIBOR + 5.75%) and (3 Month USD LIBOR + 5.75%), Rate Floor: 6.75%) due 11/30/27†††	5,846,070	5,700,973
AlixPartners, LLP
4.44% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 02/04/28	EUR 5,910,000	5,365,223
Fertitta Entertainment LLC
7.03% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 01/27/29	5,522,250	5,113,824
Scientific Games Holdings, LP
5.62% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 04/04/29	5,500,000	5,081,780
Galls LLC
9.58% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 01/31/25†††	3,475,130	3,353,500
9.56% (3 Month USD LIBOR + 6.75%, Rate Floor: 8.25%) due 01/31/25†††	466,730	450,394
9.60% ((1 Month USD LIBOR + 6.75%) and (3 Month USD LIBOR + 6.75%), Rate Floor: 7.75%) due 01/31/24†††	452,301	436,471

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
7.62% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	4,716,294	$3,938,105
Sovos Brands Intermediate, Inc.
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 06/08/28	3,998,759	3,798,821
Alexander Mann
7.19% (3 Month GBP SONIA + 5.00%, Rate Floor: 5.00%) due 06/16/25	GBP 3,000,000	3,182,686
Cast & Crew Payroll LLC
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 02/09/26	3,213,291	3,124,925
SHO Holding I Corp.
8.06% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 04/26/24	3,604,429	3,063,765
8.04% (3 Month USD LIBOR + 5.23%, Rate Floor: 6.23%) due 04/29/24	60,373	51,317
Apro LLC
6.89% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/16/26	3,258,750	3,095,813
Eagle Parent Corp.
7.80% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 04/02/29	3,184,000	3,091,123
Checkers Drive-In Restaurants, Inc.
7.32% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 04/25/24	3,270,300	2,747,052
WESCO
7.37% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/14/24†††	2,300,773	2,266,790
Adevinta ASA
4.44% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 06/26/28	EUR 2,340,000	2,155,837
CCRR Parent, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/06/28	1,871,500	1,798,979
TTF Holdings Intermediate LLC
7.13% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 03/31/28	1,565,285	1,518,326
EG Finco Ltd.
6.98% (3 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 02/07/25	GBP 955,000	918,505
Total Consumer, Cyclical		426,388,722

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Consumer, Non-cyclical - 5.9%
Women’s Care Holdings, Inc.
7.87% (6 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/17/28	31,501,250	$29,348,770
Mission Veterinary Partners
7.25% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/27/28	21,235,500	19,934,826
HAH Group Holding Co. LLC
8.71% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/29/27	12,195,615	11,585,834
8.71% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/29/27†††	7,960,000	7,562,000
Quirch Foods Holdings LLC
7.93% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 10/27/27†††	19,559,051	18,263,264
National Mentor Holdings, Inc.
7.18% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%), Rate Floor: 4.50%) due 03/02/28	20,929,785	14,833,985
7.42% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/02/28	479,283	339,691
Southern Veterinary Partners LLC
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27	15,696,690	14,813,752
Dhanani Group, Inc.
8.85% (1 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 06/10/27†††	14,700,000	14,553,000
SCP Eye Care Services LLC
7.62% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 03/16/28†††	12,430,679	12,368,526
7.32% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 03/16/28†††	2,176,417	2,154,652
Blue Ribbon LLC
8.56% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	16,914,872	14,398,785
PetIQ LLC
7.07% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 04/13/28†††	15,602,500	14,354,300
LaserAway Intermediate Holdings II LLC
8.23% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.50%) due 10/14/27	13,299,500	13,016,886

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Kronos Acquisition Holdings, Inc.
6.82% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26	13,225,010	$12,218,455
Florida Food Products LLC
8.12% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 10/18/28†††	12,889,842	11,794,206
Del Monte Foods, Inc.
7.37% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 05/16/29	11,650,000	11,135,419
Nidda Healthcare Holding GmbH
3.50% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 08/21/26	EUR 11,387,239	9,914,364
Cambrex Corp.
6.63% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 12/04/26	10,101,381	9,656,314
EyeCare Partners LLC
7.42% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 11/15/28	8,084,375	7,538,680
7.42% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/18/27	2,150,538	1,946,237
Sigma Holding BV (Flora Food)
3.74% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/02/25	EUR 12,019,549	9,401,472
Hearthside Group Holdings LLC
6.80% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 05/23/25	6,688,680	5,190,416
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/23/25	5,001,176	3,946,778
Resonetics LLC
6.81% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/28/28	8,662,500	8,207,719
Medical Solutions Parent Holdings, Inc.
6.38% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/01/28	7,719,752	7,333,765
Endo Luxembourg Finance Company I SARL
12.25% (Commercial Prime Lending Rate + 6.00%, Rate Floor: 7.75%) due 03/27/28	7,653,125	6,443,931
Gibson Brands, Inc.
7.94% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 08/11/28†††	8,237,750	6,425,445

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Weber-Stephen Products LLC
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 10/29/27	7,232,385	$5,842,393
7.38% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 10/30/27†††	422,875	338,300
Osmosis Holdings Australia II Pty Ltd.
6.35% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 07/30/28	6,533,625	6,055,886
Pearl Intermediate Parent LLC
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 02/14/25	6,384,810	5,882,006
CAB (Biogroup)
3.28% (3 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 02/09/28	EUR 6,500,000	5,650,024
Dermatology Intermediate Holdings III, Inc.
6.85% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 04/02/29†††	5,630,770	5,349,231
7.12% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 04/02/29	166,709	158,373
Confluent Medical Technologies, Inc.
7.30% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 02/16/29†††	5,273,500	4,930,722
Mascot Bidco Oy
5.13% (6 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 03/30/26	EUR 5,075,000	4,398,930
Confluent Health LLC
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 11/30/28†††	4,810,082	4,208,822
Zep, Inc.
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/12/24	3,672,376	3,167,424
Sharp Midco LLC
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 12/31/28†††	3,283,500	3,086,490
IVC Acquisition Ltd.
4.39% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/13/26	EUR 3,400,000	3,064,832
Fender Musical Instruments Corp.
6.75% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/01/28	3,525,039	2,987,471

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Packaging Coordinators Midco, Inc.
7.42% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/30/27	2,524,372	$2,393,937
Mamba Purchaser, Inc.
6.55% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 10/16/28	1,990,000	1,883,037
Care BidCo
4.19% (3 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 05/04/28†††	EUR 1,966,132	1,773,768
Certara Holdco, Inc.
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/17/26†††	1,600,029	1,540,028
Recess Holdings, Inc.
6.55% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 09/30/24	1,054,619	1,016,832
KDC US Holdings, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 12/22/25	818,638	770,886
Moran Foods LLC
14.42% (3 Month USD LIBOR + 10.75%, Rate Floor: 11.75%) due 10/01/24	538,794	371,768
10.67% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 04/01/24	411,446	348,359
due 04/01/24	53,562	45,350
Triton Water Holdings, Inc.
7.17% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 03/31/28	619,358	554,412
TGP Holdings LLC
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 06/29/28	205,341	160,809
Total Consumer, Non-cyclical		364,661,562

Industrial - 5.9%
CapStone Acquisition Holdings, Inc.
7.87% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/12/27†††	26,065,324	25,413,691
United Airlines, Inc.
6.53% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 04/21/28	25,181,250	23,988,666
Arcline FM Holdings LLC
7.00% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 06/23/28†††	20,988,000	19,413,900
American Bath Group LLC
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/23/27	20,543,462	17,811,182
Hunter Douglas, Inc.
6.34% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 02/26/29	21,000,000	17,188,500

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
AI Convoy Luxembourg SARL
5.05% (6 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 01/18/27	8,169,469	$7,893,750
3.50% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 01/18/27	EUR 8,324,708	7,547,148
Mileage Plus Holdings LLC
8.78% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	14,487,500	14,521,111
TransDigm, Inc.
5.92% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25	14,007,131	13,419,392
NA Rail Hold Co. LLC
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.25%) due 10/19/26	13,704,887	13,208,085
DXP Enterprises, Inc.
7.87% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/23/27	12,904,401	12,262,407
Charter Next Generation, Inc.
6.56% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/01/27	12,919,875	12,233,571
Fugue Finance BV
3.74% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 08/30/24	EUR 12,545,690	11,399,449
Service Logic Acquisition, Inc.
6.81% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 10/29/27	11,979,524	11,215,829
6.97% ((1 Month USD LIBOR + 4.00%) and (2 Month USD LIBOR + 4.00%), Rate Floor: 4.75%) due 10/29/27	122,149	114,362
Merlin Buyer, Inc.
7.03% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/14/28	11,940,000	11,283,300
Minerva Bidco Ltd.
5.69% (3 Month GBP SONIA + 4.50%, Rate Floor: 4.50%) due 07/30/25	GBP 11,000,000	11,193,842
TricorBraun Holdings, Inc.
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/03/28	10,817,597	10,138,793
Icebox Holdco III, Inc.
7.42% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/28	10,676,350	9,982,387
DG Investment Intermediate Holdings 2, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/31/28	10,418,471	9,689,178

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Dispatch Terra Acquisition LLC
7.92% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28†††	10,267,214	$9,137,821
PECF USS Intermediate Holding III Corp.
7.37% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 12/15/28	7,940,000	6,755,590
Pelican Products, Inc.
8.16% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 12/29/28	6,752,358	6,144,646
TK Elevator Midco GmbH
6.87% (6 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 07/30/27	4,162,348	3,981,994
3.69% (1 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 01/29/27†††	EUR 2,212,267	1,935,657
Air Canada
6.42% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 08/11/28	6,203,670	5,887,965
LTI Holdings, Inc.
7.62% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 07/24/26	3,885,375	3,642,539
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 09/08/25	2,335,337	2,155,516
Valcour Packaging LLC
5.22% (6 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 10/04/28	6,284,250	5,757,944
Park River Holdings, Inc.
5.53% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 12/28/27	6,720,425	5,675,936
BWAY Holding Co.
5.81% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	4,774,538	4,437,360
TSG Solutions Holding
4.49% (3 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 03/30/29	EUR 4,400,000	4,059,100
Patriot Container Corp. (Wastequip)
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/20/25	4,668,358	3,979,775
STS Operating, Inc. (SunSource)
7.37% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	4,084,819	3,889,075
YAK MAT (YAK ACCESS LLC)
13.64% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26†††	12,220,199	3,666,060

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
ILPEA Parent, Inc.
7.62% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 06/22/28†††	3,636,187	$3,490,739
Rinchem Company LLC
8.15% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 03/02/29†††	3,541,125	3,377,348
Integrated Power Services Holdings, Inc.
7.47% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 11/22/28†††	3,485,498	3,363,506
Filtration Group Corp.
4.19% (1 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 03/31/25	EUR 3,540,619	3,299,546
Saverglass
5.09% (3 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 02/19/29	EUR 3,700,000	3,173,086
Protective Industrial Products, Inc.
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/29/27†††	3,238,349	3,044,048
Titan Acquisition Ltd. (Husky)
5.88% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	3,132,830	2,798,651
MI Windows And Doors LLC
6.63% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 12/18/27	2,453,460	2,381,893
Pro Mach Group, Inc.
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/31/28	2,134,476	2,031,188
Waterlogic USA Holdings, Inc.
7.87% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 08/17/28	1,980,000	1,940,400
API Heat Transfer
12.00% (3 Month USD LIBOR, Rate Floor: 0.00%) (in-kind rate was 12.00%) due 01/01/24†††,12	1,287,526	643,763
12.00% (3 Month USD LIBOR, Rate Floor: 0.00% (in-kind rate was 12.00%) due 10/02/23†††,12	229,708	195,252
Duran Group Holding GMBH
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 03/29/24†††	EUR 416,090	389,680
4.04% (6 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 12/20/24†††	EUR 81,858	76,662

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Transcendia Holdings, Inc.
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/30/24	559,067	$408,119
Total Industrial		361,639,402

Technology - 4.0%
Planview Parent, Inc.
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27	23,088,750	21,818,869
Datix Bidco Ltd.
6.01% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††	9,112,505	8,883,781
8.44% (6 Month GBP SONIA + 7.75%, Rate Floor: 8.44%) due 04/27/26†††	GBP 4,225,000	4,621,470
7.01% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/27/25†††	3,400,533	3,315,180
6.19% (6 Month GBP LIBOR + 4.50%, Rate Floor: 5.19%) due 04/28/25†††	GBP 1,000,000	1,088,702
9.26% (6 Month Term SOFR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	461,709	452,244
Peraton Corp.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28	17,225,859	16,295,663
Polaris Newco LLC
6.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/04/26†††	14,084,714	12,789,822
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 06/02/28	3,803,734	3,501,566
Project Ruby Ultimate Parent Corp.
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/10/28	17,336,000	16,135,482
Avalara, Inc.
due 08/12/28†††	16,000,000	15,804,471
Apttus Corp.
7.12% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/08/28†††	17,127,000	15,671,205
Sitecore Holding III A/S
7.00% (3 Month EURIBOR + 7.00%, Rate Floor: 7.00%) due 03/12/26†††	EUR 8,665,010	8,404,969
10.27% (3 Month USD LIBOR + 7.00%, Rate Floor: 7.50%) due 03/12/26†††	7,056,876	6,984,051
Wrench Group LLC
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/30/26	15,342,085	14,824,289
Atlas CC Acquisition Corp.
7.32% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28	15,752,114	13,775,224

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Aston FinCo SARL
6.96% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 10/09/26†††	GBP 12,837,988	$13,189,664
Team.Blue Finco SARL
4.89% (3 Month EURIBOR + 3.70%, Rate Floor: 3.70%) due 03/30/28	EUR 14,000,000	12,486,524
Project Boost Purchaser LLC
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 05/29/26	6,912,500	6,532,312
Sportradar Capital SARL
4.21% (1 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 11/22/27	EUR 5,552,381	5,108,593
Imprivata, Inc.
7.28% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/01/27	4,850,000	4,678,746
VT TopCo, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 08/01/25	4,310,650	4,095,118
Sitecore USA, Inc.
10.27% (3 Month USD LIBOR + 7.00%, Rate Floor: 7.50%) due 03/12/26†††	4,000,437	3,959,154
Taxware Holdings (Sovos Compliance LLC)
7.62% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 08/11/28	3,775,697	3,592,576
AVS Group GmbH
4.13% (1 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 09/10/26	EUR 3,750,000	3,350,742
Greenway Health LLC
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/16/24	3,436,776	3,035,807
Concorde Lux
4.00% (6 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 03/01/28	EUR 3,300,000	2,967,510
Ping Identity Corp.
6.88% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 11/22/28†††	2,736,250	2,715,728
RLDatix
5.69% (3 Month GBP SONIA + 4.50%, Rate Floor: 4.50%) due 10/28/24†††	GBP 1,889,602	2,549,694
Verscend Holding Corp.
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/27/25	2,369,797	2,292,778

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
24-7 Intouch, Inc.
7.87% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25	2,221,266	$2,110,203
Misys Ltd.
6.87% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	2,372,177	2,049,561
Boxer Parent Company, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/02/25	1,811,258	1,712,508
Ep Purchaser LLC
7.17% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/06/28	1,492,500	1,452,202
Brave Parent Holdings, Inc.
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/18/25	1,202,100	1,169,042
Kar Finland Bidco Oy
4.50% (6 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 11/27/23†††	EUR 1,000,000	950,701
Conair Holdings LLC
7.42% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 05/17/28	397,995	333,321
Total Technology		244,699,472

Financial - 3.0%
Jones Deslauriers Insurance Management, Inc.
7.75% (3 Month Canada Banker Acceptance Rate + 4.25%, Rate Floor: 5.00%) due 03/27/28†††	CAD 39,690,223	26,301,858
11.00% (3 Month Canada Banker Acceptance Rate + 7.50%, Rate Floor: 8.00%) due 03/26/29†††	CAD 11,674,000	7,651,561
Orion Advisor Solutions, Inc.
6.56% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 09/24/27	21,296,806	20,018,998
HighTower Holding LLC
6.73% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/21/28	18,708,625	17,293,879
Eisner Advisory Group
10.50% (Commercial Prime Lending Rate + 4.25%, Rate Floor: 4.25%) due 07/28/28	10,950,000	10,621,500
8.40% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 07/28/28†††	6,098,045	5,762,652

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Camelia Bidco Banc Civica
6.96% (3 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 10/14/24	GBP 12,975,000	$13,489,816
Higginbotham Insurance Agency, Inc.
8.37% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.00%) due 11/25/26†††	13,642,394	13,304,063
Duff & Phelps
6.78% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 04/09/27	12,903,000	12,150,368
Franchise Group, Inc.
7.56% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26	12,625,841	11,763,117
Teneo Holdings LLC
8.38% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 07/11/25	10,742,658	10,116,039
Alter Domus
6.49% (1 Month SOFR + 3.50%, Rate Floor: 3.50%) due 02/17/28	10,342,500	9,954,656
HUB International Ltd.
5.77% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.15%) due 04/25/25	5,093,314	4,890,651
5.98% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 04/25/25	2,597,989	2,498,954
Aretec Group, Inc.
7.38% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 10/01/25	6,460,051	6,325,488
Cross Financial Corp.
7.13% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 09/15/27	4,688,156	4,539,682
Sandy Bidco BV
4.68% (1 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 08/17/29	EUR 4,700,000	4,261,002
USI, Inc.
6.92% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 12/02/26	3,145,838	3,022,616
Nexus Buyer LLC
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	1,307,260	1,252,525
Cobham Ultra SeniorCo SARL
7.06% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 08/03/29	500,000	477,500
Total Financial		185,696,925

Communications - 1.4%
Syndigo LLC
7.32% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/15/27†††	27,136,750	24,423,075

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Xplornet Communications, Inc.
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 10/02/28	25,174,479	$22,084,311
FirstDigital Communications LLC
7.31% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 12/17/26†††	10,550,000	10,328,561
Radiate Holdco LLC
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/25/26	7,665,167	7,074,029
Titan AcquisitionCo New Zealand Ltd. (Trade Me)
4.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 10/18/28	6,517,250	6,147,917
Zayo Group Holdings, Inc.
6.12% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/09/27	6,146,447	5,117,717
McGraw Hill LLC
8.32% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 07/28/28	4,331,872	3,985,322
Recorded Books, Inc.
7.08% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 08/29/25	4,143,341	3,977,608
Cincinnati Bell, Inc.
6.38% (1 Month Term SOFR + 3.35%, Rate Floor: 3.35%) due 11/22/28	992,500	949,902
Flight Bidco, Inc.
10.62% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	1,000,000	902,500
SFR Group S.A.
6.91% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/14/26	433,125	391,978
Total Communications		85,382,920

Basic Materials - 0.8%
Illuminate Buyer LLC
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/30/27	11,927,339	10,779,333
NIC Acquisition Corp.
7.42% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27	10,886,230	8,445,864
Pregis TopCo LLC
6.81% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 07/31/26	6,484,500	6,144,064
CTEC III GmbH
4.33% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 03/16/29	EUR 6,800,000	5,853,012
GrafTech Finance, Inc.
6.12% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.50%) due 02/12/25	3,379,917	3,151,772

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
American Rock Salt Company LLC
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 06/09/28	2,718,610	$2,503,377
Barentz Midco BV
4.94% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 11/30/27	EUR 2,400,000	2,177,501
Vectra Co.
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/08/25	2,476,708	2,064,956
DCG Acquisition Corp.
7.62% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 09/30/26	1,722,288	1,603,158
Ascend Performance Materials Operations LLC
8.42% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 08/27/26	1,485,475	1,451,680
Schur Flexibles GmbH
4.25% (3 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 09/12/27	EUR 3,150,000	1,173,184
Total Basic Materials		45,347,901

Utilities - 0.2%
Hamilton Projects Acquiror LLC
8.17% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 06/17/27	12,575,206	12,323,702
Granite Generation LLC
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/09/26	698,388	666,960
Total Utilities		12,990,662

Energy - 0.2%
TransMontaigne Operating Company LP
6.52% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/17/28	6,540,550	6,184,940
Venture Global Calcasieu Pass LLC
5.74% (1 Month USD LIBOR + 2.63%, Rate Floor: 2.63%) due 08/19/26†††	5,471,685	5,458,006
Permian Production Partners LLC
11.12% (1 Month USD LIBOR + 6.00%, Rate Floor: 9.12%) (in-kind rate was 2.00%) due 11/24/25†††,12	1,132,127	1,129,297
Total Energy		12,772,243

Total Senior Floating Rate Interests
(Cost $1,932,154,103)		1,739,579,809

ASSET-BACKED SECURITIES†† - 20.0%
Collateralized Loan Obligations - 11.3%
LoanCore Issuer Ltd.
2021-CRE4 D, 4.90% (30 Day Average SOFR + 2.61%, Rate Floor: 2.50%) due 07/15/35◊	20,500,000	19,405,960

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2019-CRE2 AS, 4.32% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36◊,5	11,343,072	$11,245,592
2021-CRE6 D, 5.67% (1 Month USD LIBOR + 2.85%, Rate Floor: 2.85%) due 11/15/38◊,5	11,300,000	10,614,507
2021-CRE5 D, 5.82% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 07/15/36◊,5	8,250,000	7,820,258
2022-CRE7 D, 5.38% (30 Day Average SOFR + 3.10%, Rate Floor: 3.10%) due 01/17/37◊,5	6,400,000	6,107,069
FS Rialto
2021-FL3 D, 5.44% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 11/16/36◊,5	36,500,000	33,736,461
2021-FL2 D, 5.74% (1 Month USD LIBOR + 2.80%, Rate Floor: 2.80%) due 05/16/38◊,5	8,850,000	8,175,248
Fortress Credit Opportunities IX CLO Ltd.
2021-9A CR, 5.31% (3 Month USD LIBOR + 2.80%, Rate Floor: 2.80%) due 10/15/33◊,5	35,000,000	31,651,322
2021-9A DR, 6.46% (3 Month USD LIBOR + 3.95%, Rate Floor: 3.95%) due 10/15/33◊,5	7,750,000	6,894,422
Palmer Square Loan Funding Ltd.
2022-1A B, 4.33% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 04/15/30◊,5	26,200,000	24,191,804
2021-3A C, 5.21% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 07/20/29◊,5	8,300,000	7,593,150
2022-1A C, 4.93% (3 Month Term SOFR + 2.60%, Rate Floor: 2.60%) due 04/15/30◊,5	3,400,000	3,153,729
LCCM Trust
2021-FL3 C, 5.42% (1 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 11/15/38◊,5	28,865,000	26,995,957
2021-FL2 D, 5.72% (1 Month USD LIBOR + 2.90%, Rate Floor: 2.90%) due 12/13/38◊,5	5,750,000	5,251,844
BXMT Ltd.
2020-FL2 C, 4.59% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 02/15/38◊	15,640,000	14,890,480
2020-FL2 D, 4.89% (1 Month Term SOFR + 2.06%, Rate Floor: 1.95%) due 02/15/38◊,5	8,000,000	7,466,058
2020-FL3 D, 5.20% (30 Day Average SOFR + 2.91%, Rate Floor: 2.80%) due 11/15/37◊,5	7,350,000	7,081,537

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Diamond CLO Ltd.
2018-1A C, 5.36% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 07/22/30◊,5	10,624,293	$10,590,686
2021-1A DR, 6.18% (3 Month USD LIBOR + 3.40%, Rate Floor: 3.40%) due 04/25/29◊,5	5,500,000	5,306,632
2018-1A D, 6.46% (3 Month USD LIBOR + 3.70%, Rate Floor: 3.70%) due 07/22/30◊,5	5,000,000	4,894,958
2021-1A CR, 5.18% (3 Month USD LIBOR + 2.40%, Rate Floor: 2.40%) due 04/25/29◊,5	1,322,000	1,311,960
Voya CLO Ltd.
2021-2A CR, 6.11% (3 Month USD LIBOR + 3.60%, Rate Floor: 3.60%) due 06/07/30◊,5	16,500,000	14,824,869
2013-1A INC, due 10/15/30[5,13]	28,970,307	5,536,226
ACRES Commercial Realty Ltd.
2021-FL2 D, 6.04% (1 Month USD LIBOR + 3.10%, Rate Floor: 3.10%) due 01/15/37◊,5	8,350,000	7,925,094
2021-FL1 D, 5.59% (1 Month USD LIBOR + 2.65%, Rate Floor: 2.65%) due 06/15/36◊	7,250,000	6,701,407
2021-FL2 C, 5.59% (1 Month USD LIBOR + 2.65%, Rate Floor: 2.65%) due 01/15/37◊,5	5,250,000	5,073,723
MidOcean Credit CLO VII
2020-7A CR, 4.71% (3 Month USD LIBOR + 2.20%, Rate Floor: 0.00%) due 07/15/29◊,5	21,000,000	19,542,249
BSPDF Issuer Ltd.
2021-FL1 D, 5.57% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 10/15/36◊	19,975,000	18,507,698
BSPRT Issuer Ltd.
2021-FL6 D, 5.82% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/15/36◊,5	18,425,000	17,022,867
2021-FL7 D, 5.57% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 12/15/38◊,5	1,600,000	1,468,205
Golub Capital Partners CLO Ltd.
2018-36A C, 4.93% (3 Month USD LIBOR + 2.10%, Rate Floor: 0.00%) due 02/05/31◊,5	20,000,000	18,444,330
Golub Capital Partners CLO 49M Ltd.
2021-49A D, 6.56% (3 Month USD LIBOR + 3.85%, Rate Floor: 3.85%) due 08/26/33◊,5	18,100,000	16,009,903

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Anchorage Capital CLO 6 Ltd.
2021-6A DRR, 5.96% (3 Month USD LIBOR + 3.45%, Rate Floor: 3.45%) due 07/15/30◊,5	17,350,000	$15,947,761
KREF Funding V LLC
1.83% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/25/26◊,†††	15,952,957	15,881,139
0.15% due 06/25/26†††,14	73,636,363	2,945
STWD Ltd.
2022-FL3 D, 5.04% (30 Day Average SOFR + 2.75%, Rate Floor: 2.75%) due 11/15/38◊,5	11,900,000	11,053,206
2021-FL2 D, 5.74% (1 Month USD LIBOR + 2.80%, Rate Floor: 2.80%) due 04/18/38◊,5	3,750,000	3,553,273
Cerberus Loan Funding XXX, LP
2020-3A C, 6.16% (3 Month USD LIBOR + 3.65%, Rate Floor: 3.65%) due 01/15/33◊,5	14,500,000	14,039,506
FS Rialto Issuer LLC
2022-FL5 C, 6.84% (1 Month Term SOFR + 3.92%, Rate Floor: 3.92%) due 06/19/37◊,5	6,950,000	6,816,124
2022-FL6 C, 7.25% (1 Month Term SOFR + 4.23%, Rate Floor: 4.23%) due 08/17/37◊,5	6,150,000	6,056,548
ABPCI Direct Lending Fund IX LLC
2021-9A BR, 5.27% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 11/18/31◊,5	11,550,000	10,608,891
Atlas Senior Loan Fund IX Ltd.
2018-9A C, 4.51% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 04/20/28◊,5	10,250,000	9,870,772
2018-9A SUB, due 04/20/28[5,13]	9,600,000	566,256
Neuberger Berman Loan Advisers CLO 32 Ltd.
2021-32A DR, 5.44% (3 Month USD LIBOR + 2.70%, Rate Floor: 2.70%) due 01/20/32◊,5	11,500,000	10,190,967
THL Credit Lake Shore MM CLO I Ltd.
2021-1A CR, 5.51% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/15/33◊,5	9,900,000	9,147,560
Cerberus Loan Funding XXXVI, LP
2021-6A B, 4.26% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 11/22/33◊,5	9,000,000	8,877,448
BCC Middle Market CLO LLC
2021-1A A1R, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 10/15/33◊,5	9,000,000	8,645,161

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
GoldenTree Loan Management US CLO 1 Ltd.
2021-9A D, 5.61% (3 Month USD LIBOR + 2.90%, Rate Floor: 2.90%) due 01/20/33◊,5	9,950,000	$8,547,920
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A BR, 5.61% (3 Month USD LIBOR + 2.90%, Rate Floor: 2.90%) due 04/20/31◊,5	9,200,000	8,524,113
Golub Capital Partners CLO 16 Ltd.
2021-16A CR2, 5.68% (3 Month USD LIBOR + 2.90%, Rate Floor: 2.90%) due 07/25/33◊,5	9,300,000	8,500,213
Marathon CLO V Ltd.
2017-5A A2R, 4.43% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27◊,5	7,920,233	7,844,979
2013-5A SUB, due 11/21/27[5,13]	5,500,000	295,350
Magnetite XXIX Ltd.
2021-29A D, 5.11% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 01/15/34◊,5	8,800,000	7,953,324
Venture XIV CLO Ltd.
2020-14A CRR, 5.29% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 08/28/29◊,5	8,000,000	7,551,598
ABPCI Direct Lending Fund CLO VII, LP
2021-7A BR, 5.32% (3 Month USD LIBOR + 2.55%, Rate Floor: 2.55%) due 10/20/31◊,5	7,950,000	7,301,825
Dryden 37 Senior Loan Fund
2015-37A Q, due 01/15/31[5,13]	9,500,000	7,251,395
CIFC Funding 2017-II Ltd.
2021-2A DR, 5.81% (3 Month USD LIBOR + 3.10%, Rate Floor: 3.10%) due 04/20/30◊,5	8,100,000	7,238,733
ACRE Commercial Mortgage Ltd.
2021-FL4 D, 5.59% (1 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 12/18/37◊,5	7,350,000	7,108,657
Madison Park Funding XLVIII Ltd.
2021-48A D, 5.74% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/19/33◊,5	7,500,000	6,725,183
Octagon Loan Funding Ltd.
2014-1A SUB, due 11/18/31[5,13]	19,435,737	6,058,119
Hull Street CLO Ltd.
2014-1A D, 6.34% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/18/26◊,5	5,785,000	5,685,976

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Cerberus Loan Funding XXXIII, LP
2021-3A C, 5.31% (3 Month USD LIBOR + 2.80%, Rate Floor: 2.80%) due 07/23/33◊,5	5,900,000	$5,362,088
CHCP Ltd.
2021-FL1 D, 5.96% (1 Month Term SOFR + 3.11%, Rate Floor: 3.00%) due 02/15/38◊,5	5,500,000	5,107,198
Telos CLO Ltd.
2017-6A CR, 5.34% (3 Month USD LIBOR + 2.60%, Rate Floor: 0.00%) due 01/17/27◊,5	5,092,865	5,076,273
ABPCI Direct Lending Fund CLO I LLC
2021-1A C2, 5.71% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 07/20/33◊,5	5,550,000	5,053,740
TCP Waterman CLO LLC
2016-1A A2, 6.29% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 12/15/28◊,5	4,981,633	4,984,153
WhiteHorse X Ltd.
2015-10A E, 8.04% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27◊,5	5,004,114	4,623,703
Cerberus Loan Funding XXXV, LP
2021-5A C, 5.11% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 09/22/33◊,5	5,150,000	4,608,360
Cerberus Loan Funding XXVI, LP
2021-1A CR, 5.41% (3 Month USD LIBOR + 2.90%, Rate Floor: 2.90%) due 04/15/31◊,5	4,000,000	3,783,417
Neuberger Berman Loan Advisers CLO 40 Ltd.
2021-40A D, 5.49% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 04/16/33◊,5	4,050,000	3,576,152
BNPP IP CLO Ltd.
2014-2A E, 8.03% (3 Month USD LIBOR + 5.25%, Rate Floor: 0.00%) due 10/30/25◊,5	5,894,651	3,492,581
Dryden 50 Senior Loan Fund
2017-50A SUB, due 07/15/30[5,13]	7,895,000	3,436,693
Dryden 41 Senior Loan Fund
2015-41A SUB, due 04/15/31[5,13]	11,700,000	3,304,080
Carlyle Global Market Strategies CLO Ltd.
2012-3A SUB, due 01/14/32[5,13]	6,400,000	2,085,760
2013-3X SUB, due 10/15/30[13]	4,938,326	748,650

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Silvermore CLO Ltd.
2014-1A B, 5.91% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 05/15/26◊,5	2,738,611	$2,733,849
HGI CRE CLO Ltd.
2021-FL2 D, 5.09% (1 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 09/17/36◊,5	1,600,000	1,456,014
2021-FL2 E, 5.39% (1 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 09/17/36◊,5	1,200,000	1,079,493
BDS Ltd.
2021-FL9 E, 5.59% (1 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 11/16/38◊,5	2,700,000	2,510,114
Denali Capital CLO XI Ltd.
2018-1A BRR, 4.86% (3 Month USD LIBOR + 2.15%, Rate Floor: 0.00%) due 10/20/28◊,5	2,500,000	2,422,641
Treman Park CLO Ltd.
2015-1A SUB, due 10/20/28[5,13]	18,918,010	2,352,076
Monroe Capital CLO Ltd.
2017-1A DR, 6.36% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/22/26◊,5	2,193,917	2,176,590
KVK CLO Ltd.
2013-1A SUB, due 01/14/28[5,13]	11,900,000	2,093,722
AMMC CLO XI Ltd.
2012-11A SUB, due 04/30/31[5,13]	5,650,000	1,891,055
Goldentree Loan Management US CLO 4 Ltd.
2021-4A DR, 5.93% (3 Month USD LIBOR + 3.15%, Rate Floor: 3.15%) due 04/24/31◊,5	2,000,000	1,752,085
PFP Ltd.
2021-7 E, 5.94% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/14/38◊,5	1,789,911	1,694,148
Venture XIII CLO Ltd.
2013-13A SUB, due 09/10/29[5,13]	13,790,000	1,553,770
Babson CLO Ltd.
2014-IA SUB, due 07/20/25[5,13]	11,900,000	742,560
Great Lakes CLO Ltd.
2014-1A SUB, due 10/15/29[5,13]	1,500,000	629,250
Dryden Senior Loan Fund
due 01/15/31[13]	1,897,598	563,017
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[13]	6,270,000	159,572
West CLO Ltd.
2013-1A SUB, due 11/07/25[5,13]	5,300,000	6,943
OHA Credit Partners IX Ltd.
2013-9A ACOM, due 10/20/25[5,13]	4,219,178	4,641
Copper River CLO Ltd.
2007-1A INC, due 01/20/21†††,10,13	8,150,000	3,423
Total Collateralized Loan Obligations		694,348,958

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Transport-Aircraft - 3.4%
AASET Trust
2017-1A, 3.97% due 05/16/42[5]	22,018,706	$17,460,834
2021-1A, 2.95% due 11/16/41[5]	19,889,956	15,861,681
2021-2A, 3.54% due 01/15/47[5]	3,824,538	2,878,966
2020-1A, 4.34% due 01/16/40[5]	4,322,982	1,733,204
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[5]	40,778,018	31,212,209
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[5]	13,873,076	12,579,196
2019-1, 3.60% due 09/15/39[5]	5,889,752	4,679,716
2017-1, 6.30% due 02/15/42[5]	3,838,675	3,312,349
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[5]	12,067,985	10,559,015
2019-1A, 3.97% due 04/15/39[5]	5,837,933	5,035,750
2016-1, 4.45% due 08/15/41	3,569,594	3,206,177
Sprite Ltd.
2021-1, 3.75% due 11/15/46[5]	18,484,800	15,605,175
Raspro Trust
2005-1A, 3.64% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24◊,5	15,020,380	13,927,920
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[5]	16,955,497	12,486,416
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[5]	13,791,309	11,412,740
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[5]	10,905,400	9,066,918
Sapphire Aviation Finance II Ltd.
2020-1A, 4.34% due 03/15/40[5]	9,117,555	5,628,647
2020-1A, 3.23% due 03/15/40[5]	572,183	473,704
WAVE LLC
2019-1, 3.60% due 09/15/44[5]	7,443,431	5,888,260
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[5,11]	7,112,786	5,758,040
Navigator Aircraft ABS Ltd.
2021-1, 3.57% due 11/15/46[5]	6,023,995	4,439,954
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[5]	4,966,170	4,423,835
Lunar Structured Aircraft Portfolio Notes
2021-1, 3.43% due 10/15/46[5]	5,451,889	4,374,709
Slam Ltd.
2021-1A, 3.42% due 06/15/46[5]	3,318,840	2,632,267
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[5]	2,538,516	2,043,379
Stripes Aircraft Ltd.
2013-1 A1, 6.49% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 03/20/23◊,†††	762,830	729,624
Total Transport-Aircraft		207,410,685

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Financial - 2.9%
HarbourVest Structured Solutions IV Holdings, LP
4.60% (3 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 09/15/26◊,†††	23,234,292	$23,233,624
2.58% (3 Month EURIBOR + 2.45%, Rate Floor: 2.45%) due 09/15/26◊,†††	EUR 12,900,000	12,640,344
HV Eight LLC
3.36% (3 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 12/28/25◊,†††	EUR 28,000,000	27,428,145
Madison Avenue Secured Funding Trust
2021-1, 4.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 01/17/23◊,†††,5	20,750,000	20,750,000
KKR Core Holding Company LLC
4.00% due 08/12/31†††	19,096,300	16,341,417
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††	13,738,237	13,358,697
Nassau LLC
2019-1, 3.98% due 08/15/34[5]	13,480,305	12,830,182
Lam Trade Finance Group LLC
2.50% due 12/29/22	12,000,000	12,000,000
Thunderbird A
5.50% due 03/01/37†††	11,456,706	11,456,706
Lightning A
5.50% due 03/01/37†††	11,092,784	11,092,784
Ceamer Finance LLC
3.69% due 03/22/31†††	5,946,357	5,406,240
Aesf Vi Verdi, LP
2.15% (3 Month EURIBOR + 2.15%, Rate Floor: 2.15%) due 11/25/24◊,†††	EUR 4,244,414	4,157,940
Thunderbird B
7.50% due 03/01/37†††	2,304,510	2,304,510
Lightning B
7.50% due 03/01/37†††	2,231,307	2,231,307
Total Financial		175,231,896

Infrastructure - 0.8%
VB-S1 Issuer LLC - VBTEL
2022-1A, 5.27% due 02/15/52[5]	39,650,000	34,601,984
Hotwire Funding LLC
2021-1, 4.46% due 11/20/51[5]	11,750,000	9,584,301
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 4.70% due 06/15/48[10]	6,561,371	6,470,334
Total Infrastructure		50,656,619

Whole Business - 0.7%
TSGE
2017-1, 6.25% due 09/25/31†††	42,367,052	40,124,264
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[5]	2,676,688	2,576,673
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.19% due 06/05/49[5]	2,079,000	1,969,827

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Wendy’s Funding LLC
2018-1A, 3.88% due 03/15/48[5]	381,000	$338,630
Total Whole Business		45,009,394

Single Family Residence - 0.5%
FirstKey Homes Trust
2020-SFR2, 4.00% due 10/19/37[5]	13,550,000	12,143,574
2020-SFR2, 4.50% due 10/19/37[5]	13,250,000	12,021,143
2020-SFR2, 3.37% due 10/19/37[5]	8,550,000	7,547,997
Total Single Family Residence		31,712,714

Net Lease - 0.3%
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[5]	21,105,000	17,736,792

Collateralized Debt Obligations - 0.1%
Anchorage Credit Funding 4 Ltd.
2021-4A BR, 3.12% due 04/27/39	6,700,000	5,691,398
2021-4A CR, 3.52% due 04/27/39[5]	4,250,000	3,322,305
Total Collateralized Debt Obligations		9,013,703

Total Asset-Backed Securities
(Cost $1,337,146,479)		1,231,120,761

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 15.8%
Government Agency - 8.3%
Uniform MBS 30 Year
due 11/15/52[19]	420,152,000	389,035,123
Fannie Mae
4.00% due 07/01/52[4]	74,830,943	69,964,877
Freddie Mac
4.00% due 06/01/52[4]	58,902,696	54,922,843
Total Government Agency		513,922,843

Residential Mortgage-Backed Securities - 5.9%
FKRT
2.21% due 11/30/58†††,10	33,850,000	32,195,688
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 3.23% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 12/25/36◊	21,891,674	12,025,979
2006-WMC3, 3.38% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 08/25/36◊	8,786,537	6,316,488
2006-HE3, 3.40% (1 Month USD LIBOR + 0.32%, Rate Floor: 0.32%) due 11/25/36◊	5,390,310	4,619,297
2006-WMC4, 3.20% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36◊	7,535,307	4,131,541
2006-WMC4, 3.16% (1 Month USD LIBOR + 0.08%, Rate Floor: 0.08%) due 12/25/36◊	3,186,192	1,741,896
Ameriquest Mortgage Securities Trust
2006-M3, 3.26% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 10/25/36◊	20,099,587	11,672,180
2006-M3, 3.32% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 10/25/36◊	32,415,053	11,073,604
2006-M3, 3.18% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 10/25/36◊	13,475,536	4,603,712

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
WaMu Asset-Backed Certificates WaMu Series
2007-HE2, 3.44% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 04/25/37◊	24,259,885	$9,643,598
2007-HE2, 3.27% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37◊	18,485,818	7,342,256
2007-HE4, 3.25% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47◊	6,892,376	5,110,287
2007-HE4, 3.33% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/47◊	2,071,157	1,333,735
BRAVO Residential Funding Trust
2022-R1, 3.13% due 01/29/70[5,11]	25,589,791	22,606,139
Long Beach Mortgage Loan Trust
2006-6, 3.58% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.50%) due 07/25/36◊	14,031,128	5,815,722
2006-8, 3.40% (1 Month USD LIBOR + 0.32%, Rate Floor: 0.32%) due 09/25/36◊	16,784,677	5,163,222
2006-1, 3.46% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 02/25/36◊	3,797,013	3,259,057
2006-4, 3.40% (1 Month USD LIBOR + 0.32%, Rate Floor: 0.32%) due 05/25/36◊	10,056,045	3,242,420
2006-6, 3.38% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 07/25/36◊	4,369,123	1,805,933
2006-8, 3.26% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 09/25/36◊	4,548,332	1,398,177
2006-6, 3.28% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 07/25/36◊	2,529,193	1,043,210
RALI Series Trust
2006-QO6, 3.44% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 06/25/46◊	30,690,871	7,277,539
2007-QO2, 3.23% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 02/25/47◊	13,125,162	5,202,569
2006-QO8, 3.48% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 10/25/46◊	3,916,761	3,750,072
2006-QO6, 3.54% (1 Month USD LIBOR + 0.46%, Rate Floor: 0.46%) due 06/25/46◊	7,985,346	1,948,701

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2006-QO2, 3.62% (1 Month USD LIBOR + 0.54%, Rate Floor: 0.54%) due 02/25/46◊	5,947,913	$1,339,481
2006-QO6, 3.60% (1 Month USD LIBOR + 0.52%, Rate Floor: 0.52%) due 06/25/46◊	5,038,073	1,248,692
2006-QO2, 3.76% (1 Month USD LIBOR + 0.68%, Rate Floor: 0.68%) due 02/25/46◊	3,182,638	745,346
2006-QO2, 3.52% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 02/25/46◊	213,333	46,744
American Home Mortgage Assets Trust
2006-6, 3.29% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 12/25/46◊	7,783,882	6,412,155
2006-1, 3.27% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 05/25/46◊	6,801,707	5,933,014
2006-3, 2.04% (1 Year CMT Rate + 0.94%, Rate Floor: 0.94%) due 10/25/46◊	5,213,992	3,719,304
Morgan Stanley IXIS Real Estate Capital Trust
2006-2, 3.30% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 11/25/36◊	22,062,898	7,995,623
2006-2, 3.23% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 11/25/36◊	16,831,230	6,099,363
NYMT Loan Trust
2022-SP1, 5.25% due 07/25/62[5,11]	14,204,925	13,608,247
Morgan Stanley ABS Capital I Incorporated Trust
2006-HE8, 3.30% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 10/25/36◊	19,748,433	9,624,814
2006-HE6, 3.28% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 09/25/36◊	4,390,162	1,692,827
2007-HE4, 3.31% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 02/25/37◊	3,860,152	1,290,338
IXIS Real Estate Capital Trust
2007-HE1, 3.24% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 05/25/37◊	24,315,210	6,258,144
2007-HE1, 3.31% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 05/25/37◊	17,226,984	4,434,005

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
GSAMP Trust
2007-NC1, 3.21% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/46◊	18,747,585	$10,404,280
Master Asset-Backed Securities Trust
2006-WMC3, 3.24% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 08/25/36◊	10,255,706	3,915,714
2006-HE3, 3.28% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 08/25/36◊	9,603,787	3,032,917
2006-HE3, 3.38% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 08/25/36◊	8,074,492	2,549,884
GSAA Home Equity Trust
2006-3, 3.68% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 03/25/36◊	10,707,407	6,062,181
2006-9, 3.56% (1 Month USD LIBOR + 0.48%, Rate Floor: 0.48%) due 06/25/36◊	7,677,936	2,544,855
2007-7, 3.62% (1 Month USD LIBOR + 0.54%, Rate Floor: 0.54%) due 07/25/37◊	498,724	480,292
Citigroup Mortgage Loan Trust, Inc.
2007-AMC3, 3.33% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 03/25/37◊	10,293,041	8,997,041
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,5	8,650,000	7,345,247
Home Equity Loan Trust
2007-FRE1, 3.27% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37◊	7,301,267	6,797,796
First NLC Trust
2007-1, 3.36% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 08/25/37◊,5	6,726,604	3,748,248
2007-1, 3.15% (1 Month USD LIBOR + 0.07%, Rate Floor: 0.07%) due 08/25/37◊,5	5,100,999	2,841,824
Lehman XS Trust Series
2006-18N, 3.44% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 12/25/36◊	4,086,772	3,907,729
2006-10N, 3.50% (1 Month USD LIBOR + 0.42%, Rate Floor: 0.42%) due 07/25/46◊	2,602,158	2,507,896

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Argent Securities Trust
2006-W5, 3.38% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 06/25/36◊	9,313,086	$6,265,085
WaMu Asset-Backed Certificates WaMu Series Trust
2007-HE1, 3.31% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 01/25/37◊	7,590,128	3,793,038
2007-HE4, 3.25% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47◊	2,900,780	1,867,783
Alternative Loan Trust
2007-OA7, 3.44% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 05/25/47◊	6,638,886	5,636,513
ACE Securities Corporation Home Equity Loan Trust Series
2007-ASP1, 3.84% (1 Month USD LIBOR + 0.76%, Rate Floor: 0.76%) due 03/25/37◊	10,843,154	5,267,983
Citigroup Mortgage Loan Trust
2022-A, 6.17% due 09/25/62[5,11]	5,085,729	4,982,144
OBX Trust
2022-NQM8, 6.10% due 09/25/62[5,11]	4,900,000	4,783,580
HSI Asset Securitization Corporation Trust
2007-HE1, 3.27% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/25/37◊	6,098,205	4,481,326
Finance of America HECM Buyout
2022-HB2, 6.00% (WAC) due 04/25/26◊,5	3,850,000	3,685,798
First Franklin Mortgage Loan Trust
2006-FF16, 3.50% (1 Month USD LIBOR + 0.42%, Rate Floor: 0.42%) due 12/25/36◊	7,648,140	3,568,060
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.94% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46◊	3,953,847	3,203,064
Morgan Stanley Mortgage Loan Trust
2006-9AR, 3.38% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 08/25/36◊	8,489,365	2,637,364
Alliance Bancorp Trust
2007-OA1, 3.56% (1 Month USD LIBOR + 0.48%, Rate Floor: 0.48%) due 07/25/37◊	2,096,076	1,763,145

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Nomura Resecuritization Trust
2015-4R, 2.20% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36◊,5	1,941,134	$1,725,771
Morgan Stanley Re-REMIC Trust
2010-R5, 2.40% due 06/26/36[5]	568,087	509,073
Asset-Backed Securities Corporation Home Equity Loan Trust
2006-HE5, 3.36% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 07/25/36◊	195,009	192,534
Total Residential Mortgage-Backed Securities		364,269,284

Commercial Mortgage-Backed Securities - 1.1%
BX Commercial Mortgage Trust
2021-VOLT, 4.82% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 09/15/36◊,5	19,750,000	18,210,470
2019-XL, 5.12% (1 Month USD LIBOR + 2.30%, Rate Floor: 2.30%) due 10/15/36◊,5	1,989,000	1,904,365
GS Mortgage Securities Corporation Trust
2020-UPTN, 3.35% (WAC) due 02/10/37◊,5	8,256,000	7,125,213
2020-DUNE, 5.32% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 12/15/36◊,5	7,340,000	6,914,814
2020-DUNE, 4.72% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 12/15/36◊,5	2,750,000	2,655,085
JP Morgan Chase Commercial Mortgage Securities Trust 2021-NYAH
2021-NYAH, 5.46% (1 Month USD LIBOR + 2.64%, Rate Floor: 2.64%) due 06/15/38◊,5	15,000,000	13,934,457
SMRT
2022-MINI, 4.80% (1 Month Term SOFR + 1.95%, Rate Floor: 1.95%) due 01/15/39◊,5	10,000,000	9,374,176
MHP Commercial Mortgage Trust
2022-MHIL, 5.46% (1 Month Term SOFR + 2.61%, Rate Floor: 2.61%) due 01/15/27◊,5	8,744,927	8,132,013
Wells Fargo Commercial Mortgage Trust
2015-NXS1, 2.63% due 05/15/48	96,395	96,242
Total Commercial Mortgage-Backed Securities		68,346,835

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Military Housing - 0.5%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.70% (WAC) due 11/25/52◊,5,14	221,897,838	$14,016,217
GMAC Commercial Mortgage Asset Corp.
2004-POKA, 6.36% due 09/10/44†††,5	9,000,000	8,843,990
Capmark Military Housing Trust
2007-AET2, 6.06% due 10/10/52†††,5	5,536,981	5,199,273
Total Military Housing		28,059,480

Total Collateralized Mortgage Obligations
(Cost $1,099,063,200)		974,598,442

U.S. GOVERNMENT SECURITIES†† - 2.1%
U.S. Treasury Bonds
due 08/15/51[4,15,16]	164,620,000	56,778,212
due 05/15/44[4,15,16]	23,270,000	9,567,950
due 11/15/44[4,15,16]	23,280,000	9,354,535
due 02/15/46[4,15,16]	23,450,000	9,055,468
U.S. Treasury Notes
3.25% due 08/31/24[4]	23,020,000	22,604,561
1.75% due 03/15/25[4]	22,052,000	20,765,059
Total U.S. Government Securities
(Cost $142,826,906)		128,125,785

FOREIGN GOVERNMENT DEBT†† - 1.0%
Government of Japan
(0.08)% due 10/03/22[17]	JPY 2,000,000,000	13,819,026
(0.16)% due 10/20/22[17]	JPY 1,000,000,000	6,909,881
(0.18)% due 10/17/22[17]	JPY 1,000,000,000	6,909,801
State of Israel
1.25% due 11/30/22	ILS 42,365,000	11,882,729
Province of Manitoba Canada T-Bill
3.19% due 10/19/22[17]	CAD 12,000,000	8,675,657
Ontario T-Bill
2.84% due 10/05/22[17]	CAD 10,000,000	7,239,129
3.19% due 10/12/22[17]	CAD 975,000	705,441
3.09% due 10/19/22[17]	CAD 450,000	325,406
Quebec T-Bill
3.08% due 10/07/22[17]	CAD 2,245,000	1,625,054
3.16% due 10/28/22[17]	CAD 780,000	563,528
3.11% due 10/21/22[17]	CAD 500,000	361,464
Newfoundland T-Bill
3.21% due 10/04/22[17]	CAD 900,000	651,515
3.16% due 10/27/22[17]	CAD 500,000	361,152
3.16% due 10/13/22[17]	CAD 400,000	289,435
Nova Scotia T-Bill
3.02% due 10/06/22[17]	CAD 1,500,000	1,085,695
Alberta T-Bill
2.89% due 10/04/22[17]	CAD 730,000	528,462
Total Foreign Government Debt
(Cost $63,318,044)		61,933,375

U.S. TREASURY BILLS†† - 0.2%
U.S. Treasury Bills
2.15% due 12/08/22[17]	11,750,000	11,686,425
2.82% due 01/12/23[17]	3,600,000	3,567,443
Total U.S. Treasury Bills
(Cost $15,273,214)		15,253,868

CONVERTIBLE BONDS†† - 0.2%
Consumer, Non-cyclical - 0.1%
Block, Inc.
due 05/01/26[15]	12,240,000	9,553,320

Communications - 0.1%
Cable One, Inc.
due 03/15/26[15]	5,750,000	4,367,125
Total Convertible Bonds
(Cost $15,047,293)		13,920,445

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
SENIOR FIXED RATE INTERESTS†† - 0.1%
Consumer, Cyclical - 0.1%
WESCO
5.25% due 06/14/24†††	CAD 3,854,753	$2,750,527
Industrial - 0.0%
Schur Flexibles GmbH
15.00% due 09/30/26	EUR 400,913	389,007
9.50% due 09/30/26	EUR 229,072	224,514
Total Industrial		613,521

Total Senior Fixed Rate Interests
(Cost $3,569,464)		3,364,048

FEDERAL AGENCY DISCOUNT NOTES†† - 0.0%
Federal Home Loan Bank
2.50% due 10/03/22[17]	700,000	699,944
Total Federal Agency Discount Notes
(Cost $699,903)		699,944

	Contracts/ Notional Value
LISTED OPTIONS PURCHASED† - 0.8%
Put Options on:
Equity Options
S&P 500 Index Expiring November 2022 with strike price of $3,800.00 (Notional Value $275,734,178)	769	19,467,235
S&P 500 Index Expiring April 2023 with strike price of $4,000.00 (Notional Value $116,174,088)	324	14,968,800
S&P 500 Index Expiring December 2022 with strike price of $3,600.00 (Notional Value $305,494,824)	852	14,812,020
Total Equity Options		49,248,055

Total Listed Options Purchased
(Cost $31,787,855)		49,248,055

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Contracts/ Notional Value	Value
OTC OPTIONS PURCHASED†† - 0.1%
Call Options on:
Foreign Exchange Options
J.P. Morgan Securities plc Foreign Exchange EUR/NOK Expiring October 2022 with strike price of EUR 10.14 (Notional Value $11,070,045)	EUR 11,300,000	$558,317
J.P. Morgan Securities plc Foreign Exchange EUR/NOK Expiring October 2022 with strike price of EUR 10.00 (Notional Value $3,869,617)	EUR 3,950,000	245,996
Goldman Sachs International Foreign Exchange EUR/NOK Expiring October 2022 with strike price of EUR 10.16 (Notional Value $3,722,670)	EUR 3,800,000	183,981
UBS AG Foreign Exchange EUR/AUD Expiring October 2022 with strike price of EUR 1.51 (Notional Value $10,923,097)	EUR 11,150,000	140,705
J.P. Morgan Securities plc Foreign Exchange USD/SEK Expiring October 2022 with strike price of $10.86	USD 4,000,000	113,519
Goldman Sachs International Foreign Exchange EUR/AUD Expiring October 2022 with strike price of EUR 1.48 (Notional Value $3,722,670)	EUR 3,800,000	109,572
Deutsche Bank AG Foreign Exchange AUD/NZD Expiring October 2022 with strike price of AUD 1.13 (Notional Value $10,930,150)	AUD 17,000,000	101,641
J.P. Morgan Securities plc Foreign Exchange EUR/AUD Expiring October 2022 with strike price of EUR 1.50 (Notional Value $3,820,635)	EUR 3,900,000	89,998
Bank of America, N.A. Foreign Exchange EUR/CAD Expiring October 2022 with strike price of EUR 1.31 (Notional Value $11,265,975)	EUR 11,500,000	81,702
Deutsche Bank AG Foreign Exchange AUD/NZD Expiring October 2022 with strike price of AUD 1.12 (Notional Value $3,857,700)	AUD 6,000,000	75,536

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Contracts/ Notional Value	Value
UBS AG Foreign Exchange USD/JPY Expiring November 2022 with strike price of $147.70	USD 11,500,000	$68,080
Deutsche Bank AG Foreign Exchange EUR/SEK Expiring October 2022 with strike price of EUR 10.84 (Notional Value $11,070,045)	EUR 11,300,000	67,005
J.P. Morgan Securities plc Foreign Exchange EUR/CAD Expiring October 2022 with strike price of EUR 1.33 (Notional Value $3,673,688)	EUR 3,750,000	60,687
Goldman Sachs International Foreign Exchange EUR/SEK Expiring October 2022 with strike price of EUR 10.92 (Notional Value $10,923,097)	EUR 11,150,000	57,084
Deutsche Bank AG Foreign Exchange EUR/USD Expiring October 2022 with strike price of EUR 1.01 (Notional Value $11,363,940)	EUR 11,600,000	55,315
Bank of America, N.A. Foreign Exchange EUR/SEK Expiring October 2022 with strike price of EUR 10.73 (Notional Value $3,722,670)	EUR 3,800,000	50,357
Citibank, N.A. Foreign Exchange EUR/USD Expiring October 2022 with strike price of EUR 0.98 (Notional Value $4,653,338)	EUR 4,750,000	45,010
J.P. Morgan Securities plc Foreign Exchange EUR/SEK Expiring October 2022 with strike price of EUR 11.01 (Notional Value $11,265,975)	EUR 11,500,000	39,015
Deutsche Bank AG Foreign Exchange NOK/SEK Expiring October 2022 with strike price of NOK 1.07 (Notional Value $10,277,822)	NOK 112,000,000	2,898
Barclays Bank plc Foreign Exchange NOK/SEK Expiring October 2022 with strike price of NOK 1.08 (Notional Value $3,578,885)	NOK 39,000,000	68

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Contracts/ Notional Value	Value
J.P. Morgan Securities plc Foreign Exchange NOK/SEK Expiring October 2022 with strike price of NOK 1.09 (Notional Value $10,186,056)	NOK 111,000,000	$—
Total Foreign Exchange Options		$2,146,486

Put Options on:
Foreign Exchange Options
J.P. Morgan Securities plc Foreign Exchange NOK/SEK Expiring October 2022 with strike price of NOK 1.05 (Notional Value $10,186,056)	NOK 111,000,000	362,965
Deutsche Bank AG Foreign Exchange NOK/SEK Expiring October 2022 with strike price of NOK 1.04 (Notional Value $10,277,822)	NOK 112,000,000	232,617
Barclays Bank plc Foreign Exchange NOK/SEK Expiring October 2022 with strike price of NOK 1.08 (Notional Value $3,578,885)	NOK 39,000,000	207,513
Deutsche Bank AG Foreign Exchange EUR/USD Expiring October 2022 with strike price of EUR 0.96 (Notional Value $11,363,940)	EUR 11,600,000	84,971
Citibank, N.A. Foreign Exchange EUR/USD Expiring October 2022 with strike price of EUR 0.98 (Notional Value $4,653,338)	EUR 4,750,000	58,847
UBS AG Foreign Exchange USD/JPY Expiring November 2022 with strike price of $140.50	USD 11,500,000	58,075
J.P. Morgan Securities plc Foreign Exchange USD/SEK Expiring October 2022 with strike price of $10.86	USD 4,000,000	29,833
J.P. Morgan Securities plc Foreign Exchange EUR/SEK Expiring October 2022 with strike price of EUR 10.72 (Notional Value $11,265,975)	EUR 11,500,000	22,627
Bank of America, N.A. Foreign Exchange EUR/CAD Expiring October 2022 with strike price of EUR 1.36 (Notional Value $11,265,975)	EUR 11,500,000	18,954
J.P. Morgan Securities plc Foreign Exchange EUR/CAD Expiring October 2022 with strike price of EUR 1.33 (Notional Value $3,673,688)	EUR 3,750,000	16,799

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Contracts/ Notional Value	Value
J.P. Morgan Securities plc Foreign Exchange EUR/AUD Expiring October 2022 with strike price of EUR 1.50 (Notional Value $3,820,635)	EUR 3,900,000	$14,588
Goldman Sachs International Foreign Exchange EUR/SEK Expiring October 2022 with strike price of EUR 10.64 (Notional Value $10,923,098)	EUR 11,150,000	7,802
Goldman Sachs International Foreign Exchange EUR/AUD Expiring October 2022 with strike price of EUR 1.48 (Notional Value $3,722,670)	EUR 3,800,000	3,560
Deutsche Bank AG Foreign Exchange AUD/NZD Expiring October 2022 with strike price of AUD 1.12 (Notional Value $3,857,700)	AUD 6,000,000	2,354
Deutsche Bank AG Foreign Exchange AUD/NZD Expiring October 2022 with strike price of AUD 1.10 (Notional Value $10,930,150)	AUD 17,000,000	1,378
Goldman Sachs International Foreign Exchange EUR/NOK Expiring October 2022 with strike price of EUR 10.16 (Notional Value $3,722,670)	EUR 3,800,000	1,260
UBS AG Foreign Exchange EUR/AUD Expiring October 2022 with strike price of EUR 1.45 (Notional Value $10,923,097)	EUR 11,150,000	601
Bank of America, N.A. Foreign Exchange EUR/SEK Expiring October 2022 with strike price of EUR 10.73 (Notional Value $3,722,670)	EUR 3,800,000	512
Deutsche Bank AG Foreign Exchange EUR/SEK Expiring October 2022 with strike price of EUR 10.56 (Notional Value $11,070,045)	EUR 11,300,000	199
J.P. Morgan Securities plc Foreign Exchange EUR/NOK Expiring October 2022 with strike price of EUR 10.00 (Notional Value $3,869,617)	EUR 3,950,000	18

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Contracts/ Notional Value	Value
J.P. Morgan Securities plc Foreign Exchange EUR/NOK Expiring October 2022 with strike price of EUR 9.74 (Notional Value $11,070,045)	EUR 11,300,000	$2
Total Foreign Exchange Options		1,125,475

Total OTC Options Purchased
(Cost $1,825,256)		3,271,961

OTC INTEREST RATE SWAPTIONS PURCHASED††,18 - 0.6%
Call Swaptions on:
Interest Rate Swaptions
Deutsche Bank AG 5-Year Interest Rate Swap Expiring April 2027 with exercise rate of 2.69%	USD 92,814,000	2,883,983
Deutsche Bank AG 5-Year Interest Rate Swap Expiring April 2032 with exercise rate of 2.39%	USD 72,235,000	2,184,543
Citibank, N.A. 20-Year Interest Rate Swap Expiring April 2029 with exercise rate of 2.38%	USD 24,141,000	2,077,464
Citibank, N.A. 5-Year Interest Rate Swap Expiring April 2027 with exercise rate of 1.60% (Notional Value $75,085,274)	EUR 76,645,000	1,487,732
Barclays Bank plc 20-Year Interest Rate Swap Expiring April 2027 with exercise rate of 1.58% (Notional Value $20,930,625)	GBP 18,750,000	1,337,648
Total Interest Rate Swaptions		9,971,370

Put Swaptions on:
Interest Rate Swaptions
Citibank, N.A. 5-Year Interest Rate Swap Expiring April 2027 with exercise rate of 1.60% (Notional Value $75,085,274)	EUR 76,645,000	6,864,869
Barclays Bank plc 20-Year Interest Rate Swap Expiring April 2027 with exercise rate of 1.58% (Notional Value $20,930,625)	GBP 18,750,000	6,583,089
Deutsche Bank AG 5-Year Interest Rate Swap Expiring April 2027 with exercise rate of 2.69%	USD 92,814,000	5,369,141
Deutsche Bank AG 5-Year Interest Rate Swap Expiring April 2032 with exercise rate of 2.39%	USD 72,235,000	5,296,719

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Contracts/ Notional Value	Value
Citibank, N.A. 20-Year Interest Rate Swap Expiring April 2029 with exercise rate of 2.38%	USD 24,141,000	$3,929,248
Total Interest Rate Swaptions		28,043,066

Total OTC Interest Rate Swaptions Purchased
(Cost $33,025,782)		38,014,436

Total Investments - 118.0%
(Cost $8,300,793,515)		7,263,113,795

LISTED OPTIONS WRITTEN† - (0.2)%
Call Options on:
Equity Options
Figs, Inc. Expiring December 2022 with strike price of $50.00 (Notional Value $33,825)	41	—
Figs, Inc. Expiring December 2022 with strike price of $55.00 (Notional Value $33,000)	40	—
Total Equity Options		—

Put Options on:
Equity Options
S&P 500 Index Expiring December 2022 with strike price of $3,200.00 (Notional Value $305,494,824)	852	(5,307,960)
S&P 500 Index Expiring November 2022 with strike price of $3,400.00 (Notional Value $275,734,178)	769	(5,894,385)
Total Equity Options		(11,202,345)

Total Listed Options Written
(Premiums received $8,028,640)		(11,202,345)

OTC OPTIONS WRITTEN†† - (0.1)%
Call Options on:
Foreign Exchange Options
Morgan Stanley Capital Services LLC Foreign Exchange EUR/JPY Expiring October 2022 with strike price of EUR 139.46 (Notional Value $2,645,055)	EUR 2,700,000	(1,188)
J.P. Morgan Securities plc Foreign Exchange GBP/USD Expiring October 2022 with strike price of GBP 1.18 (Notional Value $2,679,120)	GBP 2,400,000	(2,750)
UBS AG Foreign Exchange CAD/JPY Expiring October 2022 with strike price of CAD 109.18 (Notional Value $18,558,277)	CAD 25,500,000	(3,529)

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Contracts/ Notional Value	Value
J.P. Morgan Securities plc Foreign Exchange USD/JPY Expiring October 2022 with strike price of $146.42	USD 2,800,000	$(3,999)
Deutsche Bank AG Foreign Exchange GBP/CAD Expiring October 2022 with strike price of GBP 1.55 (Notional Value $2,679,120)	GBP 2,400,000	(4,697)
Deutsche Bank AG Foreign Exchange EUR/CHF Expiring October 2022 with strike price of EUR 0.98 (Notional Value $18,858,262)	EUR 19,250,000	(4,721)
J.P. Morgan Securities plc Foreign Exchange GBP/USD Expiring October 2022 with strike price of GBP 1.17 (Notional Value $3,014,010)	GBP 2,700,000	(7,398)
Bank of America, N.A. Foreign Exchange USD/JPY Expiring October 2022 with strike price of $138.65	USD 2,750,000	(14,690)
J.P. Morgan Securities plc Foreign Exchange EUR/GBP Expiring October 2022 with strike price of EUR 0.90 (Notional Value $2,694,037)	EUR 2,750,000	(14,712)
BNP Paribas Foreign Exchange USD/CAD Expiring October 2022 with strike price of $1.33	USD 3,000,000	(27,942)
J.P. Morgan Securities plc Foreign Exchange GBP/USD Expiring October 2022 with strike price of GBP 1.15 (Notional Value $18,977,100)	GBP 17,000,000	(35,411)
J.P. Morgan Securities plc Foreign Exchange EUR/JPY Expiring October 2022 with strike price of EUR 143.15 (Notional Value $18,613,350)	EUR 19,000,000	(136,709)
Citibank, N.A. Foreign Exchange EUR/JPY Expiring October 2022 with strike price of EUR 139.94 (Notional Value $8,033,130)	EUR 8,200,000	(178,444)
Deutsche Bank AG Foreign Exchange USD/JPY Expiring October 2022 with strike price of $143.90	USD 20,300,000	(179,751)
Goldman Sachs International Foreign Exchange AUD/NZD Expiring November 2022 with strike price of AUD 1.14 (Notional Value $19,288,500)	AUD 30,000,000	(185,857)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Contracts/ Notional Value	Value
J.P. Morgan Securities plc Foreign Exchange EUR/CHF Expiring October 2022 with strike price of EUR 0.96 (Notional Value $18,907,245)	EUR 19,300,000	$(214,329)
BNP Paribas Foreign Exchange EUR/GBP Expiring October 2022 with strike price of EUR 0.88 (Notional Value $19,495,035)	EUR 19,900,000	(259,497)
Bank of America, N.A. Foreign Exchange USD/CAD Expiring November 2022 with strike price of $1.37	USD 19,650,000	(261,659)
Deutsche Bank AG Foreign Exchange USD/JPY Expiring October 2022 with strike price of $143.20	USD 22,300,000	(338,517)
UBS AG Foreign Exchange GBP/CAD Expiring October 2022 with strike price of GBP 1.48 (Notional Value $9,823,440)	GBP 8,800,000	(379,895)
Total Foreign Exchange Options		(2,255,695)

Commodity Options
J.P. Morgan Securities LLC Gold Futures Contracts Expiring October 2022 with strike price of $1,800.00 (Notional Value $1,003,200)	6	(1,620)
J.P. Morgan Securities LLC Gold Futures Contracts Expiring October 2022 with strike price of $1,795.00 (Notional Value $1,003,200)	6	(1,740)
J.P. Morgan Securities LLC Gold Futures Contracts Expiring October 2022 with strike price of $1,790.00 (Notional Value $1,003,200)	6	(1,920)
J.P. Morgan Securities LLC Gold Futures Contracts Expiring October 2022 with strike price of $1,735.00 (Notional Value $7,858,400)	47	(45,590)
J.P. Morgan Securities LLC Gold Futures Contracts Expiring October 2022 with strike price of $1,730.00 (Notional Value $7,858,400)	47	(50,290)

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Contracts/ Notional Value	Value
J.P. Morgan Securities LLC Gold Futures Contracts Expiring October 2022 with strike price of $1,725.00 (Notional Value $7,858,400)	47	$(55,930)
Total Commodity Options		(157,090)
Put Options on:
Foreign Exchange Options
Deutsche Bank AG Foreign Exchange GBP/CAD Expiring October 2022 with strike price of GBP 1.49 (Notional Value $2,679,120)	GBP 2,400,000	(586)
J.P. Morgan Securities plc Foreign Exchange USD/JPY Expiring October 2022 with strike price of $138.75	USD 2,800,000	(692)
BNP Paribas Foreign Exchange USD/CAD Expiring October 2022 with strike price of $1.38	USD 3,000,000	(4,094)
Bank of America, N.A. Foreign Exchange USD/JPY Expiring October 2022 with strike price of $146.48	USD 2,750,000	(5,912)
Morgan Stanley Capital Services LLC Foreign Exchange EUR/JPY Expiring October 2022 with strike price of EUR 147.37 (Notional Value $2,645,055)	EUR 2,700,000	(10,801)
J.P. Morgan Securities plc Foreign Exchange EUR/GBP Expiring October 2022 with strike price of EUR 0.87 (Notional Value $2,694,038)	EUR 2,750,000	(21,346)
J.P. Morgan Securities plc Foreign Exchange GBP/USD Expiring October 2022 with strike price of GBP 1.12 (Notional Value $2,679,120)	GBP 2,400,000	(43,208)
J.P. Morgan Securities plc Foreign Exchange GBP/USD Expiring October 2022 with strike price of GBP 1.11 (Notional Value $3,014,010)	GBP 2,700,000	(45,648)
UBS AG Foreign Exchange GBP/CAD Expiring October 2022 with strike price of GBP 1.48 (Notional Value $9,823,440)	GBP 8,800,000	(48,024)
Deutsche Bank AG Foreign Exchange USD/JPY Expiring October 2022 with strike price of $143.90	USD 20,300,000	(74,134)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Contracts/ Notional Value	Value
Citibank, N.A. Foreign Exchange EUR/JPY Expiring October 2022 with strike price of EUR 139.94 (Notional Value $8,033,130)	EUR 8,200,000	$(77,428)
Deutsche Bank AG Foreign Exchange USD/JPY Expiring October 2022 with strike price of $143.20	USD 22,300,000	(128,964)
J.P. Morgan Securities plc Foreign Exchange EUR/CHF Expiring October 2022 with strike price of EUR 0.96 (Notional Value $18,907,245)	EUR 19,300,000	(137,295)
Goldman Sachs International Foreign Exchange AUD/NZD Expiring November 2022 with strike price of AUD 1.14 (Notional Value $19,288,500)	AUD 30,000,000	(175,398)
BNP Paribas Foreign Exchange EUR/GBP Expiring October 2022 with strike price of EUR 0.88 (Notional Value $19,495,035)	EUR 19,900,000	(223,880)
Bank of America, N.A. Foreign Exchange USD/CAD Expiring November 2022 with strike price of $1.37	USD 19,650,000	(250,773)
J.P. Morgan Securities plc Foreign Exchange EUR/JPY Expiring October 2022 with strike price of EUR 143.15 (Notional Value $18,613,350)	EUR 19,000,000	(321,057)
Deutsche Bank AG Foreign Exchange EUR/CHF Expiring October 2022 with strike price of EUR 0.98 (Notional Value $18,858,262)	EUR 19,250,000	(343,541)
UBS AG Foreign Exchange GBP/USD Expiring October 2022 with strike price of GBP 1.15 (Notional Value $18,977,100)	GBP 17,000,000	(664,873)
UBS AG Foreign Exchange CAD/JPY Expiring October 2022 with strike price of CAD 109.18 (Notional Value $18,558,277)	CAD 25,500,000	(690,047)
Total Foreign Exchange Options		(3,267,701)

Commodity Options

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Contracts/ Notional Value	Value
J.P. Morgan Securities LLC Gold Futures Contracts Expiring October 2022 with strike price of $1,660.00 (Notional Value $1,003,200)	6	$(15,240)
J.P. Morgan Securities LLC Gold Futures Contracts Expiring October 2022 with strike price of $1,665.00 (Notional Value $1,003,200)	6	(16,560)
J.P. Morgan Securities LLC Gold Futures Contracts Expiring October 2022 with strike price of $1,670.00 (Notional Value $1,003,200)	6	(17,940)
J.P. Morgan Securities LLC Gold Futures Contracts Expiring October 2022 with strike price of $1,725.00 (Notional Value $7,691,200)	46	(298,080)
J.P. Morgan Securities LLC Gold Futures Contracts Expiring October 2022 with strike price of $1,730.00 (Notional Value $7,858,400)	47	(322,420)
J.P. Morgan Securities LLC Gold Futures Contracts Expiring October 2022 with strike price of $1,735.00 (Notional Value $7,858,400)	47	(341,220)
Total Commodity Options		(1,011,460)

Total OTC Options Written
(Premiums received $7,002,035)		(6,691,946)

OTC INTEREST RATE SWAPTIONS WRITTEN††,18 - 0.0%
Call Swaptions on:
Interest Rate Swaptions
J.P. Morgan Securities plc 5-Year Interest Rate Swap Expiring April 2025 with exercise rate of 2.70%	USD 22,032,000	(505,628)
Total Interest Rate Swaptions		(505,628)

Put Swaptions on:
Interest Rate Swaptions
J.P. Morgan Securities plc 5-Year Interest Rate Swap Expiring April 2025 with exercise rate of 2.70%	USD 22,032,000	(1,207,088)
Total Interest Rate Swaptions		(1,207,088)

Total OTC Interest Rate Swaptions Written
(Premiums received $1,546,646)		(1,712,716)
Other Assets & Liabilities, net - (17.7)%		(1,087,394,299)
Total Net Assets - 100.0%		$6,156,112,489

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
Silver Futures Contracts	571	Dec 2022	$54,273,550	$(33,713)
Gold 100 oz. Futures Contracts	389	Dec 2022	64,955,220	(2,997,232)
			$119,228,770	$(3,030,945)
Commodity Futures Contracts Sold Short†
Gold 100 oz. Futures Contracts	84	Dec 2022	$14,026,320	$429,981

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date
J.P. Morgan Securities LLC	ICE	CDX.NA.IG.33.V1	1.00%	Quarterly	12/20/24

Notional Amount	Value	Upfront Premiums Paid	Unrealized Depreciation**
$70,000,000	$176,466	$1,100,724	$(924,258)

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date
JPM	CME	Receive	3-Month USD LIBOR	1.65%	Quarterly	03/17/31
JPM	CME	Receive	U.S. Secured Overnight Financing Rate	1.78%	Annually	03/11/32
JPM	LCH	Receive	6-Month Warsaw Interbank Offering Rate	4.98%	Semi-Annually	08/01/26
JPM	LCH	Receive	6-Month Budapest Interbank Offering Rate	9.08%	Semi-Annually	07/26/25
JPM	LCH	Pay	U.S. Secured Overnight Financing Rate	2.69%	Annually	04/21/32
JPM	LCH	Pay	Sterling Overnight Interbank Average Rate	1.58%	Annually	04/12/47
JPM	LCH	Receive	U.S. Secured Overnight Financing Rate	2.38%	Annually	04/16/49
JPM	LCH	Receive	3-Month Prague Interbank Offering Rate	6.11%	Quarterly	07/27/24
JPM	LCH	Receive	U.S. Secured Overnight Financing Rate	2.39%	Annually	04/12/37

Notional Amount~		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation**
	180,000,000	$29,085,480	$1,429	$29,084,051
	23,700,000	3,396,620	415	3,396,205
PLN	100,000,000	476,301	84	476,217
HUF	18,000,000,000	411,828	13,527	398,301
	4,024,000	83,008	(126,892)	209,900
GBP	3,094,000	(663,203)	(767,838)	104,635
	2,476,000	136,430	52,097	84,333
CZK	920,000,000	35,463	(14,117)	49,580
	3,046,000	89,088	86,098	2,990
		$33,051,015	$(755,197)	$33,806,212

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

Centrally Cleared Interest Rate Swap Agreements†† (continued)
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date
JPM	LCH	Pay	3-Month Canadian Bankers Acceptances Rate	3.40%	Semi-Annually	07/27/29
JPM	LCH	Pay	Overnight Tokyo Average Rate	0.51%	Annually	07/29/32
JPM	LCH	Receive	U.S. Secured Overnight Financing Rate	2.70%	Annually	04/22/30
JPM	LCH	Pay	U.S. Secured Overnight Financing Rate	2.67%	Annually	04/19/27
JPM	LCH	Pay	6-Month EURIBOR	1.60%	Semi-Annually	04/12/32
JPM	LCH	Pay	1D Euro Short Term Rate	0.92%	Annually	04/12/27
JPM	LCH	Pay	Sterling Overnight Interbank Average Rate	0.85%	Annually	12/03/26
JPM	LCH	Pay	U.S. Secured Overnight Financing Rate	1.08%	Annually	12/06/28
JPM	LCH	Pay	U.S. Secured Overnight Financing Rate	1.23%	Annually	12/03/31
JPM	CME	Pay	U.S. Secured Overnight Financing Rate	2.78%	Annually	07/18/27

Notional Amount~		Value	Upfront Premiums Paid (Received)	Unrealized Depreciation**
CAD	28,300,000	$7	$115	$(108)
JPY	995,000,000	(2,157)	(1,427)	(730)
	4,094,000	(98,295)	67,076	(165,371)
	7,583,000	(294,766)	256	(295,022)
EUR	23,925,000	(1,516,179)	(1,180,634)	(335,545)
EUR	6,017,000	(426,723)	1,041	(427,764)
GBP	4,491,000	(803,775)	(50,122)	(753,653)
	6,071,000	(892,169)	(104,342)	(787,827)
	6,975,000	(1,207,471)	(178,980)	(1,028,491)
	664,200,000	(30,064,362)	3,101	(30,067,463)
		$(35,305,890)	$(1,443,916)	$(33,861,974)
Total interest rate swap agreements		$(2,254,875)	$(2,199,113)	$(55,762)

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

Forward Foreign Currency Exchange Contracts††

Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	EUR	Sell	280,777,000	281,195,358 USD	10/17/22	$5,748,687
Morgan Stanley Capital Services LLC	GBP	Sell	80,400,000	92,672,417 USD	10/17/22	2,857,858
Morgan Stanley Capital Services LLC	CAD	Sell	55,647,000	42,334,334 USD	10/17/22	2,033,880
UBS AG	GBP	Buy	11,480,000	12,388,640 USD	10/05/22	431,764
Deutsche Bank AG	ILS	Sell	34,485,750	10,089,453 USD	11/30/22	353,911
JPMorgan Chase Bank, N.A.	NZD	Sell	13,280,000	7,782,944 USD	10/11/22	352,966
JPMorgan Chase Bank, N.A.	EUR	Buy	8,830,000	90,957,983 NOK	10/11/22	303,484
JPMorgan Chase Bank, N.A.	JPY	Sell	2,000,000,000	14,075,054 USD	10/03/22	256,028
Deutsche Bank AG	GBP	Buy	20,510,000	22,657,297 USD	10/05/22	247,451
UBS AG	AUD	Sell	14,814,113	9,694,933 USD	10/11/22	217,910
Bank of America, N.A.	USD	Buy	10,300,000	13,925,318 CAD	10/12/22	214,938
Bank of America, N.A.	CAD	Sell	8,878,583	6,642,528 USD	10/12/22	212,438
JPMorgan Chase Bank, N.A.	CAD	Sell	12,000,000	8,899,027 USD	10/19/22	208,476
JPMorgan Chase Bank, N.A.	EUR	Sell	55,668,002	54,776,201 USD	10/06/22	207,965
Barclays Bank plc	ILS	Sell	5,382,450	1,706,566 USD	11/30/22	187,067
UBS AG	EUR	Buy	25,030,000	24,388,154 USD	10/06/22	147,358
JPMorgan Chase Bank, N.A.	EUR	Sell	44,060,000	480,866,817 SEK	10/06/22	147,089
Morgan Stanley Capital Services LLC	GBP	Sell	12,701,792	14,321,691 USD	10/05/22	136,837
UBS AG	ILS	Sell	3,026,363	958,280 USD	11/30/22	103,919
UBS AG	EUR	Buy	12,280,000	11,772,204 CHF	10/06/22	102,273
JPMorgan Chase Bank, N.A.	GBP	Buy	3,380,000	3,676,152 USD	10/05/22	98,497
JPMorgan Chase Bank, N.A.	AUD	Sell	11,890,000	7,701,101 USD	10/11/22	94,718
Citibank, N.A.	NZD	Sell	1,791,400	1,090,855 USD	10/11/22	88,591
JPMorgan Chase Bank, N.A.	USD	Buy	22,820,000	3,287,408,294 JPY	10/13/22	85,934
JPMorgan Chase Bank, N.A.	USD	Buy	3,740,000	5,050,963 CAD	10/12/22	81,967
JPMorgan Chase Bank, N.A.	EUR	Buy	10,190,000	9,772,186 CHF	10/06/22	81,258
Bank of America, N.A.	USD	Buy	14,090,000	2,009,537,092 JPY	12/19/22	81,242
JPMorgan Chase Bank, N.A.	CAD	Sell	2,245,000	1,707,124 USD	10/07/22	81,220
Deutsche Bank AG	NOK	Sell	25,186,562	2,391,561 USD	10/11/22	77,987
JPMorgan Chase Bank, N.A.	JPY	Sell	862,938,546	6,041,158 USD	10/13/22	73,508
JPMorgan Chase Bank, N.A.	USD	Buy	8,210,000	1,167,968,900 JPY	12/19/22	67,929
Deutsche Bank AG	NZD	Sell	3,270,000	1,890,981 USD	10/11/22	61,461
JPMorgan Chase Bank, N.A.	GBP	Buy	1,195,000	1,275,349 USD	10/17/22	59,581
Goldman Sachs International	GBP	Buy	3,000,000	3,291,927 USD	10/05/22	58,353
Deutsche Bank AG	USD	Buy	2,950,000	3,994,064 CAD	10/12/22	57,399
Barclays Bank plc	EUR	Buy	3,160,000	3,047,335 USD	10/17/22	52,675
Bank of America, N.A.	EUR	Buy	5,120,000	4,972,063 USD	10/06/22	46,787
JPMorgan Chase Bank, N.A.	CAD	Sell	10,000,000	7,280,749 USD	10/05/22	38,379
Bank of America, N.A.	USD	Buy	10,560,000	1,521,773,900 JPY	10/13/22	36,175
UBS AG	GBP	Buy	800,000	1,186,880 CAD	10/27/22	34,365

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

Forward Foreign Currency Exchange Contracts†† (continued)

Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
UBS AG	CAD	Sell	1,500,000	1,111,764 USD	10/06/22	$25,411
UBS AG	HUF	Sell	218,000,000	523,351 USD	11/02/22	22,301
JPMorgan Chase Bank, N.A.	CAD	Sell	1,325,000	981,599 USD	10/04/22	21,982
Bank of America, N.A.	NZD	Sell	4,050,000	2,287,828 USD	10/11/22	21,909
Bank of America, N.A.	GBP	Buy	2,390,000	2,647,795 USD	10/05/22	21,261
Goldman Sachs International	NZD	Sell	1,130,000	650,735 USD	10/11/22	18,516
Morgan Stanley Capital Services LLC	EUR	Buy	1,820,000	1,766,655 USD	10/06/22	17,389
Deutsche Bank AG	SEK	Sell	42,302,000	3,829,408 USD	10/06/22	17,070
JPMorgan Chase Bank, N.A.	CAD	Sell	975,000	722,458 USD	10/12/22	16,339
Morgan Stanley Capital Services LLC	NZD	Sell	410,000	244,992 USD	10/11/22	15,602
JPMorgan Chase Bank, N.A.	JPY	Sell	1,000,000,000	6,932,683 USD	10/20/22	12,529
JPMorgan Chase Bank, N.A.	CAD	Sell	400,000	301,283 USD	10/13/22	11,594
UBS AG	EUR	Buy	300,000	443,910 AUD	10/11/22	10,196
JPMorgan Chase Bank, N.A.	JPY	Sell	1,000,000,000	6,927,870 USD	10/17/22	9,712
Barclays Bank plc	NZD	Sell	560,000	321,902 USD	10/11/22	8,590
JPMorgan Chase Bank, N.A.	EUR	Buy	800,000	775,933 USD	10/06/22	8,263
JPMorgan Chase Bank, N.A.	EUR	Buy	1,280,000	1,229,184 CHF	10/20/22	8,177
Barclays Bank plc	USD	Buy	1,850,000	266,374,655 JPY	10/13/22	7,887
JPMorgan Chase Bank, N.A.	CAD	Sell	780,000	572,665 USD	10/28/22	7,792
Citibank, N.A.	EUR	Buy	600,000	84,006,000 JPY	10/27/22	7,305
Goldman Sachs International	AUD	Sell	620,000	402,593 USD	10/11/22	5,961
Barclays Bank plc	AUD	Sell	400,000	261,268 USD	10/11/22	5,377
JPMorgan Chase Bank, N.A.	CAD	Sell	500,000	367,097 USD	10/27/22	4,998
Barclays Bank plc	CAD	Sell	500,000	367,099 USD	10/21/22	4,994
Barclays Bank plc	CAD	Sell	450,000	330,389 USD	10/19/22	4,494
Citibank, N.A.	CAD	Sell	305,000	224,957 USD	10/04/22	4,064
Bank of America, N.A.	EUR	Buy	4,550,000	4,461,492 USD	10/17/22	2,130
Goldman Sachs International	USD	Buy	3,775,000	545,726,080 JPY	10/13/22	1,032
JPMorgan Chase Bank, N.A.	EUR	Buy	320,000	3,474,688 SEK	10/24/22	672
JPMorgan Chase Bank, N.A.	EUR	Buy	40,000	39,154 USD	12/30/22	339
Goldman Sachs International	EUR	Sell	2,090,000	2,048,737 USD	10/06/22	27
Goldman Sachs International	NZD	Sell	2,640,000	1,490,612 USD	10/11/22	—
Goldman Sachs International	USD	Buy	6,110,000	8,439,028 CAD	10/12/22	(1,754)
Deutsche Bank AG	NZD	Buy	570,000	321,251 USD	10/11/22	(2,344)
Morgan Stanley Capital Services LLC	EUR	Sell	120,000	115,202 USD	10/06/22	(2,427)
Citibank, N.A.	EUR	Sell	560,000	546,099 USD	10/06/22	(2,838)
Deutsche Bank AG	USD	Sell	1,960,000	2,700,809 CAD	10/12/22	(4,007)
Deutsche Bank AG	AUD	Buy	2,380,000	1,527,779 USD	10/11/22	(5,223)
JPMorgan Chase Bank, N.A.	USD	Sell	4,220,000	609,329,598 JPY	10/13/22	(6,182)
Bank of America, N.A.	AUD	Buy	1,950,000	1,254,197 USD	10/11/22	(6,725)

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

Forward Foreign Currency Exchange Contracts†† (concluded)

Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Citibank, N.A.	NZD	Buy	420,000	241,847 USD	10/11/22	$(6,863)
Citibank, N.A.	AUD	Buy	660,000	430,633 USD	10/11/22	(8,411)
Bank of America, N.A.	EUR	Sell	3,610,000	3,478,376 CHF	10/06/22	(12,166)
JPMorgan Chase Bank, N.A.	USD	Sell	1,110,000	1,512,782 CAD	10/12/22	(14,405)
Bank of America, N.A.	USD	Sell	2,700,000	3,698,082 CAD	11/03/22	(21,899)
Deutsche Bank AG	EUR	Buy	1,500,000	1,472,880 CHF	10/06/22	(22,898)
Goldman Sachs International	AUD	Buy	6,990,000	4,496,775 USD	10/11/22	(25,067)
UBS AG	NZD	Buy	880,000	520,705 USD	10/11/22	(28,356)
Deutsche Bank AG	CHF	Buy	2,900,816	2,970,025 USD	10/06/22	(29,063)
Bank of America, N.A.	NZD	Buy	2,960,000	1,686,087 USD	10/11/22	(30,007)
UBS AG	CAD	Buy	1,300,000	142,038,000 JPY	10/12/22	(40,677)
Citibank, N.A.	GBP	Sell	2,960,000	3,261,621 USD	10/05/22	(43,988)
JPMorgan Chase Bank, N.A.	EUR	Sell	4,318,000	4,216,289 USD	12/30/22	(46,976)
Goldman Sachs International	NZD	Buy	1,790,000	1,052,620 USD	10/11/22	(51,138)
UBS AG	GBP	Buy	1,500,000	1,731,450 USD	10/11/22	(56,058)
Barclays Bank plc	NZD	Buy	1,470,000	882,351 USD	10/11/22	(59,906)
Morgan Stanley Capital Services LLC	CHF	Buy	8,835,875	9,018,789 USD	10/06/22	(60,629)
JPMorgan Chase Bank, N.A.	EUR	Buy	71,180,000	775,102,177 SEK	10/06/22	(79,928)
Morgan Stanley Capital Services LLC	NZD	Buy	2,360,000	1,407,580 USD	10/11/22	(87,194)
UBS AG	EUR	Sell	18,640,000	18,161,872 USD	10/06/22	(109,879)
JPMorgan Chase Bank, N.A.	USD	Sell	8,978,000	1,270,941,634 JPY	12/19/22	(118,092)
Deutsche Bank AG	EUR	Sell	22,490,000	21,925,021 USD	10/06/22	(120,671)
UBS AG	GBP	Sell	3,290,000	3,513,657 USD	10/05/22	(160,483)
JPMorgan Chase Bank, N.A.	AUD	Buy	26,230,000	16,975,127 USD	10/11/22	(195,022)
JPMorgan Chase Bank, N.A.	SEK	Buy	267,979,369	24,357,123 USD	10/06/22	(206,303)
Bank of America, N.A.	USD	Sell	20,232,000	2,863,660,594 JPY	12/19/22	(269,029)
UBS AG	EUR	Sell	19,460,000	18,492,249 CHF	10/06/22	(327,378)
Deutsche Bank AG	GBP	Sell	9,830,000	10,578,524 USD	10/05/22	(399,227)
JPMorgan Chase Bank, N.A.	GBP	Sell	22,230,000	24,273,857 USD	10/05/22	(551,719)
UBS AG	NOK	Buy	129,162,290	12,426,596 USD	10/11/22	(562,075)
JPMorgan Chase Bank, N.A.	JPY	Buy	5,010,462,651	35,377,461 USD	10/13/22	(727,617)
JPMorgan Chase Bank, N.A.	EUR	Sell	40,080,000	417,307,261 NOK	10/11/22	(969,458)
JPMorgan Chase Bank, N.A.	NZD	Buy	31,520,000	18,642,143 USD	10/11/22	(1,007,134)
						$9,673,022

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

OTC Interest Rate Swaptions Purchased

Counterparty/ Description	Floating Rate Type	Floating Rate Index	Payment Frequency	Fixed Rate	Expiration Date	Exercise Rate	Swaption Notional Amount	Swaption Value
Call
Deutsche Bank AG 5-Year Interest Rate Swap	Pay	SOFR	Annual	2.69%	04/19/27	2.69%	$92,814,000	$2,883,983
Deutsche Bank AG 5-Year Interest Rate Swap	Pay	SOFR	Annual	2.39%	04/08/32	2.39%	72,235,000	2,184,543
Citibank, N.A. 20-Year Interest Rate Swap	Pay	SOFR	Annual	2.38%	04/12/29	2.38%	24,141,000	2,077,464
Citibank, N.A. 5-Year Interest Rate Swap	Pay	6 Month EURIBOR	Semi-annual	1.60%	04/08/27	1.60%	75,085,274	1,487,732
Barclays Bank plc 20-Year Interest Rate Swap	Pay	SONIA	Annual	1.58%	04/12/27	1.58%	20,930,625	1,337,648
								$9,971,370
Put
Citibank, N.A. 5-Year Interest Rate Swap	Receive	6 Month EURIBOR	Semi-annual	1.60%	04/08/27	1.60%	75,085,274	6,864,869
Barclays Bank plc 20-Year Interest Rate Swap	Receive	SONIA	Annual	1.58%	04/12/27	1.58%	20,930,625	6,583,089
Deutsche Bank AG 5-Year Interest Rate Swap	Receive	SOFR	Annual	2.69%	04/19/27	2.69%	92,814,000	5,369,141
Deutsche Bank AG 5-Year Interest Rate Swap	Receive	SOFR	Annual	2.39%	04/08/32	2.39%	72,235,000	5,296,719
Citibank, N.A. 20-Year Interest Rate Swap	Receive	SOFR	Annual	2.38%	04/12/29	2.38%	24,141,000	3,929,248
								$28,043,066

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

OTC Interest Rate Swaptions Written

Counterparty/ Description	Floating Rate Type	Floating Rate Index	Payment Frequency	Fixed Rate	Expiration Date	Exercise Rate	Swaption Notional Amount	Swaption Value
Call
J.P. Morgan Securities plc 5-Year Interest Rate Swap	Receive	SOFR	Annual	2.70%	04/17/25	2.70%	$22,032,000	$(505,628)
Put
J.P. Morgan Securities plc 5-Year Interest Rate Swap	Pay	SOFR	Annual	2.70%	04/17/25	2.70%	22,032,000	(1,207,088)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at September 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Special Purpose Acquisition Company (SPAC).
[2]	All or a portion of this security is pledged as listed options collateral at September 30, 2022.
[3]	Affiliated issuer.
[4]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At September 30, 2022, the total market value of segregated or earmarked securities was $725,529,402 — See Note 6.

[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $2,631,428,890 (cost $3,089,023,944), or 42.7% of total net assets.

[6]	Rate indicated is the 7-day yield as of September 30, 2022.
[7]	Perpetual maturity.
[8]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[9]	Security is in default of interest and/or principal obligations.
[10]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $40,388,591 (cost $48,365,418), or 0.7% of total net assets — See Note 10.

[11]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2022. See table below for additional step information for each security.

[12]	Payment-in-kind security.
[13]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[14]	Security is an interest-only strip.
[15]	Zero coupon rate security.
[16]	Security is a principal-only strip.
[17]	Rate indicated is the effective yield at the time of purchase.
[18]	Swaptions - See additional disclosure in the swaptions table above for more information on swaptions.
[19]	Security is unsettled at period end and does not have a stated effective rate.
AUD — Australian Dollar
CAD — Canadian Dollar
CDX.NA.IG.33.V1 — Credit Default Swap North American Investment Grade Series 33 Index Version 1
CHF — Swiss Franc
CME — Chicago Mercantile Exchange
CMT — Constant Maturity Treasury
CZK — Czech Koruna
EUR — Euro

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

EURIBOR — European Interbank Offered Rate
GBP — British Pound
HUF — Hungarian Forint
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPM — J.P. Morgan Securities LLC
JPY — Japanese Yen
LCH — London Clearing House
LIBOR — London Interbank Offered Rate
NOK — Norwegian Krone
plc — Public Limited Company
PLN — Poland Zloty
PPV — Public-Private Venture
REMIC — Real Estate Mortgage Investment Conduit
SARL — Société à Responsabilité Limitée
SEK — Swedish Krona
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$117,868,023	$15,613,300	$801,687		$134,283,010
Preferred Stocks	—	421,585,106	—	*	421,585,106
Warrants	415,340	—	76		415,416
Rights	3,683	—	—		3,683
Exchange-Traded Funds	34,505,831	—	—		34,505,831
Mutual Funds	173,558,669	—	—		173,558,669
Closed-End Funds	58,606,896	—	—		58,606,896
Money Market Funds	41,520,713	—	—		41,520,713
Corporate Bonds	—	2,012,142,353	127,361,189		2,139,503,542
Senior Floating Rate Interests	—	1,270,886,394	468,693,415		1,739,579,809
Asset-Backed Securities	—	1,023,977,652	207,143,109		1,231,120,761
Collateralized Mortgage Obligations	—	928,359,491	46,238,951		974,598,442
U.S. Government Securities	—	128,125,785	—		128,125,785
Foreign Government Debt	—	61,933,375	—		61,933,375
U.S. Treasury Bills	—	15,253,868	—		15,253,868
Convertible Bonds	—	13,920,445	—		13,920,445
Senior Fixed Rate Interests	—	613,521	2,750,527		3,364,048
Federal Agency Discount Notes	—	699,944	—		699,944
Options Purchased	49,248,055	3,271,961	—		52,520,016
Interest Rate Swaptions Purchased	—	38,014,436	—		38,014,436
Commodity Futures Contracts**	429,981	—	—		429,981
Interest Rate Swap Agreements**	—	33,806,212	—		33,806,212
Forward Foreign Currency Exchange Contracts**	—	16,154,238	—		16,154,238
Total Assets	$476,157,191	$5,984,358,081	$852,988,954		$7,313,504,226

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Options Written	$11,202,345	$6,691,946	$—	$17,894,291
Interest Rate Swaptions Written	—	1,712,716	—	1,712,716
Commodity Futures Contracts**	3,030,945	—	—	3,030,945
Credit Default Swap Agreements**	—	924,258	—	924,258
Interest Rate Swap Agreements**	—	33,861,974	—	33,861,974
Forward Foreign Currency Exchange Contracts**	—	6,481,216	—	6,481,216
Unfunded Loan Commitments (Note 9)	—	—	2,356,646	2,356,646
Total Liabilities	$14,233,290	$49,672,110	$2,356,646	$66,262,046

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $672,053,602 are categorized as Level 2 within the disclosure hierarchy — See Note 6.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2022	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$96,909,685	Yield Analysis	Yield	6.4%-8.7%	7.6%
Asset-Backed Securities	89,477,056	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	20,752,945	Third Party Pricing	Broker Quote	—	—
Asset-Backed Securities	3,423	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	32,195,688	Model Price	Market Comparable Yields	6.9%	—
Collateralized Mortgage Obligations	14,043,263	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Common Stocks	800,820	Enterprise Value	Valuation Multiple	2.6x-16.0x	7.7x
Common Stocks	867	Model Price	Liquidation Value	—	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

Category	Ending Balance at September 30, 2022	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Corporate Bonds	$90,715,526	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Corporate Bonds	22,220,000	Yield Analysis	Yield	5.9%	—
Corporate Bonds	10,595,135	Option adjusted spread off Third Party Pricing	Trade Price	—	—
Corporate Bonds	2,205,653	Third Party Pricing	Vendor Price	—	—
Corporate Bonds	1,624,875	Model Price	Purchase Price	—	—
Senior Fixed Rate Interests	2,750,527	Yield Analysis	Yield	8.0%	—
Senior Floating Rate Interests	285,788,068	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	127,383,507	Yield Analysis	Yield	7.5%-12.2%	9.8%
Senior Floating Rate Interests	19,608,365	Model Price	Market Comparable Yields	10.4%-11.7%	10.7%
Senior Floating Rate Interests	18,559,871	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	14,553,000	Third Party Pricing	Trade Price	—	—
Senior Floating Rate Interests	9,137,821	Third Party Pricing	Vendor Price	—	—
Warrants	76	Model Price	Liquidation Value	—	—
Total Assets	$859,326,171

Liabilities:
Unfunded Loan Commitments	$2,356,646	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, market comparable yields, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2022, the Fund had securities with a total value of $208,100,542 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $46,026,288 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2022:

	Assets
	Asset- Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Warrants
Beginning Balance	$134,755,864	$33,621,388	$132,694,814	$202,766,682	$—
Purchases/(Receipts)	62,475,307	—	78,264,090	206,748,573	—
(Sales, maturities and paydowns)/Fundings	(12,349,162)	(22,382,728)	(42,863,877)	(32,418,795)	—
Amortization of premiums/discounts	240,799	(22,214)	1,730,058	1,597,118	—
Total realized gains (losses) included in earnings	(1,435,657)	(10,469)	(57,499)	32,479	—
Total change in unrealized appreciation (depreciation) included in earnings	(12,421,433)	(2,361,987)	(15,115,281)	(19,797,148)	—
Transfers into Level 3	35,877,391	37,394,961	—	134,827,428	76
Transfers out of Level 3	—	—	(27,291,116)	(18,725,705)	—
Ending Balance	$207,143,109	$46,238,951	$127,361,189	$475,030,632	$76
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2022	$(14,112,940)	$(2,372,506)	$(9,589,873)	$(17,016,035)	$—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
MACRO OPPORTUNITIES FUND

	Assets			Liabilities
	Common Stocks	Senior Fixed Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$1,167,187	$3,044,928	$508,050,863	$(3,698,361)
Purchases/(Receipts)	(101)	—	347,487,869	(1,862,404)
(Sales, maturities and paydowns)/Fundings	(826)	(7,663)	(110,023,051)	3,251,868
Amortization of premiums/discounts	—	2,689	3,548,450	232,545
Total realized gains (losses) included in earnings	(6,599)	62	(1,477,683)	(127,631)
Total change in unrealized appreciation (depreciation) included in earnings	(349,193)	(289,489)	(50,334,531)	(152,663)
Transfers into Level 3	686	—	208,100,542	—
Transfers out of Level 3	(9,467)	—	(46,026,288)	—
Ending Balance	$801,687	$2,750,527	$859,326,171	$(2,356,646)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2022	$(249,532)	$(289,489)	$(43,630,375)	$24,152

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, except GAIA Aviation Ltd. which is scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
BRAVO Residential Funding Trust 2022-R1, 3.13% due 01/29/70	6.13%	01/30/25	—	—
Citigroup Mortgage Loan Trust 2022-A, 6.17% due 09/25/62	9.17%	09/25/25	10.17%	09/25/26
GAIA Aviation Ltd. 2019-1, 3.97% due 12/15/44	2.00%	11/15/26	—	—
NYMT Loan Trust 2022-SP1, 5.25% due 07/25/62	8.25%	07/01/25	9.25%	07/01/26
OBX Trust 2022-NQM8, 6.10% due 09/25/62	7.10%	10/01/26	—	—
Platinum for Belize Blue Investment				10/21/23 -
Company LLC, 1.60% due 10/20/40	2.10%	10/21/22	3.60% - 4.47%	10/21/25

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	September 30, 2022
MACRO OPPORTUNITIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/21	Additions	Reductions	Realized Gain (Loss)
Common Stocks
BP Holdco LLC*	$26,465	$—	$—	$—
Targus Group International Equity, Inc.*	31,107	—	—	—
Mutual Funds
Guggenheim Alpha Opportunity Fund — Institutional Class	26,522,954	212,702	—	—
Guggenheim Risk Managed Real Estate Fund — Institutional Class	71,222,266	13,574,919	—	—
Guggenheim Strategy Fund II	17,552,529	1,210,789	—	—
Guggenheim Strategy Fund III	15,636,354	2,653,059	—	—
Guggenheim Ultra Short Duration Fund — Institutional Class	46,880,462	700,367	—	—
	$177,872,137	$18,351,836	$—	$—

Security Name	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income	Capital Gain Distributions
Common Stocks
BP Holdco LLC*	$(3,702)	$22,763	37,539	$—	$—
Targus Group International Equity, Inc.*	1,018	32,125	12,773	—	—
Mutual Funds
Guggenheim Alpha Opportunity Fund — Institutional Class	(1,886,707)	24,848,949	1,010,531	212,702	—
Guggenheim Risk Managed Real Estate Fund — Institutional Class	(17,400,174)	67,397,011	2,255,589	1,464,428	3,660,423
Guggenheim Strategy Fund II	(747,433)	18,015,885	751,601	365,409	—
Guggenheim Strategy Fund III	(776,486)	17,512,927	729,098	357,091	—
Guggenheim Ultra Short Duration Fund — Institutional Class	(1,796,932)	45,783,897	4,774,129	692,697	—
	$(22,610,416)	$173,613,557		$3,092,327	$3,660,423

*	Non-income producing security.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
MACRO OPPORTUNITIES FUND

September 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $8,116,461,181)	$7,089,500,238
Investments in affiliated issuers, at value (cost $184,332,334)	173,613,557
Foreign currency, at value (cost $7,181,597)	7,184,327
Cash	16,314,399
Segregated cash with broker	7,211,350
Unamortized upfront premiums paid on credit default swap agreements	1,100,724
Unamortized upfront premiums paid on interest rate swap agreements	225,239
Unrealized appreciation on forward foreign currency exchange contracts	16,154,238
Prepaid expenses	192,906
Receivables:
Securities sold	424,338,725
Interest	57,399,497
Fund shares sold	8,216,950
Dividends	1,043,584
Variation margin on futures contracts	887,390
Swap settlement	303,021
Foreign tax reclaims	26,649
Protection fees on credit default swap agreements	21,389
Variation margin on credit default swap agreements	2,539
Total assets	7,803,736,722

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $2,938,452)	$2,356,646
Reverse repurchase agreements (Note 6)	672,053,602
Options written, at value (premiums received $16,577,321)	19,607,007
Segregated cash due to broker	41,061,894
Unamortized upfront premiums received on interest rate swap agreements	2,424,352
Unrealized depreciation on forward foreign currency exchange contracts	6,481,216
Payable for:
Securities purchased	859,336,585
Fund shares redeemed	34,195,370
Management fees	3,988,983
Distributions to shareholders	2,262,961
Transfer agent/maintenance fees	912,476
Variation margin on interest rate swap agreements	397,448
Distribution and service fees	229,277
Fund accounting/administration fees	51,980
Due to Investment Adviser	13,166
Trustees’ fees*	2,384
Miscellaneous	2,248,886
Total liabilities	1,647,624,233
Net assets	$6,156,112,489

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (concluded)
MACRO OPPORTUNITIES FUND

September 30, 2022

Net assets consist of:
Paid in capital	$7,288,591,502
Total distributable earnings (loss)	(1,132,479,013)
Net assets	$6,156,112,489

A-Class:
Net assets	$327,392,888
Capital shares outstanding	14,012,322
Net asset value per share	$23.36
Maximum offering price per share (Net asset value divided by 96.00%)	$24.33

C-Class:
Net assets	$145,468,746
Capital shares outstanding	6,230,448
Net asset value per share	$23.35

P-Class:
Net assets	$161,232,245
Capital shares outstanding	6,897,610
Net asset value per share	$23.38

Institutional Class:
Net assets	$5,397,130,878
Capital shares outstanding	230,666,503
Net asset value per share	$23.40

R6-Class:
Net assets	$124,887,732
Capital shares outstanding	5,339,214
Net asset value per share	$23.39

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

CONSOLIDATED STATEMENT OF OPERATIONS
MACRO OPPORTUNITIES FUND

Year Ended September 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers	$17,673,044
Dividends from securities of affiliated issuers	3,092,327
Interest from securities of unaffiliated issuers (net of foreign withholding tax of $24,448)	345,298,119
Total investment income	366,063,490

Expenses:
Management fees	66,611,239
Distribution and service fees:
A-Class	982,746
C-Class	1,828,019
P-Class	460,055
Transfer agent/maintenance fees:
A-Class	410,653
C-Class	179,283
P-Class	269,283
Institutional Class	5,948,054
R6-Class	7,506
Fund accounting/administration fees	4,556,515
Interest expense	2,774,332
Professional fees	608,171
Line of credit fees	469,859
Custodian fees	161,073
Trustees’ fees*	47,819
Miscellaneous	1,007,965
Recoupment of previously waived fees:
A-Class	225,244
C-Class	116,102
P-Class	93,697
R6-Class	122
Total expenses	86,757,737
Less:
Expenses reimbursed by Adviser:
A-Class	(39,991)
C-Class	(18,242)
P-Class	(82,405)
Institutional Class	(6,364,004)
R6-Class	(18,144)
Expenses waived by Adviser	(2,698,849)
Earnings credits applied	(21,367)
Total waived/reimbursed expenses	(9,243,002)
Net expenses	77,514,735
Net investment income	288,548,755

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF OPERATIONS (concluded)
MACRO OPPORTUNITIES FUND

Year Ended September 30, 2022

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(46,636,319)
Distributions received from affiliated investment companies	3,660,423
Investments sold short	245,563
Swap agreements	(4,777,275)
Futures contracts	(32,318,900)
Options purchased	8,074,027
Options written	35,015,405
Forward foreign currency exchange contracts	82,184,788
Foreign currency transactions	(17,053,602)
Net realized gain	28,394,110
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,135,880,788)
Investments in affiliated issuers	(22,610,416)
Investments sold short	(258,791)
Swap agreements	1,482,273
Futures contracts	6,617,671
Options purchased	13,830,043
Options written	(4,543,650)
Forward foreign currency exchange contracts	(4,423,740)
Foreign currency translations	1,040,996
Net change in unrealized appreciation (depreciation)	(1,144,746,402)
Net realized and unrealized loss	(1,116,352,292)
Net decrease in net assets resulting from operations	$(827,803,537)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MACRO OPPORTUNITIES FUND

	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$288,548,755	$239,774,083
Net realized gain on investments	28,394,110	137,673,804
Net change in unrealized appreciation (depreciation) on investments	(1,144,746,402)	43,672,282
Net increase (decrease) in net assets resulting from operations	(827,803,537)	421,120,169

Distributions to shareholders:
A-Class	(14,450,678)	(14,764,867)
C-Class	(5,329,080)	(6,958,834)
P-Class	(6,862,970)	(4,838,625)
Institutional Class	(271,453,423)	(238,591,049)
R6-Class	(6,954,612)	(6,773,294)
Total distributions to shareholders	(305,050,763)	(271,926,669)

Capital share transactions:
Proceeds from sale of shares
A-Class	126,958,094	235,685,397
C-Class	17,647,591	45,952,659
P-Class	141,236,656	95,919,416
Institutional Class	2,865,859,194	3,976,890,531
R6-Class	39,129,088	71,972,977
Distributions reinvested
A-Class	12,395,501	12,141,681
C-Class	4,714,100	6,099,243
P-Class	6,862,970	4,835,559
Institutional Class	236,975,014	208,271,783
R6-Class	6,954,612	6,770,877
Cost of shares redeemed
A-Class	(190,135,392)	(135,116,396)
C-Class	(58,112,906)	(71,617,733)
P-Class	(120,265,759)	(39,880,927)
Institutional Class	(3,617,935,972)	(1,501,457,579)
R6-Class	(92,877,977)	(22,498,771)
Net increase (decrease) from capital share transactions	(620,595,186)	2,893,968,717
Net increase (decrease) in net assets	(1,753,449,486)	3,043,162,217

Net assets:
Beginning of year	7,909,561,975	4,866,399,758
End of year	$6,156,112,489	$7,909,561,975

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MACRO OPPORTUNITIES FUND

	Year Ended September 30, 2022	Year Ended September 30, 2021
Capital share activity:
Shares sold
A-Class	4,889,782	8,625,070
C-Class	674,828	1,685,027
P-Class	5,424,419	3,504,866
Institutional Class	110,104,278	145,580,629
R6-Class	1,482,039	2,630,538
Shares issued from reinvestment of distributions
A-Class	488,657	446,031
C-Class	186,340	224,373
P-Class	273,119	177,495
Institutional Class	9,317,790	7,636,796
R6-Class	273,699	248,502
Shares redeemed
A-Class	(7,374,841)	(4,959,407)
C-Class	(2,275,909)	(2,626,829)
P-Class	(4,789,373)	(1,476,585)
Institutional Class	(142,390,344)	(55,109,331)
R6-Class	(3,655,968)	(829,134)
Net increase (decrease) in shares	(27,371,484)	105,758,041

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

CONSOLIDATED STATEMENT OF CASH FLOWS
MACRO OPPORTUNITIES FUND

Year Ended September 30, 2022

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(827,803,537)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	1,158,749,995
Net change in unrealized (appreciation) depreciation on options purchased	(13,830,043)
Net change in unrealized (appreciation) depreciation on options written	4,543,650
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	4,423,740
Net realized loss on investments	42,730,333
Net realized gain on options purchased	(8,074,027)
Net realized gain on options written	(35,015,405)
Net accretion of bond discount and amortization of bond premium	(46,638,047)
Purchase of long-term investments	(2,540,481,824)
Proceeds from sale of long-term investments	1,671,629,998
Net proceeds from sale of short-term investments	518,698,170
Return of capital distributions received from investments	3,288,084
Corporate actions and other payments	4,570,102
Premiums received on options written	71,863,535
Cost of closing options written	(34,080,430)
Commitment fees received and repayments of unfunded commitments	(1,390,119)
Decrease in segregated cash with broker	38,597,883
Increase in unamortized upfront premiums paid on credit default swap agreements	(1,100,724)
Increase in unamortized upfront premiums paid on interest rate swap agreements	(28,058)
Increase in prepaid expenses	(49,347)
Decrease in securities sold receivable	296,489,577
Increase in interest receivable	(13,944,907)
Increase in dividends receivable	(496,631)
Decrease in variation margin on futures contracts receivable	2,252,690
Increase in swap settlement receivable	(269,464)
Increase in foreign tax reclaims receivable	(26,649)
Increase in protection fees on credit default swap agreements receivable	(21,389)
Decrease in variation margin on credit default swap agreements receivable	271,247
Decrease in amortized upfront premiums received on credit default swap agreements	(16,110,272)
Increase in segregated cash due to broker	4,658,293
Increase in unamortized upfront premiums received on interest rate swap agreements	2,240,253
Decrease in securities purchased payable	(164,622,811)
Decrease in management fees payable	(283,971)
Increase in transfer agent/maintenance fees payable	455,687
Decrease in variation margin on interest rate swap agreements payable	(438,326)
Decrease in distribution and service fees payable	(65,132)
Decrease in fund accounting/administration fees payable	(369,082)
Decrease in due to investment adviser payable	(3,410)
Decrease in protection fees on credit default swap agreements payable	(269,347)
Decrease in trustees’ fees payable*	(53,437)
Increase in miscellaneous	479,517
Net Cash Provided by Operating and Investing Activities	120,476,365

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF CASH FLOWS (concluded)
MACRO OPPORTUNITIES FUND

Year Ended September 30, 2022

Cash Flows From Financing Activities:
Distributions to shareholders	$(37,236,037)
Proceeds from sale of shares	3,200,795,026
Cost of shares redeemed	(4,058,923,756)
Proceeds from reverse repurchase agreements	7,546,096,076
Payments made on reverse repurchase agreements	(6,880,641,685)
Net Cash Used in Financing Activities	(229,910,376)
Net decrease in cash	(109,434,011)
Cash at Beginning of Year (including foreign cash)	132,932,737
Cash at End of Year (including foreign cash)	$23,498,726
Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$1,199,617
Supplemental Disclosure of Cash Financing Activity:
Dividend reinvestment	$267,902,197

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

CONSOLIDATED FINANCIAL HIGHLIGHTS
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$27.19	$26.31	$25.82	$26.53	$26.67
Income (loss) from investment operations:
Net investment income (loss)[a]	.89	.91	.74	.72	.72
Net gain (loss) on investments (realized and unrealized)	(3.77)	1.04	.61	(.62)	(.08)
Total from investment operations	(2.88)	1.95	1.35	.10	.64
Less distributions from:
Net investment income	(.95)	(1.07)	(.86)	(.79)	(.78)
Net realized gains	—	—	—	(.02)	—
Total distributions	(.95)	(1.07)	(.86)	(.81)	(.78)
Net asset value, end of period	$23.36	$27.19	$26.31	$25.82	$26.53

Total Return[b]	(10.77%)	7.49%	5.39%	0.41%	2.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$327,393	$435,293	$312,986	$461,781	$714,630
Ratios to average net assets:
Net investment income (loss)	3.46%	3.35%	2.90%	2.76%	2.72%
Total expenses[c]	1.42%	1.43%	1.51%	1.47%	1.43%
Net expenses[d,e,f]	1.37%	1.37%	1.39%	1.39%	1.33%
Portfolio turnover rate	25%	84%	130%	46%	66%

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$27.17	$26.29	$25.80	$26.52	$26.65
Income (loss) from investment operations:
Net investment income (loss)[a]	.70	.72	.55	.52	.53
Net gain (loss) on investments (realized and unrealized)	(3.76)	1.03	.61	(.62)	(.08)
Total from investment operations	(3.06)	1.75	1.16	(.10)	.45
Less distributions from:
Net investment income	(.76)	(.87)	(.67)	(.60)	(.58)
Net realized gains	—	—	—	(.02)	—
Total distributions	(.76)	(.87)	(.67)	(.62)	(.58)
Net asset value, end of period	$23.35	$27.17	$26.29	$25.80	$26.52

Total Return[b]	(11.41%)	6.70%	4.60%	(0.37%)	1.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$145,469	$207,739	$219,866	$321,576	$433,121
Ratios to average net assets:
Net investment income (loss)	2.70%	2.64%	2.15%	2.00%	1.98%
Total expenses[c]	2.17%	2.18%	2.25%	2.20%	2.18%
Net expenses[d,e,f]	2.12%	2.12%	2.15%	2.13%	2.09%
Portfolio turnover rate	25%	84%	130%	46%	66%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$27.20	$26.32	$25.82	$26.54	$26.68
Income (loss) from investment operations:
Net investment income (loss)[a]	.90	.91	.74	.71	.73
Net gain (loss) on investments (realized and unrealized)	(3.77)	1.04	.62	(.62)	(.09)
Total from investment operations	(2.87)	1.95	1.36	.09	.64
Less distributions from:
Net investment income	(.95)	(1.07)	(.86)	(.79)	(.78)
Net realized gains	—	—	—	(.02)	—
Total distributions	(.95)	(1.07)	(.86)	(.81)	(.78)
Net asset value, end of period	$23.38	$27.20	$26.32	$25.82	$26.54

Total Return	(10.77%)	7.48%	5.42%	0.37%	2.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$161,232	$162,928	$99,575	$126,334	$160,578
Ratios to average net assets:
Net investment income (loss)	3.51%	3.33%	2.91%	2.73%	2.73%
Total expenses[c]	1.45%	1.45%	1.50%	1.46%	1.46%
Net expenses[d,e,f]	1.37%	1.37%	1.40%	1.39%	1.33%
Portfolio turnover rate	25%	84%	130%	46%	66%

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$27.23	$26.34	$25.85	$26.57	$26.71
Income (loss) from investment operations:
Net investment income (loss)[a]	.99	1.02	.85	.81	.84
Net gain (loss) on investments (realized and unrealized)	(3.76)	1.05	.60	(.61)	(.09)
Total from investment operations	(2.77)	2.07	1.45	.20	.75
Less distributions from:
Net investment income	(1.06)	(1.18)	(.96)	(.90)	(.89)
Net realized gains	—	—	—	(.02)	—
Total distributions	(1.06)	(1.18)	(.96)	(.92)	(.89)
Net asset value, end of period	$23.40	$27.23	$26.34	$25.85	$26.57

Total Return	(10.39%)	7.91%	5.84%	0.77%	2.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,397,131	$6,906,534	$4,097,303	$5,396,868	$6,065,678
Ratios to average net assets:
Net investment income (loss)	3.85%	3.74%	3.32%	3.12%	3.15%
Total expenses[c]	1.09%	1.08%	1.17%	1.13%	1.08%
Net expenses[d,e,f]	0.96%	0.96%	0.99%	0.98%	0.93%
Portfolio turnover rate	25%	84%	130%	46%	66%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019[g]
Per Share Data
Net asset value, beginning of period	$27.22	$26.34	$25.84	$25.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.98	1.02	.87	.36
Net gain (loss) on investments (realized and unrealized)	(3.75)	1.04	.58	(.03)
Total from investment operations	(2.77)	2.06	1.45	.33
Less distributions from:
Net investment income	(1.06)	(1.18)	(.95)	(.47)
Total distributions	(1.06)	(1.18)	(.95)	(.47)
Net asset value, end of period	$23.39	$27.22	$26.34	$25.84

Total Return	(10.39%)	7.91%	5.81%	1.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$124,888	$197,067	$136,669	$676
Ratios to average net assets:
Net investment income (loss)	3.79%	3.74%	3.41%	2.79%
Total expenses[c]	1.00%	1.01%	1.09%	1.11%
Net expenses[d,e,f]	0.96%	0.96%	0.99%	1.03%
Portfolio turnover rate	25%	84%	130%	46%

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MACRO OPPORTUNITIES FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	0.06%	0.10%	0.03%	0.02%	0.04%
C-Class	0.06%	0.08%	0.05%	0.05%	0.11%
P-Class	0.05%	0.09%	0.03%	0.04%	0.04%
Institutional Class	—	—	0.00%*	0.00%*	—
R6-Class	0.00%*	0.00%*	0.00%*	0.00%*,g	N/A

	*	Less than 0.01%
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	1.33%	1.33%	1.33%	1.33%	1.31%
C-Class	2.08%	2.08%	2.08%	2.07%	2.06%
P-Class	1.33%	1.33%	1.33%	1.33%	1.31%
Institutional Class	0.92%	0.92%	0.92%	0.92%	0.90%
R6-Class	0.92%	0.92%	0.92%	0.92%[g]	N/A

[g]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2022, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Macro Opportunities Fund (the “Fund”), a diversified investment company. At September 30, 2022, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Partners Advisors, LLC (“GPA” or the “Sub-Adviser”) assists GPIM in the supervision and direction of the investment strategy of the Fund in accordance with its investment policies Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, GFD and GPA are affiliated entities.

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Consolidation of Subsidiary

The consolidated financial statements of the Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund’s investment in its Subsidiary is as follows:

Inception Date of Subsidiary	Subsidiary Net Assets at September 30, 2022	% of Net Assets of the Fund at September 30, 2022
01/08/15	$32,349,141	0.5%

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and/or other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate

THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Designee Procedures, the Adviser is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service.

The value of futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by the Fund is valued on the basis of the last sale price on the primary exchange on which the swap is traded.

The value of other swap agreements entered into by the Fund is generally valued using an evaluated price provided by a third party pricing vendor.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

(c) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(d) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Consolidated Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(e) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(f) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(g) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Fund may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the options. The swaptions are forward premium swaptions which have extended settlement dates.

(h) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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(i) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(j) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(k) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(l) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2022, if any, are disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

(m) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Consolidated Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Consolidated Statement of Operations at the end of the commitment period.

(n) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(o) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(p) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Consolidated Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2022, are disclosed in the Consolidated Statement of Operations.

(q) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 3.08% at September 30, 2022.

(r) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Speculation: the use of an instrument to express macro-economic and other investment views.

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Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge, Speculation, Income	$2,586,076,850	$536,877,188

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Hedge, Income	$207,565,981	$346,175,212

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statement of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedule of Investments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Index exposure, Speculation	$156,763,769	$43,709,467

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of the loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Index exposure, Income	$13,898,507	$—

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge, Speculation	$5,016,310,583	$12,810,916,583

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Index exposure, Income	$64,166,667	$14,691,667

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$374,598,627	$898,536,855

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Commodity futures contracts	Variation margin on futures contracts
Credit/Interest rate swap contracts	Unamortized upfront premiums paid on interest rate swap agreements	Unamortized upfront premiums received on interest rate swap agreements
	Unamortized upfront premiums paid on credit default swap agreements	Variation margin on interest rate swap agreements
Variation margin on credit default swap agreements
Equity/Currency/Commodity/Interest rate option contracts	Investments in unaffiliated issuers, at value	Options written, at value
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2022:

Asset Derivative Investments Value
Futures Commodity Risk*	Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Equity Risk	Options Purchased Foreign Currency Exchange Risk	Options Purchased Commodity Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2022
$429,981	$33,806,212	$–	$49,248,055	$3,271,961	$–	$38,014,436	$16,154,238	$140,924,883

Liability Derivative Investments Value
Futures Commodity Risk*	Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Written Equity Risk	Options Written Foreign Currency Exchange Risk	Options Written Commodity Risk	Options Written Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2022
$3,030,945	$33,861,974	$924,258	$11,202,345	$5,523,396	$1,168,550	$1,712,716	$6,481,216	$63,905,400

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Consolidated Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Consolidated Statement of Assets and Liabilities

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate/Commodity futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Interest Rate/Credit swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Equity/Interest Rate/Commodity/Foreign	Net realized gain (loss) on options purchased
Currency option contracts	Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statement of Operations categorized by primary risk exposure for the year ended September 30, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Equity Risk	Futures Interest Rate Risk	Futures Commodity Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Options Purchased Commodity Risk
$162,937	$6,325	$(32,488,162)	$(178,563)	$(4,598,712)	$(9,130,720)	$26,858,357	$(3,400,042)

Options Purchased Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Foreign Currency Exchange Risk	Options Written Commodity Risk	Options Written Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
$(13,139,705)	$(2,244,583)	$39,584,010	$5,858,237	$(1,296,122)	$82,184,788	$88,178,045

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Equity Risk	Futures Interest Rate Risk	Futures Commodity Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Options Purchased Commodity Risk
$—	$—	$6,617,671	$2,266,061	$(783,788)	$(4,479,780)	$16,156,519	$—

Options Purchased Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Foreign Currency Exchange Risk	Options Written Commodity Risk	Options Written Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
$1,505,794	$(3,832,270)	$162,952	$6,195	$(233,017)	$(4,423,740)	$12,962,597

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$16,154,238	$—	$16,154,238	$(5,379,502)	$(10,774,736)	$—
Options purchased	41,286,397	—	41,286,397	(3,389,752)	(3,014,756)	34,881,889

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$6,481,216	$—	$6,481,216	$(4,899,776)	$—	$1,581,440
Options written	8,404,662	—	8,404,662	(3,869,478)	(27,000)	4,508,184

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments and reverse repurchase agreements as of September 30, 2022.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts, Options	$—	$2,950,000
BofA Securities, Inc.	Forward foreign currency exchange contracts, Options	—	6,590,000
Citibank, N.A.	Forward foreign currency exchange contracts	—	268,000
Citigroup	Reverse repurchase agreements	—	1,985,000
Goldman Sachs International	Forward foreign currency exchange contracts, Options	—	20,620,201
J.P. Morgan Securities LLC	Futures contracts	7,184,350	—
J.P. Morgan Securities LLC	Interest rate swap agreements	—	2,708,693
J.P. Morgan Securities LLC	Total return swap agreements, Options	27,000	—
Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts, Options	—	5,940,000
		$7,211,350	$41,061,894

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	— unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	— significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

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Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees at an annualized rate based on the average daily net assets as follows:

Average Daily Net Assets	Annualized Rate
$5 billion or less	0.89%
> $5 billion	0.84%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Pursuant to an Investment Sub-Advisory Agreement between the Adviser and GPA, GPA, under the oversight supervision of the Board and the Adviser, assists the Adviser in the supervision and direction of the investment strategy of the Fund in accordance with its investment policies. As compensation for its services, the Adviser pays GPA a fee, payable monthly, in an amount equal to 0.005% of the Fund’s average daily net assets.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2022, the Fund waived $247,471 related to advisory fees in the Subsidiary.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	1.36%	11/30/12	02/01/24
C-Class	2.11%	11/30/12	02/01/24
P-Class	1.36%	05/01/15	02/01/24
Institutional Class	0.95%	11/30/12	02/01/24
R6-Class	0.95%	03/13/19	02/01/24

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses

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for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2022, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2023	2024	2025	Total
A-Class	$249,814	$196,169	$80,282	$526,265
C-Class	150,071	102,752	37,685	290,508
P-Class	20,693	81,801	101,516	204,010
Institutional Class	5,879,352	6,245,889	7,075,307	19,200,548
R6-Class	41,632	59,463	38,182	139,277

For the year ended September 30, 2022, GI recouped $435,165 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2022, the Fund waived $1,126,015 related to investments in affiliated funds.

For the year ended September 30, 2022, GFD retained sales charges of $144,088 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2022, the Fund entered into reverse repurchase agreements:

Number of Days Outstanding	Balance at September 30, 2022	Average Balance Outstanding	Average Interest Rate
365	$672,053,602	$156,250,784	1.77%

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Consolidated Statement of Assets and Liabilities in conformity with U.S. GAAP:

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse repurchase agreements	$672,053,602	$—	$672,053,602	$(672,053,602)	$—	$—

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

As of September 30, 2022, there was $672,053,602 in reverse repurchase agreements outstanding. The Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)		Maturity Date	Face Value
Bank of Montreal	3.11	%*	Open Maturity	$52,606,382
Bank of Montreal	(0.35%)		10/03/2022	20,999,996
Barclays Capital, Inc.	3.00%		10/03/2022	1,982,040
BMO Capital Markets Corp	3.27% - 3.30%	*	Open Maturity	87,452,302
BofA Securities, Inc.	3.23% - 3.30%	*	Open Maturity	246,298,666
Citigroup Global Markets, Inc.	3.09% (U.S Secured Overnight Financing Rate + 0.11%)**		Open Maturity	112,702,415
Credit Suisse Securities (USA) LLC	(1.25 - 3.40%	%)*	Open Maturity	27,528,257
Goldman Sachs & Co. LLC	3.20% - 3.40%	*	Open Maturity	50,290,765
J.P. Morgan Securities LLC	3.09%		10/04/22	32,533,324
RBC Capital Markets LLC	3.25% - 3.30%	*	Open Maturity	39,659,455
				$672,053,602

*

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective as of September 30, 2022.

**	Variable rate. Rate indicated is the rate effective at September 30, 2022.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of period-end, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and Continuous	Up to 30 days	Total
Corporate Bonds	$451,229,445	$—	$451,229,445
U.S. Government Securities	52,606,382	55,515,360	108,121,742
Collateralized Mortgage Obligations	112,702,415	—	112,702,415
Gross amount of recognized liabilities for reverse repurchase agreements	$616,538,242	$55,515,360	$672,053,602

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Fund intends to invest up to 25% of its assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the IRS that concludes that the income the Fund receives from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for U.S. federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

The tax character of distributions paid during the year ended September 30, 2022 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$305,050,763	$—	$305,050,763

The tax character of distributions paid during the year ended September 30, 2021 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$271,926,669	$—	$271,926,669

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

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The tax components of distributable earnings/(loss) as of September 30, 2022 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$6,557,343	$370,051	$(1,196,735,483)	$—	$57,329,076	$(1,132,479,013)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2022, the Fund had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in CLO securities, the “mark-to-market” of certain derivatives, investments in swaps, investments in bonds, foreign currency gains and losses, losses deferred due to wash sales, dividend payable, amortization, recharacterization of income from investments, and transactions with the Fund’s wholly owned foreign subsidiary. Additional differences may result from investments in partnerships, distribution reclass, the “mark-to-market” of certain foreign currency denominated securities, and the “mark-to-market” or disposition of certain Passive Foreign Investment Companies (PFICs). To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Consolidated Statement of Assets and Liabilities as of September 30, 2022 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$(30,532,843)	$30,532,843

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At September 30, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$8,321,849,963	$—	$(1,201,886,461)	$(1,201,886,461)

Note 8 – Securities Transactions

For the year ended September 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$2,173,260,011	$1,403,562,385

For the year ended September 30, 2022, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$367,221,813	$268,067,613

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2022, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Loss
$93,026,829	$37,109,249	$(162,868)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2022. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2022, were as follows:

Borrower	Maturity Date	Face Amount*	Value
Avalara, Inc.	08/12/28	1,600,000	$19,553
Care BidCo	05/04/28	EUR 7,307,598	569,575
Confluent Health LLC	11/30/28	717,080	89,635
Dermatology Intermediate Holdings III, Inc.	04/02/29	888,409	44,420
Fontainbleau Vegas	09/30/25	26,500,000	—
Galls LLC	01/31/24	71,507	2,503
Higginbotham Insurance Agency, Inc.	11/25/26	5,230,899	129,726
Icebox Holdco	12/22/28	2,220,000	144,300
KKR Core Holding Company LLC	07/15/31	4,880,000	—
Lightning A	03/01/37	23,707,216	—
Lightning B	03/01/37	4,768,693	—
Medical Solutions Parent Holdings, Inc.	11/01/28	1,242,000	62,100
Polaris Newco LLC	06/04/26	2,682,803	417,928
RLDatix	10/21/24	GBP 6,610,398	29,665
RLDatix	04/27/26	912,001	18,696
Schur Flexibles GmbH	09/30/26	EUR 286,340	—
Service Logic Acquisition, Inc.	10/29/27	161,015	10,265
TGP Holdings LLC	06/29/28	19,659	4,263
The Facilities Group	11/30/27	2,644,784	65,642
Thunderbird A	03/01/37	23,343,294	—
Thunderbird B	03/01/37	4,695,490	—
Vertical (TK Elevator)	01/29/27	EUR 10,252,596	742,152
VT TopCo, Inc.	08/01/25	124,468	6,223
			$2,356,646

*	The face amount is denominated in U.S. dollars unless otherwise indicated.
EUR - Euro
GBP - British Pound

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Atlas Mara Ltd.
due 12/31/21[1]	10/01/15	$6,243,949	$1,624,875
Copper River CLO Ltd.
2007-1A INC, due 01/20/21[2]	05/09/14	—	3,423
FKRT
2.21% due 11/30/58	09/24/21	33,849,835	32,195,688
Mirabela Nickel Ltd.
due 06/24/19[1]	12/31/13	1,710,483	94,271
Secured Tenant Site Contract Revenue Notes Series
2018-1A 4.70% due 06/15/48	05/25/18	6,561,151	6,470,334
		$48,365,418	$40,388,591

[1]	Security is in default of interest and/or principal obligations.
[2]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through September 30, 2022, at which time the line of credit was renewed as a 364-day committed, $1,150,000,000 line of credit. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Consolidated Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2022.

Note 12 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Macro Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Guggenheim Macro Opportunities Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the consolidated schedule of investments, as of September 30, 2022, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2022, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, transfer agent, brokers, and paying agents; when replies were not received from brokers or paying agents, we performed

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2022

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2022.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2022, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2022, the Fund had the corresponding percentages qualify as interest related dividends as permitted by IRC Section 871(k)(1). See qualified interest income column in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income
3.35%	3.00%	88.04%

With respect to the taxable year ended September 30, 2022, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$2,120,651	$—

Guggenheim Partners Advisors, LLC

The Investment Adviser engaged Guggenheim Partners Advisors, LLC to provide investment sub-advisory services to the Fund, effective April 29, 2022. Guggenheim Partners Advisors, LLC assists the Investment Adviser in the supervision and direction of the investment strategy of the Fund in accordance with the Fund’s investment objectives, policies, and restrictions. The Investment Adviser, and not the Fund, compensates Guggenheim Partners Advisors, LLC for these services.

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Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Core Bond Fund
(“Core Bond Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund
(“High Yield Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral
Real Estate Fund
(“Market Neutral Real Estate Fund”)

● Guggenheim Risk Managed
Real Estate Fund
(“Risk Managed Real Estate Fund”)

● Guggenheim SMid Cap Value Fund
(“SMid Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)

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Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) Core Bond Fund; (iii) High Yield Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund;1 (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).2 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Independent Trustees and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

[2]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

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direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for Capital Stewardship Fund, which is addressed in a separate report.3

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.4 At meetings held in person on April 19, 2022 (the “April Meeting”) and on May 24-25, 2022 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees,

[3]

Because shares of Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

[4]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of April 29, 2022. The Board, including the Independent Trustees, relied on this relief in voting to approve the GPA Sub-Advisory Agreement at the Special Meeting.

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expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

At a meeting held by videoconference on April 29, 2022 (the “Special Meeting”), the Board met to consider a new sub-advisory agreement with Guggenheim Partners Advisors, LLC (“GPA” or a “Sub-Adviser”) for each of Floating Rate Strategies Fund, High Yield Fund, Core Bond Fund, Macro Opportunities Fund, Municipal Income Fund, Total Return Bond Fund and Ultra Short Duration Fund (collectively, the “GPA Sub-Advised Funds”) (collectively, the “GPA Sub-Advisory Agreements”). Under the GPA Sub-Advisory Agreements, GPA assists Security Investors and GPIM in the direction and supervision of the investment strategies of the GPA Sub-Advised Funds. At the Special Meeting, the Board approved the GPA Sub-Advisory Agreements for an annual term. At the May Meeting, the Committee also considered a renewal of the GPA Sub-Advisory Agreements so that they would have a consistent term with the GPIM Sub-Advisory Agreement, the Security Investors Advisory Agreements and the GPIM Advisory Agreement (together, the “Current Advisory Agreements”) (The GPA Sub-Advisory Agreements along with the GPIM Sub-Advisory Agreement are referred to hereafter as the “Sub-Advisory Agreements” and the Current Advisory Agreements along with the GPA Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements.”)

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the GPA Sub-Advisory Agreements and the renewal of each of the Advisory Agreements for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate

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capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities. For example, the Committee noted as of March 31, 2022, both Security Investors and GPIM had entered into a Macroeconomic Services Agreement, at no fee, with GPA which, as noted above, is a Guggenheim affiliate, to receive certain global and sector macroeconomic analysis and insight along with other guidance.5 As a result, in evaluating the services provided to the Municipal Income Fund under the GPIM Sub-Advisory Agreement and the GPA Sub-Advised Funds under the GPA Sub-Advisory Agreements, the Committee did not separately consider the contributions under the Investment Advisory Agreements and the Sub-Advisory Agreements.

[5]

Consequently, except where the context indicates otherwise, references to “Adviser,” “Advisers” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Advisory Agreements.

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With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2021, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2022 and April 30, 2022.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 96th and 88th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, long exposure to value and short exposure to growth, and negative sector exposures to well-performing sectors

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have detracted from investment performance. The Committee noted that, as of March 31, 2022, and April 30, 2022, there was no material change in performance for the three- and five- year periods, and that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy. The Committee also noted management’s statement that the quantitative investment methodology that the Fund employs was updated and that the Fund experienced performance ranking in the top half of the peer universe for the one-year period ended December 31, 2021.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 87th and 82nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee further noted management’s statement that the Fund’s allocation process was updated in 2021 and that the Fund experienced performance ranking in the top half of the peer universe for the one-year period ended December 31, 2021. The Committee noted that as of March 31, 2022, the five-year and three-year performance rankings had improved to the 74th and 62nd percentiles, respectively, with no material change thereafter to these rankings as of April 30, 2022.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 74th and 89th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s conservative positioning in recent years, notably underweights in duration and credit risks, contributed to relative underperformance. The Committee also noted management’s statement that, although the Fund’s defensive positioning resulted in top quartile performance relative to its peers during the first quarter of 2020, it has since led to underperformance relative to its peers. The Committee noted that, as of March 31, 2022 and April 30, 2022, the five-year and three-year performance rankings had not improved.

Small Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 90th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s lack of exposure to higher-risk, lower-quality stocks that rallied between September 2020 through December 2021. The Committee also noted management’s statement that stock selection in several sectors detracted from performance. The Committee noted that, as of March 31, 2022, the five-year and

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three-year performance rankings had improved to the 72nd and 63rd percentiles, respectively, and as of April 30, 2022, the five-year and three-year performance rankings had improved to the 66th and 49th percentiles, respectively.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and the rationale for continuing the strategy and/or efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee (which includes the sub-advisory fees paid to the Sub-Advisers), net effective management fee6 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar

[6]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (100th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (29th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In addition, the Committee noted the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year period ended December 31, 2021. In addition, the Committee considered management’s statement that the Fund’s net advisory fee is reasonable and competitive, especially in light of the Fund’s strong prior performance. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In

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this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three- and five-year periods ended December 31, 2021. The Committee also took into account the Fund’s currently effective expense limitation agreement with a breakpoint of 5 basis points on average daily net assets above $5 billion.

Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (36th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The Committee considered the Adviser’s statement that the Fund’s total expense ratio is competitive and in-line with the peer group average and median and that the Fund’s contractual advisory fee is competitive. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (50th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the three- and five-year periods ended December 31, 2021. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser. Additionally, the Committee considered management’s statement that the Fund’s net advisory fee is reasonable and competitive, especially in light of the Fund’s strong prior performance.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2021, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2020. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

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OTHER INFORMATION (Unaudited)(continued)

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s overall expenses increased in 2021, which was primarily attributable to increased expenses in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee

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OTHER INFORMATION (Unaudited)(continued)

considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreements

Nature, Extent and Quality of Services Provided by the Sub-Advisers: As noted above, because both the Advisers (Security Investors and GPIM) and the Sub-Advisers (GPIM and GPA) for Municipal Income Fund and the GPA Sub-Advised Funds, respectively, are part of and do business as Guggenheim Investments and the services provided by the Advisers on the one hand and the Sub-Advisers on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Advisory Agreements and Sub-Advisory Agreements. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Advisers’ abilities to carry out their responsibilities under their respective Sub-Advisory Agreements, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreements, including the scope of services required to be performed by each Sub-Adviser.

Investment Performance: The Committee considered the returns of each Fund under its evaluation of the Advisory Agreements.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Advisers from Their Relationships with each Fund: The Committee considered that the Sub-Advisory Agreements are with affiliates of each Adviser, that each Adviser compensates each Sub-Adviser from its own fees so that the sub-advisory fee rate for each Fund does not impact the fees paid by such Fund and that GPIM’s revenues were included in the calculation of Guggenheim Investments’ profitability. Because GPA is a new Sub-Adviser, the amounts that will be paid to it by the Advisers were previously included in the calculation of Guggenheim Investments’ profitability as part of the Advisers’ revenues and in the future will continue to be included in the calculation of Guggenheim Investments’ profitability as a part of GPA’s revenue. Given its conclusion of the reasonableness of the advisory fees, the Committee concluded that the GPIM sub-advisory fee rate for the Municipal Income Fund and GPA sub-advisory fee rates for the GPA Sub-Advised Funds were reasonable.

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OTHER INFORMATION (Unaudited)(concluded)

Economies of Scale: The Committee recognized that, because the Sub-Advisers’ fees are paid by the Advisers and not the Municipal Income Fund or the GPA Sub-Advised Funds, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the initial approval of the GPA Sub-Advisory Agreement and the continuation of each Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors. At the Special Meeting, the Board, including all of the Independent Trustees approved the GPA Sub-Advisory Agreements for an initial annual term and at the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Member, Board of Directors, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

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Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since August 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (August 2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-August 2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based

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on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2021, to March 31, 2022. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

164 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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9.30.2022

Guggenheim Funds Annual Report

Guggenheim Floating Rate Strategies Fund

GuggenheimInvestments.com	FR-ANN-0922x0923

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
FLOATING RATE STRATEGIES FUND	9
NOTES TO FINANCIAL STATEMENTS	49
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	68
OTHER INFORMATION	70
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	84
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	92
LIQUIDITY RISK MANAGEMENT PROGRAM	96

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2022

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Floating Rate Strategies Fund (the “Fund”) for the annual fiscal period ended September 30, 2022.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2022

Floating Rate Strategies Fund may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2022

Equity and fixed income markets declined during the 12-month period ended September 30, 2022, amid continued market volatility, Federal Reserve policy, and global economic headwinds.

The Federal Reserve (the “Fed”) has abandoned talk of a soft or even “softish” landing, with the latest Summary of Economic Projections pointing to a 90-basis-point rise in the unemployment rate, an increase never before experienced without a recession. One basis point equals 0.01%. The seemingly endless string of upside inflation surprises has cemented the Fed’s view that the labor market needs to soften and economic activity needs to weaken further, which could require interest rates heading even higher.

Signs are indicating that the economy is heading in the direction the Fed wants. While gross domestic product (“GDP”) rebounded in the third quarter of 2022 to an inflation-adjusted 2.6%, private domestic demand (consumption and fixed investment) continued to slow, growing just 0.1%. The slowdown was led by a significant contraction in housing activity, historically the first sector to be hit by rising rates, cutting about 1.4 percentage points from GDP’s growth rate. The sharp tightening in financial conditions indicates a broader economic slowdown is ahead, which may help to loosen up the labor market. Signs of a labor market slowdown are already evident, with monthly job growth at less than half the pace of early 2022, wage growth cooling, and job openings falling sharply.

Inflation remains high, but a variety of factors point to a substantial moderation in 2023. Goods prices have stopped rising, and supply chain improvement and input and import costs suggest outright deflation could lie ahead. Services inflation is now the main price stability concern, but even the Bureau of Labor Statistics and several Fed speakers have acknowledged that the lagged data on home rental prices doesn’t reflect the sharp slowdown in market rents that has taken place (and that would start to show up in the data next year).

With the economy cooling and inflation likely to fall, it is fair to expect that rate hikes are nearly coming to an end, particularly with rising strains in financial markets and overseas. But having been repeatedly burned by expectations that inflation would cool and fearing a replay of the “stop-start” rate hike campaigns of the 1970s, the Fed will likely err on the side of overdoing it with rate hikes, viewing a recession as the “least bad” outcome for the economy.

For the 12-month period ended September 30, 2022, the S&P 500® Index* returned -15.47%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -25.13%. The return of the MSCI Emerging Markets Index* was -28.11%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -14.60% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -14.14%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.62% for the 12-month period.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2022

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2022 and ending September 30, 2022.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.02%	(3.52%)	$1,000.00	$964.80	$5.02
C-Class	1.77%	(3.84%)	1,000.00	961.60	8.70
P-Class	1.02%	(3.52%)	1,000.00	964.80	5.02
Institutional Class	0.78%	(3.40%)	1,000.00	966.00	3.84
R6-Class	0.79%	(3.40%)	1,000.00	966.00	3.89

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.02%	5.00%	$1,000.00	$1,019.95	$5.16
C-Class	1.77%	5.00%	1,000.00	1,016.19	8.95
P-Class	1.02%	5.00%	1,000.00	1,019.95	5.16
Institutional Class	0.78%	5.00%	1,000.00	1,021.16	3.95
R6-Class	0.79%	5.00%	1,000.00	1,021.11	4.00

[1]	Annualized and excludes expenses of the underlying funds in which the Fund Invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2022 to September 30, 2022.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2022

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment adviser to Guggenheim Floating Rate Strategies Fund (“Fund”). Guggenheim Partners Advisors, LLC, an affiliate of GPIM, serves as the Fund’s sub-adviser (“GPA” or the “Sub-Adviser”). The Fund is managed by a team of seasoned professionals at GPIM and GPA. This team includes B. Scott Minerd, Chairman of Guggenheim Investments, Chief Investment Officer of GPA, and Global Chief Investment Officer and Managing Partner of Guggenheim Partners, LLC; Anne B. Walsh, CFA, JD, Chief Investment Officer, Fixed Income, Portfolio Manager, and Managing Partner of GPIM; and Thomas J. Hauser, Senior Managing Director and Portfolio Manager of GPIM. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -3.47%1, underperforming the Credit Suisse Leveraged Loan Index, the Fund’s benchmark, which returned -2.62% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Despite a strong finish to the fiscal year 2021, leveraged credit experienced a broad-based selloff throughout the 2022 year-to-date period on the back of geopolitical conflict, inflation pressures, and policy tightening in the form of rising interest rates. Performance has been negative across the leveraged credit sector for the Reporting Period. Leveraged loans, with their floating rate coupons, have been the outperformer, as the asset class has been insulated from the rate-driven portion of the selloff relative to high yield and investment grade bonds.

Looking at the technical environment for bank loans, supply and demand have remained largely in balance for the Reporting Period. Thus, while the loan market has traded off, the market has not seen significant forced selling. Retail fund outflows in recent quarters have been offset by resiliency in collateralized loan obligations (CLO) issuance, and, on the supply side, new issuance has declined materially amid the market volatility and declining bank risk tolerances, alleviating a supply-side technical overhang.

In terms of Fund performance, the primary driver of relative return for the Reporting Period was credit selection, primarily in avoiding of some of the worst-performing names in the benchmark. From a sector point of view, credit selection in the Consumer Non-Cyclicals sector was the strongest segment on a relative basis to the benchmark, whereas credit selection in the Consumer Cyclicals and Capital Goods sectors were slight detractors. By rating, the Fund had an up-in-quality bias for the period, underweight the CCC ratings segment and underweight defaulted issuers, which both also contributed to performance given investors’ flight to quality amid recession fears. The Fund’s small allocation to high yield bonds, which underperformed bank loans during the period due to their increased rate sensitivity, detracted from performance for the period.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2022

How did the Fund use derivatives during the Reporting Period?

The Fund used derivatives in the form of forward foreign currency exchange contracts to hedge currency exposure on foreign-denominated bonds. The hedges had a positive impact on performance for the period.

How was the Fund positioned at the end of the Reporting Period?

Bank loans continue to outperform other risk assets (high yield bonds, investment grade corporates, equities) in the year-to-date 2022 period given their floating rate coupons and seniority in the capital stack, but performance has not been completely insulated from credit risk concerns amid the rising probability of recession. Leveraged loan discount margins have widened 178 basis points over the previous two quarters, from 438 basis points on March 31 to 616 basis points on September 30, and, while we believe default and recession risks are elevated, we think current spreads offer opportunities to find credits that are trading cheap to their fundamentals and risk of default/loss. As new issuance has materially slowed year-to-date and without a large impetus to increase before year end, our focus remains on finding relative value opportunities in the secondary market.

The portfolio remains positioned up in quality, underweight the benchmark in both CCCs and in exposure to distressed issuers (names trading below 80). As we see volatility pick up, we remain well-positioned to take advantage of the discounted levels in the secondary market to add selectively using our bottom-up credit approach.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

FLOATING RATE STRATEGIES FUND

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	March 13, 2019

Ten Largest Holdings	(% of Total Net Assets)
SPDR Blackstone Senior Loan ETF	2.9%
Thevelia US LLC, 7.70%	0.9%
Wrench Group LLC, 7.67%	0.8%
Conair Holdings LLC, 7.42%	0.8%
Hunter Douglas, Inc., 6.34%	0.8%
STS Operating, Inc. (SunSource), 7.37%	0.8%
Del Monte Foods, Inc., 7.37%	0.8%
First Brands Group LLC, 7.94%	0.8%
Bombardier Recreational Products, Inc., 5.12%	0.8%
Xplornet Communications, Inc., 7.12%	0.8%
Top Ten Total	10.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2022

Cumulative Fund Performance*

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	1 Year	5 Year	10 Year
A Class Shares	(3.47%)	1.86%	3.20%
A-Class Shares with sales charge‡	(6.38%)	1.25%	2.70%
C Class Shares	(4.15%)	1.11%	2.44%
C-Class Shares with CDSC§	(5.09%)	1.11%	2.44%
Institutional Class Shares	(3.20%)	2.11%	3.45%
Credit Suisse Leveraged Loan Index	(2.62%)	3.00%	3.70%

	1 Year	5 Year	Since Inception (05/01/15)
P Class Shares	(3.47%)	1.86%	2.36%
Credit Suisse Leveraged Loan Index	(2.62%)	3.00%	3.27%

	1 Year	Since Inception (03/13/19)
R6 Class Shares	(3.25%)	1.82%
Credit Suisse Leveraged Loan Index	(2.62%)	2.47%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, Institutional Class shares and R6-Class shares will vary due to differences in fee structures.

‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 3.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 3.00% maximum sales charge is used to calculated performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	0.0%**
BBB	6.2%
BB	29.8%
B	57.4%
CCC	1.1%
CC	0.5%
NR2	0.8%
Other Instruments	4.2%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.
**	Less than 0.1%.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2022
FLOATING RATE STRATEGIES FUND

	Shares	Value
COMMON STOCKS††† - 0.0%

Energy — 0.0%
Permian Production Partners LLC	401,481	$329,214

Industrial — 0.0%
BP Holdco LLC*,1	244,278	148,128
Vector Phoenix Holdings, LP*	244,278	58,370
API Heat Transfer Parent LLC*	4,994,727	500
Total Industrial		206,998

Consumer, Non-cyclical — 0.0%
Targus Group International Equity, Inc.*,1	12,773	32,125

Total Common Stocks
(Cost $1,536,338)		568,337

PREFERRED STOCKS††† - 0.0%
Industrial — 0.0%
API Heat Transfer Intermediate*	618	—

Total Preferred Stocks
(Cost $493,920)		—

EXCHANGE-TRADED FUNDS† - 2.9%
SPDR Blackstone Senior Loan ETF	862,440	35,247,923
Total Exchange-Traded Funds
(Cost $38,956,747)		35,247,923

MONEY MARKET FUND† - 1.1%
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 2.45%[2]	13,591,356	13,591,356
Total Money Market Fund
(Cost $13,591,356)		13,591,356

	Face Amount~
SENIOR FLOATING RATE INTERESTS††,◊ - 91.0%
Industrial — 22.7%
Hunter Douglas, Inc.
6.34% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 02/26/29	11,800,000	9,658,300
STS Operating, Inc. (SunSource)
7.37% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	10,058,017	9,576,037
American Bath Group LLC
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/23/27	10,905,977	9,455,482
APi Group DE, Inc.
5.87% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 01/03/29	9,346,473	9,085,520
Mirion Technologies, Inc.
5.63% (6 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 10/20/28	9,428,750	9,000,496
TransDigm, Inc.
5.92% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 12/09/25	4,923,535	4,709,558
5.92% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25	4,328,059	4,146,454

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Arcline FM Holdings LLC
7.00% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 06/23/28†††	9,518,850	$8,804,936
Pelican Products, Inc.
8.16% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 12/29/28	9,199,043	8,371,129
Park River Holdings, Inc.
5.53% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 12/28/27	9,860,864	8,328,288
Brown Group Holding LLC
5.62% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.00%) due 06/07/28	8,742,946	8,291,198
Quikrete Holdings, Inc.
6.12% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/12/28	7,960,000	7,644,943
Beacon Roofing Supply, Inc.
5.37% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/19/28	7,900,000	7,603,750
Core & Main, LP
5.17% ((1 Month USD LIBOR + 2.50%) and (3 Month USD LIBOR + 2.50%), Rate Floor: 2.50%) due 07/27/28	7,623,000	7,270,436
BWAY Holding Co.
5.81% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	7,634,138	7,095,015
Atlantic Aviation
5.87% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 09/22/28	7,394,125	7,044,457
Charter Next Generation, Inc.
6.56% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/01/27	7,164,541	6,783,961
CPG International LLC
4.09% (6 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 04/28/29†††	7,000,000	6,737,500
PECF USS Intermediate Holding III Corp.
7.37% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 12/15/28	7,886,151	6,709,774
Berry Global, Inc.
4.18% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 07/01/26	6,911,938	6,683,567
Engineered Machinery Holdings, Inc.
7.42% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 05/19/28	6,947,500	6,669,600
LTI Holdings, Inc.
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 09/08/25	6,920,029	6,387,187

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Aegion Corp.
7.87% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 05/17/28†††	6,964,818	$6,355,396
Alliance Laundry Systems LLC
5.96% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 10/08/27	6,619,185	6,335,090
Titan Acquisition Ltd. (Husky)
5.88% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	6,799,144	6,073,879
Cushman & Wakefield US Borrower LLC
5.87% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 08/21/25	6,182,253	5,897,436
TricorBraun Holdings, Inc.
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/03/28	6,236,891	5,845,526
Icebox Holdco III, Inc.
7.42% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/28	5,977,107	5,588,595
Ring Container Technologies Group LLC
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 08/14/28	5,229,281	5,028,843
USIC Holding, Inc.
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 05/12/28	5,303,944	4,956,960
Standard Industries, Inc.
6.68% (3 Month USD LIBOR + 2.50%, Rate Floor: 3.00%) due 09/22/28	5,062,000	4,902,243
Gardner Denver, Inc.
4.88% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 03/01/27	4,911,839	4,757,312
Reynolds Group Holdings, Inc.
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/05/26	4,868,287	4,648,338
Duran Group Holding GMBH
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 03/29/24†††	EUR 3,791,039	3,550,412
4.04% (6 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 12/20/24†††	EUR 736,721	689,960
Pro Mach Group, Inc.
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/31/28	4,368,229	4,156,850

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Filtration Group Corp.
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 10/23/28	2,871,000	$2,719,067
6.12% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/31/25	1,339,058	1,283,406
US Farathane LLC
7.92% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/23/24	4,212,926	3,665,246
DG Investment Intermediate Holdings 2, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/31/28	3,851,378	3,581,781
Hillman Group, Inc.
5.83% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 07/14/28	3,663,174	3,491,004
Berlin Packaging LLC
6.38% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%), Rate Floor: 4.25%) due 03/13/28	3,415,500	3,219,109
Osmose Utility Services, Inc.
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 06/23/28	3,505,266	3,207,319
Savage Enterprises LLC
6.34% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 09/15/28	2,850,252	2,759,756
Ravago Holdings America, Inc.
6.18% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/06/28	2,807,250	2,687,942
Mileage Plus Holdings LLC
8.78% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	2,660,000	2,666,171
API Heat Transfer
12.00% (3 Month USD LIBOR) (in-kind rate was 12.00%) due 01/01/24†††,3	3,646,208	1,823,104
12.00% (3 Month USD LIBOR) (in-kind rate was 12.00%) due 10/02/23†††,3	650,522	552,944
United Airlines, Inc.
6.53% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 04/21/28	2,338,064	2,227,334
Air Canada
6.42% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 08/11/28	2,200,000	2,088,042
TK Elevator Midco GmbH
6.87% (6 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 07/30/27	1,866,998	1,786,101

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Protective Industrial Products, Inc.
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/29/27†††	1,836,888	$1,726,675
Sundyne (Star US Bidco)
7.37% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/17/27	1,476,514	1,393,461
TAMKO Building Products, Inc.
6.08% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/29/26	1,178,734	1,110,462
YAK MAT (YAK ACCESS LLC)
13.64% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26†††	2,550,000	765,000
Griffon Corporation
5.49% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 01/24/29	403,000	386,546
Total Industrial		277,984,898

Consumer, Non-cyclical — 18.0%
Osmosis Holdings Australia II Pty Ltd.
6.35% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 07/30/28	5,985,000	5,547,377
4.50% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 07/31/28	5,092,593	4,726,588
Del Monte Foods, Inc.
7.37% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 05/16/29	10,000,000	9,558,300
Bombardier Recreational Products, Inc.
5.12% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/24/27	9,953,254	9,505,358
Elanco Animal Health, Inc.
4.31% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/02/27	9,523,234	9,041,168
Electron BidCo, Inc.
6.12% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.76%) due 11/01/28	9,452,500	8,941,025
VC GB Holdings I Corp.
6.38% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 07/21/28	9,875,375	8,597,798
Grifols Worldwide Operations USA, Inc.
5.12% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 11/15/27	8,730,304	8,270,741

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Medical Solutions Parent Holdings, Inc.
6.38% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/01/28	7,977,077	$7,578,223
Hayward Industries, Inc.
5.62% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.00%) due 05/30/28	7,702,500	7,249,978
Triton Water Holdings, Inc.
7.17% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 03/31/28	7,900,008	7,071,614
Kronos Acquisition Holdings, Inc.
6.82% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26	7,319,625	6,762,528
Aramark Services, Inc.
4.87% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/11/25	6,900,000	6,658,500
Medline Borrower LP
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 10/23/28	7,182,000	6,591,711
National Mentor Holdings, Inc.
7.18% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%), Rate Floor: 4.50%) due 03/02/28	8,821,700	6,252,380
7.42% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/02/28	276,228	195,777
Perrigo Investments LLC
5.63% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 04/20/29	6,483,750	6,370,284
Quirch Foods Holdings LLC
7.93% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 10/27/27†††	6,685,975	6,243,029
Mission Veterinary Partners
7.25% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/27/28	6,442,462	6,047,862
HAH Group Holding Co. LLC
8.71% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/29/27†††	6,268,500	5,955,075
Recess Holdings, Inc.
6.55% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 09/30/24	5,521,178	5,323,355

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Weber-Stephen Products LLC
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 10/29/27	6,459,973	$5,218,431
Froneri US, Inc.
5.37% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/29/27	5,489,772	5,169,993
Chefs’ Warehouse, Inc.
7.93% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 08/23/29	4,850,000	4,813,625
US Foods, Inc.
5.12% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 09/14/26	4,961,637	4,807,628
Phoenix Newco, Inc.
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 11/15/28	4,987,500	4,750,594
DaVita, Inc.
4.87% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/12/26	4,899,244	4,649,040
Southern Veterinary Partners LLC
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27	4,735,360	4,468,996
KDC US Holdings, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 12/22/25	4,486,698	4,224,989
Dermatology Intermediate Holdings III, Inc.
6.85% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 04/02/29†††	4,403,766	4,183,578
7.12% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 04/02/29	130,381	123,862
Cidron New Bidco Ltd.
3.69% (1 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 04/16/25	EUR 4,125,000	3,793,601
Resonetics LLC
6.81% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/28/28	3,581,910	3,393,859
CHG PPC Parent LLC
6.13% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.50%) due 12/08/28†††	3,034,750	2,898,186
Icon Luxembourg SARL
5.94% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 07/03/28	2,833,056	2,765,062

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Energizer Holdings, Inc.
5.31% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 12/22/27	2,807,250	$2,677,415
Agiliti
5.38% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 01/04/26	2,672,308	2,578,777
Sigma Holding BV (Flora Food)
3.74% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/02/25	EUR 3,000,000	2,346,545
Pearl Intermediate Parent LLC
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 02/14/25	2,523,980	2,325,216
Blue Ribbon LLC
8.56% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	2,728,205	2,322,385
TGP Holdings LLC
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 06/29/28	2,958,397	2,316,809
Arctic Glacier Group Holdings, Inc.
7.17% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/20/24	2,272,564	1,998,152
Cambrex Corp.
6.63% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 12/04/26	1,831,477	1,750,782
Avantor Funding, Inc.
5.37% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 11/08/27	1,728,461	1,679,044
Endo Luxembourg Finance Company I SARL
12.25% (Commercial Prime Lending Rate + 6.00%, Rate Floor: 7.75%) due 03/27/28	1,896,000	1,596,432
Aveanna Healthcare LLC
6.80% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 07/17/28	1,106,965	880,038
Upstream Newco, Inc.
8.06% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 11/20/26	740,625	685,078
Total Consumer, Non-cyclical		220,906,788

Consumer, Cyclical — 15.2%
Thevelia US LLC
7.70% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 06/18/29	11,770,500	11,123,123

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
First Brands Group LLC
7.94% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 03/30/27	9,959,869	$9,551,515
Fertitta Entertainment LLC
7.03% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 01/27/29	9,452,500	8,753,393
Packers Holdings LLC
6.01% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/09/28	8,991,979	8,233,325
AlixPartners, LLP
5.87% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 02/04/28	8,125,342	7,788,709
Truck Hero, Inc.
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 01/31/28	8,935,588	7,766,545
Stars Group (Amaya)
5.89% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/21/26	7,583,263	7,285,620
WIRB - Copernicus Group, Inc.
7.46% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 01/08/27	7,370,058	6,915,546
Congruex Group LLC
8.48% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 05/03/29†††	6,982,500	6,773,025
Power Solutions (Panther)
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/30/26	6,867,314	6,481,028
IBC Capital Ltd.
6.69% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23	7,071,805	6,473,672
American Tire Distributors, Inc.
9.03% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.00%) due 10/20/28	6,965,000	6,462,545
Alterra Mountain Co.
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 08/17/28	6,623,710	6,408,439
Mavis Tire Express Services TopCo Corp.
7.25% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 05/04/28	6,842,853	6,402,378
Eagle Parent Corp.
7.80% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 04/02/29	6,343,125	6,158,096
PetSmart LLC
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28	6,286,500	5,935,525

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Galaxy US Opco, Inc.
7.78% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 04/30/29†††	6,000,000	$5,625,000
Scientific Games Holdings, LP
5.62% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 04/04/29	5,950,000	5,497,562
1011778 BC Unlimited Liability Co.
4.87% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 11/19/26	5,748,037	5,484,260
Entain Holdings (Gibraltar) Ltd.
6.17% (3 Month USD LIBOR + 2.50%, Rate Floor: 3.99%) due 03/29/27	5,200,999	5,051,470
Zephyr Bidco Ltd.
6.44% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 07/23/25	GBP 5,265,000	4,821,267
Penn National Gaming, Inc.
5.88% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 05/03/29	4,788,000	4,595,139
Burlington Stores, Inc.
5.12% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 06/26/28	4,690,625	4,444,367
PCI Gaming Authority, Inc.
5.62% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 05/29/26	4,257,140	4,129,425
CNT Holdings I Corp.
6.25% (1 Month Term SOFR + 3.50%, Rate Floor: 4.25%) due 11/08/27	3,743,000	3,559,181
EG Finco Ltd.
5.19% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	EUR 3,298,434	2,833,556
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	765,600	712,490
Rent-A-Center, Inc.
6.06% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 02/17/28	3,251,723	2,942,809
Michaels Stores, Inc.
7.92% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/14/28	3,236,273	2,595,491
TTF Holdings Intermediate LLC
7.13% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 03/31/28	2,661,120	2,581,287
Peloton Interactive, Inc.
8.35% (6 Month Term SOFR + 6.50%, Rate Floor: 6.50%) due 05/25/27	2,493,750	2,428,289

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Seren BidCo AB
6.57% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/16/28	2,183,500	$2,060,678
BCPE Empire Holdings, Inc.
7.76% (1 Month Term SOFR + 4.63%, Rate Floor: 4.63%) due 06/11/26	2,039,750	1,942,862
Alexander Mann
7.19% (3 Month GBP SONIA + 5.00%, Rate Floor: 5.00%) due 06/16/25	GBP 1,540,000	1,633,779
American Trailer World Corp.
6.88% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/03/28	1,580,000	1,429,236
WW International, Inc.
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 04/13/28	1,653,750	1,150,398
Sweetwater Sound
7.38% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 08/07/28†††	1,233,977	1,122,919
SHO Holding I Corp.
8.06% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 04/26/24	558,656	474,858
8.04% (3 Month USD LIBOR + 5.23%, Rate Floor: 6.23%) due 04/29/24	9,357	7,954
New Trojan Parent, Inc.
6.04% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 01/06/28†††	207,704	163,048
Total Consumer, Cyclical		185,799,809

Technology — 12.0%
Wrench Group LLC
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/30/26	10,454,192	10,101,363
Conair Holdings LLC
7.42% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 05/17/28	12,037,908	10,081,748
Polaris Newco LLC
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 06/02/28	10,288,888	9,471,539
Informatica LLC
5.88% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 10/27/28	9,452,500	9,151,249

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Ascend Learning LLC
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 12/11/28	9,031,750	$8,318,242
Misys Ltd.
6.87% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	9,244,553	7,987,294
Emerald TopCo, Inc. (Press Ganey)
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/24/26	8,528,771	7,739,859
Athenahealth Group, Inc.
6.58% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 02/15/29	8,333,173	7,449,856
WEX, Inc.
5.37% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 03/31/28	7,683,000	7,440,524
Peraton Corp.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28	7,494,516	7,089,812
RealPage, Inc.
6.12% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.50%) due 04/24/28	7,046,750	6,590,684
CoreLogic, Inc.
6.63% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 06/02/28	8,631,113	6,451,757
Entegris, Inc.
5.68% ((1 Month Term SOFR + 3.00%) and (6 Month Term SOFR + 3.00%), Rate Floor: 3.00%) due 07/06/29	6,500,000	6,442,215
Atlas CC Acquisition Corp.
7.32% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28	6,821,803	5,965,667
Boxer Parent Company, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/02/25	6,048,145	5,718,400
Sabre GLBL, Inc.
8.13% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 06/30/28	3,396,875	3,137,863
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 12/17/27	1,382,500	1,234,462
5.12% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/22/24	1,089,598	1,072,579
Verscend Holding Corp.
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/27/25	4,334,753	4,193,874

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
CCC Intelligent Solutions, Inc.
4.37% (1 Month USD LIBOR + 1.25%, Rate Floor: 2.26%) due 09/21/28	3,970,000	$3,831,050
Taxware Holdings (Sovos Compliance LLC)
7.62% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 08/11/28	3,775,697	3,592,576
Epicor Software
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 07/30/27	3,702,771	3,460,943
Park Place Technologies, LLC
8.13% (1 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 11/10/27	3,638,048	3,444,030
Project Ruby Ultimate Parent Corp.
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/10/28	3,447,500	3,208,761
CDK Global, Inc.
6.61% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 07/06/29	3,000,000	2,884,440
Imprivata, Inc.
7.28% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/01/27	650,000	627,048
Ep Purchaser LLC
7.17% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/06/28	247,581	240,896
Total Technology		146,928,731

Financial — 9.4%
Teneo Holdings LLC
8.38% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 07/11/25	9,793,988	9,222,705
AqGen Island Holdings, Inc.
7.19% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 08/02/28	9,186,711	8,336,940
FleetCor Technologies Operating Company LLC
4.87% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/28/28	8,513,870	8,189,832
Aretec Group, Inc.
7.38% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 10/01/25	7,555,625	7,398,241
NFP Corp.
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/15/27	7,687,367	7,206,907
Jane Street Group LLC
5.87% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 01/26/28	7,270,500	6,963,031

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Alliant Holdings Intermediate LLC
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 05/09/25	7,188,198	$6,877,093
AmWINS Group, Inc.
5.37% (1 Month USD LIBOR + 2.25%, Rate Floor: 3.00%) due 02/21/28	6,907,427	6,595,004
Focus Financial Partners LLC
5.12% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/03/24	6,671,670	6,497,472
HarbourVest Partners, LP
4.76% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 03/03/25	6,154,741	5,927,816
Duff & Phelps
6.78% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 04/09/27	4,935,656	4,647,759
Nexus Buyer LLC
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	4,636,914	4,442,766
Citadel Securities, LP
5.65% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 02/02/28	4,443,750	4,309,327
Franchise Group, Inc.
7.56% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26	3,955,564	3,685,280
Trans Union LLC
5.37% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 12/01/28	3,712,911	3,589,940
Virtu Financial
6.12% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 01/13/29	3,600,000	3,441,384
Ryan Specialty Group LLC
6.13% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 09/01/27†††	3,528,000	3,404,520
Apex Group Treasury LLC
6.56% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 07/27/28†††	3,465,000	3,291,750
Cobham Ultra SeniorCo SARL
7.06% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 08/03/29	3,300,000	3,151,500
HighTower Holding LLC
6.73% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/21/28	2,679,750	2,477,107
HUB International Ltd.
5.98% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 04/25/25	2,128,338	2,047,205

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Blackstone Mortgage Trust, Inc.
6.53% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 05/09/29	1,845,375	$1,762,333
Zodiac Pool Solutions LLC
5.13% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 01/29/29	1,687,250	1,630,609
Total Financial		115,096,521

Communications — 9.1%
Xplornet Communications, Inc.
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 10/02/28	10,832,436	9,502,755
Zayo Group Holdings, Inc.
6.12% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/09/27	6,648,468	5,535,714
7.28% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 03/09/27	3,980,000	3,447,675
Titan AcquisitionCo New Zealand Ltd. (Trade Me)
4.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 10/18/28	9,452,500	8,916,827
UPC Broadband Holding BV
5.74% (1 Month USD LIBOR + 2.93%, Rate Floor: 2.93%) due 01/31/29	9,300,000	8,858,250
McGraw Hill LLC
8.32% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 07/28/28	8,616,970	7,927,612
Virgin Media Bristol LLC
5.32% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/31/28	7,916,233	7,542,428
WMG Acquisition Corp.
5.24% (1 Month USD LIBOR + 2.13%, Rate Floor: 2.13%) due 01/20/28	7,000,000	6,772,500
CSC Holdings LLC
5.07% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/17/25	6,779,964	6,445,237
Ziggo Financing Partnership
5.32% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 04/28/28	6,685,000	6,370,805
SBA Senior Finance II LLC
4.87% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/11/25	6,484,106	6,297,688
Playtika Holding Corp.
5.87% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/13/28	6,482,844	6,197,015

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Authentic Brands
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/27/24	5,353,601	$5,218,422
Cengage Learning Acquisitions, Inc.
7.81% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 07/14/26	5,132,198	4,634,221
SFR Group S.A.
6.20% (3 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 02/02/26	3,336,102	3,019,173
5.56% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/25	1,632,364	1,485,451
Radiate Holdco LLC
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/25/26	4,651,351	4,292,639
Telenet Financing USD LLC
4.82% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/28/28	4,000,000	3,785,000
Level 3 Financing, Inc.
4.87% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/01/27	2,588,000	2,454,149
Recorded Books, Inc.
7.08% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 08/29/25	2,200,000	2,112,000
Cincinnati Bell, Inc.
6.38% (1 Month Term SOFR + 3.35%, Rate Floor: 3.35%) due 11/22/28	992,500	949,902
Total Communications		111,765,463

Basic Materials — 3.7%
Messer Industries USA, Inc.
6.17% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/02/26	9,353,371	8,926,670
Illuminate Buyer LLC
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/30/27	7,640,935	6,905,495
CTEC III GmbH
4.33% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 03/16/29	EUR 7,500,000	6,455,528
Diamond BC BV
5.56% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 09/29/28	5,260,250	4,836,800
Ascend Performance Materials Operations LLC
8.42% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 08/27/26	3,385,851	3,308,823

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Asplundh Tree Expert LLC
4.87% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 09/07/27	3,242,614	$3,154,610
NIC Acquisition Corp.
7.42% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27	3,998,160	3,101,892
INEOS Ltd.
5.87% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 01/29/26	2,567,500	2,388,853
GrafTech Finance, Inc.
6.12% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.50%) due 02/12/25	1,921,721	1,792,005
W.R. Grace Holdings LLC
7.44% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 09/22/28	1,736,875	1,621,807
DCG Acquisition Corp.
7.62% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 09/30/26	1,695,766	1,578,470
Trinseo Materials Operating S.C.A.
5.62% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 05/03/28	1,580,000	1,445,210
Total Basic Materials		45,516,163

Energy — 0.7%
TransMontaigne Operating Company LP
6.52% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/17/28	3,870,750	3,660,298
AL GCX Holdings LLC
5.92% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 05/17/29	3,700,000	3,642,650
Permian Production Partners LLC
11.12% (1 Month USD LIBOR + 6.00%, Rate Floor: 9.12%) (in-kind rate was 2.00%) due 11/24/25†††,3	806,698	804,681
Total Energy		8,107,629

Utilities — 0.3%
Granite Generation LLC
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/09/26	3,486,157	3,329,280
Total Senior Floating Rate Interests
(Cost $1,199,226,571)		1,115,435,282

CORPORATE BONDS†† - 3.7%
Consumer, Non-cyclical — 1.7%
Nathan’s Famous, Inc.
6.63% due 11/01/25[4]	3,135,000	3,103,650
Sotheby’s
7.38% due 10/15/27[4]	2,875,000	2,640,659
CPI CG, Inc.
8.63% due 03/15/26[4]	2,689,000	2,499,587

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[4]	2,875,000	$2,461,949
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[4]	2,975,000	2,454,375
ADT Security Corp.
4.13% due 08/01/29[4]	2,875,000	2,386,250
Tenet Healthcare Corp.
4.38% due 01/15/30[4]	2,800,000	2,337,160
WW International, Inc.
4.50% due 04/15/29[4]	2,875,000	1,502,435
HCA, Inc.
4.50% due 02/15/27	1,500,000	1,400,266
Total Consumer, Non-cyclical		20,786,331

Communications — 0.7%
VZ Secured Financing BV
5.00% due 01/15/32[4]	3,500,000	2,614,836
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[4]	2,875,000	2,386,250
Altice France S.A.
5.50% due 10/15/29[4]	2,850,000	2,144,294
McGraw-Hill Education, Inc.
5.75% due 08/01/28[4]	1,575,000	1,315,150
Total Communications		8,460,530

Energy — 0.3%
Sabine Pass Liquefaction LLC
5.63% due 04/15/23	4,200,000	4,202,220

Consumer, Cyclical — 0.3%
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
4.63% due 01/15/29[4]	5,000,000	4,137,500

Industrial — 0.3%
New Enterprise Stone & Lime Company, Inc.
5.25% due 07/15/28[4]	2,875,000	2,376,259
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[4]	1,412,000	1,274,330
Total Industrial		3,650,589

Basic Materials — 0.2%
WR Grace Holdings LLC
4.88% due 06/15/27[4]	1,975,000	1,697,769
Mirabela Nickel Ltd.
due 06/24/19[5,6]	1,279,819	63,991
Total Basic Materials		1,761,760

Financial — 0.1%
Hunt Companies, Inc.
5.25% due 04/15/29[4]	1,850,000	1,416,601
Lincoln Financing SARL
3.88% (3 Month EURIBOR + 3.88%, Rate Floor: 3.88%) due 04/01/24◊,4	EUR 350,000	334,323
Total Financial		1,750,924

Total Corporate Bonds
(Cost $53,661,861)		44,749,854

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 0.8%
Residential Mortgage-Backed Securities — 0.8%
RALI Series Trust
2006-QO6, 3.44% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 06/25/46◊	10,477,997	2,484,583

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
2006-QO2, 3.52% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 02/25/46◊	416,751	$91,316
Washington Mutual Mortgage Pass-Through Certificates Trust
2007-OA6, 1.91% (1 Year CMT Rate + 0.81%, Rate Floor: 0.81%) due 07/25/47◊	2,403,359	1,968,320
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.94% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46◊	1,624,351	1,315,909
American Home Mortgage Assets Trust
2006-4, 3.29% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 10/25/46◊	2,312,072	1,278,351
Lehman XS Trust Series
2006-16N, 3.46% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 11/25/46◊	1,338,509	1,156,587
Nomura Resecuritization Trust
2015-4R, 2.20% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36◊,4	753,971	670,320
Alliance Bancorp Trust
2007-OA1, 3.56% (1 Month USD LIBOR + 0.48%, Rate Floor: 0.48%) due 07/25/37◊	381,105	320,572
Morgan Stanley Re-REMIC Trust
2010-R5, 2.40% due 06/26/36[4]	293,838	263,313
New Century Home Equity Loan Trust
2004-4, 3.88% (1 Month USD LIBOR + 0.80%, Rate Cap/Floor: 12.50%/0.80%) due 02/25/35◊	156,837	149,358
GSAA Home Equity Trust
2007-7, 3.62% (1 Month USD LIBOR + 0.54%, Rate Floor: 0.54%) due 07/25/37◊	132,112	127,230
Total Residential Mortgage-Backed Securities		9,825,859

Total Collateralized Mortgage Obligations
(Cost $12,773,455)		9,825,859

ASSET-BACKED SECURITIES†† - 0.1%
Collateralized Loan Obligations — 0.1%
Octagon Loan Funding Ltd.
2014-1A SUB, due 11/18/31[4,7]	2,071,948	645,826
Treman Park CLO Ltd.
2015-1A COM, due 10/20/28[4,7]	977,702	121,558
Avery Point II CLO Ltd.
2013-3X COM , due 01/18/25[7]	1,361,673	34,654

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
OHA Credit Partners IX Ltd.
2013-9A ACOM, due 10/20/25[4,7]	1,808,219	$1,989
Total Collateralized Loan Obligations		804,027

Total Asset-Backed Securities
(Cost $389,515)		804,027

Total Investments — 99.5%
(Cost $1,320,629,763)		$1,220,222,638
Other Assets & Liabilities, net — 0.5%		5,530,968
Total Net Assets — 100.0%		$1,225,753,606

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	EUR	Sell	21,930,000	21,962,676 USD	10/17/22	$448,999
Morgan Stanley Capital Services LLC	GBP	Sell	6,137,000	7,073,764 USD	10/17/22	218,143
JPMorgan Chase Bank, N.A.	GBP	Buy	127,000	137,627 USD	10/17/22	4,244
Citibank, N.A.	GBP	Buy	69,000	77,048 USD	10/17/22	32
JPMorgan Chase Bank, N.A.	EUR	Buy	1,053,000	1,043,835 USD	10/17/22	(10,825)
						$660,593

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
FLOATING RATE STRATEGIES FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at September 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2022.
[3]	Payment-in-kind security.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $40,786,383 (cost $48,146,779), or 3.3% of total net assets.

[5]	Security is in default of interest and/or principal obligations.
[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $63,991 (cost $1,160,811), or less than 0.01% of total net assets — See Note 9.

[7]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
CMT — Constant Maturity Treasury
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
LIBOR — London Interbank Offered Rate
REMIC — Real Estate Mortgage Investment Conduit
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
FLOATING RATE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$—	$—	$568,337		$568,337
Preferred Stocks	—	—	—	*	—
Exchange-Traded Funds	35,247,923	—	—		35,247,923
Money Market Fund	13,591,356	—	—		13,591,356
Senior Floating Rate Interests	—	1,043,964,544	71,470,738		1,115,435,282
Corporate Bonds	—	44,749,854	—		44,749,854
Collateralized Mortgage Obligations	—	9,825,859	—		9,825,859
Asset-Backed Securities	—	804,027	—		804,027
Forward Foreign Currency Exchange Contracts**	—	671,418	—		671,418
Total Assets	$48,839,279	$1,100,015,702	$72,039,075		$1,220,894,056

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$10,825	$—	$10,825
Unfunded Loan Commitments (Note 8)	—	—	542,584	542,584
Total Liabilities	$—	$10,825	$542,584	$553,409

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
FLOATING RATE STRATEGIES FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2022	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$567,837	Enterprise Value	Valuation Multiple	2.6x-12.3x	4.2x
Common Stocks	500	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	2,376,048	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	64,854,318	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	4,240,372	Yield Analysis	Yield	7.5%	—
Total Assets	$72,039,075

Liabilities:
Unfunded Loan Commitments	$542,584	Model Price	Purchase price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2022, the Fund had securities with a total value of $8,409,892 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $1,992,028 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2022
FLOATING RATE STRATEGIES FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2022:

	Assets				Liabilities
	Asset-Backed Securities	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$90	$14,390,405	$785,225	$15,175,720	$(7,155)
Purchases/(Receipts)	—	59,763,080	—	59,763,080	(78,932)
(Sales, maturities and paydowns)/Fundings	—	(6,930,777)	(1,316)	(6,932,093)	93,369
Amortization of premiums/discounts	—	500,315	—	500,315	15,524
Total realized gains (losses) included in earnings	(723,185)	(4,664)	(10,513)	(738,362)	(77,967)
Total change in unrealized appreciation (depreciation) included in earnings	723,095	(2,665,485)	(205,059)	(2,147,449)	(487,423)
Transfers into Level 3	—	8,409,892	—	8,409,892	—
Transfers out of Level 3	—	(1,992,028)	—	(1,992,028)	—
Ending Balance	$—	$71,470,738	$568,337	$72,039,075	$(542,584)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2022	$—	$(2,597,675)	$(212,050)	$(2,809,725)	$(478,027)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22
Common Stocks
BP Holdco LLC*	$172,216	$—	$—	$—	$(24,088)	$148,128	244,278
Targus Group International Equity, Inc.*	31,108	—	—	—	1,017	32,125	12,773
	$203,324	$—	$—	$—	$(23,071)	$180,253

*	Non-income producing security.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
FLOATING RATE STRATEGIES FUND

September 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $1,320,538,482)	$1,220,042,385
Investments in affiliated issuers, at value (cost $91,281)	180,253
Foreign currency, at value (cost 112,250)	113,094
Cash	6,314,009
Unrealized appreciation on forward foreign currency exchange contracts	671,418
Prepaid expenses	87,520
Receivables:
Securities sold	14,143,868
Interest	4,530,364
Fund shares sold	1,117,696
Other assets	7,850
Total assets	1,247,208,457

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $63,798)	542,584
Segregated cash due to broker	1,015,000
Unrealized depreciation on forward foreign currency exchange contracts	10,825
Payable for:
Securities purchased	12,949,895
Fund shares redeemed	5,414,296
Management fees	608,816
Distributions to shareholders	577,562
Distribution and service fees	81,531
Transfer agent/maintenance fees	58,367
Fund accounting/administration fees	13,670
Trustees’ fees*	8,442
Due to Investment Adviser	1,522
Miscellaneous	172,341
Total liabilities	21,454,851
Net assets	$1,225,753,606

Net assets consist of:
Paid in capital	$1,481,526,713
Total distributable earnings (loss)	(255,773,107)
Net assets	$1,225,753,606

A-Class:
Net assets	$154,159,924
Capital shares outstanding	6,597,796
Net asset value per share	$23.37
Maximum offering price per share (Net asset value divided by 97.00%)	$24.09

C-Class:
Net assets	$47,182,768
Capital shares outstanding	2,020,135
Net asset value per share	$23.36

P-Class:
Net assets	$43,603,241
Capital shares outstanding	1,865,344
Net asset value per share	$23.38

Institutional Class:
Net assets	$979,085,690
Capital shares outstanding	41,866,084
Net asset value per share	$23.39

R6-Class:
Net assets	$1,721,983
Capital shares outstanding	73,638
Net asset value per share	$23.38

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

STATEMENT OF OPERATIONS
FLOATING RATE STRATEGIES FUND

Year Ended September 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers	$2,119,744
Interest from securities of unaffiliated issuers	53,783,988
Total investment income	55,903,732

Expenses:
Management fees	7,873,587
Distribution and service fees:
A-Class	374,104
C-Class	516,181
P-Class	107,299
Transfer agent/maintenance fees:
A-Class	111,254
C-Class	56,248
P-Class	38,600
Institutional Class	710,995
R6-Class	707
Fund accounting/administration fees	720,264
Line of credit fees	270,762
Professional fees	82,493
Custodian fees	31,144
Trustees’ fees*	7,292
Interest expense	3,293
Miscellaneous	165,048
Recoupment of previously waived fees:
A-Class	42,546
C-Class	20,226
P-Class	17,700
Institutional Class	367,408
R6-Class	1,043
Total expenses	11,518,194

Less:
Expenses reimbursed by Adviser:
A-Class	(124,403)
C-Class	(66,674)
P-Class	(47,678)
Institutional Class	(780,679)
R6-Class	(793)
Expenses waived by Adviser	(22,121)
Earnings credits applied	(831)
Total waived/reimbursed expenses	(1,043,179)
Net expenses	10,475,015
Net investment income	45,428,717

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(6,404,668)
Forward foreign currency exchange contracts	5,456,723
Foreign currency transactions	234,478
Net realized loss	(713,467)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(93,536,497)
Investments in affiliated issuers	(23,071)
Forward foreign currency exchange contracts	(88,011)
Foreign currency translations	1,994
Net change in unrealized appreciation (depreciation)	(93,645,585)
Net realized and unrealized loss	(94,359,052)
Net decrease in net assets resulting from operations	$(48,930,335)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FLOATING RATE STRATEGIES FUND

	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$45,428,717	$27,738,320
Net realized (loss) on investments	(713,467)	(13,132,511)
Net change in unrealized appreciation (depreciation) on investments	(93,645,585)	44,500,462
Net increase (decrease) in net assets resulting from operations	(48,930,335)	59,106,271

Distributions:
Distributions to shareholders:
A-Class	(5,383,798)	(3,412,072)
C-Class	(1,451,264)	(1,100,775)
P-Class	(1,548,137)	(813,511)
Institutional Class	(37,281,786)	(14,371,249)
R6-Class	(115,580)	(41,286)
Return of capital
A-Class	—	(1,376,939)
C-Class	—	(423,452)
P-Class	—	(329,918)
Institutional Class	—	(6,123,159)
R6-Class	—	(15,347)
Total distributions to shareholders	(45,780,565)	(28,007,708)

Capital share transactions:
Proceeds from sale of shares
A-Class	86,259,585	42,886,643
C-Class	18,060,964	11,618,216
P-Class	22,630,959	11,762,196
Institutional Class	926,922,817	417,183,606
R6-Class	21,224,287	425,184
Distributions reinvested
A-Class	4,723,427	3,444,538
C-Class	1,239,205	1,263,416
P-Class	1,548,137	1,140,824
Institutional Class	31,534,585	16,416,134
R6-Class	113,860	56,275
Cost of shares redeemed
A-Class	(49,092,897)	(68,575,988)
C-Class	(20,703,994)	(26,924,208)
P-Class	(12,692,806)	(12,084,110)
Institutional Class	(614,692,477)	(247,889,580)
R6-Class	(20,581,634)	(924,217)
Net increase from capital share transactions	396,494,018	149,798,929
Net increase in net assets	301,783,118	180,897,492

Net assets:
Beginning of year	923,970,488	743,072,996
End of year	$1,225,753,606	$923,970,488

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
FLOATING RATE STRATEGIES FUND

	Year Ended September 30, 2022	Year Ended September 30, 2021
Capital share activity:
Shares sold
A-Class	3,504,723	1,722,444
C-Class	730,311	466,982
P-Class	908,598	472,737
Institutional Class	37,486,066	16,736,374
R6-Class	844,995	17,355
Shares issued from reinvestment of distributions
A-Class	194,916	138,927
C-Class	51,183	51,013
P-Class	64,407	45,989
Institutional Class	1,301,654	660,993
R6-Class	4,639	2,270
Shares redeemed
A-Class	(2,019,443)	(2,751,886)
C-Class	(846,761)	(1,086,812)
P-Class	(519,050)	(487,616)
Institutional Class	(25,255,077)	(9,995,214)
R6-Class	(826,042)	(37,009)
Net increase in shares	15,625,119	5,956,547

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018
Per Share Data
Net asset value, beginning of period	$25.09	$24.08	$25.23	$25.92	$26.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.87	.83	1.02	1.17	1.04
Net gain (loss) on investments (realized and unrealized)	(1.72)	1.02	(1.16)	(.67)	(.07)
Total from investment operations	(.85)	1.85	(.14)	.50	.97
Less distributions from:
Net investment income	(.87)	(.83)	(.83)	(1.19)	(1.06)
Return of capital	—	(.01)	(.18)	—	—
Total distributions	(.87)	(.84)	(1.01)	(1.19)	(1.06)
Net asset value, end of period	$23.37	$25.09	$24.08	$25.23	$25.92

Total Return[b]	(3.47%)	7.83%	(0.50%)	2.01%	3.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$154,160	$123,392	$139,857	$235,752	$431,562
Ratios to average net assets:
Net investment income (loss)	3.57%	3.36%	4.23%	4.60%	4.02%
Total expenses[c]	1.11%	1.09%	1.25%	1.23%	1.15%
Net expenses[d,e,f]	1.02%	1.05%	1.10%	1.07%	1.03%
Portfolio turnover rate	30%	57%	20%	10%	33%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018
Per Share Data
Net asset value, beginning of period	$25.08	$24.07	$25.22	$25.91	$26.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.68	.65	.84	.98	.85
Net gain (loss) on investments (realized and unrealized)	(1.71)	1.02	(1.16)	(.67)	(.07)
Total from investment operations	(1.03)	1.67	(.32)	.31	.78
Less distributions from:
Net investment income	(.69)	(.65)	(.68)	(1.00)	(.87)
Return of capital	—	(.01)	(.15)	—	—
Total distributions	(.69)	(.66)	(.83)	(1.00)	(.87)
Net asset value, end of period	$23.36	$25.08	$24.07	$25.22	$25.91

Total Return[b]	(4.15%)	7.03%	(1.24%)	1.26%	3.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,183	$52,308	$63,891	$112,481	$172,906
Ratios to average net assets:
Net investment income (loss)	2.78%	2.61%	3.47%	3.86%	3.29%
Total expenses[c]	1.91%	1.86%	1.96%	1.93%	1.87%
Net expenses[d,e,f]	1.77%	1.80%	1.85%	1.82%	1.78%
Portfolio turnover rate	30%	57%	20%	10%	33%

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018
Per Share Data
Net asset value, beginning of period	$25.10	$24.09	$25.24	$25.93	$26.02
Income (loss) from investment operations:
Net investment income (loss)[a]	.88	.83	1.04	1.17	1.05
Net gain (loss) on investments (realized and unrealized)	(1.73)	1.02	(1.18)	(.67)	(.08)
Total from investment operations	(.85)	1.85	(.14)	.50	.97
Less distributions from:
Net investment income	(.87)	(.83)	(.83)	(1.19)	(1.06)
Return of capital	—	(.01)	(.18)	—	—
Total distributions	(.87)	(.84)	(1.01)	(1.19)	(1.06)
Net asset value, end of period	$23.38	$25.10	$24.09	$25.24	$25.93

Total Return	(3.47%)	7.83%	(0.50%)	2.01%	3.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,603	$35,430	$33,251	$135,036	$385,306
Ratios to average net assets:
Net investment income (loss)	3.58%	3.36%	4.26%	4.59%	4.05%
Total expenses[c]	1.14%	1.06%	1.37%	1.22%	1.15%
Net expenses[d,e,f]	1.02%	1.05%	1.10%	1.07%	1.03%
Portfolio turnover rate	30%	57%	20%	10%	33%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018
Per Share Data
Net asset value, beginning of period	$25.11	$24.10	$25.25	$25.95	$26.03
Income (loss) from investment operations:
Net investment income (loss)[a]	.94	.89	1.09	1.23	1.11
Net gain (loss) on investments (realized and unrealized)	(1.73)	1.02	(1.17)	(.68)	(.07)
Total from investment operations	(.79)	1.91	(.08)	.55	1.04
Less distributions from:
Net investment income	(.93)	(.89)	(.88)	(1.25)	(1.12)
Return of capital	—	(.01)	(.19)	—	—
Total distributions	(.93)	(.90)	(1.07)	(1.25)	(1.12)
Net asset value, end of period	$23.39	$25.11	$24.10	$25.25	$25.95

Total Return	(3.20%)	8.08%	(0.26%)	2.21%	4.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$979,086	$711,583	$504,449	$1,065,820	$2,227,970
Ratios to average net assets:
Net investment income (loss)	3.84%	3.59%	4.48%	4.83%	4.28%
Total expenses[c]	0.87%	0.85%	0.97%	0.92%	0.84%
Net expenses[d,e,f]	0.78%	0.81%	0.85%	0.83%	0.79%
Portfolio turnover rate	30%	57%	20%	10%	33%

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019[g]
Per Share Data
Net asset value, beginning of period	$25.11	$24.10	$25.25	$25.38
Net investment income (loss)[a]	.82	.91	1.13	.69
Net gain (loss) on investments (realized and unrealized)	(1.62)	1.01	(1.21)	(.14)
Total from investment operations	(.80)	1.92	(.08)	.55
Less distributions from:
Net investment income	(.93)	(.90)	(.88)	(.68)
Return of capital	—	(.01)	(.19)	—
Total distributions	(.93)	(.91)	(1.07)	(.68)
Net asset value, end of period	$23.38	$25.11	$24.10	$25.25

Total Return	(3.25%)	8.06%	(0.22%)	2.20%

Net assets, end of period (in thousands)	$1,722	$1,257	$1,625	$71,680
Net investment income (loss)	3.31%	3.66%	4.56%	4.89%
Total expenses[c]	0.82%	0.83%	0.86%	0.85%
Net expenses[d,e,f]	0.79%	0.82%	0.84%	0.84%
Portfolio turnover rate	30%	57%	20%	10%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

FINANCIAL HIGHLIGHTS (concluded)
FLOATING RATE STRATEGIES FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	0.03%	—	0.00%*	—	—
C-Class	0.04%	—	0.00%*	—	0.01%
P-Class	0.04%	0.00%*	0.00%*	—	—
Institutional Class	0.04%	0.00%*	0.00%*	—	—
R6-Class	0.03%	0.01%	0.00%*	0.00%*	N/A

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	1.00%	1.01%	1.02%	1.02%	1.02%
C-Class	1.75%	1.76%	1.77%	1.77%	1.77%
P-Class	1.00%	1.01%	1.02%	1.02%	1.02%
Institutional Class	0.76%	0.77%	0.78%	0.78%	0.78%
R6-Class[g]	0.76%	0.77%	0.78%	0.78%	N/A

[g]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2022, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Floating Rate Strategies Fund (the “Fund”), a diversified investment company. At September 30, 2022, A-Class, C-Class, P-Class, Institutional Class, and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM” or the “ Adviser”) which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Partners Advisors, LLC (“GPA” or the “Sub-Adviser”) assists GPIM in the supervision and direction of the investment strategy of the Fund in accordance with its investment policies. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, GFD and GPA are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and/or other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly review the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

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Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Designee Procedures, the Adviser is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are generally valued at the last quoted sale price.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing services.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining

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NOTES TO FINANCIAL STATEMENTS (continued)

information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(c) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

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(d) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(e) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2022, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if

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NOTES TO FINANCIAL STATEMENTS (continued)

the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(h) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

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NOTES TO FINANCIAL STATEMENTS (continued)

(j) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2022, are disclosed in the Statement of Operations.

(k) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.58% at September 30, 2022.

(l) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes forward foreign currency exchange contracts. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$700,856	$30,483,746

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2022:

Forward Foreign Currency Exchange Risk
Asset Derivative Investments Value	$671,418
Liability Derivative Investments Value	$10,825

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The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$5,456,723

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$(88,011)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral

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NOTES TO FINANCIAL STATEMENTS (continued)

received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs over-the-counter (“OTC”) derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$671,418	$—	$671,418	$(4,244)	$(667,142)	$32

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$10,825	$—	$10,825	$(4,244)	$—	$6,581

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2022.

Counterparty	Asset Type	Cash Pledged	Cash Received
BofA Securities, Inc.	Forward foreign currency exchange contracts	$—	$635,000
Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts	—	380,000

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although

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NOTES TO FINANCIAL STATEMENTS (continued)

quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.65% of the average daily net assets of the Fund up to $5 billion; and 0.60% of the average daily net assets in excess of $5 billion.

Pursuant to an Investment Sub-Advisory Agreement between the Adviser and GPA, GPA, under the oversight supervision of the Board and the Adviser, assists the Adviser in the supervision and direction of the investment strategy of the Fund in accordance with its investment policies. As compensation for its services, the Adviser pays GPA a fee, payable monthly, in an amount equal to 0.005% of the Fund’s average daily net assets.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	1.02%	11/30/12	02/01/24
C-Class	1.77%	11/30/12	02/01/24
P-Class	1.02%	05/01/15	02/01/24
Institutional Class	0.78%	11/30/12	02/01/24
R6-Class	0.78%	03/13/19	02/01/24

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2022, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2023	2024	2025	Fund Total
A-Class	$272,258	$62,574	$114,896	$449,728
C-Class	99,862	35,328	63,710	198,900
P-Class	205,400	3,944	45,054	254,398
Institutional Class	804,754	224,572	717,446	1,746,772
R6-Class	1,025	279	1,027	2,331

For the year ended September 30, 2022, GI recouped $448,923 from the Fund.

For the year ended September 30, 2022, GFD retained sales charges of $144,088 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services,

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NOTES TO FINANCIAL STATEMENTS (continued)

MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2022 was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$45,780,565	$—	$—	$45,780,565

The tax character of distributions paid during the year ended September 30, 2021 was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$19,738,893	$—	$8,268,815	$28,007,708

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2022 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$3,195,529	$—	$(107,763,511)	$(145,637,098)	$(5,568,027)	$(255,773,107)

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NOTES TO FINANCIAL STATEMENTS (continued)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2022, capital loss carryforwards for the Fund were as follows:

Unlimited
Short-Term	Long-Term	Total Capital Loss Carryforward
$(2,032,521)	$(143,604,577)	$(145,637,098)

For the year ended September 30, 2022, the following capital loss carryforward amounts were utilized:

Utilized
$40,650

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to foreign currency gains and losses, distribution payable, and investments in CLO securities and partnerships. Additional differences may result from the tax treatment of bond premium/discount amortization, losses deferred due to wash sales, and the “mark-to-market” of forward foreign currency exchange contracts. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of September 30, 2022 for permanent book/tax differences.

At September 30, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$1,327,505,774	$—	$(107,283,136)	$(107,283,136)

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 7 – Securities Transactions

For the year ended September 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$749,053,699	$347,044,784

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2022, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Loss
$569,625	$9,572,375	$(462,877)

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2022. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2022, were as follows:

Borrower	Maturity Date	Face Amount	Value
Athenahealth Group, Inc.	02/15/29	$1,415,942	$150,090
Aveanna Healthcare LLC	07/17/28	260,034	53,307
Dermatology Intermediate Holdings III, Inc.	04/02/29	694,816	34,741
Hillman Group, Inc.	07/14/28	800,000	37,600
Icebox Holdco	12/22/28	1,242,857	80,786
Medical Solutions Parent Holdings, Inc.	11/01/28	1,283,400	64,170
Osmosis Holdings Australia II Pty Ltd.	07/31/28	1,157,407	83,183
TGP Holdings LLC	06/29/28	178,482	38,707
		$7,032,938	$542,584

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Restricted Securities

The security below is considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Mirabela Nickel Ltd. due 06/24/19[1]	12/31/13	$1,160,811	$63,991

[1]	Security is in default of interest and/or principal obligations.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committe $1,230,000,000 line of credit from Citibank, N.A., which was in place through September 30, 2022, at which time a new line of credit was entered into in the amount of $1,150,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2022.

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Floating Rate Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Floating Rate Strategies Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, transfer agent, brokers, and paying agents; when replies were not received from brokers or paying agents, we performed

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2022

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2022.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2022, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2022, the Fund had the corresponding percentages qualify as interest related dividends as permitted by IRC Section 871(k)(1). See qualified interest income columnin the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income
3.94%	3.94%	99.45%

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(continued)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Core Bond Fund
(“Core Bond Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund
(“High Yield Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

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OTHER INFORMATION (Unaudited)(continued)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) Core Bond Fund; (iii) High Yield Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund;1 (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Independent Trustees and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

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OTHER INFORMATION (Unaudited)(continued)

Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).2 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for Capital Stewardship Fund, which is addressed in a separate report.3

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 19, 2022 (the “April Meeting”) and on May 24-25, 2022 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees,

[2]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[3]

Because shares of Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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OTHER INFORMATION (Unaudited)(continued)

expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

At a meeting held by videoconference on April 29, 2022 (the “Special Meeting”), the Board met to consider a new sub-advisory agreement with Guggenheim Partners Advisors, LLC (“GPA” or a “Sub-Adviser”) for each of Floating Rate Strategies Fund, High Yield Fund, Core Bond Fund, Macro Opportunities Fund, Municipal Income Fund, Total Return Bond Fund and Ultra Short Duration Fund (collectively, the “GPA Sub-Advised Funds”) (collectively, the “GPA Sub-Advisory Agreements”).4 Under the GPA Sub-Advisory Agreements, GPA assists Security Investors and GPIM in the direction and supervision of the investment strategies of the GPA Sub-Advised Funds. At the Special Meeting, the Board approved the GPA Sub-Advisory Agreements for an annual term. At the May Meeting, the Committee also considered a renewal of the GPA Sub-Advisory Agreements so that they would have a consistent term with the GPIM Sub-Advisory Agreement, the Security Investors Advisory Agreements and the GPIM Advisory Agreement (together, the “Current Advisory Agreements”) (The GPA Sub-Advisory Agreements along with the GPIM Sub-Advisory Agreement are referred to hereafter as the “Sub-Advisory Agreements” and the Current Advisory Agreements along with the GPA Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements.”)

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the GPA Sub-Advisory Agreements and the renewal of each of the Advisory Agreements for an additional annual term.

[4]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of April 29, 2022. The Board, including the Independent Trustees, relied on this relief in voting to approve the GPA

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities. For example, the Committee noted as of March 31, 2022, both Security Investors and GPIM had entered into a Macroeconomic Services Agreement, at no fee, with GPA which, as noted above, is a Guggenheim affiliate, to receive certain global and sector macroeconomic analysis and insight along with other

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OTHER INFORMATION (Unaudited)(continued)

guidance.5 As a result, in evaluating the services provided to the Municipal Income Fund under the GPIM Sub-Advisory Agreement and the GPA Sub-Advised Funds under the GPA Sub-Advisory Agreements, the Committee did not separately consider the contributions under the Investment Advisory Agreements and the Sub-Advisory Agreements.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2021, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2022 and April 30, 2022.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

[5]

Consequently, except where the context indicates otherwise, references to “Adviser,” “Advisers” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Advisory Agreements.

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OTHER INFORMATION (Unaudited)(continued)

In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 96th and 88th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, long exposure to value and short exposure to growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee noted that, as of March 31, 2022, and April 30, 2022, there was no material change in performance for the three- and five- year periods, and that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy. The Committee also noted management’s statement that the quantitative investment methodology that the Fund employs was updated and that the Fund experienced performance ranking in the top half of the peer universe for the one-year period ended December 31, 2021.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 87th and 82nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee further noted management’s statement that the Fund’s allocation process was updated in 2021 and that the Fund experienced performance ranking in the top half of the peer universe for the one-year period ended December 31, 2021. The Committee noted that as of March 31, 2022, the five-year and three-year performance rankings had improved to the 74th and 62nd percentiles, respectively, with no material change thereafter to these rankings as of April 30, 2022.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 74th and 89th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s conservative positioning in recent years, notably underweights in duration and credit risks, contributed to relative underperformance. The Committee also noted management’s statement that, although the Fund’s defensive positioning resulted in top quartile performance relative to its peers during the first quarter of 2020, it has since led to underperformance relative to its peers. The Committee noted that, as of March 31, 2022 and April 30, 2022, the five-year and three-year performance rankings had not improved.

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OTHER INFORMATION (Unaudited)(continued)

Small Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 90th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s lack of exposure to higher-risk, lower-quality stocks that rallied between September 2020 through December 2021. The Committee also noted management’s statement that stock selection in several sectors detracted from performance. The Committee noted that, as of March 31, 2022, the five-year and three-year performance rankings had improved to the 72nd and 63rd percentiles, respectively, and as of April 30, 2022, the five-year and three-year performance rankings had improved to the 66th and 49th percentiles, respectively.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and the rationale for continuing the strategy and/or efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee (which includes the sub-advisory fees paid to the Sub-Advisers), net effective management fee6 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing

[6]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (100th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (29th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In addition, the Committee noted the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year period ended December 31, 2021. In addition, the Committee considered management’s statement that the Fund’s net advisory fee is reasonable and competitive, especially in light of the Fund’s strong prior performance. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The Committee noted that the Fund is categorized

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OTHER INFORMATION (Unaudited)(continued)

as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three- and five-year periods ended December 31, 2021. The Committee also took into account the Fund’s currently effective expense limitation agreement with a breakpoint of 5 basis points on average daily net assets above $5 billion.

Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (36th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The Committee considered the Adviser’s statement that the Fund’s total expense ratio is competitive and in-line with the peer group average and median and that the Fund’s contractual advisory fee is competitive. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (50th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the three- and five-year periods ended December 31, 2021. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser. Additionally, the Committee considered management’s statement that the Fund’s net advisory fee is reasonable and competitive, especially in light of the Fund’s strong prior performance.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2021, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2020. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

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OTHER INFORMATION (Unaudited)(continued)

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s overall expenses increased in 2021, which was primarily attributable to increased expenses in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support

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OTHER INFORMATION (Unaudited)(continued)

the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreements

Nature, Extent and Quality of Services Provided by the Sub-Advisers: As noted above, because both the Advisers (Security Investors and GPIM) and the Sub-Advisers (GPIM and GPA) for Municipal Income Fund and the GPA Sub-Advised Funds, respectively, are part of and do business as Guggenheim Investments and the services provided by the Advisers on the one hand and the Sub-Advisers on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Advisory Agreements and Sub-Advisory Agreements. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Advisers’ abilities to carry out their responsibilities under their respective Sub-Advisory Agreements, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreements, including the scope of services required to be performed by each Sub-Adviser.

Investment Performance: The Committee considered the returns of each Fund under its evaluation of the Advisory Agreements.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Advisers from Their Relationships with each Fund: The Committee considered that the Sub-Advisory Agreements are with affiliates of each Adviser, that each Adviser compensates each Sub-Adviser from its own fees so that the sub-advisory fee rate for each Fund does not impact the fees paid by such Fund and that the GPIM’s revenues were included in the calculation of Guggenheim Investments’ profitability. Because GPA is a new Sub-Adviser, the amounts that will be paid to it by the Advisers were previously included in the calculation of Guggenheim Investments’ profitability as part of the Advisers’ revenues and in the future will continue to be included in the calculation of Guggenheim Investments’ profitability as a part of GPA’s revenue.

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OTHER INFORMATION (Unaudited)(concluded)

Given its conclusion of the reasonableness of the advisory fees, the Committee concluded that the GPIM sub-advisory fee rate for the Municipal Income Fund and GPA sub-advisory fee rates for the GPA Sub-Advised Funds were reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Advisers’ fees are paid by the Advisers and not the Municipal Income Fund or the GPA Sub-Advised Funds, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the initial approval of the GPA Sub-Advisory Agreement and the continuation of each Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors. At the Special Meeting, the Board, including all of the Independent Trustees approved the GPA Sub-Advisory Agreements for an initial annual term and at the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Member, Board of Directors, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since August 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (August 2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-August 2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law. We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority. We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at
CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2021, to March 31, 2022. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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9.30.2022

Guggenheim Funds Annual Report

Guggenheim Total Return Bond Fund

GuggenheimInvestments.com	TRB-ANN-0922x0923

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
TOTAL RETURN BOND FUND	9
NOTES TO FINANCIAL STATEMENTS	96
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	127
OTHER INFORMATION	129
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	144
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	153
LIQUIDITY RISK MANAGEMENT PROGRAM	157

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2022

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Total Return Bond Fund (the “Fund”) for the annual fiscal period ended September 30, 2022.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2022

Total Return Bond Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2022

Equity and fixed income markets declined during the 12-month period ended September 30, 2022, amid continued market volatility, Federal Reserve policy, and global economic headwinds.

The Federal Reserve (the “Fed”) has abandoned talk of a soft or even “softish” landing, with the latest Summary of Economic Projections pointing to a 90-basis-point rise in the unemployment rate, an increase never before experienced without a recession. One basis point equals 0.01%. The seemingly endless string of upside inflation surprises has cemented the Fed’s view that the labor market needs to soften and economic activity needs to weaken further, which could require interest rates heading even higher.

Signs are indicating that the economy is heading in the direction the Fed wants. While gross domestic product (“GDP”) rebounded in the third quarter of 2022 to an inflation-adjusted 2.6%, private domestic demand (consumption and fixed investment) continued to slow, growing just 0.1%. The slowdown was led by a significant contraction in housing activity, historically the first sector to be hit by rising rates, cutting about 1.4 percentage points from GDP’s growth rate. The sharp tightening in financial conditions indicates a broader economic slowdown is ahead, which may help to loosen up the labor market. Signs of a labor market slowdown are already evident, with monthly job growth at less than half the pace of early 2022, wage growth cooling, and job openings falling sharply.

Inflation remains high, but a variety of factors point to a substantial moderation in 2023. Goods prices have stopped rising, and supply chain improvement and input and import costs suggest outright deflation could lie ahead. Services inflation is now the main price stability concern, but even the Bureau of Labor Statistics and several Fed speakers have acknowledged that the lagged data on home rental prices doesn’t reflect the sharp slowdown in market rents that has taken place (and that would start to show up in the data next year).

With the economy cooling and inflation likely to fall, it is fair to expect that rate hikes are nearly coming to an end, particularly with rising strains in financial markets and overseas. But having been repeatedly burned by expectations that inflation would cool and fearing a replay of the “stop-start” rate hike campaigns of the 1970s, the Fed will likely err on the side of overdoing it with rate hikes, viewing a recession as the “least bad” outcome for the economy.

For the 12-month period ended September 30, 2022, the S&P 500® Index* returned -15.47%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -25.13%. The return of the MSCI Emerging Markets Index* was -28.11%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -14.60% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -14.14%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.62% for the 12-month period.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2022

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2022 and ending September 30, 2022.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	0.85%	(11.11%)	$1,000.00	$888.90	$4.02
C-Class	1.60%	(11.41%)	1,000.00	885.90	7.56
P-Class	0.85%	(11.08%)	1,000.00	889.20	4.03
Institutional Class	0.56%	(10.97%)	1,000.00	890.30	2.65
R6-Class	0.56%	(10.96%)	1,000.00	890.40	2.65

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	0.85%	5.00%	$1,000.00	$1,020.81	$4.31
C-Class	1.60%	5.00%	1,000.00	1,017.05	8.09
P-Class	0.85%	5.00%	1,000.00	1,020.81	4.31
Institutional Class	0.56%	5.00%	1,000.00	1,022.26	2.84
R6-Class	0.56%	5.00%	1,000.00	1,022.26	2.84

[1]

Annualized and excludes expenses of the underlying funds in which the Fund invests, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the Fund would be 0.77%, 1.52%, 0.77%, 0.48% and 0.47% for the A-Class, C-Class, P-Class, Institutional Class and R6-Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2022 to September 30, 2022.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2022

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment adviser to Guggenheim Total Return Bond Fund (“Fund”). Guggenheim Partners Advisors, LLC, an affiliate of GPIM, serves as the Fund’s sub-adviser (“GPA” or the “Sub-Adviser”). The Fund is managed by a team of seasoned professionals at GPIM and GPA. This team includes B. Scott Minerd, Chairman of Guggenheim Investments, Chief Investment Officer of GPA, and Global Chief Investment Officer and Managing Partner of Guggenheim Partners, LLC; Anne B. Walsh, CFA, JD, Chief Investment Officer, Fixed Income, Portfolio Manager, and Managing Partner of GPIM; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, Senior Managing Director, and Portfolio Manager of GPIM; and Adam J. Bloch, Managing Director and Portfolio Manager of GPIM. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund returned -16.82%1, underperforming the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -14.60% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Fund ended the Reporting Period down -16.82% while the Benchmark finished down -14.60%. The dramatic rise in interest rates drove the majority of absolute performance, detracting roughly -13.7% from the Fund’s performance over Reporting Period. The Fund’s performance from duration did, however, outperform the Benchmark on a relative basis, largely as a result of the Fund’s curve positioning over the Reporting Period. The Fund’s bear flattener bias benefitted performance as the rise in front end yields outpaced that of longer maturity yields. Bear flattening refers to the yield curve for bonds in which short-term interest rates rise more rapidly than long-term interest rates. The performance effect from the widening in credit spreads was negative on both an absolute and relative basis given the Fund’s overweight credit allocation versus the Benchmark. Over the Reporting Period, we saw spreads in Investment Grade Corporates, High Yield Corporates, and AAA CLOs widen by 75 basis points, 263 basis points, and 102 basis points, respectively. Carry positively contributed about 3.8% on an absolute basis and 1.2% on a relative basis to performance. Carry refers to the excess return accruing to higher yielding securities over lower yielding securities, assuming prices remain constant.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, the Fund used forwards, options, and swaps to help manage duration positioning, foreign exchange risk, and credit exposure. Over the Reporting Period, interest rate swaps and interest rate curve caps detracted from performance while performance from swaptions was immaterial. Options on equities, which functioned as hedges to the Fund’s

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(continued)	September 30, 2022

credit positioning, contributed to performance. Performance from credit default swaps and credit default swap index (CDX) positions were immaterial. In addition, the Fund hedged non-USD exposure with foreign-exchange derivatives, which had a positive impact on performance over the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

At 37% of net asset value (“NAV”), securitized credit continues to be a significant and growing asset class allocation within the Fund. As tail risks have risen across the market, we have increased our allocation to high grade pockets of securitized credit, picking credit quality and structural protection at attractive spreads versus comparably rated corporate credit. We believe a unique opportunity has emerged in securitized credit in that investors are now able to source investments at steep dollar price discounts given both the rise in interest rates and widening in credit spreads that have occurred year-to-date. We believe this dynamic presents a compelling total return opportunity as investors are now able to capture not only the traditional yield advantage offered by the sector in the form of higher coupons relative to similarly rated corporates, but also an accretion to par should rates fall or spreads tighten. In more normal market environments, the value proposition of much of securitized credit is typically limited to a carry advantage (i.e., the offered coupon) given the room for price appreciation above par ($100) is limited due to call structures. To this end, our buying efforts have been concentrated in the secondary market in subsectors like AA-rated CLOs which as of the end of the Reporting Period traded around $94.98 // +273dm (using Palmer Square CLO Index as a proxy). In primary markets, we are finding opportunities in the Non-Agency Residential Mortgage-Backed Securities (“RMBS”) sector in senior tranches of Non-Qualified Mortgage deals, which price at dollar price discounts and offer yields and spreads comparable to BB-rated corporate credit.

Corporate credit totaled approximately 45% of the Fund’s NAV, with roughly 29% Investment Grade rated and 16% High Yield. While fundamental credit metrics, such as leverage and interest coverage, generally still show improving or healthy trends across sectors we expect them to start gradually deteriorating over the next several quarters and for default rates to pick up. However, all spread asset classes have already materially re-priced lower this year due to tighter financial conditions. Credit spread valuations are broadly in their 70th – 80th widest percentiles versus long term historical ranges, and absolute yields are at the highest levels since 2009. At current valuations the long-term value across credit assets is compelling although we expect volatility to remain elevated in the near-term. The Fund has taken advantage of dislocations across corporate credit by purchasing high credit quality investment grade corporates at attractive absolute yields, while simultaneously trimming lower grade categories, like leveraged loans, that have performed well on a relative basis this year and have greater risks going into a potential economic slowdown.

We continued to add duration incrementally throughout the Reporting Period as rates continued to climb and hawkish rhetoric intensified. Duration adds were made via two main tools: i) adding duration at the long end of the yield curve using Treasury Strips and ii) an increased allocation to Agency Mortgage-Backed Securities (“MBS”). As the Federal Reserve continues to emphasize

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2022

its commitment to combatting inflation, we feel the long end of the yield curve should benefit through some combination of lower inflation expectations and lower growth expectations. The Agency MBS allocation was viewed as an efficient means to add duration via a highly liquid asset class while picking yield to Treasuries, upgrade the credit quality of the Fund, and monetize the elevated level of rate volatility. As of the end of the Reporting Period, the Fund had 7.4 years of duration and the Benchmark had 6.7 years of duration.

Though we expect to see continued volatility as markets grapple with the rapid tightening of financial conditions, at current valuations we see return distributions for fixed income skewed to the upside over the next year. With investment grade rated debt now yielding close to 6% and the Fund’s gross yield at 7.0%, we believe the carry profile alone for such opportunities provides a significantly higher buffer to performance volatility from rates and spreads. Importantly, we believe examples of market distress and falling inflation expectations are signaling we are nearing a ceiling for interest rates and potentially some moderation in rate volatility, all of which would prove to be massive tailwinds to fixed income valuations.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

TOTAL RETURN BOND FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2022

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	October 19, 2016

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	30.1%
AA	8.1%
A	13.2%
BBB	20.0%
BB	7.2%
B	6.3%
CCC	0.8%
CC	1.3%
C	0.1%
NR2	6.0%
Other Instruments	6.9%
Total Investments	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Uniform MBS 30 Year	6.2%
U.S. Treasury Notes, 2.75%	5.0%
U.S. Treasury Bonds, 2.00%	2.9%
U.S. Treasury Notes, 2.63%	1.2%
U.S. Treasury Bonds due 02/15/46	0.7%
U.S. Treasury Bonds due 05/15/44	0.7%
FKRT, 2.21%	0.6%
U.S. Treasury Strip Principal	0.6%
HV Eight LLC, 3.36%	0.6%
Boeing Co., 5.81%	0.5%
Top Ten Total	19.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2022

Cumulative Fund Performance*

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(16.82%)	0.21%	2.53%
A-Class Shares with sales charge‡	(20.16%)	(0.61%)	2.03%
C-Class Shares	(17.41%)	(0.53%)	1.78%
C-Class Shares with CDSC§	(18.21%)	(0.53%)	1.78%
Institutional Class Shares	(16.59%)	0.50%	2.86%
Bloomberg U.S. Aggregate Bond Index	(14.60%)	(0.27%)	0.89%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	(16.79%)	0.22%	1.48%
Bloomberg U.S. Aggregate Bond Index	(14.60%)	(0.27%)	(0.15%)

	1 Year	5 Year	Since Inception (10/19/16)
R6-Class Shares	(16.55%)	0.50%	1.08%
Bloomberg U.S. Aggregate Bond Index	(14.60%)	(0.27%)	(0.15%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares will vary due to differences in fee structures.

‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS	September 30, 2022
TOTAL RETURN BOND FUND

	Shares	Value
COMMON STOCKS† - 0.5%

Financial - 0.5%
KKR Acquisition Holdings I Corp. — Class A*,1	3,797,870	$37,371,041
RXR Acquisition Corp. — Class A*,1	843,792	8,302,913
MSD Acquisition Corp. — Class A*,1	626,308	6,200,449
AfterNext HealthTech Acquisition Corp. — Class A*,1	611,700	5,976,309
TPG Pace Beneficial II Corp.*,1	604,770	5,914,590
Conyers Park III Acquisition Corp. — Class A*,1	570,000	5,540,400
Waverley Capital Acquisition Corp. 1 — Class A*,††,1	451,200	4,408,224
Acropolis Infrastructure Acquisition Corp. — Class A*,1	397,100	3,853,856
Blue Whale Acquisition Corp. I — Class A*,1	330,700	3,204,483
Colicity, Inc. — Class A*,1	174,986	1,721,862
Pershing Square Tontine Holdings Ltd. — Class A*,†††,1	9,249,470	925
Total Financial		82,495,052

Communications - 0.0%
Figs, Inc. — Class A*,19	198,762	1,639,787
Vacasa, Inc. — Class A*	361,641	1,110,238
Total Communications		2,750,025

Industrial - 0.0%
BP Holdco LLC*,†††,2	532	323
Vector Phoenix Holdings, LP*,†††	532	127
API Heat Transfer Parent LLC*,†††	73,183	7
Total Industrial		457

Total Common Stocks
(Cost $89,815,160)		85,245,534

PREFERRED STOCKS†† - 5.5%
Financial - 5.5%
Wells Fargo & Co.
3.90%	49,600,000	41,943,000
4.70%	2,184,000	40,469,520
4.38%	1,774,000	30,761,160
Bank of America Corp.
4.13%	2,218,000	38,193,960
4.38%	1,552,000	28,370,560
4.38%	27,700,000	22,229,250
6.13%	11,550,000	10,914,750
Equitable Holdings, Inc.
4.95%	70,950,000	66,515,625
4.30%	1,839,200	30,806,600
Citigroup, Inc.
3.88%	89,450,000	73,763,154
4.00%	26,450,000	22,284,125
First Republic Bank
4.25%	3,442,000	61,370,860
4.50%	842,800	15,617,084
4.13%	798,800	13,739,360
Markel Corp.
6.00%	82,610,000	80,179,813
Bank of New York Mellon Corp.
3.75%	65,200,000	50,367,000
4.70%	16,500,000	15,798,750
Charles Schwab Corp.
4.00%	73,350,000	53,881,672
JPMorgan Chase & Co.
3.65%	37,250,000	30,165,482
4.63%	1,180,000	22,986,400
MetLife, Inc.
3.85%	53,200,000	47,592,448

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Shares	Value
Public Storage
4.63%	1,630,763	$32,859,875
4.13%	309,501	5,648,393
Arch Capital Group Ltd.
4.55%	1,616,000	30,316,160
W R Berkley Corp.
4.13%	1,448,221	25,343,867
4.25%	173,779	2,952,505
RenaissanceRe Holdings Ltd.
4.20%	1,304,000	23,002,560
American Financial Group, Inc.
4.50%	1,161,045	22,977,081
Reinsurance Group of America, Inc.
7.13%*	908,000	22,836,200
Goldman Sachs Group, Inc.
3.80%	25,830,000	20,014,076
Kuvare US Holdings, Inc.
7.00%[4]	15,650,000	15,767,375
CNO Financial Group, Inc.
5.13%	712,000	13,969,440
Assurant, Inc.
5.25%	558,400	11,882,752
Selective Insurance Group, Inc.
4.60%	538,000	9,398,860
Globe Life, Inc.
4.25%	336,900	5,801,418
Depository Trust & Clearing Corp.
3.38%[4]	4,750,000	3,607,631
Total Financial		1,044,328,766

Government - 0.0%
CoBank ACB
4.25% due 12/31/70	3,300,000	2,770,452

Industrial - 0.0%
API Heat Transfer Intermediate†††	9	—

Total Preferred Stocks
(Cost $1,316,381,503)		1,047,099,218

WARRANTS† - 0.0%
KKR Acquisition Holdings I Corp.
Expiring 12/31/27*,1	949,467	113,936
Ginkgo Bioworks Holdings, Inc.
Expiring 08/01/26*	100,946	72,681
AfterNext HealthTech Acquisition Corp.
Expiring 07/09/23*,1	203,900	32,624
Conyers Park III Acquisition Corp.
Expiring 08/12/28*	190,000	27,132
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26*,1	132,366	13,250
Blue Whale Acquisition Corp.
Expiring 07/09/23*,1	82,674	12,335
MSD Acquisition Corp.
Expiring 05/13/23*,1	125,260	10,697
Waverley Capital Acquisition Corp.
Expiring 04/30/27*,1	150,400	6,723
RXR Acquisition Corp.
Expiring 03/08/26*,1	168,756	4,236
Colicity, Inc.
Expiring 12/31/27*,1	34,995	1,679
Pershing Square Tontine Holdings Ltd.
Expiring 07/24/25*,†††,1	1,027,718	103
Total Warrants
(Cost $2,495,705)		295,396

MUTUAL FUNDS† - 0.4%
Guggenheim Strategy Fund II2	1,111,655	26,646,371
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	2,727,504	26,156,766

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Shares	Value
Guggenheim Strategy Fund III[2]	598,806	$14,383,324
Total Mutual Funds
(Cost $69,805,516)		67,186,461

CLOSED-END FUNDS† - 0.1%
BlackRock MuniHoldings California Quality Fund, Inc.	1,085,407	11,657,271
Total Closed-End Funds
(Cost $15,984,039)		11,657,271

MONEY MARKET FUNDS† - 0.7%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 2.46%[5]	97,865,908	97,865,908
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 2.15%[5]	25,104,044	25,104,044
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 2.45%[5]	10,044,625	10,044,625
Total Money Market Funds
(Cost $133,014,577)		133,014,577

	Face Amount~
CORPORATE BONDS†† - 34.6%
Financial - 14.2%
Pershing Square Holdings Ltd.
3.25% due 10/01/31	104,800,000	78,456,424
3.25% due 11/15/30[4]	64,600,000	49,868,616
Reliance Standard Life Global Funding II
2.75% due 05/07/25[4]	96,010,000	89,584,654
Macquarie Bank Ltd.
3.62% due 06/03/30[4]	93,835,000	75,945,492
3.05% due 03/03/36[3,4]	16,600,000	12,154,594
Liberty Mutual Group, Inc.
4.30% due 02/01/61[4]	94,150,000	59,101,898
3.95% due 05/15/60[4]	33,870,000	21,393,439
4.13% due 12/15/51[3,4]	3,600,000	2,781,245
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[4]	111,750,000	83,135,441
Wilton RE Ltd.
6.00% [3,4,6]	93,150,000	81,089,869
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31	53,354,000	43,612,411
5.30% due 01/15/29	28,165,000	25,671,179
3.25% due 01/15/32	4,150,000	3,119,642
4.00% due 01/15/30	475,000	396,691
Fairfax Financial Holdings Ltd.
3.38% due 03/03/31	61,210,000	49,427,578
5.63% due 08/16/32[4]	13,100,000	12,078,586
Reinsurance Group of America, Inc.
3.15% due 06/15/30	69,919,000	58,228,942
Fidelity National Financial, Inc.
3.40% due 06/15/30	52,430,000	42,741,029
2.45% due 03/15/31	17,490,000	12,969,354
FS KKR Capital Corp.
2.63% due 01/15/27	34,850,000	28,139,904
3.25% due 07/15/27	30,100,000	24,791,766

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Maple Grove Funding Trust I
4.16% due 08/15/51[4]	77,700,000	$52,619,020
Safehold Operating Partnership, LP
2.85% due 01/15/32	39,904,000	29,707,612
2.80% due 06/15/31	30,138,000	22,648,321
Host Hotels & Resorts, LP
3.50% due 09/15/30	44,458,000	35,454,178
2.90% due 12/15/31	20,200,000	14,825,155
Global Atlantic Finance Co.
4.70% due 10/15/51[3,4]	38,300,000	28,812,054
3.13% due 06/15/31[4]	28,750,000	21,054,065
JPMorgan Chase & Co.
2.96% due 05/13/31[3]	29,530,000	23,390,598
2.52% due 04/22/31[3]	19,520,000	15,429,802
4.49% due 03/24/31[3]	10,750,000	9,778,657
Bank of America Corp.
2.59% due 04/29/31[3]	56,740,000	44,998,283
3.00% (SOFR + 0.73%, Rate Floor: 0.00%) due 10/24/24◊	1,660,000	1,645,907
1.73% due 07/22/27[3]	1,650,000	1,415,583
Deloitte LLP
3.56% due 05/07/30†††	30,700,000	26,184,833
3.76% due 05/07/35†††	10,200,000	8,251,129
3.66% due 05/07/32†††	9,450,000	7,934,858
7.33% due 11/20/26†††	4,800,000	5,003,457
Ares Finance Company II LLC
3.25% due 06/15/30[4]	53,085,000	43,399,620
Nippon Life Insurance Co.
2.75% due 01/21/51[3,4]	45,350,000	35,340,910
2.90% due 09/16/51[3,4]	10,380,000	8,024,167
National Australia Bank Ltd.
2.33% due 08/21/30[4]	22,400,000	16,678,747
2.99% due 05/21/31[4]	19,350,000	14,887,881
3.35% due 01/12/37[3,4]	14,550,000	11,172,256
First American Financial Corp.
4.00% due 05/15/30	40,560,000	33,817,987
2.40% due 08/15/31	11,875,000	8,483,024
United Wholesale Mortgage LLC
5.50% due 04/15/29[4]	32,550,000	24,738,000
5.50% due 11/15/25[4]	20,100,000	17,532,828
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[4]	54,430,000	39,980,808
Bain Capital, LP
3.41% due 04/15/41†††	36,000,000	24,977,510
3.72% due 04/15/42†††	20,300,000	14,800,958
Macquarie Group Ltd.
2.69% due 06/23/32[3,4]	31,550,000	23,758,928
2.87% due 01/14/33[3,4]	17,350,000	13,037,499
5.03% due 01/15/30[3,4]	800,000	752,439
1.63% due 09/23/27[3,4]	720,000	602,605
1.34% due 01/12/27[3,4]	570,000	487,844
Iron Mountain, Inc.
5.25% due 07/15/30[4]	19,359,000	16,018,992
4.50% due 02/15/31[4]	16,291,000	12,595,875
5.63% due 07/15/32[4]	8,350,000	6,680,000
4.88% due 09/15/27[4]	1,938,000	1,735,741
CBS Studio Center
5.29% (30 Day Average SOFR + 3.00%, Rate Floor: 3.00%) due 01/09/24◊,†††	34,100,000	34,441,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[4]	46,650,000	$33,814,437
LPL Holdings, Inc.
4.00% due 03/15/29[4]	30,200,000	25,901,936
4.38% due 05/15/31[4]	9,350,000	7,753,148
Sumitomo Life Insurance Co.
3.38% due 04/15/81[3,4]	39,700,000	32,157,000
Stewart Information Services Corp.
3.60% due 11/15/31	38,800,000	29,906,360
Jefferies Group LLC
2.75% due 10/15/32	40,440,000	28,811,227
6.50% due 01/20/43	720,000	675,498
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[4]	39,450,000	29,094,375
Belrose Funding Trust
2.33% due 08/15/30[4]	38,150,000	28,769,948
Assurant, Inc.
2.65% due 01/15/32	36,760,000	27,075,259
6.75% due 02/15/34	1,450,000	1,447,553
NFP Corp.
6.88% due 08/15/28[4]	20,775,000	16,204,500
7.50% due 10/01/30[4]	11,950,000	11,339,388
PricewaterhouseCoopers LLP
3.43% due 09/13/30†††	31,500,000	27,246,597
Crown Castle, Inc.
2.90% due 04/01/41	31,750,000	20,613,663
3.30% due 07/01/30	7,657,000	6,411,453
Massachusetts Mutual Life Insurance Co.
3.38% due 04/15/50[4]	37,950,000	25,889,265
Standard Chartered plc
4.64% due 04/01/31[3,4]	27,625,000	24,130,885
1.32% due 10/14/23[3,4]	1,080,000	1,078,921
UBS Group AG
2.10% due 02/11/32[3,4]	33,400,000	24,274,032
Americo Life, Inc.
3.45% due 04/15/31[4]	32,210,000	24,181,833
Trustage Financial Group, Inc.
4.63% due 04/15/32[4]	26,450,000	22,835,300
Kennedy-Wilson, Inc.
4.75% due 03/01/29	21,400,000	16,332,480
4.75% due 02/01/30	8,600,000	6,378,620
Teachers Insurance & Annuity Association of America
3.30% due 05/15/50[4]	33,100,000	22,564,052
Westpac Banking Corp.
3.02% due 11/18/36[3]	15,650,000	11,449,296
2.96% due 11/16/40	16,600,000	10,597,676
KKR Group Finance Company VIII LLC
3.50% due 08/25/50[4]	31,910,000	21,904,106
Dyal Capital Partners III
4.40% due 06/15/40†††	26,750,000	21,425,568
Manulife Financial Corp.
2.48% due 05/19/27	17,800,000	15,867,046
4.06% due 02/24/32[3]	4,815,000	4,275,864
Arch Capital Group Ltd.
3.64% due 06/30/50	29,500,000	20,082,928
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.
2.63% due 10/15/31	27,400,000	19,877,660
Brookfield Finance, Inc.
3.50% due 03/30/51	18,720,000	11,810,274
4.70% due 09/20/47	9,750,000	7,749,535
Hunt Companies, Inc.
5.25% due 04/15/29[4]	25,000,000	19,143,250
Corebridge Financial, Inc.
6.88% due 12/15/52[3,4]	15,980,000	14,613,034

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
4.35% due 04/05/42[4]	4,950,000	$3,808,342
Everest Reinsurance Holdings, Inc.
3.50% due 10/15/50	27,760,000	18,351,194
Kemper Corp.
2.40% due 09/30/30	22,380,000	17,152,267
Societe Generale S.A.
2.89% due 06/09/32[3,4]	21,150,000	15,450,045
1.79% due 06/09/27[3,4]	1,630,000	1,357,014
Central Storage Safety Project Trust
4.82% due 02/01/38[7]	18,689,440	15,963,378
GA Global Funding Trust
2.90% due 01/06/32[4]	17,480,000	13,285,585
1.25% due 12/08/23[4]	1,650,000	1,570,517
AmFam Holdings, Inc.
2.81% due 03/11/31[4]	19,050,000	14,790,424
QBE Insurance Group Ltd.
5.88% [3,4,6]	15,700,000	14,553,272
Intercontinental Exchange, Inc.
3.00% due 06/15/50	22,190,000	14,505,470
Lincoln National Corp.
4.38% due 06/15/50[8]	18,680,000	14,402,208
ABN AMRO Bank N.V.
2.47% due 12/13/29[3,4]	18,000,000	14,268,049
Assured Guaranty US Holdings, Inc.
3.60% due 09/15/51	13,780,000	8,991,405
3.15% due 06/15/31	6,270,000	5,072,384
Prudential Financial, Inc.
3.70% due 10/01/50[3]	17,050,000	13,466,090
PartnerRe Finance B LLC
4.50% due 10/01/50[3]	13,970,000	11,718,629
Raymond James Financial, Inc.
3.75% due 04/01/51	15,300,000	10,791,308
CNO Financial Group, Inc.
5.25% due 05/30/29	11,125,000	10,359,811
KKR Group Finance Company X LLC
3.25% due 12/15/51[4]	15,150,000	9,856,652
Penn Mutual Life Insurance Co.
3.80% due 04/29/61[4]	14,970,000	9,651,818
Western & Southern Life Insurance Co.
3.75% due 04/28/61[4]	13,360,000	9,054,632
Sumitomo Mitsui Financial Group, Inc.
2.22% due 09/17/31	11,900,000	8,901,112
Nasdaq, Inc.
3.25% due 04/28/50	13,150,000	8,625,077
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[4]	8,050,000	7,906,512
American Equity Investment Life Holding Co.
5.00% due 06/15/27	8,252,000	7,828,741
Blackstone Holdings Finance Company LLC
3.20% due 01/30/52[4]	12,150,000	7,776,453
Ceamer Finance LLC
6.92% due 05/15/38†††	7,500,000	7,191,268
New York Life Insurance Co.
3.75% due 05/15/50[4]	9,300,000	6,876,362
Citigroup, Inc.
2.52% due 11/03/32[3]	6,900,000	5,228,389
3.29% due 03/17/26[3]	1,580,000	1,491,699
CNO Global Funding
1.75% due 10/07/26[4]	7,400,000	6,401,791
W R Berkley Corp.
4.00% due 05/12/50	8,105,000	6,118,194
Cooperatieve Rabobank UA
4.66% due 08/22/28[3,4]	6,200,000	5,847,212

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
NFL Trust XI SPV
3.53% due 10/05/35†††	7,000,000	$5,831,566
Goldman Sachs Group, Inc.
3.65% [3,6]	2,450,000	1,880,375
2.83% (SOFR + 0.54%, Rate Floor: 0.00%) due 11/17/23◊	1,660,000	1,655,605
1.22% due 12/06/23	1,650,000	1,581,965
Horace Mann Educators Corp.
4.50% due 12/01/25	4,560,000	4,356,508
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[4]	4,682,000	4,342,789
Brookfield Finance LLC
3.45% due 04/15/50	6,820,000	4,305,652
HS Wildcat LLC
3.83% due 12/31/50†††	4,996,778	3,758,922
Home Point Capital, Inc.
5.00% due 02/01/26[4]	5,454,000	3,415,567
Fort Knox Military Housing Privatization Project
5.82% due 02/15/52[4]	1,857,552	1,731,811
3.16% (1 Month USD LIBOR + 0.34%) due 02/15/52◊,4	1,667,955	1,223,063
Commonwealth Bank of Australia
3.61% due 09/12/34[3,4]	3,550,000	2,947,673
Old Republic International Corp.
3.85% due 06/11/51	4,100,000	2,814,568
Primerica, Inc.
2.80% due 11/19/31	3,500,000	2,748,186
Murphy’s Bowl LLC
3.20% due 06/30/56†††	3,500,000	2,469,670
KKR Group Finance Company III LLC
5.13% due 06/01/44[4]	2,710,000	2,342,829
Enstar Group Ltd.
3.10% due 09/01/31	1,670,000	1,185,960
4.95% due 06/01/29	1,250,000	1,122,108
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[4]	2,750,000	2,128,755
New York Life Global Funding
2.51% (SOFR + 0.22%) due 02/02/23◊,4	2,070,000	2,067,412
American National Group, Inc.
6.14% due 06/13/32[4]	2,000,000	1,861,377
Western Group Housing, LP
6.75% due 03/15/57[4]	1,469,268	1,565,784
Bank of Nova Scotia
2.44% due 03/11/24	1,600,000	1,545,819
Jackson National Life Global Funding
1.75% due 01/12/25[4]	1,650,000	1,516,279
Brighthouse Financial Global Funding
1.00% due 04/12/24[4]	1,620,000	1,512,162
Danske Bank A/S
0.98% due 09/10/25[3,4]	1,660,000	1,503,150
Ares Finance Company IV LLC
3.65% due 02/01/52[4]	2,450,000	1,501,283
Lloyds Banking Group plc
3.51% due 03/18/26[3]	1,580,000	1,479,133
Mitsubishi UFJ Financial Group, Inc.
4.08% due 04/19/28[3]	1,580,000	1,470,487
BNP Paribas S.A.
1.32% due 01/13/27[3,4]	1,640,000	1,397,729

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Mizuho Financial Group, Inc.
5.51% due 09/13/28[3]	1,400,000	$1,368,491
Transatlantic Holdings, Inc.
8.00% due 11/30/39	1,135,000	1,353,333
HSBC Holdings plc
5.21% due 08/11/28[3]	1,440,000	1,346,216
Selective Insurance Group, Inc.
5.38% due 03/01/49	1,510,000	1,284,268
ING Groep N.V.
1.73% due 04/01/27[3]	1,360,000	1,165,932
Athene Global Funding
2.67% due 06/07/31[4]	1,550,000	1,159,393
Mid-Atlantic Military Family Communities LLC
5.24% due 08/01/50[4]	1,087,287	958,379
Atlas Mara Ltd.
due 12/31/21†††,7,9	2,127,812	744,734
F&G Global Funding
2.30% due 04/11/27[4]	790,000	680,286
Atlantic Marine Corporations Communities LLC
5.37% due 12/01/50[7]	754,898	648,258
Pacific Beacon LLC
5.51% due 07/15/36[4]	500,000	479,074
Swiss Re Finance Luxembourg S.A.
5.00% due 04/02/49[3,4]	300,000	262,500
Pine Street Trust I
4.57% due 02/15/29[4]	250,000	230,220
Peachtree Corners Funding Trust
3.98% due 02/15/25[4]	215,000	207,473
Sompo International Holdings Ltd.
4.70% due 10/15/22	140,000	139,987
Total Financial		2,691,377,887

Consumer, Non-cyclical - 4.6%
Altria Group, Inc.
3.70% due 02/04/51	67,650,000	40,839,088
3.40% due 05/06/30	32,920,000	26,656,479
4.45% due 05/06/50	6,120,000	4,088,608
CoStar Group, Inc.
2.80% due 07/15/30[4]	89,110,000	70,338,259
Medline Borrower, LP
3.88% due 04/01/29[4]	54,700,000	43,852,443
Global Payments, Inc.
2.90% due 11/15/31	30,265,000	23,139,711
2.90% due 05/15/30	19,810,000	15,791,046
5.30% due 08/15/29	4,300,000	4,043,914
Smithfield Foods, Inc.
2.63% due 09/13/31[4]	39,050,000	28,621,627
3.00% due 10/15/30[4]	15,760,000	12,168,933
5.20% due 04/01/29[4]	850,000	793,519
BAT Capital Corp.
3.98% due 09/25/50	41,450,000	25,357,233
4.70% due 04/02/27	17,390,000	16,226,038
DaVita, Inc.
3.75% due 02/15/31[4]	38,095,000	27,142,687
4.63% due 06/01/30[4]	14,190,000	10,979,512
Royalty Pharma plc
3.55% due 09/02/50	39,710,000	24,746,772
2.20% due 09/02/30	15,800,000	12,042,815
US Foods, Inc.
6.25% due 04/15/25[4]	24,050,000	23,624,316
4.75% due 02/15/29[4]	8,107,000	6,939,592
4.63% due 06/01/30[4]	4,850,000	4,013,399
Becle, SAB de CV
2.50% due 10/14/31[4]	44,100,000	34,133,400
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
3.00% due 05/15/32[4]	29,125,000	21,508,813
4.38% due 02/02/52[4]	10,200,000	6,836,652
5.13% due 02/01/28[4]	2,250,000	2,108,858
Kraft Heinz Foods Co.
4.88% due 10/01/49	14,525,000	11,971,289
5.00% due 06/04/42	7,850,000	6,818,802
4.38% due 06/01/46	8,090,000	6,289,150
5.20% due 07/15/45	1,930,000	1,676,939

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Triton Container International Ltd.
3.15% due 06/15/31[4]	33,500,000	$24,535,443
Emory University
2.97% due 09/01/50	30,000,000	21,060,656
California Institute of Technology
3.65% due 09/01/2119	31,896,000	19,921,399
Catalent Pharma Solutions, Inc.
3.13% due 02/15/29[4]	15,911,000	12,271,359
3.50% due 04/01/30[4]	9,500,000	7,473,840
Yale-New Haven Health Services Corp.
2.50% due 07/01/50	32,350,000	19,125,652
Kimberly-Clark de Mexico SAB de CV
2.43% due 07/01/31[4]	22,650,000	18,093,726
TriNet Group, Inc.
3.50% due 03/01/29[4]	21,450,000	17,471,025
Health Care Service Corporation A Mutual Legal Reserve Co.
3.20% due 06/01/50[4]	23,030,000	15,382,130
Universal Health Services, Inc.
2.65% due 10/15/30[4]	18,660,000	13,805,333
Sabre GLBL, Inc.
7.38% due 09/01/25[4]	12,825,000	11,486,465
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[4]	13,450,000	11,300,287
Transurban Finance Company Pty Ltd.
2.45% due 03/16/31[4]	14,400,000	11,138,298
Cheplapharm Arzneimittel GmbH
4.38% due 01/15/28	EUR 13,750,000	11,047,113
Central Garden & Pet Co.
4.13% due 04/30/31[4]	9,275,000	7,292,469
4.13% due 10/15/30	3,975,000	3,164,001
Spectrum Brands, Inc.
3.88% due 03/15/31[4]	13,475,000	9,186,985
5.50% due 07/15/30[4]	850,000	664,642
GXO Logistics, Inc.
2.65% due 07/15/31	13,725,000	9,717,482
Bimbo Bakeries USA, Inc.
4.00% due 05/17/51[4]	12,775,000	9,348,106
Block, Inc.
2.75% due 06/01/26	10,125,000	8,702,049
Nielsen Finance LLC / Nielsen Finance Co.
4.50% due 07/15/29[4]	8,690,000	8,651,547
Moody’s Corp.
3.25% due 05/20/50	11,180,000	7,576,144
WW International, Inc.
4.50% due 04/15/29[4]	12,900,000	6,741,362
OhioHealth Corp.
3.04% due 11/15/50	9,100,000	6,340,872
Syneos Health, Inc.
3.63% due 01/15/29[4]	7,000,000	5,573,960
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
5.00% due 12/31/26[4]	6,325,000	5,550,504
Johns Hopkins University
2.81% due 01/01/60	8,750,000	5,420,439
Duke University
2.83% due 10/01/55	7,894,000	5,164,177
HCA, Inc.
3.50% due 07/15/51	6,175,000	3,823,372
3.50% due 09/01/30	1,600,000	1,321,152
CPI CG, Inc.
8.63% due 03/15/26[4]	5,524,000	5,134,889
Children’s Hospital Corp.
2.59% due 02/01/50	7,100,000	4,335,787
Children’s Health System of Texas
2.51% due 08/15/50	6,500,000	3,886,290
APi Group DE, Inc.
4.13% due 07/15/29[4]	4,150,000	3,288,875
Avantor Funding, Inc.
4.63% due 07/15/28[4]	3,659,000	3,256,309

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[4]	3,900,000	$3,221,868
Wisconsin Alumni Research Foundation
3.56% due 10/01/49	3,775,000	2,765,835
BCP V Modular Services Finance II plc
4.75% due 11/30/28	EUR 3,500,000	2,744,291
Providence St. Joseph Health Obligated Group
2.70% due 10/01/51	4,250,000	2,552,571
Memorial Sloan-Kettering Cancer Center
2.96% due 01/01/50	3,500,000	2,349,894
Tenet Healthcare Corp.
4.63% due 06/15/28[4]	2,056,000	1,796,875
Beth Israel Lahey Health, Inc.
3.08% due 07/01/51	2,700,000	1,717,905
Service Corporation International
4.00% due 05/15/31	2,000,000	1,608,380
Quanta Services, Inc.
0.95% due 10/01/24	1,660,000	1,515,677
Anheuser-Busch InBev Worldwide, Inc.
8.00% due 11/15/39	1,030,000	1,225,244
Aetna, Inc.
6.75% due 12/15/37	1,150,000	1,172,475
Molina Healthcare, Inc.
4.38% due 06/15/28[4]	1,290,000	1,164,225
Reynolds American, Inc.
6.15% due 09/15/43	1,340,000	1,118,775
Humana, Inc.
0.65% due 08/03/23	1,000,000	965,590
Triton Container International Limited / TAL International Container Corp.
3.25% due 03/15/32	1,050,000	776,426
AmerisourceBergen Corp.
0.74% due 03/15/23	358,000	352,222
Total Consumer, Non-cyclical		878,052,286

Industrial - 3.9%
Boeing Co.
5.81% due 05/01/50	114,650,000	99,629,912
5.71% due 05/01/40	68,110,000	59,491,536
3.63% due 02/01/31	21,400,000	17,763,045
5.04% due 05/01/27	17,150,000	16,521,651
FLNG Liquefaction 3 LLC
3.08% due 06/30/39†††	66,638,655	50,098,688
TD SYNNEX Corp.
2.65% due 08/09/31	40,600,000	30,263,352
2.38% due 08/09/28	20,500,000	16,531,517
Cellnex Finance Company S.A.
3.88% due 07/07/41[4]	68,935,000	43,096,783
Vontier Corp.
2.95% due 04/01/31	34,250,000	24,632,600
2.40% due 04/01/28	19,150,000	14,953,661
Textron, Inc.
2.45% due 03/15/31	31,150,000	23,895,052
3.00% due 06/01/30	18,395,000	15,145,969
Flowserve Corp.
3.50% due 10/01/30	22,340,000	18,369,710
2.80% due 01/15/32	19,800,000	14,173,559
Dyal Capital Partners IV
3.65% due 02/22/41†††	41,800,000	31,315,798
Acuity Brands Lighting, Inc.
2.15% due 12/15/30	34,050,000	25,200,733
Standard Industries, Inc.
3.38% due 01/15/31[4]	14,475,000	10,180,267
4.38% due 07/15/30[4]	8,600,000	6,579,000
5.00% due 02/15/27[4]	6,250,000	5,530,687
Stadco LA, LLC
3.75% due 05/15/56†††	31,000,000	21,953,811

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Ryder System, Inc.
3.35% due 09/01/25	22,380,000	$21,170,629
Owens Corning
3.88% due 06/01/30	21,890,000	19,123,013
NFL Ventures, LP
3.02% due 04/15/35†††	20,000,000	17,666,797
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.13% due 08/15/26[4]	18,961,000	15,787,497
GATX Corp.
4.00% due 06/30/30	14,265,000	12,360,289
4.70% due 04/01/29	400,000	371,764
CNH Industrial Capital LLC
1.88% due 01/15/26	12,960,000	11,539,832
TFI International, Inc.
3.35% due 01/05/33†††	14,000,000	10,791,481
Weir Group plc
2.20% due 05/13/26[4]	12,815,000	10,766,621
National Basketball Association
2.51% due 12/16/24†††	10,500,000	9,865,292
Hardwood Funding LLC
3.19% due 06/07/30†††	8,000,000	6,936,869
2.83% due 06/07/31†††	2,000,000	1,667,862
3.13% due 06/07/36†††	1,000,000	788,236
Airbus SE
3.95% due 04/10/47[4]	9,000,000	7,033,606
Amcor Flexibles North America, Inc.
2.63% due 06/19/30	8,580,000	6,893,328
Artera Services LLC
9.03% due 12/04/25[4]	8,490,000	6,834,450
Norfolk Southern Corp.
4.10% due 05/15/21	9,100,000	6,037,527
Hillenbrand, Inc.
3.75% due 03/01/31	7,650,000	5,909,625
Mueller Water Products, Inc.
4.00% due 06/15/29[4]	5,750,000	4,893,308
Huntington Ingalls Industries, Inc.
2.04% due 08/16/28	5,150,000	4,165,372
Virgin Media Vendor Financing Notes III DAC
4.88% due 07/15/28	GBP 5,000,000	4,154,556
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[4]	3,750,000	2,746,324
Penske Truck Leasing Company, LP / PTL Finance Corp.
1.70% due 06/15/26[4]	1,620,000	1,393,197
Trimble, Inc.
4.15% due 06/15/23	1,155,000	1,150,823
TransDigm, Inc.
6.25% due 03/15/26[4]	1,075,000	1,042,750
Howmet Aerospace, Inc.
5.95% due 02/01/37	525,000	474,461
6.88% due 05/01/25	129,000	129,940
Adevinta ASA
3.00% due 11/15/27	EUR 417,000	349,780
Martin Marietta Materials, Inc.
0.65% due 07/15/23	360,000	347,584
JELD-WEN, Inc.
6.25% due 05/15/25[4]	300,000	282,000
Carlisle Companies, Inc.
0.55% due 09/01/23	220,000	211,145
Fortune Brands Home & Security, Inc.
4.50% due 03/25/52	300,000	206,223
Hexcel Corp.
4.20% due 02/15/27	180,000	166,113

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Canadian National Railway Co.
6.71% due 07/15/36	110,000	$118,353
Total Industrial		738,703,978

Consumer, Cyclical - 3.3%
Marriott International, Inc.
4.63% due 06/15/30	38,685,000	34,958,870
3.50% due 10/15/32	40,990,000	32,965,071
2.85% due 04/15/31	33,790,000	26,530,626
2.75% due 10/15/33	25,150,000	18,256,272
Alt-2 Structured Trust
2.95% due 05/14/31◊,†††	54,764,001	48,552,866
Delta Air Lines, Inc.
7.00% due 05/01/25[4]	46,725,000	47,026,471
Delta Air Lines Inc. / SkyMiles IP Ltd.
4.50% due 10/20/25[4]	45,200,000	43,873,681
Hyatt Hotels Corp.
5.75% due 04/23/30	23,885,000	23,152,796
5.63% due 04/23/25	18,750,000	18,540,117
1.30% due 10/01/23	1,660,000	1,596,721
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[4]	37,002,500	36,217,307
Hilton Domestic Operating Company, Inc.
3.75% due 05/01/29[4]	34,700,000	28,654,566
4.00% due 05/01/31[4]	5,900,000	4,769,147
3.63% due 02/15/32[4]	1,900,000	1,455,207
Choice Hotels International, Inc.
3.70% due 01/15/31	40,900,000	33,998,039
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[4]	27,350,000	21,540,313
3.88% due 01/15/28[4]	6,940,000	6,039,258
WMG Acquisition Corp.
3.00% due 02/15/31[4]	18,650,000	14,158,320
3.75% due 12/01/29[4]	10,750,000	8,931,100
Warnermedia Holdings, Inc.
5.14% due 03/15/52[4]	27,350,000	19,878,486
Ferguson Finance plc
3.25% due 06/02/30[4]	17,904,000	14,717,696
4.65% due 04/20/32[4]	5,200,000	4,577,160
Walgreens Boots Alliance, Inc.
4.10% due 04/15/50	24,778,000	17,743,049
British Airways Class A Pass Through Trust
2.90% due 03/15/35[4]	15,287,839	12,423,520
4.25% due 11/15/32[4]	5,300,004	4,768,343
American Airlines Class AA Pass Through Trust
3.35% due 10/15/29	8,802,746	7,676,867
3.20% due 06/15/28	5,490,800	4,774,532
3.00% due 10/15/28	3,984,111	3,439,439
3.15% due 02/15/32	159,919	133,362
Steelcase, Inc.
5.13% due 01/18/29	17,427,000	14,909,077
Whirlpool Corp.
4.60% due 05/15/50	16,920,000	12,665,630
Scotts Miracle-Gro Co.
4.00% due 04/01/31	15,750,000	11,088,000
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
4.63% due 01/15/29[4]	10,500,000	8,688,750
Air Canada
3.88% due 08/15/26[4]	8,650,000	7,428,188
Allison Transmission, Inc.
3.75% due 01/30/31[4]	7,500,000	5,749,425
Levi Strauss & Co.
3.50% due 03/01/31[4]	6,100,000	4,758,000
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.75% due 10/20/28[4]	3,800,000	3,539,152
JB Poindexter & Company, Inc.
7.13% due 04/15/26[4]	2,850,000	2,636,250

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Lowe’s Companies, Inc.
1.70% due 09/15/28	2,425,000	$1,979,870
United Airlines, Inc.
4.38% due 04/15/26[4]	1,750,000	1,561,875
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[4]	1,750,000	1,497,631
Aramark Services, Inc.
5.00% due 02/01/28[4]	1,525,000	1,358,333
HP Communities LLC
5.86% due 09/15/53[4]	1,420,000	1,352,253
PulteGroup, Inc.
6.38% due 05/15/33	1,400,000	1,321,787
Lear Corp.
5.25% due 05/15/49	1,360,000	1,077,057
JetBlue Class A Pass Through Trust
4.00% due 11/15/32	135,277	120,248
Total Consumer, Cyclical		623,080,728

Communications - 2.8%
Level 3 Financing, Inc.
4.25% due 07/01/28[4]	34,430,000	26,855,744
3.63% due 01/15/29[4]	34,600,000	25,617,494
3.88% due 11/15/29[4]	20,300,000	15,993,583
3.75% due 07/15/29[4]	13,950,000	10,218,375
Paramount Global
4.95% due 01/15/31	32,701,000	28,846,640
4.95% due 05/19/50	39,600,000	28,141,764
Charter Communications Operating LLC / Charter Communications Operating Capital
2.80% due 04/01/31	53,050,000	40,103,035
3.90% due 06/01/52	21,650,000	13,403,770
2.25% due 01/15/29	2,500,000	1,957,432
4.40% due 12/01/61	650,000	414,097
British Telecommunications plc
4.88% due 11/23/81[3,4]	47,450,000	38,575,039
4.25% due 11/23/81[3,4]	8,250,000	6,959,854
9.63% due 12/15/30	2,310,000	2,668,862
Vodafone Group plc
4.13% due 06/04/81[3]	40,375,000	27,959,688
UPC Broadband Finco BV
4.88% due 07/15/31[4]	31,900,000	24,755,357
Rogers Communications, Inc.
4.55% due 03/15/52[4]	29,625,000	23,628,046
McGraw-Hill Education, Inc.
5.75% due 08/01/28[4]	24,975,000	20,854,524
T-Mobile USA, Inc.
2.63% due 04/15/26	13,850,000	12,551,147
2.88% due 02/15/31	7,250,000	5,842,340
Go Daddy Operating Company LLC / GD Finance Co., Inc.
3.50% due 03/01/29[4]	22,100,000	18,075,148
Walt Disney Co.
3.80% due 05/13/60	21,990,000	16,218,849
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 05/01/32	18,275,000	13,937,794
4.25% due 02/01/31[4]	2,125,000	1,629,960
Altice France S.A.
5.13% due 07/15/29[4]	17,600,000	13,149,136
5.13% due 01/15/29[4]	2,290,000	1,689,425
LCPR Senior Secured Financing DAC
5.13% due 07/15/29[4]	13,750,000	10,354,670
6.75% due 10/15/27[4]	5,071,000	4,208,930
CSC Holdings LLC
3.38% due 02/15/31[4]	14,175,000	9,993,375
4.13% due 12/01/30[4]	5,741,000	4,289,675
Virgin Media Secured Finance plc
4.50% due 08/15/30[4]	17,850,000	13,931,039
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[4]	15,050,000	12,344,461

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
VeriSign, Inc.
2.70% due 06/15/31	13,950,000	$10,821,690
Sirius XM Radio, Inc.
4.13% due 07/01/30[4]	12,010,000	9,762,208
Ziggo BV
4.88% due 01/15/30[4]	10,125,000	7,998,750
Amazon.com, Inc.
2.70% due 06/03/60	10,180,000	6,005,620
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[4]	6,450,000	5,216,438
Lamar Media Corp.
3.63% due 01/15/31	5,600,000	4,404,456
AT&T, Inc.
2.75% due 06/01/31	5,360,000	4,290,518
Corning, Inc.
4.38% due 11/15/57	2,500,000	1,855,522
Switch Ltd.
3.75% due 09/15/28[4]	1,782,000	1,770,862
Koninklijke KPN N.V.
8.38% due 10/01/30	1,140,000	1,257,239
Match Group Holdings II LLC
4.13% due 08/01/30[4]	1,250,000	1,026,562
Virgin Media Finance plc
5.00% due 07/15/30[4]	850,000	625,086
Motorola Solutions, Inc.
5.50% due 09/01/44	360,000	305,999
Total Communications		530,510,203

Energy - 2.5%
Galaxy Pipeline Assets Bidco Ltd.
3.25% due 09/30/40[4]	91,750,000	67,070,869
2.94% due 09/30/40[4]	57,826,599	43,887,011
1.75% due 09/30/27[4]	1,828,641	1,661,110
BP Capital Markets plc
4.88% [3,6]	114,865,000	98,783,900
Sabine Pass Liquefaction LLC
4.50% due 05/15/30	63,355,000	57,714,471
Qatar Energy
3.13% due 07/12/41[4]	37,875,000	27,621,707
3.30% due 07/12/51[4]	37,450,000	26,583,508
ITT Holdings LLC
6.50% due 08/01/29[4]	38,600,000	29,944,714
Valero Energy Corp.
2.80% due 12/01/31	13,230,000	10,522,773
2.15% due 09/15/27	8,920,000	7,711,366
3.65% due 12/01/51	4,175,000	2,846,278
7.50% due 04/15/32	2,530,000	2,744,269
4.00% due 06/01/52	290,000	209,242
Occidental Petroleum Corp.
5.55% due 03/15/26	5,940,000	5,946,772
4.30% due 08/15/39	6,600,000	5,360,883
4.40% due 08/15/49	2,500,000	2,044,843
4.40% due 04/15/46	1,400,000	1,150,653
4.63% due 06/15/45	800,000	662,112
Midwest Connector Capital Company LLC
4.63% due 04/01/29[4]	15,975,000	14,253,748
Cheniere Corpus Christi Holdings LLC
2.74% due 12/31/39	19,150,000	13,811,495
NuStar Logistics, LP
6.38% due 10/01/30	13,850,000	11,850,975
5.63% due 04/28/27	1,799,000	1,568,603
Magellan Midstream Partners, LP
3.25% due 06/01/30	13,260,000	11,290,355
3.95% due 03/01/50	1,600,000	1,136,014
Parkland Corp.
4.63% due 05/01/30[4]	8,000,000	6,485,400
DCP Midstream Operating, LP
3.25% due 02/15/32	7,645,000	6,043,509
DT Midstream, Inc.
4.30% due 04/15/32[4]	3,250,000	2,794,155
4.13% due 06/15/29[4]	550,000	464,750
Phillips 66
3.70% due 04/06/23	2,250,000	2,242,440
Halliburton Co.
7.45% due 09/15/39	1,100,000	1,176,284

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Enterprise Products Operating LLC
5.10% due 02/15/45	1,340,000	$1,141,151
Enbridge Energy Partners, LP
7.38% due 10/15/45	1,040,000	1,130,181
ONEOK Partners, LP
6.20% due 09/15/43	680,000	594,810
Total Energy		468,450,351

Technology - 1.2%
Broadcom, Inc.
4.93% due 05/15/37[4]	33,182,000	27,360,927
4.15% due 11/15/30	19,480,000	16,860,815
3.19% due 11/15/36[4]	3,135,000	2,144,171
2.60% due 02/15/33[4]	1,660,000	1,185,608
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31	42,240,000	32,886,906
Oracle Corp.
3.95% due 03/25/51	38,750,000	25,699,210
6.13% due 07/08/39	1,190,000	1,090,294
Qorvo, Inc.
4.38% due 10/15/29	21,000,000	17,989,230
3.38% due 04/01/31[4]	8,675,000	6,498,876
NetApp, Inc.
2.70% due 06/22/30	22,405,000	18,206,243
Leidos, Inc.
2.30% due 02/15/31	20,050,000	14,855,446
4.38% due 05/15/30	2,650,000	2,322,492
MSCI, Inc.
3.63% due 09/01/30[4]	17,718,000	14,578,317
3.88% due 02/15/31[4]	1,769,000	1,489,434
Boxer Parent Company, Inc.
6.50% due 10/02/25	EUR 13,500,000	12,371,361
CGI, Inc.
2.30% due 09/14/31	16,050,000	11,845,304
Workday, Inc.
3.80% due 04/01/32	6,500,000	5,641,882
TeamSystem SpA
3.50% due 02/15/28	EUR 5,000,000	4,036,754
Booz Allen Hamilton, Inc.
3.88% due 09/01/28[4]	4,550,000	3,914,198
Microchip Technology, Inc.
0.97% due 02/15/24	1,650,000	1,554,565
Skyworks Solutions, Inc.
0.90% due 06/01/23	500,000	485,088
Open Text Holdings, Inc.
4.13% due 02/15/30[4]	210,000	167,708
Total Technology		223,184,829

Basic Materials - 1.1%
Newcrest Finance Pty Ltd.
3.25% due 05/13/30[4]	48,900,000	40,747,888
4.20% due 05/13/50[4]	26,390,000	18,951,948
Anglo American Capital plc
5.63% due 04/01/30[4]	21,100,000	19,962,621
2.63% due 09/10/30[4]	18,000,000	13,855,258
3.95% due 09/10/50[4]	14,140,000	9,624,913
2.88% due 03/17/31[4]	70,000	54,228
Minerals Technologies, Inc.
5.00% due 07/01/28[4]	18,630,000	16,214,201
Alcoa Nederland Holding BV
4.13% due 03/31/29[4]	8,600,000	7,212,517
5.50% due 12/15/27[4]	6,525,000	6,085,541
6.13% due 05/15/28[4]	2,800,000	2,645,487
Valvoline, Inc.
3.63% due 06/15/31[4]	18,300,000	13,477,753
Yamana Gold, Inc.
2.63% due 08/15/31	14,350,000	10,613,060
4.63% due 12/15/27	3,000,000	2,730,869
Reliance Steel & Aluminum Co.
2.15% due 08/15/30	12,040,000	9,157,528
Corporation Nacional del Cobre de Chile
3.75% due 01/15/31[4]	10,430,000	8,877,703

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
INEOS Quattro Finance 2 plc
2.50% due 01/15/26	EUR 8,500,000	$6,833,657
Steel Dynamics, Inc.
2.40% due 06/15/25	5,950,000	5,500,916
Nucor Corp.
2.00% due 06/01/25	5,000,000	4,615,001
Carpenter Technology Corp.
6.38% due 07/15/28	2,125,000	1,970,725
Albemarle Corp.
5.45% due 12/01/44	1,500,000	1,302,568
WR Grace Holdings LLC
4.88% due 06/15/27[4]	925,000	795,158
Total Basic Materials		201,229,540

Utilities - 1.0%
Cheniere Corpus Christi Holdings LLC
3.52% due 12/31/39†††	97,100,000	76,053,480
AES Corp.
3.95% due 07/15/30[4]	27,890,000	23,882,207
3.30% due 07/15/25[4]	3,750,000	3,457,987
NRG Energy, Inc.
2.45% due 12/02/27[4]	26,000,000	21,284,834
Arizona Public Service Co.
3.35% due 05/15/50	23,140,000	15,128,842
Alexander Funding Trust
1.84% due 11/15/23[4]	14,400,000	13,474,468
Enel Finance International N.V.
2.88% due 07/12/41[4]	19,800,000	11,295,871
Clearway Energy Operating LLC
3.75% due 02/15/31[4]	11,150,000	8,856,194
Entergy Texas, Inc.
1.50% due 09/01/26	1,650,000	1,424,955
Indiana Michigan Power Co.
6.05% due 03/15/37	1,310,000	1,316,944
NiSource, Inc.
5.65% due 02/01/45	1,370,000	1,268,141
Nevada Power Co.
6.65% due 04/01/36	1,180,000	1,248,654
Progress Energy, Inc.
6.00% due 12/01/39	1,290,000	1,244,276
Southern Power Co.
5.25% due 07/15/43	1,350,000	1,167,136
Consolidated Edison Company of New York, Inc.
5.10% due 06/15/33	1,080,000	1,037,359
Dominion Energy, Inc.
3.82% (3 Month USD LIBOR + 0.53%) due 09/15/23◊	1,030,000	1,025,195
Atmos Energy Corp.
0.63% due 03/09/23	800,000	787,227
ONE Gas, Inc.
0.85% due 03/11/23	404,000	397,702
OGE Energy Corp.
0.70% due 05/26/23	360,000	350,464
Total Utilities		184,701,936

Total Corporate Bonds
(Cost $8,366,380,761)		6,539,291,738

ASSET-BACKED SECURITIES†† - 24.9%
Collateralized Loan Obligations - 15.5%
BXMT Ltd.
2020-FL2 A, 3.84% (1 Month Term SOFR + 1.01%, Rate Floor: 0.90%) due 02/15/38◊,4	76,225,000	75,099,538
2020-FL3 AS, 4.15% (30 Day Average SOFR + 1.86%, Rate Floor: 1.75%) due 11/15/37◊,4	23,550,000	23,055,214
2020-FL3 C, 4.95% (30 Day Average SOFR + 2.66%, Rate Floor: 2.55%) due 11/15/37◊,4	16,125,000	15,550,682

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
2020-FL2 B, 4.34% (1 Month Term SOFR + 1.51%, Rate Floor: 1.40%) due 02/15/38◊,4	16,000,000	$15,395,158
2020-FL3 B, 4.55% (30 Day Average SOFR + 2.26%, Rate Floor: 2.15%) due 11/15/37◊,7	10,600,000	10,283,971
2020-FL2 C, 4.59% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 02/15/38◊,7	5,360,000	5,103,131
2020-FL2 AS, 4.09% (1 Month Term SOFR + 1.26%, Rate Floor: 1.15%) due 02/15/38◊,7	5,200,000	5,027,734
LCCM Trust
2021-FL3 A, 4.27% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 11/15/38◊,4	98,500,000	93,960,706
2021-FL3 AS, 4.62% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 11/15/38◊,4	36,950,000	35,139,162
2021-FL3 B, 5.02% (1 Month USD LIBOR + 2.20%, Rate Floor: 2.20%) due 11/15/38◊,4	20,750,000	19,823,027
LoanCore Issuer Ltd.
2021-CRE6 B, 4.72% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 11/15/38◊,7	44,000,000	41,358,236
2021-CRE4 C, 4.10% (30 Day Average SOFR + 1.81%, Rate Floor: 1.70%) due 07/15/35◊,4	25,982,000	24,440,849
2021-CRE6 C, 5.12% (1 Month USD LIBOR + 2.30%, Rate Floor: 2.30%) due 11/15/38◊,4	22,825,000	21,203,848
2019-CRE2 AS, 4.32% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36◊,4	17,640,463	17,488,865
2021-CRE5 D, 5.82% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 07/15/36◊,4	14,350,000	13,602,510
2019-CRE2 B, 4.52% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 05/15/36◊,7	11,575,000	11,311,988
2021-CRE4 D, 4.90% (30 Day Average SOFR + 2.61%, Rate Floor: 2.50%) due 07/15/35◊,7	5,600,000	5,301,140
2019-CRE3 B, 4.42% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/15/34◊,7	4,410,000	4,332,473
Cerberus Loan Funding XXX, LP
2020-3A A, 4.36% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 01/15/33◊,4	100,000,000	97,913,950

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
2020-3A B, 5.01% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/15/33◊,4	10,200,000	$9,859,965
HERA Commercial Mortgage Ltd.
2021-FL1 B, 4.59% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 02/18/38◊,4	49,562,000	46,653,325
2021-FL1 AS, 4.29% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/18/38◊,4	28,000,000	26,752,146
2021-FL1 C, 4.94% (1 Month USD LIBOR + 1.95%, Rate Floor: 1.95%) due 02/18/38◊,4	19,200,000	18,144,657
2021-FL1 A, 4.04% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 02/18/38◊,7	10,000,000	9,649,441
Woodmont Trust
2020-7A A1A, 4.41% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/15/32◊,4	83,000,000	81,162,895
2020-7A B, 5.11% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 01/15/32◊,4	13,500,000	13,017,769
2020-7A A2, 4.76% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/15/32◊,4	7,000,000	6,865,328
Cerberus Loan Funding XXXII, LP
2021-2A A, 4.13% (3 Month USD LIBOR + 1.62%, Rate Floor: 1.62%) due 04/22/33◊,4	65,000,000	62,450,446
2021-2A C, 5.36% (3 Month USD LIBOR + 2.85%, Rate Floor: 2.85%) due 04/22/33◊,4	20,925,000	19,102,424
2021-2A B, 4.41% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 04/22/33◊,4	19,200,000	17,936,312
Golub Capital Partners CLO 33M Ltd.
2021-33A AR2, 4.86% (3 Month USD LIBOR + 1.86%, Rate Floor: 1.86%) due 08/25/33◊,4	104,600,001	99,371,684
Palmer Square Loan Funding Ltd.
2022-1A A2, 3.93% (3 Month Term SOFR + 1.60%, Rate Floor: 1.60%) due 04/15/30◊,4	23,000,000	21,617,408
2021-3A B, 4.46% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 07/20/29◊,4	22,500,000	20,760,682
2021-1A A2, 3.96% (3 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 04/20/29◊,4	19,000,000	18,246,405
2021-2A B, 4.38% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 05/20/29◊,4	10,500,000	9,640,910

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
2021-1A B, 4.51% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 04/20/29◊,4	7,100,000	$6,677,925
2021-2A C, 5.38% (3 Month USD LIBOR + 2.40%, Rate Floor: 2.40%) due 05/20/29◊,4	7,000,000	6,560,773
ABPCI Direct Lending Fund CLO II LLC
2021-1A A1R, 4.31% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/20/32◊,4	83,450,000	81,267,182
Cerberus Loan Funding XXXI, LP
2021-1A A, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/32◊,4	70,250,000	69,343,965
2021-1A C, 5.11% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 04/15/32◊,4	12,000,000	11,336,341
Golub Capital Partners CLO 36M Ltd.
2018-36A A, 4.13% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31◊,4	76,300,000	75,177,322
KREF Funding V LLC
1.83% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/25/26◊,†††	67,947,779	67,641,888
0.15% due 06/25/26†††,10	313,636,364	12,545
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A A1R, 4.21% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/20/31◊,4	50,650,000	49,536,206
2021-5A A2R, 4.61% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 04/20/31◊,4	15,975,000	15,215,580
THL Credit Lake Shore MM CLO I Ltd.
2021-1A A1R, 4.21% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/15/33◊,4	33,500,000	32,531,803
2021-1A BR, 4.51% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/15/33◊,4	30,400,000	28,661,500
ABPCI Direct Lending Fund CLO I LLC
2021-1A A1A2, 4.41% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 07/20/33◊,4	59,500,000	57,964,918
2021-1A B12, 4.71% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/20/33◊,4	2,500,000	2,335,536
Cerberus Loan Funding XXVI, LP
2021-1A AR, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/31◊,4	55,700,000	54,644,814

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
2021-1A BR, 4.41% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 04/15/31◊,4	3,250,000	$3,128,227
ABPCI Direct Lending Fund IX LLC
2021-9A A1R, 4.17% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 11/18/31◊,4	34,150,000	33,013,126
2021-9A A2R, 4.57% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 11/18/31◊,4	26,000,000	24,540,680
CHCP Ltd.
2021-FL1 A, 4.01% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/15/38◊,4	27,978,242	27,445,019
2021-FL1 AS, 4.26% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%) due 02/15/38◊,4	22,250,000	21,266,000
2021-FL1 B, 4.61% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 02/15/38◊,7	5,900,000	5,612,492
2021-FL1 C, 5.06% (1 Month Term SOFR + 2.21%, Rate Floor: 2.10%) due 02/15/38◊,7	2,950,000	2,762,418
FS Rialto
2021-FL3 C, 4.99% (1 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 11/16/36◊,4	31,150,000	29,015,135
2021-FL2 C, 4.99% (1 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 05/16/38◊,4	15,665,000	14,708,327
2021-FL3 B, 4.74% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 11/16/36◊,7	8,000,000	7,506,552
Fortress Credit Opportunities IX CLO Ltd.
2021-9A A2TR, 4.31% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 10/15/33◊,4	46,200,000	44,673,266
2021-9A BR, 4.46% (3 Month USD LIBOR + 1.95%, Rate Floor: 1.95%) due 10/15/33◊,4	6,700,000	6,190,898
Owl Rock CLO IV Ltd.
2021-4A A1R, 4.58% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 08/20/33◊,4	36,500,000	34,800,352
2021-4A A2R, 4.88% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 08/20/33◊,4	16,750,000	15,551,814
Fortress Credit Opportunities XI CLO Ltd.
2018-11A A1T, 3.81% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31◊,4	44,300,000	43,439,552

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
2018-11A C, 5.01% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 04/15/31◊,4	2,300,000	$2,139,705
ABPCI Direct Lending Fund CLO VII, LP
2021-7A A1R, 4.20% (3 Month USD LIBOR + 1.43%, Rate Floor: 1.43%) due 10/20/31◊,4	39,500,000	37,725,660
2021-7A A2R, 4.62% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 10/20/31◊,4	8,250,000	7,805,545
Cerberus Loan Funding XXXIII, LP
2021-3A A, 4.07% (3 Month USD LIBOR + 1.56%, Rate Floor: 1.56%) due 07/23/33◊,4	34,500,000	33,172,709
2021-3A B, 4.36% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 07/23/33◊,4	9,500,000	8,520,924
GoldenTree Loan Management US CLO 1 Ltd.
2021-9A B, 4.21% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 01/20/33◊,4	35,900,000	33,382,793
2021-9A C, 4.51% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 01/20/33◊,4	3,900,000	3,519,396
Cerberus Loan Funding XXXV, LP
2021-5A A, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 09/22/33◊,4	30,750,000	29,436,062
2021-5A B, 4.36% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 09/22/33◊,4	8,000,000	7,431,033
ACRES Commercial Realty Ltd.
2021-FL1 C, 4.94% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 06/15/36◊,7	13,092,000	12,210,925
2021-FL1 D, 5.59% (1 Month USD LIBOR + 2.65%, Rate Floor: 2.65%) due 06/15/36◊,7	11,750,000	10,860,901
2021-FL2 B, 5.19% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/15/37◊,7	10,100,000	9,745,937
2021-FL2 AS, 4.69% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 01/15/37◊,7	3,500,000	3,360,189
LCM XXIV Ltd.
2021-24A BR, 4.11% (3 Month USD LIBOR + 1.40%, Rate Floor: 0.00%) due 03/20/30◊,4	24,200,000	23,064,589

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
2021-24A CR, 4.61% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 03/20/30◊,4	13,050,000	$11,823,603
Golub Capital Partners CLO 16 Ltd.
2021-16A A1R2, 4.39% (3 Month USD LIBOR + 1.61%, Rate Floor: 1.61%) due 07/25/33◊,4	26,750,000	25,547,884
2021-16A A2R2, 4.58% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 07/25/33◊,4	9,000,000	8,574,564
GPMT Ltd.
2019-FL2 C, 5.36% (1 Month USD LIBOR + 2.35%, Rate Floor: 2.35%) due 02/22/36◊,4	21,400,000	21,173,811
2019-FL2 B, 4.91% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 02/22/36◊,7	11,039,044	10,935,514
Golub Capital Partners CLO 49M Ltd.
2021-49A BR, 4.61% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 08/26/33◊,4	21,695,000	20,139,087
2021-49A CR, 5.31% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 08/26/33◊,4	12,600,000	11,327,124
Madison Park Funding XLVIII Ltd.
2021-48A B, 4.19% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/19/33◊,4	27,500,000	25,920,848
2021-48A C, 4.74% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/19/33◊,4	5,900,000	5,426,626
BDS Ltd.
2021-FL9 C, 4.89% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 11/16/38◊,4	19,500,000	18,234,493
2020-FL5 B, 4.84% (1 Month Term SOFR + 1.91%, Rate Floor: 1.80%) due 02/16/37◊,7	4,400,000	4,314,814
2021-FL9 D, 5.24% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 11/16/38◊,7	4,400,000	4,107,565
2020-FL5 AS, 4.39% (1 Month Term SOFR + 1.46%, Rate Floor: 1.35%) due 02/16/37◊,7	3,200,000	3,124,955
Golub Capital Partners CLO 17 Ltd.
2017-17A A1R, 4.43% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30◊,4	29,900,000	29,456,783

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
BCC Middle Market CLO LLC
2021-1A A1R, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 10/15/33◊,4	30,450,000	$29,249,463
Neuberger Berman Loan Advisers CLO 40 Ltd.
2021-40A B, 4.14% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/16/33◊,4	26,700,000	25,072,574
2021-40A C, 4.49% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/16/33◊,4	2,000,000	1,822,439
MidOcean Credit CLO VII
2020-7A BR, 4.11% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/15/29◊,4	27,500,000	25,941,542
OCP CLO Ltd.
2020-4A A2RR, 4.23% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/24/29◊,4	25,500,000	24,948,091
STWD Ltd.
2019-FL1 B, 4.64% (1 Month Term SOFR + 1.71%, Rate Floor: 1.60%) due 07/15/38◊,7	11,210,000	10,841,547
2019-FL1 C, 4.99% (1 Month Term SOFR + 2.06%, Rate Floor: 1.95%) due 07/15/38◊,7	8,800,000	8,488,505
2021-FL2 C, 5.04% (1 Month USD LIBOR + 2.10%, Rate Floor: 2.10%) due 04/18/38◊,7	2,820,000	2,690,464
2019-FL1 AS, 4.44% (1 Month Term SOFR + 1.51%, Rate Floor: 1.40%) due 07/15/38◊,7	2,200,000	2,155,544
BSPDF Issuer Ltd.
2021-FL1 C, 5.07% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 10/15/36◊,7	15,300,000	14,642,039
2021-FL1 B, 4.62% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 10/15/36◊,7	6,500,000	6,223,468
2021-FL1 D, 5.57% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 10/15/36◊,7	3,500,000	3,242,901
Madison Park Funding LIII Ltd.
2022-53A B, 4.22% (3 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 04/21/35◊,4	24,000,000	22,749,430
Venture XIV CLO Ltd.
2020-14A CRR, 5.29% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 08/28/29◊,4	22,725,000	21,451,257
Magnetite XXIX Ltd.
2021-29A B, 3.91% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 01/15/34◊,4	15,100,000	14,234,166

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
2021-29A C, 4.16% (3 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 01/15/34◊,4	7,700,000	$6,986,016
Apres Static CLO Ltd.
2020-1A A2R, 4.21% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 10/15/28◊,4	21,750,000	21,123,219
NewStar Fairfield Fund CLO Ltd.
2018-2A A1N, 3.98% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30◊,4	21,171,638	20,766,878
Golub Capital Partners CLO 54M L.P
2021-54A B, 4.68% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 08/05/33◊,4	21,000,000	19,465,005
Marathon CLO V Ltd.
2017-5A A2R, 4.43% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27◊,4	18,020,137	17,848,919
2017-5A A1R, 3.85% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27◊,4	1,465,610	1,461,287
AMMC CLO XIV Ltd.
2021-14A A2R2, 4.18% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 07/25/29◊,4	18,290,000	17,600,319
Anchorage Capital CLO 6 Ltd.
2021-6A CRR, 4.71% (3 Month USD LIBOR + 2.20%, Rate Floor: 2.20%) due 07/15/30◊,4	18,585,000	17,316,059
Recette CLO Ltd.
2021-1A BRR, 4.11% (3 Month USD LIBOR + 1.40%, Rate Floor: 0.00%) due 04/20/34◊,4	9,800,000	9,114,546
2021-1A CRR, 4.46% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 04/20/34◊,4	9,200,000	8,123,668
Neuberger Berman Loan Advisers CLO 32 Ltd.
2021-32A BR, 4.14% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 01/20/32◊,4	14,100,000	13,311,202
2021-32A CR, 4.44% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 01/20/32◊,4	4,200,000	3,818,605
BSPRT Issuer Ltd.
2021-FL7 C, 5.12% (1 Month USD LIBOR + 2.30%, Rate Floor: 2.30%) due 12/15/38◊,7	7,250,000	6,805,442
2021-FL6 C, 4.87% (1 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 03/15/36◊,7	5,550,000	5,140,629

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
2021-FL7 B, 4.87% (1 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 12/15/38◊,7	4,875,000	$4,625,197
Owl Rock CLO VI Ltd.
2021-6A B1, 5.28% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/21/32◊,4	17,450,000	16,393,109
KREF
2021-FL2 C, 4.94% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/15/39◊,4	16,600,000	15,746,465
Owl Rock CLO II Ltd.
2021-2A ALR, 4.26% (3 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 04/20/33◊,4	15,600,000	14,998,464
Dryden 36 Senior Loan Fund
2020-36A CR3, 4.56% (3 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 04/15/29◊,4	15,200,000	14,309,893
Golub Capital Partners CLO 25M Ltd.
2018-25A AR, 4.21% (3 Month USD LIBOR + 1.38%, Rate Floor: 1.38%) due 05/05/30◊,4	14,470,880	14,286,046
Octagon Investment Partners 49 Ltd.
2021-5A B, 4.06% (3 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 01/15/33◊,4	12,800,000	12,021,441
Greystone Commercial Real Estate Notes
2021-FL3 C, 4.82% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/15/39◊,7	12,000,000	11,006,670
Lake Shore MM CLO III LLC
2021-2A A1R, 4.22% (3 Month USD LIBOR + 1.48%, Rate Floor: 1.48%) due 10/17/31◊,4	10,000,000	9,757,911
Golub Capital Partners CLO 54M, LP
2021-54A A, 4.36% (3 Month USD LIBOR + 1.53%, Rate Floor: 1.53%) due 08/05/33◊,4	10,000,000	9,571,987
Neuberger Berman CLO XVI-S Ltd.
2021-16SA BR, 3.91% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/15/34◊,4	10,200,000	9,525,554
Cerberus Loan Funding XXXVI, LP
2021-6A A, 3.91% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 11/22/33◊,4	8,985,093	8,918,646
Neuberger Berman Loan Advisers CLO 47 Ltd.
2022-47A B, 4.10% (3 Month Term SOFR + 1.80%, Rate Floor: 1.80%) due 04/14/35◊,4	9,000,000	8,504,584

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Boyce Park CLO Ltd.
2022-1A B1, 2.37% (3 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 04/21/35◊,4	8,800,000	$8,179,292
Dryden 37 Senior Loan Fund
2015-37A Q, due 01/15/31[4,11]	10,000,000	7,633,047
ACRE Commercial Mortgage Ltd.
2021-FL4 B, 4.39% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 12/18/37◊,7	3,100,000	3,016,548
2021-FL4 C, 4.74% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 12/18/37◊,7	3,100,000	3,003,293
HGI CRE CLO Ltd.
2021-FL2 B, 4.44% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 09/17/36◊,7	5,000,000	4,781,934
2021-FL2 C, 4.74% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 09/17/36◊,7	1,000,000	938,110
Owl Rock CLO I Ltd.
2019-1A A, 4.78% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 05/20/31◊,4	5,650,000	5,452,656
Shackleton CLO Ltd.
2017-8A BR, 4.01% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 10/20/27◊,4	5,510,000	5,342,953
VOYA CLO
2021-2A BR, 4.66% (3 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 06/07/30◊,4	4,950,000	4,619,412
Atlas Senior Loan Fund III Ltd.
2017-1A BR, 4.24% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 11/17/27◊,4	4,300,000	4,163,654
Elmwood CLO 19 Ltd.
2022-6A B1, due 10/17/34◊,4	4,000,000	3,997,871
Northwoods Capital XII-B Ltd.
2018-12BA B, 5.14% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 06/15/31◊,4	4,000,000	3,864,778
BRSP Ltd.
2021-FL1 D, 5.69% (1 Month USD LIBOR + 2.70%, Rate Floor: 2.70%) due 08/19/38◊,7	3,800,000	3,547,967
MF1 Multifamily Housing Mortgage Loan Trust
2021-FL6 D, 5.49% (1 Month USD LIBOR + 2.55%, Rate Floor: 2.55%) due 07/16/36◊,7	3,800,000	3,499,728
Carlyle Global Market Strategies CLO Ltd.
2012-3A SUB, due 01/14/32[4,11]	8,920,000	2,907,028

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Wellfleet CLO Ltd.
2018-2A A2R, 4.29% (3 Month USD LIBOR + 1.58%, Rate Floor: 1.58%) due 10/20/28◊,4	2,500,000	$2,408,084
Diamond CLO Ltd.
2021-1A CR, 5.18% (3 Month USD LIBOR + 2.40%, Rate Floor: 2.40%) due 04/25/29◊,4	2,300,000	2,282,532
2021-1A BR, 4.48% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/25/29◊,4	74,868	74,801
Allegro CLO VII Ltd.
2018-1A C, 4.41% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 06/13/31◊,4	2,500,000	2,301,229
Voya CLO Ltd.
2013-1A INC, due 10/15/30[4,11]	10,575,071	2,020,896
TRTX Issuer Ltd.
2019-FL3 B, 4.79% (1 Month Term SOFR + 1.86%, Rate Floor: 1.75%) due 10/15/34◊,7	1,500,000	1,468,649
2019-FL3 A, 4.19% (1 Month Term SOFR + 1.26%, Rate Floor: 1.15%) due 10/15/34◊,7	438,061	436,493
Treman Park CLO Ltd.
2015-1A SUB, due 10/20/28[4,11]	6,859,005	852,780
Newfleet CLO Ltd.
2018-1A A1R, 3.66% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28◊,4	775,636	769,221
Venture XIII CLO Ltd.
2013-13A SUB, due 09/10/29[4,11]	3,700,000	416,893
Great Lakes CLO Ltd.
2014-1A SUB, due 10/15/29[4,11]	461,538	193,615
Babson CLO Ltd.
2014-IA SUB, due 07/20/25[4,11]	1,300,000	81,120
Atlas Senior Loan Fund IX Ltd.
2018-9A SUB, due 04/20/28[4,11]	1,200,000	70,782
Avery Point II CLO Ltd.
2013-3X COM , due 01/18/25[11]	2,375,019	60,444
OHA Credit Partners IX Ltd.
2013-9A ACOM, due 10/20/25[4,11]	1,808,219	1,989
Copper River CLO Ltd.
2007-1A INC, due 01/20/21†††,7,11	1,500,000	630
Total Collateralized Loan Obligations		2,922,359,794

Financial - 2.7%
HV Eight LLC
3.36% (3 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 12/28/25◊,†††	EUR 107,000,000	104,814,697

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Strategic Partners Fund VIII LP
5.04% (1 Month Term SOFR + 2.60%, Rate Floor: 2.60%) due 03/10/26◊,†††	51,900,000	$51,864,477
5.06% (1 Month Term SOFR + 2.60%, Rate Floor: 2.60%) due 03/10/26◊,†††	21,900,000	21,884,020
Madison Avenue Secured Funding Trust
2021-1, 4.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 01/17/23◊,†††,4	70,150,000	70,150,000
KKR Core Holding Company LLC
4.00% due 08/12/31†††	65,584,832	56,123,391
Project Onyx
4.52% (3 Month Term SOFR + 2.40%, Rate Floor: 2.30%) due 01/26/27◊,†††	31,000,000	30,988,788
HarbourVest Structured Solutions IV Holdings, LP
4.60% (3 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 09/15/26◊,†††	19,956,425	19,955,851
2.58% (3 Month EURIBOR + 2.45%, Rate Floor: 2.45%) due 09/15/26◊,†††	EUR 11,100,000	10,876,575
Ceamer Finance LLC
3.69% due 03/22/31†††	23,066,908	20,971,705
Thunderbird A
5.50% due 03/01/37†††	18,995,745	18,995,745
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††	19,215,573	18,684,713
Lightning A
5.50% due 03/01/37†††	18,392,346	18,392,346
Aesf Vi Verdi, LP
2.15% (3 Month EURIBOR + 2.15%, Rate Floor: 2.15%) due 11/25/24◊,†††	EUR 9,941,304	9,738,765
4.40% (3 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 11/25/24◊,†††	8,197,841	8,200,084
Oxford Finance Funding
2020-1A, 3.10% due 02/15/28[4]	13,869,459	13,701,756
Nassau LLC
2019-1, 3.98% due 08/15/34[4]	13,967,545	13,293,924
Lam Trade Finance Group LLC
2.50% due 12/29/22	11,000,000	11,000,000
Industrial DPR Funding Ltd.
2016-1A, 5.24% due 04/15/26[4]	2,322,687	2,287,884
Total Financial		501,924,721

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Transport-Aircraft - 2.2%
AASET Trust
2021-1A, 2.95% due 11/16/41[4]	67,583,078	$53,895,605
2021-2A, 2.80% due 01/15/47[4]	23,494,895	18,570,513
2020-1A, 3.35% due 01/16/40[4]	17,711,806	14,289,986
2019-1, 3.84% due 05/15/39[4]	9,303,826	6,175,322
2017-1A, 3.97% due 05/16/42[4]	5,841,697	4,632,466
2019-2, 3.38% due 10/16/39[4]	2,021,475	1,437,472
Castlelake Aircraft Structured Trust
2021-1A, 3.47% due 01/15/46[4]	55,124,596	48,296,649
Navigator Aircraft ABS Ltd.
2021-1, 2.77% due 11/15/46[4]	45,705,552	38,839,632
Lunar Structured Aircraft Portfolio Notes
2021-1, 2.64% due 10/15/46[4]	36,932,887	30,499,706
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[4]	36,500,997	30,205,718
Sprite Ltd.
2021-1, 3.75% due 11/15/46[4]	34,936,272	29,493,781
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[4]	28,418,408	23,527,293
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[4]	27,761,132	21,248,856
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[4]	25,160,569	18,528,819
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[4]	19,393,733	17,275,825
WAVE LLC
2019-1, 3.60% due 09/15/44[4]	19,742,578	15,617,721
Falcon Aerospace Ltd.
2019-1, 3.60% due 09/15/39[4]	11,564,873	9,188,897
2017-1, 4.58% due 02/15/42[4]	4,588,991	4,160,996
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[4]	14,066,381	12,307,534
2016-1, 4.45% due 08/15/41	147,417	132,408
Raspro Trust
2005-1A, 3.64% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24◊,4	10,637,384	9,863,708
Slam Ltd.
2021-1A, 3.42% due 06/15/46[4]	1,382,850	1,096,778
Stripes Aircraft Ltd.
2013-1 A1, 6.49% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 03/20/23◊,†††	156,653	149,833
Total Transport-Aircraft		409,435,518

Whole Business - 1.4%
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[4]	95,599,000	80,931,532

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
SERVPRO Master Issuer LLC
2021-1A, 2.39% due 04/25/51[4]	29,921,250	$23,596,017
2022-1A, 3.13% due 01/25/52[4]	23,382,500	18,566,079
Taco Bell Funding LLC
2021-1A, 2.29% due 08/25/51[4]	23,393,225	18,692,169
2016-1A, 4.97% due 05/25/46[4]	14,544,125	14,000,684
Wingstop Funding LLC
2020-1A, 2.84% due 12/05/50[4]	25,308,750	21,507,401
2022-1A, 3.73% due 03/05/52[4]	10,300,000	8,648,673
ServiceMaster Funding LLC
2020-1, 3.34% due 01/30/51[4]	28,860,500	22,119,582
2020-1, 2.84% due 01/30/51[4]	9,653,000	7,864,801
Domino’s Pizza Master Issuer LLC
2021-1A, 3.15% due 04/25/51[4]	9,214,363	7,351,062
2017-1A, 4.12% due 07/25/47[4]	7,926,500	7,288,441
Wendy’s Funding LLC
2019-1A, 3.78% due 06/15/49[4]	12,346,125	11,312,162
2019-1A, 4.08% due 06/15/49[4]	1,528,438	1,345,838
DB Master Finance LLC
2019-1A, 4.35% due 05/20/49[4]	7,656,210	6,964,341
2021-1A, 2.79% due 11/20/51[4]	6,699,375	5,255,559
Sonic Capital LLC
2021-1A, 2.64% due 08/20/51[4]	11,472,120	8,211,055
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.19% due 06/05/49[4]	3,356,100	3,179,865
Total Whole Business		266,835,261

Collateralized Debt Obligations - 1.0%
Anchorage Credit Funding 4 Ltd.
2021-4A AR, 2.72% due 04/27/39[4]	108,450,000	99,334,647
2021-4A BR, 3.12% due 04/27/39[7]	16,250,000	13,803,763
Anchorage Credit Funding 3 Ltd.
2021-3A A1R, 2.87% due 01/28/39[4]	54,000,000	48,165,176
Anchorage Credit Funding Ltd.
2021-13A A1, 2.88% due 07/27/39[4]	32,850,000	28,927,766
2021-13A B1, 3.23% due 07/27/39[7]	6,345,000	5,391,954
2021-13A C2, 3.65% due 07/27/39[7]	1,950,000	1,518,886
Total Collateralized Debt Obligations		197,142,192

Net Lease - 0.9%
STORE Master Funding I-VII
2016-1A, 3.96% due 10/20/46[4]	27,605,690	25,724,338
2016-1A, 4.32% due 10/20/46[4]	11,195,251	10,372,661
CF Hippolyta Issuer LLC
2022-1A, 6.11% due 08/15/62[4]	20,500,000	19,425,823
2020-1, 2.28% due 07/15/60[4]	10,125,538	8,854,757
Capital Automotive REIT
2020-1A, 3.48% due 02/15/50[4]	22,102,328	19,877,660

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
2021-1A, 2.76% due 08/15/51[4]	6,594,500	$5,027,814
CARS-DB4, LP
2020-1A, 3.81% due 02/15/50[4]	19,940,381	17,375,631
2020-1A, 3.25% due 02/15/50[4]	3,416,346	2,921,684
CMFT Net Lease Master Issuer LLC
2021-1, 2.91% due 07/20/51[4]	10,050,000	8,257,848
2021-1, 3.04% due 07/20/51[4]	5,050,000	3,921,021
2021-1, 3.44% due 07/20/51[4]	3,215,000	2,507,857
2021-1, 2.51% due 07/20/51[4]	3,000,000	2,464,120
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 2.26% due 11/20/50[4]	15,000,000	13,226,531
STORE Master Funding I LLC
2015-1A, 4.17% due 04/20/45[4]	9,580,058	9,033,042
New Economy Assets Phase 1 Sponsor LLC
2021-1, 2.41% due 10/20/61[4]	10,000,000	8,355,996
CF Hippolyta LLC
2020-1, 2.60% due 07/15/60[4]	4,413,814	3,569,808
STORE Master Funding LLC
2021-1A, 3.70% due 06/20/51[4]	3,560,606	2,844,376
Capital Automotive LLC
2017-1A, 4.18% due 04/15/47[4]	269,209	261,661
Total Net Lease		164,022,628

Single Family Residence - 0.6%
FirstKey Homes Trust
2020-SFR2, 4.50% due 10/19/37[4]	21,640,000	19,633,022
2020-SFR2, 4.00% due 10/19/37[4]	20,340,000	18,228,804
2020-SFR2, 3.37% due 10/19/37[4]	13,010,000	11,485,315
2021-SFR1, 2.19% due 08/17/38[4]	8,174,000	6,918,058
Home Partners of America Trust
2021-2, 2.65% due 12/17/26[4]	47,059,662	40,600,281
2021-3, 2.80% due 01/17/41[4]	15,695,303	13,430,474
Tricon Residential Trust
2021-SFR1, 2.59% due 07/17/38[4]	7,000,000	6,021,840
Total Single Family Residence		116,317,794

Infrastructure - 0.3%
VB-S1 Issuer LLC - VBTEL
2022-1A, 4.29% due 02/15/52[4]	40,900,000	35,779,520
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48[4]	21,060,635	20,802,008
Hotwire Funding LLC
2021-1, 2.66% due 11/20/51[4]	4,025,000	3,321,684
Total Infrastructure		59,903,212

Transport-Container - 0.3%
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[4]	53,228,450	48,036,441
MC Ltd.
2021-1, 2.63% due 11/05/35[4]	11,194,986	9,653,863
Total Transport-Container		57,690,304

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Insurance - 0.0%
JGWPT XXIII LLC
2011-1A, 4.70% due 10/15/56[4]	2,443,497	$2,317,334
JGWPT XXIV LLC
2011-2A, 4.94% due 09/15/56[4]	1,760,725	1,702,719
321 Henderson Receivables VI LLC
2010-1A, 5.56% due 07/15/59[4]	836,932	827,454
Total Insurance		4,847,507

Total Asset-Backed Securities
(Cost $5,070,281,116)		4,700,478,931

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.5%
Government Agency - 9.7%
Uniform MBS 30 Year
due 11/15/52[18]	1,271,056,934	1,176,921,186
Fannie Mae
4.00% due 07/01/52	226,461,708	211,737,660
2.40% due 03/01/40	27,004,000	19,175,156
3.83% due 05/01/49	19,000,000	16,360,117
2.27% due 10/01/41	16,935,000	11,292,481
3.42% due 09/01/47	12,406,747	10,566,729
due 12/25/43[12,14]	12,221,159	9,225,939
2.07% due 10/01/50	13,049,040	9,196,180
2.57% due 08/01/51	12,382,650	8,666,258
2.00% due 09/01/50	11,710,524	8,150,369
2.31% due 10/01/41	9,435,000	6,339,004
1.76% due 08/01/40	9,360,000	6,216,321
2.17% due 03/01/51	8,638,000	5,907,411
2.44% due 10/01/51	8,500,000	5,583,483
2.10% due 07/01/50	7,430,256	5,259,775
2.43% due 12/01/51	7,401,000	5,103,475
2.49% due 12/01/39	6,700,872	5,025,717
2.41% due 12/01/41	7,100,000	4,836,717
due 10/25/43[12,14]	6,056,761	4,598,415
3.05% due 03/01/50	5,991,383	4,554,987
2.94% due 03/01/52	5,798,099	4,484,123
2.51% due 10/01/46	5,669,694	4,293,400
4.07% due 05/01/49	4,671,239	4,243,575
2.52% due 12/01/41	5,285,381	4,016,157
2.17% due 10/01/50	5,141,061	3,628,139
2.99% due 01/01/40	4,429,000	3,440,689
4.24% due 08/01/48	3,400,000	3,313,190
3.50% due 02/01/48	3,817,708	3,284,306
2.54% due 12/01/39	3,685,453	2,859,482
2.34% due 09/01/39	3,632,941	2,679,866
2.42% due 10/01/51	3,442,931	2,498,590
2.36% due 01/01/42	3,500,000	2,360,099
2.96% due 10/01/49	2,829,688	2,250,145
2.50% due 03/01/35	2,341,513	2,127,356
3.26% due 11/01/46	2,363,139	2,010,407
2.69% due 02/01/52	2,477,524	1,846,924
2.92% due 03/01/50	2,344,128	1,837,802
2.51% due 07/01/50	2,362,194	1,754,078
2.62% due 12/01/51	2,324,162	1,714,633
2.93% due 03/01/52	2,082,282	1,617,789
2.68% due 04/01/50	1,907,306	1,469,825
3.46% due 08/01/49	1,662,615	1,414,626
3.50% due 12/01/47	1,443,477	1,319,162
3.08% due 02/01/33	1,300,000	1,164,923
3.74% due 02/01/48	1,236,016	1,087,224
4.05% due 09/01/48	1,142,509	1,043,688
2.32% due 07/01/50	1,362,537	979,535
3.13% due 01/01/30	971,937	894,547
2.25% due 10/01/50	1,256,375	876,952
3.96% due 06/01/49	951,089	816,200
3.60% due 10/01/47	917,426	792,192
3.01% due 04/01/42	1,050,000	770,188
4.00% due 12/01/38	794,843	751,421
2.65% due 12/01/51	989,721	729,649
3.18% due 09/01/42	843,271	700,642
3.50% due 12/01/46	748,295	684,477
4.00% due 08/01/47	714,594	676,751
3.91% due 07/01/49	667,120	639,476
4.50% due 03/01/48	630,682	609,294
3.63% due 01/01/37	704,441	608,063
3.50% due 12/01/45	619,476	569,184
3.36% due 12/01/39	683,623	562,222
4.00% due 01/01/46	584,557	554,181
2.75% due 11/01/31	613,179	540,907
2.50% due 01/01/35	588,606	535,503
3.00% due 07/01/46	510,008	454,026
2.56% due 05/01/39	595,237	452,871
4.50% due 02/01/45	322,441	315,914
4.33% due 09/01/48	329,264	310,780
4.22% due 04/01/49	315,000	282,634

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
5.00% due 12/01/44	253,207	$251,544
3.50% due 08/01/43	223,616	205,377
5.00% due 05/01/44	202,190	200,072
4.50% due 05/01/47	182,619	178,638
2.06% due 09/01/36	140,000	99,489
2.28% due 01/01/51	69,742	50,140
Freddie Mac
4.00% due 06/01/52	178,397,993	166,343,592
3.26% due 09/01/45	2,169,818	1,876,135
1.96% due 05/01/50	1,555,362	1,052,064
1.95% due 05/01/50	1,432,900	967,710
4.00% due 01/15/46	846,868	836,709
3.50% due 01/01/44	874,672	804,282
4.00% due 02/01/46	639,659	607,531
4.00% due 11/01/45	517,083	491,804
3.00% due 08/01/46	541,339	482,167
4.50% due 06/01/48	248,695	240,398
Fannie Mae-Aces
1.61% (WAC) due 03/25/35◊,10	229,938,302	25,773,209
Freddie Mac Seasoned Credit Risk Transfer Trust
2.00% due 11/25/59	12,012,544	10,202,406
2.00% due 05/25/60	9,781,426	8,307,604
FARM Mortgage Trust
2.18% (WAC) due 01/25/51◊,4	10,946,906	8,925,322
Freddie Mac Multifamily Structured Pass Through Certificates
0.64% (WAC) due 12/25/24◊,10	41,888,800	418,038
FREMF Mortgage Trust
0.13% due 05/25/46[4,10]	660,233,285	167,567
Total Government Agency		1,842,066,985

Residential Mortgage-Backed Securities - 8.8%
CSMC Trust
2020-RPL5, 3.02% (WAC) due 08/25/60◊,4	73,650,796	70,563,038
2021-RPL7, 1.93% (WAC) due 07/27/61◊,4	63,645,706	58,250,364
2021-RPL4, 1.80% (WAC) due 12/27/60◊,4	42,558,644	39,588,519
2021-RPL1, 1.67% (WAC) due 09/27/60◊,4	28,992,032	27,228,084
BRAVO Residential Funding Trust
2022-R1, 3.13% due 01/29/70[4,13]	81,887,331	72,339,645
2021-C, 1.62% due 03/01/61[4,13]	68,822,848	62,749,741
2021-HE1, 3.78% (30 Day Average SOFR + 1.50%, Rate Floor: 0.00%) due 01/25/70◊,4	7,500,000	7,387,708
FKRT
2.21% due 11/30/58†††,7	117,200,000	111,472,220
PRPM LLC
2021-5, 1.79% due 06/25/26[4,13]	65,608,913	59,007,698
2021-8, 1.74% (WAC) due 09/25/26◊,4	36,376,957	33,215,520
2022-1, 3.72% due 02/25/27[4,13]	8,898,082	8,282,418
Legacy Mortgage Asset Trust
2021-GS2, 1.75% due 04/25/61[4,13]	42,352,615	39,293,634
2021-GS3, 1.75% due 07/25/61[4,13]	37,811,363	34,436,642
2021-GS5, 2.25% due 07/25/67[4,13]	24,285,480	22,248,137
Towd Point Revolving Trust
4.83% due 09/25/64[7]	81,500,000	78,757,525

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC5, 3.23% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 10/25/36◊	26,392,189	$14,493,242
2007-HE5, 3.42% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 03/25/37◊	27,527,956	12,723,471
2006-HE6, 3.56% (1 Month USD LIBOR + 0.48%, Rate Floor: 0.48%) due 09/25/36◊	23,666,187	9,168,418
2006-HE5, 3.36% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 08/25/36◊	13,687,855	7,368,335
2006-HE4, 3.56% (1 Month USD LIBOR + 0.48%, Rate Floor: 0.48%) due 06/25/36◊	8,547,639	4,730,342
2006-HE5, 3.58% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.50%) due 08/25/36◊	8,201,661	4,337,750
2007-HE2, 3.21% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 01/25/37◊	8,360,500	4,129,555
2007-HE3, 3.19% (1 Month USD LIBOR + 0.11%, Rate Floor: 0.11%) due 12/25/36◊	5,790,354	3,081,084
2007-NC3, 3.27% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 05/25/37◊	3,586,563	2,739,117
2007-HE6, 3.14% (1 Month USD LIBOR + 0.06%, Rate Floor: 0.06%) due 05/25/37◊	2,595,276	2,302,077
2007-HE3, 3.21% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/36◊,4	2,108,351	1,318,151
2006-HE6, 3.38% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 09/25/36◊	2,999,939	1,159,374
LSTAR Securities Investment Ltd.
2021-1, 4.36% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26◊,7	40,441,148	37,522,794
2021-2, 4.26% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26◊,7	24,706,520	24,107,728
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[4,13]	62,532,975	58,006,275
Home Equity Loan Trust
2007-FRE1, 3.27% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37◊	55,125,674	51,324,390

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 3.21% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/36◊	65,025,176	$41,944,145
2006-WMC4, 3.20% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36◊	11,963,639	6,559,556
2006-WMC3, 3.56% (1 Month USD LIBOR + 0.48%, Rate Floor: 0.48%) due 08/25/36◊	1,917,473	1,382,670
NYMT Loan Trust
2022-SP1, 5.25% due 07/25/62[4,13]	43,055,618	41,247,066
Soundview Home Loan Trust
2006-OPT5, 3.36% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 07/25/36◊	35,702,192	34,077,303
GSAMP Trust
2007-NC1, 3.21% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/46◊	26,148,226	14,511,387
2006-HE8, 3.31% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 01/25/37◊	10,107,000	8,620,898
2006-NC2, 3.38% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 06/25/36◊	6,428,559	3,823,599
2007-NC1, 3.23% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 12/25/46◊	5,834,052	3,001,821
Alternative Loan Trust
2007-OA4, 3.42% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 05/25/47◊	16,798,459	14,420,888
2007-OH3, 3.66% (1 Month USD LIBOR + 0.58%, Rate Cap/Floor: 10.00%/0.58%) due 09/25/47◊	6,629,837	5,810,732
2006-43CB, 6.00% (1 Month USD LIBOR + 0.50%, Rate Cap/Floor: 6.00%/6.00%) due 02/25/37◊	6,237,606	3,679,404
2007-OA7, 3.44% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 05/25/47◊	2,463,087	2,091,198
2007-OH3, 3.52% (1 Month USD LIBOR + 0.44%, Rate Cap/Floor: 10.00%/0.44%) due 09/25/47◊	659,030	568,336
NovaStar Mortgage Funding Trust Series
2007-2, 3.28% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37◊	24,857,542	23,833,342

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
2007-1, 3.21% (1 Month USD LIBOR + 0.13%, Rate Cap/Floor: 11.00%/0.13%) due 03/25/37◊	2,952,265	$1,985,080
Citigroup Mortgage Loan Trust, Inc.
2007-AMC1, 3.24% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 12/25/36◊,4	21,749,371	12,119,278
2006-WF1, 5.03% due 03/25/36	14,986,361	7,743,639
2007-AMC3, 3.26% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 03/25/37◊	6,283,732	5,492,594
Imperial Fund Mortgage Trust
2022-NQM2, 4.02% (WAC) due 03/25/67◊,4	13,704,724	12,309,756
2022-NQM2, 4.20% (WAC) due 03/25/67◊,4	13,471,847	12,038,145
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 3.71% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37◊	22,308,681	21,662,131
2006-BC4, 3.42% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 12/25/36◊	2,306,751	2,239,752
2006-BC6, 3.25% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 01/25/37◊	154,628	151,778
2006-OPT1, 3.34% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/25/36◊	13,026	12,952
ACE Securities Corporation Home Equity Loan Trust Series
2006-NC1, 3.70% (1 Month USD LIBOR + 0.62%, Rate Floor: 0.62%) due 12/25/35◊	16,761,000	15,909,040
2007-ASP1, 3.48% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 03/25/37◊	8,409,116	4,085,778
2007-WM2, 3.29% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 02/25/37◊	6,486,963	3,055,886
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR10, 3.42% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 12/25/36◊	8,537,449	7,657,437
2006-AR9, 1.93% (1 Year CMT Rate + 0.83%, Rate Floor: 0.83%) due 11/25/46◊	9,218,049	7,644,892

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
2006-AR9, 1.94% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46◊	4,049,546	$3,280,591
2006-7, 4.05% due 09/25/36	5,383,421	1,587,951
2006-8, 4.17% due 10/25/36	348,995	127,680
Starwood Mortgage Residential Trust
2020-1, 2.56% (WAC) due 02/25/50◊,4	11,581,890	11,029,056
2020-1, 2.41% (WAC) due 02/25/50◊,4	8,909,147	8,592,393
IXIS Real Estate Capital Trust
2007-HE1, 3.19% (1 Month USD LIBOR + 0.11%, Rate Floor: 0.11%) due 05/25/37◊	33,145,125	8,530,233
2006-HE1, 3.68% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 03/25/36◊	12,032,457	6,446,620
2007-HE1, 3.31% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 05/25/37◊	6,290,471	1,619,087
2007-HE1, 3.24% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 05/25/37◊	5,907,900	1,520,550
2007-HE1, 3.14% (1 Month USD LIBOR + 0.06%, Rate Floor: 0.06%) due 05/25/37◊	4,915,100	1,264,872
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[10]	129,546,489	18,542,999
Credit Suisse Mortgage Capital Certificates
2021-RPL9, 2.44% (WAC) due 02/25/61◊,4	19,470,501	17,801,634
SPS Servicer Advance Receivables Trust
2020-T2, 1.83% due 11/15/55[4]	20,000,000	17,593,632
Merrill Lynch Mortgage Investors Trust Series
2007-HE2, 3.60% (1 Month USD LIBOR + 0.52%, Rate Floor: 0.52%) due 02/25/37◊	32,796,789	10,865,379
2006-HE6, 3.36% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 11/25/37◊	8,632,581	4,899,665
Citigroup Mortgage Loan Trust
2022-A, 6.17% due 09/25/62[4,13]	15,257,186	14,946,432
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68◊,7	8,907,905	8,592,161
2019-RM3, 2.80% (WAC) due 06/25/69◊,7	5,330,510	5,176,392
RALI Series Trust
2007-QO4, 3.46% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 05/25/47◊	4,119,465	3,693,530

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
2006-QO2, 3.52% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 02/25/46◊	16,536,210	$3,623,295
2007-QO2, 3.23% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 02/25/47◊	7,566,821	2,999,346
2006-QO2, 3.62% (1 Month USD LIBOR + 0.54%, Rate Floor: 0.54%) due 02/25/46◊	5,362,610	1,207,670
2006-QO6, 3.44% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 06/25/46◊	4,717,823	1,118,709
2007-QO3, 3.40% (1 Month USD LIBOR + 0.32%, Rate Floor: 0.32%) due 03/25/47◊	884,734	770,039
Ameriquest Mortgage Securities Trust
2006-M3, 3.24% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 10/25/36◊	27,480,993	9,388,279
2006-M3, 3.18% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 10/25/36◊	11,543,863	3,943,785
ABFC Trust
2007-WMC1, 4.33% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 06/25/37◊	15,935,337	11,622,894
Bear Stearns Asset-Backed Securities I Trust
2006-HE9, 3.22% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.28%) due 11/25/36◊	11,884,831	11,421,631
First NLC Trust
2005-4, 3.86% (1 Month USD LIBOR + 0.78%, Rate Cap/Floor: 14.00%/0.78%) due 02/25/36◊	9,670,098	9,417,005
2005-1, 3.54% (1 Month USD LIBOR + 0.46%, Rate Cap/Floor: 14.00%/0.46%) due 05/25/35◊	2,301,413	1,955,791
GCAT Trust
2022-NQM3, 4.35% (WAC) due 04/25/67◊,4	12,017,807	11,229,273
Master Asset-Backed Securities Trust
2006-WMC4, 3.23% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 10/25/36◊	10,910,350	3,618,167
2006-NC2, 3.56% (1 Month USD LIBOR + 0.48%, Rate Floor: 0.48%) due 08/25/36◊	7,943,203	3,307,249
2006-WMC3, 3.24% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 08/25/36◊	5,833,616	2,227,323

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
2007-WMC1, 3.24% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 01/25/37◊	6,032,133	$1,955,048
Securitized Asset-Backed Receivables LLC Trust
2006-WM4, 3.24% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 11/25/36◊	30,709,620	9,157,292
2006-HE2, 3.38% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 07/25/36◊	3,396,301	1,585,334
HarborView Mortgage Loan Trust
2006-14, 3.29% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 01/25/47◊	6,913,878	6,004,396
2006-12, 3.18% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/19/38◊	5,228,136	4,616,740
First Franklin Mortgage Loan Trust
2006-FF16, 3.36% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 12/25/36◊	20,970,210	9,736,961
Merrill Lynch Alternative Note Asset Trust Series
2007-A1, 3.54% (1 Month USD LIBOR + 0.46%, Rate Floor: 0.46%) due 01/25/37◊	19,626,757	7,006,132
2007-A1, 3.38% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 01/25/37◊	7,442,794	2,624,768
Fremont Home Loan Trust
2006-E, 3.20% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 01/25/37◊	11,980,953	5,426,119
2006-D, 3.23% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 11/25/36◊	10,727,918	4,001,593
Securitized Asset-Backed Receivables LLC Trust 2007-BR2
2007-BR2, 3.26% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 02/25/37◊,4	10,733,407	8,935,519
Asset-Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 3.68% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 01/25/36◊	9,119,517	8,839,534
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,4	9,250,000	8,416,032

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W4, 3.84% (1 Month USD LIBOR + 0.76%, Rate Floor: 0.76%) due 02/25/36◊	10,032,327	$7,999,617
Long Beach Mortgage Loan Trust
2006-8, 3.40% (1 Month USD LIBOR + 0.32%, Rate Floor: 0.32%) due 09/25/36◊	14,949,585	4,598,719
2006-6, 3.58% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.50%) due 07/25/36◊	4,643,754	1,924,776
2006-8, 3.26% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 09/25/36◊	3,989,765	1,226,471
Credit-Based Asset Servicing and Securitization LLC
2006-CB2, 3.46% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/36◊	7,566,430	7,083,510
Lehman XS Trust Series
2007-2N, 3.26% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 02/25/37◊	5,154,922	4,683,478
2007-15N, 3.58% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.00%) due 08/25/37◊	1,430,924	1,304,932
2006-10N, 3.50% (1 Month USD LIBOR + 0.42%, Rate Floor: 0.42%) due 07/25/46◊	328,694	316,787
WaMu Asset-Backed Certificates WaMu Series
2007-HE4, 3.25% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47◊	5,169,282	3,832,716
2007-HE4, 3.33% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/47◊	3,505,109	2,257,138
WaMu Mortgage Pass-Through Certificates Series Trust
2007-OA6, 1.91% (1 Year CMT Rate + 0.81%, Rate Floor: 0.81%) due 07/25/47◊	4,799,324	3,930,586
2006-AR13, 1.98% (1 Year CMT Rate + 0.88%, Rate Floor: 0.88%) due 10/25/46◊	1,475,471	1,261,040
2006-AR11, 2.02% (1 Year CMT Rate + 0.92%, Rate Floor: 0.92%) due 09/25/46◊	689,932	596,043

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
American Home Mortgage Assets Trust
2006-4, 3.27% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 10/25/46◊	7,118,996	$3,922,069
2006-6, 3.27% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 12/25/46◊	2,208,949	1,823,561
Deutsche Alt-A Securities Mortgage Loan Trust Series
2006-AR4, 3.34% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 12/25/36◊	9,984,218	3,685,397
2007-OA2, 1.87% (1 Year CMT Rate + 0.77%, Rate Floor: 0.77%) due 04/25/47◊	2,246,310	1,975,909
GSAA Home Equity Trust
2006-5, 3.44% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 03/25/36◊	13,029,065	5,059,431
2007-7, 3.62% (1 Month USD LIBOR + 0.54%, Rate Floor: 0.54%) due 07/25/37◊	66,056	63,615
Impac Secured Assets CMN Owner Trust
2005-2, 3.58% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.50%) due 03/25/36◊	5,500,698	4,944,736
COLT Mortgage Loan Trust
2021-2, 2.38% (WAC) due 08/25/66◊,4	7,108,000	4,529,320
OBX Trust
2022-NQM8, 6.10% due 09/25/62[4,13]	4,250,000	4,194,952
Option One Mortgage Loan Trust
2007-2, 3.33% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 03/25/37◊	5,101,195	2,655,504
2007-5, 3.30% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 05/25/37◊	2,180,985	1,403,343
ASG Resecuritization Trust
2010-3, 2.83% (1 Month USD LIBOR + 0.29%, Rate Cap/Floor: 10.50%/0.29%) due 12/28/45◊,4	2,838,066	2,641,929
Morgan Stanley Capital I Incorporated Trust
2006-HE1, 3.66% (1 Month USD LIBOR + 0.58%, Rate Floor: 0.58%) due 01/25/36◊	1,972,203	1,894,070
Countrywide Asset-Backed Certificates
2005-15, 3.76% (1 Month USD LIBOR + 0.45%, Rate Floor: 0.45%) due 03/25/36◊	1,270,494	1,248,523

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Residential Mortgage Loan Trust
2020-1, 2.68% (WAC) due 01/26/60◊,4	1,202,903	$1,130,472
Structured Asset Investment Loan Trust
2006-3, 3.23% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 06/25/36◊	396,651	384,010
2004-BNC2, 4.28% (1 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 12/25/34◊	311,000	304,297
Nomura Resecuritization Trust
2015-4R, 2.20% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36◊,4	753,971	670,320
Impac Secured Assets Trust
2006-2, 3.42% (1 Month USD LIBOR + 0.34%, Rate Cap/Floor: 11.50%/0.34%) due 08/25/36◊	620,728	535,002
Alliance Bancorp Trust
2007-OA1, 3.56% (1 Month USD LIBOR + 0.48%, Rate Floor: 0.48%) due 07/25/37◊	571,657	480,858
Morgan Stanley Resecuritization Trust
2014-R9, 2.58% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/26/46◊,4	291,820	287,753
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	185,597	178,011
Morgan Stanley Re-REMIC Trust
2010-R5, 2.40% due 06/26/36[4]	130,595	117,028
Irwin Home Equity Loan Trust
2007-1, 5.85% due 08/25/37[4]	788	760
Total Residential Mortgage-Backed Securities		1,670,426,943

Commercial Mortgage-Backed Securities - 1.8%
BX Commercial Mortgage Trust
2021-VOLT, 4.82% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 09/15/36◊,4	60,050,000	55,369,049
2021-VOLT, 4.47% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 09/15/36◊,4	52,000,000	48,272,156
2019-XL, 4.82% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/15/36◊,4	6,162,500	5,914,646

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
2022-LP2, 4.88% (1 Month Term SOFR + 1.96%, Rate Floor: 1.96%) due 02/15/39◊,4	5,883,098	$5,471,629
JP Morgan Chase Commercial Mortgage Securities Trust
2021-NYAH, 4.66% (1 Month USD LIBOR + 1.84%, Rate Floor: 1.84%) due 06/15/38◊,4	14,350,000	13,561,753
2016-JP3, 3.57% (WAC) due 08/15/49◊	10,290,000	8,718,227
2021-NYAH, 5.01% (1 Month USD LIBOR + 2.19%, Rate Floor: 2.19%) due 06/15/38◊,4	8,000,000	7,481,479
2016-JP3, 1.52% (WAC) due 08/15/49◊,10	63,938,612	2,537,628
SMRT
2022-MINI, 4.80% (1 Month Term SOFR + 1.95%, Rate Floor: 1.95%) due 01/15/39◊,4	32,500,000	30,466,072
Life Mortgage Trust
2021-BMR, 5.17% (1 Month USD LIBOR + 2.35%, Rate Floor: 2.35%) due 03/15/38◊,4	19,167,918	17,570,736
2021-BMR, 4.57% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/15/38◊,4	5,160,593	4,824,288
Citigroup Commercial Mortgage Trust
2019-GC43, 0.75% (WAC) due 11/10/52◊,10	218,829,131	7,185,451
2019-GC41, 1.17% (WAC) due 08/10/56◊,10	103,464,063	4,967,320
2016-C2, 1.88% (WAC) due 08/10/49◊,10	32,682,277	1,603,964
2016-P4, 2.05% (WAC) due 07/10/49◊,10	28,423,216	1,482,691
2016-P5, 1.53% (WAC) due 10/10/49◊,10	25,432,616	1,065,756
2016-GC37, 1.84% (WAC) due 04/10/49◊,10	17,343,593	762,464
2015-GC35, 0.87% (WAC) due 11/10/48◊,10	28,597,017	506,107
2013-GC15, 4.37% (WAC) due 09/10/46◊	380,000	377,168
2015-GC29, 1.16% (WAC) due 04/10/48◊,10	18,503,262	375,492
2016-C3, 1.16% (WAC) due 11/15/49◊,10	10,243,074	325,225
Extended Stay America Trust
2021-ESH, 5.07% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/15/38◊,4	12,423,539	11,894,321
2021-ESH, 4.52% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 07/15/38◊,4	6,410,546	6,161,552

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Wells Fargo Commercial Mortgage Trust
2017-C38, 1.12% (WAC) due 07/15/50◊,10	66,051,428	$2,329,350
2016-BNK1, 1.86% (WAC) due 08/15/49◊,10	35,087,572	1,742,014
2017-RB1, 1.33% (WAC) due 03/15/50◊,10	35,115,407	1,406,937
2016-C32, 4.88% (WAC) due 01/15/59◊	1,400,000	1,316,361
2017-C42, 1.01% (WAC) due 12/15/50◊,10	34,255,400	1,222,486
2016-C35, 2.04% (WAC) due 07/15/48◊,10	23,035,235	1,220,128
2015-NXS4, 1.17% (WAC) due 12/15/48◊,10	38,117,399	972,760
2017-RC1, 1.63% (WAC) due 01/15/60◊,10	19,814,301	931,789
2016-NXS5, 1.59% (WAC) due 01/15/59◊,10	22,408,387	780,200
2015-C30, 1.03% (WAC) due 09/15/58◊,10	29,170,931	602,587
2015-P2, 1.09% (WAC) due 12/15/48◊,10	22,774,712	553,482
2016-C37, 0.96% (WAC) due 12/15/49◊,10	11,715,998	283,152
2015-NXS1, 1.21% (WAC) due 05/15/48◊,10	8,161,333	164,155
BENCHMARK Mortgage Trust
2019-B14, 0.91% (WAC) due 12/15/62◊,10	108,746,175	3,603,185
2020-IG3, 3.23% (WAC) due 09/15/48◊,4	5,232,000	3,538,132
2018-B2, 0.57% (WAC) due 02/15/51◊,10	120,140,703	1,754,775
2018-B6, 0.57% (WAC) due 10/10/51◊,10	60,592,230	928,612
2018-B6, 4.76% (WAC) due 10/10/51◊	750,000	677,192
GS Mortgage Securities Trust
2020-GC45, 0.79% (WAC) due 02/13/53◊,10	153,393,707	5,234,392
2019-GC42, 0.93% (WAC) due 09/01/52◊,10	69,459,169	2,783,785
2017-GS6, 1.16% (WAC) due 05/10/50◊,10	41,622,896	1,569,221
2017-GS6, 3.87% due 05/10/50	521,000	463,170
2015-GC28, 1.12% (WAC) due 02/10/48◊,10	14,931,097	259,782
GS Mortgage Securities Corporation Trust
2020-UPTN, 3.35% (WAC) due 02/10/37◊,4	5,350,000	4,718,356
2020-DUNE, 4.17% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 12/15/36◊,4	3,750,000	3,669,447

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
2020-DUNE, 4.72% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 12/15/36◊,4	1,000,000	$965,486
JPMDB Commercial Mortgage Securities Trust
2017-C7, 0.99% (WAC) due 10/15/50◊,10	129,624,220	3,871,240
2016-C4, 3.64% (WAC) due 12/15/49◊	2,650,000	2,285,253
2016-C4, 0.88% (WAC) due 12/15/49◊,10	81,950,671	2,026,534
2016-C2, 1.65% (WAC) due 06/15/49◊,10	23,895,456	948,432
2017-C5, 1.04% (WAC) due 03/15/50◊,10	7,604,906	217,770
COMM Mortgage Trust
2018-COR3, 0.58% (WAC) due 05/10/51◊,10	196,332,168	3,954,091
2015-CR26, 1.06% (WAC) due 10/10/48◊,10	78,057,068	1,611,496
2015-CR23, 1.02% (WAC) due 05/10/48◊,10	38,719,208	665,947
2015-CR23, 3.80% due 05/10/48	700,000	659,894
2015-CR24, 0.84% (WAC) due 08/10/48◊,10	40,161,729	627,788
2015-CR27, 1.06% (WAC) due 10/10/48◊,10	25,626,603	561,371
2013-CR13, 0.89% (WAC) due 11/10/46◊,10	34,806,156	239,884
2014-LC15, 1.22% (WAC) due 04/10/47◊,10	9,075,640	98,797
DBGS Mortgage Trust
2018-C1, 4.78% (WAC) due 10/15/51◊	7,588,000	6,870,570
KKR Industrial Portfolio Trust
2021-KDIP, 4.37% (1 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 12/15/37◊,4	6,562,500	6,167,646
CSAIL Commercial Mortgage Trust
2019-C15, 1.20% (WAC) due 03/15/52◊,10	94,670,751	4,252,279
2015-C1, 0.96% (WAC) due 04/15/50◊,10	49,391,032	672,261
2016-C6, 2.03% (WAC) due 01/15/49◊,10	4,960,663	248,375
BANK
2020-BN25, 0.53% (WAC) due 01/15/63◊,10	140,000,000	3,534,776
2017-BNK6, 0.91% (WAC) due 07/15/60◊,10	39,587,875	1,100,630
2017-BNK4, 1.49% (WAC) due 05/15/50◊,10	11,615,685	508,625
UBS Commercial Mortgage Trust
2017-C2, 1.24% (WAC) due 08/15/50◊,10	40,008,049	1,575,449
2017-C5, 1.19% (WAC) due 11/15/50◊,10	42,619,807	1,471,611

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
CD Mortgage Trust
2017-CD6, 1.02% (WAC) due 11/13/50◊,10	41,157,564	$1,206,658
2016-CD1, 1.50% (WAC) due 08/10/49◊,10	29,561,096	1,129,467
2016-CD2, 0.70% (WAC) due 11/10/49◊,10	29,881,022	520,614
CD Commercial Mortgage Trust
2017-CD4, 1.38% (WAC) due 05/10/50◊,10	25,941,533	1,093,752
2017-CD3, 1.12% (WAC) due 02/10/50◊,10	32,143,894	1,035,998
BBCMS Mortgage Trust
2018-C2, 0.93% (WAC) due 12/15/51◊,10	57,573,418	2,047,829
CGMS Commercial Mortgage Trust
2017-B1, 0.88% (WAC) due 08/15/50◊,10	59,595,860	1,727,142
JPMCC Commercial Mortgage Securities Trust
2017-JP6, 1.20% (WAC) due 07/15/50◊,10	48,130,279	1,639,356
JPMBB Commercial Mortgage Securities Trust
2015-C27, 1.29% (WAC) due 02/15/48◊,10	67,341,393	1,423,442
2013-C12, 0.53% (WAC) due 07/15/45◊,10	29,948,767	42,045
Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27, 1.02% (WAC) due 12/15/47◊,10	62,153,751	1,176,769
CFCRE Commercial Mortgage Trust
2016-C3, 1.14% (WAC) due 01/10/48◊,10	36,828,377	959,773
Bank of America Merrill Lynch Commercial Mortgage Trust
2017-BNK3, 1.16% (WAC) due 02/15/50◊,10	21,339,337	744,941
DBJPM Mortgage Trust
2017-C6, 1.05% (WAC) due 06/10/50◊,10	20,494,075	636,833
SG Commercial Mortgage Securities Trust
2016-C5, 2.04% (WAC) due 10/10/48◊,10	5,167,680	251,301
Morgan Stanley Capital I Trust
2016-UBS9, 4.75% (WAC) due 03/15/49◊	275,000	249,501
GS Mortgage Securities Corporation II
2013-GC10, 2.94% due 02/10/46	225,000	224,232
WFRBS Commercial Mortgage Trust
2013-C12, 1.22% (WAC) due 03/15/48◊,4,10	5,131,191	6,423
Total Commercial Mortgage-Backed Securities		$340,872,905

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Military Housing - 1.2%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 4.66% (WAC) due 11/25/55◊,4	112,781,520	$103,949,294
2015-R1, 4.44% (WAC) due 11/25/52◊,4	21,347,059	19,776,981
2015-R1, 0.70% (WAC) due 11/25/55◊,4,10	169,821,662	12,247,912
2015-R1, 4.32% (WAC) due 10/25/52◊,4	13,393,531	11,756,035
Capmark Military Housing Trust
2006-RILY, 6.15% due 07/10/51†††,4	12,694,452	11,700,935
2008-AMCW, 6.90% due 07/10/55†††,4	8,148,928	8,915,720
2007-AETC, 5.75% due 02/10/52†††,4	7,223,667	6,611,725
2006-RILY, 3.13% (1 Month USD LIBOR + 0.37%, Rate Floor: 0.37%) due 07/10/51◊,†††,4	6,829,471	4,411,079
2007-ROBS, 6.06% due 10/10/52†††,4	4,565,466	4,190,887
2007-AET2, 6.06% due 10/10/52†††,4	2,999,198	2,816,273
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52†††,4	21,673,194	20,466,106
2005-DRUM, 5.47% due 05/10/50†††,4	4,407,587	3,839,565
2002-MEAD, 6.85% due 05/10/37†††,4	3,177,622	3,369,683
2005-BLIS, 5.25% due 07/10/50†††,4	2,500,000	2,121,229
Total Military Housing		216,173,424

Total Collateralized Mortgage Obligations
(Cost $4,465,722,841)		4,069,540,257

U.S. GOVERNMENT SECURITIES†† - 12.2%
U.S. Treasury Notes
2.75% due 08/15/32[8]	1,040,181,000	951,115,502
2.63% due 05/31/27	244,730,000	229,740,288
2.38% due 03/31/29	7,200,000	6,519,375
2.25% due 08/15/27	3,370,000	3,097,767
0.50% due 05/31/27	2,600,000	2,205,633
1.50% due 10/31/24	2,100,000	1,985,812
2.00% due 04/30/24	2,000,000	1,929,141
1.50% due 01/31/27	2,000,000	1,792,812
2.13% due 05/15/25	880,000	833,559
1.38% due 11/15/31	347,000	281,938
U.S. Treasury Bonds
2.00% due 08/15/51[8]	800,000,000	546,437,504
due 02/15/46[12,14]	354,745,000	136,988,574
due 05/15/44[8,12,14]	302,165,000	124,241,503
due 11/15/51[12,14]	275,000,000	94,193,151
due 02/15/52[12,14]	143,820,000	49,098,349
due 11/15/44[8,12,14]	70,650,000	28,389,085
due 08/15/51[12,14]	43,990,000	15,172,358
2.88% due 08/15/45	2,630,000	2,145,916
2.38% due 11/15/49	2,300,000	1,732,008
3.25% due 05/15/42	1,830,000	1,624,125
1.38% due 08/15/50	2,450,000	1,418,607
2.75% due 11/15/42	700,000	567,082
U.S. Treasury Strip Principal
due 02/15/51[12,14]	310,000,000	107,931,795
Total U.S. Government Securities
(Cost $2,750,714,787)		2,309,441,884

SENIOR FLOATING RATE INTERESTS††,◊ - 8.5%
Consumer, Cyclical - 2.0%
MB2 Dental Solutions LLC
9.70% (3 Month Term SOFR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††	76,758,567	75,297,425

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Packers Holdings LLC
6.01% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/09/28	36,032,553	$32,992,486
Verisure Holding AB
3.47% (6 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 03/27/28	EUR 30,010,000	26,324,561
3.75% (6 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 07/20/26	EUR 6,890,000	6,094,507
BGIS (BIFM CA Buyer, Inc.)
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26	32,383,274	31,330,817
Mavis Tire Express Services TopCo Corp.
7.25% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 05/04/28	28,291,875	26,470,727
CNT Holdings I Corp.
6.25% (1 Month Term SOFR + 3.50%, Rate Floor: 4.25%) due 11/08/27	23,886,250	22,713,196
Zephyr Bidco Ltd.
6.44% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 07/23/25	GBP 23,950,000	21,931,500
Pacific Bells LLC
8.31% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28	22,978,165	21,369,693
PetSmart LLC
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28	19,998,000	18,881,512
Loire Finco Luxembourg SARL
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 04/21/27	19,406,341	18,177,337
Flamingo
4.62% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 03/24/28	EUR 18,600,000	16,257,271
Fertitta Entertainment LLC
7.03% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 01/27/29	13,979,750	12,945,808
BCP V Modular Services Holdings IV Ltd.
5.69% (3 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 12/15/28	EUR 14,800,000	12,714,104

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
New Trojan Parent, Inc.
6.04% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 01/06/28†††	13,874,375	$10,891,384
Adevinta ASA
4.44% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 06/26/28	EUR 9,900,000	9,120,847
Truck Hero, Inc.
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 01/31/28	8,865,000	7,705,192
PAI Holdco, Inc.
6.56% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 10/28/27	5,085,624	4,810,136
Power Solutions (Panther)
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/30/26	3,931,066	3,709,944
SP PF Buyer LLC
7.62% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	3,339,440	2,735,002
OEConnection LLC
7.56% ((1 Month USD LIBOR + 4.00%) and (3 Month USD LIBOR + 4.00%), Rate Floor: 4.00%) due 09/25/26	1,161,042	1,114,600
Cast & Crew Payroll LLC
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 02/09/26	595,806	579,421
Rent-A-Center, Inc.
6.06% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 02/17/28	492,500	445,713
BRE/Everbright M6 Borrower LLC
8.05% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 09/09/26	99,497	96,346
Total Consumer, Cyclical		384,709,529

Industrial - 1.6%
United Airlines, Inc.
6.53% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 04/21/28	40,586,250	38,664,085
American Bath Group LLC
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/23/27	33,917,494	29,406,467
Mileage Plus Holdings LLC
8.78% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	28,975,000	29,042,222
TransDigm, Inc.
5.92% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 12/09/25	14,650,937	14,014,207

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
5.92% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25	5,739,186	$5,498,370
Merlin Buyer, Inc.
7.03% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/14/28	20,049,250	18,946,541
IFCO Management GmbH
3.73% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 05/29/26	EUR 19,870,000	17,483,380
SkyMiles IP Ltd.
6.46% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/20/27	17,127,651	17,141,010
Icebox Holdco III, Inc.
7.42% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/28	17,519,107	16,380,365
Hunter Douglas, Inc.
6.34% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 02/26/29	19,750,000	16,165,375
AI Convoy Luxembourg SARL
3.50% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 01/18/27	EUR 13,593,008	12,323,368
Service Logic Acquisition, Inc.
6.81% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 10/29/27	12,124,438	11,351,505
6.97% ((1 Month USD LIBOR + 4.00%) and (2 Month USD LIBOR + 4.00%), Rate Floor: 4.75%) due 10/29/27	123,627	115,746
Hillman Group, Inc.
5.83% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 07/14/28	10,669,058	10,167,613
Fugue Finance BV
3.74% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 08/30/24	EUR 10,500,000	9,540,664
Filtration Group Corp.
4.19% (1 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 03/31/25	EUR 7,868,042	7,332,324
6.12% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/31/25	1,630,039	1,562,295
CapStone Acquisition Holdings, Inc.
7.87% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/12/27†††	8,640,428	8,424,417
Air Canada
6.42% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 08/11/28	8,324,311	7,900,687

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
TK Elevator Midco GmbH
6.87% (6 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 07/30/27	8,165,827	$7,812,002
TricorBraun Holdings, Inc.
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/03/28	7,457,884	6,989,901
DXP Enterprises, Inc.
7.87% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/23/27	5,843,502	5,552,788
Charter Next Generation, Inc.
6.56% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/01/27	4,224,750	4,000,331
Dispatch Terra Acquisition LLC
7.92% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28†††	3,844,976	3,422,029
Berlin Packaging LLC
6.38% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%), Rate Floor: 4.25%) due 03/13/28	2,871,000	2,705,917
YAK MAT (YAK ACCESS LLC)
13.64% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26†††	7,240,000	2,172,000
Anchor Packaging LLC
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 07/18/26	1,933,277	1,863,196
BWAY Holding Co.
5.81% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	121,787	113,186
API Heat Transfer
12.00% (3 Month USD LIBOR, Rate Floor 0.00%) (in-kind rate was 12.00%) due 01/01/24†††,15	53,424	26,712
12.00% (3 Month USD LIBOR, Rate Floor 0.00%) (in-kind rate was 12.00%) due 10/02/23†††,15	9,531	8,102
Total Industrial		306,126,805

Consumer, Non-cyclical - 1.5%
Quirch Foods Holdings LLC
7.93% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 10/27/27†††	38,520,187	35,968,225
Bombardier Recreational Products, Inc.
5.12% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/24/27	33,484,848	31,978,030
PetIQ LLC
7.07% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 04/13/28†††	28,538,750	26,255,650

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Southern Veterinary Partners LLC
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27	21,873,940	$20,643,531
National Mentor Holdings, Inc.
7.18% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%), Rate Floor: 4.50%) due 03/02/28	27,924,401	19,791,419
7.42% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/02/28	538,426	381,609
HAH Group Holding Co. LLC
8.71% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/29/27	19,464,648	18,491,416
Mission Veterinary Partners
7.25% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/27/28	19,107,000	17,936,696
Nidda Healthcare Holding GmbH
3.50% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 08/21/26	EUR 18,276,306	15,912,370
Women’s Care Holdings, Inc.
7.87% (6 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/17/28	16,138,320	15,035,589
Sigma Holding BV (Flora Food)
3.74% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/02/25	EUR 17,000,000	13,297,089
Blue Ribbon LLC
8.56% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	14,107,500	12,009,009
Medline Borrower LP
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 10/23/28	8,977,500	8,239,639
SCP Eye Care Services LLC
7.62% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 03/16/28†††	6,558,518	6,525,725
7.32% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 03/16/28†††	1,148,293	1,136,810
Confluent Health LLC
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 11/30/28†††	8,103,471	7,090,537
Energizer Holdings, Inc.
5.31% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 12/22/27	7,387,500	7,045,828
Elanco Animal Health, Inc.
4.31% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/02/27	4,702,467	4,464,428

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Pearl Intermediate Parent LLC
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 02/14/25	4,751,020	$4,376,878
Midwest Physician Administrative Services
6.92% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/13/28	4,437,181	4,054,474
Elsan SAS
4.26% ((1 Month EURIBOR + 3.35%) and (3 Month EURIBOR + 3.35%), Rate Floor: 3.35%) due 06/16/28	EUR 4,500,000	4,041,885
Kronos Acquisition Holdings, Inc.
6.82% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26	3,183,300	2,941,019
Spectrum Brands, Inc.
5.12% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.50%) due 03/03/28	2,610,043	2,473,015
IQVIA, Inc.
3.19% (3 Month EURIBOR + 2.00%, Rate Floor: 2.00%) due 03/07/24	EUR 1,835,451	1,740,144
Aveanna Healthcare LLC
6.80% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 07/17/28	481,925	383,130
Total Consumer, Non-cyclical		282,214,145

Financial - 1.2%
Higginbotham Insurance Agency, Inc.
8.37% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.00%) due 11/25/26†††	25,388,548	24,758,912
HighTower Holding LLC
6.73% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/21/28	22,678,625	20,963,668
Nexus Buyer LLC
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	21,861,782	20,946,429
Jane Street Group LLC
5.87% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 01/26/28	21,013,262	20,124,612
Alter Domus
6.49% (1 Month SOFR + 3.50%, Rate Floor: 3.50%) due 02/17/28	20,576,650	19,805,026

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Orion Advisor Solutions, Inc.
6.56% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 09/24/27	17,371,828	$16,329,518
HUB International Ltd.
5.77% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.15%) due 04/25/25	14,582,457	14,002,221
USI, Inc.
6.42% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/16/24	6,388,308	6,207,327
6.92% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 12/02/26	6,123,694	5,883,829
Cross Financial Corp.
7.13% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 09/15/27	11,968,130	11,589,099
Franchise Group, Inc.
7.56% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26	12,146,378	11,316,416
Jones Deslauriers Insurance Management, Inc.
7.75% (3 Month Canada Banker Acceptance Rate + 4.25%, Rate Floor: 5.00%) due 03/27/28†††	CAD 11,853,841	7,855,285
11.00% (3 Month Canada Banker Acceptance Rate + 7.50%, Rate Floor: 8.00%) due 03/26/29†††	CAD 3,489,000	2,286,817
Duff & Phelps
6.78% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 04/09/27	10,093,484	9,504,731
Trans Union LLC
5.37% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 12/01/28	9,319,166	9,010,516
Alliant Holdings Intermediate LLC
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 05/09/25	8,063,012	7,714,045
NFP Corp.
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/15/27	7,553,392	7,081,305
Citadel Securities, LP
5.65% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 02/02/28	3,563,430	3,455,636
AmWINS Group, Inc.
5.37% (1 Month USD LIBOR + 2.25%, Rate Floor: 3.00%) due 02/21/28	3,409,233	3,255,033
Total Financial		222,090,425

Technology - 1.1%
Datix Bidco Ltd.
6.19% (6 Month GBP LIBOR + 4.50%, Rate Floor: 5.19%) due 04/28/25†††	GBP 45,800,000	49,862,553

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
7.01% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/27/25†††	19,781,561	$19,285,043
Peraton Corp.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28	32,122,028	30,387,438
Planview Parent, Inc.
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27	29,425,875	27,807,452
Team.Blue Finco SARL
4.89% (3 Month EURIBOR + 3.70%, Rate Floor: 3.70%) due 03/30/28	EUR 22,750,000	20,290,601
Apttus Corp.
7.12% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/08/28†††	12,424,500	11,368,417
Project Boost Purchaser LLC
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 05/29/26	6,320,000	5,972,400
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26	4,626,705	4,383,802
Boxer Parent Co., Inc.
4.69% (1 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 10/02/25	EUR 8,212,377	7,425,186
Aston FinCo SARL
6.96% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 10/09/26†††	GBP 5,727,718	5,884,619
Athenahealth Group, Inc.
6.58% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 02/15/29	6,055,837	5,413,918
Navicure, Inc.
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 10/22/26	5,592,927	5,348,237
Storable, Inc.
6.38% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 04/17/28	4,962,500	4,652,344
Paya Holdings III, LLC
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 06/23/28	3,366,000	3,265,020
Sportradar Capital SARL
4.21% (1 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 11/22/27	EUR 2,776,190	2,554,297
Emerald TopCo, Inc. (Press Ganey)
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/24/26	1,202,170	1,090,969

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Aston FinCo SARL
7.37% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/09/26	632,773	$591,377
Total Technology		205,583,673

Communications - 0.5%
Syndigo LLC
7.32% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/15/27†††	24,526,500	22,073,850
Authentic Brands
6.63% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 12/21/28	21,745,500	20,757,819
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/27/24	1,023,145	997,310
McGraw Hill LLC
8.32% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 07/28/28	20,147,120	18,535,351
UPC Broadband Holding BV
5.74% (1 Month USD LIBOR + 2.93%, Rate Floor: 2.93%) due 01/31/29	19,200,000	18,288,000
Xplornet Communications, Inc.
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 10/02/28	9,900,000	8,684,775
Radiate Holdco LLC
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/25/26	2,447,249	2,258,517
Zayo Group Holdings, Inc.
6.12% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/09/27	1,652,094	1,375,583
Internet Brands, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/13/24	750,947	714,218
Flight Bidco, Inc.
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/23/25	733,988	685,362
SFR Group S.A.
6.20% (3 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 02/02/26	614,482	556,106
Total Communications		94,926,891

Basic Materials - 0.4%
INEOS Ltd.
3.44% (1 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 01/29/26	EUR 31,100,000	26,988,691
Illuminate Buyer LLC
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/30/27	26,705,322	24,134,935

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Trinseo Materials Operating S.C.A.
5.62% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 05/03/28	10,961,250	$10,026,146
GrafTech Finance, Inc.
6.12% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.50%) due 02/12/25	8,705,065	8,117,473
W.R. Grace Holdings LLC
7.44% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 09/22/28	1,240,625	1,158,434
Total Basic Materials		70,425,679

Energy - 0.1%
ITT Holdings LLC
5.87% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 07/10/28	13,308,570	12,676,413
Venture Global Calcasieu Pass LLC
5.74% (1 Month USD LIBOR + 2.63%, Rate Floor: 2.63%) due 08/19/26†††	12,016,661	11,986,620
Lotus Midstream, LLC
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 09/29/25	528,868	518,952
Total Energy		25,181,985

Utilities - 0.1%
Hamilton Projects Acquiror LLC
8.17% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 06/17/27	25,514,426	25,004,138
Total Senior Floating Rate Interests
(Cost $1,798,909,681)		1,616,263,270

FEDERAL AGENCY BONDS†† - 1.2%
Tennessee Valley Authority
4.25% due 09/15/65	138,205,000	123,146,321
4.63% due 09/15/60	42,258,000	40,712,371
5.38% due 04/01/56	8,960,000	9,678,341
due 09/15/53[10,14]	1,612,000	347,881
due 09/15/55[10,14]	1,612,000	313,046
due 09/15/56[10,14]	1,612,000	296,871
due 03/15/57[10,14]	1,612,000	289,565
due 09/15/57[10,14]	1,612,000	282,439
due 09/15/58[10,14]	1,612,000	270,598
due 03/15/59[10,14]	1,612,000	263,965
due 09/15/59[10,14]	1,612,000	257,494
due 09/15/60[10,14]	1,612,000	245,024
due 09/15/54[10,14]	1,020,000	207,534
due 03/15/61[10,14]	1,020,000	151,239
due 09/15/61[10,14]	1,020,000	147,532
due 09/15/62[10,14]	1,020,000	139,841
due 03/15/63[10,14]	1,020,000	136,406
due 09/15/63[10,14]	1,020,000	133,055
due 09/15/64[10,14]	1,020,000	126,599
due 03/15/65[10,14]	1,020,000	125,034
due 09/15/65[10,14]	1,020,000	121,470
Tennessee Valley Authority Principal Strips
due 01/15/48[12,14]	38,400,000	11,000,064
due 12/15/42[12,14]	23,785,000	9,005,596
due 01/15/38[12,14]	15,800,000	7,668,577
due 09/15/65[12,14]	3,500,000	416,808
due 09/15/39[12,14]	570,000	253,993
due 04/01/56[12,14]	540,000	101,732
Federal Farm Credit Bank
3.00% due 03/08/32	5,100,000	4,450,459
2.00% due 05/14/40	3,000,000	1,985,361
2.04% due 12/22/45	2,870,000	1,681,171
2.60% due 06/28/39	2,000,000	1,467,326
1.99% due 07/30/40	2,000,000	1,257,264
2.48% due 11/17/36	1,650,000	1,244,159
2.75% due 02/02/37	1,580,000	1,240,014
3.11% due 08/05/48	1,500,000	1,116,681
2.69% due 11/29/41	1,080,000	771,308
2.43% due 01/29/37	720,000	551,024
2.90% due 12/09/41	720,000	530,855

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
2.84% due 06/01/46	720,000	$494,400
2.59% due 12/30/41	180,000	126,209
2.59% due 08/24/46	140,000	92,063
3.67% due 02/26/44	70,000	59,077
Freddie Mac
due 09/15/36[12,14]	2,675,000	1,403,720
2.05% due 08/19/50	2,010,000	1,121,755
2.02% due 10/05/45	720,000	422,780
2.25% due 09/15/50	360,000	210,183
Resolution Funding Corporation Principal Strips
due 01/15/30[12,14]	1,950,000	1,434,102
due 04/15/30[12,14]	725,000	527,204
Federal Home Loan Bank
2.69% due 09/26/34	1,350,000	1,099,270
2.45% due 08/16/41	540,000	373,667
3.63% due 06/22/43	350,000	296,383
Total Federal Agency Bonds
(Cost $343,064,485)		229,795,831

MUNICIPAL BONDS†† - 0.7%
New York - 0.3%
Westchester County Local Development Corp. Revenue Bonds
3.85% due 11/01/50	40,000,000	28,810,188
Port Authority of New York & New Jersey Revenue Bonds
3.14% due 02/15/51	23,045,000	16,303,358
Total New York		45,113,546

Texas - 0.2%
Dallas Fort Worth International Airport Revenue Bonds
3.09% due 11/01/40	13,800,000	10,552,209
City of San Antonio Texas Electric & Gas Systems Revenue Bonds
2.91% due 02/01/48	10,500,000	7,375,703
Wylie Independent School District General Obligation Unlimited
due 08/15/46[14]	8,885,000	2,674,955
Central Texas Regional Mobility Authority Revenue Bonds
3.17% due 01/01/41	3,000,000	2,240,302
Central Texas Turnpike System Revenue Bonds
3.03% due 08/15/41	3,150,000	2,151,367
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.42% due 09/01/50	2,500,000	1,726,413
Harris County-Houston Sports Authority Revenue Bonds
due 11/15/45[14]	2,850,000	794,819
due 11/15/41[14]	1,500,000	537,239
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds
3.34% due 11/15/37	1,500,000	1,212,275
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50	1,300,000	886,051
Grand Parkway Transportation Corp. Revenue Bonds
3.31% due 10/01/49	1,000,000	680,847
Total Texas		30,832,180

California - 0.1%
California Public Finance Authority Revenue Bonds
3.07% due 10/15/40	8,000,000	5,780,902
2.55% due 01/01/40	3,600,000	2,617,953

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Oakland Unified School District/Alameda County General Obligation Unlimited
2.87% due 08/01/35	7,405,000	$5,733,736
3.12% due 08/01/40	600,000	448,601
San Mateo Foster City School District General Obligation Unlimited
3.06% due 08/01/44	6,125,000	4,329,797
California State University Revenue Bonds
2.98% due 11/01/51	5,000,000	3,424,529
Oakland Redevelopment Agency Successor Agency Tax Allocation
4.00% due 09/01/39	1,100,000	952,583
Hillsborough City School District General Obligation Unlimited
due 09/01/37[14]	1,000,000	455,095
due 09/01/39[14]	1,000,000	400,077
Total California		24,143,273

Illinois - 0.0%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	5,524,999	5,410,463
6.63% due 02/01/35	1,820,000	1,910,131
City of Chicago Illinois General Obligation Unlimited
6.31% due 01/01/44	4,500,000	4,718,606
Total Illinois		12,039,200

Mississippi - 0.1%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41	11,800,000	8,258,488

Alabama - 0.0%
Auburn University Revenue Bonds
2.68% due 06/01/50	6,500,000	4,344,397

North Carolina - 0.0%
Inlivian Revenue Bonds
3.02% due 01/01/38	4,125,000	3,464,121

Ohio - 0.0%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50	4,000,000	2,566,383

Washington - 0.0%
Central Washington University Revenue Bonds
6.95% due 05/01/40	1,750,000	1,961,195

Arizona - 0.0%
Northern Arizona University Revenue Bonds
3.09% due 08/01/39	2,350,000	1,821,278

Florida - 0.0%
County of Miami-Dade Florida Revenue Bonds
due 10/01/41[14]	4,100,000	1,525,341

Oklahoma - 0.0%
Tulsa Airports Improvement Trust Revenue Bonds
3.10% due 06/01/45	1,000,000	679,821

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Face Amount~	Value
Oklahoma Development Finance Authority Revenue Bonds
4.65% due 08/15/30	450,000	$395,642
Total Oklahoma		1,075,463

Pennsylvania - 0.0%
Pennsylvania Economic Development Financing Authority Revenue Bonds
due 01/01/41[14]	995,000	363,650

Idaho - 0.0%
Boise State University Revenue Bonds
3.06% due 04/01/40	250,000	185,112
Total Municipal Bonds
(Cost $186,048,066)		137,693,627

FOREIGN GOVERNMENT DEBT†† - 0.1%
Panama Government International Bond
4.50% due 04/16/50	22,700,000	15,814,943
Bermuda Government International Bond
3.38% due 08/20/50[4]	8,400,000	5,610,228
Total Foreign Government Debt
(Cost $33,816,677)		21,425,171

U.S. TREASURY BILLS†† - 0.1%
U.S. Treasury Bills
2.36% due 12/22/22[16]	18,000,000	17,872,080
Total U.S. Treasury Bills
(Cost $17,903,199)		17,872,080

SENIOR FIXED RATE INTERESTS††† - 0.0%
Industrial - 0.0%
CTL Logistics
2.65% due 10/10/42	7,051,472	5,402,287
Total Senior Fixed Rate Interests
(Cost $7,051,472)		5,402,287

	Contracts/ Notional Value
LISTED OPTIONS PURCHASED† - 0.8%
Put Options on:
Equity Options
S&P 500 Index Expiring November 2022 with strike price of $3,800.00 (Notional Value $832,580,964)	2,322	58,781,430
S&P 500 Index Expiring December 2022 with strike price of $3,600.00 (Notional Value $920,787,216)	2,568	44,644,680
S&P 500 Index Expiring April 2023 with strike price of $4,000.00 (Notional Value $340,633,900)	950	43,890,000
Total Listed Options Purchased
(Cost $95,235,620)		147,316,110

Total Investments - 111.8%
(Cost $24,762,625,205)		$21,139,019,643

LISTED OPTIONS WRITTEN† - (0.2)%
Call Options on:
Equity Options
Figs, Inc. Expiring December 2022 with strike price of $50.00 (Notional Value $120,450)	146	—
Figs, Inc. Expiring December 2022 with strike price of $55.00 (Notional Value $117,150)	142	—
Total Equity Options		—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

	Contracts/ Notional Value	Value
Put Options on:
Equity Options
S&P 500 Index Expiring December 2022 with strike price of $3,200.00 (Notional Value $920,787,216)	2,568	$(15,998,640)
S&P 500 Index Expiring November 2022 with strike price of $3,400.00 (Notional Value $832,580,964)	2,322	(17,798,130)
Total Listed Options Written
(Premiums received $24,261,557)		(33,796,770)

OTC INTEREST RATE SWAPTIONS WRITTEN††,17 - 0.0%
Put Swaptions on:
Interest Rate Swaptions

Bank of America, N.A. 5-Year Interest Rate Swap Expiring November 2022 with exercise rate of 3.30%	USD 339,100,000	(9,645,978)
Total Interest Rate Swaptions		(9,645,978)
Total OTC Interest Rate Swaptions Written
(Premiums received $2,797,575)		(9,645,978)
Other Assets & Liabilities, net - (11.6)%		(2,186,299,131)
Total Net Assets - 100.0%		$18,909,277,764

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.45%	Annually	09/26/32
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	2.81%	Annually	07/05/32
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	2.78%	Annually	07/18/27

Notional Amount	Value	Upfront Premiums Paid	Unrealized Depreciation**
$237,700,000	$(2,114,508)	$2,197	$(2,116,705)
700,000,000	(43,748,614)	5,752	(43,754,366)
2,220,000,000	(100,486,124)	9,851	(100,495,975)
	$(146,349,246)	$17,800	$(146,367,046)

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	EUR	Sell	393,690,000	394,276,598 USD	10/17/22	$8,060,491
Morgan Stanley Capital Services LLC	GBP	Sell	76,470,000	88,142,534 USD	10/17/22	2,718,164
Goldman Sachs International	ILS	Sell	28,886,625	8,761,488 USD	11/30/22	606,613
Morgan Stanley Capital Services LLC	CAD	Sell	14,547,000	11,066,860 USD	10/17/22	531,688
Goldman Sachs International	ILS	Buy	28,886,625	7,727,829 USD	11/30/22	427,045
JPMorgan Chase Bank, N.A.	GBP	Buy	680,000	725,730 USD	10/17/22	33,896
Barclays Bank plc	EUR	Buy	4,385,000	4,269,404 USD	10/17/22	32,350
JPMorgan Chase Bank, N.A.	EUR	Buy	2,650,000	2,571,584 USD	10/17/22	28,108
Bank of America, N.A.	EUR	Buy	5,700,000	5,589,121 USD	10/17/22	2,669
Citibank, N.A.	GBP	Buy	768,000	857,571 USD	10/17/22	360
JPMorgan Chase Bank, N.A.	EUR	Sell	10,113,000	9,874,787 USD	12/30/22	(110,020)
						$12,331,364

OTC Interest Rate Swaptions Written

Counterparty/ Description	Floating Rate Type	Floating Rate Index	Payment Frequency	Fixed Rate	Expiration Date	Exercise Rate	Swaption Notional Amount	Swaption Value
Put
Bank of America, N.A. 5-Year Interest Rate Swap	Pay	SOFR	Annual	3.30%	11/30/22	3.30%	$339,100,000	$(9,645,978)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at September 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Special Purpose Acquisition Company (SPAC).
[2]	Affiliated issuer.
[3]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $8,399,377,831 (cost $9,743,493,574), or 44.4% of total net assets.

[5]	Rate indicated is the 7-day yield as of September 30, 2022.
[6]	Perpetual maturity.
[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $567,165,927 (cost $601,689,110), or 3.0% of total net assets — See Note 10.

[8]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At September 30, 2022, the total market value of segregated or earmarked securities was $1,664,585,802 — See Note 6.

[9]	Security is in default of interest and/or principal obligations.
[10]	Security is an interest-only strip.
[11]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[12]	Security is a principal-only strip.
[13]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2022. See table below for additional step information for each security.

[14]	Zero coupon rate security.
[15]	Payment-in-kind security.
[16] [17] [18]

Rate indicated is the effective yield at the time of purchase.

Swaptions - See additional disclosure in the swaptions table above for more information on swaptions.

Security is unsettled at period end and does not have a stated effective rate.

[19]	All or a portion of this security is pledged as collateral for open call options written contracts at September 30, 2022.
BofA — Bank of America
CAD — Canadian Dollar
CME — Chicago Mercantile Exchange
CMT — Constant Maturity Treasury
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
ILS — Israeli New Shekel

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
REIT — Real Estate Investment Trust
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$80,835,928	$4,408,224	$1,382		$85,245,534
Preferred Stocks	—	1,047,099,218	—	*	1,047,099,218
Warrants	295,293	—	103		295,396
Mutual Funds	67,186,461	—	—		67,186,461
Closed-End Funds	11,657,271	—	—		11,657,271
Money Market Funds	133,014,577	—	—		133,014,577
Corporate Bonds	—	6,073,338,488	465,953,250		6,539,291,738
Asset-Backed Securities	—	4,171,032,878	529,446,053		4,700,478,931
Collateralized Mortgage Obligations	—	3,889,624,835	179,915,422		4,069,540,257
U.S. Government Securities	—	2,309,441,884	—		2,309,441,884
Senior Floating Rate Interests	—	1,283,682,138	332,581,132		1,616,263,270
Federal Agency Bonds	—	229,795,831	—		229,795,831
Municipal Bonds	—	137,693,627	—		137,693,627
Foreign Government Debt	—	21,425,171	—		21,425,171
U.S. Treasury Bills	—	17,872,080	—		17,872,080
Senior Fixed Rate Interests	—	—	5,402,287		5,402,287
Options Purchased	147,316,110	—	—		147,316,110
Forward Foreign Currency Exchange Contracts**	—	12,441,384	—		12,441,384
Total Assets	$440,305,640	$19,197,855,758	$1,513,299,629		$21,151,461,027

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Options Written	$33,796,770	$—	$—	$33,796,770
Interest Rate Swaptions Written	—	9,645,978	—	9,645,978
Interest Rate Swap Agreements**	—	146,367,046	—	146,367,046
Forward Foreign Currency Exchange Contracts**	—	110,020	—	110,020
Unfunded Loan Commitments (Note 9)	—	—	1,043,263	1,043,263
Total Liabilities	$33,796,770	$156,123,044	$1,043,263	$190,963,077

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $1,002,218,735 are categorized as Level 2 within the disclosure hierarchy — See Note 6.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2022	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$347,086,683	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	112,196,195	Yield Analysis	Yield	6.4%-7.0%	6.8%
Asset-Backed Securities	70,162,545	Third Party Pricing	Broker Quote	—	—
Asset-Backed Securities	630	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	111,472,220	Model Price	Market Comparable Yield	6.9%	—
Collateralized Mortgage Obligations	68,443,202	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Common Stocks	932	Model Price	Liquidation Value	—	—
Common Stocks	450	Enterprise Value	Valuation Multiple	2.6x-12.3x	5.3x
Corporate Bonds	375,023,382	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Corporate Bonds	82,993,866	Yield Analysis	Yield	5.9%-6.4%	6.2%
Corporate Bonds	7,191,268	Option adjusted spread off Third Party Pricing	Trade Price	—	—
Corporate Bonds	744,734	Model Price	Purchase Price	—	—
Senior Fixed Rate Interests	5,402,287	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Senior Floating Rate Interests	159,920,356	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	169,203,933	Yield Analysis	Yield	9.3%-10.1%	9.6%
Senior Floating Rate Interests	3,422,029	Third Party Pricing	Vendor Price	—	—
Senior Floating Rate Interests	34,814	Model Price	Purchase Price	—	—
Warrants	103	Model Price	Liquidation Value	—	—
Total Assets	$1,513,299,629
Liabilities:
Unfunded Loan Commitments	$1,043,263	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

Significant changes in a quote, yield, market comparable yields, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2022, the Fund had securities with a total value of $311,936,764 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $89,594,232 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2022:

	Assets
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests
Beginning Balance	$728,643,975	$102,193,653	$624,825,088	$136,117,831
Purchases/(Receipts)	188,818,090	4,150,795	65,263,600	123,375,236
(Sales, maturities and paydowns)/Fundings	(385,192,819)	(97,575,961)	(12,976,689)	(7,688,576)
Amortization of premiums/ discounts	1,004,871	(45,044)	696,574	479,918
Total realized gains (losses) included in earnings	263,936	(76,473)	—	378,779
Total change in unrealized appreciation (depreciation) included in earnings	(34,925,056)	(1,437,722)	(130,765,454)	(19,974,199)
Transfers into Level 3	30,833,056	172,706,174	—	108,396,506
Transfers out of Level 3	—	—	(81,089,869)	(8,504,363)
Ending Balance	$529,446,053	$179,915,422	$465,953,250	$332,581,132
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2022	$(35,260,981)	$(1,483,495)	$(110,261,276)	$(17,481,310)

	Assets				Liabilities
	Warrants	Common Stocks	Senior Fixed Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$—	$521	$6,865,207	$1,598,646,275	$(654,750)
Purchases/(Receipts)	—	—	—	381,607,721	(34,932)
(Sales, maturities and paydowns)/Fundings	—	—	(6,416)	(503,440,461)	662,525
Amortization of premiums/discounts	—	—	—	2,136,319	26,696
Total realized gains (losses) included in earnings	—	—	—	566,242	7,884
Total change in unrealized appreciation (depreciation) included in earnings	—	(64)	(1,456,504)	(188,558,999)	(1,050,686)
Transfers into Level 3	103	925	—	311,936,764	—
Transfers out of Level 3	—	—	—	(89,594,232)	—
Ending Balance	$103	$1,382	$5,402,287	$1,513,299,629	$(1,043,263)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2022	$—	$(64)	$(1,456,504)	$(165,943,630)	$(886,723)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
TOTAL RETURN BOND FUND

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
BRAVO Residential Funding Trust 2022-R1, 3.13% due 01/29/70	6.13%	01/29/25	—	—
BRAVO Residential Funding Trust 2021-C, 1.62% due 03/01/61	4.62%	09/26/24	5.62%	09/26/25
Citigroup Mortgage Loan Trust 2022-A, 6.17% due 09/25/62	9.17%	09/25/25	—	—
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/26/24	5.75%	05/26/25
Legacy Mortgage Asset Trust 2021-GS5, 2.25% due 07/25/67	5.25%	11/26/24	6.25%	11/26/25
Legacy Mortgage Asset Trust 2021-GS2, 1.75% due 04/25/61	4.75%	04/26/24	5.75%	04/26/25
NYMT Loan Trust 2022-SP1, 5.25% due 07/25/62	8.25%	07/01/25	—	—
OBX 2022-NQM8 Trust 2022-NQM8, 6.10% due 09/25/62	7.10%	10/01/26	—	—
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	5.12%	06/26/24	6.12%	06/26/25
PRPM LLC 2022-1, 3.72% due 02/25/27	6.72%	02/25/25	7.72%	2/25/26
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/26/24	5.79%	06/26/25

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2022
TOTAL RETURN BOND FUND

Transactions during the year ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/21	Additions	Reductions	Realized Gain (Loss)
Common Stocks
BP Holdco LLC *	$375	$—	$—	$—
Mutual Funds
Guggenheim Strategy Fund II	27,213,251	553,693	—	—
Guggenheim Strategy Fund III	14,737,023	308,994	—	—
Guggenheim Ultra Short Duration Fund — Institutional Class	26,783,244	400,126	—	—
	$68,733,893	$1,262,813	$—	$—

Security Name	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income
Common Stocks
BP Holdco LLC *	$(52)	$323	532	$—
Mutual Funds
Guggenheim Strategy Fund II	(1,120,573)	26,646,371	1,111,655	548,300
Guggenheim Strategy Fund III	(662,693)	14,383,324	598,806	306,010
Guggenheim Ultra Short Duration Fund — Institutional Class	(1,026,604)	26,156,766	2,727,504	395,744
	$(2,809,922)	$67,186,784		$1,250,054

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

STATEMENT OF ASSETS AND LIABILITIES
TOTAL RETURN BOND FUND

September 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $24,692,819,501)	$21,071,832,859
Investments in affiliated issuers, at value (cost $69,805,704)	67,186,784
Foreign currency, at value (cost 2,917,102)	2,917,322
Cash	4,186,348
Unamortized upfront premiums paid on interest rate swap agreements	17,800
Unrealized appreciation on forward foreign currency exchange contracts	12,441,384
Prepaid expenses	535,330
Receivables:
Securities sold	1,207,401,935
Interest	153,250,871
Fund shares sold	55,997,954
Dividends	449,375
Foreign tax reclaims	352,777
Other assets	1,220
Total assets	22,576,571,959

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $159,657)	1,043,263
Reverse repurchase agreements	1,002,218,735
Options written, at value (premiums received $27,059,132)	43,442,748
Segregated cash due to broker	80,372,921
Unrealized depreciation on forward foreign currency exchange contracts	110,020
Payable for:
Securities purchased	2,426,361,024
Fund shares redeemed	88,410,387
Variation margin on interest rate swap agreements	6,461,214
Management fees	4,979,377
Distributions to shareholders	4,043,433
Transfer agent/maintenance fees	3,455,949
Distribution and service fees	385,256
Fund accounting/administration fees	149,818
Trustees’ fees*	24,760
Due to Investment Adviser	14,072
Miscellaneous	5,821,218
Total liabilities	3,667,294,195
Net assets	$18,909,277,764

Net assets consist of:
Paid in capital	$23,296,927,781
Total distributable earnings (loss)	(4,387,650,017)
Net assets	$18,909,277,764

A-Class:
Net assets	$427,870,121
Capital shares outstanding	18,503,443
Net asset value per share	$23.12
Maximum offering price per share (Net asset value divided by 96.00%)	$24.08

C-Class:
Net assets	$197,933,448
Capital shares outstanding	8,559,009
Net asset value per share	$23.13

P-Class:
Net assets	$572,112,587
Capital shares outstanding	24,747,561
Net asset value per share	$23.12

Institutional Class:
Net assets	$17,501,690,312
Capital shares outstanding	756,186,177
Net asset value per share	$23.14

R6-Class:
Net assets	$209,671,296
Capital shares outstanding	9,053,833
Net asset value per share	$23.16

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
TOTAL RETURN BOND FUND

Year Ended September 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers	$29,793,160
Dividends from securities of affiliated issuers	1,250,054
Interest	859,225,463
Total investment income	890,268,677

Expenses:
Management fees	92,491,890
Distribution and service fees:
A-Class	1,401,684
C-Class	2,661,319
P-Class	2,126,786
Transfer agent/maintenance fees:
A-Class	486,429
C-Class	323,153
P-Class	1,496,526
Institutional Class	23,375,065
R6-Class	22,654
Fund accounting/administration fees	14,216,829
Interest expense	8,179,276
Professional fees	1,560,048
Line of credit fees	1,544,417
Custodian fees	340,114
Trustees’ fees*	298,917
Miscellaneous	2,506,208
Recoupment of previously waived fees:
A-Class	36,123
R6-Class	13,020
Total expenses	153,080,458
Less:
Expenses reimbursed by Adviser:
A-Class	(225,873)
C-Class	(181,666)
P-Class	(1,041,493)
Institutional Class	(20,427,229)
R6-Class	(19,651)
Expenses waived by Adviser	(356,521)
Earnings credits applied	(28,969)
Total waived/reimbursed expenses	(22,281,402)
Net expenses	130,799,056
Net investment income	759,469,621

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(716,051,285)
Investments sold short	857,963
Swap agreements	46,808,005
Options purchased	76,456,677
Options written	(33,957,291)
Forward foreign currency exchange contracts	112,357,264
Foreign currency transactions	(341,195)
Net realized loss	(513,869,862)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,189,156,082)
Investments in affiliated issuers	(2,809,922)
Investments sold short	(898,925)
Swap agreements	(232,886,520)
Options purchased	19,847,946
Options written	(18,701,190)
Forward foreign currency exchange contracts	(10,960,349)
Foreign currency translations	(343,698)
Net change in unrealized appreciation (depreciation)	(4,435,908,740)
Net realized and unrealized loss	(4,949,778,602)
Net decrease in net assets resulting from operations	$(4,190,308,981)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

STATEMENTS OF CHANGES IN NET ASSETS
TOTAL RETURN BOND FUND

	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$759,469,621	$673,140,168
Net realized gain (loss) on investments	(513,869,862)	389,594,002
Net change in unrealized appreciation (depreciation) on investments	(4,435,908,740)	(484,963,594)
Net increase (decrease) in net assets resulting from operations	(4,190,308,981)	577,770,576

Distributions to shareholders:
A-Class	(22,845,332)	(35,606,058)
C-Class	(8,847,797)	(15,002,591)
P-Class	(35,091,237)	(49,331,911)
Institutional Class	(948,608,650)	(1,162,088,286)
R6-Class	(9,592,901)	(10,411,606)
Total distributions to shareholders	(1,024,985,917)	(1,272,440,452)

Capital share transactions:
Proceeds from sale of shares
A-Class	162,652,775	301,735,718
C-Class	22,676,431	71,243,493
P-Class	277,767,413	592,976,433
Institutional Class	8,822,932,131	11,987,961,377
R6-Class	141,977,419	125,161,838
Distributions reinvested
A-Class	19,669,319	30,151,720
C-Class	7,577,710	12,720,024
P-Class	35,091,237	49,197,254
Institutional Class	839,074,338	1,001,642,286
R6-Class	9,497,105	10,404,509
Cost of shares redeemed
A-Class	(310,183,050)	(441,115,944)
C-Class	(102,439,268)	(84,837,172)
P-Class	(599,756,830)	(493,935,219)
Institutional Class	(12,268,295,169)	(6,600,975,826)
R6-Class	(141,160,025)	(50,585,771)
Net increase (decrease) from capital share transactions	(3,082,918,464)	6,511,744,720
Net increase (decrease) in net assets	(8,298,213,362)	5,817,074,844

Net assets:
Beginning of year	27,207,491,126	21,390,416,282
End of year	$18,909,277,764	$27,207,491,126

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
TOTAL RETURN BOND FUND

	Year Ended September 30, 2022	Year Ended September 30, 2021
Capital share activity:
Shares sold
A-Class	6,128,429	10,307,437
C-Class	850,424	2,422,706
P-Class	10,325,436	20,237,868
Institutional Class	335,372,608	409,526,835
R6-Class	5,491,289	4,284,001
Shares issued from reinvestment of distributions
A-Class	736,999	1,027,814
C-Class	283,159	433,192
P-Class	1,309,242	1,677,702
Institutional Class	31,483,958	34,155,691
R6-Class	356,973	354,677
Shares redeemed
A-Class	(11,761,205)	(14,980,704)
C-Class	(3,897,258)	(2,913,083)
P-Class	(22,953,593)	(17,001,560)
Institutional Class	(470,717,032)	(226,736,966)
R6-Class	(5,318,515)	(1,732,537)
Net increase (decrease) in shares	(122,309,086)	221,063,073

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

FINANCIAL HIGHLIGHTS
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018
Per Share Data
Net asset value, beginning of period	$28.94	$29.76	$27.42	$26.69	$27.05
Income (loss) from investment operations:
Net investment income (loss)[a]	.78	.72	.56	.64	.72
Net gain (loss) on investments (realized and unrealized)	(5.53)	(.05)	2.41	.85	(.37)
Total from investment operations	(4.75)	.67	2.97	1.49	.35
Less distributions from:
Net investment income	(.80)	(.76)	(.63)	(.65)	(.71)
Net realized gains	(.27)	(.73)	—	(.11)	—
Total distributions	(1.07)	(1.49)	(.63)	(.76)	(.71)
Net asset value, end of period	$23.12	$28.94	$29.76	$27.42	$26.69

Total Return[b]	(16.82%)	2.27%	10.96%	5.70%	1.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$427,870	$677,172	$804,750	$609,602	$589,760
Ratios to average net assets:
Net investment income (loss)	2.94%	2.47%	1.99%	2.37%	2.66%
Total expenses[c]	0.85%	0.84%	0.87%	0.96%	0.93%
Net expenses[d,e,f]	0.81%	0.79%	0.80%	0.80%	0.81%
Portfolio turnover rate	55%	92%	116%	68%	48%

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018
Per Share Data
Net asset value, beginning of period	$28.94	$29.76	$27.43	$26.69	$27.05
Income (loss) from investment operations:
Net investment income (loss)[a]	.58	.50	.35	.43	.52
Net gain (loss) on investments (realized and unrealized)	(5.52)	(.05)	2.40	.87	(.38)
Total from investment operations	(4.94)	.45	2.75	1.30	.14
Less distributions from:
Net investment income	(.60)	(.54)	(.42)	(.45)	(.50)
Net realized gains	(.27)	(.73)	—	(.11)	—
Total distributions	(.87)	(1.27)	(.42)	(.56)	(.50)
Net asset value, end of period	$23.13	$28.94	$29.76	$27.43	$26.69

Total Return[b]	(17.41%)	1.50%	10.10%	4.95%	0.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$197,933	$327,712	$338,656	$286,050	$265,486
Ratios to average net assets:
Net investment income (loss)	2.18%	1.72%	1.24%	1.62%	1.93%
Total expenses[c]	1.63%	1.59%	1.59%	1.60%	1.62%
Net expenses[d,e,f]	1.56%	1.53%	1.55%	1.55%	1.55%
Portfolio turnover rate	55%	92%	116%	68%	48%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018
Per Share Data
Net asset value, beginning of period	$28.93	$29.75	$27.42	$26.69	$27.04
Income (loss) from investment operations:
Net investment income (loss)[a]	.77	.72	.56	.63	.72
Net gain (loss) on investments (realized and unrealized)	(5.51)	(.05)	2.40	.86	(.36)
Total from investment operations	(4.74)	.67	2.96	1.49	.36
Less distributions from:
Net investment income	(.80)	(.76)	(.63)	(.65)	(.71)
Net realized gains	(.27)	(.73)	—	(.11)	—
Total distributions	(1.07)	(1.49)	(.63)	(.76)	(.71)
Net asset value, end of period	$23.12	$28.93	$29.75	$27.42	$26.69

Total Return	(16.79%)	2.27%	10.92%	5.70%	1.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$572,113	$1,043,507	$926,745	$819,770	$738,694
Ratios to average net assets:
Net investment income (loss)	2.90%	2.47%	1.98%	2.37%	2.69%
Total expenses[c]	0.93%	0.87%	0.88%	0.87%	0.91%
Net expenses[d,e,f]	0.81%	0.79%	0.80%	0.80%	0.80%
Portfolio turnover rate	55%	92%	116%	68%	48%

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018
Per Share Data
Net asset value, beginning of period	$28.97	$29.78	$27.45	$26.71	$27.07
Income (loss) from investment operations:
Net investment income (loss)[a]	.86	.81	.65	.71	.80
Net gain (loss) on investments (realized and unrealized)	(5.54)	(.05)	2.39	.87	(.37)
Total from investment operations	(4.68)	.76	3.04	1.58	.43
Less distributions from:
Net investment income	(.88)	(.84)	(.71)	(.73)	(.79)
Net realized gains	(.27)	(.73)	—	(.11)	—
Total distributions	(1.15)	(1.57)	(.71)	(.84)	(.79)
Net asset value, end of period	$23.14	$28.97	$29.78	$27.45	$26.71

Total Return	(16.59%)	2.59%	11.23%	6.03%	1.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,501,690	$24,912,049	$19,152,857	$12,138,270	$8,957,902
Ratios to average net assets:
Net investment income (loss)	3.23%	2.76%	2.29%	2.64%	2.99%
Total expenses[c]	0.62%	0.57%	0.57%	0.58%	0.58%
Net expenses[d,e,f]	0.52%	0.50%	0.51%	0.51%	0.50%
Portfolio turnover rate	55%	92%	116%	68%	48%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018
Per Share Data
Net asset value, beginning of period	$28.98	$29.80	$27.46	$26.73	$27.09
Income (loss) from investment operations:
Net investment income (loss)[a]	.87	.81	.65	.71	.81
Net gain (loss) on investments (realized and unrealized)	(5.54)	(.06)	2.40	.86	(.38)
Total from investment operations	(4.67)	.75	3.05	1.57	.43
Less distributions from:
Net investment income	(.88)	(.84)	(.71)	(.73)	(.79)
Net realized gains	(.27)	(.73)	—	(.11)	—
Total distributions	(1.15)	(1.57)	(.71)	(.84)	(.79)
Net asset value, end of period	$23.16	$28.98	$29.80	$27.46	$26.73

Total Return	(16.55%)	2.56%	11.26%	5.99%	1.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$209,671	$247,051	$167,409	$55,441	$37,735
Ratios to average net assets:
Net investment income (loss)	3.26%	2.76%	2.28%	2.64%	3.00%
Total expenses[c]	0.53%	0.50%	0.52%	0.52%	0.53%
Net expenses[d,e,f]	0.52%	0.50%	0.51%	0.51%	0.50%
Portfolio turnover rate	55%	92%	116%	68%	48%

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
TOTAL RETURN BOND FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/22	09/30/21		09/30/20		09/30/19		09/30/18
A-Class	0.01%	0.00	%*	0.00	%*	—		0.00	%*
C-Class	—	0.00	%*	0.00	%*	—		0.00	%*
P-Class	—	—		0.00	%*	0.00	%*	0.00	%*
Institutional Class	—	—		0.00	%*	—		0.00	%*
R6-Class	0.01%	0.01%		0.00	%*	0.00	%*	0.00	%*

*	Less than 0.01%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	0.77%	0.78%	0.79%	0.79%	0.80%
C-Class	1.52%	1.53%	1.54%	1.54%	1.55%
P-Class	0.77%	0.78%	0.79%	0.79%	0.80%
Institutional Class	0.48%	0.49%	0.50%	0.50%	0.49%
R6-Class	0.48%	0.49%	0.50%	0.50%	0.49%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2022, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Total Return Bond Fund (the “Fund”), a diversified investment company. At September 30, 2022, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”) which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Partners Advisors, LLC (“GPA or the “Sub-Adviser”) assists GPIM in the supervision and direction of the investment strategy of the Fund in accordance with its investment policies. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, GDF and GPA are affiliated entities.

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and/or other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

NOTES TO FINANCIAL STATEMENTS (continued)

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Designee Procedures, the Adviser is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded.

The value of interest rate swap agreements entered into by the Fund is valued on the basis of the last sale price on the primary exchange on which the swap is traded.

The value of other swap agreements entered into by the Fund are generally valued using an evaluated price provided by a third party pricing vendor.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(e) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Fund may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities in anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the options. The swaptions are forward premium swaptions which have extended settlement dates.

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

NOTES TO FINANCIAL STATEMENTS (continued)

(h) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(i) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(j) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2022, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if

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NOTES TO FINANCIAL STATEMENTS (continued)

the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(l) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(m) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

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(n) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2022, are disclosed in the Statement of Operations.

(o) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 3.08% at September 30, 2022.

(p) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(q) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to

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identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

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Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge	$7,606,350,000	$552,125,057

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Hedge	$525,336	$514,501,294

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a

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counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Income, Index exposure	$17,803,707	$—

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$1,088,975,000	$270,500,000

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the

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notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Income, Index Exposure	$—	$19,358,333

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

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The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$59,926,746	$630,552,061

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Interest rate swap contracts	Unamortized upfront premiums paid on interest rate swap agreements	Variation margin on interest rate swap agreements
Equity/Interest rate option contracts	Investments in unaffiliated issuers, at value	Options written, at value

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2022:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2022
$—	$147,316,110	12,441,384	$159,757,494

Liability Derivative Investments Value
Swaps Interest Rate Risk*	Options Written Equity Risk	Options Written Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2022
$146,367,046	$33,796,770	$9,645,978	110,020	$189,919,814

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statement of Assets and Liabilities.

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The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Equity/Interest rate option contracts	Net realized gain (loss) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options purchased
Net change in unrealized appreciation (depreciation) on options written
Interest rate/Credit swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
$53,103,921	$(6,295,916)	$(37,311,524)	$99,671,217	$112,357,264	$(23,214,540)	$3,354,233	$201,664,655

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
$(233,072,245)	$185,725	$(11,852,787)	$49,844,971	$(10,960,349)	$(29,997,025)	$(6,848,403)	$(242,700,113)

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

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Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

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Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$12,441,384	$—	$12,441,384	$(8,125,164)	$(4,315,860)	$360

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$110,020	$—	$110,020	$(62,004)	$—	$48,016
Options written	9,645,978	—	9,645,978	(8,063,160)	—	1,582,818

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2022.

Counterparty	Asset Type	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts	$5,805,000
BofA Securities, Inc.	Interest rate swap agreements	3,460,011
	Options	3,415,000
Goldman Sachs International	Forward foreign currency exchange contracts, Options	63,492,910
Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts, Options	4,200,000
		$80,372,921

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Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although

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quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.39% of the average daily net assets of the Fund.

Pursuant to an Investment Sub-Advisory Agreement between the Adviser and GPA, GPA, under the oversight supervision of the Board and the Adviser, assists the Adviser in the supervision and direction of the investment strategy of the Fund in accordance with its investment policies. As compensation for its services, the Adviser pays GPA a fee, payable monthly, in an amount equal to 0.005% of the Fund’s average daily net assets.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

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The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	0.79%	11/20/17	02/01/24
C-Class	1.54%	11/20/17	02/01/24
P-Class	0.79%	11/20/17	02/01/24
Institutional Class	0.50%	11/30/12	02/01/24
R6-Class	0.50%	10/19/16	02/01/24

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2022, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2023	2024	2025	Total
A-Class	$440,686	$421,811	$196,304	$1,058,801
C-Class	133,369	174,119	167,978	475,466
P-Class	636,580	783,250	1,002,868	2,422,698
Institutional Class	8,669,558	16,070,212	19,248,693	43,988,463
R6-Class	—	—	1,102	1,102

For the year ended September 30, 2022, GI recouped $49,143 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2022, the Fund waived $66,143 related to investments in affiliated funds.

For the year ended September 30, 2022, GFD retained sales charges of $144,088 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

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NOTES TO FINANCIAL STATEMENTS (continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2022, the Fund entered into reverse repurchase agreements as follows:

Number of Days Outstanding	Balance at September 30, 2022	Average Balance Outstanding	Average Interest Rate
365	$1,002,218,735	$1,540,681,557	0.53%

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statement of Assets of Liabilities in conformity with U.S. GAAP:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse repurchase agreements	$1,002,218,735	$—	$1,002,218,735	$(1,002,218,735)	$—	$—

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NOTES TO FINANCIAL STATEMENTS (continued)

As of September 30, 2022, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)		Maturity Date(s)	Face Value
Bank of Montreal	2.85	%*	Open Maturity	$95,508,170
Citigroup Global Markets, Inc.	2.80	%*	Open Maturity	363,729,846
Goldman Sachs & Co. LLC	(0.75%)—2.85	%*	Open Maturity	294,010,475
J.P. Morgan Securities LLC	2.86	%*	Open Maturity	248,970,244
Total				$1,002,218,735

*

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective as of September 30, 2022.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of year end, aggregated by asset class of the related collateral pledged by the Fund:

Asset Type	Overnight and continuous	Total
Corporate Bonds	$6,945,287	$6,945,287
Federal Agency Notes	995,273,448	995,273,448
Gross amount of recognized liabilities for reverse repurchase agreements	$1,002,218,735	$1,002,218,735

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2022 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$882,654,723	$142,331,194	$1,024,985,917

The tax character of distributions paid during the year ended September 30, 2021 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$1,067,305,263	$205,135,189	$1,272,440,452

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2022 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$25,752,243	$—	$(3,756,930,811)	$(589,823,177)	$(66,648,272)	$(4,387,650,017)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2022, capital loss carryforwards for the Fund were as follows:

Unlimited
Short-Term	Long-Term	Total Capital Loss Carryforward
$(517,080,634)	$(72,706,166)	$(589,786,800)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swap agreements, real estate investment trusts and CLO securities, foreign currency gains and losses, the “mark-to-market” of certain derivatives, losses deferred due to wash sales, dividends payable, and the “mark-to-market” of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of bond premium/discount amortization, income accruals on certain investments, the deferral of losses related to tax straddle investments, and the “mark-to-market” of certain investments

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NOTES TO FINANCIAL STATEMENTS (continued)

denominated in foreign currencies. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of September 30, 2022 for permanent book/tax differences.

At September 30, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$24,704,923,890	$—	$(3,755,714,041)	$(3,755,714,041)

Note 8 – Securities Transactions

For the year ended September 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$4,896,497,469	$6,799,503,618

For the year ended September 30, 2022, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$7,836,575,704	$8,654,459,805

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

is effected at the current market price to save costs, where permissible. For the year ended September 30, 2022, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Loss
$36,129,637	$110,031,553	$(12,036,036)

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2022. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2022, were as follows:

Borrower	Maturity Date	Face Amount	Value
Athenahealth Group, Inc.	02/15/29	$1,028,986	$109,072
Aveanna Healthcare LLC	07/17/28	113,208	23,207
Confluent Health LLC	11/30/28	1,208,053	151,007
CTL Logistics	08/10/42	692,113	161,870
Fontainbleau Vegas Unfunded	09/30/25	26,250,000	—
Higginbotham Insurance Agency, Inc.	11/25/26	9,734,723	241,421
Hillman Group, Inc.	07/14/28	2,330,014	109,511
Icebox Holdco	12/22/28	3,642,857	236,786
KKR Core Holding Company LLC	07/15/31	16,760,000	—
Lightning A	03/01/37	39,307,654	—
Service Logic Acquisition, Inc.	10/29/27	162,963	10,389
Thunderbird A	03/01/37	38,704,255	—
		$139,934,826	$1,043,263

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
ACRE Commercial Mortgage Ltd.
2021-FL4 B, 4.39% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 12/18/37[1]	01/21/21	$3,100,000	$3,016,548
ACRE Commercial Mortgage Ltd.
2021-FL4 C, 4.74% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 12/18/37[1]	01/21/21	3,100,000	3,003,293
ACRES Commercial Realty Ltd.
2021-FL1 C, 4.94% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 06/15/36[1]	05/07/21	13,092,000	12,210,925
ACRES Commercial Realty Ltd.
2021-FL1 D, 5.59% (1 Month USD LIBOR + 2.65%, Rate Floor: 2.65%) due 06/15/36[1]	05/07/21	11,750,000	10,860,901
ACRES Commercial Realty Ltd.
2021-FL2 B, 5.19% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/15/37[1]	12/07/21	10,100,000	9,745,937
ACRES Commercial Realty Ltd.
2021-FL2 AS, 4.69% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 01/15/37[1]	12/07/21	3,500,000	3,360,189
Anchorage Credit Funding 4 Ltd.
2021-4A BR, 3.12% due 04/27/39	01/29/21	16,250,000	13,803,763
Anchorage Credit Funding Ltd.
2021-13A B1, 3.23% due 07/27/39	05/25/21	6,345,000	5,391,954
Anchorage Credit Funding Ltd.
2021-13A C2, 3.65% due 07/27/39	06/30/21	1,950,000	1,518,886
Atlantic Marine Corporations Communities LLC
5.37% due 12/01/50	02/02/17	769,696	648,258
Atlas Mara Ltd.
due 12/31/21[2]	10/01/15	2,828,684	744,734
BDS Ltd.
2020-FL5 B, 4.84% (1 Month Term SOFR + 1.91%, Rate Floor: 1.80%) due 02/16/37[1]	07/27/20	4,335,627	4,314,814
BDS Ltd.
2021-FL9 D, 5.24% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 11/16/38[1]	10/01/21	4,400,000	4,107,565
BDS Ltd.
2020-FL5 AS, 4.39% (1 Month Term SOFR + 1.46%, Rate Floor: 1.35%) due 02/16/37[1]	06/08/20	3,146,829	3,124,955
BRSP Ltd.
2021-FL1 D, 5.69% (1 Month USD LIBOR + 2.70%, Rate Floor: 2.70%) due 08/19/38[1]	07/12/21	3,800,000	3,547,967

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NOTES TO FINANCIAL STATEMENTS (continued)

Restricted Securities	Acquisition Date	Cost	Value
BSPDF Issuer Ltd.
2021-FL1 C, 5.07% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 10/15/36[1]	10/06/21	$15,300,000	$14,642,039
BSPDF Issuer Ltd.
2021-FL1 B, 4.62% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 10/15/36[1]	10/06/21	6,500,000	6,223,468
BSPDF Issuer Ltd.
2021-FL1 D, 5.57% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 10/15/36[1]	10/06/21	3,500,000	3,242,901
BSPRT Issuer Ltd.
2021-FL7 C, 5.12% (1 Month USD LIBOR + 2.30%, Rate Floor: 2.30%) due 12/15/38[1]	12/09/21	7,250,000	6,805,442
BSPRT Issuer Ltd.
2021-FL6 C, 4.87% (1 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 03/15/36[1]	03/15/21	5,550,000	5,140,629
BSPRT Issuer Ltd.
2021-FL7 B, 4.87% (1 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 12/15/38[1]	12/09/21	4,875,000	4,625,197
BXMT Ltd.
2020-FL3 B, 4.55% (30 Day Average SOFR + 2.26%, Rate Floor: 2.15%) due 11/15/37[1]	10/20/20	10,600,000	10,283,971
BXMT Ltd.
2020-FL2 C, 4.59% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 02/15/38[1]	09/25/20	5,297,426	5,103,131
BXMT Ltd.
2020-FL2 AS, 4.09% (1 Month Term SOFR + 1.26%, Rate Floor: 1.15%) due 02/15/38[1]	06/03/20	5,130,369	5,027,734
Cascade Funding Mortgage Trust
2018-RM2 4.00% (WAC) due 10/25/68[1]	11/02/18	8,898,237	8,592,161
Cascade Funding Mortgage Trust
2019-RM3 2.80% (WAC) due 06/25/69[1]	06/25/19	5,330,475	5,176,392
Central Storage Safety Project Trust
4.82% due 02/01/38	02/02/18	19,273,603	15,963,378
CHCP Ltd.
2021-FL1 B, 4.61% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 02/15/38[1]	02/12/21	5,900,000	5,612,492
CHCP Ltd.
2021-FL1 C, 5.06% (1 Month Term SOFR + 2.21%, Rate Floor: 2.10%) due 02/15/38[1]	02/12/21	2,950,000	2,762,418

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NOTES TO FINANCIAL STATEMENTS (continued)

Restricted Securities	Acquisition Date	Cost	Value
Copper River CLO Ltd.
2007-1A INC, due 01/20/21[3]	05/09/14	$—	$630
FKRT
2.21% due 11/30/58	09/24/21	117,199,428	111,472,220
FS Rialto
2021-FL3 B, 4.74% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 11/16/36[1]	10/21/21	8,000,000	7,506,552
GPMT Ltd.
2019-FL2 B, 4.91% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 02/22/36[1]	07/23/20	10,984,207	10,935,514
Greystone Commercial Real Estate Notes
2021-FL3 C, 4.82% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/15/39[1]	07/29/21	12,000,000	11,006,670
HERA Commercial Mortgage Ltd.
2021-FL1 A, 4.04% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 02/18/38[1]	02/10/21	10,000,000	9,649,441
HGI CRE CLO Ltd.
2021-FL2 B, 4.44% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 09/17/36[1]	09/17/21	5,000,000	4,781,934
HGI CRE CLO Ltd.
2021-FL2 C, 4.74% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 09/17/36[1]	09/17/21	1,000,000	938,110
LoanCore Issuer Ltd.
2021-CRE6 B, 4.72% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 11/15/38[1]	10/27/21	44,000,000	41,358,236
LoanCore Issuer Ltd.
2019-CRE2 B, 4.52% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 05/15/36[1]	06/17/20	11,453,502	11,311,988
LoanCore Issuer Ltd.
2021-CRE4 D, 4.90% (30 Day Average SOFR + 2.61%, Rate Floor: 2.50%) due 07/15/35[1]	09/16/21	5,600,376	5,301,140
LoanCore Issuer Ltd.
2019-CRE3 B, 4.42% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/15/34[1]	07/27/20	4,351,219	4,332,473
LSTAR Securities Investment Ltd.
2021-1 4.36% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[1]	02/04/21	40,441,148	37,522,794
LSTAR Securities Investment Ltd.
2021-2 4.26% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[1]	03/17/21	24,706,520	24,107,728
MF1 Multifamily Housing Mortgage Loan Trust
2021-FL6 D, 5.49% (1 Month USD LIBOR + 2.55%, Rate Floor: 2.55%) due 07/16/36[1]	06/10/21	3,800,000	3,499,728
STWD Ltd.
2019-FL1 B, 4.64% (1 Month Term SOFR + 1.71%, Rate Floor: 1.60%) due 07/15/38[1]	06/29/20	11,105,716	10,841,547

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Restricted Securities	Acquisition Date	Cost	Value
STWD Ltd.
2019-FL1 C, 4.99% (1 Month Term SOFR + 2.06%, Rate Floor: 1.95%) due 07/15/38[1]	01/05/21	$8,787,169	$8,488,505
STWD Ltd.
2021-FL2 C, 5.04% (1 Month USD LIBOR + 2.10%, Rate Floor: 2.10%) due 04/18/38[1]	04/19/21	2,820,000	2,690,464
STWD Ltd.
2019-FL1 AS, 4.44% (1 Month Term SOFR + 1.51%, Rate Floor: 1.40%) due 07/15/38[1]	08/14/20	2,189,373	2,155,544
Towd Point Revolving Trust
4.83% due 09/25/64	03/17/22	81,499,179	78,757,525
TRTX Issuer Ltd.
2019-FL3 B, 4.79% (1 Month Term SOFR + 1.86%, Rate Floor: 1.75%) due 10/15/34[1]	01/05/21	1,494,049	1,468,649
TRTX Issuer Ltd.
2019-FL3 A, 4.19% (1 Month Term SOFR + 1.26%, Rate Floor: 1.15%) due 10/15/34[1]	07/23/20	434,278	436,493
		$601,689,110	$567,165,927

[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Security is in default of interest and/or principal obligations.
[3]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through September 30, 2022, at which time a new line of credit was entered into in the amount of $1,150,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each

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NOTES TO FINANCIAL STATEMENTS (concluded)

participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2022.

Note 12 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Total Return Bond Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, transfer agent, brokers, and paying agents; when replies were not received from brokers or paying agents, we performed

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2022

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2022.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2022, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2022, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See the qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
2.58%	2.13%	86.71%	100.00%

With respect to the taxable year ended September 30, 2022, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$142,331,194	$—

Guggenheim Partners Advisors, LLC

The Investment Adviser engaged Guggenheim Partners Advisors, LLC to provide investment sub-advisory services to the Fund, effective April 29, 2022. Guggenheim Partners Advisors, LLC assists the Investment Adviser in the supervision and direction of the investment strategy of the Fund in accordance with the Fund’s investment objectives, policies, and restrictions. The Investment Adviser, and not the Fund, compensates Guggenheim Partners Advisors, LLC for these services.

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Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Core Bond Fund
(“Core Bond Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) Core Bond Fund; (iii) High Yield Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM

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are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund;1 (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).2 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for Capital Stewardship Fund, which is addressed in a separate report.3

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Independent Trustees and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

[2]

The investment management agreements pertaining to the SI--Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[3]

Because shares of Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 19, 2022 (the “April Meeting”) and on May 24-25, 2022 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

At a meeting held by videoconference on April 29, 2022 (the “Special Meeting”), the Board met to consider a new sub-advisory agreement with Guggenheim Partners Advisors, LLC (“GPA” or a “Sub-Adviser”) for each of Floating Rate Strategies Fund, High Yield Fund, Core Bond Fund,

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Macro Opportunities Fund, Municipal Income Fund, Total Return Bond Fund and Ultra Short Duration Fund (collectively, the “GPA Sub-Advised Funds”) (collectively, the “GPA Sub-Advisory Agreements”).4 Under the GPA Sub-Advisory Agreements, GPA assists Security Investors and GPIM in the direction and supervision of the investment strategies of the GPA Sub-Advised Funds. At the Special Meeting, the Board approved the GPA Sub-Advisory Agreements for an annual term. At the May Meeting, the Committee also considered a renewal of the GPA Sub-Advisory Agreements so that they would have a consistent term with the GPIM Sub-Advisory Agreement, the Security Investors Advisory Agreements and the GPIM Advisory Agreement (together, the “Current Advisory Agreements”) (The GPA Sub-Advisory Agreements along with the GPIM Sub-Advisory Agreement are referred to hereafter as the “Sub-Advisory Agreements” and the Current Advisory Agreements along with the GPA Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements.”)

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the GPA Sub-Advisory Agreements and the renewal of each of the Advisory Agreements for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to

[4]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of April 29, 2022. The Board, including the Independent Trustees, relied on this relief in voting to approve the GPA Sub-Advisory Agreement at the Special Meeting.

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compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities. For example, the Committee noted as of March 31, 2022, both Security Investors and GPIM had entered into a Macroeconomic Services Agreement, at no fee, with GPA which, as noted above, is a Guggenheim affiliate, to receive certain global and sector macroeconomic analysis and insight along with other guidance.5 As a result, in evaluating the services provided to the Municipal Income Fund under the GPIM Sub-Advisory Agreement and the GPA Sub-Advised Funds under the GPA Sub-Advisory Agreements, the Committee did not separately consider the contributions under the Investment Advisory Agreements and the Sub-Advisory Agreements.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

[5]

Consequently, except where the context indicates otherwise, references to “Adviser,” “Advisers” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Advisory Agreements.

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Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2021, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2022 and April 30, 2022.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 96th and 88th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, long exposure to value and short exposure to growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee noted that, as of March 31, 2022, and April 30, 2022, there was no material change in performance for the three- and five- year periods, and that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy. The Committee also noted management’s statement that the quantitative investment methodology that the Fund employs was updated and that the Fund experienced performance ranking in the top half of the peer universe for the one-year period ended December 31, 2021.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 87th and 82nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s

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relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee further noted management’s statement that the Fund’s allocation process was updated in 2021 and that the Fund experienced performance ranking in the top half of the peer universe for the one-year period ended December 31, 2021. The Committee noted that as of March 31, 2022, the five-year and three-year performance rankings had improved to the 74th and 62nd percentiles, respectively, with no material change thereafter to these rankings as of April 30, 2022.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 74th and 89th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s conservative positioning in recent years, notably underweights in duration and credit risks, contributed to relative underperformance. The Committee also noted management’s statement that, although the Fund’s defensive positioning resulted in top quartile performance relative to its peers during the first quarter of 2020, it has since led to underperformance relative to its peers. The Committee noted that, as of March 31, 2022 and April 30, 2022, the five-year and three-year performance rankings had not improved.

Small Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 90th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s lack of exposure to higher-risk, lower-quality stocks that rallied between September 2020 through December 2021. The Committee also noted management’s statement that stock selection in several sectors detracted from performance. The Committee noted that, as of March 31, 2022, the five-year and three-year performance rankings had improved to the 72nd and 63rd percentiles, respectively, and as of April 30, 2022, the five-year and three-year performance rankings had improved to the 66th and 49th percentiles, respectively.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and the rationale for continuing the strategy and/or efforts to improve investment performance.

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Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee (which includes the sub-advisory fees paid to the Sub-Advisers), net effective management fee6 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

[6]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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In addition, the Committee made the following observations:

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (100th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (29th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In addition, the Committee noted the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year period ended December 31, 2021. In addition, the Committee considered management’s statement that the Fund’s net advisory fee is reasonable and competitive, especially in light of the Fund’s strong prior performance. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three- and five-year periods ended December 31, 2021. The Committee also took into account the Fund’s currently effective expense limitation agreement with a breakpoint of 5 basis points on average daily net assets above $5 billion.

Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (36th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The

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Committee considered the Adviser’s statement that the Fund’s total expense ratio is competitive and in-line with the peer group average and median and that the Fund’s contractual advisory fee is competitive. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (50th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the three- and five-year periods ended December 31, 2021. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser. Additionally, the Committee considered management’s statement that the Fund’s net advisory fee is reasonable and competitive, especially in light of the Fund’s strong prior performance.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2021, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2020. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

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OTHER INFORMATION (Unaudited)(continued)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s overall expenses increased in 2021, which was primarily attributable to increased expenses in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

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OTHER INFORMATION (Unaudited)(continued)

Sub-Advisory Agreements

Nature, Extent and Quality of Services Provided by the Sub-Advisers: As noted above, because both the Advisers (Security Investors and GPIM) and the Sub-Advisers (GPIM and GPA) for Municipal Income Fund and the GPA Sub-Advised Funds, respectively, are part of and do business as Guggenheim Investments and the services provided by the Advisers on the one hand and the Sub-Advisers on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Advisory Agreements and Sub-Advisory Agreements. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Advisers’ abilities to carry out their responsibilities under their respective Sub-Advisory Agreements, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreements, including the scope of services required to be performed by each Sub-Adviser.

Investment Performance: The Committee considered the returns of each Fund under its evaluation of the Advisory Agreements.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Advisers from Their Relationships with each Fund: The Committee considered that the Sub-Advisory Agreements are with affiliates of each Adviser, that each Adviser compensates each Sub-Adviser from its own fees so that the sub-advisory fee rate for each Fund does not impact the fees paid by such Fund and that the GPIM’s revenues were included in the calculation of Guggenheim Investments’ profitability. Because GPA is a new Sub-Adviser, the amounts that will be paid to it by the Advisers were previously included in the calculation of Guggenheim Investments’ profitability as part of the Advisers’ revenues and in the future will continue to be included in the calculation of Guggenheim Investments’ profitability as a part of GPA’s revenue. Given its conclusion of the reasonableness of the advisory fees, the Committee concluded that the GPIM sub-advisory fee rate for the Municipal Income Fund and GPA sub-advisory fee rates for the GPA Sub-Advised Funds were reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Advisers’ fees are paid by the Advisers and not the Municipal Income Fund or the GPA Sub-Advised Funds, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

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OTHER INFORMATION (Unaudited)(concluded)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the initial approval of the GPA Sub-Advisory Agreement and the continuation of each Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors. At the Special Meeting, the Board, including all of the Independent Trustees approved the GPA Sub-Advisory Agreements for an initial annual term and at the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES:
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Member, Board of Directors, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE:
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since August 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (August 2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-August 2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors. We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based

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on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2021, to March 31, 2022. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 157

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9.30.2022

Guggenheim Funds Annual Report

Guggenheim Ultra Short Duration Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
ULTRA SHORT DURATION FUND	9
NOTES TO FINANCIAL STATEMENTS	44
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	67
OTHER INFORMATION	69
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	84
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	92
LIQUIDITY RISK MANAGEMENT PROGRAM	96

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2022

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Manager”) is pleased to present the shareholder report for Guggenheim Ultra Short Duration Fund (the “Fund”) for the annual fiscal period ended September 30, 2022.

The Investment Manager is responsible for the management of the Funds’ portfolio of investments. It is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC and the Investment Manager.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2022

Ultra Short Duration Fund may not be suitable for all investors. The investments in fixed-income instruments are subject to the possibility that interest rates could rise, causing the value of the holdings and share price to decline. Investors in asset- backed securities, including collateralized loan obligations (CLOs) generally receive payments that are part interest and part return of principal. These payments may vary based on the rate loans are repaid. Some asset-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices volatile and they are subject to liquidity and valuation risk. CLOs bear similar risks to investing in loans directly. Investments in loans involve special types of risks, including credit, interest rate, counterparty, prepayment, liquidity, and valuation risks. Loans are often below investment grade, may be unrated, and typically offer a fixed or floating interest rate. High yield and unrated debt securities are at a greater risk of default than investment grade bonds and may be less liquid, which may increase volatility. The use of leverage, through borrowings or instruments such as derivatives, may cause the fund to be more volatile and riskier than if it had not been leveraged. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs, all of which are enhanced when investing in emerging markets. In addition, investments in emerging markets are subject to risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements. It is important to note that the Fund is not guaranteed by the U.S. government. Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2022

Equity and fixed income markets declined during the 12-month period ended September 30, 2022, amid continued market volatility, Federal Reserve policy, and global economic headwinds.

The Federal Reserve (the “Fed”) has abandoned talk of a soft or even “softish” landing, with the latest Summary of Economic Projections pointing to a 90-basis-point rise in the unemployment rate, an increase never before experienced without a recession. One basis point equals 0.01%. The seemingly endless string of upside inflation surprises has cemented the Fed’s view that the labor market needs to soften and economic activity needs to weaken further, which could require interest rates heading even higher.

Signs are indicating that the economy is heading in the direction the Fed wants. While gross domestic product (“GDP”) rebounded in the third quarter of 2022 to an inflation-adjusted 2.6%, private domestic demand (consumption and fixed investment) continued to slow, growing just 0.1%. The slowdown was led by a significant contraction in housing activity, historically the first sector to be hit by rising rates, cutting about 1.4 percentage points from GDP’s growth rate. The sharp tightening in financial conditions indicates a broader economic slowdown is ahead, which may help to loosen up the labor market. Signs of a labor market slowdown are already evident, with monthly job growth at less than half the pace of early 2022, wage growth cooling, and job openings falling sharply.

Inflation remains high, but a variety of factors point to a substantial moderation in 2023. Goods prices have stopped rising, and supply chain improvement and input and import costs suggest outright deflation could lie ahead. Services inflation is now the main price stability concern, but even the Bureau of Labor Statistics and several Fed speakers have acknowledged that the lagged data on home rental prices doesn’t reflect the sharp slowdown in market rents that has taken place (and that would start to show up in the data next year).

With the economy cooling and inflation likely to fall, it is fair to expect that rate hikes are nearly coming to an end, particularly with rising strains in financial markets and overseas. But having been repeatedly burned by expectations that inflation would cool and fearing a replay of the “stop-start” rate hike campaigns of the 1970s, the Fed will likely err on the side of overdoing it with rate hikes, viewing a recession as the “least bad” outcome for the economy.

For the 12-month period ended September 30, 2022, the S&P 500® Index* returned -15.47%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -25.13%. The return of the MSCI Emerging Markets Index* was -28.11%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -14.60% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -14.14%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.62% for the 12-month period.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2022

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The 1-3 Month U.S. Treasury Bill Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2022 and ending September 30, 2022.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	0.59%	(1.04%)	$1,000.00	$989.60	$2.94
Institutional Class	0.34%	(1.02%)	1,000.00	989.80	1.70

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	0.59%	5.00%	$1,000.00	$1,022.11	$2.99
Institutional Class	0.34%	5.00%	1,000.00	1,023.36	1.72

[1]

This ratio represents annualized net expenses, which may include short interest expense. Excluding these expenses, the operating expense ratios for the Fund would be 0.58% and 0.33% for the A-Class and Institutional Class, respectively. Excludes expenses of the underlying funds in which the Fund Invests.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2022 to September 30, 2022.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2022

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment adviser to Guggenheim Ultra Short Duration Fund (“Fund”). Guggenheim Partners Advisors, LLC, an affiliate of GPIM, serves as the Fund’s sub-adviser (“GPA” or the “Sub-Adviser”). The Fund is managed by a team of seasoned professionals at GPIM and GPA. This team includes B. Scott Minerd, Chairman of Guggenheim Investments, Chief Investment Officer of GPA, and Global Chief Investment Officer and Managing Partner of Guggenheim Partners, LLC; Anne B. Walsh, CFA, JD, Chief Investment Officer, Fixed Income, Portfolio Manager, and Managing Partner of GPIM; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, Senior Managing Director and Portfolio Manager of GPIM; Kris Dorr, Managing Director and Portfolio Manager of GPIM; and Adam J. Bloch, Managing Director and Portfolio Manager of GPIM. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund returned -2.49%1, underperforming the Fund’s benchmark, the Bloomberg 1-3 Month U.S. Treasury Bill Index, which returned 0.64% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Fund ended the Reporting Period down -2.49% while the benchmark finished up 0.64%. The dramatic rise in interest rates drove the majority of absolute performance, detracting roughly -2.6% from the Fund’s performance over the Reporting Period. The performance effect from the widening in credit spreads was also negative, detracting about 2.3% on an absolute basis. Over the Reporting Period, we saw spreads in Investment Grade Corporates, High Yield Corporates, and AAA-rated collateralized loan obligations (“CLOs”) widen by 75 basis points, 263 basis points, and 102 basis points, respectively. Carry positively contributed about 2.8% on an absolute basis and 1.8% on a relative basis to performance. Carry refers to the excess return accruing to higher yielding securities over lower yielding securities, assuming prices remain constant.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, the Fund used interest rate swaps and foreign currency forwards to help manage duration positioning, foreign exchange risk, and generate incremental income. Over the Reporting Period, interest rate swaps contributed to performance. In addition, the Fund hedged non-USD exposure with foreign-exchange derivatives, which had a positive impact on performance over the Reporting Period.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(continued)	September 30, 2022

How was the Fund positioned at the end of the Reporting Period?

At 50% of net asset value (“NAV”), securitized credit continues to be the largest and growing asset class allocation within the Fund. As tail risks have risen across the market, we have increased our allocation to high grade pockets of securitized credit, picking credit quality and structural protection at attractive spreads versus comparably rated corporate credit. We believe a unique opportunity has emerged in securitized credit in that investors are now able to source investments at steep dollar price discounts given both the rise in interest rates and widening in credit spreads that have occurred year-to-date. We believe this dynamic presents a compelling total return opportunity as investors are now able to capture not only the traditional yield advantage offered by the sector in the form of higher coupons relative to similarly rated corporates, but also an accretion to par should rates fall or spreads tighten. In more normal market environments, the value proposition of much of securitized credit is typically limited to a carry advantage (i.e., the offered coupon) given the room for price appreciation above par ($100) is limited due to call structures. To this end, our buying efforts have been concentrated in the secondary market. In primary markets, we are finding opportunities in the Non-Agency Residential Mortgage-Backed Securities (“RMBS”) sector in senior tranches of Non-Qualified Mortgage deals, which price at dollar price discounts and offer yields and spreads comparable to BB-rated corporate credit.

Corporate credit totaled approximately 46% of the Fund’s NAV with roughly 41% Investment Grade rated and 5% High Yield. While fundamental credit metrics, such as leverage and interest coverage, generally still show improving or healthy trends across sectors we expect them to start gradually deteriorating over the next several quarters and for default rates to pick up. However, all spread asset classes have already materially re-priced lower this year due to tighter financial conditions. Credit spread valuations are broadly in their 70th – 80th widest percentiles versus long term historical ranges and absolute yields are at the highest levels since 2009. At current valuations the long-term value across credit assets is compelling although we expect volatility to remain elevated in the near-term. The Fund remains focused on high credit quality investment grade corporates at attractive absolute yields.

During the Reporting Period the Fund modestly increased its interest rate exposure amid the backup in rates to the higher end of its historical range (approximately 0.75 year). As the Federal Reserve continues to reinforce its commitment to moderating and stabilizing inflationary

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2022

pressures through decreasing the demand function, we expect long term growth and inflation expectations to fall. Consequently, this era of peak hawkishness in the market signals to us that rates are likely peaking, and that extending duration is prudent.

Though we expect to see continued volatility as markets grapple with the rapid tightening of financial conditions, at current valuations we see return distributions for fixed income skewed to the upside over the next year. With the Fund’s gross yield of nearly 6.0%, we believe the carry profile alone for such fixed income opportunities provides a significantly higher buffer to performance volatility from rates and spreads.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

ULTRA SHORT DURATION FUND

OBJECTIVE: Seeks a high level of income consistent with the preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)”.

Inception Dates:
A-Class	November 30, 2018
Institutional Class	March 11, 2014

Ten Largest Holdings (% of Total Net Assets)
Lake Shore MM CLO III LLC, 4.22%	1.5%
Athene Global Funding, 2.84%	1.4%
Carlisle Companies, Inc., 0.55%	1.3%
BX Commercial Mortgage Trust, 4.47%	1.3%
Swedbank AB, 0.85%	1.2%
JPMorgan Chase & Co., 0.70%	1.2%
F&G Global Funding, 0.90%	1.2%
Charles Schwab Corp., 2.78%	1.2%
Banco Santander S.A., 0.70%	1.2%
Illumina, Inc., 0.55%	1.1%
Top Ten Total	12.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (continued)	September 30, 2022

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	26.2%
AA	9.8%
A	25.2%
BBB	22.3%
BB	2.1%
B	2.9%
NR	9.0%
Other Instruments	2.5%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2022

	1 Year	5 Year	Since Inception (03/11/14)
Institutional Class Shares	(2.34%)	1.04%	1.25%
Bloomberg 1-3 Month U.S. Treasury Bill Index	0.64%	1.10%	0.74%

	1 Year	Since Inception (11/30/18)
A-Class Shares	(2.49%)	0.39%
Bloomberg 1-3 Month U.S. Treasury Bill Index	0.64%	0.94%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg 1-3 Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on Institutional Class shares only; performance for A-Class shares will vary due to differences in fee structure. Prior to November 30, 2018, performance for Institutional Class shares reflects the performance of the Guggenheim Strategy Fund I, which did not charge a management fee and was not publicly offered as a separate investment product.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2022
ULTRA SHORT DURATION FUND

	Shares	Value
MONEY MARKET FUNDS† - 2.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 2.46%[1]	13,989,659	$13,989,659
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 2.15%[1]	4,599,523	4,599,523
Total Money Market Funds
(Cost $18,589,182)		18,589,182

	Face Amount
CORPORATE BONDS†† - 42.6%
Financial - 18.1%
Athene Global Funding
2.84% (SOFR Compounded Index + 0.56%) due 08/19/24◊,2	$11,000,000	10,703,100
Goldman Sachs Group, Inc.
3.00% due 03/15/24	4,200,000	4,081,041
2.92% (SOFR + 0.62%) due 12/06/23◊	2,800,000	2,779,413
2.93% (SOFR + 0.70%) due 01/24/25◊	2,600,000	2,553,331
Swedbank AB
0.85% due 03/18/24[2]	9,550,000	8,969,340
JPMorgan Chase & Co.
0.70% due 03/16/24[3]	9,100,000	8,907,954
F&G Global Funding
0.90% due 09/20/24[2]	9,700,000	8,825,649
Charles Schwab Corp.
2.78% (SOFR Compounded Index + 0.50%) due 03/18/24◊	8,850,000	8,808,055
Banco Santander S.A.
0.70% due 06/30/24[3]	9,000,000	8,642,408
Sumitomo Mitsui Trust Bank Ltd.
0.85% due 03/25/24[2]	8,900,000	8,348,630
Ameriprise Financial, Inc.
3.00% due 04/02/25	6,450,000	6,158,784
Credit Suisse AG NY
2.68% (SOFR Compounded Index + 0.39%) due 02/02/24◊	5,250,000	5,150,679
American Express Co.
3.23% (SOFR + 0.93%) due 03/04/25◊	4,800,000	4,795,396
Macquarie Group Ltd.
1.20% due 10/14/25[2,3]	5,250,000	4,779,141
Macquarie Bank Ltd.
3.23% due 03/21/25[2]	4,650,000	4,432,960
First-Citizens Bank & Trust Co.
3.93% due 06/19/24[3]	4,400,000	4,340,597
Fifth Third Bancorp
4.30% due 01/16/24	3,000,000	2,970,234
Citigroup, Inc.
2.92% (SOFR + 0.69%) due 01/25/26◊	2,550,000	2,485,654
Bank of Nova Scotia
3.25% (SOFR Compounded Index + 0.96%) due 03/11/24◊	2,400,000	2,394,002
Jackson National Life Global Funding
1.75% due 01/12/25[2]	2,600,000	2,389,289
Morgan Stanley
3.22% (SOFR + 0.95%) due 02/18/26◊	2,400,000	2,357,136
Starwood Property Trust, Inc.
3.75% due 12/31/24[2]	2,550,000	2,310,938

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ULTRA SHORT DURATION FUND

	Face Amount	Value
FS KKR Capital Corp.
4.25% due 02/14/25[2]	$2,450,000	$2,272,569
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
2.88% due 10/15/26[2]	2,650,000	2,173,000
American Equity Investment Life Holding Co.
5.00% due 06/15/27	2,150,000	2,039,723
Capital One Financial Corp.
4.99% due 07/24/26[3]	1,900,000	1,857,534
Standard Chartered plc
1.32% due 10/14/23[2,3]	1,350,000	1,348,651
GA Global Funding Trust
1.63% due 01/15/26[2]	1,300,000	1,139,499
Jefferies Financial Group, Inc.
5.50% due 10/18/23	950,000	948,176
OneMain Finance Corp.
3.50% due 01/15/27	1,150,000	895,818
Brighthouse Financial Global Funding
2.88% (SOFR + 0.76%) due 04/12/24◊,2	900,000	891,421
Wells Fargo & Co.
4.13% due 08/15/23	800,000	796,219
Peachtree Corners Funding Trust
3.98% due 02/15/25[2]	650,000	627,244
Nordea Bank Abp
3.98% (3 Month USD LIBOR + 0.94%) due 08/30/23◊,2	550,000	551,606
ING Groep N.V.
3.29% (3 Month USD LIBOR + 1.00%) due 10/02/23◊	500,000	500,496
First American Financial Corp.
4.60% due 11/15/24	500,000	491,968
Markel Corp.
3.63% due 03/30/23	450,000	447,905
Equitable Holdings, Inc.
3.90% due 04/20/23	422,000	419,780
M&T Bank Corp.
4.00% due 07/15/24	400,000	394,356
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[2]	400,000	392,870
Apollo Management Holdings, LP
4.00% due 05/30/24[2]	350,000	340,202
Reliance Standard Life Global Funding II
3.85% due 09/19/23[2]	200,000	197,146
Total Financial		135,909,914

Industrial - 6.8%
Boeing Co.
1.43% due 02/04/24	6,550,000	6,222,220
1.95% due 02/01/24	6,000,000	5,756,603
Carlisle Companies, Inc.
0.55% due 09/01/23	10,000,000	9,597,496
Ryder System, Inc.
3.35% due 09/01/25	4,820,000	4,559,537
3.75% due 06/09/23	2,650,000	2,632,434
Graphic Packaging International LLC
0.82% due 04/15/24[2]	6,700,000	6,222,221
IP Lending V Ltd.
5.13% due 04/02/26†††,2	4,700,000	4,448,673
Berry Global, Inc.
0.95% due 02/15/24	2,150,000	2,019,954
1.65% due 01/15/27	1,100,000	912,128
TD SYNNEX Corp.
1.25% due 08/09/24	2,400,000	2,206,771
Silgan Holdings, Inc.
1.40% due 04/01/26[2]	2,350,000	2,006,055
Vontier Corp.
1.80% due 04/01/26	2,150,000	1,827,651
Jabil, Inc.
1.70% due 04/15/26	650,000	564,675
4.25% due 05/15/27	600,000	559,280

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ULTRA SHORT DURATION FUND

	Face Amount	Value
Penske Truck Leasing Company LP / PTL Finance Corp.
2.70% due 11/01/24[2]	$900,000	$847,665
CNH Industrial N.V.
4.50% due 08/15/23	400,000	397,604
Weir Group plc
2.20% due 05/13/26[2]	440,000	369,669
Total Industrial		51,150,636

Consumer, Non-cyclical - 4.5%
Illumina, Inc.
0.55% due 03/23/23	8,800,000	8,617,393
Triton Container International Ltd.
0.80% due 08/01/23[2]	3,100,000	2,957,992
2.05% due 04/15/26[2]	2,200,000	1,867,352
1.15% due 06/07/24[2]	1,700,000	1,548,311
Global Payments, Inc.
1.50% due 11/15/24	5,700,000	5,236,992
Element Fleet Management Corp.
1.60% due 04/06/24[2]	4,900,000	4,611,159
AmerisourceBergen Corp.
0.74% due 03/15/23	3,828,000	3,766,222
CVS Health Corp.
4.00% due 12/05/23	1,600,000	1,582,926
Stryker Corp.
3.38% due 05/15/24	1,600,000	1,563,752
Spectrum Brands, Inc.
5.75% due 07/15/25	700,000	661,520
Block, Inc.
2.75% due 06/01/26	550,000	472,704
Laboratory Corp. of America Holdings
3.60% due 02/01/25	350,000	337,728
General Mills, Inc.
3.75% (3 Month USD LIBOR + 1.01%) due 10/17/23◊	200,000	201,011
Total Consumer, Non-cyclical		33,425,062

Technology - 4.1%
Microchip Technology, Inc.
2.67% due 09/01/23	8,070,000	7,864,538
0.97% due 02/15/24	750,000	706,620
Fidelity National Information Services, Inc.
0.60% due 03/01/24	8,200,000	7,689,629
HCL America, Inc.
1.38% due 03/10/26[2]	7,300,000	6,389,661
CDW LLC / CDW Finance Corp.
2.67% due 12/01/26	4,300,000	3,729,710
Infor, Inc.
1.45% due 07/15/23[2]	2,600,000	2,508,584
Qorvo, Inc.
1.75% due 12/15/24[2]	2,050,000	1,889,716
Total Technology		30,778,458

Utilities - 3.6%
NextEra Energy Capital Holdings, Inc.
3.25% (3 Month USD LIBOR + 0.27%) due 02/22/23◊	8,600,000	8,575,055
2.69% (SOFR Compounded Index + 0.40%) due 11/03/23◊	2,500,000	2,476,985
2.84% (SOFR Compounded Index + 0.54%) due 03/01/23◊	100,000	99,871
CenterPoint Energy Resources Corp.
3.60% (3 Month USD LIBOR + 0.50%) due 03/02/23◊	5,406,000	5,393,423
Alexander Funding Trust
1.84% due 11/15/23[2]	4,300,000	4,023,626
ONE Gas, Inc.
1.10% due 03/11/24	3,576,000	3,423,339

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ULTRA SHORT DURATION FUND

	Face Amount	Value
OGE Energy Corp.
0.70% due 05/26/23	$1,500,000	$1,460,265
Atmos Energy Corp.
3.57% (3 Month USD LIBOR + 0.38%) due 03/09/23◊	1,000,000	998,372
AES Corp.
3.30% due 07/15/25[2]	300,000	276,639
NRG Energy, Inc.
3.75% due 06/15/24[2]	275,000	264,313
Entergy Louisiana LLC
3.30% due 12/01/22	175,000	174,435
Total Utilities		27,166,323

Communications - 2.6%
NTT Finance Corp.
0.58% due 03/01/24[2]	8,950,000	8,437,470
FactSet Research Systems, Inc.
2.90% due 03/01/27	3,750,000	3,393,461
Rogers Communications, Inc.
2.95% due 03/15/25[2]	2,400,000	2,284,727
T-Mobile USA, Inc.
2.63% due 04/15/26	1,600,000	1,449,952
2.25% due 02/15/26	600,000	536,868
Cogent Communications Group, Inc.
3.50% due 05/01/26[2]	2,000,000	1,760,296
Paramount Global
4.75% due 05/15/25	982,000	965,441
Sprint Spectrum Company LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC
4.74% due 03/20/25[2]	562,500	554,394
Vodafone Group plc
4.13% due 05/30/25	175,000	171,699
Total Communications		19,554,308

Energy - 1.5%
Enbridge, Inc.
2.69% (SOFR + 0.40%) due 02/17/23◊	4,900,000	4,889,190
Phillips 66
0.90% due 02/15/24	3,400,000	3,219,428
Valero Energy Corp.
1.20% due 03/15/24	3,000,000	2,835,030
Total Energy		10,943,648

Consumer, Cyclical - 1.2%
Warnermedia Holdings, Inc.
3.64% due 03/15/25[2]	5,700,000	5,398,025
Hyatt Hotels Corp.
1.80% due 10/01/24	3,500,000	3,281,383
Total Consumer, Cyclical		8,679,408

Basic Materials - 0.2%
Reliance Steel & Aluminum Co.
4.50% due 04/15/23	1,300,000	1,297,146
Anglo American Capital plc
5.38% due 04/01/25[2]	450,000	446,524
Total Basic Materials		1,743,670

Total Corporate Bonds
(Cost $337,733,005)		319,351,427

ASSET-BACKED SECURITIES†† - 31.1%
Collateralized Loan Obligations - 24.7%
Lake Shore MM CLO III LLC
2021-2A A1R, 4.22% (3 Month USD LIBOR + 1.48%, Rate Floor: 1.48%) due 10/17/31◊,2	11,350,000	11,075,229

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ULTRA SHORT DURATION FUND

	Face Amount	Value
BXMT Ltd.
2020-FL2 A, 3.84% (1 Month Term SOFR + 1.01%, Rate Floor: 0.90%) due 02/15/38◊,2	$5,000,000	$4,926,175
2020-FL2 AS, 4.09% (1 Month Term SOFR + 1.26%, Rate Floor: 1.15%) due 02/15/38◊,2	2,550,000	2,465,523
2020-FL3 AS, 4.15% (30 Day Average SOFR + 1.86%, Rate Floor: 1.75%) due 11/15/37◊,2	2,500,000	2,447,475
HERA Commercial Mortgage Ltd.
2021-FL1 AS, 4.29% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/18/38◊,2	5,000,000	4,777,169
2021-FL1 A, 4.04% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 02/18/38◊,2	4,250,000	4,101,012
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A A1R, 4.21% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/20/31◊,2	8,250,000	8,068,582
Palmer Square Loan Funding Ltd.
2021-2A B, 4.38% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 05/20/29◊,2	4,500,000	4,131,819
2021-1A A1, 3.61% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 04/20/29◊,2	2,439,362	2,400,951
2022-1A A2, 3.93% (3 Month Term SOFR + 1.60%, Rate Floor: 1.60%) due 04/15/30◊,2	1,000,000	939,887
CHCP Ltd.
2021-FL1 A, 4.01% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/15/38◊,2	6,494,949	6,371,165
CIFC Funding Ltd.
2018-3A AR, 3.61% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 04/19/29◊,2	6,272,111	6,158,012
Golub Capital Partners CLO 49M Ltd.
2021-49A AR, 4.24% (3 Month USD LIBOR + 1.53%, Rate Floor: 1.53%) due 08/26/33◊,2	6,250,000	5,973,149
LCM XXIV Ltd.
2021-24A AR, 3.69% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.98%) due 03/20/30◊,2	5,750,000	5,650,106
ABPCI Direct Lending Fund IX LLC
2021-9A A1R, 4.17% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 11/18/31◊,2	5,700,000	5,510,244
ABPCI Direct Lending Fund CLO VII, LP
2021-7A A1R, 4.20% (3 Month USD LIBOR + 1.43%, Rate Floor: 1.43%) due 10/20/31◊,2	5,500,000	5,252,940

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ULTRA SHORT DURATION FUND

	Face Amount	Value
Shackleton CLO Ltd.
2017-8A A1R, 3.63% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27◊,2	$5,276,411	$5,208,395
FS Rialto
2021-FL3 B, 4.74% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 11/16/36◊,2	5,500,000	5,160,755
LCCM Trust
2021-FL3 A, 4.27% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 11/15/38◊,2	4,100,000	3,911,055
2021-FL2 B, 4.72% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 12/13/38◊,2	1,000,000	953,546
Carlyle Global Market Strategies CLO Ltd.
2018-4A A1RR, 3.51% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 01/15/31◊,2	4,927,378	4,807,516
Cerberus Loan Funding XXXV, LP
2021-5A A, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 09/22/33◊,2	5,000,000	4,786,352
Golub Capital Partners CLO 54M, LP
2021-54A A, 4.36% (3 Month USD LIBOR + 1.53%, Rate Floor: 1.53%) due 08/05/33◊,2	4,750,000	4,546,694
Parliament CLO II Ltd.
2021-2A A, 2.83% (3 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 08/20/32◊,2	4,500,000	4,409,305
Owl Rock CLO IV Ltd.
2021-4A A1R, 4.58% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 08/20/33◊,2	4,500,000	4,290,454
BRSP Ltd.
2021-FL1 B, 4.89% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 08/19/38◊,2	4,250,000	4,063,466
Golub Capital Partners CLO 16 Ltd.
2021-16A A1R2, 4.39% (3 Month USD LIBOR + 1.61%, Rate Floor: 1.61%) due 07/25/33◊,2	4,250,000	4,059,010
Madison Park Funding XLVIII Ltd.
2021-48A B, 4.19% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/19/33◊,2	4,000,000	3,770,305
Golub Capital Partners CLO 33M Ltd.
2021-33A AR2, 4.86% (3 Month USD LIBOR + 1.86%, Rate Floor: 1.86%) due 08/25/33◊,2	3,750,000	3,562,560

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ULTRA SHORT DURATION FUND

	Face Amount	Value
MidOcean Credit CLO VII
2020-7A A1R, 3.55% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29◊,2	$3,250,281	$3,194,712
Cerberus Loan Funding XXX, LP
2020-3A A, 4.36% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 01/15/33◊,2	3,000,000	2,937,418
ABPCI Direct Lending Fund CLO II LLC
2021-1A A1R, 4.31% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/20/32◊,2	3,000,000	2,921,528
BDS Ltd.
2021-FL8 C, 4.54% (1 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 01/18/36◊,2	2,000,000	1,875,873
2021-FL8 D, 4.89% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/18/36◊,2	1,000,000	936,024
Woodmont Trust
2020-7A A1A, 4.41% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/15/32◊,2	2,750,000	2,689,132
Cerberus 2112 Levered LLC,
4.83% (3 Month Term SOFR + 2.35%, Rate Floor: 2.35%) due 02/15/29◊,†††	2,500,000	2,497,691
Cerberus Loan Funding XXXI, LP
2021-1A A, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/32◊,2	2,500,000	2,467,757
Cerberus Loan Funding XXXII, LP
2021-2A A, 4.13% (3 Month USD LIBOR + 1.62%, Rate Floor: 1.62%) due 04/22/33◊,2	2,500,000	2,401,940
Cerberus Loan Funding XXXVI, LP
2021-6A A, 3.91% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 11/22/33◊,2	2,353,239	2,335,836
Venture XIV CLO Ltd.
2020-14A ARR, 4.07% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29◊,2	2,264,009	2,224,819
ABPCI Direct Lending Fund CLO I LLC
2021-1A A1A2, 4.41% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 07/20/33◊,2	2,250,000	2,191,951
THL Credit Lake Shore MM CLO I Ltd.
2021-1A A1R, 4.21% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/15/33◊,2	2,250,000	2,184,972

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ULTRA SHORT DURATION FUND

	Face Amount	Value
Cerberus Loan Funding XXXIII, LP
2021-3A A, 4.07% (3 Month USD LIBOR + 1.56%, Rate Floor: 1.56%) due 07/23/33◊,2	$2,250,000	$2,163,438
LoanCore Issuer Ltd.
2019-CRE2 AS, 4.32% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36◊,2	1,147,548	1,137,686
2018-CRE1 AS, 4.32% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28◊,2	1,000,000	995,987
2018-CRE1 A, 3.95% (1 Month USD LIBOR + 1.13%, Rate Floor: 1.13%) due 05/15/28◊,2	24,453	24,436
Cerberus Loan Funding XXVI, LP
2021-1A AR, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/31◊,2	2,000,000	1,962,112
Fortress Credit Opportunities XI CLO Ltd.
2018-11A A1T, 3.81% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31◊,2	1,800,000	1,765,038
Madison Park Funding LIII Ltd.
2022-53A B, 4.22% (3 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 04/21/35◊,2	1,750,000	1,658,813
Wellfleet CLO Ltd.
2020-2A A1R, 3.77% (3 Month USD LIBOR + 1.06%, Rate Floor: 0.00%) due 10/20/29◊,2	1,591,354	1,560,779
Allegro CLO IX Ltd.
2018-3A A, 3.91% (3 Month USD LIBOR + 1.17%, Rate Floor: 1.17%) due 10/16/31◊,2	1,500,000	1,452,300
GoldenTree Loan Management US CLO 1 Ltd.
2021-9A X, 3.21% (3 Month USD LIBOR + 0.50%, Rate Floor: 0.50%) due 01/20/33◊,2	1,285,714	1,278,716
BCC Middle Market CLO LLC
2021-1A A1R, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 10/15/33◊,2	1,250,000	1,200,717
STWD Ltd.
2021-FL2 B, 4.74% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 04/18/38◊,2	1,000,000	957,254

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ULTRA SHORT DURATION FUND

	Face Amount	Value
Greystone Commercial Real Estate Notes
2021-FL3 B, 4.47% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 07/15/39◊,2	$1,000,000	$918,237
ACRE Commercial Mortgage Ltd.
2021-FL4 AS, 4.09% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 12/18/37◊,2	850,000	827,680
Cerberus Loan Funding XXXIV, LP
2021-4A A, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 08/13/33◊,2	755,665	753,752
Fortress Credit Opportunities VI CLO Ltd.
2018-6A A1TR, 3.79% (3 Month USD LIBOR + 1.36%, Rate Floor: 0.00%) due 07/10/30◊,2	250,000	248,892
2018-6A A2R, 4.03% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/10/30◊,2	250,000	244,131
Voya CLO Ltd.
2019-2A X, 3.36% (3 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 07/20/32◊,2	468,750	467,370
Golub Capital Partners CLO 17 Ltd.
2017-17A A1R, 4.43% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30◊,2	350,000	344,812
Newfleet CLO Ltd.
2018-1A A1R, 3.66% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28◊,2	326,584	323,883
Marathon CLO V Ltd.
2017-5A A1R, 3.85% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27◊,2	251,543	250,801
California Street CLO IX, LP
2019-9A XR2, 3.44% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 07/16/32◊,2	250,000	249,862
OZLM XII Ltd.
2018-12A A1R, 3.83% (3 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 04/30/27◊,2	356	356
Total Collateralized Loan Obligations		185,425,556

Whole Business - 1.8%
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.19% due 06/05/49[2]	5,346,000	5,065,271
Domino’s Pizza Master Issuer LLC
2018-1A, 4.33% due 07/25/48[2]	4,321,625	3,980,567

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ULTRA SHORT DURATION FUND

	Face Amount	Value
Taco Bell Funding LLC
2021-1A, 1.95% due 08/25/51[2]	$3,225,625	$2,694,503
Wingstop Funding LLC
2020-1A, 2.84% due 12/05/50[2]	1,339,875	1,138,627
SERVPRO Master Issuer LLC
2019-1A, 3.88% due 10/25/49[2]	972,500	859,457
Total Whole Business		13,738,425

Financial - 1.5%
Madison Avenue Secured Funding Trust Series
2022-1, 4.60% (1 Month Term SOFR + 1.85%, Rate Floor: 0.00%) due 10/12/23◊,2	4,075,000	4,075,000
Station Place Securitization Trust
2022-SP1, 4.60% (1 Month Term SOFR + 1.85%, Rate Floor: 0.00%) due 10/12/23◊,2	4,075,000	4,075,000
Madison Avenue Secured Funding Trust
2021-1, 4.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 01/17/23◊,†††,2	2,850,000	2,850,000
Total Financial		11,000,000

Transport-Container - 1.3%
Triton Container Finance VIII LLC
2021-1A, 1.86% due 03/20/46[2]	6,325,625	5,309,376
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[2]	2,728,685	2,336,016
Textainer Marine Containers VII Ltd.
2021-1A, 1.68% due 02/20/46[2]	1,834,000	1,551,105
2020-1A, 2.73% due 08/21/45[2]	696,809	628,841
Total Transport-Container		9,825,338

Net Lease - 1.0%
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 1.85% due 11/20/50[2]	6,534,192	5,748,900
CF Hippolyta Issuer LLC
2021-1A, 1.98% due 03/15/61[2]	2,170,137	1,824,789
Total Net Lease		7,573,689

Transport-Aircraft - 0.6%
Raspro Trust
2005-1A, 3.64% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24◊,2	4,727,726	4,383,870

Collateralized Debt Obligations - 0.2%
Anchorage Credit Funding 3 Ltd.
2021-3A A1R, 2.87% due 01/28/39[2]	1,750,000	1,560,908
Total Asset-Backed Securities
(Cost $244,410,895)		233,507,786

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ULTRA SHORT DURATION FUND

	Face Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 18.8%
Residential Mortgage-Backed Securities - 15.6%
CSMC Trust
2021-RPL1, 1.67% (WAC) due 09/27/60◊,2	$5,763,476	$5,412,812
2021-RPL7, 1.93% (WAC) due 07/27/61◊,2	2,527,295	2,313,052
2020-RPL5, 3.02% (WAC) due 08/25/60◊,2	2,196,010	2,103,944
2021-RPL4, 1.80% (WAC) due 12/27/60◊,2	1,424,046	1,324,664
2020-NQM1, 1.21% due 05/25/65[2,4]	1,334,158	1,219,750
BRAVO Residential Funding Trust
2021-C, 1.62% due 03/01/61[2,4]	8,235,213	7,508,516
2022-R1, 3.13% due 01/29/70[2,4]	2,924,548	2,583,559
2021-HE1, 3.13% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 01/25/70◊,2	1,181,079	1,167,414
2021-HE2, 3.13% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 11/25/69◊,2	529,721	523,303
PRPM LLC
2021-5, 1.79% due 06/25/26[2,4]	3,792,423	3,410,850
2022-1, 3.72% due 02/25/27[2,4]	3,603,723	3,354,379
2021-8, 1.74% (WAC) due 09/25/26◊,2	1,969,536	1,798,368
2021-RPL2, 2.24% (WAC) due 10/25/51◊,2	2,000,000	1,702,517
NYMT Loan Trust
2021-SP1, 1.67% due 08/25/61[2,4]	8,376,461	7,559,672
2022-SP1, 5.25% due 07/25/62[2,4]	1,959,300	1,877,000
Legacy Mortgage Asset Trust
2021-GS4, 1.65% due 11/25/60[2,4]	3,518,135	3,215,686
2021-GS3, 1.75% due 07/25/61[2,4]	3,406,808	3,102,745
2021-GS2, 1.75% due 04/25/61[2,4]	1,601,233	1,485,582
2021-GS5, 2.25% due 07/25/67[2,4]	1,072,680	982,692
Verus Securitization Trust
2021-5, 1.37% (WAC) due 09/25/66◊,2	2,334,158	1,887,189
2020-5, 1.22% due 05/25/65[2,4]	2,027,165	1,872,261
2021-6, 1.89% (WAC) due 10/25/66◊,2	2,084,699	1,693,267
2021-4, 1.35% (WAC) due 07/25/66◊,2	1,117,927	891,958
2021-3, 1.44% (WAC) due 06/25/66◊,2	694,429	562,629
2019-4, 2.85% due 11/25/59[2,4]	524,734	510,389
2020-1, 2.42% due 01/25/60[2,4]	378,168	364,996
2019-4, 2.64% due 11/25/59[2,4]	260,059	252,959
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[2,4]	7,233,892	6,710,237
New Residential Advance Receivables Trust Advance Receivables Backed Notes
2020-APT1, 1.04% due 12/16/52[2]	4,000,000	3,957,293
2020-T1, 1.43% due 08/15/53[2]	2,000,000	1,911,754

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ULTRA SHORT DURATION FUND

	Face Amount	Value
NRZ Advance Receivables Trust
2020-T2, 1.48% due 09/15/53[2]	$4,150,000	$3,959,934
2020-T3, 1.32% due 10/15/52[2]	1,100,000	1,097,983
SPS Servicer Advance Receivables Trust II
2020-T1, 1.28% due 11/15/52[2]	4,666,667	4,643,488
FKRT
2.21% due 11/30/58†††,5	4,550,000	4,327,633
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,2	2,500,000	2,274,603
2021-HB5, 0.80% (WAC) due 02/25/31◊,2	1,892,011	1,819,484
Imperial Fund Mortgage Trust
2022-NQM2, 4.02% (WAC) due 03/25/67◊,2	4,496,611	4,038,913
Towd Point Revolving Trust
4.83% due 09/25/64[5]	3,250,000	3,140,638
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 3.71% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37◊	2,327,610	2,260,151
LSTAR Securities Investment Ltd.
2021-1, 4.36% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26◊,5	1,411,987	1,310,093
2021-2, 4.26% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26◊,5	900,350	878,529
New Residential Mortgage Loan Trust
2019-1A, 3.50% (WAC) due 10/25/59◊,2	1,240,142	1,154,809
2018-2A, 3.50% (WAC) due 02/25/58◊,2	753,182	702,396
CSMC
2021-NQM8, 2.41% (WAC) due 10/25/66◊,2	1,745,892	1,460,482
Soundview Home Loan Trust
2006-OPT5, 3.36% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 07/25/36◊	1,462,489	1,395,928
Angel Oak Mortgage Trust
2022-1, 3.29% (WAC) due 12/25/66◊,2	1,554,465	1,299,409
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58◊,2	532,451	516,407
2017-6, 2.75% (WAC) due 10/25/57◊,2	444,819	427,409
2017-5, 3.68% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57◊,2	178,373	176,406

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ULTRA SHORT DURATION FUND

	Face Amount	Value
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 3.65% (1 Month USD LIBOR + 0.57%, Rate Floor: 0.57%) due 12/25/35◊	$890,800	$882,036
Credit Suisse Mortgage Capital Certificates
2021-RPL9, 2.44% (WAC) due 02/25/61◊,2	905,605	827,983
CSMC Series
2014-2R, 2.46% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46◊,2	803,164	792,362
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 3.82% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.74%) due 10/25/35◊	733,658	718,399
Ellington Financial Mortgage Trust
2020-2, 1.49% (WAC) due 10/25/65◊,2	470,017	423,098
2020-2, 1.64% (WAC) due 10/25/65◊,2	270,747	248,454
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 01/26/60◊,2	618,314	581,922
Banc of America Funding Trust
2015-R2, 3.34% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37◊,2	549,178	533,307
CIT Mortgage Loan Trust
2007-1, 4.43% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37◊,2	529,231	525,309
SG Residential Mortgage Trust
2022-1, 3.68% (WAC) due 03/27/62◊,2	480,057	422,111
GS Mortgage-Backed Securities Trust
2020-NQM1, 1.38% (WAC) due 09/27/60◊,2	426,877	389,323
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC) due 06/25/69◊,5	183,811	178,496
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50◊,2	61,177	59,079
Total Residential Mortgage-Backed Securities		116,728,010

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ULTRA SHORT DURATION FUND

	Face Amount	Value
Commercial Mortgage-Backed Securities - 3.2%
BX Commercial Mortgage Trust
2021-VOLT, 4.47% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 09/15/36◊,2	$10,250,000	$9,515,185
2022-LP2, 4.48% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 02/15/39◊,2	2,474,636	2,329,377
JP Morgan Chase Commercial Mortgage Securities Trust
2021-NYAH, 4.36% (1 Month USD LIBOR + 1.54%, Rate Floor: 1.54%) due 06/15/38◊,2	2,700,000	2,557,880
Life Mortgage Trust
2021-BMR, 3.92% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 03/15/38◊,2	2,408,277	2,293,584
BXHPP Trust
2021-FILM, 3.92% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 08/15/36◊,2	1,500,000	1,385,578
Morgan Stanley Capital I Trust
2018-H3, 0.98% (WAC) due 07/15/51◊,6	43,415,870	1,383,599
MHP
2022-MHIL, 4.11% (1 Month Term SOFR + 1.26%, Rate Floor: 1.26%) due 01/15/27◊,2	1,457,488	1,373,571
Citigroup Commercial Mortgage Trust
2019-GC41, 1.17% (WAC) due 08/10/56◊,6	24,634,301	1,182,695
BENCHMARK Mortgage Trust
2019-B14, 0.91% (WAC) due 12/15/62◊,6	34,601,056	1,146,468
JPMDB Commercial Mortgage Securities Trust
2018-C8, 0.86% (WAC) due 06/15/51◊,6	25,707,183	522,218
KKR Industrial Portfolio Trust
2021-KDIP, 3.82% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/15/37◊,2	487,500	461,834
Wells Fargo Commercial Mortgage Trust
2015-NXS1, 2.63% due 05/15/48	37,005	36,947
Total Commercial Mortgage-Backed Securities		24,188,936

Total Collateralized Mortgage Obligations
(Cost $151,921,085)		140,916,946

SENIOR FLOATING RATE INTERESTS††,◊ - 4.2%

Industrial - 1.5%
SkyMiles IP Ltd.
6.46% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/20/27	3,914,480	3,917,533

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ULTRA SHORT DURATION FUND

	Face Amount	Value
LTI Holdings, Inc.
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 09/08/25	$3,031,649	$2,798,212
Mileage Plus Holdings LLC
8.78% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	2,090,000	2,094,849
Hunter Douglas, Inc.
6.34% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 02/26/29	2,400,000	1,964,400
Filtration Group Corp.
6.12% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/31/25	631,920	605,657
Total Industrial		11,380,651

Technology - 1.1%
Emerald TopCo, Inc. (Press Ganey)
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/24/26	2,830,897	2,569,039
Dun & Bradstreet
6.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/06/26	2,251,805	2,173,555
VT TopCo, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 08/01/25	1,611,051	1,530,499
Boxer Parent Company, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/02/25	1,226,242	1,159,387
Sabre GLBL, Inc.
5.12% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/22/24	284,480	280,036
MACOM Technology Solutions Holdings, Inc.
5.37% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/17/24	244,787	239,830
Total Technology		7,952,346

Consumer, Cyclical - 0.5%
Power Solutions (Panther)
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/30/26	2,882,944	2,720,779
IBC Capital Ltd.
6.69% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23	690,956	632,515
BCPE Empire Holdings, Inc.
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/11/26	98,729	93,627
Total Consumer, Cyclical		3,446,921

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ULTRA SHORT DURATION FUND

	Face Amount	Value
Communications - 0.3%
Internet Brands, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/13/24	$2,266,047	$2,155,214
Flight Bidco, Inc.
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/23/25	197,429	184,350
Total Communications		2,339,564

Consumer, Non-cyclical - 0.3%
Pearl Intermediate Parent LLC
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 02/14/25	1,382,188	1,273,341
KDC US Holdings, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 12/22/25	495,892	466,967
Outcomes Group Holdings, Inc.
7.17% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 10/24/25	296,661	283,807
Nomad Foods Lux SARL
5.16% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/15/24	293,780	278,112
Total Consumer, Non-cyclical		2,302,227

Financial - 0.2%
USI, Inc.
6.42% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/16/24	1,024,622	995,594
HUB International Ltd.
5.77% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.15%) due 04/25/25	537,510	516,123
Alliant Holdings Intermediate LLC
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 05/09/25	296,644	283,805
Total Financial		1,795,522

Basic Materials - 0.2%
Illuminate Buyer LLC
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/30/27	1,706,226	1,542,002

Energy - 0.1%
ITT Holdings LLC
5.87% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 07/10/28	487,080	463,944
Lotus Midstream, LLC
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 09/29/25	96,586	94,775
Total Energy		558,719

Total Senior Floating Rate Interests
(Cost $33,423,990)		31,317,952

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ULTRA SHORT DURATION FUND

	Face Amount	Value
MUNICIPAL BONDS†† - 0.0%
Colorado - 0.0%
Dawson Ridge Metropolitan District No. 1 General Obligation Limited
due 10/01/22[7]	$150,000	$150,000

Florida - 0.0%
Capital Trust Agency, Inc. Revenue Bonds
4.38% due 12/01/22	10,000	10,416

Pennsylvania - 0.0%
City of Erie Pennsylvania General Obligation Unlimited
due 11/15/22[7]	5,000	4,933
Total Municipal Bonds
(Cost $165,546)		165,349

Total Investments - 99.2%
(Cost $786,243,703)		$743,848,642
Other Assets & Liabilities, net - 0.8%		6,270,696
Total Net Assets - 100.0%		$750,119,338

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ULTRA SHORT DURATION FUND

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	1.10%	Annually
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.66%	Quarterly
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	2.79%	Annually

Counterparty	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	01/10/25	$137,000,000	$9,013,239	$486	$9,012,753
BofA Securities, Inc.	03/16/31	4,500,000	722,366	284	722,082
BofA Securities, Inc.	07/18/27	12,000,000	(541,536)	339	(541,875)
			$9,194,069	$1,109	$9,192,960

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Barclays Bank plc	ILS	Sell	21,118,725	6,695,929 USD	11/30/22	$733,982
UBS AG	ILS	Sell	11,365,313	3,599,039 USD	11/30/22	390,540
Morgan Stanley Capital Services LLC	CZK	Sell	30,060	1,167 USD	12/02/22	(25)
JPMorgan Chase Bank, N.A.	ILS	Buy	32,484,038	9,496,035 USD	11/30/22	(325,589)
						$798,908

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ULTRA SHORT DURATION FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at September 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Rate indicated is the 7-day yield as of September 30, 2022.
[2]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $472,369,539 (cost $502,424,401), or 63.0% of total net assets.

[3]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[4]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2022. See table below for additional step information for each security.

[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $9,835,389 (cost $10,296,072), or 1.3% of total net assets — See Note 9.

[6]	Security is an interest-only strip.
[7]	Zero coupon rate security.
BofA — Bank of America
CME — Chicago Mercantile Exchange
CZK — Czech Koruna
ILS — Israeli New Shekel
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ULTRA SHORT DURATION FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market Funds	$18,589,182	$—	$—	$18,589,182
Corporate Bonds	—	314,902,754	4,448,673	319,351,427
Asset-Backed Securities	—	228,160,095	5,347,691	233,507,786
Collateralized Mortgage Obligations	—	136,589,313	4,327,633	140,916,946
Senior Floating Rate Interests	—	31,317,952	—	31,317,952
Municipal Bonds	—	165,349	—	165,349
Interest Rate Swap Agreements**	—	9,734,835	—	9,734,835
Forward Foreign Currency Exchange Contracts**	—	1,124,522	—	1,124,522
Total Assets	$18,589,182	$721,994,820	$14,123,997	$754,707,999

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Swap Agreements**	$—	$541,875	$—	$541,875
Forward Foreign Currency Exchange Contracts**	—	325,614	—	325,614
Unfunded Loan Commitments (Note 8)	—	—	2,326	2,326
Total Liabilities	$—	$867,489	$2,326	$869,815

**	This derivative is reported as unrealized appreciation/depreciation at period end.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ULTRA SHORT DURATION FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2022	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Asset-Backed Securities	$2,850,000	Third Party Pricing	Broker Quote	—	—
Asset-Backed Securities	2,497,691	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Collateralized Mortgage Obligations	4,327,633	Model Price	Market Comparable Yield	6.9%	—
Corporate Bonds	4,448,673	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Total Assets	$14,123,997
Liabilities:
Unfunded Loan Commitments	$2,326	Model Price	Purchase Price	—	—

Significant changes in a quote or market comparable yield would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2022, the Fund had securities with a total value of $4,327,633 transfer into Level 3 from Level 2 due to a lack of observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
ULTRA SHORT DURATION FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2022:

	Assets				Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Total Assets	Unfunded Loan Commitments
Beginning Balance	$23,200,000	$2,621,708	$—	$25,821,708	$(689)
Purchases/(Receipts)	5,350,000	—	4,700,000	10,050,000	—
(Sales, maturities and paydowns)/Fundings	(23,200,000)	(2,621,708)	—	(25,821,708)	286
Amortization of premiums/discounts	—	(6)	—	(6)	—
Total realized gains (losses) included in earnings	—	(1,226)	—	(1,226)	859
Total change in unrealized appreciation (depreciation) included in earnings	(2,309)	1,232	(251,327)	(252,404)	(2,782)
Transfers into Level 3	—	4,327,633	—	4,327,633	—
Ending Balance	$5,347,691	$4,327,633	$4,448,673	$14,123,997	$(2,326)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2022	$(2,309)	$—	$(251,327)	$(253,636)	$(2,782)

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2022
ULTRA SHORT DURATION FUND

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
BRAVO Residential Funding Trust 2022-R1, 3.13% due 01/29/70	6.13%	01/30/25	—	—
BRAVO Residential Funding Trust 2021-C, 1.62% due 03/01/61	4.62%	09/26/24	5.62%	09/26/25
CSMC Trust 2020-NQM1, 1.21% due 05/25/65	2.21%	09/26/24	—	—
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/26/24	5.75%	05/26/25
Legacy Mortgage Asset Trust 2021-GS4, 1.65% due 11/25/60	4.65%	08/26/24	5.65%	08/26/25
Legacy Mortgage Asset Trust 2021-GS5, 2.25% due 07/25/67	5.25%	11/26/24	6.25%	11/26/25
Legacy Mortgage Asset Trust 2021-GS2, 1.75% due 04/25/61	4.75%	04/26/24	5.75%	04/26/25
NYMT Loan Trust 2021-SP1, 1.67% due 08/25/61	4.67%	08/26/24	5.67%	08/26/25
NYMT Loan Trust 2022-SP1, 5.25% due 07/25/62	8.25%	07/01/25	9.25%	07/01/26
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	5.12%	06/26/24	6.12%	06/26/25
PRPM LLC 2022-1, 3.72% due 02/25/27	6.72%	02/25/25	7.72%	02/25/26
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/26/24	5.79%	06/26/25
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24	—	—
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—
Verus Securitization Trust 2019-4, 2.85% due 11/25/59	3.85%	10/26/23	—	—
Verus Securitization Trust 2020-5, 1.22% due 05/25/65	2.22%	10/26/24	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

STATEMENT OF ASSETS AND LIABILITIES
ULTRA SHORT DURATION FUND

September 30, 2022

Assets:
Investments, at value (cost $786,243,703)	$743,848,642
Segregated cash with broker	2,283,743
Unamortized upfront premiums paid on interest rate swap agreements	1,109
Unrealized appreciation on forward foreign currency exchange contracts	1,124,522
Prepaid expenses	75,739
Receivables:
Interest	3,151,678
Fund shares sold	1,184,806
Securities sold	838,198
Variation margin on interest rate swap agreements	19,980
Foreign tax reclaims	2,885
Total assets	752,531,302

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $233)	2,326
Overdraft due to custodian bank	89,115
Unrealized depreciation on forward foreign currency exchange contracts	325,614
Payable for:
Fund shares redeemed	1,459,235
Distributions to shareholders	250,078
Management fees	104,356
Transfer agent/maintenance fees	34,332
Distribution and service fees	28,029
Fund accounting/administration fees	25,296
Trustees’ fees*	2,022
Transfer agent and administrative fees	986
Miscellaneous	90,575
Total liabilities	2,411,964
Net assets	$750,119,338

Net assets consist of:
Paid in capital	$784,197,456
Total distributable earnings (loss)	(34,078,118)
Net assets	$750,119,338

A-Class:
Net assets	$132,518,222
Capital shares outstanding	13,811,063
Net asset value per share	$9.60

Institutional Class:
Net assets	$617,601,116
Capital shares outstanding	64,378,917
Net asset value per share	$9.59

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
ULTRA SHORT DURATION FUND

Year Ended September 30, 2022

Investment Income:
Dividends	$173,937
Interest	16,597,755
Total investment income	16,771,692

Expenses:
Management fees	2,364,218
Distribution and service fees:
A-Class	435,172
Transfer agent and administrative fees	12,001
Transfer agent/maintenance fees:
A-Class	100,939
Institutional Class	161,901
Fund accounting/administration fees	292,728
Professional fees	107,873
Line of credit fees	44,585
Custodian fees	29,111
Trustees’ fees*	24,621
Interest expense	8,174
Miscellaneous	214,955
Recoupment of previously waived fees:
A-Class	19,117
Institutional Class	81,840
Total expenses	3,897,235
Less: Expenses reimbursed by Adviser:
A-Class	(94,509)
Institutional Class	(132,177)
Expenses waived by Adviser	(59,351)
Earnings credits applied	(1,724)
Total waived/reimbursed expenses	(287,761)
Net expenses	3,609,474
Net investment income	13,162,218

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4,680,689)
Investments sold short	31,733
Swap agreements	2,383,211
Forward foreign currency exchange contracts	397,533
Foreign currency transactions	107,334
Net realized loss	(1,760,878)
Net change in unrealized appreciation (depreciation) on:
Investments	(44,026,791)
Investments sold short	(33,836)
Swap agreements	9,277,299
Forward foreign currency exchange contracts	1,458,550
Foreign currency translations	(3,043)
Net change in unrealized appreciation (depreciation)	(33,327,821)
Net realized and unrealized loss	(35,088,699)
Net decrease in net assets resulting from operations	$(21,926,481)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

STATEMENTS OF CHANGES IN NET ASSETS
ULTRA SHORT DURATION FUND

	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,162,218	$7,157,344
Net realized gain (loss) on investments	(1,760,878)	2,602,544
Net change in unrealized appreciation (depreciation) on investments	(33,327,821)	(3,059,827)
Net increase (decrease) in net assets resulting from operations	(21,926,481)	6,700,061

Distributions to shareholders:
A-Class	(2,015,323)	(731,059)
Institutional Class	(10,986,326)	(7,010,768)
Total distributions to shareholders	(13,001,649)	(7,741,827)

Capital share transactions:
Proceeds from sale of shares
A-Class	104,918,065	214,903,865
Institutional Class	393,611,176	1,202,493,738
Distributions reinvested
A-Class	2,012,411	721,960
Institutional Class	9,182,432	6,114,053
Cost of shares redeemed
A-Class	(156,307,680)	(90,021,904)
Institutional Class	(638,832,395)	(766,018,803)
Net increase (decrease) from capital share transactions	(285,415,991)	568,192,909
Net increase (decrease) in net assets	(320,344,121)	567,151,143

Net assets:
Beginning of year	1,070,463,459	503,312,316
End of year	$750,119,338	$1,070,463,459

Capital share activity:
Shares sold
A-Class	10,591,356	21,545,976
Institutional Class	39,950,301	120,556,717
Shares issued from reinvestment of distributions
A-Class	206,643	72,382
Institutional Class	942,256	613,063
Shares redeemed
A-Class	(15,890,287)	(9,023,382)
Institutional Class	(65,020,480)	(76,807,815)
Net increase (decrease) in shares	(29,220,211)	56,956,941

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
ULTRA SHORT DURATION FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019[a]
Per Share Data
Net asset value, beginning of period	$9.97	$9.98	$9.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	.06	.12	.17
Net gain (loss) on investments (realized and unrealized)	(.37)	—	.03	.02 [i]
Total from investment operations	(.25)	.06	.15	.19
Less distributions from:
Net investment income	(.12)	(.07)	(.14)	(.21)
Net realized gains	—	—	—	(.01)
Total distributions	(.12)	(.07)	(.14)	(.22)
Net asset value, end of period	$9.60	$9.97	$9.98	$9.97

Total Return	(2.49%)	0.62%	1.52%	1.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$132,518	$188,416	$62,956	$31,154
Ratios to average net assets:
Net investment income (loss)	1.18%	0.63%	1.20%	2.05%
Total expenses[e]	0.65%	0.63%	0.65%	0.61%
Net expenses[f,g,h]	0.59%	0.59%	0.61%	0.58%
Portfolio turnover rate	24%	122%	129%	55%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

FINANCIAL HIGHLIGHTS (continued)
ULTRA SHORT DURATION FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019[d]	Year Ended September 30, 2018[d]
Per Share Data
Net asset value, beginning of period	$9.97	$9.98	$9.96	$10.01	$10.04
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.09	.15	.28	.24
Net gain (loss) on investments (realized and unrealized)	(.37)	—	.04	(.04)	—
Total from investment operations	(.23)	.09	.19	.24	.24
Less distributions from:
Net investment income	(.15)	(.10)	(.17)	(.28)	(.27)
Net realized gains	—	—	—	(.01)	— [c]
Total distributions	(.15)	(.10)	(.17)	(.29)	(.27)
Net asset value, end of period	$9.59	$9.97	$9.98	$9.96	$10.01

Total Return	(2.34%)	0.87%	1.88%	2.37%	2.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$617,601	$882,047	$440,356	$423,414	$356,128
Ratios to average net assets:
Net investment income (loss)	1.44%	0.88%	1.47%	2.54%	2.44%
Total expenses[e]	0.36%	0.34%	0.38%	0.30%	0.07%
Net expenses[f,g,h]	0.34%	0.34%	0.36%	0.29%	0.07%
Portfolio turnover rate	24%	122%	129%	55%	74%

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
ULTRA SHORT DURATION FUND

[a]	Since commencement of operations: November 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Distributions from realized gains are less than $0.01 per share.
[d]

The per share data for the years ended September 30, 2017 through September 30, 2018 and the period October 1, 2018 to November 30, 2018 has been restated to reflect the reorganization of the Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund effective November 30, 2018. In conjunction with the reorganization, Guggenheim Ultra Short Duration Fund issued 2.501601322 Institutional Class shares for every 1 share of Guggenheim Strategy Fund I.

[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.01%	0.00%*	0.00%*	—
Institutional Class	0.01%	0.01%	0.00%*	0.00%*

*	Less than 0.01%

[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	0.58%	0.58%	0.58%	0.58%	N/A
Institutional Class	0.33%	0.33%	0.33%	0.29%	0.07%

[i]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2022, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Ultra Short Duration Fund (the “Fund”), a diversified investment company. At September 30, 2022, A-Class and Institutional Class shares have been issued by the Fund.

Guggenheim Partners Investment Mangagement, LLC (“GPIM” or “the Adviser”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Partners Advisors, LLC (“GPA or the “Sub-Adviser”) assists GPIM in the supervision and direction of the investment strategy of the Fund in accordance with its investment policies. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and/or other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly reviews procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (continued)

in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Designee Procedures, the Adviser is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are generally valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

The value of interest rate swap agreements entered into by the Fund is is valued on the basis of the last sale price on the primary exchange on which the swap is traded.

The values of other swap agreements entered into by the Fund are generally valued using an evaluated price provided by a third party pricing vendor.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(e) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(f) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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(g) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(h) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(i) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2022, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(j) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if

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NOTES TO FINANCIAL STATEMENTS (continued)

the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(k) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(l) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(m) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2022, are disclosed in the Statement of Operations.

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(n) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 3.08% at September 30, 2022.

(o) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Income	$—	$8,543,578

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Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$3,000,000	$120,862,500

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis

	Average Value
Use	Purchased	Sold
Hedge, Income	$4,899,909	$33,923,267

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest rate swap contracts	Unamortized upfront premiums paid on interest rate swap agreements	—
Variation margin on interest rate swap agreements
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2022:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2022
$9,734,835	1,124,522	$10,859,357

Liability Derivative Investments Value
Swaps Interest Rate Risk*	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2022
$541,875	$325,614	$867,489

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest rate swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
$2,383,211	$397,533	$2,780,744

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NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
$9,277,299	$1,458,550	$10,735,849

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are

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NOTES TO FINANCIAL STATEMENTS (continued)

generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from

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NOTES TO FINANCIAL STATEMENTS (continued)

counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$1,124,522	$—	$1,124,522	$—	$—	$1,124,522

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$325,614	$—	$325,614	$—	$(325,589)	$25

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2022.

Counterparty	Asset Type	Cash Pledged	Cash Received
BofA Securities, Inc.	Interest rate swap agreements	$1,943,743	$—
JPMorgan Chase Bank, N.A.	Forward foreign currency exchange contracts	340,000	—
		$2,283,743	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report. Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security. Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.25% of the average daily net assets of the Fund.

Pursuant to an Investment Sub-Advisory Agreement between the Adviser and GPA, GPA, under the oversight supervision of the Board and the Adviser, assists the Adviser in the supervision and direction of the investment strategy of the Fund in accordance with its investment policies. As compensation for its services, the Adviser pays GPA a fee, payable monthly, in an amount equal to 0.005% of the Fund’s average daily net assets.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan related to the offering of A-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plan provides for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	0.58%	11/30/18	02/01/23
Institutional Class	0.33%	11/30/18	02/01/23

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2022, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2023	2024	2025	Fund Total
A-Class	$—	$38,223	$105,228	$143,451
Institutional Class	—	3,734	180,809	184,543

For the year ended September 30, 2022, GI recouped $100,957 from the Fund.

For the year ended September 30, 2022, GFD retained sales charges of $144,088 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At September 30, 2022, GI and its affiliates owned 30% of the outstanding shares of the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 6 - Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2022 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$13,001,649	$—	$13,001,649

The tax character of distributions paid during the year ended September 30, 2021 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$7,741,827	$—	$7,741,827

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2022 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$1,871,030	$—	$(33,425,204)	$(80,800)	$(2,443,144)	$(34,078,118)

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NOTES TO FINANCIAL STATEMENTS (continued)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2022, capital loss carryforwards for the Fund were as follows:

Unlimited
Short-Term	Long-Term	Total Capital Loss Carryforward
$(80,800)	$—	$(80,800)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swap agreements, foreign currency gains and losses, reclassification of distributions, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of bond premium/discount amortization, dividends payable, and paydown reclasses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of September 30, 2022 for permanent book/tax differences.

At September 30, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$786,464,712	$10,204,809	$(43,627,919)	$(33,423,110)

Note 7 – Securities Transactions

For the year ended September 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$170,806,310	$277,065,268

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2022, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$23,027,154	$20,059,782	$(272,543)

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2022. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2022, were as follows:

Borrower	Maturity Date	Face Amount	Value
VT TopCo, Inc.	08/01/25	$46,518	$2,326

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Cascade Funding Mortgage Trust
2019-RM3 2.80% (WAC) due 06/25/69[1]	06/25/19	$183,790	$178,496
FKRT
2.21% due 11/30/58	09/24/21	4,549,978	4,327,633
LSTAR Securities Investment Ltd.
2021-1 4.36% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[1]	02/04/21	1,411,987	1,310,093
LSTAR Securities Investment Ltd.
2021-2 4.26% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[1]	03/17/21	900,350	878,529
Towd Point Revolving Trust
4.83% due 09/25/64	03/17/22	3,249,967	3,140,638
		$10,296,072	$9,835,389

[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through September 30, 2022, at which time a new line of credit was entered into in the amount of $1,150,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2022.

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NOTES TO FINANCIAL STATEMENTS (continued)

On September 30, 2022, the Trust along with other affiliated trusts, renewed the $1,150,000,000 line of credit with Citibank, N.A.

Note 11 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectiviely be restricted pending such decision.

For the year ended September 30, 2022, the Fund entered into reverse repurchase agreements as follows:

Fund	Number of Days Outstanding	Balance at September 30, 2022		Average Balance Outstanding	Average Interest Rate
Ultra Short Duration	37	$—	*	$4,275,633	1.89%

*	As of September 30, 2022, there were no open reverse repurchase agreements.

Note 12 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

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NOTES TO FINANCIAL STATEMENTS (concluded)

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Ultra Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Ultra Short Duration Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers, and paying agents; when replies were not received from brokers or paying agents, we performed other

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2022

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2022.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2022, the Fund had the corresponding percentage qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003. See the qualified dividend income column in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2022, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1). See the qualified interest income column in the table below.

Qualified Dividend Income	Qualified Interest Income
1.33%	93.17%

Guggenheim Partners Advisors, LLC

The Investment Adviser engaged Guggenheim Partners Advisors, LLC to provide investment sub- advisory services to the Fund, effective April 29, 2022. Guggenheim Partners Advisors, LLC assists the Investment Adviser in the supervision and direction of the investment strategy of the Fund in accordance with the Fund’s investment objectives, policies, and restrictions. The Investment Adviser, and not the Fund, compensates Guggenheim Partners Advisors, LLC for these services.

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact

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OTHER INFORMATION (Unaudited)(continued)

the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms

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OTHER INFORMATION (Unaudited)(continued)

N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Core Bond Fund (“Core Bond Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) Core Bond Fund; (iii) High Yield Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners,

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OTHER INFORMATION (Unaudited)(continued)

Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund;1 (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).2 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for Capital Stewardship Fund, which is addressed in a separate report.3

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Independent Trustees and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

[2]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[3]

Because shares of Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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OTHER INFORMATION (Unaudited)(continued)

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 19, 2022 (the “April Meeting”) and on May 24-25, 2022 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

At a meeting held by videoconference on April 29, 2022 (the “Special Meeting”), the Board met to consider a new sub-advisory agreement with Guggenheim Partners Advisors, LLC (“GPA” or a “Sub-Adviser”) for each of Floating Rate Strategies Fund, High Yield Fund, Core Bond Fund,

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OTHER INFORMATION (Unaudited)(continued)

Macro Opportunities Fund, Municipal Income Fund, Total Return Bond Fund and Ultra Short Duration Fund (collectively, the “GPA Sub-Advised Funds”) (collectively, the “GPA Sub-Advisory Agreements”).4 Under the GPA Sub-Advisory Agreements, GPA assists Security Investors and GPIM in the direction and supervision of the investment strategies of the GPA Sub-Advised Funds. At the Special Meeting, the Board approved the GPA Sub-Advisory Agreements for an annual term. At the May Meeting, the Committee also considered a renewal of the GPA Sub-Advisory Agreements so that they would have a consistent term with the GPIM Sub-Advisory Agreement, the Security Investors Advisory Agreements and the GPIM Advisory Agreement (together, the “Current Advisory Agreements”) (The GPA Sub-Advisory Agreements along with the GPIM Sub-Advisory Agreement are referred to hereafter as the “Sub-Advisory Agreements” and the Current Advisory Agreements along with the GPA Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements.”)

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the GPA Sub-Advisory Agreements and the renewal of each of the Advisory Agreements for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel

[4]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of April 29, 2022. The Board, including the Independent Trustees, relied on this relief in voting to approve the GPA.

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OTHER INFORMATION (Unaudited)(continued)

regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities. For example, the Committee noted as of March 31, 2022, both Security Investors and GPIM had entered into a Macroeconomic Services Agreement, at no fee, with GPA which, as noted above, is a Guggenheim affiliate, to receive certain global and sector macroeconomic analysis and insight along with other guidance.5 As a result, in evaluating the services provided to the Municipal Income Fund under the GPIM Sub-Advisory Agreement and the GPA Sub-Advised Funds under the GPA Sub-Advisory Agreements, the Committee did not separately consider the contributions under the Investment Advisory Agreements and the Sub-Advisory Agreements.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

[5]

Consequently, except where the context indicates otherwise, references to “Adviser,” “Advisers” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Advisory Agreements.

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OTHER INFORMATION (Unaudited)(continued)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2021, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2022 and April 30, 2022.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 96th and 88th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, long exposure to value and short exposure to growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee noted that, as of March 31, 2022, and April 30, 2022, there was no material change in performance for the three- and five- year periods, and that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy. The Committee also noted management’s statement that the quantitative investment methodology that the Fund employs was updated and that the Fund experienced performance ranking in the top half of the peer universe for the one-year period ended December 31, 2021.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 87th and 82nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s

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OTHER INFORMATION (Unaudited)(continued)

relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee further noted management’s statement that the Fund’s allocation process was updated in 2021 and that the Fund experienced performance ranking in the top half of the peer universe for the one-year period ended December 31, 2021. The Committee noted that as of March 31, 2022, the five-year and three-year performance rankings had improved to the 74th and 62nd percentiles, respectively, with no material change thereafter to these rankings as of April 30, 2022.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 74th and 89th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s conservative positioning in recent years, notably underweights in duration and credit risks, contributed to relative underperformance. The Committee also noted management’s statement that, although the Fund’s defensive positioning resulted in top quartile performance relative to its peers during the first quarter of 2020, it has since led to underperformance relative to its peers. The Committee noted that, as of March 31, 2022 and April 30, 2022, the five-year and three-year performance rankings had not improved.

Small Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 90th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s lack of exposure to higher-risk, lower-quality stocks that rallied between September 2020 through December 2021. The Committee also noted management’s statement that stock selection in several sectors detracted from performance. The Committee noted that, as of March 31, 2022, the five-year and three-year performance rankings had improved to the 72nd and 63rd percentiles, respectively, and as of April 30, 2022, the five-year and three-year performance rankings had improved to the 66th and 49th percentiles, respectively.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and the rationale for continuing the strategy and/or efforts to improve investment performance.

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OTHER INFORMATION (Unaudited)(continued)

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee6 (which includes the sub-advisory fees paid to the Sub-Advisers), net effective management fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

[6]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

In addition, the Committee made the following observations:

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (100th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (29th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In addition, the Committee noted the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year period ended December 31, 2021. In addition, the Committee considered management’s statement that the Fund’s net advisory fee is reasonable and competitive, especially in light of the Fund’s strong prior performance. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three- and five-year periods ended December 31, 2021. The Committee also took into account the Fund’s currently effective expense limitation agreement with a breakpoint of 5 basis points on average daily net assets above $5 billion.

Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (36th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The

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OTHER INFORMATION (Unaudited)(continued)

Committee considered the Adviser’s statement that the Fund’s total expense ratio is competitive and in-line with the peer group average and median and that the Fund’s contractual advisory fee is competitive. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (50th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the three- and five-year periods ended December 31, 2021. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser. Additionally, the Committee considered management’s statement that the Fund’s net advisory fee is reasonable and competitive, especially in light of the Fund’s strong prior performance.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2021, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2020. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

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OTHER INFORMATION (Unaudited)(continued)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s overall expenses increased in 2021, which was primarily attributable to increased expenses in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

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OTHER INFORMATION (Unaudited)(continued)

Sub-Advisory Agreements

Nature, Extent and Quality of Services Provided by the Sub-Advisers: As noted above, because both the Advisers (Security Investors and GPIM) and the Sub-Advisers (GPIM and GPA) for Municipal Income Fund and the GPA Sub-Advised Funds, respectively, are part of and do business as Guggenheim Investments and the services provided by the Advisers on the one hand and the Sub-Advisers on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Advisory Agreements and Sub-Advisory Agreements. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Advisers’ abilities to carry out their responsibilities under their respective Sub-Advisory Agreements, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreements, including the scope of services required to be performed by each Sub-Adviser.

Investment Performance: The Committee considered the returns of each Fund under its evaluation of the Advisory Agreements.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Advisers from Their Relationships with each Fund: The Committee considered that the Sub-Advisory Agreements are with affiliates of each Adviser, that each Adviser compensates each Sub-Adviser from its own fees so that the sub-advisory fee rate for each Fund does not impact the fees paid by such Fund and that the GPIM’s revenues were included in the calculation of Guggenheim Investments’ profitability. Because GPA is a new Sub-Adviser, the amounts that will be paid to it by the Advisers were previously included in the calculation of Guggenheim Investments’ profitability as part of the Advisers’ revenues and in the future will continue to be included in the calculation of Guggenheim Investments’ profitability as a part of GPA’s revenue. Given its conclusion of the reasonableness of the advisory fees, the Committee concluded that the GPIM sub-advisory fee rate for the Municipal Income Fund and GPA sub-advisory fee rates for the GPA Sub-Advised Funds were reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Advisers’ fees are paid by the Advisers and not the Municipal Income Fund or the GPA Sub-Advised Funds, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

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OTHER INFORMATION (Unaudited)(concluded)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the initial approval of the GPA Sub-Advisory Agreement and the continuation of each Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors. At the Special Meeting, the Board, including all of the Independent Trustees approved the GPA Sub-Advisory Agreements for an initial annual term and at the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infra-structure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Member, Board of Directors, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since August 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (August 2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-August 2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the

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sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2021, to March 31, 2022. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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9.30.2022

Guggenheim Funds Annual Report

Guggenheim Limited Duration Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	4
LIMITED DURATION FUND	6
NOTES TO FINANCIAL STATEMENTS	40
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	58
OTHER INFORMATION	59
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	68
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	74
LIQUIDITY RISK MANAGEMENT PROGRAM	77

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2022

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Manager”) is pleased to present the shareholder report for Guggenheim Limited Duration Fund (the “Fund”) for the annual fiscal period ended September 30, 2022.

The Investment Manager is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Manager.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC,

Guggenheim Partners Investment Management, LLC,

October 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Limited Duration Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2022

Equity and fixed income markets declined during the 12-month period ended September 30, 2022, amid continued market volatility, Federal Reserve policy, and global economic headwinds.

The Federal Reserve (the “Fed”) has abandoned talk of a soft or even “softish” landing, with the latest Summary of Economic Projections pointing to a 90-basis-point rise in the unemployment rate, an increase never before experienced without a recession. One basis point equals 0.01%. The seemingly endless string of upside inflation surprises has cemented the Fed’s view that the labor market needs to soften and economic activity needs to weaken further, which could require interest rates heading even higher.

Signs are indicating that the economy is heading in the direction the Fed wants. While gross domestic product (“GDP”) rebounded in the third quarter of 2022 to an inflation-adjusted 2.6%, private domestic demand (consumption and fixed investment) continued to slow, growing just 0.1%. The slowdown was led by a significant contraction in housing activity, historically the first sector to be hit by rising rates, cutting about 1.4 percentage points from GDP’s growth rate. The sharp tightening in financial conditions indicates a broader economic slowdown is ahead, which may help to loosen up the labor market. Signs of a labor market slowdown are already evident, with monthly job growth at less than half the pace of early 2022, wage growth cooling, and job openings falling sharply.

Inflation remains high, but a variety of factors point to a substantial moderation in 2023. Goods prices have stopped rising, and supply chain improvement and input and import costs suggest outright deflation could lie ahead. Services inflation is now the main price stability concern, but even the Bureau of Labor Statistics and several Fed speakers have acknowledged that the lagged data on home rental prices doesn’t reflect the sharp slowdown in market rents that has taken place (and that would start to show up in the data next year).

With the economy cooling and inflation likely to fall, it is fair to expect that rate hikes are nearly coming to an end, particularly with rising strains in financial markets and overseas. But having been repeatedly burned by expectations that inflation would cool and fearing a replay of the “stop-start” rate hike campaigns of the 1970s, the Fed will likely err on the side of overdoing it with rate hikes, viewing a recession as the “least bad” outcome for the economy.

For the 12-month period ended September 30, 2022, the S&P 500® Index* returned -15.47%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -25.13%. The return of the MSCI Emerging Markets Index* was -28.11%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -14.60% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -14.14%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.62% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2022 and ending September 30, 2022.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Limited Duration Fund
A-Class	0.74%	(3.75%)	$ 1,000.00	$ 962.50	$ 3.64
C-Class	1.49%	(4.11%)	1,000.00	958.90	7.32
P-Class	0.74%	(3.74%)	1,000.00	962.60	3.64
Institutional Class	0.49%	(3.62%)	1,000.00	963.80	2.41
R6-Class	0.49%	(3.63%)	1,000.00	963.70	2.41

Table 2. Based on hypothetical 5% return (before expenses)
Limited Duration Fund
A-Class	0.74%	5.00%	$ 1,000.00	$ 1,021.36	$ 3.75
C-Class	1.49%	5.00%	1,000.00	1,017.60	7.54
P-Class	0.74%	5.00%	1,000.00	1,021.36	3.75
Institutional Class	0.49%	5.00%	1,000.00	1,022.61	2.48
R6-Class	0.49%	5.00%	1,000.00	1,022.61	2.48

[1]

Annualized and excludes expenses of the underlying funds in which the Fund invests. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the Fund would be 0.73%, 1.48%, 0.73%, 0.48% and 0.48% for the A-Class, C-Class, P-Class, Institutional Class and R6-Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2022 to September 30, 2022.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2022

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment adviser to Guggenheim Limited Duration Fund (“Fund”). The Fund is managed by a team of seasoned professionals at GPIM, including Anne B. Walsh, CFA, JD, Chief Investment Officer, Fixed Income, Portfolio Manager, and Managing Partner; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, Senior Managing Director, and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund returned -6.42%1, underperforming the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond 1-3 Year Index, which returned -5.11% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Fund ended the Reporting Period down -6.42% while the benchmark finished down -5.11%. The dramatic rise in interest rates drove the majority of absolute performance, detracting roughly -5.8% from the Fund’s performance over the Reporting Period. The Fund’s performance from duration did however outperform the benchmark on a relative basis, largely as a result of the Fund’s underweight duration and curve positioning over the Reporting Period. On a relative basis, the performance from duration contributed approximately 1.6% to the Fund. The performance effect from the widening in credit spreads was negative on both an absolute and relative basis given the Fund’s overweight credit allocation versus the benchmark. Over the Reporting Period, we saw spreads in Investment Grade Corporates, High Yield Corporates, and AAA-rated Collateralized Loan Obligations (“CLOs”) widen by 75 basis points, 263 basis points, and 102 basis points, respectively. Carry positively contributed about 3.2% on an absolute basis and 0.6% on a relative basis to performance. Carry refers to the excess return accruing to higher yielding securities over lower yielding securities, assuming prices remain constant.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, the Fund used interest rate futures, forwards, options, and swaps to help manage duration positioning, foreign exchange risk, credit exposure, and generate incremental income. Over the Reporting Period, interest rate curve caps detracted from performance while performance from interest rate swaps and swaptions was incrementally positive. Options on equities which functioned as hedges to the Fund’s credit positioning contributed to performance. Performance from credit default swaps and credit default swap index (CDX) positions were immaterial. In addition, the Fund hedged non-USD exposure with foreign-exchange derivatives, which had a positive impact on performance over the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

At 49% of net asset value (“NAV”), securitized credit continues to be the largest and growing asset class allocation within the Fund. As tail risks have risen across the market, we have increased our allocation to high grade pockets of securitized credit, picking credit quality and structural protection at attractive spreads versus comparably rated corporate credit. We believe a unique opportunity has emerged in securitized credit in that investors are now able to source investments at steep dollar price discounts given both the rise in interest rates and widening in credit spreads that have occurred year-to-date. We believe this dynamic presents a compelling total return opportunity as investors are now able to capture not only the traditional yield advantage offered by the sector in the form of higher coupons relative to similarly rated corporates, but also an accretion to par should rates fall or spreads tighten. In more normal market environments, the value proposition of much of securitized credit is typically limited to a carry advantage (i.e., the offered coupon) given the room for price appreciation above par ($100) is limited due to call structures. To this end, our buying efforts have been concentrated in the secondary market in subsectors like AA-rated CLOs which as of the end of the Reporting Period traded around $94.98 // +273dm (using Palmer Square CLO Index as a proxy). In primary markets, we are finding opportunities in the Non-Agency Residential Mortgage-Backed Securities (“RMBS”) sector in senior tranches of Non-Qualified Mortgage deals which price at dollar price discounts and offer yields and spreads comparable to BB-rated corporate credit.

Corporate credit totaled approximately 43% of the Fund’s NAV with roughly 32% Investment Grade rated and 11% High Yield. While fundamental credit metrics, such as leverage and interest coverage, generally still show improving or healthy trends across sectors, we expect them to start gradually deteriorating over the next several quarters and for default rates to pick up. However, all spread asset classes have already materially re-priced lower this year due to tighter financial conditions. Credit spread valuations are broadly in their 70th – 80th widest percentiles versus long term historical ranges, and absolute yields are at the highest levels since 2009. At current valuations the long-term value across credit assets is compelling although we expect volatility to remain elevated in the near-term. The Fund has taken advantage of dislocations across corporate

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2022

credit by purchasing high credit quality investment grade corporates at attractive absolute yields, while simultaneously trimming lower grade categories, like leveraged loans, that have performed well on a relative basis this year and have greater risks going into a potential economic slowdown.

During the Reporting Period, the Fund increased its interest rate exposure amid the backup in rates, closing and underweight to the benchmark and moving to an overweight stance. As the Federal Reserve continues to reinforce its commitment to moderating and stabilizing inflationary pressures through decreasing the demand function, we expect long term growth and inflation expectations to fall. Consequently, this era of peak hawkishness in the market signals to us that rates are likely peaking, and that extending the Fund’s duration is prudent. The Fund initiated a position in Agency RMBS in part to add duration and also increase high grade spread exposure.

Though we expect to see continued volatility as markets grapple with the rapid tightening of financial conditions, at current valuations we see return distributions for fixed income skewed to the upside over the next year. With the Fund’s gross yield above 6.0%, we believe the carry profile alone for such Fixed Income opportunities provides a significantly higher buffer to performance volatility from rates and spreads.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the Reporting Period investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

LIMITED DURATION FUND

OBJECTIVE: Seeks to provide a high level of income consistent with preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	15.5%
AA	7.1%
A	14.7%
BBBB	21.5%
BB	6.9%
B	3.2%
CC	0.2%
CCC	0.3%
D	0.3%
NR2	16.5%
Other Instruments	13.8%
Total Investments	100.0%

Inception Dates:
A-Class	December 16, 2013
C-Class	December 16, 2013
P-Class	May 1, 2015
Institutional Class	December 16, 2013
R6-Class	March 13, 2019

Ten Largest Holdings (% of Total Net Assets)
Uniform MBS 30 Year	6.1%
State of Israel, 1.25%	1.4%
Boeing Co., 4.88%	1.1%
THL Credit Lake Shore MM CLO I Ltd., 4.21%	1.0%
OSAT Trust, 2.12%	0.9%
F&G Global Funding, 0.90%	0.8%
Station Place Securitization Trust Series, 3.78%	0.8%
Golub Capital Partners CLO 49M Ltd., 4.24%	0.8%
Oak Street Investment Grade Net Lease Fund Series, 1.85%	0.8%
CHCP Ltd., 4.01%	0.7%
Top Ten Total	14.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2022

	1 Year	5 Year	Since Inception (12/16/13)
A-Class Shares	(6.42%)	0.81%	1.59%
A-Class Shares with sales charge‡	(8.55%)	0.35%	1.33%
C-Class Shares	(7.13%)	0.06%	0.84%
C-Class Shares with CDSC§	(8.04%)	0.06%	0.84%
Institutional Class Shares	(6.19%)	1.07%	1.86%
Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index	(5.11%)	0.64%	0.80%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	(6.42%)	0.81%	1.40%
Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index	(5.11%)	0.64%	0.76%

	1 Year	Since Inception (03/13/19)
R6-Class Shares	(6.19%)	0.75%
Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index	(5.11%)	0.29%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only;

performance for C-Class shares, P-Class shares, Institutional Class shares and R6-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 2.25%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS	September 30, 2022
LIMITED DURATION FUND

	Shares	Value
COMMON STOCKS† - 0.4%

Financial - 0.4%
KKR Acquisition Holdings I Corp. — Class A*,1	820,948	$8,078,128
RXR Acquisition Corp. — Class A*,1	182,429	1,795,101
TPG Pace Beneficial II Corp.*,1	148,829	1,455,533
MSD Acquisition Corp. — Class A*,1	136,871	1,355,023
AfterNext HealthTech Acquisition Corp. — Class A*,1	135,000	1,318,950
Conyers Park III Acquisition Corp. — Class A*,1	125,300	1,217,916
Waverley Capital Acquisition Corp. 1 — Class A*,††,1	99,000	967,230
Acropolis Infrastructure Acquisition Corp. — Class A*,1	86,600	840,453
Blue Whale Acquisition Corp. I — Class A*,1	72,300	700,587
Colicity, Inc. — Class A*,1	46,809	460,601
Total Financial		18,189,522

Communications - 0.0%
Figs, Inc. — Class A*	43,750	360,938
Vacasa, Inc. — Class A*	81,407	249,919
Total Communications		610,857

Total Common Stocks
(Cost $19,829,329)		18,800,379

PREFERRED STOCKS†† - 0.6%
Financial - 0.6%
Wells Fargo & Co.
3.90%	12,100,000	10,232,062
Markel Corp.
6.00%	7,210,000	6,997,899
MetLife, Inc.
3.85%	4,620,000	4,133,029
Bank of New York Mellon Corp.
4.70%	3,010,000	2,882,075
American Financial Group, Inc.
4.50% due 09/15/60	102,052	2,019,609
First Republic Bank
4.13%	69,600	1,197,120
American Equity Investment Life Holding Co.
5.95%	8,000	179,600
Total Financial		27,641,394

Total Preferred Stocks
(Cost $31,414,621)		27,641,394

WARRANTS† - 0.0%
KKR Acquisition Holdings I Corp.
Expiring 12/31/27*,1	205,236	24,628
Ginkgo Bioworks Holdings, Inc.
Expiring 08/01/26*	19,663	14,157
AfterNext HealthTech Acquisition Corp.
Expiring 07/09/23*,1	45,000	7,200
Conyers Park III Acquisition Corp.
Expiring 08/12/28*	41,766	5,964
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26*,1	28,866	2,890
Blue Whale Acquisition Corp.
Expiring 07/09/23*,1	18,074	2,697
MSD Acquisition Corp.
Expiring 05/13/23*,1	27,374	2,338
Waverley Capital Acquisition Corp.
Expiring 04/30/27*,1	33,000	1,475
RXR Acquisition Corp.
Expiring 03/08/26*,1	36,482	916
Colicity, Inc.
Expiring 12/31/27*,1	9,360	449
Total Warrants
(Cost $521,210)		62,714

MUTUAL FUNDS† - 1.9%
Guggenheim Strategy Fund III[3]	1,221,727	29,345,878
Guggenheim Strategy Fund II3	1,220,331	29,251,332
Guggenheim Ultra Short Duration Fund — Institutional Class[3]	2,977,261	28,551,935
Total Mutual Funds
(Cost $89,293,673)		87,149,145

MONEY MARKET FUND† - 1.9%
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 2.15%[4]	62,558,474	62,558,474
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 2.46%[4]	23,311,421	23,311,421
Total Money Market Fund
(Cost $85,869,895)		85,869,895

	Face Amount~
CORPORATE BONDS†† - 35.9%
Financial - 15.3%
Athene Global Funding
2.81% (SOFR Compounded Index + 0.72%) due 01/07/25◊,5	30,000,000	29,044,430
1.99% due 08/19/28[5]	15,850,000	12,502,478
1.73% due 10/02/26[5]	14,700,000	12,470,925
F&G Global Funding
0.90% due 09/20/24[5]	42,100,000	38,305,135
1.75% due 06/30/26[5]	14,250,000	12,403,475
GA Global Funding Trust
1.95% due 09/15/28[5]	16,600,000	13,453,411
2.25% due 01/06/27[5]	15,000,000	12,990,883
1.63% due 01/15/26[5]	7,300,000	6,398,724
Societe Generale S.A.
1.79% due 06/09/27[2,5]	28,000,000	23,310,669
1.49% due 12/14/26[2,5]	10,500,000	8,886,412
3.88% due 03/28/24[5]	350,000	340,408
Macquarie Group Ltd.
1.63% due 09/23/27[2,5]	16,750,000	14,018,941
1.20% due 10/14/25[2,5]	13,550,000	12,334,735

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
LIMITED DURATION FUND

	Face Amount~	Value
American International Group, Inc.
2.50% due 06/30/25	26,630,000	$24,845,959
Equitable Financial Life Global Funding
1.40% due 07/07/25[5]	15,000,000	13,508,582
1.80% due 03/08/28[5]	12,000,000	10,024,104
Cooperatieve Rabobank UA
1.34% due 06/24/26[2,5]	15,000,000	13,293,492
1.98% due 12/15/27[2,5]	10,000,000	8,518,075
Reliance Standard Life Global Funding II
2.75% due 05/07/25[5]	20,850,000	19,454,640
Pershing Square Holdings Ltd.
3.25% due 10/01/31	25,600,000	19,164,928
Citizens Bank North America/Providence RI
2.25% due 04/28/25	20,000,000	18,559,081
BNP Paribas S.A.
1.32% due 01/13/27[2,5]	21,350,000	18,196,044
2.22% due 06/09/26[2,5]	400,000	359,657
Credit Agricole S.A.
1.25% due 01/26/27[2,5]	17,950,000	15,281,703
1.91% due 06/16/26[2,5]	400,000	357,626
First-Citizens Bank & Trust Co.
3.93% due 06/19/24[2]	15,200,000	14,994,790
Bank of Nova Scotia
3.25% (SOFR Compounded Index + 0.96%) due 03/11/24◊	14,250,000	14,214,384
Ares Finance Company LLC
4.00% due 10/08/24[5]	14,617,000	14,007,801
Jackson National Life Global Funding
1.75% due 01/12/25[5]	15,000,000	13,784,357
FS KKR Capital Corp.
4.25% due 02/14/25[5]	7,600,000	7,049,603
2.63% due 01/15/27	7,400,000	5,975,188
Regions Financial Corp.
2.25% due 05/18/25	14,000,000	12,966,298
JPMorgan Chase & Co.
1.47% due 09/22/27[2]	15,000,000	12,684,083
CNO Global Funding
1.75% due 10/07/26[5]	14,400,000	12,457,539
American Equity Investment Life Holding Co.
5.00% due 06/15/27	13,075,000	12,404,362
ABN AMRO Bank N.V.
1.54% due 06/16/27[2,5]	14,000,000	11,831,760
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
2.88% due 10/15/26[5]	10,800,000	8,856,000
3.88% due 03/01/31[5]	4,100,000	2,971,901
Capital One Financial Corp.
4.99% due 07/24/26[2]	11,700,000	11,438,499
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[5]	11,450,000	11,245,908
Deloitte LLP
4.35% due 11/17/23†††	7,300,000	7,154,275
3.46% due 05/07/27†††	4,500,000	4,018,058
American Tower Corp.
1.60% due 04/15/26	12,500,000	10,895,625
Standard Chartered plc
1.32% due 10/14/23[2,5]	10,150,000	10,139,861
CBS Studio Center
5.29% (30 Day Average SOFR + 3.00%, Rate Floor: 3.00%) due 01/09/24◊,†††	10,000,000	10,100,000
Iron Mountain, Inc.
4.88% due 09/15/27[5]	7,360,000	6,591,874
5.00% due 07/15/28[5]	3,085,000	2,653,100
Apollo Management Holdings, LP
4.40% due 05/27/26[5]	7,115,000	6,748,426
4.00% due 05/30/24[5]	1,846,000	1,794,325
Essex Portfolio, LP
1.70% due 03/01/28	10,450,000	8,472,610
ING Groep N.V.
1.73% due 04/01/27[2]	9,800,000	8,401,572
BPCE S.A.
1.65% due 10/06/26[2,5]	9,500,000	8,250,445
OneMain Finance Corp.
3.50% due 01/15/27	7,050,000	5,491,756
6.13% due 03/15/24	1,500,000	1,444,785
7.13% due 03/15/26	50,000	45,070
Morgan Stanley
2.19% due 04/28/26[2]	7,000,000	6,420,937
3.77% due 01/24/29[2]	361,000	324,662
Goldman Sachs Group, Inc.
3.50% due 04/01/25	6,900,000	6,590,900
First American Financial Corp.
4.00% due 05/15/30	7,860,000	6,553,485
KKR Group Finance Company VI LLC
3.75% due 07/01/29[5]	7,040,000	6,265,593
SLM Corp.
3.13% due 11/02/26	7,500,000	6,208,275
SBA Communications Corp.
3.13% due 02/01/29	6,500,000	5,227,755
3.88% due 02/15/27	700,000	620,837
LPL Holdings, Inc.
4.00% due 03/15/29[5]	4,450,000	3,816,676
4.63% due 11/15/27[5]	2,000,000	1,813,295
Belrose Funding Trust
2.33% due 08/15/30[5]	7,100,000	5,354,302
Brighthouse Financial Global Funding
2.88% (SOFR + 0.76%) due 04/12/24◊,5	5,050,000	5,001,861
Starwood Property Trust, Inc.
3.75% due 12/31/24[5]	5,375,000	4,871,094
Horace Mann Educators Corp.
4.50% due 12/01/25	4,420,000	4,222,756
United Wholesale Mortgage LLC
5.50% due 11/15/25[5]	3,880,000	3,384,446
5.50% due 04/15/29[5]	275,000	209,000
Peachtree Corners Funding Trust
3.98% due 02/15/25[5]	3,450,000	3,329,219
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[5]	4,300,000	3,171,250
Fairfax Financial Holdings Ltd.
4.85% due 04/17/28	3,100,000	2,912,750

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
LIMITED DURATION FUND

	Face Amount~	Value
Hunt Companies, Inc.
5.25% due 04/15/29[5]	3,250,000	$2,488,622
CNA Financial Corp.
4.50% due 03/01/26	2,298,000	2,245,678
Equitable Holdings, Inc.
4.35% due 04/20/28	1,700,000	1,592,482
Brookfield Finance, Inc.
3.90% due 01/25/28	1,400,000	1,260,541
CNO Financial Group, Inc.
5.25% due 05/30/25	1,200,000	1,184,469
Trinity Acquisition plc
4.40% due 03/15/26	881,000	845,708
Newmark Group, Inc.
6.13% due 11/15/23	775,000	763,466
Old Republic International Corp.
3.88% due 08/26/26	700,000	661,333
Equinix, Inc.
1.55% due 03/15/28	700,000	563,170
RenaissanceRe Finance, Inc.
3.70% due 04/01/25	400,000	384,817
Assurant, Inc.
4.90% due 03/27/28	350,000	331,985
Greystar Real Estate Partners LLC
5.75% due 12/01/25[5]	350,000	328,510
PNC Bank North America
3.88% due 04/10/25	150,000	145,243
HUB International Ltd.
7.00% due 05/01/26[5]	150,000	142,262
Total Financial		706,346,151

Consumer, Non-cyclical - 4.6%
Triton Container International Ltd.
1.15% due 06/07/24[5]	26,000,000	23,680,050
0.80% due 08/01/23[5]	14,550,000	13,883,476
2.05% due 04/15/26[5]	1,800,000	1,527,833
Global Payments, Inc.
2.90% due 05/15/30	31,000,000	24,710,874
Baxter International, Inc.
1.92% due 02/01/27	15,500,000	13,487,517
GXO Logistics, Inc.
1.65% due 07/15/26	15,000,000	12,256,359
CoStar Group, Inc.
2.80% due 07/15/30[5]	15,280,000	12,061,145
Laboratory Corporation of America Holdings
1.55% due 06/01/26	13,700,000	12,002,964
BAT International Finance plc
1.67% due 03/25/26	13,000,000	11,237,390
Element Fleet Management Corp.
1.60% due 04/06/24[5]	10,250,000	9,645,793
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[5]	11,200,000	9,409,904
PRA Health Sciences, Inc.
2.88% due 07/15/26[5]	10,280,000	9,044,827
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
5.13% due 02/01/28[5]	8,000,000	7,498,160
Altria Group, Inc.
2.35% due 05/06/25	8,000,000	7,409,500
Block, Inc.
2.75% due 06/01/26	7,600,000	6,531,908
Spectrum Brands, Inc.
5.75% due 07/15/25	6,780,000	6,407,293
BAT Capital Corp.
4.70% due 04/02/27	4,220,000	3,937,543
3.56% due 08/15/27	2,000,000	1,756,344
US Foods, Inc.
6.25% due 04/15/25[5]	3,750,000	3,683,625
4.75% due 02/15/29[5]	1,011,000	865,416
Royalty Pharma plc
1.75% due 09/02/27	5,150,000	4,255,864
Olympus Corp.
2.14% due 12/08/26[5]	4,350,000	3,805,645
DaVita, Inc.
4.63% due 06/01/30[5]	3,086,000	2,387,792
3.75% due 02/15/31[5]	800,000	570,000
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[5]	2,828,000	2,510,925
Bunge Limited Finance Corp.
1.63% due 08/17/25	1,900,000	1,709,141
Hologic, Inc.
3.25% due 02/15/29[5]	1,550,000	1,267,571
Molina Healthcare, Inc.
4.38% due 06/15/28[5]	1,115,000	1,006,288
Avantor Funding, Inc.
4.63% due 07/15/28[5]	1,050,000	934,442
IQVIA, Inc.
5.00% due 05/15/27[5]	850,000	792,625
Service Corporation International
3.38% due 08/15/30	750,000	586,568
Sabre GLBL, Inc.
7.38% due 09/01/25[5]	343,000	307,201
9.25% due 04/15/25[5]	132,000	126,378
Edwards Lifesciences Corp.
4.30% due 06/15/28	420,000	392,632
Zimmer Biomet Holdings, Inc.
3.05% due 01/15/26	400,000	373,559
Smithfield Foods, Inc.
4.25% due 02/01/27[5]	350,000	324,181
Performance Food Group, Inc.
5.50% due 10/15/27[5]	100,000	90,883
Total Consumer, Non-cyclical		212,479,616

Industrial - 4.6%
Boeing Co.
4.88% due 05/01/25	50,500,000	49,273,297
2.20% due 02/04/26	10,450,000	9,273,722
CNH Industrial Capital LLC
1.45% due 07/15/26	12,500,000	10,807,625
1.88% due 01/15/26	4,960,000	4,416,479

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
LIMITED DURATION FUND

	Face Amount~	Value
Berry Global, Inc.
1.57% due 01/15/26	11,750,000	$10,243,949
4.88% due 07/15/26[5]	5,165,000	4,855,100
Sealed Air Corp.
1.57% due 10/15/26[5]	16,450,000	13,772,286
TD SYNNEX Corp.
1.25% due 08/09/24	14,400,000	13,240,626
Graphic Packaging International LLC
0.82% due 04/15/24[5]	6,250,000	5,804,311
1.51% due 04/15/26[5]	6,500,000	5,685,680
Silgan Holdings, Inc.
1.40% due 04/01/26[5]	12,600,000	10,755,866
Ryder System, Inc.
3.35% due 09/01/25	10,600,000	10,027,197
Teledyne Technologies, Inc.
2.25% due 04/01/28	12,000,000	10,008,781
Vontier Corp.
1.80% due 04/01/26	7,050,000	5,992,993
2.40% due 04/01/28	3,900,000	3,045,393
Standard Industries, Inc.
5.00% due 02/15/27[5]	6,000,000	5,309,460
4.75% due 01/15/28[5]	2,671,000	2,256,675
Penske Truck Leasing Company LP / PTL Finance Corp.
4.45% due 01/29/26[5]	5,475,000	5,230,656
4.20% due 04/01/27[5]	500,000	465,069
Owens Corning
3.88% due 06/01/30	5,910,000	5,162,951
IP Lending V Ltd. 2022-5A,
5.13% due 04/02/26†††	3,900,000	3,691,452
Jabil, Inc.
1.70% due 04/15/26	3,800,000	3,301,177
GATX Corp.
3.85% due 03/30/27	2,900,000	2,668,629
3.50% due 03/15/28	200,000	176,484
Hardwood Funding LLC
2.37% due 06/07/28†††	3,000,000	2,563,168
Weir Group plc
2.20% due 05/13/26[5]	2,610,000	2,192,811
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[5]	2,500,000	1,830,882
Huntington Ingalls Industries, Inc.
2.04% due 08/16/28	2,250,000	1,819,823
National Basketball Association
2.51% due 12/16/24†††	1,900,000	1,785,148
Xylem, Inc.
1.95% due 01/30/28	2,050,000	1,730,165
Mueller Water Products, Inc.
4.00% due 06/15/29[5]	1,300,000	1,106,313
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[5]	800,000	722,000
JELD-WEN, Inc.
6.25% due 05/15/25[5]	535,000	502,900
Amsted Industries, Inc.
4.63% due 05/15/30[5]	350,000	289,695
5.63% due 07/01/27[5]	100,000	92,000
Summit Materials LLC / Summit Materials Finance Corp.
5.25% due 01/15/29[5]	275,000	242,000
6.50% due 03/15/27[5]	75,000	71,830
Stericycle, Inc.
5.38% due 07/15/24[5]	225,000	216,299
EnerSys
5.00% due 04/30/23[5]	175,000	172,594
Harsco Corp.
5.75% due 07/31/27[5]	125,000	78,099
Howmet Aerospace, Inc.
6.88% due 05/01/25	35,000	35,255
Total Industrial		210,916,840

Technology - 3.0%
HCL America, Inc.
1.38% due 03/10/26[5]	38,700,000	33,873,956
CDW LLC / CDW Finance Corp.
2.67% due 12/01/26	22,350,000	19,385,817
3.25% due 02/15/29	810,000	657,789
NetApp, Inc.
2.38% due 06/22/27	17,800,000	15,670,333
Fidelity National Information Services, Inc.
1.65% due 03/01/28	11,000,000	9,034,918
4.70% due 07/15/27	5,000,000	4,812,533
Infor, Inc.
1.75% due 07/15/25[5]	13,800,000	12,414,114
1.45% due 07/15/23[5]	1,100,000	1,061,324
Qorvo, Inc.
1.75% due 12/15/24[5]	10,600,000	9,771,212
4.38% due 10/15/29	1,380,000	1,182,149
3.38% due 04/01/31[5]	1,200,000	898,980
Oracle Corp.
2.30% due 03/25/28	12,400,000	10,356,049
Microchip Technology, Inc.
0.98% due 09/01/24	8,750,000	8,054,181
Broadcom, Inc.
4.93% due 05/15/37[5]	3,157,000	2,603,172
4.15% due 11/15/30	2,329,000	2,015,854
NCR Corp.
5.13% due 04/15/29[5]	2,850,000	2,137,557
Leidos, Inc.
3.63% due 05/15/25	1,950,000	1,868,800
Twilio, Inc.
3.63% due 03/15/29	994,000	802,655
MSCI, Inc.
3.88% due 02/15/31[5]	379,000	319,104
Boxer Parent Company, Inc.
7.13% due 10/02/25[5]	150,000	147,011
Total Technology		137,067,508

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
LIMITED DURATION FUND

	Face Amount~	Value
Communications - 2.7%
FactSet Research Systems, Inc.
2.90% due 03/01/27	22,750,000	$20,586,997
Verizon Communications, Inc.
2.10% due 03/22/28	22,600,000	19,079,222
Paramount Global
4.95% due 01/15/31	13,560,000	11,961,727
4.75% due 05/15/25	3,590,000	3,529,465
T-Mobile USA, Inc.
2.25% due 02/15/26	8,150,000	7,292,457
3.50% due 04/15/25	5,000,000	4,778,825
2.63% due 04/15/26	3,200,000	2,899,904
Rogers Communications, Inc.
2.95% due 03/15/25[5]	14,400,000	13,708,359
Charter Communications Operating LLC / Charter Communications Operating Capital
2.25% due 01/15/29	11,700,000	9,160,782
2.80% due 04/01/31	3,250,000	2,456,831
Cogent Communications Group, Inc.
3.50% due 05/01/26[5]	12,350,000	10,869,827
Ziggo BV
4.88% due 01/15/30[5]	10,800,000	8,532,000
Level 3 Financing, Inc.
3.63% due 01/15/29[5]	5,070,000	3,753,777
4.25% due 07/01/28[5]	2,277,000	1,776,083
3.75% due 07/15/29[5]	2,150,000	1,574,875
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[5]	1,850,000	1,496,187
Thomson Reuters Corp.
3.35% due 05/15/26	1,550,000	1,452,197
Fox Corp.
3.05% due 04/07/25	1,360,000	1,295,370
AMC Networks, Inc.
4.75% due 08/01/25	500,000	446,766
4.25% due 02/15/29	225,000	166,356
TripAdvisor, Inc.
7.00% due 07/15/25[5]	400,000	388,884
CSC Holdings LLC
4.13% due 12/01/30[5]	250,000	186,800
3.38% due 02/15/31[5]	225,000	158,625
Sirius XM Radio, Inc.
5.50% due 07/01/29[5]	75,000	67,461
Match Group Holdings II LLC
4.63% due 06/01/28[5]	75,000	65,531
Total Communications		127,685,308

Consumer, Cyclical - 2.5%
Warnermedia Holdings, Inc.
3.64% due 03/15/25[5]	33,600,000	31,819,936
Hyatt Hotels Corp.
1.80% due 10/01/24	12,300,000	11,531,719
5.63% due 04/23/25	7,220,000	7,139,181
5.75% due 04/23/30	4,320,000	4,187,569
Marriott International, Inc.
5.75% due 05/01/25	6,610,000	6,675,219
4.63% due 06/15/30	7,320,000	6,614,939
Alt-2 Structured Trust
2.95% due 05/14/31†††	11,130,895	9,868,469
Delta Air Lines Inc. / SkyMiles IP Ltd.
4.50% due 10/20/25[5]	10,000,000	9,706,567
Choice Hotels International, Inc.
3.70% due 01/15/31	7,350,000	6,109,672
Hilton Domestic Operating Company, Inc.
3.63% due 02/15/32[5]	5,400,000	4,135,853
4.00% due 05/01/31[5]	300,000	242,499
Delta Air Lines, Inc.
7.00% due 05/01/25[5]	4,300,000	4,327,744
American Airlines Class AA Pass Through Trust
3.35% due 10/15/29	2,742,289	2,391,547
3.00% due 10/15/28	1,680,272	1,450,560
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[5]	3,182,500	3,114,967
Newell Brands, Inc.
6.38% due 09/15/27	3,100,000	3,069,713
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	2,300,000	2,169,822
Air Canada
3.88% due 08/15/26[5]	2,350,000	2,018,063
1011778 BC ULC / New Red Finance, Inc.
5.75% due 04/15/25[5]	700,000	693,527
Tempur Sealy International, Inc.
4.00% due 04/15/29[5]	375,000	295,509
Aramark Services, Inc.
5.00% due 02/01/28[5]	275,000	244,945
Total Consumer, Cyclical		117,808,020

Utilities - 1.3%
Alexander Funding Trust
1.84% due 11/15/23[5]	19,050,000	17,825,598
CenterPoint Energy, Inc.
2.93% (SOFR Compounded Index + 0.65%) due 05/13/24◊	10,400,000	10,255,690
OGE Energy Corp.
0.70% due 05/26/23	10,200,000	9,929,802
Entergy Corp.
1.90% due 06/15/28	9,100,000	7,466,522
Terraform Global Operating LLC
6.13% due 03/01/26[5]	6,170,000	5,784,375
Southern Co.
1.75% due 03/15/28	5,000,000	4,084,076
AES Corp.
3.30% due 07/15/25[5]	4,250,000	3,919,052
Puget Energy, Inc.
2.38% due 06/15/28	3,600,000	2,995,296
Total Utilities		62,260,411

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
LIMITED DURATION FUND

	Face Amount~	Value
Basic Materials - 1.2%
Anglo American Capital plc
2.25% due 03/17/28[5]	14,000,000	$11,498,697
2.63% due 09/10/30[5]	9,370,000	7,212,431
4.00% due 09/11/27[5]	750,000	685,926
5.38% due 04/01/25[5]	600,000	595,365
Valvoline, Inc.
3.63% due 06/15/31[5]	11,161,000	8,219,956
4.25% due 02/15/30[5]	125,000	118,125
Kaiser Aluminum Corp.
4.63% due 03/01/28[5]	9,643,000	7,867,906
Arconic Corp.
6.00% due 05/15/25[5]	7,811,000	7,518,601
Nucor Corp.
2.00% due 06/01/25	5,000,000	4,615,001
Alcoa Nederland Holding BV
5.50% due 12/15/27[5]	3,675,000	3,427,489
Carpenter Technology Corp.
6.38% due 07/15/28	1,145,000	1,061,873
Steel Dynamics, Inc.
2.40% due 06/15/25	1,050,000	970,750
ArcelorMittal S.A.
4.55% due 03/11/26	400,000	382,854
Minerals Technologies, Inc.
5.00% due 07/01/28[5]	140,000	121,846
Total Basic Materials		54,296,820

Energy - 0.7%
Galaxy Pipeline Assets Bidco Ltd.
2.16% due 03/31/34[5]	19,217,200	15,186,486
BP Capital Markets plc
4.88% [2,6]	7,500,000	6,450,000
Occidental Petroleum Corp.
5.50% due 12/01/25	5,000,000	5,025,000
Valero Energy Corp.
2.15% due 09/15/27	3,100,000	2,679,959
Sabine Pass Liquefaction LLC
5.63% due 03/01/25	500,000	499,506
5.00% due 03/15/27	300,000	287,814
Cheniere Corpus Christi Holdings LLC
7.00% due 06/30/24	550,000	559,379
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[5]	400,000	386,013
Parkland Corp.
5.88% due 07/15/27[5]	80,000	74,160
Total Energy		31,148,317

Total Corporate Bonds
(Cost $1,879,932,217)		1,660,008,991

ASSET-BACKED SECURITIES†† - 33.0%
Collateralized Loan Obligations - 21.4%
THL Credit Lake Shore MM CLO I Ltd.
2021-1A A1R, 4.21% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/15/33◊,5	48,500,000	47,098,282
2021-1A A2R, 4.36% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 04/15/33◊,5	6,250,000	6,090,308
BXMT Ltd.
2020-FL2 A, 3.84% (1 Month Term SOFR + 1.01%, Rate Floor: 0.90%) due 02/15/38◊,5	25,122,000	24,751,074
2020-FL2 AS, 4.09% (1 Month Term SOFR + 1.26%, Rate Floor: 1.15%) due 02/15/38◊	14,310,000	13,835,937
2020-FL3 AS, 4.15% (30 Day Average SOFR + 1.86%, Rate Floor: 1.75%) due 11/15/37◊,5	4,500,000	4,405,455
2020-FL3 B, 4.55% (30 Day Average SOFR + 2.26%, Rate Floor: 2.15%) due 11/15/37◊	2,000,000	1,940,372
2020-FL2 B, 4.34% (1 Month Term SOFR + 1.51%, Rate Floor: 1.40%) due 02/15/38◊,5	2,000,000	1,924,395
Golub Capital Partners CLO 49M Ltd.
2021-49A AR, 4.24% (3 Month USD LIBOR + 1.53%, Rate Floor: 1.53%) due 08/26/33◊,5	36,500,000	34,883,192
CHCP Ltd.
2021-FL1 A, 4.01% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/15/38◊,5	34,722,997	34,061,229
Shackleton CLO Ltd.
2017-8A A1R, 3.63% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27◊,5	32,098,167	31,684,402
LCM XXIV Ltd.
2021-24A AR, 3.69% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.98%) due 03/20/30◊,5	31,250,000	30,707,100
ABPCI Direct Lending Fund IX LLC
2021-9A A1R, 4.17% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 11/18/31◊,5	30,750,000	29,726,314
Golub Capital Partners CLO 54M, LP
2021-54A A, 4.36% (3 Month USD LIBOR + 1.53%, Rate Floor: 1.53%) due 08/05/33◊,5	29,000,000	27,758,762
Golub Capital Partners CLO 36M Ltd.
2018-36A A, 4.13% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31◊,5	27,500,000	27,095,365

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
LIMITED DURATION FUND

	Face Amount~	Value
LCCM Trust
2021-FL3 A, 4.27% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 11/15/38◊,5	22,250,000	$21,224,627
2021-FL2 B, 4.72% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 12/13/38◊,5	6,000,000	5,721,277
Parliament CLO II Ltd.
2021-2A B, 3.18% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 08/20/32◊,5	22,250,000	21,221,999
2021-2A A, 2.83% (3 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 08/20/32◊,5	5,250,000	5,144,189
2021-2A C, 4.03% (3 Month USD LIBOR + 2.55%, Rate Floor: 2.55%) due 08/20/32◊,5	500,000	463,669
Owl Rock CLO IV Ltd.
2021-4A A1R, 4.58% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 08/20/33◊,5	24,250,000	23,120,782
2021-4A A2R, 4.88% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 08/20/33◊,5	3,650,000	3,388,903
Golub Capital Partners CLO 16 Ltd.
2021-16A A1R2, 4.39% (3 Month USD LIBOR + 1.61%, Rate Floor: 1.61%) due 07/25/33◊,5	27,650,000	26,407,439
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A A2R, 4.61% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 04/20/31◊,5	15,500,000	14,763,161
2021-5A A1R, 4.21% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/20/31◊,5	11,500,000	11,247,115
Cerberus Loan Funding XXVI, LP
2021-1A AR, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/31◊,5	23,000,000	22,564,286
2021-1A BR, 4.41% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 04/15/31◊,5	3,250,000	3,128,227
LoanCore Issuer Ltd.
2019-CRE2 AS, 4.32% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36◊,5	7,547,336	7,482,476
2021-CRE5 B, 4.82% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/15/36◊,5	7,900,000	7,395,312
2021-CRE4 B, 3.65% (30 Day Average SOFR + 1.36%, Rate Floor: 1.25%) due 07/15/35◊,5	7,500,000	7,148,961
2018-CRE1 AS, 4.32% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28◊,5	3,500,000	3,485,955
2018-CRE1 A, 3.95% (1 Month USD LIBOR + 1.13%, Rate Floor: 1.13%) due 05/15/28◊,5	163,160	163,050
Palmer Square Loan Funding Ltd.
2021-1A A1, 3.61% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 04/20/29◊,5	12,806,652	12,604,992
2022-1A A2, 3.93% (3 Month Term SOFR + 1.60%, Rate Floor: 1.60%) due 04/15/30◊,5	5,000,000	4,699,436
2021-3A B, 4.46% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 07/20/29◊,5	5,000,000	4,613,485
2021-2A B, 4.38% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 05/20/29◊,5	4,000,000	3,672,728
HERA Commercial Mortgage Ltd.
2021-FL1 A, 4.04% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 02/18/38◊	22,750,000	21,952,478
2021-FL1 B, 4.59% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 02/18/38◊,5	3,750,000	3,529,921
Cerberus Loan Funding XXXI, LP
2021-1A A, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/32◊,5	13,500,000	13,325,886
2021-1A B, 4.41% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 04/15/32◊,5	9,600,000	9,317,111
Golub Capital Partners CLO 33M Ltd.
2021-33A AR2, 4.86% (3 Month USD LIBOR + 1.86%, Rate Floor: 1.86%) due 08/25/33◊,5	23,000,000	21,850,370
Madison Park Funding XLVIII Ltd.
2021-48A B, 4.19% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/19/33◊,5	22,000,000	20,736,679
Cerberus Loan Funding XXX, LP
2020-3A A, 4.36% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 01/15/33◊,5	18,000,000	17,624,511
Cerberus Loan Funding XXXII, LP
2021-2A A, 4.13% (3 Month USD LIBOR + 1.62%, Rate Floor: 1.62%) due 04/22/33◊,5	14,250,000	13,691,059
2021-2A B, 4.41% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 04/22/33◊,5	4,000,000	3,736,732
ABPCI Direct Lending Fund CLO II LLC
2021-1A A1R, 4.31% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/20/32◊,5	15,250,000	14,851,103
2021-1A BR, 4.86% (3 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 04/20/32◊,5	2,250,000	2,130,955
2021-1A A2R, 4.61% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 04/20/32◊,5	300,000	292,972

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
LIMITED DURATION FUND

	Face Amount~	Value
Woodmont Trust
2020-7A A1A, 4.41% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/15/32◊,5	16,250,000	$15,890,326
BRSP Ltd.
2021-FL1 C, 5.14% (1 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 08/19/38◊,5	10,000,000	9,455,074
2021-FL1 B, 4.89% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 08/19/38◊,5	6,400,000	6,119,102
ACRES Commercial Realty Ltd.
2021-FL1 B, 4.74% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 06/15/36◊,5	11,200,000	10,637,790
2021-FL1 C, 4.94% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 06/15/36◊	4,800,000	4,476,966
Fortress Credit Opportunities XI CLO Ltd.
2018-11A A1T, 3.81% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31◊,5	13,450,000	13,188,758
Cerberus Loan Funding XXXIII, LP
2021-3A A, 4.07% (3 Month USD LIBOR + 1.56%, Rate Floor: 1.56%) due 07/23/33◊,5	11,500,000	11,057,570
2021-3A B, 4.36% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 07/23/33◊,5	2,250,000	2,018,114
AMMC CLO XI Ltd.
2020-11A A2R3, 1.83% due 04/30/31[5]	14,300,000	13,006,922
BDS Ltd.
2021-FL8 D, 4.89% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/18/36◊,5	7,000,000	6,552,169
2021-FL9 C, 4.89% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 11/16/38◊,5	5,000,000	4,675,511
2020-FL5 B, 4.84% (1 Month Term SOFR + 1.91%, Rate Floor: 1.80%) due 02/16/37◊	1,400,000	1,372,895
ABPCI Direct Lending Fund CLO I LLC
2021-1A A1A2, 4.41% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 07/20/33◊,5	12,250,000	11,933,954
Fortress Credit Opportunities IX CLO Ltd.
2021-9A A2TR, 4.31% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 10/15/33◊,5	11,500,000	11,119,969
Lake Shore MM CLO III LLC
2021-2A A1R, 4.22% (3 Month USD LIBOR + 1.48%, Rate Floor: 1.48%) due 10/17/31◊,5	11,250,000	10,977,650
Madison Park Funding LIII Ltd.
2022-53A B, 4.22% (3 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 04/21/35◊,5	10,750,000	10,189,849
FS Rialto
2021-FL3 B, 4.74% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 11/16/36◊	7,500,000	7,037,392
2021-FL2 C, 4.99% (1 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 05/16/38◊,5	3,250,000	3,051,520
Neuberger Berman CLO XVI-S Ltd.
2021-16SA BR, 3.91% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/15/34◊,5	10,200,000	9,525,554
KREF
2021-FL2 B, 4.59% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 02/15/39◊,5	10,000,000	9,458,198
Recette CLO Ltd.
2021-1A BRR, 4.11% (3 Month USD LIBOR + 1.40%, Rate Floor: 0.00%) due 04/20/34◊,5	10,000,000	9,300,557
ABPCI Direct Lending Fund CLO VII, LP
2021-7A A1R, 4.20% (3 Month USD LIBOR + 1.43%, Rate Floor: 1.43%) due 10/20/31◊,5	9,250,000	8,834,490
PFP Ltd.
2021-7 B, 4.34% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/14/38◊,5	4,599,770	4,304,638
2021-7 D, 5.34% (1 Month USD LIBOR + 2.40%, Rate Floor: 2.40%) due 04/14/38◊,5	4,104,795	3,841,402
Cerberus Loan Funding XXXV, LP
2021-5A A, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 09/22/33◊,5	8,000,000	7,658,162
GoldenTree Loan Management US CLO 1 Ltd.
2021-9A B, 4.21% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 01/20/33◊,5	7,000,000	6,509,180
2021-9A C, 4.51% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 01/20/33◊,5	1,000,000	902,409
BCC Middle Market CLO LLC
2021-1A A1R, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 10/15/33◊,5	6,750,000	6,483,871
NewStar Fairfield Fund CLO Ltd.
2018-2A A1N, 3.98% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30◊,5	6,529,571	6,404,738

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
LIMITED DURATION FUND

	Face Amount~	Value
Cerberus Loan Funding XXXVI, LP
2021-6A A, 3.91% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 11/22/33◊,5	6,417,924	$6,370,461
KREF Funding V LLC
1.83% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/25/26◊,†††	5,908,502	5,881,903
0.15% due 06/25/26†††,7	27,272,727	1,091
Cerberus 2112 Levered LLC
4.83% (3 Month Term SOFR + 2.35%, Rate Floor: 2.35%) due 02/15/29◊,†††	5,750,000	5,744,690
MF1 Multifamily Housing Mortgage Loan Trust
2021-FL6 B, 4.59% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 07/16/36◊,5	6,000,000	5,646,056
Neuberger Berman Loan Advisers CLO 40 Ltd.
2021-40A B, 4.14% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/16/33◊,5	6,000,000	5,634,286
STWD Ltd.
2019-FL1 C, 4.99% (1 Month Term SOFR + 2.06%, Rate Floor: 1.95%) due 07/15/38◊	3,200,000	3,086,729
2021-FL2 B, 4.74% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 04/18/38◊,5	2,187,000	2,093,515
Owl Rock CLO II Ltd.
2021-2A ALR, 4.26% (3 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 04/20/33◊,5	5,000,000	4,807,200
CIFC Funding Ltd.
2021-4A A1B2, 3.96% (3 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 04/20/34◊,5	5,000,000	4,765,094
BSPRT Issuer Ltd.
2021-FL6 C, 4.87% (1 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 03/15/36◊	5,000,000	4,631,197
Cerberus Loan Funding XXXIV, LP
2021-4A A, 4.01% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 08/13/33◊,5	4,583,339	4,571,735
Carlyle Global Market Strategies CLO Ltd.
2018-4A A1RR, 3.51% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 01/15/31◊,5	4,681,009	4,567,141
ACRE Commercial Mortgage Ltd.
2021-FL4 AS, 4.09% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 12/18/37◊,5	4,500,000	4,381,833
VOYA CLO
2021-2A BR, 4.66% (3 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 06/07/30◊,5	4,500,000	4,199,465
Neuberger Berman Loan Advisers CLO 32 Ltd.
2021-32A BR, 4.14% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 01/20/32◊,5	4,000,000	3,776,228
Magnetite XXIX Ltd.
2021-29A B, 3.91% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 01/15/34◊,5	4,000,000	3,770,640
Owl Rock CLO VI Ltd.
2021-6A B1, 5.28% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/21/32◊,5	3,500,000	3,288,016
AMMC CLO XIV Ltd.
2021-14A A2R2, 4.18% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 07/25/29◊,5	3,250,000	3,127,449
Boyce Park CLO Ltd.
2022-1A B1, 2.37% (3 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 04/21/35◊,5	3,000,000	2,788,395
Golub Capital Partners CLO 17 Ltd.
2017-17A A1R, 4.43% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30◊,5	2,500,000	2,462,942
Greystone Commercial Real Estate Notes
2021-FL3 B, 4.47% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 07/15/39◊,5	2,200,000	2,020,121
HGI CRE CLO Ltd.
2021-FL2 B, 4.44% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 09/17/36◊	2,000,000	1,912,774
Neuberger Berman Loan Advisers CLO 47 Ltd.
2022-47A B, 4.10% (3 Month Term SOFR + 1.80%, Rate Floor: 1.80%) due 04/14/35◊,5	2,000,000	1,889,908
Marathon CLO V Ltd.
2017-5A A1R, 3.85% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27◊,5	1,511,988	1,507,528
Dryden 37 Senior Loan Fund
2015-37A Q, due 01/15/31[5,8]	1,500,000	1,144,957
Newfleet CLO Ltd.
2018-1A A1R, 3.66% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28◊,5	489,876	485,824
TRTX Issuer Ltd.
2019-FL3 A, 4.19% (1 Month Term SOFR + 1.26%, Rate Floor: 1.15%) due 10/15/34◊	377,912	376,559

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
LIMITED DURATION FUND

	Face Amount~	Value
Carlyle GMS Finance MM CLO LLC
2018-1A A12R, 4.29% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 10/15/31◊,5	250,000	$244,776
Northwoods Capital XII-B Ltd.
2018-12BA X, 4.04% (3 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 06/15/31◊,5	218,750	218,254
Treman Park CLO Ltd.
2015-1A COM, due 10/20/28[5,8]	325,901	40,519
OHA Credit Partners IX Ltd.
2013-9A ACOM, due 10/20/25[5,8]	301,370	332
Copper River CLO Ltd.
2007-1A INC, due 01/20/21†††,8,9	500,000	210
Total Collateralized Loan Obligations		990,086,591

Financial - 3.5%
Station Place Securitization Trust Series
2021-14, 3.78% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 12/08/22◊,†††,5	35,000,000	35,000,000
Strategic Partners Fund VIII LP
5.06% (1 Month Term SOFR + 2.60%, Rate Floor: 2.60%) due 03/10/26◊,†††	23,500,000	23,482,853
5.04% (1 Month Term SOFR + 2.60%, Rate Floor: 2.60%) due 03/10/26◊,†††	4,000,000	3,997,262
HV Eight LLC
3.36% (3 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 12/28/25◊,†††	EUR 21,000,000	20,571,109
Madison Avenue Secured Funding Trust Series
2022-1, 4.60% (1 Month Term SOFR + 1.85%, Rate Floor: 0.00%) due 10/12/23◊,5	16,550,000	16,550,000
Station Place Securitization Trust
2022-SP1, 4.60% (1 Month Term SOFR + 1.85%, Rate Floor: 0.00%) due 10/12/23◊,5	16,550,000	16,550,000
Madison Avenue Secured Funding Trust
2021-1, 4.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 01/17/23◊,†††,5	15,900,000	15,900,000
KKR Core Holding Company LLC
4.00% due 08/12/31†††	14,283,093	12,222,576
Project Onyx
4.52% (3 Month Term SOFR + 2.40%, Rate Floor: 2.30%) due 01/26/27◊,†††	7,000,000	6,997,468
Ceamer Finance LLC
3.69% due 03/22/31†††	4,459,767	4,054,680
Thunderbird A
5.50% due 03/01/37†††	2,106,980	2,106,980
Lightning A
5.50% due 03/01/37†††	2,040,052	2,040,052
Aesf Vi Verdi, LP
2.15% (3 Month EURIBOR + 2.15%, Rate Floor: 2.15%) due 11/25/24◊,†††	EUR 1,010,575	989,986
Total Financial		160,462,966

Transport-Container - 1.9%
Triton Container Finance VIII LLC
2021-1A, 1.86% due 03/20/46[5]	35,336,250	29,659,276
Textainer Marine Containers VII Ltd.
2021-1A, 1.68% due 02/20/46[5]	9,868,667	8,346,421
2020-1A, 2.73% due 08/21/45[5]	4,490,546	4,052,529
2020-2A, 2.10% due 09/20/45[5]	4,042,177	3,475,770
CLI Funding VI LLC
2020-3A, 2.07% due 10/18/45[5]	14,693,333	12,780,247
2020-1A, 2.08% due 09/18/45[5]	1,582,000	1,373,747
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[5]	15,742,411	13,477,015
TIF Funding II LLC
2021-1A, 1.65% due 02/20/46[5]	15,936,250	13,185,358
CAL Funding IV Ltd.
2020-1A, 2.22% due 09/25/45[5]	3,112,500	2,716,661
Total Transport-Container		89,067,024

Whole Business - 1.8%
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.19% due 06/05/49[5]	31,042,440	29,412,340
Taco Bell Funding LLC
2021-1A, 1.95% due 08/25/51[5]	18,609,375	15,545,211
SERVPRO Master Issuer LLC
2021-1A, 2.39% due 04/25/51[5]	11,948,750	9,422,832
2019-1A, 3.88% due 10/25/49[5]	6,078,125	5,371,604
ServiceMaster Funding LLC
2020-1, 2.84% due 01/30/51[5]	9,111,250	7,423,409
Wingstop Funding LLC
2020-1A, 2.84% due 12/05/50[5]	7,801,050	6,629,340
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[5]	7,105,000	6,014,901
Domino’s Pizza Master Issuer LLC
2019-1A, 3.67% due 10/25/49[5]	1,706,250	1,471,240
Total Whole Business		81,290,877

Net Lease - 1.5%
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 1.85% due 11/20/50[5]	39,447,160	34,706,325
STORE Master Funding I LLC
2015-1A, 4.17% due 04/20/45[5]	10,303,208	9,714,901
STORE Master Funding LLC
2021-1A, 2.86% due 06/20/51[5]	6,906,563	5,807,540
CF Hippolyta Issuer LLC
2021-1A, 1.98% due 03/15/61[5]	5,883,483	4,947,206
CMFT Net Lease Master Issuer LLC
2021-1, 2.91% due 07/20/51[5]	3,000,000	2,465,029
2021-1, 2.51% due 07/20/51[5]	2,500,000	2,053,433
CARS-DB4, LP
2020-1A, 3.19% due 02/15/50[5]	3,974,167	3,702,069
2020-1A, 3.25% due 02/15/50[5]	894,331	764,839
New Economy Assets Phase 1 Sponsor LLC
2021-1, 1.91% due 10/20/61[5]	2,500,000	2,115,429

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
LIMITED DURATION FUND

	Face Amount~	Value
Capital Automotive REIT
2020-1A, 3.48% due 02/15/50[5]	1,987,083	$1,787,077
Total Net Lease		68,063,848

Transport-Aircraft - 1.3%
AASET Trust
2021-1A, 2.95% due 11/16/41[5]	15,184,805	12,109,456
2017-1A, 3.97% due 05/16/42[5]	2,929,170	2,322,832
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[5]	12,228,294	10,119,296
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[5]	8,329,016	6,133,678
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[5]	7,711,426	5,902,460
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[5]	6,558,267	5,842,066
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[5]	6,294,010	5,210,743
Castlelake Aircraft Structured Trust
2021-1A, 3.47% due 01/15/46[5]	5,136,829	4,500,561
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[5]	4,598,252	4,023,290
Falcon Aerospace Ltd.
2019-1, 3.60% due 09/15/39[5]	2,398,107	1,905,422
2017-1, 4.58% due 02/15/42[5]	994,723	901,950
Raspro Trust
2005-1A, 3.64% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24◊,5	1,969,886	1,826,613
Total Transport-Aircraft		60,798,367

Collateralized Debt Obligations - 1.0%
Anchorage Credit Funding 4 Ltd.
2021-4A AR, 2.72% due 04/27/39[5]	24,650,000	22,578,138
Anchorage Credit Funding Ltd.
2021-13A A1, 2.88% due 07/27/39[5]	8,500,000	7,485,114
2021-13A B2, 3.15% due 07/27/39[5]	8,050,000	6,808,857
Anchorage Credit Funding 3 Ltd.
2021-3A A1R, 2.87% due 01/28/39[5]	9,750,000	8,696,490
Total Collateralized Debt Obligations		45,568,599

Single Family Residence - 0.3%
FirstKey Homes Trust
2020-SFR2, 4.00% due 10/19/37[5]	5,050,000	4,525,834
2020-SFR2, 4.50% due 10/19/37[5]	4,900,000	4,445,555
2021-SFR1, 2.19% due 08/17/38[5]	4,000,000	3,385,397
2020-SFR2, 3.37% due 10/19/37[5]	3,200,000	2,824,981
Total Single Family Residence		15,181,767

Infrastructure - 0.3%
VB-S1 Issuer LLC - VBTEL
2022-1A, 4.29% due 02/15/52[5]	9,250,000	8,091,945
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48[5]	6,882,560	6,798,042
Total Infrastructure		14,889,987

Total Asset-Backed Securities
(Cost $1,627,895,557)		1,525,410,026

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 24.2%
Residential Mortgage-Backed Securities - 14.0%
CSMC Trust
2021-RPL1, 1.67% (WAC) due 09/27/60◊,5	31,262,492	29,360,404
2021-RPL7, 1.93% (WAC) due 07/27/61◊,5	14,152,851	12,953,092
2020-RPL5, 3.02% (WAC) due 08/25/60◊,5	13,344,984	12,785,505
2021-RPL4, 1.80% (WAC) due 12/27/60◊,5	8,544,279	7,947,982
2018-RPL9, 3.85% (WAC) due 09/25/57◊,5	5,662,138	5,480,543
2020-NQM1, 1.41% due 05/25/65[5,10]	2,501,794	2,283,099
PRPM LLC
2021-5, 1.79% due 06/25/26[5,10]	23,597,297	21,223,064
2022-1, 3.72% due 02/25/27[5,10]	21,444,377	19,960,628
2021-8, 1.74% (WAC) due 09/25/26◊,5	11,148,317	10,179,442
2021-RPL2, 2.49% (WAC) due 10/25/51◊,5	2,500,000	2,136,716
Legacy Mortgage Asset Trust
2021-GS3, 1.75% due 07/25/61[5,10]	23,174,706	21,106,329
2021-GS4, 1.65% due 11/25/60[5,10]	19,867,113	18,159,167
2021-GS2, 1.75% due 04/25/61[5,10]	8,606,628	7,985,001
2021-GS5, 2.25% due 07/25/67[5,10]	5,577,937	5,109,996
BRAVO Residential Funding Trust
2021-C, 1.62% due 03/01/61[5,10]	23,529,179	21,452,903
2022-R1, 3.13% due 01/29/70[5,10]	18,034,710	15,931,946
2021-HE2, 3.13% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 11/25/69◊,5	3,204,811	3,165,981
2021-HE2, 3.33% (30 Day Average SOFR + 1.05%, Rate Floor: 0.00%) due 11/25/69◊,5	2,942,893	2,907,125
2021-HE1, 3.23% (30 Day Average SOFR + 0.95%, Rate Floor: 0.00%) due 01/25/70◊,5	2,629,344	2,597,901
2021-HE1, 3.13% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 01/25/70◊,5	1,974,239	1,951,398
NYMT Loan Trust
2021-SP1, 1.67% due 08/25/61[5,10]	36,544,443	35,152,474
2022-SP1, 5.25% due 07/25/62[5,10]	10,384,290	9,948,098
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[5,10]	45,010,882	41,752,589

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
LIMITED DURATION FUND

	Face Amount~	Value
NRZ Advance Receivables Trust
2020-T2, 1.48% due 09/15/53[5]	28,950,000	$27,624,119
2020-T3, 1.32% due 10/15/52[5]	8,300,000	8,284,779
New Residential Advance Receivables Trust Advance Receivables Backed Notes
2020-T1, 1.43% due 08/15/53[5]	15,750,000	15,055,064
2020-APT1, 1.04% due 12/16/52[5]	10,900,000	10,783,624
Verus Securitization Trust
2021-4, 1.35% (WAC) due 07/25/66◊,5	7,117,471	5,678,799
2020-5, 1.58% due 05/25/65[5,10]	6,132,190	5,642,335
2021-5, 1.37% (WAC) due 09/25/66◊,5	6,769,060	5,472,848
2021-3, 1.44% (WAC) due 06/25/66◊,5	4,226,957	3,424,697
2021-6, 1.89% (WAC) due 10/25/66◊,5	3,278,382	2,662,819
2019-4, 2.64% due 11/25/59[5,10]	1,794,409	1,745,417
2020-1, 2.42% due 01/25/60[5,10]	918,409	886,419
FKRT
2.21% due 11/30/58†††,9	25,700,000	24,443,994
Towd Point Revolving Trust
4.83% due 09/25/64[9]	18,500,000	17,877,475
Towd Point Mortgage Trust
2017-6, 2.75% (WAC) due 10/25/57◊,5	8,810,990	8,466,124
2018-2, 3.25% (WAC) due 03/25/58◊,5	4,738,813	4,596,023
2017-5, 3.68% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57◊,5	3,135,312	3,100,740
2018-1, 3.00% (WAC) due 01/25/58◊,5	621,027	595,770
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 3.71% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37◊	13,393,298	13,005,133
2006-BC4, 3.42% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 12/25/36◊	652,254	633,309
2007-BC1, 3.21% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 02/25/37◊	38,828	38,447
LSTAR Securities Investment Ltd.
2021-1, 4.36% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26◊,9	7,295,265	6,768,816
2021-2, 4.26% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26◊,9	5,277,913	5,149,997
Imperial Fund Mortgage Trust
2022-NQM2, 4.02% (WAC) due 03/25/67◊,5	12,779,843	11,479,016
Soundview Home Loan Trust
2006-OPT5, 3.36% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 07/25/36◊	10,018,052	9,562,107
2005-OPT3, 3.79% (1 Month USD LIBOR + 0.71%, Rate Floor: 0.71%) due 11/25/35◊	1,927,821	1,896,600
Home Equity Loan Trust
2007-FRE1, 3.27% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37◊	11,726,725	10,918,089
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58◊,5	6,517,921	6,078,427
2018-1A, 4.00% (WAC) due 12/25/57◊,5	2,029,766	1,929,311
2019-6A, 3.50% (WAC) due 09/25/59◊,5	1,555,313	1,454,337
2017-5A, 4.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/25/57◊,5	624,661	616,221
CFMT LLC
2021-HB5, 1.37% (WAC) due 02/25/31◊,5	6,950,000	6,462,118
2022-HB9, 3.25% (WAC) due 09/25/37◊,5	2,250,000	2,047,143
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68◊,9	6,143,383	5,925,628
2019-RM3, 2.80% (WAC) due 06/25/69◊,9	1,470,485	1,427,970
CSMC
2021-NQM8, 2.41% (WAC) due 10/25/66◊,5	8,731,202	7,303,866
NovaStar Mortgage Funding Trust Series
2007-2, 3.28% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37◊	7,100,683	6,808,115
Alternative Loan Trust
2007-OA7, 3.36% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 05/25/47◊	4,750,762	4,030,808
2007-OH3, 3.66% (1 Month USD LIBOR + 0.58%, Rate Cap/Floor: 10.00%/0.58%) due 09/25/47◊	2,240,700	1,963,866
Morgan Stanley ABS Capital I Incorporated Trust
2007-HE3, 3.33% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 12/25/36◊	4,794,133	2,551,149
2007-HE3, 3.23% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 12/25/36◊	3,434,517	1,827,588
2007-HE5, 3.26% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 03/25/37◊	1,637,567	756,756
2006-NC1, 3.65% (1 Month USD LIBOR + 0.57%, Rate Floor: 0.57%) due 12/25/35◊	524,000	518,845
American Home Mortgage Investment Trust
2006-3, 3.44% (1 Month USD LIBOR + 0.36%, Rate Cap/Floor: 10.50%/0.36%) due 12/25/46◊	5,832,317	4,901,951

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
LIMITED DURATION FUND

	Face Amount~	Value
Banc of America Funding Trust
2015-R2, 3.34% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37◊,5	4,703,711	$4,567,773
Credit Suisse Mortgage Capital Certificates
2021-RPL9, 2.44% (WAC) due 02/25/61◊,5	4,528,024	4,139,915
Citigroup Mortgage Loan Trust
2022-A, 6.17% due 09/25/62[5,10]	3,739,506	3,663,341
Bear Stearns Asset-Backed Securities I Trust
2006-HE9, 3.22% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.28%) due 11/25/36◊	3,797,817	3,649,759
Securitized Asset Backed Receivables LLC Trust
2007-HE1, 3.30% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 12/25/36◊	13,271,502	3,495,931
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 3.82% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.74%) due 10/25/35◊	3,431,627	3,360,253
HarborView Mortgage Loan Trust
2006-14, 3.29% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 01/25/47◊	2,089,202	1,814,380
2006-12, 3.18% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/19/38◊	1,747,626	1,543,253
SPS Servicer Advance Receivables Trust
2020-T2, 1.83% due 11/15/55[5]	3,750,000	3,298,806
Ellington Financial Mortgage Trust
2021-2, 1.29% (WAC) due 06/25/66◊,5	2,316,855	1,920,780
2020-2, 1.64% (WAC) due 10/25/65◊,5	1,218,361	1,118,043
Asset-Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 3.68% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 01/25/36◊	3,033,199	2,940,075
IXIS Real Estate Capital Trust
2006-HE1, 3.68% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 03/25/36◊	5,010,435	2,684,437
First NLC Trust
2005-4, 3.86% (1 Month USD LIBOR + 0.78%, Rate Cap/Floor: 14.00%/0.78%) due 02/25/36◊	2,646,220	2,576,961
GS Mortgage-Backed Securities Trust
2020-NQM1, 1.38% (WAC) due 09/27/60◊,5	2,757,626	2,515,028
CIT Mortgage Loan Trust
2007-1, 4.43% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37◊,5	2,492,147	2,473,675
Angel Oak Mortgage Trust
2021-6, 1.89% (WAC) due 09/25/66◊,5	2,892,993	2,265,370
Morgan Stanley Home Equity Loan Trust
2006-2, 3.64% (1 Month USD LIBOR + 0.56%, Rate Floor: 0.56%) due 02/25/36◊	2,076,753	2,054,373
Structured Asset Investment Loan Trust
2006-3, 3.23% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 06/25/36◊	1,944,172	1,882,213
2005-2, 3.82% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.74%) due 03/25/35◊	93,262	92,131
Citigroup Mortgage Loan Trust, Inc.
2006-WF1, 5.03% due 03/25/36	3,790,721	1,958,712
SG Residential Mortgage Trust
2022-1, 3.68% (WAC) due 03/27/62◊,5	1,968,236	1,730,657
Credit-Based Asset Servicing and Securitization LLC
2006-CB2, 3.46% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/36◊	1,694,880	1,586,706
Park Place Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-WHQ3, 4.03% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 06/25/35◊	1,547,718	1,540,451
Morgan Stanley IXIS Real Estate Capital Trust
2006-2, 3.23% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 11/25/36◊	3,881,539	1,406,607
GSAA Home Equity Trust
2006-3, 3.68% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 03/25/36◊	2,397,528	1,357,401
Nationstar Home Equity Loan Trust
2007-B, 3.30% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37◊	1,368,915	1,354,990
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 01/26/60◊,5	1,349,050	1,269,648
Lehman XS Trust Series
2006-16N, 3.46% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 11/25/46◊	1,347,643	1,164,479
ACE Securities Corporation Home Equity Loan Trust Series
2005-HE2, 4.10% (1 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 04/25/35◊	1,151,583	1,114,156
MFRA Trust
2021-INV1, 1.26% (WAC) due 01/25/56◊,5	1,167,947	1,075,523

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
LIMITED DURATION FUND

	Face Amount~	Value
COLT Mortgage Loan Trust
2021-2, 2.38% (WAC) due 08/25/66◊,5	1,500,000	$955,822
Morgan Stanley Capital I Incorporated Trust
2006-HE1, 3.66% (1 Month USD LIBOR + 0.58%, Rate Floor: 0.58%) due 01/25/36◊	783,081	752,057
Long Beach Mortgage Loan Trust
2006-8, 3.40% (1 Month USD LIBOR + 0.32%, Rate Floor: 0.32%) due 09/25/36◊	2,397,811	737,603
FBR Securitization Trust
2005-2, 3.83% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.75%) due 09/25/35◊	733,469	730,642
Countrywide Asset-Backed Certificates
2006-6, 3.42% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 09/25/36◊	481,530	480,837
2006-5, 3.66% (1 Month USD LIBOR + 0.58%, Rate Floor: 0.58%) due 08/25/36◊	110,468	109,990
First Franklin Mortgage Loan Trust
2004-FF10, 4.36% (1 Month USD LIBOR + 1.28%, Rate Floor: 1.28%) due 07/25/34◊	524,582	504,506
Nomura Resecuritization Trust
2015-4R, 2.20% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36◊,5	502,648	446,880
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50◊,5	367,064	354,474
CSMC Series
2015-12R, 2.76% (WAC) due 11/30/37◊,5	262,266	261,242
2014-2R, 2.46% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46◊,5	55,628	54,880
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	109,984	105,488
Morgan Stanley Re-REMIC Trust
2010-R5, 2.40% due 06/26/36[5]	52,238	46,811
Total Residential Mortgage-Backed Securities		647,085,101

Government Agency - 8.2%
Uniform MBS 30 Year
due 11/15/52[12]	305,613,000	282,978,996
Fannie Mae
4.00% due 07/01/52	53,402,255	49,927,728
Freddie Mac
4.00% due 06/01/52	43,458,139	40,519,069
Freddie Mac Seasoned Credit Risk Transfer Trust
2.00% due 05/25/60	3,493,366	2,967,001
2.00% due 11/25/59	2,002,091	1,700,401
Fannie Mae-Aces
1.61% (WAC) due 03/25/35◊,7	6,881,801	771,364
Freddie Mac Multifamily Structured Pass-Through Certificates
0.45% (WAC) due 08/25/23◊,7	97,166,308	240,613
Total Government Agency		379,105,172

Commercial Mortgage-Backed Securities - 2. 0%
BX Commercial Mortgage Trust
2021-VOLT, 4.47% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 09/15/36◊,5	25,000,000	23,207,768
2022-LP2, 4.48% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 02/15/39◊,5	15,221,348	14,327,867
JP Morgan Chase Commercial Mortgage Securities Trust
2021-NYAH, 4.36% (1 Month USD LIBOR + 1.54%, Rate Floor: 1.54%) due 06/15/38◊,5	10,200,000	9,663,103
2016-JP2, 1.95% (WAC) due 08/15/49◊,7	33,866,256	1,735,185
BXHPP Trust
2021-FILM, 3.92% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 08/15/36◊,5	8,250,000	7,620,680
MHP
2022-MHIL, 4.11% (1 Month Term SOFR + 1.26%, Rate Floor: 1.26%) due 01/15/27◊,5	7,773,268	7,325,714
Life Mortgage Trust
2021-BMR, 4.22% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 03/15/38◊,5	6,880,791	6,518,610
Extended Stay America Trust
2021-ESH, 4.52% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 07/15/38◊,5	3,975,533	3,821,118
Wells Fargo Commercial Mortgage Trust
2017-C38, 1.12% (WAC) due 07/15/50◊,7	22,897,828	807,508
2016-C37, 0.96% (WAC) due 12/15/49◊,7	27,093,245	654,790
2017-C42, 1.01% (WAC) due 12/15/50◊,7	14,474,113	516,543
2015-LC22, 0.92% (WAC) due 09/15/58◊,7	19,498,972	352,582
2017-RB1, 1.33% (WAC) due 03/15/50◊,7	8,497,271	340,453
2016-NXS5, 1.59% (WAC) due 01/15/59◊,7	5,059,958	176,174
KKR Industrial Portfolio Trust
2021-KDIP, 3.82% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/15/37◊,5	2,662,500	2,522,323
JPMDB Commercial Mortgage Securities Trust
2016-C4, 0.88% (WAC) due 12/15/49◊,7	37,250,305	921,152
2018-C8, 0.86% (WAC) due 06/15/51◊,7	36,915,515	749,905
2016-C2, 1.65% (WAC) due 06/15/49◊,7	6,451,413	256,062
2017-C5, 1.04% (WAC) due 03/15/50◊,7	3,123,607	89,446
BENCHMARK Mortgage Trust
2018-B2, 0.57% (WAC) due 02/15/51◊,7	112,113,283	1,637,527

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
LIMITED DURATION FUND

	Face Amount~	Value
DBJPM Mortgage Trust
2017-C6, 1.05% (WAC) due 06/10/50◊,7	51,520,962	$1,600,962
COMM Mortgage Trust
2015-CR24, 0.84% (WAC) due 08/10/48◊,7	53,396,845	834,673
2018-COR3, 0.58% (WAC) due 05/10/51◊,7	35,251,513	709,958
Bank of America Merrill Lynch Commercial Mortgage Trust
2017-BNK3, 1.16% (WAC) due 02/15/50◊,7	29,406,648	1,026,566
2016-UB10, 1.91% (WAC) due 07/15/49◊,7	10,598,675	492,742
UBS Commercial Mortgage Trust
2017-C2, 1.24% (WAC) due 08/15/50◊,7	22,783,314	897,168
2017-C5, 1.19% (WAC) due 11/15/50◊,7	10,976,060	378,990
Morgan Stanley Bank of America Merrill Lynch Trust
2017-C34, 0.91% (WAC) due 11/15/52◊,7	23,579,094	665,025
2015-C27, 1.02% (WAC) due 12/15/47◊,7	29,746,319	563,193
CSAIL Commercial Mortgage Trust
2019-C15, 1.20% (WAC) due 03/15/52◊,7	19,419,641	872,262
2016-C6, 2.03% (WAC) due 01/15/49◊,7	6,200,829	310,469
BBCMS Mortgage Trust
2018-C2, 0.93% (WAC) due 12/15/51◊,7	29,524,830	1,050,169
CD Mortgage Trust
2017-CD6, 1.02% (WAC) due 11/13/50◊,7	12,861,739	377,080
2016-CD1, 1.50% (WAC) due 08/10/49◊,7	5,813,955	222,139
CGMS Commercial Mortgage Trust
2017-B1, 0.88% (WAC) due 08/15/50◊,7	20,043,451	580,877
CD Commercial Mortgage Trust
2017-CD4, 1.38% (WAC) due 05/10/50◊,7	13,724,420	578,652
Citigroup Commercial Mortgage Trust
2016-C2, 1.88% (WAC) due 08/10/49◊,7	6,423,106	315,230
2016-GC37, 1.84% (WAC) due 04/10/49◊,7	2,873,680	126,334
GS Mortgage Securities Trust
2017-GS6, 1.16% (WAC) due 05/10/50◊,7	11,241,574	423,817
BANK
2017-BNK6, 0.91% (WAC) due 07/15/60◊,7	13,909,253	386,708
JPMBB Commercial Mortgage Securities Trust
2013-C17, 0.88% (WAC) due 01/15/47◊,7	19,790,166	119,586
Total Commercial Mortgage-Backed Securities		95,777,110

Total Collateralized Mortgage Obligations
(Cost $1,187,765,668)		1,121,967,383

SENIOR FLOATING RATE INTERESTS††,◊ - 6.4%
Technology - 1.5%
Project Boost Purchaser LLC
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 05/29/26	13,084,375	12,364,734
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26	2,463,991	2,334,632
Datix Bidco Ltd.
7.01% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/27/25†††	13,798,857	13,452,506
Dun & Bradstreet
6.28% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 01/18/29	8,557,000	8,238,252
6.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/06/26	701,526	677,148
Conair Holdings LLC
7.42% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 05/17/28	9,925,000	8,312,187
Boxer Parent Company, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/02/25	7,188,283	6,796,378
Peraton Corp.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28	6,500,322	6,149,305
Wrench Group LLC
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/30/26	6,105,345	5,899,289
Polaris Newco LLC
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 06/02/28	2,720,558	2,504,437
MACOM Technology Solutions Holdings, Inc.
5.37% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/17/24	1,549,149	1,517,778
Sabre GLBL, Inc.
5.12% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/22/24	1,446,106	1,423,518
Upland Software, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/06/26	542,031	516,284
Emerald TopCo, Inc. (Press Ganey)
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/24/26	503,118	456,579
Total Technology		70,643,027

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
LIMITED DURATION FUND

	Face Amount~		Value
Consumer, Cyclical - 1.2%
BGIS (BIFM CA Buyer, Inc.)
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26		11,752,070	$11,370,128
AlixPartners, LLP
5.87% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 02/04/28		8,767,747	8,404,499
Verisure Holding AB
3.47% (6 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 03/27/28	EUR	7,970,000	6,991,228
3.75% (6 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 07/20/26	EUR	1,030,000	911,080
Truck Hero, Inc.
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 01/31/28		4,925,000	4,280,662
Amaya Holdings BV
3.73% (3 Month EURIBOR + 2.50%, Rate Floor: 2.50%) due 07/21/26	EUR	4,500,000	4,068,656
Packers Holdings LLC
6.01% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/09/28		4,186,723	3,833,489
Fertitta Entertainment LLC
7.03% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 01/27/29		3,930,250	3,639,569
Pacific Bells LLC
8.31% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28		2,580,701	2,400,052
New Trojan Parent, Inc.
6.04% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 01/06/28†††		2,715,625	2,131,766
Rent-A-Center, Inc.
6.06% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 02/17/28		2,240,875	2,027,992
Entain Holdings (Gibraltar) Ltd.
6.17% (3 Month USD LIBOR + 2.50%, Rate Floor: 3.99%) due 03/29/27		1,481,250	1,438,664
Power Solutions (Panther)
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/30/26		1,394,593	1,316,147
PAI Holdco, Inc.
6.56% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 10/28/27		1,086,250	1,027,408
Samsonite IP Holdings SARL
4.87% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/25/25		293,632	283,598
Cast & Crew Payroll LLC
6.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 02/09/26		33,112	32,202
Total Consumer, Cyclical			54,157,140

Industrial - 1.1%
SkyMiles IP Ltd.
6.46% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/20/27		14,199,533	14,210,609
Mileage Plus Holdings LLC
8.78% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27		8,982,725	9,003,565
Filtration Group Corp.
6.12% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/31/25		5,297,929	5,077,747
4.19% (1 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 03/31/25	EUR	2,345,244	2,185,561
TransDigm, Inc.
5.92% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 08/22/24		3,982,119	3,875,677
5.92% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 12/09/25		1,816,371	1,737,432
5.92% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25		925,973	887,119
Harsco Corporation
5.38% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 03/10/28		3,950,000	3,606,034
Charter Next Generation, Inc.
6.56% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/01/27		3,406,658	3,225,697
Ravago Holdings America, Inc.
6.18% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/06/28		1,970,000	1,886,275
TAMKO Building Products, Inc.
6.08% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/29/26		1,768,101	1,665,693
CPM Holdings, Inc.
6.06% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 11/17/25		1,502,310	1,445,973
Cushman & Wakefield US Borrower LLC
5.87% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 08/21/25		1,371,364	1,308,185

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
LIMITED DURATION FUND

	Face Amount~		Value
NA Rail Hold Co. LLC
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.25%) due 10/19/26		1,078,915	$1,039,804
Park River Holdings, Inc.
5.53% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 12/28/27		987,494	834,017
BWAY Holding Co.
5.81% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24		779,434	724,390
Total Industrial			52,713,778

Communications - 1.0%
Internet Brands, Inc.
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/13/24		13,994,453	13,309,984
Playtika Holding Corp.
5.87% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/13/28		10,441,000	9,980,656
Recorded Books, Inc.
7.08% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 08/29/25		9,005,342	8,645,128
McGraw Hill LLC
8.32% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 07/28/28		6,930,000	6,375,600
UPC Broadband Holding BV
5.74% (1 Month USD LIBOR + 2.93%, Rate Floor: 2.93%) due 01/31/29		5,850,000	5,572,125
Authentic Brands
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/27/24		1,432,369	1,396,202
Zayo Group Holdings, Inc.
6.12% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/09/27		1,500,000	1,248,945
Altice US Finance I Corp.
5.07% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/15/26		458,375	428,008
Ziggo Financing Partnership
5.32% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 04/28/28		400,000	381,200
Virgin Media Bristol LLC
5.32% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/31/28		200,000	190,556
Total Communications			47,528,404

Consumer, Non-cyclical - 0.6%
Medline Borrower LP
6.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 10/23/28		10,024,875	9,200,931
Women’s Care Holdings, Inc.
7.87% (6 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/17/28		4,670,875	4,351,714
Bombardier Recreational Products, Inc.
5.12% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/24/27		4,135,867	3,949,753
Spectrum Brands, Inc.
5.12% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.50%) due 03/03/28		3,262,552	3,091,269
Sigma Holding BV (Flora Food)
3.74% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/02/25	EUR	3,700,000	2,894,072
Hearthside Group Holdings LLC
7.12% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/23/25		2,067,857	1,631,891
Agiliti
5.38% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 01/04/26		742,308	716,327
Kronos Acquisition Holdings, Inc.
6.82% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26		491,250	453,861
EyeCare Partners LLC
7.42% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/18/27		491,250	444,581
Froneri US, Inc.
5.37% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/29/27		439,875	414,252
Outcomes Group Holdings, Inc.
7.17% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 10/24/25		384,718	368,048
Pearl Intermediate Parent LLC
5.87% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 02/14/25		392,803	360,397
Utz Quality Foods LLC
6.15% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 01/20/28		295,501	286,266
Total Consumer, Non-cyclical			28,163,362

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
LIMITED DURATION FUND

	Face Amount~		Value
Financial - 0.5%
USI, Inc.
6.42% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/16/24		5,911,475	$5,744,003
HUB International Ltd.
5.77% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.15%) due 04/25/25		4,943,680	4,746,971
5.98% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 04/25/25		972,675	935,597
Nexus Buyer LLC
6.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26		4,542,479	4,352,285
Jane Street Group LLC
5.87% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 01/26/28		2,611,226	2,500,798
Trans Union LLC
5.37% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 12/01/28		2,090,985	2,021,732
Citadel Securities, LP
5.65% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 02/02/28		808,321	783,869
Total Financial			21,085,255

Basic Materials - 0.4%
Trinseo Materials Operating S.C.A.
5.62% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 05/03/28		10,961,250	10,026,146
5.12% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 09/06/24		1,812,086	1,735,978
INEOS Ltd.
3.44% (1 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 01/29/26	EUR	8,100,000	7,029,209
GrafTech Finance, Inc.
6.12% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.50%) due 02/12/25		541,139	504,612
Total Basic Materials			19,295,945

Energy - 0.1%
ITT Holdings LLC
5.87% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 07/10/28		2,920,500	2,781,776
Venture Global Calcasieu Pass LLC
5.74% (1 Month USD LIBOR + 2.63%, Rate Floor: 2.63%) due 08/19/26†††		841,798	839,693
Total Energy			3,621,469

Total Senior Floating Rate Interests
(Cost $321,875,407)			297,208,380

FOREIGN GOVERNMENT DEBT†† - 1.4%
State of Israel
1.25% due 11/30/22	ILS	233,849,000	65,591,037
Total Foreign Government Debt
(Cost $73,665,893)			65,591,037

MUNICIPAL BONDS†† - 0.1%
California - 0.1%
California Public Finance Authority Revenue Bonds
1.55% due 10/15/26		3,145,000	2,681,913
Total Municipal Bonds
(Cost $3,145,000)			2,681,913

	Contracts
LISTED OPTIONS PURCHASED† - 0.5%
Put Options on:
Equity Options
S&P 500 Index Expiring April 2023 with strike price of $4,000.00 (Notional Value $79,242,202)	221	10,210,200
S&P 500 Index Expiring November 2022 with strike price of $3,800.00 (Notional Value $100,038,798)	279	7,062,885
S&P 500 Index Expiring December 2022 with strike price of $3,600.00 (Notional Value $110,437,096)	308	5,354,580
Total Equity Options		22,627,665

Total Listed Options Purchased
(Cost $13,977,501)		22,627,665

Total Investments - 106.3%
(Cost $5,335,185,971)		$4,915,018,922

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
LIMITED DURATION FUND

	Contracts	Value
LISTED OPTIONS WRITTEN† - (0.1)%
Call Options on:
Equity Options
Figs, Inc. Expiring December 2022 with strike price of $50.00 (Notional Value $27,225)	33	$—
Figs, Inc. Expiring December 2022 with strike price of $55.00 (Notional Value $26,400)	32	—
Total Equity Options		—

Put Options on:
Equity Options
S&P 500 Index Expiring December 2022 with strike price of $3,200.00 (Notional Value $110,437,096)	308	(1,918,840)
S&P 500 Index Expiring November 2022 with strike price of $3,400.00 (Notional Value $100,038,798)	279	(2,138,535)
Total Equity Options		(4,057,375)

Total Listed Options Written
(Premiums received $2,944,002)		(4,057,375)

	Contracts/ Notional Value
OTC INTEREST RATE SWAPTIONS WRITTEN††,11 - (0.1)%

Put Swaptions on:
Interest Rate Swaptions
Bank of America, N.A. 5-Year Interest Rate Swap Expiring November 2022 with exercise rate of 3.30%	$82,650,000	(2,351,047)
Total OTC Interest Rate Swaptions Written
(Premiums received $681,863)		(2,351,047)

Other Assets & Liabilities, net - (6.1)%		(280,721,063)
Total Net Assets - 100.0%		$4,627,889,437

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation**
BofA Securities, Inc.	ICE	CDX.NA.IG.33.V1	1.00%	Quarterly	12/20/24	$30,000,000	$75,628	$471,876	$(396,248)

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	2.80%	Annually	07/22/32	$115,000,000	$7,301,459	$1,196	$7,300,263
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	2.68%	Annually	04/22/37	3,157,000	255,416	321	255,095
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.79%	Annually	10/03/27	490,000,000	(390,236)	(191,493)	(198,743)
								$7,166,639	$(189,976)	$7,356,615

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
LIMITED DURATION FUND

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Barclays Bank plc	ILS	Sell	153,948,600	48,811,136 USD	11/30/22	$5,350,487
UBS AG	ILS	Sell	82,823,513	26,227,630 USD	11/30/22	2,846,037
Bank of America, N.A.	EUR	Sell	47,212,000	47,282,346 USD	10/17/22	966,628
JPMorgan Chase Bank, N.A.	EUR	Buy	495,000	485,210 USD	10/17/22	393
Morgan Stanley Capital Services LLC	CZK	Sell	164,100	6,368 USD	12/02/22	(138)
JPMorgan Chase Bank, N.A.	EUR	Sell	1,028,000	1,003,785 USD	12/30/22	(11,184)
						$9,152,223

OTC Interest Rate Swaptions Written[11]
Counterparty/Description	Floating Rate Type	Floating Rate Index	Payment Frequency	Fixed Rate	Expiration Date	Exercise Rate	Swaption Notional Amount	Swaption Value
Put
Bank of America, N.A. 5-Year Interest Rate Swap	Pay	SOFR	Annual	3.30%	11/30/22	3.30%	$82,650,000	$(2,351,047)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at September 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Special Purpose Acquisition Company (SPAC).
[2]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[3]	Affiliated issuer.
[4]	Rate indicated is the 7-day yield as of September 30, 2022.
[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $2,812,834,370 (cost $3,078,611,954), or 60.8% of total net assets.

[6]	Perpetual maturity.
[7]	Security is an interest-only strip.
[8]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[9]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $61,594,090 (cost $64,964,899), or 1.3% of total net assets — See Note 9.

[10]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2022. See table below for additional step information for each security.

[11]	Swaptions — See additional disclosure in the swaptions table above for more information on swaptions.
[12]	Security is unsettled at period end and does not have a stated effective rate
BofA — Bank of America
CDX.NA.IG.33.V1 — Credit Default Swap North American Investment Grade Series 33 Index Version 1
CME — Chicago Mercantile Exchange
CZK — Czech Koruna
EUR — Euro
EURIBOR — European Interbank Offered Rate
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
REIT — Real Estate Investment Trust
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
LIMITED DURATION FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$17,833,149	$967,230	$—	$18,800,379
Preferred Stocks	—	27,641,394	—	27,641,394
Warrants	62,714	—	—	62,714
Mutual Funds	87,149,145	—	—	87,149,145
Money Market Fund	85,869,895	—	—	85,869,895
Corporate Bonds	—	1,620,828,421	39,180,570	1,660,008,991
Asset-Backed Securities	—	1,386,419,166	138,990,860	1,525,410,026
Collateralized Mortgage Obligations	—	1,097,523,389	24,443,994	1,121,967,383
Senior Floating Rate Interests	—	280,784,415	16,423,965	297,208,380
Foreign Government Debt	—	65,591,037	—	65,591,037
Municipal Bonds	—	2,681,913	—	2,681,913
Options Purchased	22,627,665	—	—	22,627,665
Interest Rate Swap Agreements**	—	7,555,358	—	7,555,358
Forward Foreign Currency Exchange Contracts**	—	9,163,545	—	9,163,545
Total Assets	$213,542,568	$4,499,155,868	$219,039,389	$4,931,737,825

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Options Written	$4,057,375	$—	$—		$4,057,375
Interest Rate Swaptions Written	—	2,351,047	—		2,351,047
Credit Default Swap Agreements**	—	396,248	—		396,248
Interest Rate Swap Agreements**	—	198,743	—		198,743
Forward Foreign Currency Exchange Contracts**	—	11,322	—		11,322
Unfunded Loan Commitments (Note 8)	—	—	—	*	—
Total Liabilities	$4,057,375	$2,957,360	$—		$7,014,735

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2022	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$71,719,951	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	50,901,091	Third Party Pricing	Broker Quote	—	—
Asset-Backed Securities	16,369,608	Yield Analysis	Yield	6.4%-6.9%	6.8%
Asset-Backed Securities	210	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	24,443,994	Model Price	Market Comparable Yields	6.9%	—
Corporate Bonds	19,968,469	Yield Analysis	Yield	5.9%-6.4%	6.1%
Corporate Bonds	19,212,101	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Senior Floating Rate Interests	13,452,506	Yield Analysis	Yield	9.3%	—
Senior Floating Rate Interests	2,971,459	Third Party Pricing	Broker Quote	—	—
Total Assets	$219,039,389

*	Inputs are weighted by the fair value of the instruments.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2022
LIMITED DURATION FUND

Significant changes in a quote, yield or market comparable yields, liquidation value or valuation multiples would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2022, the Fund had securities with a total value of $26,575,970 transfer into Level 3 from Level 2 due to a lack of observable inputs.

Summary of Fair Value Level 3 Activity

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2022:

	Assets					Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$154,979,007	$15,055,608	$29,476,831	$11,578,109	$211,089,555	$(28,373)
Purchases/(Receipts)	78,747,031	—	13,860,001	13,915,329	106,522,361	—
(Sales, maturities and paydowns)/Fundings	(88,458,123)	(15,055,608)	(1,099,294)	(11,255,401)	(115,868,426)	44,692
Amortization of premiums/discounts	95,064	(34)	(148,674)	123,140	69,496	—
Total realized gains (losses) included in earnings	60,967	(7,042)	—	26,909	80,834	—
Total change in unrealized appreciation (depreciation) included in earnings	(6,433,296)	7,076	(2,908,294)	(95,887)	(9,430,401)	(16,319)
Transfers into Level 3	210	24,443,994	—	2,131,766	26,575,970	—
Transfers out of Level 3	—	—	—	—	—	—
Ending Balance	$138,990,860	$24,443,994	$39,180,570	$16,423,965	$219,039,389	$—
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2022	$(6,433,296)	$—	$(2,908,294)	$(51,845)	$(9,393,435)	$—

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
BRAVO Residential Funding Trust 2022-R1, 3.13% due 01/29/70	6.13%	01/30/25	—	—
BRAVO Residential Funding Trust 2021-C, 1.62% due 03/01/61	4.62%	09/26/24	5.62%	09/26/25
Citigroup Mortgage Loan Trust 2022-A, 6.17% due 09/25/62	9.17%	09/25/25	—	—
CSMC Trust 2020-NQM1, 1.41% due 05/25/65	2.41%	09/26/24	—	—
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/26/24	5.75%	05/26/25
Legacy Mortgage Asset Trust 2021-GS4, 1.65% due 11/25/60	4.65%	08/26/24	5.65%	08/26/25

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2022
LIMITED DURATION FUND

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
Legacy Mortgage Asset Trust 2021-GS5, 2.25% due 07/25/67	5.25%	11/26/24	6.25%	11/26/25
Legacy Mortgage Asset Trust 2021-GS2, 1.75% due 04/25/61	4.75%	04/26/24	5.75%	04/26/25
NYMT Loan Trust 2021-SP1, 1.67% due 08/25/61	4.67%	08/26/24	5.67%	08/26/25
NYMT Loan Trust 2022-SP1, 5.25% due 07/25/62	8.25%	07/01/25	—	—
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	5.12%	06/26/24	6.12%	06/26/25
PRPM LLC 2022-1, 3.72% due 02/25/27	6.72%	02/25/25	7.72%	2/25/26
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/26/24	5.79%	06/26/25
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24	—	—
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—
Verus Securitization Trust 2020-5, 1.58% due 05/25/65	2.58%	10/26/24	—	—

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$29,873,632	$607,822	$—	$—	$(1,230,122)	$29,251,332	1,220,331	$601,900
Guggenheim Strategy Fund III	30,067,520	630,431	—	—	(1,352,073)	29,345,878	1,221,727	624,340
Guggenheim Ultra Short Duration Fund — Institutional Class	29,235,779	436,766	—	—	(1,120,610)	28,551,935	2,977,261	431,986
	$89,176,931	$1,675,019	$—	$—	$(3,702,805)	$87,149,145		$1,658,226

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $5,245,892,298)	$4,827,869,777
Investments in affiliated issuers, at value (cost $89,293,673)	87,149,145
Foreign currency, at value (cost 230,865)	230,865
Cash	168,369
Segregated cash with broker	255,000
Unamortized upfront premiums paid on credit default swap agreements	471,876
Unamortized upfront premiums paid on interest rate swap agreements	1,517
Unrealized appreciation on forward foreign currency exchange contracts	9,163,545
Prepaid expenses	179,535
Receivables:
Securities sold	286,918,626
Interest	26,978,085
Variation margin on interest rate swap agreements	22,147,198
Fund shares sold	6,827,353
Dividends	265,473
Protection fees on credit default swap agreements	9,167
Variation margin on credit default swap agreements	1,088
Total assets	5,268,636,619

Liabilities:
Unfunded commitments, at value (Note 8) (commitment fees received $—)	—
Options written, at value (premiums received $3,625,865)	6,408,422
Segregated cash due to broker	23,937,840
Unamortized upfront premiums received on interest rate swap agreements	191,493
Unrealized depreciation on forward foreign currency exchange contracts	11,322
Payable for:
Securities purchased	581,490,703
Fund shares redeemed	23,647,333
Distributions to shareholders	1,454,372
Management fees	1,395,935
Transfer agent/maintenance fees	491,693
Distribution and service fees	186,556
Fund accounting/administration fees	39,729
Trustees’ fees*	5,228
Due to Investment Adviser	387
Miscellaneous	1,486,169
Total liabilities	640,747,182
Net assets	$4,627,889,437

Net assets consist of:
Paid in capital	$5,037,473,279
Total distributable earnings (loss)	(409,583,842)
Net assets	$4,627,889,437

A-Class:
Net assets	$549,666,653
Capital shares outstanding	23,609,755
Net asset value per share	$23.28
Maximum offering price per share (Net asset value divided by 97.75%)	$23.82

C-Class:
Net assets	$62,863,998
Capital shares outstanding	2,701,977
Net asset value per share	$23.27

P-Class:
Net assets	$80,734,771
Capital shares outstanding	3,467,887
Net asset value per share	$23.28

Institutional Class:
Net assets	$3,907,124,716
Capital shares outstanding	167,855,231
Net asset value per share	$23.28

R6-Class:
Net assets	$27,499,299
Capital shares outstanding	1,182,045
Net asset value per share	$23.26

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

LIMITED DURATION FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers	$1,776,488
Dividends from securities of affiliated issuers	1,658,226
Interest (net of foreign withholding tax of $18,269)	132,067,785
Total investment income	135,502,499

Expenses:
Management fees	21,572,847
Distribution and service fees:
A-Class	1,797,980
C-Class	769,466
P-Class	251,891
Transfer agent/maintenance fees:
A-Class	519,066
C-Class	82,361
P-Class	222,265
Institutional Class	4,037,299
R6-Class	685
Fund accounting/administration fees	3,308,297
Professional fees	364,208
Line of credit fees	260,395
Custodian fees	85,343
Trustees’ fees*	74,774
Interest expense	7,753
Miscellaneous	596,971
Recoupment of previously waived fees:
A-Class	14,211
R6-Class	6,078
Total expenses	33,971,890
Less:
Expenses reimbursed by Adviser:
A-Class	(426,910)
C-Class	(72,841)
P-Class	(208,756)
Institutional Class	(3,453,453)
R6-Class	(2,418)
Expenses waived by Adviser	(129,340)
Earnings credits applied	(10,367)
Total waived/reimbursed expenses	(4,304,085)
Net expenses	29,667,805
Net investment income	105,834,694

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(35,512,874)
Investments sold short	187,008
Swap agreements	16,910,365
Futures contracts	145,825
Options purchased	8,044,609
Options written	(2,516,416)
Forward foreign currency exchange contracts	15,086,577
Foreign currency transactions	597,745
Net realized gain	2,942,839
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(466,624,463)
Investments in affiliated issuers	(3,702,805)
Investments sold short	(197,620)
Swap agreements	4,954,282
Options purchased	5,879,246
Options written	(3,292,000)
Forward foreign currency exchange contracts	7,880,439
Foreign currency translations	(77,255)
Net change in unrealized appreciation (depreciation)	(455,180,176)
Net realized and unrealized loss	(452,237,337)
Net decrease in net assets resulting from operations	$(346,402,643)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$105,834,694	$75,023,145
Net realized gain on investments	2,942,839	39,432,273
Net change in unrealized appreciation (depreciation) on investments	(455,180,176)	(41,106,516)
Net increase (decrease) in net assets resulting from operations	(346,402,643)	73,348,902

Distributions to shareholders:
A-Class	(15,229,714)	(15,056,137)
C-Class	(1,053,900)	(1,100,964)
P-Class	(2,173,183)	(3,167,298)
Institutional Class	(109,271,775)	(82,692,217)
R6-Class	(826,365)	(842,004)
Total distributions to shareholders	(128,554,937)	(102,858,620)

Capital share transactions:
Proceeds from sale of shares
A-Class	160,235,607	537,507,580
C-Class	11,936,961	27,038,454
P-Class	53,405,339	68,322,487
Institutional Class	2,719,216,190	3,456,236,145
R6-Class	6,914,200	23,737,430
Distributions reinvested
A-Class	12,605,568	12,214,080
C-Class	856,214	884,729
P-Class	2,173,183	3,160,020
Institutional Class	90,897,272	65,470,318
R6-Class	826,365	841,976
Cost of shares redeemed
A-Class	(417,792,556)	(314,667,489)
C-Class	(33,537,200)	(23,334,185)
P-Class	(121,847,857)	(65,716,372)
Institutional Class	(3,467,436,046)	(1,449,568,811)
R6-Class	(21,559,738)	(11,439,188)
Net increase (decrease) from capital share transactions	(1,003,106,498)	2,330,687,174
Net increase (decrease) in net assets	(1,478,064,078)	2,301,177,456

Net assets:
Beginning of year	6,105,953,515	3,804,776,059
End of year	$4,627,889,437	$6,105,953,515

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2022	Year Ended September 30, 2021
Capital share activity:
Shares sold
A-Class	6,516,599	21,056,345
C-Class	487,090	1,059,662
P-Class	2,172,486	2,677,514
Institutional Class	111,021,579	135,555,309
R6-Class	280,583	931,064
Shares issued from reinvestment of distributions
A-Class	514,766	478,808
C-Class	35,053	34,690
P-Class	88,801	123,858
Institutional Class	3,720,350	2,567,621
R6-Class	33,955	33,034
Shares redeemed
A-Class	(17,070,775)	(12,344,754)
C-Class	(1,370,571)	(915,145)
P-Class	(4,908,204)	(2,577,262)
Institutional Class	(142,043,580)	(56,850,821)
R6-Class	(873,618)	(448,608)
Net increase (decrease) in shares	(41,395,486)	91,381,315

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$25.42	$25.57	$24.68	$24.70	$24.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.42	.34	.40	.54	.51
Net gain (loss) on investments (realized and unrealized)	(2.04)	.01 [i]	.94	.01	(.09)
Total from investment operations	(1.62)	.35	1.34	.55	.42
Less distributions from:
Net investment income	(.43)	(.38)	(.45)	(.57)	(.57)
Net realized gains	(.09)	(.12)	—	— [b]	(.01)
Total distributions	(.52)	(.50)	(.45)	(.57)	(.58)
Net asset value, end of period	$23.28	$25.42	$25.57	$24.68	$24.70

Total Return[c]	(6.42%)	1.38%	5.51%	2.27%	1.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$549,667	$855,473	$625,386	$570,353	$627,570
Ratios to average net assets:
Net investment income (loss)	1.69%	1.32%	1.60%	2.18%	2.07%
Total expenses[d]	0.80%	0.79%	0.84%	0.83%	0.81%
Net expenses[e,f,g]	0.74%	0.74%	0.77%	0.75%	0.75%
Portfolio turnover rate	23%	80%	123%	72%	45%

C-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$25.41	$25.55	$24.66	$24.68	$24.84
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.15	.21	.35	.33
Net gain (loss) on investments (realized and unrealized)	(2.04)	.02 [i]	.95	.02	(.10)
Total from investment operations	(1.80)	.17	1.16	.37	.23
Less distributions from:
Net investment income	(.25)	(.19)	(.27)	(.39)	(.38)
Net realized gains	(.09)	(.12)	—	— [b]	(.01)
Total distributions	(.34)	(.31)	(.27)	(.39)	(.39)
Net asset value, end of period	$23.27	$25.41	$25.55	$24.66	$24.68

Total Return[c]	(7.13%)	0.67%	4.72%	1.51%	0.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,864	$90,205	$86,143	$85,100	$70,981
Ratios to average net assets:
Net investment income (loss)	0.96%	0.58%	0.85%	1.42%	1.34%
Total expenses[d]	1.58%	1.58%	1.61%	1.60%	1.59%
Net expenses[e,f,g]	1.49%	1.49%	1.52%	1.50%	1.51%
Portfolio turnover rate	23%	80%	123%	72%	45%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$25.42	$25.57	$24.68	$24.70	$24.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.42	.34	.40	.54	.52
Net gain (loss) on investments (realized and unrealized)	(2.04)	.01 [i]	.94	.01	(.10)
Total from investment operations	(1.62)	.35	1.34	.55	.42
Less distributions from:
Net investment income	(.43)	(.38)	(.45)	(.57)	(.57)
Net realized gains	(.09)	(.12)	—	— [b]	(.01)
Total distributions	(.52)	(.50)	(.45)	(.57)	(.58)
Net asset value, end of period	$23.28	$25.42	$25.57	$24.68	$24.70

Total Return	(6.42%)	1.38%	5.50%	2.27%	1.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80,735	$155,465	$150,623	$108,691	$189,965
Ratios to average net assets:
Net investment income (loss)	1.67%	1.33%	1.60%	2.18%	2.12%
Total expenses[d]	0.95%	0.83%	0.90%	0.88%	0.87%
Net expenses[e,f,g]	0.74%	0.74%	0.77%	0.75%	0.75%
Portfolio turnover rate	23%	80%	123%	72%	45%

Institutional Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data
Net asset value, beginning of period	$25.42	$25.56	$24.67	$24.69	$24.85
Income (loss) from investment operations:
Net investment income (loss)[a]	.49	.40	.46	.60	.58
Net gain (loss) on investments (realized and unrealized)	(2.05)	.03 [i]	.95	.01	(.11)
Total from investment operations	(1.56)	.43	1.41	.61	.47
Less distributions from:
Net investment income	(.49)	(.45)	(.52)	(.63)	(.62)
Net realized gains	(.09)	(.12)	—	— [b]	(.01)
Total distributions	(.58)	(.57)	(.52)	(.63)	(.63)
Net asset value, end of period	$23.28	$25.42	$25.56	$24.67	$24.69

Total Return	(6.19%)	1.67%	5.77%	2.52%	1.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,907,125	$4,960,578	$2,911,309	$2,421,315	$2,629,316
Ratios to average net assets:
Net investment income (loss)	1.97%	1.58%	1.85%	2.43%	2.35%
Total expenses[d]	0.56%	0.56%	0.59%	0.57%	0.56%
Net expenses[e,f,g]	0.49%	0.49%	0.52%	0.50%	0.50%
Portfolio turnover rate	23%	80%	123%	72%	45%

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019[h]
Per Share Data
Net asset value, beginning of period	$25.40	$25.55	$24.66	$24.58
Income (loss) from investment operations:
Net investment income (loss)[a]	.48	.40	.48	.31
Net gain (loss) on investments (realized and unrealized)	(2.04)	.02 [i]	.93	.14
Total from investment operations	(1.56)	.42	1.41	.45
Less distributions from:
Net investment income	(.49)	(.45)	(.52)	(.37)
Net realized gains	(.09)	(.12)	—	—
Total distributions	(.58)	(.57)	(.52)	(.37)
Net asset value, end of period	$23.26	$25.40	$25.55	$24.66

Total Return	(6.19%)	1.64%	5.78%	1.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,499	$44,232	$31,315	$314,764
Ratios to average net assets:
Net investment income (loss)	1.94%	1.58%	1.96%	2.24%
Total expenses[d]	0.49%	0.49%	0.53%	0.51%
Net expenses[e,f,g]	0.49%	0.49%	0.52%	0.50%
Portfolio turnover rate	23%	80%	123%	72%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/22	09/30/21	09/30/20	09/30/19	9/30/18
A-Class	0.00%*	—	0.00%*	0.00%*	—
C-Class	—	—	0.00%*	—	—
P-Class	—	—	0.00%*	0.00%*	—
Institutional Class	—	—	0.00%*	0.00%*	—
R6-Class	0.02%	0.01%	0.00%*	0.00%*[h]	—

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/22	09/30/21	09/30/20	09/30/19	09/30/18
A-Class	0.73%	0.73%	0.75%	0.75%	0.75%
C-Class	1.48%	1.48%	1.50%	1.50%	1.50%
P-Class	0.73%	0.73%	0.75%	0.75%	0.75%
Institutional Class	0.48%	0.48%	0.50%	0.50%	0.50%
R6-Class	0.48%	0.48%	0.50%	0.50%[h]	N/A

[h]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[i]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2022, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Limited Duration Fund (the “Fund”), a diversified investment company. At September 30, 2022, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and/or other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly review the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Designee Procedures, the Adviser is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded.

The value of futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by the Fund is valued on the basis of the last sale price on the primary exchange on which the swap is traded.

The value of other swap agreements entered into by the Fund are generally valued using an evaluated price provided by a third party pricing vendor.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(e) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the proceeds from the investments of collaterals pledged on securities sold short.

(f) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Fund may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the options. The swaptions are forward premium swaptions which have extended settlement dates.

(g) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(h) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(i) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(j) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(k) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2022, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(l) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized

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NOTES TO FINANCIAL STATEMENTS (continued)

gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(m) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(n) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(o) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2022, are disclosed in the Statement of Operations.

(p) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.58% at September 30, 2022.

(q) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(r) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities,

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NOTES TO FINANCIAL STATEMENTS (continued)

money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount*
Use	Call	Put
Duration, Hedge	$538,125,000	$95,040,810

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge	$118,565	$87,597,462

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statement of Assets andLiabilities; securities held as collateral are noted on the Consolidated Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Index exposure, income	$10,283,988	$23,358,708

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued,

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NOTES TO FINANCIAL STATEMENTS (continued)

financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Index exposure, income	$—	$80,092,128

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$251,487,917	$257,126,417

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Index exposure, Income	$27,500,000	$3,083,333

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NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$4,794,946	$234,854,020

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest rate swap contracts	Unamortized upfront premiums paid on interest rate swap agreements	Unamortized upfront premiums paid on interest rate swap agreements
Variation margin on interest rate swap agreements.
Credit default swap contracts	Variation margin on credit default swap agreements Unamortized upfront premiums paid on credit default swap agreements
Equity/Interest rate option contracts	Investments in unaffiliated issuers, at value	Options written, at value
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2022:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2022
$7,555,358	$—	$—	$22,627,665	9,163,545	$39,346,568

Liability Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Written Equity Risk	Options Written Interest Rate Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2022
$198,743	$396,248	$4,057,375	$2,351,047	$—	11,322	$7,014,735

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statement of Assets and Liabilities.

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The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest/Credit swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Equity/Interest option contracts	Net realized gain (loss) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options purchased
Net change in unrealized appreciation (depreciation) on options written
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
$145,825	$16,817,380	$92,985	$(3,335,324)	$9,528,438	$15,086,577	$(1,483,829)	$818,908	$37,670,960

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
$—	$5,319,489	$(365,207)	$(1,622,816)	$8,159,604	$7,880,439	$(2,280,358)	$(1,669,184)	$15,421,967

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks

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NOTES TO FINANCIAL STATEMENTS (continued)

not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$9,163,545	$—	$9,163,545	$(967,021)	$(5,350,487)	$2,846,037

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$11,322	$—	$11,322	$(393)	$—	$10,929
Options written	2,351,047	—	2,351,047	(966,628)	(255,000)	1,129,419

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2022.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts	$—	$5,370,000
BofA Securities, Inc.	Credit default swap agreements	—	90,803
BofA Securities, Inc.	Interest rate swap agreements	—	10,977,037
BofA Securities, Inc.	Options	255,000	—
Goldman Sachs International	Options	—	7,500,000
		255,000	23,937,840

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (continued)

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.39% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	0.75%	12/01/13	02/01/24
C-Class	1.50%	12/01/13	02/01/24
P-Class	0.75%	05/01/15	02/01/24
Institutional Class	0.50%	12/01/13	02/01/24
R6-Class	0.50%	03/13/19	02/01/24

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2022, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2023	2024	2025	Fund Total
A-Class	$360,600	$332,853	$400,848	$1,094,301
C-Class	70,291	80,424	68,209	218,924
P-Class	124,505	146,751	202,943	474,199
Institutional Class	1,680,554	2,560,156	3,164,191	7,404,901
R6-Class	21,499	493	410	22,402

For the year ended September 30, 2022, GI recouped $20,289 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2022, the Fund waived $72,200 related to investments in affiliated funds.

For the year ended September 30, 2022, GFD retained sales charges of $144,088 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS (continued)

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2022 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$112,022,155	$16,532,782	$128,554,937

The tax character of distributions paid during the year ended September 30, 2021 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$92,120,762	$10,737,858	$102,858,620

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2022 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$16,176,205	$—	$(407,628,666)	$(5,726,992)	$(12,404,389)	$(409,583,842)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2022, the Fund had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swap agreements, foreign currency gains and losses, the “mark-to-market” of certain derivatives, reclassification of distributions, losses deferred due to wash sales, paydown reclasses, dividends payable, and the “mark-to-market” of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of bond premium/discount amortization, the deferral of post-October losses, income accruals on certain investments, and the “mark-to-market” of certain investments denominated in foreign currencies. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of September 30, 2022 for permanent book/tax differences.

At September 30, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$5,323,141,596	$579,277	$(408,150,006)	$(407,570,729)

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Fund has elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Fund has also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2022, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until October 1, 2022:

Ordinary	Capital
$—	$(5,726,992)

Note 7 – Securities Transactions

For the year ended September 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$968,285,113	$1,691,068,821

For the year ended September 30, 2022, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$120,769,379	$120,569,950

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2022, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$68,680,058	$11,748,482	$(258,531)

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2022. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

Borrower	Maturity Date	Face Amount	Value
Fontainbleau Vegas	09/30/25	$6,000,000	$—
KKR Core Holding Company LLC	07/15/31	3,650,000	—
Lightning A	03/01/37	4,359,948	—
Thunderbird A	03/01/37	4,293,020	—
			$—

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Cascade Funding Mortgage Trust
2018-RM2 4.00% (WAC) due 10/25/68[1]	11/02/18	$6,136,715	$5,925,628
Cascade Funding Mortgage Trust
2019-RM3 2.80% (WAC) due 06/25/69[1]	06/25/19	1,470,318	1,427,970
Copper River CLO Ltd.
2007-1A INC due 01/20/21[2]	05/09/14	585,000	210
FKRT
2.21% due 11/30/58	09/24/21	25,699,874	24,443,994
LSTAR Securities Investment Ltd.
2021-1 4.36% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[1]	02/04/21	7,295,265	6,768,816
LSTAR Securities Investment Ltd.
2021-2 4.26% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[1]	03/17/21	5,277,913	5,149,997
Towd Point Revolving Trust
4.83% due 09/25/64	03/17/22	18,499,814	17,877,475
		$64,964,899	$61,594,090

[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through September 30, 2022, at which time a new line of credit was entered into in the amount of $1,150,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2022.

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Limited Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Limited Duration Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, transfer agent, brokers, and paying agents; when replies were not received from brokers or paying agents, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2022

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2022.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2022, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2022, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See the qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
1.37%	1.37%	92.00%	100.00%

With respect to the taxable year ended September 30, 2022, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$16,532,782	$—

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

OTHER INFORMATION (Unaudited)(continued)

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

●	Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)	●	Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)
●	Guggenheim Core Bond Fund (“Core Bond Fund”)	●	Guggenheim Diversified Income Fund (“Diversified Income Fund”)
●	Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)	●	Guggenheim High Yield Fund (“High Yield Fund”)
●	Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)	●	Guggenheim Limited Duration Fund (“Limited Duration Fund”)
●	Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)	●	Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)
●	Guggenheim Municipal Income Fund (“Municipal Income Fund”)	●	Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)
●	Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)	●	Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)
●	Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)	●	Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)
●	Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)	●	Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)
●	Guggenheim World Equity Income Fund (“World Equity Income Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) Core Bond Fund; (iii) High Yield Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

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GPIM serves as investment adviser to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund;1 (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).2 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for Capital Stewardship Fund, which is addressed in a separate report.3

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 19, 2022 (the “April Meeting”) and on May 24-25, 2022 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Independent Trustees and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

[2]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[3]

Because shares of Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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At a meeting held by videoconference on April 29, 2022 (the “Special Meeting”), the Board met to consider a new sub-advisory agreement with Guggenheim Partners Advisors, LLC (“GPA” or a “Sub-Adviser”) for each of Floating Rate Strategies Fund, High Yield Fund, Core Bond Fund, Macro Opportunities Fund, Municipal Income Fund, Total Return Bond Fund and Ultra Short Duration Fund (collectively, the “GPA Sub-Advised Funds”) (collectively, the “GPA Sub-Advisory Agreements”).4 Under the GPA Sub-Advisory Agreements, GPA assists Security Investors and GPIM in the direction and supervision of the investment strategies of the GPA Sub-Advised Funds. At the Special Meeting, the Board approved the GPA Sub-Advisory Agreements for an annual term. At the May Meeting, the Committee also considered a renewal of the GPA Sub-Advisory Agreements so that they would have a consistent term with the GPIM Sub-Advisory Agreement, the Security Investors Advisory Agreements and the GPIM Advisory Agreement (together, the “Current Advisory Agreements”) (The GPA Sub-Advisory Agreements along with the GPIM Sub-Advisory Agreement are referred to hereafter as the “Sub-Advisory Agreements” and the Current Advisory Agreements along with the GPA Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements.”)

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the GPA Sub-Advisory Agreements and the renewal of each of the Advisory Agreements for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities. For example, the Committee noted as of March 31, 2022, both Security Investors and GPIM had entered into a Macroeconomic Services Agreement, at no fee, with GPA which, as noted above, is a Guggenheim affiliate, to receive certain global and sector macroeconomic analysis and insight along with other guidance.5 As a result, in

[4]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of April 29, 2022. The Board, including the Independent Trustees, relied on this relief in voting to approve the GPA Sub-Advisory Agreement at the Special Meeting.

[5]

Consequently, except where the context indicates otherwise, references to “Adviser,” “Advisers” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Advisory Agreements.

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evaluating the services provided to the Municipal Income Fund under the GPIM Sub-Advisory Agreement and the GPA Sub-Advised Funds under the GPA Sub-Advisory Agreements, the Committee did not separately consider the contributions under the Investment Advisory Agreements and the Sub-Advisory Agreements.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2021, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2022 and April 30, 2022.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 96th and 88th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, long exposure to value and short exposure to growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee noted that, as of March 31, 2022, and April 30, 2022, there was no material change in performance for the three- and five- year periods, and that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy. The Committee also noted management’s statement that the quantitative investment methodology that the Fund employs was updated and that the Fund experienced performance ranking in the top half of the peer universe for the one-year period ended December 31, 2021.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 87th and 82nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee further noted management’s statement that the Fund’s allocation process was updated in 2021 and that the Fund experienced performance ranking in the top half of the peer universe for the one-year period ended December 31, 2021. The Committee noted that as of March 31, 2022, the five-year and three-year performance rankings had improved to the 74th and 62nd percentiles, respectively, with no material change thereafter to these rankings as of April 30, 2022.

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Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 74th and 89th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s conservative positioning in recent years, notably underweights in duration and credit risks, contributed to relative underperformance. The Committee also noted management’s statement that, although the Fund’s defensive positioning resulted in top quartile performance relative to its peers during the first quarter of 2020, it has since led to underperformance relative to its peers. The Committee noted that, as of March 31, 2022 and April 30, 2022, the five-year and three-year performance rankings had not improved.

Small Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 90th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s lack of exposure to higher-risk, lower-quality stocks that rallied between September 2020 through December 2021. The Committee also noted management’s statement that stock selection in several sectors detracted from performance. The Committee noted that, as of March 31, 2022, the five-year and three-year performance rankings had improved to the 72nd and 63rd percentiles, respectively, and as of April 30, 2022, the five-year and three-year performance rankings had improved to the 66th and 49th percentiles, respectively.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and the rationale for continuing the strategy and/or efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee6 (which includes the sub-advisory fees paid to the Sub-Advisers), net effective management fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (100th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (29th percentile) of its peer group.

[6]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In addition, the Committee noted the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year period ended December 31, 2021. In addition, the Committee considered management’s statement that the Fund’s net advisory fee is reasonable and competitive, especially in light of the Fund’s strong prior performance. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three- and five-year periods ended December 31, 2021. The Committee also took into account the Fund’s currently effective expense limitation agreement with a breakpoint of 5 basis points on average daily net assets above $5 billion.

Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (36th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The Committee considered the Adviser’s statement that the Fund’s total expense ratio is competitive and in-line with the peer group average and median and that the Fund’s contractual advisory fee is competitive. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (50th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the three- and five-year periods ended December 31, 2021. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser. Additionally, the Committee considered management’s statement that the Fund’s net advisory fee is reasonable and competitive, especially in light of the Fund’s strong prior performance.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2021, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2020. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

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The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s overall expenses increased in 2021, which was primarily attributable to increased expenses in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreements

Nature, Extent and Quality of Services Provided by the Sub-Advisers: As noted above, because both the Advisers (Security Investors and GPIM) and the Sub-Advisers (GPIM and GPA) for Municipal Income Fund and the GPA Sub-Advised Funds, respectively, are part of and do business as Guggenheim Investments and the services provided by the Advisers on the one hand and the Sub-Advisers on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Advisory Agreements and Sub-Advisory Agreements. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Advisers’ abilities to carry out their responsibilities under their respective Sub-Advisory Agreements, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreements, including the scope of services required to be performed by each Sub-Adviser.

Investment Performance: The Committee considered the returns of each Fund under its evaluation of the Advisory Agreements.

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OTHER INFORMATION (Unaudited)(concluded)

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Advisers from Their Relationships with each Fund: The Committee considered that the Sub-Advisory Agreements are with affiliates of each Adviser, that each Adviser compensates each Sub-Adviser from its own fees so that the sub-advisory fee rate for each Fund does not impact the fees paid by such Fund and that GPIM’s revenues were included in the calculation of Guggenheim Investments’ profitability. Because GPA is a new Sub-Adviser, the amounts that will be paid to it by the Advisers were previously included in the calculation of Guggenheim Investments’ profitability as part of the Advisers’ revenues and in the future will continue to be included in the calculation of Guggenheim Investments’ profitability as a part of GPA’s revenue. Given its conclusion of the reasonableness of the advisory fees, the Committee concluded that the GPIM sub-advisory fee rate for the Municipal Income Fund and GPA sub-advisory fee rates for the GPA Sub-Advised Funds were reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Advisers’ fees are paid by the Advisers and not the Municipal Income Fund or the GPA Sub-Advised Funds, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the initial approval of the GPA Sub-Advisory Agreement and the continuation of each Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors. At the Special Meeting, the Board, including all of the Independent Trustees approved the GPA Sub-Advisory Agreements for an initial annual term and at the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Member, Board of Directors, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since August 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (August 2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-August 2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2021, to March 31, 2022. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: the aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $705,059 and $670,931for the fiscal years ended September 30, 2022 and September 30, 2021, respectively.

(b)	Audit-Related Fees: the aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 and $0 for fiscal years ended September 30, 2022 and September 30, 2021, respectively.

(c)	Tax Fees: the aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice and tax planning including preparation of tax returns and distribution assistance were $252,455 and $230,260 for the fiscal years ended September 30, 2022 and September 30, 2021, respectively. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

(d)	All Other Fees: the aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0 for the fiscal years ended September 30, 2022 and September 30, 2021, respectively.

(e)	Audit Committee Pre-Approval Policies and Procedures.

(1)	Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Principal/Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements

i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.	Audit Services

a.	Annual financial statement audits

b.	Seed audits (related to new product filings, as required)

c.	SEC and regulatory filings and consents

2.	Audit-Related Services

a.	Accounting consultations

b.	Fund merger/reorganization support services

c.	Other accounting related matters

d.	Agreed upon procedures reports

e.	Attestation reports

f.	Other internal control reports

3.	Tax Services

a.	Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions

ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)

iv.	Preparation of calendar year excise distribution calculations

v.	Calculation of tax equalization on an as-needed basis

vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.	Preparation of the estimated excise distribution calculations on an as-needed basis

viii.	Preparation of calendar year shareholder reporting designations on Form 1099

ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.	Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii.	Assistance with corporate actions and tax treatment of complex securities and structured products

iii.	Assistance with IRS ruling requests and calculation of deficiency dividends

iv.	Conduct training sessions for the Adviser’s internal tax resources

v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.	RIC qualification reviews

viii.	Tax distribution analysis and planning

ix.	Tax authority examination services

x.	Tax appeals support services

xi.	Tax accounting methods studies

xii.	Fund merger, reorganization and liquidation support services

xiii.	Tax compliance, planning and advice services and related projects

xiv.	Assistance with out of state residency status

xv.	Provision of tax compliance services in India for Funds with direct investments in India

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees billed by the registrant's accountant for the most recent fiscal year and the preceding years for services rendered to the registrant, the investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $252,455 and $230,260, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h)	Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR attached.

(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(a)) are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Funds Trust

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	December 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	December 8, 2022

By (Signature and Title)*	/s/ James M. Howley
James M. Howley, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	December 8, 2022

*	Print the name and title of each signing officer under his or her signature.